As filed with the Securities and Exchange Commission on August 25, 2022

Securities Act File No. 333-123257
Investment Company Act File No. 811-10325

United States Securities and Exchange Commission
Washington, D.C. 20549

FORM N-1A

Registration Statement Under the Securities Act of 1933	☒
Pre-Effective Amendment No.	☐
Post Effective Amendment No. 2,807	☒
and/or
Registration Statement Under the Investment Company Act of 1940	☒
Amendment No. 2,811	☒

VANECK ETF TRUST
(Exact Name of Registrant as Specified in its Charter)

666 Third Avenue, 9th Floor
New York, New York 10017
(Address of Principal Executive Offices)
(212) 293-2000
Registrant’s Telephone Number
Jonathan R. Simon, Esq.
Senior Vice President and General Counsel
Van Eck Associates Corporation
666 Third Avenue, 9th Floor
New York, New York 10017
(Name and Address of Agent for Service)

Copy to:
Allison M. Fumai, Esq.
Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

Immediately upon filing pursuant to paragraph (b)
X	On September 1, 2022 pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(1)
On [date] pursuant to paragraph (a)(1)
75 days after filing pursuant to paragraph (a)(2)
On [date] pursuant to paragraph (a)(2) of rule 485

PROSPECTUS
September 1, 2022
VANECK®
BDC Income ETF    BIZD™
Emerging Markets High Yield Bond ETF    HYEM®
Fallen Angel High Yield Bond ETF    ANGL®
Green Bond ETF    GRNB®
International High Yield Bond ETF    IHY®
IG Floating Rate ETF    FLTR
J.P. Morgan EM Local Currency Bond ETF    EMLC®
Moody's Analytics BBB Corporate Bond ETF    MBBB
Moody's Analytics IG Corporate Bond ETF    MIG
Mortgage REIT Income ETF    MORT®
Preferred Securities ex Financials ETF    PFXF®

Principal U.S. Listing Exchange for BIZD, HYEM, GRNB, IHY, FLTR, EMLC, MORT, PFXF: NYSE Arca, Inc.
Principal U.S. Listing Exchange for ANGL: The NASDAQ Stock Market LLC.
Principal U.S. Listing Exchange for MBBB, MIG: Cboe BZX Exchange, Inc.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

800.826.2333    vaneck.com

VANECK® BDC INCOME ETF
SUMMARY INFORMATION
INVESTMENT OBJECTIVE
VanEck® BDC Income ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVIS® US Business Development Companies Index (the “BDC Index”).
FUND FEES AND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.40%
Other Expenses(a)	0.01%
Acquired Fund Fees and Expenses(b)	10.51%
Total Annual Fund Operating Expenses(a)	10.92%

(a) Van Eck Associates Corporation (the “Adviser”) will pay all expenses of the Fund, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Notwithstanding the foregoing, the Adviser has agreed to pay the offering costs until at least September 1, 2023.
(b) “Acquired Fund Fees and Expenses” include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including business development companies (“BDCs”). Because acquired fund fees and expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund’s financial statements and the information presented in the table will differ from that presented in the Fund’s financial highlights included in the Fund’s reports to shareholders.
EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$1,060
3	$2,995
5	$4,707
10	$8,176

PORTFOLIO TURNOVER
The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The BDC Index is comprised of BDCs. To be eligible for the BDC Index and qualify as a BDC, a company must be organized under the laws of, and have its principal place of business in, the United States, be registered with the Securities and Exchange Commission (the “SEC”) and have elected to be regulated as a BDC under the Investment Company Act of 1940, as amended

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(the “1940 Act”). BDCs are vehicles whose principal business is to invest in, lend capital to or provide services to privately-held U.S. companies or thinly traded U.S. public companies. Small- and medium-capitalization BDCs are eligible for inclusion in the BDC Index. As of June 30, 2022, the BDC Index included 25 securities of companies with a market capitalization range of between approximately $395 million to $8.9 billion and a weighted average market capitalization of $4.0 billion. This 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.
The 1940 Act places limits on the percentage of the total outstanding stock of a BDC that may be owned by the Fund; however, an SEC rule applicable to the Fund permits it to invest in BDCs in excess of this limitation if certain conditions are met.
The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the BDC Index by investing in a portfolio of securities that generally replicates the BDC Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the BDC Index and does not take temporary defensive positions that are inconsistent with its investment objective of seeking to replicate the BDC Index.
The Fund will concentrate its investments in a particular industry or group of industries to the extent that the BDC Index concentrates in an industry or group of industries. As of April 30, 2022, the financials sector represented a significant portion of the Fund.
PRINCIPAL RISKS OF INVESTING IN THE FUND
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.
Risk of Investing in BDCs. BDCs generally invest in less mature U.S. private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly-traded companies. While the BDCs that comprise the BDC Index are expected to generate income in the form of dividends, certain BDCs during certain periods of time may not generate such income. The Fund will indirectly bear its proportionate share of any management fees and other operating expenses incurred by the BDCs and of any performance-based or incentive fees payable by the BDCs in which it invests, in addition to the expenses paid by the Fund. A BDC’s incentive fee may be very high, vary from year to year and be payable even if the value of the BDC’s portfolio declines in a given time period. Incentive fees may create an incentive for a BDC’s manager to make investments that are risky or more speculative than would be the case in the absence of such compensation arrangements, and may also encourage the BDC’s manager to use leverage to increase the return on the BDC’s investments. The use of leverage by BDCs magnifies gains and losses on amounts invested and increases the risks associated with investing in BDCs. A BDC may make investments with a larger amount of risk of volatility and loss of principal than other investment options and may also be highly speculative and aggressive.
The 1940 Act imposes certain constraints upon the operations of a BDC. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of U.S. private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. Generally, little public information exists for private and thinly traded companies in which a BDC may invest and there is a risk that investors may not be able to make a fully informed evaluation of a BDC and its portfolio of investments. With respect to investments in debt instruments, there is a risk that the issuers of such instruments may default on their payments or declare bankruptcy. Many debt investments in which a BDC may invest will not be rated by a credit rating agency and will be below investment grade quality. These investments are commonly referred to as “junk bonds” and have predominantly speculative characteristics with respect to an issuer’s capacity to make payments of interest and principal. Although lower grade securities are potentially higher yielding, they are also characterized by high risk. In addition, the secondary market for lower grade securities may be less liquid than that of higher rated securities.
Certain BDCs may also be difficult to value since many of the assets of BDCs do not have readily ascertainable market values. Therefore, such assets are most often recorded at fair value, in good faith, in accordance with valuation procedures adopted by such companies, which may potentially result in material differences between a BDC’s net asset value (“NAV”) per share and its market value.
Additionally, a BDC may only incur indebtedness in amounts such that the BDC’s asset coverage ratio of total assets to total senior securities equals at least 150% after such incurrence. These limitations on asset mix and leverage may affect the way that the BDC raises capital. BDCs compete with other entities for the types of investments they make, and such entities are not necessarily subject to the same investment constraints as BDCs.
To comply with provisions of the 1940 Act and SEC regulations thereunder, the Adviser may be required to vote BDC shares in the same general proportion as shares held by other shareholders of the BDC.

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To qualify and remain eligible for the special tax treatment accorded to regulated investment companies (“RICs”) and their shareholders under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), the BDCs in which the Fund invests must meet certain source-of-income, asset diversification and annual distribution requirements. If a BDC in which the Fund invests fails to qualify as a regulated investment company, such BDC would be liable for federal, and possibly state, corporate taxes on its taxable income and gains. Such failure by a BDC could substantially reduce the BDC’s net assets and the amount of income available for distribution to the Fund, which would in turn decrease the total return of the Fund in respect of such investment.
Investment Restrictions Risk. The Fund is subject to the conditions set forth in certain provisions of the 1940 Act and SEC regulations thereunder that limit the amount that the Fund and its affiliates, in the aggregate, can invest in the outstanding voting securities of any one BDC. The Fund and its affiliates may not acquire “control” of an unaffiliated BDC, which is presumed once ownership of a BDC’s outstanding voting securities exceeds 25%. This limitation could inhibit the Fund’s ability to purchase one or more BDCs in the BDC Index in the proportions represented in the BDC Index. In these circumstances, the Fund would be required to use sampling techniques, which could increase the risk of tracking error.
Risk of Investing in the Financials Sector. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the financials sector. Companies in the financials sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financials sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financials sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financials sector perceived as benefitting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financials sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions.
Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities of small- and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.
Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. An investment in the Fund may lose money.
Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.
Index Tracking Risk. The Fund’s return may not match the return of the BDC Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the BDC Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the BDC Index or (to the extent the Fund effects creations and redemptions for cash) raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein), which are not factored into the return of the BDC Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the BDC Index. Errors in the BDC Index data, the BDC Index computations and/or the construction of the BDC Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the BDC Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Shareholders should understand that any gains from the BDC Index provider's errors will be kept by the Fund and its shareholders and any losses or costs resulting from the BDC Index provider's

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errors will be borne by the Fund and its shareholders. When the BDC Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the BDC Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Apart from scheduled rebalances, the BDC Index provider or its agents may carry out additional ad hoc rebalances to the BDC Index. Therefore, errors and additional ad hoc rebalances carried out by the BDC Index provider or its agents to the BDC Index may increase the costs to and the tracking error risk of the Fund. The Fund’s performance may also deviate from the return of the BDC Index due to legal restrictions or limitations imposed by the governments of certain countries, certain listing standards of the Fund’s listing exchange (the “Exchange”), a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments, underlying securities and/or currencies, and/or other assets based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the BDC Index is based on securities’ closing prices (i.e., the value of the BDC Index is not based on fair value prices), the Fund’s ability to track the BDC Index may be adversely affected. When markets are volatile, the ability to sell securities at fair value prices may be adversely impacted and may result in additional trading costs and/or increase the index tracking risk. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the BDC Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the BDC Index. Changes to the composition of the BDC Index in connection with a rebalancing or reconstitution of the BDC Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.
Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a greater discount (or premium) to net asset value (“NAV”) and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
No Guarantee of Active Trading Market. While Shares are listed on the Exchange, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.
Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the BDC Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Additionally, unusual market conditions may cause the BDC Index provider to postpone a scheduled rebalance or reconstitution, which could cause the BDC Index to vary from its normal or expected composition. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads on the Exchange and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.

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Issuer-Specific Changes Risk. The value of individual securities or particular types of securities can be more volatile than the market as a whole and can perform differently from the value of the market as a whole, which may have a greater impact if the Fund’s portfolio is concentrated in a country, group of countries, region, market, industry, group of industries, sector or asset class. The value of securities of smaller issuers can be more volatile than that of larger issuers.
Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the BDC Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund is concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.
PERFORMANCE
The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year, ten year and/or since inception periods, as applicable, compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.
Annual Total Returns (%)—Calendar Years
The year-to-date total annual return as of June 30, 2022 was -10.64%.

Best Quarter:	34.34%	2Q 2020
Worst Quarter:	-42.78%	1Q 2020
Average Annual Total Returns for the Periods Ended December 31, 2021
The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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	Past One Year	Past Five Years	Since Inception (2/11/2013)
VanEck BDC Income ETF (return before taxes)	39.82%	9.52%	7.48%
VanEck BDC Income ETF (return after taxes on distributions)	34.04%	5.16%	3.61%
VanEck BDC Income ETF (return after taxes on distributions and sale of Fund Shares)	23.28%	5.18%	3.82%
MVIS US Business Development Companies Index (reflects no deduction for fees, expenses or taxes)	37.38%	9.06%	7.50%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	28.71%	18.47%	16.01%

See “License Agreements and Disclaimers” for important information.
PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Associates Corporation.
Portfolio Manager. The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
Peter H. Liao	Portfolio Manager	February 2013

PURCHASE AND SALE OF FUND SHARES
For important information about the purchase and sale of Fund Shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” section of this Prospectus.

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VANECK® EMERGING MARKETS HIGH YIELD BOND ETF
SUMMARY INFORMATION
INVESTMENT OBJECTIVE
VanEck® Emerging Markets High Yield Bond ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of ICE BofA Diversified High Yield US Emerging Markets Corporate Plus Index (the “Emerging Markets High Yield Index”).
FUND FEES AND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.40%
Other Expenses(a)	0.00%
Total Annual Fund Operating Expenses(a)	0.40%

(a)Van Eck Associates Corporation (the “Adviser”) will pay all expenses of the Fund, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Notwithstanding the foregoing, the Adviser has agreed to pay the offering costs until at least September 1, 2023.
EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$41
3	$128
5	$224
10	$505

PORTFOLIO TURNOVER
The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Emerging Markets High Yield Index is comprised of U.S. dollar denominated bonds issued by non-sovereign emerging market issuers that have a below investment grade rating and that are issued in the major domestic and Eurobond markets.
In order to qualify for inclusion in the Emerging Markets High Yield Index, an issuer must have risk exposure to countries other than members of the FX Group of Ten, all Western European countries and territories of the United States and Western European countries.

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The FX Group of Ten includes all Euro members, Australia, Canada, Japan, New Zealand, Norway, Sweden, Switzerland, the United Kingdom (“UK”) and the United States. As of June 30, 2022, the Emerging Markets High Yield Index included 661 below investment grade bonds of 367 issuers and the weighted average maturity of the Emerging Markets High Yield Index was 5.49 years. As of the same date, approximately 63% of the Emerging Markets High Yield Index was comprised of Rule 144A securities. Such bonds may include quasi-sovereign bonds. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.
The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Emerging Markets High Yield Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Emerging Markets High Yield Index and does not take temporary defensive positions that are inconsistent with its investment objective of seeking to replicate the Emerging Markets High Yield Index. Because of the practical difficulties and expense of purchasing all of the securities in the Emerging Markets High Yield Index, the Fund does not purchase all of the securities in the Emerging Markets High Yield Index. Instead, the Adviser utilizes a “sampling” methodology in seeking to achieve the Fund’s objective. As such, the Fund may purchase a subset of the bonds in the Emerging Markets High Yield Index in an effort to hold a portfolio of bonds with generally the same risk and return characteristics of the Emerging Markets High Yield Index.
The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Emerging Markets High Yield Index concentrates in an industry or group of industries. As of April 30, 2022, each of the financials, energy and basic materials sectors represented a significant portion of the Fund.
PRINCIPAL RISKS OF INVESTING IN THE FUND
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.
High Yield Securities Risk. Securities rated below investment grade are commonly referred to as high yield securities or “junk bonds.” High yield securities are often issued by issuers that are restructuring, are smaller or less creditworthy than other issuers, or are more highly indebted than other issuers. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. The prices of high yield securities are likely to be more sensitive to adverse economic changes or individual issuer developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, high yield security issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The secondary market for securities that are high yield securities may be less liquid than the markets for higher quality securities, and high yield securities issued by non-corporate issuers may be less liquid than high yield securities issued by corporate issuers, which, in either instance, may have an adverse effect on the market prices of and the Fund’s ability to arrive at a fair value for certain securities. The illiquidity of the market also could make it difficult for the Fund to sell certain securities in connection with a rebalancing of the Emerging Markets High Yield Index. In addition, periods of economic uncertainty and change may result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Fund’s net asset value (“NAV”).
Special Risk Considerations of Investing in European Issuers. Investments in securities of European issuers involve risks and special considerations not typically associated with investments in the U.S. securities markets. The Economic and Monetary Union ("EMU") of the European Union ("EU") requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and on major trading partners outside Europe. The European financial markets have previously experienced, and may continue to experience, volatility and have been adversely affected, and may in the future be affected, by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on or restructuring of government debt in several European countries. These events have adversely affected, and may in the future affect, the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries. In a referendum held on June 23, 2016, voters in the UK voted to leave the EU, creating economic and political uncertainty in its wake. On January 31, 2020, the UK officially withdrew from the EU and the UK entered a transition period which ended on December 31, 2020. On December 30, 2020, the EU and UK signed the EU-UK Trade and Cooperation Agreement ("TCA"), an agreement on the terms governing certain aspects of the EU's and the UK's relationship following the end of the transition period. Notwithstanding the TCA, following the transition period, there is likely to be considerable uncertainly as to the UK's post-transition framework.

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Special Risk Considerations of Investing in Asian Issuers. Investments in securities of Asian issuers involve risks and special considerations not typically associated with investment in the U.S. securities markets. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one Asian country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia, and any adverse effect on some or all of the Asian countries and regions in which the Fund invests. The securities markets in some Asian economies are relatively underdeveloped and may subject the Fund to higher action costs or greater uncertainty than investments in more developed securities markets. Such risks may adversely affect the value of the Fund’s investments.
Special Risk Considerations of Investing in Latin American Issuers. Investments in securities of Latin American issuers involve special considerations not typically associated with investments in the U.S. securities markets. The economies of certain Latin American countries have, at times, experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports and many economies in this region are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of this region.
Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many Latin American countries has lessened, there is no guarantee it will remain at lower levels.
The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such events could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and could result in significant disruption in securities markets in the region.
The economies of Latin American countries are generally considered emerging markets and can be significantly affected by currency devaluations. Certain Latin American countries may also have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many Latin American currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies.
Finally, a number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and a rescheduling of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.
Special Risk Considerations of Investing in Chinese Issuers. Investments in securities of Chinese issuers, including issuers located outside of China that generate significant revenues from China, involve certain risks and considerations not typically associated with investments in the U.S. securities markets. These risks include, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers resulting in lack of liquidity and in price volatility, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers, (vii) higher rates of inflation, (viii) greater political, economic and social uncertainty, (ix) market volatility caused by any potential regional or territorial conflicts or natural disasters and (x) the risk of increased trade tariffs, embargoes, sanctions, investment restrictions and other trade limitations. Certain securities are, or may in the future become restricted, and the Fund may be forced to sell such restricted securities and incur a loss as a result. In addition, the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, interest rates, allocation of resources and capital reinvestment, among others. The Chinese central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, previously the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. The Chinese government may do so in the future as well, potentially having a significant adverse effect on economic conditions in China.
Special Risk Considerations of Investing in Brazilian Issuers. Investments in securities of Brazilian issuers, including issuers located outside of Brazil that generate significant revenues from Brazil, involve risks and special considerations not typically associated with investments in the U.S. securities markets. The Brazilian economy has been characterized by frequent, and occasionally drastic, interventions by the Brazilian government, including the imposition of wage and price controls, exchange

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controls, limiting imports, blocking access to bank accounts and other measures. The Brazilian government has often changed monetary, taxation, credit, trade and other policies to influence the core of Brazil’s economy. Actions taken by the Brazilian government concerning the economy may have significant effects on Brazilian companies and on market conditions and prices of Brazilian securities. Brazil’s economy may be subject to sluggish economic growth due to, among other things, weak consumer spending, political turmoil, high rates of inflation and low commodity prices. Brazil suffers from chronic structural public sector deficits. The Brazilian government has privatized certain entities, which have suffered losses due to, among other things, the inability to adjust to a competitive environment.
The market for Brazilian securities is directly influenced by the flow of international capital, and economic and market conditions of certain countries, especially emerging market countries. As a result, adverse economic conditions or developments in other emerging market countries have at times significantly affected the availability of credit in the Brazilian economy and resulted in considerable outflows of funds and declines in the amount of foreign currency invested in Brazil.
Investments in Brazilian securities may be subject to certain restrictions on foreign investment. Brazilian law provides that whenever a serious imbalance in Brazil’s balance of payments exists or is anticipated, the Brazilian government may impose temporary restrictions on the remittance to foreign investors of the proceeds of their investment in Brazil and on the conversion of the Brazilian real into foreign currency.
Brazil has historically experienced high rates of inflation and a high level of debt, each of which may constrain economic growth. Brazil suffers from high levels of corruption, crime and income disparity. The Brazilian economy is also heavily dependent upon commodity prices and international trade. Unanticipated political or social developments may result in sudden and significant investment losses. An increase in prices for commodities, such as petroleum, the depreciation of the Brazilian real and future governmental measures seeking to maintain the value of the Brazilian real in relation to the U.S. dollar, may trigger increases in inflation in Brazil and may slow the rate of growth of the Brazilian economy. Conversely, appreciation of the Brazilian real relative to the U.S. dollar may lead to the deterioration of Brazil’s current account and balance of payments as well as limit the growth of exports.
Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments.
Risk of Investing in Emerging Market Issuers. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Emerging markets are more likely than developed markets to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, liquidity issues and limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information. The frequency, availability and quality of financial information about investments in emerging markets varies. The Fund has limited rights and few practical remedies in emerging markets and the ability of U.S. authorities to bring enforcement actions in emerging markets may be limited, and the Fund's passive investment approach does not take account of these risks. All of these factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
Foreign Currency Risk. Because all or a portion of the income received by the Fund from its investments and/or the revenues received by the underlying issuer will generally be denominated in foreign currencies, the Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund, and the value of certain foreign currencies may be subject to a high degree of fluctuation. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies.
Credit Risk. Bonds are subject to credit risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations and/or default completely. Bonds are subject to varying degrees of credit risk, depending on the issuer’s financial condition and on the terms of the securities, which may be reflected in credit ratings. There is a possibility that the credit rating of a bond may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security.
Interest Rate Risk. Debt securities, such as bonds, are subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go

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up. Many factors can cause interest rates to rise, including central bank monetary policy, rising inflation rates and general economic conditions. The prevailing historically low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility and increased redemptions. In addition, debt securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than debt securities with shorter durations. In response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates. These actions present heightened risks to debt instruments, and such risks could increase if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.
Restricted Securities Risk. Regulation S and Rule 144A securities are restricted securities. Restricted securities are securities that are not registered under the Securities Act of 1933, as amended (the “Securities Act”). They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable. The Fund may not be able to purchase or sell a restricted security promptly or at a reasonable time or price. Although there may be a substantial institutional market for these securities, it is not possible to predict exactly how the market for such securities will develop or whether it will continue to exist. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.
Risk of Investing in the Financials Sector. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the financials sector. Companies in the financials sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financials sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financials sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financials sector perceived as benefitting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financials sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions.
Risk of Investing in the Energy Sector. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the energy sector. Companies operating in the energy sector are subject to risks including, but not limited to, economic growth, worldwide demand, political instability in the regions that the companies operate, government regulation stipulating rates charged by utilities, interest rate sensitivity, oil price volatility, energy conservation, environmental policies, depletion of resources, the cost of providing the specific utility services and other factors that they cannot control. Oil prices are subject to significant volatility, which has adversely impacted companies operating in the energy sector. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. A downturn in the energy sector of the economy, adverse political, legislative or regulatory developments or other events could have a larger impact on the Fund than on an investment company that does not invest a substantial portion of its assets in the energy sector. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole. The price of oil, natural gas and other fossil fuels may decline and/or experience significant volatility, which could adversely impact companies operating in the energy sector.
Risk of Investing in the Basic Materials Sector. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. An investment in the Fund may lose money.
Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

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Call Risk. The Fund may invest in callable bonds. If interest rates fall, it is possible that issuers of callable securities will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during or following a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security or securities with greater risks or other less favorable features. If that were to happen, it would decrease the Fund’s net investment income.
Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Emerging Markets High Yield Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Emerging Markets High Yield Index. Conversely, a positive development relating to an issuer of securities in the Emerging Markets High Yield Index that is not held by the Fund could cause the Fund to underperform the Emerging Markets High Yield Index. To the extent the assets in the Fund are smaller, these risks will be greater.
Index Tracking Risk. The Fund’s return may not match the return of the Emerging Markets High Yield Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Emerging Markets High Yield Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Emerging Markets High Yield Index or (to the extent the Fund effects creations and redemptions for cash) raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein), which are not factored into the return of the Emerging Markets High Yield Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Emerging Markets High Yield Index. Errors in the Emerging Markets High Yield Index data, the Emerging Markets High Yield Index computations and/or the construction of the Emerging Markets High Yield Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Emerging Markets High Yield Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Shareholders should understand that any gains from the Emerging Markets High Yield Index provider's errors will be kept by the Fund and its shareholders and any losses or costs resulting from the Emerging Markets High Yield Index provider's errors will be borne by the Fund and its shareholders. When the Emerging Markets High Yield Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Emerging Markets High Yield Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Apart from scheduled rebalances, the Emerging Markets High Yield Index provider or its agents may carry out additional ad hoc rebalances to the Emerging Markets High Yield Index. Therefore, errors and additional ad hoc rebalances carried out by the Emerging Markets High Yield Index provider or its agents to the Emerging Markets High Yield Index may increase the costs to and the tracking error risk of the Fund. In addition, the Fund's use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Emerging Markets High Yield Index as would be the case if the Fund purchased all of the securities in the Emerging Markets High Yield Index, or invested in them in the exact proportions in which they are represented in the Emerging Markets High Yield Index. The Fund’s performance may also deviate from the return of the Emerging Markets High Yield Index due to legal restrictions or limitations imposed by the governments of certain countries, certain listing standards of the Fund’s listing exchange (the “Exchange”), a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments, underlying securities and/or currencies, and/or other assets based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Emerging Markets High Yield Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Emerging Markets High Yield Index is not based on fair value prices), the Fund’s ability to track the Emerging Markets High Yield Index may be adversely affected. When markets are volatile, the ability to sell securities at fair value prices may be adversely impacted and may result in additional trading costs and/or increase the index tracking risk. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Emerging Markets High Yield Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Emerging Markets High Yield Index. Changes to the composition of the Emerging Markets High Yield Index in connection with a rebalancing or reconstitution of the Emerging Markets High Yield Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.
Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a greater discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
No Guarantee of Active Trading Market. While Shares are listed on the Exchange, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step

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away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.
Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in bonds, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Emerging Markets High Yield Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Additionally, unusual market conditions may cause the Emerging Markets High Yield Index provider to postpone a scheduled rebalance or reconstitution, which could cause the Emerging Markets High Yield Index to vary from its normal or expected composition. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads on the Exchange and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.
Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Emerging Markets High Yield Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund is concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.
PERFORMANCE
The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year, ten year and/or since inception periods, as applicable, compared with the Fund’s benchmark index and a broad measure of market performance. Prior to May 13, 2015, the Fund sought to replicate as closely as possible, before fees and expenses, the price and yield performance of an index called the BofA Merrill Lynch Diversified High Yield US Emerging Markets Corporate Plus Index (the “Prior Index”). Therefore, performance information prior to May 13, 2015 reflects the performance of the Fund while seeking to track the Prior Index. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

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Annual Total Returns (%)—Calendar Years
The year-to-date total annual return as of June 30, 2022 was -17.43%.

Best Quarter:	15.00%	2Q 2020
Worst Quarter:	-15.16%	1Q 2020
Average Annual Total Returns for the Periods Ended December 31, 2021
The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years*	Since Inception (5/8/2012)*
VanEck Emerging Markets High Yield Bond ETF (return before taxes)	-0.92%	4.35%	4.94%
VanEck Emerging Markets High Yield Bond ETF (return after taxes on distributions)	-3.16%	1.87%	2.32%
VanEck Emerging Markets High Yield Bond ETF (return after taxes on distributions and sale of Fund Shares)	-0.52%	2.24%	2.60%
ICE BofA Diversified High Yield US Emerging Markets Corporate Plus Index* (reflects no deduction for fees, expenses or taxes)	-1.29%	4.59%	5.48%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-1.54%	3.57%	2.82%
ICE BofA Broad US Market Index[1] (reflects no deduction for fees, expenses or taxes)	-1.58%	3.63%	2.87%

*Prior to May 13, 2015, the Fund sought to replicate as closely as possible, before fees and expenses, the price and yield performance of the Prior Index. Therefore, performance information prior to May 13, 2015 reflects the performance of the Fund while seeking to track the Prior Index. Prior to May 13, 2015, index data reflects that of the Prior Index. From May 13, 2015, the index data reflects that of the Emerging Markets High Yield Index.
1 On September 1, 2022, the ICE BofA Broad US Market Index replaced the Bloomberg US Aggregate Bond Index as the Fund's broad-based benchmark index as the Adviser believes it is more representative of broad bond market exposure.
See “License Agreements and Disclaimers” for important information.

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PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Associates Corporation.
Portfolio Manager. The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
Francis G. Rodilosso	Portfolio Manager	September 2012

PURCHASE AND SALE OF FUND SHARES
For important information about the purchase and sale of Fund Shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary Information about Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” section of this Prospectus.

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VANECK® FALLEN ANGEL HIGH YIELD BOND ETF
SUMMARY INFORMATION
INVESTMENT OBJECTIVE
VanEck® Fallen Angel High Yield Bond ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of ICE US Fallen Angel High Yield 10% Constrained Index (the “Fallen Angel Index”).
FUND FEES AND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.35%
Other Expenses(a)	0.00%
Total Annual Fund Operating Expenses(a)	0.35%

(a)Van Eck Associates Corporation (the “Adviser”) will pay all expenses of the Fund, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Notwithstanding the foregoing, the Adviser has agreed to pay the offering costs until at least September 1, 2023.
EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$36
3	$113
5	$197
10	$443

PORTFOLIO TURNOVER
The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Fallen Angel Index is comprised of below investment grade corporate bonds denominated in U.S. dollars that were rated investment grade at the time of issuance. Qualifying securities must be issued in the U.S. domestic market and have a below investment grade rating. Defaulted securities are removed from the Fallen Angel Index at the end of the month in which they default. The Fallen Angel Index is comprised of bonds issued by both U.S. and non-U.S. issuers.
The country of risk of qualifying issuers must be a member of the FX Group of Ten, a Western European nation, or a territory of the United States or a Western European nation. The FX Group of Ten includes all Euro members, Australia, Canada, Japan, New Zealand, Norway, Sweden, Switzerland, the United Kingdom and the United States. As of June 30, 2022, the Fallen Angel Index included 214 below investment grade bonds of 80 issuers and approximately 11% of the Fallen Angel Index was comprised of

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Rule 144A securities. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.
The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Fallen Angel Index by investing in a portfolio of securities that generally replicates the Fallen Angel Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Fallen Angel Index and does not take temporary defensive positions that are inconsistent with its investment objective of seeking to replicate the Fallen Angel Index.
The Fund may become "non-diversified" as defined under the Investment Company Act of 1940 Act, as amended (the “1940 Act”), solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Fallen Angel Index. This means that the Fund may invest a greater percentage of its assets in a limited number of issuers than would be the case if the Fund were always managed as a diversified management investment company. The Fund intends to be diversified in approximately the same proportion as the Fallen Angel Index. Shareholder approval will not be sought when the Fund crosses from diversified to non-diversified status due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Fallen Angel Index.
The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Fallen Angel Index concentrates in an industry or group of industries. As of April 30, 2022, each of the energy, consumer discretionary, information technology and financials sectors represented a significant portion of the Fund.
PRINCIPAL RISKS OF INVESTING IN THE FUND
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.
High Yield Securities Risk. Securities rated below investment grade are commonly referred to as high yield securities or “junk bonds.” High yield securities are often issued by issuers that are restructuring, are smaller or less creditworthy than other issuers, or are more highly indebted than other issuers. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. The prices of high yield securities are likely to be more sensitive to adverse economic changes or individual issuer developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, high yield security issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The secondary market for securities that are high yield securities may be less liquid than the markets for higher quality securities, and high yield securities issued by non-corporate issuers may be less liquid than high yield securities issued by corporate issuers, which, in either instance, may have an adverse effect on the market prices of and the Fund’s ability to arrive at a fair value for certain securities. The illiquidity of the market also could make it difficult for the Fund to sell certain securities in connection with a rebalancing of the Fallen Angel Index. In addition, periods of economic uncertainty and change may result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Fund’s net asset value (“NAV”).
Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments.
Foreign Currency Risk. Because all or a portion of the income received by the Fund from its investments and/or the revenues received by the underlying issuer will generally be denominated in foreign currencies, the Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund, and the value of certain foreign currencies may be subject to a high degree of fluctuation. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies.
Credit Risk. Bonds are subject to credit risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations and/or default completely. Bonds are subject to varying degrees of credit risk, depending on the issuer’s financial condition and on the terms of the securities, which may be reflected in credit ratings. There is a possibility that the credit rating of a bond may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security.

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Interest Rate Risk. Debt securities, such as bonds, are subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up. Many factors can cause interest rates to rise, including central bank monetary policy, rising inflation rates and general economic conditions. The prevailing historically low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility and increased redemptions. In addition, debt securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than debt securities with shorter durations. In response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates. These actions present heightened risks to debt instruments, and such risks could increase if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.
Restricted Securities Risk. Regulation S and Rule 144A securities are restricted securities. Restricted securities are securities that are not registered under the Securities Act of 1933, as amended (the “Securities Act”). They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable. The Fund may not be able to purchase or sell a restricted security promptly or at a reasonable time or price. Although there may be a substantial institutional market for these securities, it is not possible to predict exactly how the market for such securities will develop or whether it will continue to exist. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. An investment in the Fund may lose money.
Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.
Call Risk. The Fund may invest in callable bonds. If interest rates fall, it is possible that issuers of callable securities will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during or following a period of declining interest rates, the Fund is likely to have to replace such call security with a lower yielding security or securities with greater risks or other less favorable features. If that were to happen, it would decrease the Fund’s net investment income.
Energy Sector Risk. Companies operating in the energy sector are subject to risks including, but not limited to, economic growth, worldwide demand, political instability in the regions that the companies operate, government regulation stipulating rates charged by utilities, interest rate sensitivity, oil price volatility, energy conservation, environmental policies, depletion of resources, the cost of providing the specific utility services and other factors that they cannot control. Oil prices are subject to significant volatility, which has adversely impacted companies operating in the energy sector. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. A downturn in the energy sector of the economy, adverse political, legislative or regulatory developments or other events could have a larger impact on the Fund than on an investment company that does not invest a substantial portion of its assets in the energy sector. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole. The price of oil, natural gas and other fossil fuels may decline and/or experience significant volatility, which could adversely impact companies operating in the energy sector.
Risk of Investing in the Consumer Discretionary Sector. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the consumer discretionary sector. The consumer discretionary sector comprises companies whose businesses are sensitive to economic cycles, such as manufacturers of high-end apparel and automobile and leisure companies. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.
Risk of Investing in the Information Technology Sector. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information

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technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies.
Risk of Investing in the Financials Sector. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the financials sector. Companies in the financials sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financials sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financials sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financials sector perceived as benefitting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financials sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions.
Index Tracking Risk. The Fund’s return may not match the return of the Fallen Angel Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Fallen Angel Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Fallen Angel Index or (to the extent the Fund effects creations and redemptions for cash) raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein), which are not factored into the return of the Fallen Angel Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Fallen Angel Index. Errors in the Fallen Angel Index data, the Fallen Angel Index computations and/or the construction of the Fallen Angel Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Fallen Angel Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Shareholders should understand that any gains from the Fallen Angel Index provider's errors will be kept by the Fund and its shareholders and any losses or costs resulting from the Fallen Angel Index provider's errors will be borne by the Fund and its shareholders. When the Fallen Angel Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Fallen Angel Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Apart from scheduled rebalances, the Fallen Angel Index provider or its agents may carry out additional ad hoc rebalances to the Fallen Angel Index. Therefore, errors and additional ad hoc rebalances carried out by the Fallen Angel Index provider or its agents to the Fallen Angel Index may increase the costs to and the tracking error risk of the Fund. The Fund’s performance may also deviate from the return of the Fallen Angel Index due to legal restrictions or limitations imposed by the governments of certain countries, certain listing standards of the Fund’s listing exchange (the “Exchange”), a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments, underlying securities and/or currencies, and/or other assets based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Fallen Angel Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Fallen Angel Index is not based on fair value prices), the Fund’s ability to track the Fallen Angel Index may be adversely affected. When markets are volatile, the ability to sell securities at fair value prices may be adversely impacted and may result in additional trading costs and/or increase the index tracking risk. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Fallen Angel Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Fallen Angel Index. Changes to the composition of the Fallen Angel Index in connection with a rebalancing or reconstitution of the Fallen Angel Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.
Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a greater discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
No Guarantee of Active Trading Market. While Shares are listed on the Exchange, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.
Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts

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caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in bonds, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Fallen Angel Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Additionally, unusual market conditions may cause the Fallen Angel Index provider to postpone a scheduled rebalance or reconstitution, which could cause the Fallen Angel Index to vary from its normal or expected composition. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads on the Exchange and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.
Non-Diversification Risk. The Fund may become classified as non-diversified under the 1940 Act solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Fallen Angel Index. If the Fund becomes non-diversified, it may invest a greater portion of its assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.
Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Fallen Angel Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund is concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.
PERFORMANCE
The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year, ten year and/or since inception periods, as applicable, compared with the Fund’s former benchmark index and a broad measure of market performance. Prior to February 28, 2020, the Fund sought to replicate as closely as possible, before fees and expenses, the price and yield performance of the ICE BofA US Fallen Angel High Yield Index (the "Prior Index"). Therefore, performance information prior to February 28, 2020 reflects the performance of the Fund while seeking to track the Prior Index. As a result, the Fund’s future performance may differ substantially from the performance information shown below. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

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Annual Total Returns (%)—Calendar Years
The year-to-date total return as of June 30, 2022 was -16.86%.

Best Quarter:	14.02%	2Q 2020
Worst Quarter:	-13.14%	1Q 2020
Average Annual Total Returns for the Periods Ended December 31, 2021
The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Since Inception (4/10/2012)
VanEck Fallen Angel High Yield Bond ETF (return before taxes)	7.65%	8.25%	8.75%
VanEck Fallen Angel High Yield Bond ETF (return after taxes on distributions)	5.76%	5.95%	6.29%
VanEck Fallen Angel High Yield Bond ETF (return after taxes on distributions and sale of Fund Shares)	4.49%	5.32%	5.72%
ICE US Fallen Angel High Yield 10% Constrained Index* (reflects no deduction for fees, expenses or taxes)	7.72%	8.67%	9.72%
Bloomberg US Aggregate Bond Index[1] (reflects no deduction for fees, expenses or taxes)	-1.54%	3.57%	2.87%
ICE BofA Broad US Market Index[1] (reflects no deduction for fees, expenses or taxes)	-1.58%	3.63%	2.93%

* Prior to February 28, 2020, the Fund sought to replicate as closely as possible, before fees and expenses, the price and yield performance of the Prior Index. Therefore, the performance information included in this table reflects the performance of the Fund while seeking to track the Prior Index. Additionally, the index data included in this table reflects that of the Prior Index. From February 28, 2020, the index data will reflect that of the Fallen Angel Index.
1 On September 1, 2022, the ICE BofA Broad US Market Index replaced the Bloomberg US Aggregate Bond Index as the Fund's broad-based benchmark index as the Adviser believes it is more representative of broad bond market exposure.
See “License Agreements and Disclaimers” for important information.

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PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Associates Corporation.
Portfolio Manager. The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
Francis G. Rodilosso	Portfolio Manager	April 2012

PURCHASE AND SALE OF FUND SHARES
For important information about the purchase and sale of Fund Shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” section of this Prospectus.

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VANECK® GREEN BOND ETF
SUMMARY INFORMATION
INVESTMENT OBJECTIVE
VanEck® Green Bond ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the S&P Green Bond U.S. Dollar Select Index (the “Green Bond Index”).
FUND FEES AND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.20%
Other Expenses(a)	0.00%
Total Annual Fund Operating Expenses(a)	0.20%

(a)Van Eck Associates Corporation (the “Adviser”) will pay all expenses of the Fund, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Notwithstanding the foregoing, the Adviser has agreed to pay the offering costs until at least September 1, 2023.
EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$20
3	$64
5	$113
10	$255

PORTFOLIO TURNOVER
The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Green Bond Index is comprised of bonds issued for qualified “green” purposes and seeks to measure the performance of U.S. dollar denominated “green”-labeled bonds issued globally. The Green Bond Index is sponsored by S&P Dow Jones Indices LLC, which is not affiliated with or sponsored by the Fund or the Adviser. “Green” bonds are bonds whose proceeds are used principally for climate change mitigation, climate adaptation or other environmentally beneficial projects, such as, but not limited to, the development of clean, sustainable or renewable energy sources, commercial and industrial energy efficiency, or conservation of natural resources. For a bond to be eligible for inclusion in the Green Bond Index, the issuer of the bond must indicate the bond’s “green” label and the rationale behind it, such as the intended use of proceeds. As an additional filter, the bond must be flagged as “green” by Climate Bonds Initiative (“CBI”), an international not-for-profit working to mobilize the bond market for climate

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change solutions, to be eligible for inclusion in the Green Bond Index. The Green Bond Index is market value-weighted and includes supranational, corporate, government-related, sovereign and securitized “green” bonds issued throughout the world (including emerging market countries), and may include both investment grade and below investment grade securities (commonly referred to as high yield securities or “junk bonds”). “Securitized green bonds” are securities typically collateralized by a specified pool of assets, such as mortgages, automobile loans or other consumer receivables. All bonds must be rated by at least one credit rating agency, except that up to 10% of the Green Bond Index can be invested in unrated bonds that are issued or guaranteed by a government-sponsored enterprise. The maximum weight of below investment grade bonds (excluding any unrated bonds that are issued or guaranteed by a government-sponsored enterprise) in the Green Bond Index is capped at 20%. No more than 10% of the Green Bond Index can be invested in a single issuer. Qualifying securities must have a maturity of at least 12 months at the time of issuance and at least one month remaining until maturity at each rebalancing date.
As of June 30, 2022, the Green Bond Index consisted of 383 bonds issued by 242 issuers and the weighted average maturity of the Green Bond Index was approximately 7.45 years. As of the same date, approximately 6.65% of the Green Bond Index was comprised of Regulation S securities and 28.49% of the Green Bond Index was comprised of Rule 144A securities. The S&P Green Bond Index is rebalanced monthly. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.
The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Green Bond Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Green Bond Index and does not take temporary defensive positions that are inconsistent with its investment objective of seeking to replicate the Green Bond Index. Because of the practical difficulties and expense of purchasing all of the securities in the Green Bond Index, the Fund does not purchase all of the securities in the Green Bond Index. Instead, the Adviser utilizes a “sampling” methodology in seeking to achieve the Fund’s objective. As such, the Fund may purchase a subset of the securities in the Green Bond Index in an effort to hold a portfolio of bonds with generally the same risk and return characteristics of the Green Bond Index.
The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Green Bond Index concentrates in an industry or group of industries. As of April 30, 2022, each of the financials and utilities sectors represented a significant portion of the Fund.
PRINCIPAL RISKS OF INVESTING IN THE FUND
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.
Risk of Investing in “Green” Bonds. Investments in “green” bonds include bonds whose proceeds are used principally for climate mitigation, climate adaptation or other environmentally beneficial projects, such as, but not limited to, the development of clean, sustainable or renewable energy sources, commercial and industrial energy efficiency, or conservation of natural resources. Investing in “green” bonds carries the risk that, under certain market conditions, the Fund may underperform as compared to funds that invest in a broader range of investments. In addition, some “green” investments may be dependent on government tax incentives and subsidies and on political support for certain environmental technologies and companies. Investing primarily in “green” investments may affect the Fund’s exposure to certain sectors or types of investments and will impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. The “green” sector may also have challenges such as a limited number of issuers, limited liquidity in the market and limited supply of bonds that merit “green” status, each of which may adversely affect the Fund.
Special Risk Considerations of Investing in Asian Issuers. Investments in securities of Asian issuers involve risks and special considerations not typically associated with investments in the U.S. securities markets. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one Asian country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia, and any adverse effect on some or all of the Asian countries and regions in which the Fund invests. The securities markets in some Asian economies are relatively underdeveloped and may subject the Fund to higher action costs or greater uncertainty than investments in more developed securities markets. Such risks may adversely affect the value of the Fund’s investments.
Special Risk Considerations of Investing in Chinese Issuers. Investments in securities of Chinese issuers, including issuers located outside of China that generate significant revenues from China, involve certain risks and considerations not typically associated with investments in the U.S. securities markets. These risks include, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers resulting in lack of liquidity and in price volatility, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese

24

government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers, (vii) higher rates of inflation, (viii) greater political, economic and social uncertainty, (ix) market volatility caused by any potential regional or territorial conflicts or natural disasters and (x) the risk of increased trade tariffs, embargoes, sanctions, investment restrictions and other trade limitations. Certain securities are, or may in the future become restricted, and the Fund may be forced to sell such restricted securities and incur a loss as a result. In addition, the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, interest rates, allocation of resources and capital reinvestment, among others. The Chinese central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, previously the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. The Chinese government may do so in the future as well, potentially having a significant adverse effect on economic conditions in China.
Special Risk Considerations of Investing in European Issuers. Investments in securities of European issuers involve risks and special considerations not typically associated with investments in the U.S. securities markets. The Economic and Monetary Union (“EMU”) of the European Union (“EU”) requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of other EU countries and on major trading partners outside Europe. The European financial markets have previously experienced, and may continue to experience, volatility and have been adversely affected, and may in the future be affected, by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on or restructuring of government debt in several European countries. These events have adversely affected, and may in the future affect, the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries. In a referendum held on June 23, 2016, voters in the United Kingdom (“UK”) voted to leave the EU, creating economic and political uncertainty in its wake. On January 31, 2020, the UK officially withdrew from the EU and the UK entered a transition period which ended on December 31, 2020. On December 30, 2020, the EU and UK signed the EU-UK Trade and Cooperation Agreement (“TCA”), an agreement on the terms governing certain aspects of the EU's and the UK's relationship following the end of the transition period. Notwithstanding the TCA, following the transition period, there is likely to be considerable uncertainty as to the UK's post-transition framework.
Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments.
Risk of Investing in Emerging Market Issuers. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Emerging markets are more likely than developed markets to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, liquidity issues and limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information. The frequency, availability and quality of financial information about investments in emerging markets varies. The Fund has limited rights and few practical remedies in emerging markets and the ability of U.S. authorities to bring enforcement actions in emerging markets may be limited, and the Fund's passive investment approach does not take account of these risks. All of these factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
Foreign Currency Risk. Because all or a portion of the income received by the Fund from its investments and/or the revenues received by the underlying issuer will generally be denominated in foreign currencies, the Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund, and the value of certain foreign currencies may be subject to a high degree of fluctuation. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies.
Credit Risk. Bonds are subject to credit risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its

25

obligations and/or default completely. Bonds are subject to varying degrees of credit risk, depending on the issuer’s financial condition and on the terms of the securities, which may be reflected in credit ratings. There is a possibility that the credit rating of a bond may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security.
Interest Rate Risk. Debt securities, such as bonds, are subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up. Many factors can cause interest rates to rise, including central bank monetary policy, rising inflation rates and general economic conditions. The prevailing historically low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility and increased redemptions. In addition, debt securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than debt securities with shorter durations. In response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates. These actions present heightened risks to debt instruments, and such risks could increase if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.
Floating Rate Risk. The Fund invests in floating-rate securities. A floating-rate security is an instrument in which the interest rate payable on the obligation fluctuates on a periodic basis based upon changes in an interest rate benchmark. As a result, the yield on such a security will generally decline in a falling interest rate environment, causing the Fund to experience a reduction in the income it receives from such securities.
Floating Rate LIBOR Risk. Certain of the floating-rate securities pay interest based on the London Inter-bank Offered Rate ("LIBOR"). Due to the uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be fully determined. The discontinuation of LIBOR could have adverse impacts on newly issued and existing financial instruments that reference LIBOR. While some instruments may provide for an alternative rate setting methodology in the event LIBOR is no longer available, not all instruments may have such provisions and there is uncertainty regarding the effectiveness of any alternative methodology. In addition, the discontinuation and/or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades.
High Yield Securities Risk. Securities rated below investment grade are commonly referred to as high yield securities or “junk bonds.” High yield securities are often issued by issuers that are restructuring, are smaller or less creditworthy than other issuers, or are more highly indebted than other issuers. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. The prices of high yield securities are likely to be more sensitive to adverse economic changes or individual issuer developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, high yield security issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The secondary market for securities that are high yield securities may be less liquid than the markets for higher quality securities, and high yield securities issued by non-corporate issuers may be less liquid than high yield securities issued by corporate issuers, which, in either instance, may have an adverse effect on the market prices of and the Fund’s ability to arrive at a fair value for certain securities. The illiquidity of the market also could make it difficult for the Fund to sell certain securities in connection with a rebalancing of the Green Bond Index. In addition, periods of economic uncertainty and change may result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Fund’s net asset value (“NAV”).
Supranational Bond Risk. Investments in supranational bonds are subject to the overall condition of the supranational entities that issue such bonds. Certain securities in which the Fund may invest are obligations issued or backed by supranational entities, such as the European Investment Bank. Obligations of supranational organizations are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. If an issuer of supranational bonds defaults on payments of principal and/or interest, the Fund may have limited recourse against the issuer. A supranational entity’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its reserves, the relative size of the debt service burden to the entity as a whole and the political constraints to which a supranational entity may be subject. During periods of economic uncertainty, the market prices of supranational bonds, and the Fund’s NAV, may be more volatile than prices of corporate bonds, which may result in losses. Obligations of a supranational organization that are denominated in foreign currencies will also be subject to the risks associated with investment in foreign currencies.
Government-Related Bond Risk. Investments in government-related bonds involve special risks not present in corporate bonds. The governmental authority or government-related entity that controls the repayment of the bond may be unable or unwilling to make interest payments and/or repay the principal on its debt or to otherwise honor its obligations. If an issuer of government-related bonds defaults on payments of principal and/or interest, the Fund may have limited recourse against the issuer. A government-related debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient

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foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government-related debtor’s policy toward international lenders, and the political constraints to which a government-related debtor may be subject. During periods of economic uncertainty, the market prices of government-related bonds, and the Fund’s NAV, may be more volatile than prices of corporate bonds, which may result in losses. In the past, certain governments of emerging market countries have declared themselves unable to meet their financial obligations on a timely basis, which has resulted in losses for holders of government-related bonds.
Restricted Securities Risk. Regulation S and Rule 144A securities are restricted securities. Restricted securities are securities that are not registered under the Securities Act of 1933, as amended (the “Securities Act”). They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable. The Fund may not be able to purchase or sell a restricted security promptly or at a reasonable time or price. Although there may be a substantial institutional market for these securities, it is not possible to predict exactly how the market for such securities will develop or whether it will continue to exist. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.
Securitized/Asset-Backed Securities Risk. Investments in asset-backed securities, including collateralized mortgage obligations, are subject to the risk of significant credit downgrades, dramatic changes in liquidity, and defaults to a greater extent than many other types of fixed-income investments. During periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of asset-backed securities may extend, which may lock in a below-market interest rate, increase the security’s duration and interest rate sensitivity, and reduce the value of the security. The Fund may invest in asset-backed securities issued or backed by federal agencies or government sponsored enterprises or that are part of a government-sponsored program, which may subject the Fund to the risks noted above. The values of assets or collateral underlying asset-backed securities may decline and, therefore, may not be adequate to cover underlying obligations. Enforcing rights against the underlying assets or collateral may be difficult, and the underlying assets or collateral may be insufficient if the issuer defaults.
Risk of Investing in the Financials Sector. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the financials sector. Companies in the financials sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financials sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financials sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financials sector perceived as benefitting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financials sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions.
Risk of Investing in the Utilities Sector. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the utilities sector. The utilities sector comprises companies that provide basic amenities, such as electricity, water, sewage services, dams, and natural gas to residential, industrial, commercial, and government customers. Companies in the utilities sector may be adversely affected by changes in exchange rates, domestic and international competition, difficulty in raising adequate amounts of capital and governmental limitation on rates charged to customers.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. An investment in the Fund may lose money.
Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.
Call Risk. The Fund may invest in callable bonds. If interest rates fall, it is possible that issuers of callable securities will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during or following a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security or securities with greater risks or other less favorable features. If that were to happen, it would decrease the Fund’s net investment income.

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Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Green Bond Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Green Bond Index. Conversely, a positive development relating to an issuer of securities in the Green Bond Index that is not held by the Fund could cause the Fund to underperform the Green Bond Index. To the extent the assets in the Fund are smaller, these risks will be greater.
Index Tracking Risk. The Fund’s return may not match the return of the Green Bond Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Green Bond Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Green Bond Index or (to the extent the Fund effects creations and redemptions for cash) raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein), which are not factored into the return of the Green Bond Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Green Bond Index. Errors in the Green Bond Index data, the Green Bond Index computations and/or the construction of the Green Bond Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Green Bond Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Shareholders should understand that any gains from the Green Bond Index provider's errors will be kept by the Fund and its shareholders and any losses or costs resulting from the Green Bond Index provider's errors will be borne by the Fund and its shareholders. When the Green Bond Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Green Bond Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Apart from scheduled rebalances, the Green Bond Index provider or its agents may carry out additional ad hoc rebalances to the Green Bond Index. Therefore, errors and additional ad hoc rebalances carried out by the Green Bond Index provider or its agents to the Green Bond Index may increase the costs to and the tracking error risk of the Fund. In addition, the Fund's use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Green Bond Index as would be the case if the Fund purchased all of the securities in the Green Bond Index, or invested in them in the exact proportions in which they are represented in the Green Bond Index. The Fund may value certain of its investments, underlying securities and/or currencies based on fair value prices. The Fund’s performance may also deviate from the return of the Green Bond Index due to legal restrictions or limitations imposed by the governments of certain countries, certain listing standards of the Fund’s listing exchange (the “Exchange”), a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). To the extent the Fund calculates its NAV based on fair value prices and the value of the Green Bond Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Green Bond Index is not based on fair value prices), the Fund’s ability to track the Green Bond Index may be adversely affected. When markets are volatile, the ability to sell securities at fair value prices may be adversely impacted and may result in additional trading costs and/or increase the index tracking risk. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Green Bond Index. The performance of a “green” bond issuer may cause its securities to no longer merit “green” status, and such securities would no longer be eligible for inclusion in the Green Bond Index. This could cause the Fund to temporarily hold securities that are not in the Green Bond Index, which may adversely affect the Fund and its investments and may increase the risk of Green Bond Index tracking error. Additionally, there may also be a limited supply of bonds that merit "green" status, which may increase the risk of index tracking error. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Green Bond Index. Changes to the composition of the Green Bond Index in connection with a rebalancing or reconstitution of the Green Bond Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.
Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a greater discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
No Guarantee of Active Trading Market. While Shares are listed on the Exchange, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

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Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in bonds, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Green Bond Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Additionally, unusual market conditions may cause the Green Bond Index provider to postpone a scheduled rebalance or reconstitution, which could cause the Green Bond Index to vary from its normal or expected composition. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads on the Exchange and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.
Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Green Bond Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund is concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.
PERFORMANCE
The bar chart that follows shows how the Fund performed for the calendar year shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year, ten year and/or since inception periods, as applicable, compared with the Fund’s benchmark index and a broad measure of market performance. Prior to September 1, 2019, the Fund sought to replicate as closely as possible, before fees and expenses, the price and yield performance of the S&P Green Bond Select Index (the “Prior Index”). Therefore, performance information prior to September 1, 2019 reflects the performance of the Fund while seeking to track the Prior Index. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

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Annual Total Returns (%)—Calendar Years
The year-to-date total return as of June 30, 2022 was -10.82%.

Best Quarter:	5.28%	2Q 2020
Worst Quarter:	-3.51%	2Q 2018
Average Annual Total Returns for the Periods Ended December 31, 2021
The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (3/2/2017)
VanEck Green Bond ETF (return before taxes)	-1.82%	3.36%
VanEck Green Bond ETF (return after taxes on distributions)	-2.66%	2.68%
VanEck Green Bond ETF (return after taxes on distributions and sale of Fund Shares)	-1.07%	2.30%
S&P Green Bond U.S. Dollar Select Index* (reflects no deduction for fees, expenses or taxes)	-1.56%	3.96%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-1.54%	3.65%
ICE BofA Broad US Market Index[1] (reflects no deduction for fees, expenses or taxes)	-1.58%	3.70%

* Prior to September 1, 2019, the Fund sought to replicate as closely as possible, before fees and expenses, the price and yield performance of the Prior Index. Therefore, performance information prior to September 1, 2019 reflects the performance of the Fund while seeking to track the Prior Index. Prior to September 1, 2019, index data reflects that of the Prior Index. From September 1, 2019, the index data reflects that of the Green Bond Index.
1 On September 1, 2022, the ICE BofA Broad US Market Index replaced the Bloomberg US Aggregate Bond Index as the Fund's broad-based benchmark index as the Adviser believes it is more representative of broad bond market exposure.
See “License Agreements and Disclaimers” for important information.

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PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Associates Corporation.
Portfolio Manager. The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
Francis G. Rodilosso	Portfolio Manager	March 2017

PURCHASE AND SALE OF FUND SHARES
For important information about the purchase and sale of Fund Shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary Information about Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” section of this Prospectus.

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VANECK® INTERNATIONAL HIGH YIELD BOND ETF
SUMMARY INFORMATION
INVESTMENT OBJECTIVE
VanEck® International High Yield Bond ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of ICE BofA Global ex-US Issuers High Yield Constrained Index (the “International High Yield Index”).
FUND FEES AND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.40%
Other Expenses(a)	0.00%
Total Annual Fund Operating Expenses(a)	0.40%

(a)Van Eck Associates Corporation (the “Adviser”) will pay all expenses of the Fund, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Notwithstanding the foregoing, the Adviser has agreed to pay the offering costs until at least September 1, 2023.
EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$41
3	$128
5	$224
10	$505

PORTFOLIO TURNOVER
The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The International High Yield Index is comprised of below investment grade bonds issued by corporations located throughout the world (which may include emerging market countries) excluding the United States, denominated in euros, U.S. dollars, Canadian dollars or pound sterling and issued in the major domestic or eurobond markets. Qualifying securities must have a below investment grade rating. As of June 30, 2022, the International High Yield Index included 1,764 below investment grade securities of 833 issuers and approximately 37% of the International High Yield Index was comprised of Rule 144A securities. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.

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The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the International High Yield Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the International High Yield Index and does not take temporary defensive positions that are inconsistent with its investment objective of seeking to replicate the International High Yield Index. Because of the practical difficulties and expense of purchasing all of the securities in the International High Yield Index, the Fund does not purchase all of the securities in the International High Yield Index. Instead, the Adviser utilizes a “sampling” methodology in seeking to achieve the Fund’s objective. As such, the Fund may purchase a subset of the bonds in the International High Yield Index in an effort to hold a portfolio of bonds with generally the same risk and return characteristics of the International High Yield Index.
The Fund may concentrate its investments in a particular industry or group of industries to the extent that the International High Yield Index concentrates in an industry or group of industries. As of April 30, 2022, each of the financials, industrials, information technology and energy sectors represented a significant portion of the Fund.
PRINCIPAL RISKS OF INVESTING IN THE FUND
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.
High Yield Securities Risk. Securities rated below investment grade are commonly referred to as high yield securities or “junk bonds.” High yield securities are often issued by issuers that are restructuring, are smaller or less creditworthy than other issuers, or are more highly indebted than other issuers. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. The prices of high yield securities are likely to be more sensitive to adverse economic changes or individual issuer developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, high yield security issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The secondary market for securities that are high yield securities may be less liquid than the markets for higher quality securities, and high yield securities issued by non-corporate issuers may be less liquid than high yield securities issued by corporate issuers, which, in either instance, may have an adverse effect on the market prices of and the Fund’s ability to arrive at a fair value for certain securities. The illiquidity of the market also could make it difficult for the Fund to sell certain securities in connection with a rebalancing of the International High Yield Index. In addition, periods of economic uncertainty and change may result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Fund’s net asset value (“NAV”).
Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments.
Risk of Investing in Emerging Market Issuers. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Emerging markets are more likely than developed markets to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, liquidity issues and limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information. The frequency, availability and quality of financial information about investments in emerging markets varies. The Fund has limited rights and few practical remedies in emerging markets and the ability of U.S. authorities to bring enforcement actions in emerging markets may be limited, and the Fund's passive investment approach does not take account of these risks. All of these factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
Foreign Currency Risk. Because all or a portion of the income received by the Fund from its investments and/or the revenues received by the underlying issuer will generally be denominated in foreign currencies, the Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund, and the value of certain foreign currencies may be subject to a high degree of fluctuation. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies.
Special Risk Considerations of Investing in European Issuers. Investments in securities of European issuers involve risks and special considerations not typically associated with investments in the U.S. securities markets. The Economic and Monetary

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Union ("EMU") of the European Union ("EU") requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and on major trading partners outside Europe. The European financial markets have previously experienced, and may continue to experience, volatility and have been adversely affected, and may in the future be affected, by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on or restructuring of government debt in several European countries. These events have adversely affected, and may in the future affect, the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries. In a referendum held on June 23, 2016, voters in the UK voted to leave the EU, creating economic and political uncertainty in its wake. On January 31, 2020, the UK officially withdrew from the EU and the UK entered a transition period which ended on December 31, 2020. On December 30, 2020, the EU and UK signed the EU-UK Trade and Cooperation Agreement ("TCA"), an agreement on the terms governing certain aspects of the EU's and the UK's relationship following the end of the transition period. Notwithstanding the TCA, following the transition period, there is likely to be considerable uncertainly as to the UK's post-transition framework.
Credit Risk. Bonds are subject to credit risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations and/or default completely. Bonds are subject to varying degrees of credit risk, depending on the issuer’s financial condition and on the terms of the securities, which may be reflected in credit ratings. There is a possibility that the credit rating of a bond may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security.
Interest Rate Risk. Debt securities, such as bonds, are subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up. Many factors can cause interest rates to rise, including central bank monetary policy, rising inflation rates and general economic conditions. The prevailing historically low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility and increased redemptions. In addition, debt securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than debt securities with shorter durations. In response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates. These actions present heightened risks to debt instruments, and such risks could increase if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.
Restricted Securities Risk. Regulation S and Rule 144A securities are restricted securities. Restricted securities are securities that are not registered under the Securities Act of 1933, as amended (the “Securities Act”). They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable. The Fund may not be able to purchase or sell a restricted security promptly or at a reasonable time or price. Although there may be a substantial institutional market for these securities, it is not possible to predict exactly how the market for such securities will develop or whether it will continue to exist. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.
Risk of Investing in the Financials Sector. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the financials sector. Companies in the financials sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financials sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financials sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financials sector perceived as benefitting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financials sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions.
Risk of Investing in the Industrials Sector. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the industrials sector. The industrials sector comprises companies that produce capital goods used in construction and manufacturing, such as companies that make and sell machinery, equipment and supplies that are used to produce other goods. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.

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Risk of Investing in the Information Technology Sector. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies.
Energy Sector Risk. Companies operating in the energy sector are subject to risks including, but not limited to, economic growth, worldwide demand, political instability in the regions that the companies operate, government regulation stipulating rates charged by utilities, interest rate sensitivity, oil price volatility, energy conservation, environmental policies, depletion of resources, the cost of providing the specific utility services and other factors that they cannot control. Oil prices are subject to significant volatility, which has adversely impacted companies operating in the energy sector. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. A downturn in the energy sector of the economy, adverse political, legislative or regulatory developments or other events could have a larger impact on the Fund than on an investment company that does not invest a substantial portion of its assets in the energy sector. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole. The price of oil, natural gas and other fossil fuels may decline and/or experience significant volatility, which could adversely impact companies operating in the energy sector.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. An investment in the Fund may lose money.
Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.
Call Risk. The Fund may invest in callable bonds. If interest rates fall, it is possible that issuers of callable securities will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during or following a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security or securities with greater risks or other less favorable features. If that were to happen, it would decrease the Fund’s net investment income.
Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the International High Yield Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the International High Yield Index. Conversely, a positive development relating to an issuer of securities in the International High Yield Index that is not held by the Fund could cause the Fund to underperform the International High Yield Index. To the extent the assets in the Fund are smaller, these risks will be greater.
Index Tracking Risk. The Fund’s return may not match the return of the International High Yield Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the International High Yield Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the International High Yield Index or (to the extent the Fund effects creations and redemptions for cash) raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein), which are not factored into the return of the International High Yield Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the International High Yield Index. Errors in the International High Yield Index data, the International High Yield Index computations and/or the construction of the International High Yield Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the International High Yield Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Shareholders should understand that any gains from the International High Yield Index provider's errors will be kept by the Fund and its shareholders and any losses or costs resulting from the International High Yield Index provider's errors will be borne by the Fund and its shareholders. When the International High Yield Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the International High Yield Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Apart from scheduled rebalances, the International High Yield Index provider or its agents may carry out additional ad hoc rebalances to the International High Yield Index. Therefore, errors and additional ad hoc rebalances carried out by the International High Yield

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Index provider or its agents to the International High Yield Index may increase the costs to and the tracking error risk of the Fund. In addition, the Fund's use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the International High Yield Index as would be the case if the Fund purchased all of the securities in the International High Yield Index, or invested in them in the exact proportions in which they are represented in the International High Yield Index. The Fund’s performance may also deviate from the return of the International High Yield Index due to legal restrictions or limitations imposed by the governments of certain countries, certain listing standards of the Fund’s listing exchange (the “Exchange”), a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments, underlying securities and/or currencies, and/or other assets based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the International High Yield Index is based on securities’ closing prices on local foreign markets (i.e., the value of the International High Yield Index is not based on fair value prices), the Fund’s ability to track the International High Yield Index may be adversely affected. When markets are volatile, the ability to sell securities at fair value prices may be adversely impacted and may result in additional trading costs and/or increase the index tracking risk. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the International High Yield Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the International High Yield Index. Changes to the composition of the International High Yield Index in connection with a rebalancing or reconstitution of the International High Yield Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.
Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a greater discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
No Guarantee of Active Trading Market. While Shares are listed on the Exchange, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.
Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in bonds, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the International High Yield Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Additionally, unusual market conditions may cause the International High Yield Index provider to postpone a scheduled rebalance or reconstitution, which could cause the International High Yield Index to vary from its normal or expected composition. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads on the Exchange and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.

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Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the International High Yield Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund is concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.
PERFORMANCE
The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year, ten year and/or since inception periods, as applicable, compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.
Annual Total Returns (%)—Calendar Years
The year-to-date total return as of June 30, 2022 was -18.62%.

Best Quarter:	13.19%	2Q 2020
Worst Quarter:	-14.44%	1Q 2020
Average Annual Total Returns for the Periods Ended December 31, 2021
The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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	Past One Year	Past Five Years	Since Inception (4/2/2012)
VanEck International High Yield Bond ETF (return before taxes)	-2.78%	4.85%	4.82%
VanEck International High Yield Bond ETF (return after taxes on distributions)	-4.59%	3.06%	2.86%
VanEck International High Yield Bond ETF (return after taxes on distributions and sale of Fund Shares)	-1.62%	2.96%	2.84%
ICE BofA Global ex-US Issuers High Yield Constrained Index (reflects no deduction for fees, expenses or taxes)	-2.78%	5.39%	5.50%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-1.54%	3.57%	2.93%
ICE BofA Broad US Market Index[1] (reflects no deduction for fees, expenses or taxes)	-1.58%	3.63%	2.99%

1 On September 1, 2022, the ICE BofA Broad US Market Index replaced the Bloomberg US Aggregate Bond Index as the Fund's broad-based benchmark index as the Adviser believes it is more representative of broad bond market exposure.
See “License Agreements and Disclaimers” for important information.
PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Associates Corporation.
Portfolio Manager. The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
Francis G. Rodilosso	Portfolio Manager	April 2012

PURCHASE AND SALE OF FUND SHARES
For important information about the purchase and sale of Fund Shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary Information about Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” section of this Prospectus.

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VANECK® IG FLOATING RATE ETF
SUMMARY INFORMATION
INVESTMENT OBJECTIVE
VanEck® IG Floating Rate ETF1 (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVIS® US Investment Grade Floating Rate Index (the “Floating Rate Index”).
FUND FEES AND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.14%
Other Expenses(a)	0.00%
Total Annual Fund Operating Expenses(a)	0.14%

(a)Van Eck Associates Corporation (the “Adviser”) will pay all expenses of the Fund, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Notwithstanding the foregoing, the Adviser has agreed to pay the offering costs until at least September 1, 2023.
EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$14
3	$45
5	$79
10	$179

PORTFOLIO TURNOVER
The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 78% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Floating Rate Index is comprised of U.S. dollar-denominated floating rate notes issued by corporate entities or similar commercial entities that are public reporting companies in the United States and rated investment grade.

________________________________________
1 Prior to September 1, 2022, the Fund's name was VanEck® Investment Grade Floating Rate ETF.

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The Fund may invest a significant portion of its assets in Rule 144A securities. As of June 30, 2022, the Floating Rate Index included 230 notes of 92 issuers and approximately 23.3% of the Floating Rate Index was comprised of Rule 144A securities. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.
The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Floating Rate Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Floating Rate Index and does not take temporary defensive positions that are inconsistent with its investment objective of seeking to replicate the Floating Rate Index. Because of the practical difficulties and expense of purchasing all of the securities in the Floating Rate Index, the Fund does not purchase all of the securities in the Floating Rate Index. Instead, the Adviser utilizes a “sampling” methodology in seeking to achieve the Fund’s objective. As such, the Fund may purchase a subset of the bonds in the Floating Rate Index in an effort to hold a portfolio of bonds with generally the same risk and return characteristics of the Floating Rate Index.
The Fund is classified as a non-diversified fund and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Floating Rate Index concentrates in an industry or group of industries. As of April 30, 2022, the financials sector represented a significant portion of the Fund.
PRINCIPAL RISKS OF INVESTING IN THE FUND
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.
Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments.
Foreign Currency Risk. Because all or a portion of the income received by the Fund from its investments and/or the revenues received by the underlying issuer will generally be denominated in foreign currencies, the Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund, and the value of certain foreign currencies may be subject to a high degree of fluctuation. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies.
Credit Risk. Bonds are subject to credit risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations and/or default completely. Bonds are subject to varying degrees of credit risk, depending on the issuer’s financial condition and on the terms of the securities, which may be reflected in credit ratings. There is a possibility that the credit rating of a bond may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security.
Interest Rate Risk. Debt securities, such as bonds, are subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up. Many factors can cause interest rates to rise, including central bank monetary policy, rising inflation rates and general economic conditions. The prevailing historically low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility and increased redemptions. In addition, debt securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than debt securities with shorter durations. In response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates. These actions present heightened risks to debt instruments, and such risks could increase if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.
Floating Rate Risk. The Fund invests in floating-rate securities. A floating-rate security is an instrument in which the interest rate payable on the obligation fluctuates on a periodic basis based upon changes in an interest rate benchmark. As a result, the yield on such a security will generally decline in a falling interest rate environment, causing the Fund to experience a reduction in the income it receives from such securities.

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Floating Rate LIBOR Risk. Certain of the floating-rate securities pay interest based on the London Inter-bank Offered Rate ("LIBOR"). Due to the uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be fully determined. The discontinuation of LIBOR could have adverse impacts on newly issued and existing financial instruments that reference LIBOR. While some instruments may provide for an alternative rate setting methodology in the event LIBOR is no longer available, not all instruments may have such provisions and there is uncertainty regarding the effectiveness of any alternative methodology. In addition, the discontinuation and/or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades.
Restricted Securities Risk. Regulation S and Rule 144A securities are restricted securities. Restricted securities are securities that are not registered under the Securities Act of 1933, as amended (the “Securities Act”). They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable. The Fund may not be able to purchase or sell a restricted security promptly or at a reasonable time or price. Although there may be a substantial institutional market for these securities, it is not possible to predict exactly how the market for such securities will develop or whether it will continue to exist. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.
Risk of Investing in the Financials Sector. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the financials sector. Companies in the financials sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financials sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financials sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financials sector perceived as benefitting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financials sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. An investment in the Fund may lose money.
Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.
Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Floating Rate Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in net asset value (“NAV”) than would be the case if the Fund held all of the securities in the Floating Rate Index. Conversely, a positive development relating to an issuer of securities in the Floating Rate Index that is not held by the Fund could cause the Fund to underperform the Floating Rate Index. To the extent the assets in the Fund are smaller, these risks will be greater.
Index Tracking Risk. The Fund’s return may not match the return of the Floating Rate Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Floating Rate Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Floating Rate Index or (to the extent the Fund effects creations and redemptions for cash) raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein), which are not factored into the return of the Floating Rate Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Floating Rate Index. Errors in the Floating Rate Index data, the Floating Rate Index computations and/or the construction of the Floating Rate Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Floating Rate Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Shareholders should understand that any gains from the Floating Rate Index provider's errors will be kept by the Fund and its shareholders and any losses or costs resulting from the Floating Rate Index provider's errors will be borne by the Fund and its shareholders. When the Floating Rate Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Floating Rate Index, any transaction costs and market exposure arising from such portfolio rebalancing

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will be borne directly by the Fund and its shareholders. Apart from scheduled rebalances, the Floating Rate Index provider or its agents may carry out additional ad hoc rebalances to the Floating Rate Index. Therefore, errors and additional ad hoc rebalances carried out by the Floating Rate Index provider or its agents to the Floating Rate Index may increase the costs to and the tracking error risk of the Fund. In addition, the Fund's use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Floating Rate Index as would be the case if the Fund purchased all of the securities in the Floating Rate Index, or invested in them in the exact proportions in which they are represented in the Floating Rate Index. The Fund’s performance may also deviate from the return of the Floating Rate Index due to legal restrictions or limitations imposed by the governments of certain countries, certain listing standards of the Fund’s listing exchange (the “Exchange”), a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments, underlying securities and/or currencies, based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Floating Rate Index is based on securities’ closing prices (i.e., the value of the Floating Rate Index is not based on fair value prices), the Fund’s ability to track the Floating Rate Index may be adversely affected. When markets are volatile, the ability to sell securities at fair value prices may be adversely impacted and may result in additional trading costs and/or increase the index tracking risk. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Floating Rate Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Floating Rate Index. Changes to the composition of the Floating Rate Index in connection with a rebalancing or reconstitution of the Floating Rate Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.
Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a greater discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
No Guarantee of Active Trading Market. While Shares are listed on the Exchange, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.
Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in bonds, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Floating Rate Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Additionally, unusual market conditions may cause the Floating Rate Index provider to postpone a scheduled rebalance or reconstitution, which could cause the Floating Rate Index to vary from its normal or expected composition. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads on the Exchange and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.

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Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.
Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Floating Rate Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund is concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.
PERFORMANCE
The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year, ten year and/or since inception periods, as applicable, compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.
Annual Total Returns (%)—Calendar Years
The year-to-date total return as of June 30, 2022 was -1.71%.

Best Quarter:	5.58%	2Q 2020
Worst Quarter:	-5.13%	1Q 2020
Average Annual Total Returns for the Periods Ended December 31, 2021
The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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	Past One Year	Past Five Years	Past Ten Years
VanEck IG Floating Rate ETF (return before taxes)	0.66%	2.20%	2.15%
VanEck IG Floating Rate ETF (return after taxes on distributions)	0.38%	1.39%	1.57%
VanEck IG Floating Rate ETF (return after taxes on distributions and sale of Fund Shares)	0.39%	1.34%	1.41%
MVIS US Investment Grade Floating Rate Index (reflects no deduction for fees, expenses or taxes)	0.72%	2.40%	2.45%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-1.54%	3.57%	2.90%
ICE BofA Broad US Market Index[1] (reflects no deduction for fees, expenses or taxes)	-1.58%	3.63%	2.97%

1 On September 1, 2022, the ICE BofA Broad US Market Index replaced the Bloomberg US Aggregate Bond Index as the Fund's broad-based benchmark index as the Adviser believes it is more representative of broad bond market exposure.
See “License Agreements and Disclaimers” for important information.
PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Associates Corporation.
Portfolio Manager. The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
Francis G. Rodilosso	Portfolio Manager	September 2012

PURCHASE AND SALE OF FUND SHARES
For important information about the purchase and sale of Fund Shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary Information about Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” section of this Prospectus.

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VANECK® J.P. MORGAN EM LOCAL CURRENCY BOND ETF
SUMMARY INFORMATION
INVESTMENT OBJECTIVE
VanEck® J.P. Morgan EM Local Currency Bond ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the J.P. Morgan GBI-EM Global Core Index (the “Emerging Markets Global Core Index”).
FUND FEES AND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.27%
Other Expenses	0.05%
Total Annual Fund Operating Expenses(a)	0.32%
Fee Waivers and Expense Reimbursement(a)	-0.02%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement(a)	0.30%

(a)Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.30% of the Fund’s average daily net assets per year until at least September 1, 2023. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.
EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waivers and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$31
3	$101
5	$178
10	$404

PORTFOLIO TURNOVER
The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Emerging Markets Global Core Index is comprised of bonds issued by emerging market governments and denominated in the local currency of the issuer. As of June 30, 2022, the Emerging Markets Global Core Index included 299 bonds of 20 sovereign issuers. This

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80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.
The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Emerging Markets Global Core Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Emerging Markets Global Core Index and does not take temporary defensive positions that are inconsistent with its investment objective of seeking to replicate the Emerging Markets Global Core Index. Because of the practical difficulties and expense of purchasing all of the securities in the Emerging Markets Global Core Index, the Fund does not purchase all of the securities in the Emerging Markets Global Core Index. Instead, the Adviser utilizes a “sampling” methodology in seeking to achieve the Fund’s objective. As such, the Fund may purchase a subset of the bonds in the Emerging Markets Global Core Index in an effort to hold a portfolio of bonds with generally the same risk and return characteristics of the Emerging Markets Global Core Index.
The Fund is classified as a non-diversified fund and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Emerging Markets Global Core Index concentrates in an industry or group of industries. As of April 30, 2022, the government sector represented a significant portion of the Fund.
PRINCIPAL RISKS OF INVESTING IN THE FUND
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.
Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments.
Risk of Investing in Emerging Market Issuers. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Emerging markets are more likely than developed markets to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, liquidity issues and limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information. The frequency, availability and quality of financial information about investments in emerging markets varies. The Fund has limited rights and few practical remedies in emerging markets and the ability of U.S. authorities to bring enforcement actions in emerging markets may be limited, and the Fund's passive investment approach does not take account of these risks. All of these factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
Foreign Currency Risk. Because all or a portion of the income received by the Fund from its investments and/or the revenues received by the underlying issuer will generally be denominated in foreign currencies, the Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund, and the value of certain foreign currencies may be subject to a high degree of fluctuation. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies.
Special Risk Considerations of Investing in European Issuers. Investments in securities of European issuers involve risks and special considerations not typically associated with investments in the U.S. securities markets. The Economic and Monetary Union ("EMU") of the European Union ("EU") requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and on major trading partners outside Europe. The European financial markets have previously experienced, and may continue to experience, volatility and have been adversely affected, and may in the future be affected, by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on or restructuring of government debt in several European countries. These events have adversely affected, and may in the future affect, the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member

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countries. In a referendum held on June 23, 2016, voters in the UK voted to leave the EU, creating economic and political uncertainty in its wake. On January 31, 2020, the UK officially withdrew from the EU and the UK entered a transition period which ended on December 31, 2020. On December 30, 2020, the EU and UK signed the EU-UK Trade and Cooperation Agreement ("TCA"), an agreement on the terms governing certain aspects of the EU's and the UK's relationship following the end of the transition period. Notwithstanding the TCA, following the transition period, there is likely to be considerable uncertainly as to the UK's post-transition framework.
Special Risk Considerations of Investing in Asian Issuers. Investments in securities of Asian issuers involve risks and special considerations not typically associated with investment in the U.S. securities markets. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one Asian country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia, and any adverse effect on some or all of the Asian countries and regions in which the Fund invests. The securities markets in some Asian economies are relatively underdeveloped and may subject the Fund to higher action costs or greater uncertainty than investments in more developed securities markets. Such risks may adversely affect the value of the Fund’s investments.
Special Risk Considerations of Investing in Latin American Issuers. Investments in securities of Latin American issuers involve special considerations not typically associated with investments in the U.S. securities markets. The economies of certain Latin American countries have, at times, experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports and many economies in this region are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of this region.
Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many Latin American countries has lessened, there is no guarantee it will remain at lower levels.
The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such events could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and could result in significant disruption in securities markets in the region.
The economies of Latin American countries are generally considered emerging markets and can be significantly affected by currency devaluations. Certain Latin American countries may also have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many Latin American currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies.
Finally, a number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and a rescheduling of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.
Special Risk Considerations of Investing in Chinese Issuers. Investments in securities of Chinese issuers, including issuers located outside of China that generate significant revenues from China, involve risks and special considerations not typically associated with investments in the U.S. securities markets. These risks include, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers resulting in lack of liquidity and in price volatility, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers, (vii) higher rates of inflation, (viii) greater political, economic and social uncertainty, (ix) market volatility caused by any potential regional or territorial conflicts or natural disasters and (x) the risk of increased trade tariffs, embargoes, sanctions, investment restrictions and other trade limitations. Certain securities are, or may in the future become restricted, and the Fund may be forced to sell such restricted securities and incur a loss as a result. In addition, the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, interest rates, allocation of resources and capital reinvestment, among others. The Chinese central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, previously the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce

47

mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. The Chinese government may do so in the future as well, potentially having a significant adverse effect on economic conditions in China.
Special Risk Considerations of Investing in African Issuers. Investments in securities of African issuers, including issuers outside of Africa that generate significant revenues from Africa, involve risks and special considerations not typically associated with investments in the U.S. securities markets. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, terrorism, infectious disease outbreak, strained international relations related to border disputes, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest and, in certain countries, genocidal warfare. Unanticipated political or social developments may result in sudden and significant investment losses. Additionally, Africa is located in a part of the world that has historically been prone to natural disasters, such as droughts, and is economically sensitive to environmental events.
The securities markets in Africa are underdeveloped and are often considered to be less correlated to global economic cycles than those markets located in more developed countries or geographic regions. A subset of African emerging market countries are considered to be “frontier markets.” Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. As a result, securities markets in Africa are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. There may also be a high concentration of trading volume in a small number of issuers, investors and financial intermediaries representing a limited number of sectors or industries. Moreover, trading on securities markets may be suspended altogether.
Certain economies in African countries depend to a significant degree upon exports of primary commodities such as agricultural products, gold, silver, copper, diamonds and oil. These economies therefore are vulnerable to changes in commodity prices, which in turn may be affected by a variety of factors.
Certain governments in Africa may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in those countries. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in countries in Africa. Moreover, certain countries in Africa may require governmental approval or special licenses prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of those countries and/or impose additional taxes on foreign investors. These factors, among others, make investing in issuers located or operating in countries in Africa significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s Shares.
There may be a risk of loss due to the imposition of restrictions on repatriation of capital invested. In addition, certain African countries have currencies pegged to the U.S. dollar. If such currency pegs are abandoned, such abandonment could cause sudden and significant currency adjustments, which could impact the Fund’s investment returns in those countries. There may be limitations or delays in the convertibility or repatriation of certain African currencies, which would adversely affect the U.S. dollar value and/or liquidity of the Fund’s investments denominated in such African currencies, may impair the Fund’s ability to achieve its investment objective and/or may impede the Fund’s ability to satisfy redemption requests in a timely manner. For these or other reasons, the Fund could seek to suspend redemptions of Creation Units (defined herein), including in the event that an emergency exists in which it is not reasonably practicable for the Fund to dispose of its securities or to determine its net asset value (“NAV”). The Fund could also, among other things, limit or suspend creations of Creation Units. During the period that creations or redemptions are affected, the Fund’s shares could trade at a significant premium or discount to their NAV. In the case of a period during which creations are suspended, the Fund could experience substantial redemptions, which may exacerbate the discount to NAV at which the Fund’s shares trade, cause the Fund to experience increased transaction costs, and cause the Fund to make greater taxable distributions to shareholders of the Fund. When the Fund holds illiquid investments, its portfolio may be harder to value.
Credit Risk. Bonds are subject to credit risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations and/or default completely. Bonds are subject to varying degrees of credit risk, depending on the issuer’s financial condition and on the terms of the securities, which may be reflected in credit ratings. There is a possibility that the credit rating of a bond may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security.
Interest Rate Risk. Debt securities, such as bonds, are subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities

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go up. Many factors can cause interest rates to rise, including central bank monetary policy, rising inflation rates and general economic conditions. The prevailing historically low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility and increased redemptions. In addition, debt securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than debt securities with shorter durations. In response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates. These actions present heightened risks to debt instruments, and such risks could increase if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.
High Yield Securities Risk. Securities rated below investment grade are commonly referred to as high yield securities or "junk bonds." High yield securities are often issued by issuers that are restructuring, are smaller or less creditworthy than other issuers, or are more highly indebted than other issuers. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. The prices of high yield securities are likely to be more sensitive to adverse economic changes or individual issuer developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, high yield security issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The secondary market for securities that are high yield securities may be less liquid than the markets for higher quality securities, and high yield securities issued by non-corporate issuers may be less liquid than high yield securities issued by corporate issuers, which, in either instance, may have an adverse effect on the market prices of and the Fund’s ability to arrive at a fair value for certain securities. The illiquidity of the market also could make it difficult for the Fund to sell certain securities in connection with a rebalancing of the Emerging Markets Global Core Index. In addition, periods of economic uncertainty and change may result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Fund’s net asset value (“NAV”).
Sovereign Bond Risk. Investments in sovereign bonds involves special risks not present in corporate bonds. The governmental authority that controls the repayment of the bonds may be unable or unwilling to make interest payments and/or repay the principal on its bonds or to otherwise honor its obligations. If an issuer of sovereign bonds defaults on payments of principal and/or interest, the Fund may have limited recourse against the issuer. During periods of economic uncertainty, the market prices of sovereign bonds, and the Fund’s NAV, may be more volatile than prices of corporate bonds, which may result in losses. In the past, certain governments of emerging market countries have declared themselves unable to meet their financial obligations on a timely basis, which has resulted in losses for holders of sovereign bonds.
Risk of Cash Transactions. Unlike other exchange-traded funds (“ETFs”), the Fund expects to effect its creations and redemptions at least partially for cash, rather than wholly for in-kind securities. Therefore, it may be required to sell portfolio securities, and subsequently incur brokerage costs and/or recognize gains or losses on such sales that the Fund might not have recognized if it were to distribute portfolio securities in kind. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. An investment in the Fund may lose money.
Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.
Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Emerging Markets Global Core Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Emerging Markets Global Core Index. Conversely, a positive development relating to an issuer of securities in the Emerging Markets Global Core Index that is not held by the Fund could cause the Fund to underperform the Emerging Markets Global Core Index. To the extent the assets in the Fund are smaller, these risks will be greater.
Index Tracking Risk. The Fund’s return may not match the return of the Emerging Markets Global Core Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Emerging Markets Global Core Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Emerging Markets Global Core Index or (to the extent the Fund effects creations and redemptions for cash) raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein), which are not factored into the return of the Emerging Markets Global Core Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee

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payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Emerging Markets Global Core Index. Errors in the Emerging Markets Global Core Index data, the Emerging Markets Global Core Index computations and/or the construction of the Emerging Markets Global Core Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Emerging Markets Global Core Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Shareholders should understand that any gains from the Emerging Markets Global Core Index provider's errors will be kept by the Fund and its shareholders and any losses or costs resulting from the Emerging Markets Global Core Index provider's errors will be borne by the Fund and its shareholders. When the Emerging Markets Global Core Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Emerging Markets Global Core Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions or pay expenses. Apart from scheduled rebalances, the Emerging Markets Global Core Index provider or its agents may carry out additional ad hoc rebalances to the Emerging Markets Global Core Index. Therefore, errors and additional ad hoc rebalances carried out by the Emerging Markets Global Core Index provider or its agents to the Emerging Markets Global Core Index may increase the costs to and the tracking error risk of the Fund. In addition, the Fund's use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Emerging Markets Global Core Index as would be the case if the Fund purchased all of the securities in the Emerging Markets Global Core Index, or invested in them in the exact proportions in which they are represented in the Emerging Markets Global Core Index. The Fund’s performance may also deviate from the return of the Emerging Markets Global Core Index due to legal restrictions or limitations imposed by the governments of certain countries, certain listing standards of the Fund’s listing exchange (the “Exchange”), a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments, underlying securities and/or currencies, and/or other assets based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Emerging Markets Global Core Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Emerging Markets Global Core Index is not based on fair value prices), the Fund’s ability to track the Emerging Markets Global Core Index may be adversely affected. When markets are volatile, the ability to sell securities at fair value prices may be adversely impacted and may result in additional trading costs and/or increase the index tracking risk. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Emerging Markets Global Core Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Emerging Markets Global Core Index. Changes to the composition of the Emerging Markets Global Core Index in connection with a rebalancing or reconstitution of the Emerging Markets Global Core Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.
Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a greater discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
No Guarantee of Active Trading Market. While Shares are listed on the Exchange, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.
Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in bonds, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Emerging Markets Global Core Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Additionally, unusual market conditions may cause the Emerging Markets Global Core Index provider to postpone a scheduled rebalance or reconstitution, which could cause the Emerging Markets Global Core Index to vary from its normal or expected composition. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

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Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads on the Exchange and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.
Issuer-Specific Changes Risk. The value of individual securities or particular types of securities can be more volatile than the market as a whole and can perform differently from the value of the market as a whole, which may have a greater impact if the Fund’s portfolio is concentrated in a country, group of countries, region, market, industry, group of industries, sector or asset class. The value of securities of smaller issuers can be more volatile than that of larger issuers.
Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.
Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Emerging Markets Global Core Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund is concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.
PERFORMANCE
The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year, ten year and/or since inception periods, as applicable, compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

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Annual Total Returns (%)—Calendar Years
The year-to-date total return as of June 30, 2022 was -12.73%.

Best Quarter:	10.73%	1Q 2016
Worst Quarter:	-14.44%	1Q 2020
Average Annual Total Returns for the Periods Ended December 31, 2021
The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Past Ten Years
VanEck J.P. Morgan EM Local Currency Bond ETF (return before taxes)	-9.33%	1.55%	0.03%
VanEck J.P. Morgan EM Local Currency Bond ETF (return after taxes on distributions)	-10.21%	0.49%	-1.04%
VanEck J.P. Morgan EM Local Currency Bond ETF (return after taxes on distributions and sale of Fund Shares)	-5.45%	0.80%	-0.37%
J.P. Morgan GBI-EM Global Core Index (reflects no deduction for fees, expenses or taxes)	-9.23%	2.00%	0.61%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-1.54%	3.57%	2.90%
ICE BofA Broad US Market Index[1] (reflects no deduction for fees, expenses or taxes)	-1.58%	3.63%	2.97%

1 On September 1, 2022, the ICE BofA Broad US Market Index replaced the Bloomberg US Aggregate Bond Index as the Fund's broad-based benchmark index as the Adviser believes it is more representative of broad bond market exposure.
See “License Agreements and Disclaimers” for important information.
PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Associates Corporation
Portfolio Manager. The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:

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Name	Title with Adviser	Date Began Managing the Fund
Francis G. Rodilosso	Portfolio Manager	September 2012

PURCHASE AND SALE OF FUND SHARES
For important information about the purchase and sale of Fund Shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary Information about Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” section of this Prospectus.

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VANECK® MOODY'S ANALYTICS® BBB CORPORATE BOND ETF
SUMMARY INFORMATION
INVESTMENT OBJECTIVE
VanEck® Moody’s Analytics® BBB Corporate Bond ETF (the “Fund”) seeks to track, as closely as possible, before fees and expenses, the price and yield performance of the MVIS® Moody’s Analytics® US BBB Corporate Bond Index (the “BBB Index”).
FUND FEES AND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.25%
Other Expenses(a)	0.00%
Total Annual Fund Operating Expenses(a)	0.25%

(a)Van Eck Associates Corporation (the "Adviser") will pay all expenses of the Fund, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Notwithstanding the foregoing, the Adviser has agreed to pay the offering costs until at least September 1, 2023.
EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$26
3	$80
5	$141
10	$318

PORTFOLIO TURNOVER
The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The BBB Index is comprised of U.S. dollar-denominated corporate bonds issued in the U.S. domestic market that have a BBB rating based on the bond’s composite rating, which is an average of ratings from various rating agencies. Bonds no longer rated BBB, including non-investment grade bonds, are removed from the BBB Index at the end of the month in which they are upgraded or downgraded in connection with the BBB Index’s next scheduled rebalance. The BBB Index is comprised of bonds issued by both U.S. and non-U.S. issuers that the BBB Index provider determines to have an attractive valuation based on proprietary credit risk metrics developed by Moody’s Analytics, Inc. (“Moody’s Analytics”). Further, bonds that the BBB Index provider determines to have the highest probability of being downgraded to non-investment grade, based on proprietary credit risk metrics developed by Moody’s Analytics, are excluded from the BBB Index.

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As of June 30, 2022, the BBB Index included 339 notes of 89 issuers and approximately 28.6% of the BBB Index was comprised of Rule 144A securities. These amounts are subject to change. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders. The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the BBB Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the BBB Index and does not take temporary defensive positions that are inconsistent with its investment objective of seeking to track the BBB Index. Because of the practical difficulties and expense of purchasing all of the securities in the BBB Index, the Fund does not purchase all of the securities in the BBB Index. Instead, the Adviser utilizes a “sampling” methodology in seeking to achieve the Fund’s objective. As such, the Fund may purchase a subset of the bonds in the BBB Index in an effort to hold a portfolio of bonds with generally the same risk and return characteristics of the BBB Index.
The Fund is classified as a non-diversified fund and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the BBB Index concentrates in an industry or group of industries. As of April 30, 2022, each of the financials, information technology and consumer discretionary sectors represented a significant portion of the Fund.
PRINCIPAL RISKS OF INVESTING IN THE FUND
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.
Special Risk Considerations of Investing in European Issuers. Investments in securities of European issuers involve risks and special considerations not typically associated with investments in the U.S. securities markets. The Economic and Monetary Union (“EMU”) of the European Union (“EU”) requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and on major trading partners outside Europe. The European financial markets have previously experienced, and may continue to experience, volatility and have been adversely affected, and may in the future be affected, by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on or restructuring of government debt in several European countries. These events have adversely affected, and may in the future affect, the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries. In a referendum held on June 23, 2016, voters in the United Kingdom ("UK") voted to leave the EU, creating economic and political uncertainty in its wake. On January 31, 2020, the UK officially withdrew from the EU and the UK entered a transition period which ended on December 31, 2020. On December 30, 2020, the EU and UK signed the EU-UK Trade and Cooperation Agreement ("TCA"), an agreement on the terms governing certain aspects of the EU's and the UK's relationship following the end of the transition period. Notwithstanding the TCA, following the transition period, there is likely to be considerable uncertainly as to the UK's post-transition framework.
Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments.
BBB-Rated Bond Risk. BBB-rated bonds are typically subject to greater risk of downgrade than other investment grade bonds. The risk of downgrade to below-investment grade will be heighted during an economic downturn or substantial period of rising interest rates. Any downgrade of such bonds would relegate such bonds from the investment grade universe to the high yield (or “junk” bond) universe, which could negatively affect their value.
Credit Risk. Bonds, are subject to credit risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations and/or default completely. Bonds are subject to varying degrees of credit risk, depending on the issuer’s financial condition and on the terms of the securities, which may be reflected in credit ratings. There is a possibility that the credit rating of a bond may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security.

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Interest Rate Risk. Debt securities, such as bonds, are subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up. Many factors can cause interest rates to rise, including central bank monetary policy, rising inflation rates and general economic conditions. The prevailing historically low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility and increased redemptions. In addition, debt securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than debt securities with shorter durations. In response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates. These actions present heightened risks to debt instruments, and such risks could increase if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.
Liquidity Risk. Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, market volatility, and rapid or unexpected changes in interest rates. Less liquid markets could lead to greater price volatility and limit the Fund’s ability to sell a holding at a suitable price.
Restricted Securities Risk. Rule 144A securities are restricted securities. Restricted securities are securities that are not registered under the Securities Act of 1933, as amended (the “Securities Act”). They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable. The Fund may not be able to purchase or sell a restricted security promptly or at a reasonable time or price. Although there may be a substantial institutional market for these securities, it is not possible to predict exactly how the market for such securities will develop or whether it will continue to exist. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.
Risk of Investing in the Financials Sector. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the financials sector. Companies in the financials sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financials sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financials sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financials sector perceived as benefitting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financials sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions.
Risk of Investing in the Information Technology Sector. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies.
Risk of Investing in the Consumer Discretionary Sector. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the consumer discretionary sector. The consumer discretionary sector comprises companies whose businesses are sensitive to economic cycles, such as manufacturers of high-end apparel and automobile and leisure companies. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. An investment in the Fund may lose money.
Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.

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Call Risk. The Fund may invest in callable bonds. If interest rates fall, it is possible that issuers of callable securities will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during or following a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security or securities with greater risks or other less favorable features. If that were to happen, it would decrease the Fund’s net investment income.
Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the BBB Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the BBB Index. Conversely, a positive development relating to an issuer of securities in the BBB Index that is not held by the Fund could cause the Fund to underperform the BBB Index. To the extent the assets in the Fund are smaller, these risks will be greater.
Index Tracking Risk. The Fund’s return may not match the return of the BBB Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the BBB Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the BBB Index or (to the extent the Fund effects creations and redemptions for cash) raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein), which are not factored into the return of the BBB Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the BBB Index. Errors in the BBB Index data, the BBB Index computations and/or the construction of the BBB Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the BBB Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Shareholders should understand that any gains from the BBB Index provider's errors will be kept by the Fund and its shareholders and any losses or costs resulting from the BBB Index provider's errors will be borne by the Fund and its shareholders. When the BBB Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the BBB Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Apart from scheduled rebalances, the BBB Index provider or its agents may carry out additional ad hoc rebalances to the BBB Index. Therefore, errors and additional ad hoc rebalances carried out by the BBB Index provider or its agents to the BBB Index may increase the costs to and the tracking error risk of the Fund. In addition, the Fund's use of a representative sampling approach may cause the Fund to not be as closely correlated with the return of the BBB Index as would be the case if the Fund purchased all of the securities in the BBB Index, or invested in them in the exact proportions in which they are represented in the BBB Index. The Fund may value certain of its investments, underlying securities and/or currencies based on fair value prices. The Fund’s performance may also deviate from the return of the BBB Index due to legal restrictions or limitations imposed by the governments of certain countries, certain listing standards of the Fund’s listing exchange (the “Exchange”), a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). To the extent the Fund calculates its NAV based on fair value prices and the value of the BBB Index is based on securities’ closing prices (i.e., the value of the BBB Index is not based on fair value prices), the Fund’s ability to track the BBB Index may be adversely affected. When markets are volatile, the ability to sell securities at fair value prices may be adversely impacted and may result in additional trading costs and/or increase the index tracking risk. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the BBB Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the BBB Index. Changes to the composition of the BBB Index in connection with a rebalancing or reconstitution of the BBB Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.
Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a greater discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
No Guarantee of Active Trading Market. While Shares are listed on the Exchange, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.
Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchanges “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

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Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in bonds, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the BBB Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Additionally, unusual market conditions may cause the BBB Index provider to postpone a scheduled rebalance or reconstitution, which could cause the BBB Index to vary from its normal or expected composition. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Data Risk. The BBB Index provider relies heavily on credit risk metrics and other data provided by Moody's Analytics (“Data”). Data is used by the BBB Index provider to construct the BBB Index. If the Data proves to be incorrect or incomplete, any decisions made in reliance thereon may expose the Fund to potential risks.
Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads on the Exchange and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.
Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund's NAV and may make the Fund more volatile than more diversified funds.
Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the BBB Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund is concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.
PERFORMANCE
The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year, ten year and/or since inception periods, as applicable, compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

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Annual Total Returns (%)—Calendar Year
The year-to-date total return as of June 30, 2022 was -14.81%.

Best Quarter:	3.44%	2Q 2021
Worst Quarter:	-2.57%	1Q 2021
Average Annual Total Returns for the Periods Ended December 31, 2021
The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (12/01/2020)
Moody’s Analytical BBB Corporate Bond ETF (return before taxes)	0.58%	1.60%
Moody’s Analytical BBB Corporate Bond ETF (return after taxes on distributions)	-0.42%	0.66%
Moody’s Analytical BBB Corporate Bond ETF (return after taxes on distributions and sale of Fund Shares)	0.34%	0.83%
MVIS Moody’s Analytics US BBB Corporate Bond Index (reflects no deduction for fees, expenses or taxes)	0.50%	1.84%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-1.54%	-0.97%
ICE BofA Broad US Market Index[1] (reflects no deduction for fees, expenses or taxes)	-1.58%	-0.97%

1 On September 1, 2022, the ICE BofA Broad US Market Index replaced the Bloomberg US Aggregate Bond Index as the Fund's broad-based benchmark index as the Adviser believes it is more representative of broad bond market exposure.
See “License Agreements and Disclaimers” for important information.
PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Associates Corporation.
Portfolio Manager. The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:

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Name	Title with Adviser	Date Began Managing the Fund
Francis G. Rodilosso	Portfolio Manager	December 2020

PURCHASE AND SALE OF FUND SHARES
For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to the “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” section of this Prospectus.

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VANECK® MOODY'S ANALYTICS® IG CORPORATE BOND ETF
SUMMARY INFORMATION
INVESTMENT OBJECTIVE
VanEck® Moody’s Analytics® IG Corporate Bond ETF (the “Fund”) seeks to track, as closely as possible, before fees and expenses, the price and yield performance of the MVIS® Moody’s Analytics® US Investment Grade Corporate Bond Index (the “US IG Index”).
FUND FEES AND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.20%
Other Expenses(a)	0.00%
Total Annual Fund Operating Expenses(a)	0.20%

(a)Van Eck Associates Corporation (the “Adviser”) will pay all expenses of the Fund, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Notwithstanding the foregoing, the Adviser has agreed to pay the offering costs until at least September 1, 2023.
EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$20
3	$64
5	$113
10	$255

PORTFOLIO TURNOVER
The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its total assets in securities that comprise the Fund's benchmark index. The US IG Index is comprised of U.S. dollar-denominated corporate bonds issued in the U.S. domestic market that have an investment grade rating based on the bond’s composite rating, which is an average of ratings from various rating agencies. Bonds that fall below investment grade are removed from the US IG Index at the end of the month in which they are downgraded in connection with the US IG Index's next scheduled rebalance.
The US IG Index is comprised of bonds issued by both U.S. and non-U.S. issuers that the US IG Index provider determines to have an attractive valuation based on proprietary credit risk metrics developed by Moody's Analytics, Inc. (“Moody's Analytics”).

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Further, bonds that the US IG Index provider determines to have the highest probability of being downgraded to non-investment grade, based on proprietary credit risk metrics developed by Moody's Analytics, are excluded from the US IG Index.
As of June 30, 2022 the US IG Index included 439 notes of 114 issuers and approximately 27.7% of the US IG Index was comprised of Rule 144A securities. These amounts are subject to change.
The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.
The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the US IG Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the US IG Index and does not take temporary defensive positions that are inconsistent with its investment objective of seeking to track the US IG Index. Because of the practical difficulties and expense of purchasing all of the securities in the US IG Index, the Fund does not purchase all of the securities in the US IG Index. Instead, the Adviser utilizes a “sampling” methodology in seeking to achieve the Fund’s objective. As such, the Fund may purchase a subset of the bonds in the US IG Index in an effort to hold a portfolio of bonds with generally the same risk and return characteristics of the US IG Index.
The Fund is classified as a non-diversified fund and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the US IG Index concentrates in an industry or group of industries. As of April 30, 2022 each of the financials, information technology, consumer staples and energy sectors represented a significant portion of the Fund.
PRINCIPAL RISKS OF INVESTING IN THE FUND
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.
Special Risk Considerations of Investing in European Issuers. Investments in securities of European issuers involve risks and special considerations not typically associated with investments in the U.S. securities markets. The Economic and Monetary Union (“EMU”) of the European Union (“EU”) requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and on major trading partners outside Europe. The European financial markets have previously experienced, and may continue to experience, volatility and have been adversely affected, and may in the future be affected, by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on or restructuring of government debt in several European countries. These events have adversely affected, and may in the future affect, the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries. In a referendum held on June 23, 2016, voters in the United Kingdom ("UK") voted to leave the EU, creating economic and political uncertainty in its wake. On January 31, 2020, the UK officially withdrew from the EU and the UK entered a transition period which ended on December 31, 2020. On December 30, 2020, the EU and UK signed the EU-UK Trade and Cooperation Agreement ("TCA"), an agreement on the terms governing certain aspects of the EU's and the UK's relationship following the end of the transition period. Notwithstanding the TCA, following the transition period, there is likely to be considerable uncertainly as to the UK's post-transition framework.
Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments.
Credit Risk. Bonds, are subject to credit risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations and/or default completely. Bonds are subject to varying degrees of credit risk, depending on the issuer’s financial condition and on the terms of the securities, which may be reflected in credit ratings. There is a possibility that the credit rating of a bond may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security.

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Interest Rate Risk. Debt securities, such as bonds, are subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up. Many factors can cause interest rates to rise, including central bank monetary policy, rising inflation rates and general economic conditions. The prevailing historically low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility and increased redemptions. In addition, debt securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than debt securities with shorter durations. In response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates. These actions present heightened risks to debt instruments, and such risks could increase if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.
Liquidity Risk. Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, market volatility, and rapid or unexpected changes in interest rates. Less liquid markets could lead to greater price volatility and limit the Fund’s ability to sell a holding at a suitable price.
Restricted Securities Risk. Rule 144A securities are restricted securities. Restricted securities are securities that are not registered under the Securities Act of 1933, as amended (the “Securities Act”). They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable. The Fund may not be able to purchase or sell a restricted security promptly or at a reasonable time or price. Although there may be a substantial institutional market for these securities, it is not possible to predict exactly how the market for such securities will develop or whether it will continue to exist. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. In addition, transaction costs may be higher for restricted securities than for more liquid securities. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.
Risk of Investing in the Financials Sector. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the financials sector. Companies in the financials sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financials sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financials sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financials sector perceived as benefitting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financials sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions.
Risk of Investing in the Information Technology Sector. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies.
Risk of Investing in the Consumer Staples Sector. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the consumer staples sector. The consumer staples sector comprises companies whose businesses are less sensitive to economic cycles, such as manufacturers and distributors of food and beverages and producers of non-durable household goods and personal products. Companies in the consumer staples sector may be adversely affected by changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending. Companies in this sector are also affected by changes in government regulation, world events and economic conditions.
Risk of Investing in the Energy Sector. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the energy sector. Companies operating in the energy sector are subject to risks including, but not limited to, economic growth, worldwide demand, political instability in the regions that the companies operate, government regulation stipulating rates charged by utilities, interest rate sensitivity, oil price volatility, energy conservation, environmental policies, depletion of resources, the cost of providing the specific utility services and other factors that they cannot control. Oil prices are subject to significant volatility, which has adversely impacted companies operating in the energy sector. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. A downturn in the energy sector of the economy, adverse political, legislative or regulatory developments or other events could have a larger impact on the Fund than on an investment company that does not invest a substantial portion of its assets in the energy sector. At times, the performance of securities of

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companies in the energy sector may lag the performance of other sectors or the broader market as a whole. The price of oil, natural gas and other fossil fuels may decline and/or experience significant volatility, which could adversely impact companies operating in the energy sector.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. An investment in the Fund may lose money.
Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.
Call Risk. The Fund may invest in callable bonds. If interest rates fall, it is possible that issuers of callable securities will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during or following a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security or securities with greater risks or other less favorable features. If that were to happen, it would decrease the Fund’s net investment income.
Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the US IG Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the US IG Index. Conversely, a positive development relating to an issuer of securities in the US IG Index that is not held by the Fund could cause the Fund to underperform the US IG Index. To the extent the assets in the Fund are smaller, these risks will be greater.
Index Tracking Risk. The Fund’s return may not match the return of the US IG Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the US IG Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the US IG Index or (to the extent the Fund effects creations and redemptions for cash) raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein), which are not factored into the return of the US IG Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the US IG Index. Errors in the US IG Index data, the US IG Index computations and/or the construction of the US IG Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the US IG Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Shareholders should understand that any gains from the US IG Index provider's errors will be kept by the Fund and its shareholders and any losses or costs resulting from the US IG Index provider's errors will be borne by the Fund and its shareholders. When the US IG Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the US IG Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Apart from scheduled rebalances, the US IG Index provider or its agents may carry out additional ad hoc rebalances to the US IG Index. Therefore, errors and additional ad hoc rebalances carried out by the US IG Index provider or its agents to the US IG Index may increase the costs to and the tracking error risk of the Fund. In addition, the Fund's use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the US IG Index as would be the case if the Fund purchased all of the securities in the US IG Index, or invested in them in the exact proportions in which they are represented in the US IG Index. The Fund may value certain of its investments, underlying securities and/or currencies, and/or underlying currencies based on fair value prices. The Fund’s performance may also deviate from the return of the US IG Index due to legal restrictions or limitations imposed by the governments of certain countries, certain listing standards of the Fund’s listing exchange (the “Exchange”), a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). To the extent the Fund calculates its NAV based on fair value prices and the value of the US IG Index is based on securities’ closing prices (i.e., the value of the US IG Index is not based on fair value prices), the Fund’s ability to track the US IG Index may be adversely affected. When markets are volatile, the ability to sell securities at fair value prices may be adversely impacted and may result in additional trading costs and/or increase the index tracking risk. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the US IG Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the US IG Index. Changes to the composition of the US IG Index in connection with a rebalancing or reconstitution of the US IG Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.
Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward

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to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a greater discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
No Guarantee of Active Trading Market. While Shares are listed on the Exchange, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.
Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchanges “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in bonds, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the US IG Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Additionally, unusual market conditions may cause the US IG Index provider to postpone a scheduled rebalance or reconstitution, which could cause the US IG Index to vary from its normal or expected composition. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Data Risk. The US IG Index provider relies heavily on credit risk metrics and other data provided by Moody's Analytics (“Data”). Data is used by the US IG Index provider to construct the US IG Index. If the Data proves to be incorrect or incomplete, any decisions made in reliance thereon may expose the Fund to potential risks.
Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads on the Exchange and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.
Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund's NAV and may make the Fund more volatile than more diversified funds.
Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the US IG Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund is concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.
PERFORMANCE
The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year, ten year and/or since inception periods, as applicable, compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.

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Annual Total Returns (%)—Calendar Year
The year-to-date total return as of June 30, 2022 was -13.83%.

Best Quarter:	3.30%	2Q 2021
Worst Quarter:	-2.90%	1Q 2021
Average Annual Total Returns for the Periods Ended December 31, 2021
The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (12/01/2020)
Moody’s Analytical IG Corporate Bond ETF (return before taxes)	0.21%	1.05%
Moody’s Analytical IG Corporate Bond ETF (return after taxes on distributions)	-0.73%	0.17%
Moody’s Analytical IG Corporate Bond ETF (return after taxes on distributions and sale of Fund Shares)	0.12%	0.43%
MVIS Moody’s Analytics US Investment Grade Corporate Bond Index (reflects no deduction for fees, expenses or taxes)	0.03%	1.19%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-1.54%	-0.97%
ICE BofA Broad US Market Index[1] (reflects no deduction for fees, expenses or taxes)	-1.58%	-0.97%

1 On September 1, 2022, the ICE BofA Broad US Market Index replaced the Bloomberg US Aggregate Bond Index as the Fund's broad-based benchmark index as the Adviser believes it is more representative of broad bond market exposure.
See “License Agreements and Disclaimers” for important information.
PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Associates Corporation.
Portfolio Manager. The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:

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Name	Title with Adviser	Date Began Managing the Fund
Francis G. Rodilosso	Portfolio Manager	December 2020

PURCHASE AND SALE OF FUND SHARES
For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to the “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” section of this Prospectus.

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VANECK® MORTGAGE REIT INCOME ETF
SUMMARY INFORMATION
INVESTMENT OBJECTIVE
VanEck® Mortgage REIT Income ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the MVIS® US Mortgage REITs Index (the “Mortgage REITs Index”).
FUND FEES AND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.40%
Other Expenses(a)	0.01%
Total Annual Fund Operating Expenses(a)	0.41%

(a)Van Eck Associates Corporation (the “Adviser”) will pay all expenses of the Fund, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Notwithstanding the foregoing, the Adviser has agreed to pay the offering costs until at least September 1, 2023.
EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$42
3	$132
5	$230
10	$518

PORTFOLIO TURNOVER
The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Mortgage REIT Index is comprised of publicly traded U.S. real estate investment trusts (“REITs”) that derive at least 50% of their revenues from (or, where applicable, have at least 50% of their assets related to) mortgage-related activity.
A mortgage REIT makes loans to developers and owners of properties and invests primarily in mortgages and similar real estate interests, and includes companies or trusts that are primarily engaged in the purchasing or servicing of commercial or residential mortgage loans or mortgage-related securities. The Mortgage REITs Index may include small-, medium- and large-capitalization companies. As of June 30, 2022, the Mortgage REITs Index included 26 securities of companies with a market capitalization range of between approximately $484 million and $9.3 billion and a weighted average market capitalization of $3.5 billion.The

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Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.
The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Mortgage REITs Index by investing in a portfolio of securities that generally replicates the Mortgage REITs Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Mortgage REITs Index and does not take temporary defensive positions that are inconsistent with its investment objective of seeking to replicate the Mortgage REITs Index.
The Fund is classified as a non-diversified fund and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Mortgage REITs Index concentrates in an industry or group of industries. As of April 30, 2022, the financials sector represented a significant portion of the Fund.
PRINCIPAL RISKS OF INVESTING IN THE FUND
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.
Risk of Investing in Mortgage REITs. Mortgage REITs are exposed to the risks specific to the real estate market as well as the risks that relate specifically to the way in which mortgage REITs are organized and operated. Mortgage REITs receive principal and interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers. Credit risk refers to the possibility that the borrower will be unable and/or unwilling to make timely interest payments and/or repay the principal on the loan to a mortgage REIT when due. To the extent that a mortgage REIT invests in mortgage-backed securities offered by private issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the mortgage REIT may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers may be supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. However, there can be no assurance that the private insurers can or will meet their obligations under such policies. Unexpected high rates of default on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a mortgage REIT. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. To the extent that a mortgage REIT’s portfolio is exposed to lower-rated, unsecured or subordinated instruments, the risk of loss may increase, which may have a negative impact on the Fund. Mortgage REITs also are subject to the risk that the value of mortgaged properties may be less than the amounts owed on the properties. If a mortgage REIT is required to foreclose on a borrower, the amount recovered in connection with the foreclosure may be less than the amount owed to the mortgage REIT.
Mortgage REITs are subject to significant interest rate risk. Interest rate risk refers to fluctuations in the value of a mortgage REIT’s investment in fixed rate obligations resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the value of a mortgage REIT’s investment in fixed rate obligations goes down.
Mortgage REITs typically use leverage and many are highly leveraged, which exposes them to leverage risk and the risks generally associated with debt financing. Leverage risk refers to the risk that leverage created from borrowing may impair a mortgage REIT’s liquidity, cause it to liquidate positions at an unfavorable time and increase the volatility of the values of securities issued by the mortgage REIT. The use of leverage may not be advantageous to a mortgage REIT. The success of using leverage is dependent on whether the return earned on the investments made using the proceeds of leverage exceed the cost of using leverage. To the extent that a mortgage REIT incurs significant leverage, it may incur substantial losses if its borrowing costs increase. Borrowing costs may increase for any of the following reasons: short-term interest rates increase; the market value of a mortgage REIT’s assets decrease; interest rate volatility increases; or the availability of financing in the market decreases. During periods of adverse market conditions, downturns in the economy or deterioration in the conditions of the REIT’s mortgage-related assets, the use of leverage may cause a mortgage REIT to lose more money that would have been the case if leverage was not used.
Mortgage REITs are subject to prepayment risk, which is the risk that borrowers may prepay their mortgage loans at faster than expected rates. Prepayment rates generally increase when interest rates fall and decrease when interest rates rise. These faster than expected payments may adversely affect a mortgage REIT’s profitability because the mortgage REIT may be forced to replace investments that have been redeemed or repaid early with other investments having a lower yield. Additionally, rising interest rates rise may cause the duration of a mortgage REIT’s investments to be longer than anticipated and increase such investments’ interest rate sensitivity.
REITs are subject to special U.S. federal tax requirements. A REIT’s failure to comply with these requirements may negatively affect its performance.

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Mortgage REITs may be dependent upon the management skills and may have limited financial resources. Mortgage REITs are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and self-liquidation. In addition, transactions between mortgage REITs and their affiliates may be subject to conflicts of interest which may adversely affect a mortgage REIT’s shareholders.
Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility.
Risk of Investing in the Financials Sector. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the financials sector. Companies in the financials sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financials sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financials sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financials sector perceived as benefitting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financials sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions.
Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities of small- and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. An investment in the Fund may lose money.
Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.
Index Tracking Risk. The Fund’s return may not match the return of the Mortgage REITs Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Mortgage REITs Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Mortgage REITs Index or (to the extent the Fund effects creations and redemptions for cash) raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein), which are not factored into the return of the Mortgage REITs Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Mortgage REITs Index. Errors in the Mortgage REITs Index data, the Mortgage REITs Index computations and/or the construction of the Mortgage REITs Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Mortgage REITs Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Shareholders should understand that any gains from the Mortgage REITs Index provider's errors will be kept by the Fund and its shareholders and any losses or costs resulting from the Mortgage REITs Index provider's errors will be borne by the Fund and its shareholders. When the Mortgage REITs Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Mortgage REITs Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Apart from scheduled rebalances, the Mortgage REITs Index provider or its agents may carry out additional ad hoc rebalances to the Mortgage REITs Index. Therefore, errors and additional ad hoc rebalances carried out by the Mortgage REITs Index provider or its agents to the Mortgage REITs Index may increase the costs to and the tracking error risk of the Fund. In addition, the Fund may not be able to invest in certain securities included in the Mortgage REITs Index, or invest in them in the exact proportions they represent of the Mortgage REITs Index, due to certain listing standards of the Fund's listing

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exchange (the "Exchange") or legal restrictions or limitations (such as diversification requirements). The Fund may value certain of its investments, underlying securities and/or currencies, and/or other assets based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Mortgage REITs Index is based on securities’ closing prices (i.e., the value of the Mortgage REITs Index is not based on fair value prices), the Fund’s ability to track the Mortgage REITs Index may be adversely affected. When markets are volatile, the ability to sell securities at fair value prices may be adversely impacted and may result in additional trading costs and/or increase the index tracking risk. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Mortgage REITs Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Mortgage REITs Index. Changes to the composition of the Mortgage REITs Index in connection with a rebalancing or reconstitution of the Mortgage REITs Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.
Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a greater discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
No Guarantee of Active Trading Market. While Shares are listed on the Exchange, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.
Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Mortgage REITs Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Additionally, unusual market conditions may cause the Mortgage REITs Index provider to postpone a scheduled rebalance or reconstitution, which could cause the Mortgage REITs Index to vary from its normal or expected composition. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads on the Exchange and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.
Issuer-Specific Changes Risk. The value of individual securities or particular types of securities can be more volatile than the market as a whole and can perform differently from the value of the market as a whole, which may have a greater impact if the Fund’s portfolio is concentrated in a country, group of countries, region, market, industry, group of industries, sector or asset class. The value of securities of smaller issuers can be more volatile than that of larger issuers.
Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the

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Fund more volatile than more diversified funds. The Fund may be particularly vulnerable to this risk because the Mortgage REITs Index it seeks to replicate is comprised of securities of a very limited number of companies.
Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Mortgage REITs Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund is concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.
PERFORMANCE
The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year, ten year and/or since inception periods, as applicable, compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.
Annual Total Returns (%)—Calendar Years
The year-to-date total return as of June 30, 2022 was -20.02%.

Best Quarter:	40.06%	2Q 2020
Worst Quarter:	-57.25%	1Q 2020
Average Annual Total Returns for the Periods Ended December 31, 2021
The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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	Past One Year	Past Five Years	Past Ten Years
VanEck Mortgage REIT Income ETF (return before taxes)	18.61%	4.89%	7.42%
VanEck Mortgage REIT Income ETF (return after taxes on distributions)	16.30%	2.24%	4.00%
VanEck Mortgage REIT Income ETF (return after taxes on distributions and sale of Fund Shares)	11.33%	2.73%	4.31%
MVIS US Mortgage REITs Index (reflects no deduction for fees, expenses or taxes)	16.54%	4.73%	7.53%
S&P 500 Index Total Return (reflects no deduction for fees, expenses or taxes)	28.71%	18.47%	16.55%

See “License Agreements and Disclaimers” for important information.
PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Associates Corporation.
Portfolio Manager. The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
Peter H. Liao	Portfolio Manager	August 2011

PURCHASE AND SALE OF FUND SHARES
For important information about the purchase and sale of Fund Shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary Information about Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” section of this Prospectus.

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VANECK® PREFERRED SECURITIES EX FINANCIALS ETF
SUMMARY INFORMATION
INVESTMENT OBJECTIVE
VanEck® Preferred Securities ex Financials ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the ICE Exchange-Listed Fixed & Adjustable Rate Non-Financial Preferred Securities Index (the “Preferred Securities Index”).
FUND FEES AND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.40%
Other Expenses(a)	0.00%
Total Annual Fund Operating Expenses(a)	0.40%

(a)Van Eck Associates Corporation (the “Adviser”) will pay all expenses of the Fund, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Notwithstanding the foregoing, the Adviser has agreed to pay the offering costs until at least September 1, 2023.
EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$41
3	$128
5	$224
10	$505

PORTFOLIO TURNOVER
The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was approximately 37% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Preferred Securities Index is comprised of U.S. exchange-listed hybrid debt, preferred stock and convertible preferred stock issued by non-financial corporations (collectively, "Preferred Securities"). Hybrid debt securities are securities that have characteristics of both equity securities and debt securities. Hybrid securities usually pay interest or dividends and, in the event of an issuer's bankruptcy or default, holders of hybrid securities typically have claims that are senior to holders of the issuer's equity securities but subordinate to holders of the issuer's debt securities.
Preferred Securities generally pay fixed or variable rate distributions to preferred shareholders and such shareholders have preference over common shareholders in the payment of distributions and in the event of a liquidation of the issuer’s assets, but

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are junior to most other forms of debt, including senior and subordinated debt. Preferred Securities may be subject to redemption or call provisions and may include those issued by small- and medium-capitalization companies. As of June 30, 2022, the Preferred Securities Index included 127 U.S.-listed securities of 68 issuers. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders. The Preferred Securities Index is reconstituted and rebalanced monthly.
The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Preferred Securities Index by investing in a portfolio of securities that generally replicates the Preferred Securities Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Preferred Securities Index and does not seek temporary defensive positions that are inconsistent with its investment objective of seeking to replicate the Preferred Securities Index.
The Fund is classified as a non-diversified fund under the Investment Company Act of 1940 Act, as amended (the “1940 Act”) and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Preferred Securities Index concentrates in an industry or group of industries. As of April 30, 2022, each of the utilities, real estate and information technology sectors represented a significant portion of the Fund.
PRINCIPAL RISKS OF INVESTING IN THE FUND
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.
Preferred Securities Risk. Preferred Securities are essentially contractual obligations that entail rights to distributions declared by the issuer’s board of directors but may permit the issuer to defer or suspend distributions for a certain period of time. If the Fund owns a Preferred Security whose issuer has deferred or suspended distributions, the Fund may be required to account for the distribution that has been deferred or suspended for tax purposes, even though it may not have received this income in cash. Further, Preferred Securities may lose substantial value if distributions are deferred, suspended or not declared. Preferred Securities may also permit the issuer to convert Preferred Securities into the issuer’s common stock. Preferred Securities that are convertible to common stock may decline in value if the common stock into which Preferred Securities may be converted declines in value. Preferred Securities are subject to greater credit risk than traditional fixed income securities because the rights of holders of Preferred Securities are subordinated to the rights of the bond and debt holders of an issuer.
Convertible Securities Risk. Convertible securities are subject to risks associated with both fixed income securities and common stocks. Depending on the convertible security’s conversion value, the price of a convertible security will be influenced by interest rates (i.e., its price generally will increase when interest rates fall and decrease when interest rates rise) or will tend to fluctuate directly with the price of the equity security into which the security can be converted.
Hybrid Securities Risk. Hybrid securities are typically subordinated to an issuer's senior debt instruments; therefore, they are subject to greater credit risk than those senior debt instruments. Many hybrid securities are subject to provisions permitting their issuers to skip or defer distributions under specified circumstances. Hybrid securities may have limited or no voting rights and may have substantially lower overall liquidity than many other securities.
Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments.
Credit Risk. Preferred Securities are subject to certain risks associated with fixed income securities, including credit risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable and/or unwilling to make timely distributions of dividends and/or default completely on securities. Preferred Securities are subject to varying degrees of credit risk, depending on the issuer’s financial condition and on the terms of the securities, which may be reflected in credit ratings. There is a possibility that the credit rating of a Preferred Security may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security.
Interest Rate Risk. Debt securities, such as bonds, are subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up. Many factors can cause interest rates to rise, including central bank monetary policy, rising inflation rates and general economic conditions. The prevailing historically low interest rate environment increases the risks associated with rising interest

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rates, including the potential for periods of volatility and increased redemptions. In addition, debt securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than debt securities with shorter durations. In response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates. These actions present heightened risks to debt instruments, and such risks could increase if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.
Floating Rate Risk. The Fund invests in floating-rate securities. A floating-rate security is an instrument in which the interest rate payable on the obligation fluctuates on a periodic basis based upon changes in an interest rate benchmark. As a result, the yield on such a security will generally decline in a falling interest rate environment, causing the Fund to experience a reduction in the income it receives from such securities.
Floating Rate LIBOR Risk. Certain of the floating-rate securities pay interest based on the London Inter-bank Offered Rate ("LIBOR"). Due to the uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be fully determined. The discontinuation of LIBOR could have adverse impacts on newly issued and existing financial instruments that reference LIBOR. While some instruments may provide for an alternative rate setting methodology in the event LIBOR is no longer available, not all instruments may have such provisions and there is uncertainty regarding the effectiveness of any alternative methodology. In addition, the discontinuation and/or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades.
Risk of Subordinated Obligations. Payments under some Preferred Securities may be structurally subordinated to all existing and future liabilities and obligations of each of the respective subsidiaries and associated companies of an issuer of Preferred Securities. Claims of creditors of such subsidiaries and associated companies will have priority as to the assets of such subsidiaries and associated companies over the issuer and its creditors, including the Fund, who seek to enforce the terms of Preferred Securities. Certain Preferred Securities do not contain any restrictions on the ability of the subsidiaries of the issuers to incur additional unsecured indebtedness.
Risk of Investing in REITs. Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. REITs generally invest directly in real estate, in mortgages or in some combination of the two. Operating REITs requires specialized management skills and the Fund indirectly bears management expenses along with the direct expenses of the Fund. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs may also be subject to heavy cash flow dependency, default by borrowers or tenants and self-liquidation. REITs also must satisfy specific requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), in order to qualify for tax-free pass-through income. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing the return to the Fund on its investment in such company. In addition, REITs, like exchange-traded funds (“ETFs”), have expenses, including management and administration fees, that are paid by their shareholders. As a result, shareholders will absorb their proportionate share of duplicate levels of fees when the Fund invests in REITs.
Risk of Investing in Small- and Medium-Capitalization Companies. Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. Returns on investments in securities of small- and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.
Risk of Investing in the Utilities Sector. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the utilities sector. The utilities sector comprises companies that provide basic amenities, such as electricity, water, sewage services, dams, and natural gas to residential, industrial, commercial, and government customers. Companies in the utilities sector may be adversely affected by changes in exchange rates, domestic and international competition, difficulty in raising adequate amounts of capital and governmental limitation on rates charged to customers.
Risk of Investing in the Real Estate Sector. Companies in the real estate sector include companies that invest in real estate, such as REITs and real estate management and development companies. The Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the real estate sector. Companies that invest in real estate are subject to the risks of owning real estate directly as well as to risks that relate specifically to the way that such companies operate, including management risk (such companies are dependent upon the management skills of a few key individuals and may have limited financial resources). Adverse economic, business or political developments affecting real estate could have a major effect on the values of the Fund’s investments. Investing in real estate is subject to such risks as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent, possible lack of availability of mortgage financing, market saturation, fluctuations in rental income and the value of underlying properties and extended vacancies of properties. Certain real estate securities have a relatively small market capitalization, which may tend to increase the volatility of the market price of these securities. Real estate securities have limited

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diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers or tenants.
Risk of Investing in the Information Technology Sector. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. An investment in the Fund may lose money.
Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.
Call Risk. The Fund may invest in callable Preferred Securities. If interest rates fall, it is possible that issuers of callable Preferred Securities will “call” (or prepay) their securities before their maturity date. If a call were exercised by the issuer during or following a period of declining interest rates, the Fund is likely to have to replace such called Preferred Security with a lower yielding security or securities with greater risks or other less favorable features. If that were to happen, it would decrease the Fund’s net investment income.
Index Tracking Risk. The Fund’s return may not match the return of the Preferred Securities Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Preferred Securities Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Preferred Securities Index, or (to the extent the Fund effects creations and redemptions for cash) raising cash to meet redemptions or deploying cash in connection with newly created Creation Units, which are not factored into the return of the Preferred Securities Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Preferred Securities Index. Errors in the Preferred Securities Index data, the Preferred Securities Index computations and/or the construction of the Preferred Securities Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Preferred Securities Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Shareholders should understand that any gains from the Preferred Securities Index provider's errors will be kept by the Fund and its shareholders and any losses or costs resulting from the Preferred Securities Index provider's errors will be borne by the Fund and its shareholders. When the Preferred Securities Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Preferred Securities Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Apart from scheduled rebalances, the Preferred Securities Index provider or its agents may carry out additional ad hoc rebalances to the Preferred Securities Index. Therefore, errors and additional ad hoc rebalances carried out by the Preferred Securities Index provider or its agents to the Preferred Securities Index may increase the costs to and the tracking error risk of the Fund. The Fund may not be fully invested at times, either as a result of cash flows into the Fund (if the Fund effects creations and redemptions for cash) or reserves of cash held by the Fund to pay expenses or meet redemptions. In addition, the Fund may not be able to invest in certain securities included in the Preferred Securities Index, or invest in them in the exact proportions in which they are represented in the Preferred Securities Index. The Fund’s performance may also deviate from the return of the Preferred Securities Index due to legal restrictions or limitations imposed by the governments of certain countries, certain listing standards of the Fund’s listing exchange (the “Exchange”), a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments, underlying securities and/or other assets based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Preferred Securities Index is based on securities’ closing prices (i.e., the value of the Preferred Securities Index is not based on fair value prices), the Fund’s ability to track the Preferred Securities Index may be adversely affected. When markets are volatile, the ability to sell securities at fair value prices may be adversely impacted and may result in additional trading costs and/or increase the index tracking risk. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Preferred Securities Index. In light of the factors discussed above, the

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Fund’s return may deviate significantly from the return of the Preferred Securities Index. Changes to the composition of the Preferred Securities Index in connection with a rebalancing or reconstitution of the Preferred Securities Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.
Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a greater discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
No Guarantee of Active Trading Market. While Shares are listed on the Exchange, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.
Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Preferred Securities Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Additionally, unusual market conditions may cause the Preferred Securities Index provider to postpone a scheduled rebalance or reconstitution, which could cause the Preferred Securities Index to vary from its normal or expected composition. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads on the Exchange and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.
Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.
Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Preferred Securities Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund is concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.
PERFORMANCE
The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year, ten year and/or since inception periods, as applicable, compared with the Fund’s benchmark index and

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a broad measure of market performance. Prior to June 1, 2021, the Fund sought to replicate as closely as possible, before fees and expenses, the price and yield performance of the Wells Fargo® Hybrid and Preferred Securities ex Financials Index (the “Prior Index”). Therefore, performance information prior to June 1, 2021 reflects the performance of the Fund tracking the Prior Index. All returns assume reinvestment of dividends and distributions. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.
Annual Total Returns (%)—Calendar Years
The year-to-date total return as of June 30, 2022 was -15.47%.

Best Quarter:	12.66%	2Q 2020
Worst Quarter:	-17.88%	1Q 2020
Average Annual Total Returns for the Periods Ended December 31, 2021
The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Since Inception (7/16/2012)
VanEck Preferred Securities ex Financials ETF (return before taxes)	12.21%	8.57%	6.82%
VanEck Preferred Securities ex Financials ETF (return after taxes on distributions)	10.03%	6.27%	4.53%
VanEck Preferred Securities ex Financials ETF (return after taxes on distributions and sale of Fund Shares)	7.41%	5.67%	4.30%
ICE Exchange-Listed Fixed & Adjustable Rate Non-Financial Preferred Securities Index (reflects no deduction for fees, expenses or taxes)*	11.98%	8.54%	6.89%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	28.71%	18.47%	16.52%

*Prior to June 1, 2021, the Fund sought to replicate as closely as possible, before fees and expenses, the price and yield performance of the Prior Index. Therefore, performance information prior to June 1, 2021 reflects the performance of the Fund seeking to replicate the Prior Index. Prior to June 1, 2021, index data reflects that of the Prior Index. From June 1, 2021, the index data will reflect that of the ICE Exchange-Listed Fixed & Adjustable Rate Non-Financial Preferred Securities Index.
See “License Agreements and Disclaimers” for important information.
PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Associates Corporation.

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Portfolio Manager. The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
Peter H. Liao	Portfolio Manager	July 2012

PURCHASE AND SALE OF FUND SHARES
For important information about the purchase and sale of Fund Shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary Information about Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” section of this Prospectus.

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SUMMARY INFORMATION ABOUT PURCHASES AND SALES OF FUND SHARES, TAXES AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
PURCHASE AND SALE OF FUND SHARES
Individual Shares of a Fund may only be purchased and sold in secondary market transactions through a broker or dealer at a market price. Shares of the Funds are listed on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Funds may trade at a price greater than NAV (i.e., a "premium") or less than NAV (i.e., a "discount").
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of a Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid/ask spread”).
Recent information, including information about each Fund’s NAV, market price, premiums and discounts, and bid/ask spreads, is included on the Fund’s website at www.vaneck.com.
TAX INFORMATION
Each Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of the Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENT STRATEGIES AND RISKS
PRINCIPAL INVESTMENT STRATEGIES
Each Fund, except for VanEck BDC Income ETF, VanEck Fallen Angel High Yield Bond ETF, VanEck Mortgage REIT Income ETF and VanEck Preferred Securities ex Financials ETF, uses a sampling approach in seeking to achieve its investment objective. Sampling means that the Adviser uses quantitative analysis to select a representative sample of securities that the Adviser believes collectively have an investment profile similar to each Fund’s Index. The Adviser seeks to select securities that will have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of a Fund’s Index. The quantity of holdings in a Fund will be based on a number of factors, including asset size of such Fund. The Adviser generally expects a Fund to hold less than the total number of securities in its Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective. In addition, from time to time, securities are added to or removed from the applicable Index. Each Fund may sell securities that are represented in its Index, or purchase securities that are not yet represented in its Index, in anticipation of their removal from or addition to such Index. Further, the Adviser may choose to underweight or overweight securities, purchase or sell securities not in an Index, or utilize various combinations of other available investment techniques, in seeking to track a Fund’s Index.
The Adviser anticipates that, generally, VanEck BDC Income ETF, VanEck Fallen Angel High Yield Bond ETF, VanEck Mortgage REIT Income ETF and VanEck Preferred Securities ex Financials ETF will hold or gain exposure to all of the securities that comprise each Fund’s respective Index in proportion to their weightings in such Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In these circumstances, VanEck BDC Income ETF, VanEck Fallen Angel High Yield Bond ETF, VanEck Mortgage REIT Income ETF and VanEck Preferred Securities ex Financials ETF may purchase a sample of securities in its Index. There also may be instances in which the Adviser may choose to underweight or overweight a security in a Fund’s Index, purchase securities not in the Fund’s Index that the Adviser believes are appropriate to substitute for certain securities in such Index or utilize various combinations of other available investment techniques in seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of the Fund’s Index. VanEck BDC Income ETF, VanEck Fallen Angel High Yield Bond ETF, VanEck Mortgage REIT Income ETF and VanEck Preferred Securities ex Financials ETF may sell securities that are represented in their Index in anticipation of their removal from the respective Index or purchase securities not represented in their Index in anticipation of their addition to the respective Index. VanEck BDC Income ETF, VanEck Fallen Angel High Yield Bond ETF, VanEck Mortgage REIT Income ETF and VanEck Preferred Securities ex Financials ETF may also, in order to comply with the tax diversification requirements of the Internal Revenue Code, temporarily invest in securities not included in its Index that are expected to be highly correlated with the securities included in its Index.
FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES
Each Fund’s investment objective and each of its other investment policies are non-fundamental policies that may be changed by the Board of Trustees of the Trust (the "Board of Trustees") without shareholder approval, except as noted in this Prospectus or the Statement of Additional Information (“SAI”) under the section entitled “Investment Policies and Restrictions—Investment Restrictions.”
RISKS OF INVESTING IN THE FUNDS
The following section provides additional information regarding the principal risks identified under “Principal Risks of Investing in the Fund” in each Fund’s “Summary Information” section followed by additional risk information. The risks listed below are applicable to each Fund unless otherwise noted.
Investors in a Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in a Fund involves a substantial degree of risk. An investment in a Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in a Fund, each of which could significantly and adversely affect the value of an investment in a Fund.
BBB-Rated Bond Risk. (VanEck Moody’s Analytics BBB Corporate Bond ETF only.) BBB-rated bonds are typically subject to greater risk of downgrade than other investment grade bonds. The risk of downgrade to below-investment grade will be heightened during an economic downturn or substantial period of rising interest rates. Any downgrade of such bonds would relegate such bonds from the investment grade universe to the high yield (or “junk” bond) universe, which could negatively affect their value.
Credit Risk. (All Funds except VanEck BDC Income ETF and VanEck Mortgage REIT Income ETF.) Debt securities, such as bonds, and Preferred Securities are subject to credit risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations and/or default completely on securities. Debt securities and Preferred Securities are subject to varying degrees of credit risk, depending on the issuer’s financial condition and on the terms of the securities, which may be reflected in credit ratings. There is a possibility that the credit rating of a debt security or a Preferred Security may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security. Lower credit quality may also affect liquidity and make it difficult for a Fund to sell the security.

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Interest Rate Risk. (All Funds except VanEck BDC Income ETF and VanEck Mortgage REIT Income ETF.) Debt securities, such as bonds and Preferred Securities are subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities and certain Preferred Securities go down. When the general level of interest rates goes down, the prices of most debt securities go up. Many factors can cause interest rates to rise, including central bank monetary policy, rising inflation rates and general economic conditions. The prevailing historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions.
In addition, debt securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than debt securities, such as bonds, with shorter durations. To the extent the Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates may cause the value of the Fund’s investments to decline significantly.
In addition, in response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates. These actions present heightened risks to debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.
High Yield Securities Risk. (VanEck Emerging Markets High Yield Bond ETF, VanEck Fallen Angel High Yield Bond ETF, VanEck Green Bond ETF, VanEck International High Yield Bond ETF and VanEck J.P. Morgan EM Local Currency Bond ETF only.) Securities rated below investment grade are commonly referred to as high yield securities or “junk bonds.” High yield securities are often issued by issuers that are restructuring, are smaller or less creditworthy than other issuers, or are more highly indebted than other issuers. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. The prices of high yield securities are likely to be more sensitive to adverse economic changes or individual issuer developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, high yield security issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, a Fund may incur additional expenses to seek recovery. The secondary market for securities that are high yield securities may be less liquid than the markets for higher quality securities, and high yield securities issued by non-corporate issuers may be less liquid than high yield securities issued by corporate issuers, which, in either instance, may have an adverse effect on the market prices of and a Fund’s ability to arrive at a fair value for certain securities. The illiquidity of the market also could make it difficult for a Fund to sell certain securities in connection with a rebalancing of its Index. In addition, periods of economic uncertainty and change may result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Fund’s NAV.
Hybrid Securities Risk. (VanEck Preferred Securities ex Financials ETF only.) Hybrid securities are typically subordinated to an issuer's senior debt instruments; therefore, they are subject to greater credit risk than those senior debt instruments. Many hybrid securities are subject to provisions permitting their issuers to skip or defer distributions under specified circumstances. Hybrid securities may have limited or no voting rights and may have substantially lower overall liquidity than many other securities.
Liquidity Risk. (VanEck Moody’s Analytics BBB Corporate Bond ETF and VanEck Moody's Analytics IG Corporate Bond ETF.) Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, market volatility, and rapid or unexpected changes in interest rates. Less liquid markets could lead to greater price volatility and limit the Fund’s ability to sell a holding at a suitable price.
Restricted Securities Risk. (VanEck Emerging Markets High Yield Bond ETF, VanEck Fallen Angel High Yield Bond ETF, VanEck Green Bond ETF, VanEck International High Yield Bond ETF, VanEck IG Floating Rate ETF, VanEck Moody’s Analytics BBB Corporate Bond ETF and VanEck Moody's IG Corporate Bond ETF.) Regulation S securities and Rule 144A securities are restricted securities. Restricted securities are securities that are not registered under the Securities Act. They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable. A Fund may not be able to purchase or sell a restricted security promptly or at a reasonable time or price. Although there may be a substantial institutional market for these securities, it is not possible to predict exactly how the market for such securities will develop or whether it will continue to exist. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. Restricted securities that are deemed illiquid will count towards a Fund’s limitation on illiquid securities. In addition, transaction costs may be higher for restricted securities than for more liquid securities. A Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.
Floating Rate Risk. (VanEck Green Bond ETF, VanEck IG Floating Rate ETF and VanEck Preferred Securities Ex Financials ETF only.) The Fund invests in floating-rate securities. A floating-rate security is an instrument in which the interest rate payable on the obligation fluctuates on a periodic basis based upon changes in an interest rate benchmark. As a result, the yield on such a security will generally decline in a falling interest rate environment, causing the Fund to experience a reduction in the income it receives from such securities.

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Floating Rate LIBOR Risk. (VanEck Green Bond ETF, VanEck IG Floating Rate ETF and VanEck Preferred Securities Ex Financials ETF only.) Certain of the floating-rate securities pay interest based on the London Inter-bank Offered Rate ("LIBOR"). Due to the uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be fully determined. The discontinuation of LIBOR could have adverse impacts on newly issued and existing financial instruments that reference LIBOR. While some instruments may provide for an alternative rate setting methodology in the event LIBOR is no longer available, not all instruments may have such provisions and there is uncertainty regarding the effectiveness of any alternative methodology. In addition, the discontinuation and/or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades.
Risk of Investing in Mortgage REITs. (VanEck Mortgage REIT Income ETF only.) Mortgage real estate investment trusts (“REITs”) are exposed to the risks specific to the real estate market as well as the risks that relate specifically to the way in which mortgage REITs are organized and operated. Mortgage REITs receive principal and interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are exposed to the credit risk of the borrowers. Credit risk refers to the possibility that the borrower will be unable and/or unwilling to make timely interest payments and/or repay the principal on the loan to the mortgage REIT when they are due. Mortgage REITs are also subject to risks of delinquency and foreclosure and risks of loss. In the event of any default of a mortgage loan, the mortgage REIT bears the risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the loan.
A mortgage REIT may invest in mortgage-backed securities issued or guaranteed by Fannie Mae, Freddie Mac or the Federal Home Loan Banks, which are not backed by the full faith and credit of the United States. Because these securities are not backed by the full faith and credit of the United States, there is a risk that the U.S. Government will not provide financial support to these agencies if it is not obligated to do so. The maximum potential liability of such entities may greatly exceed their current resources, and it is possible that they will not be able to meet their obligations in the future. Concerns about Freddie Mac’s and Fannie Mae’s solvency during the volatility and disruption that impacted the capital and credit markets during late 2008 and into 2009 led to Freddie Mac and Fannie Mae being placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”) and receiving a capital infusion from the U.S. Treasury. The value of the mortgage-backed securities issued or guaranteed by Freddie Mac or Fannie Mae held by a mortgage REIT may be affected by future actions taken by the FHFA, the U.S. Treasury or the U.S. Government with respect to these entities and market perceptions. In addition, the financials sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, increased government involvement in the financials sector, including measures such as mortgage loan modification and refinance programs, could affect the value of a mortgage REIT’s investments. The Dodd Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) imposes significant regulatory restrictions on the origination of residential mortgage loans and will impact the formation of new issuances of mortgage-backed securities. While the full impact of the Dodd-Frank Act and the role of the Consumer Financial Protection Bureau cannot be assessed until all implementing regulations are released, the Dodd-Frank Act’s extensive requirements may have a significant effect on the financial markets, and may affect the availability or terms of financing or terms of mortgage-backed securities, both of which may have an adverse effect on the value of a mortgage REIT’s investments. Recent developments in the credit markets may cause companies operating in the financials sector to incur large losses, experience declines in the value of their assets and even cease operations.
To the extent that a mortgage REIT invests in mortgage-backed securities offered by private issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the mortgage REIT may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers may be supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. However, there can be no assurance that the private insurers can or will meet their obligations under such policies. Unexpected high rates of default on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a mortgage REIT. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. To the extent that a mortgage REIT’s portfolio is exposed to lower-rated, unsecured or subordinated instruments, the risk of loss may increase, which may have a negative impact on the Fund. Mortgage REITs also are subject to the risk that the value of mortgaged properties may be less than the amounts owed on the properties. If a mortgage REIT is required to foreclose on a borrower, the amount recovered in connection with the foreclosure may be less than the amount owed to the mortgage REIT.
Mortgage REITs are subject to significant interest rate risk. Interest rate risk refers to fluctuations in the value of a mortgage REIT’s investment in fixed rate obligations resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the value of a mortgage REIT’s investment in fixed rate obligations goes down. In addition, rising interest rates generally reduce the demand for consumer credit, including mortgage loans, due to the higher cost of borrowing. This could cause the value of a mortgage REIT’s investments to decline. A mortgage REIT’s investment in adjustable rate obligations may react differently to interest rate changes than an investment in fixed rate obligations. As interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

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Mortgage REITs typically use leverage and many are highly leveraged, which exposes them to leverage risk and the risks generally associated with debt financing. Leverage risk refers to the risk that leverage created from borrowing may impair a mortgage REIT’s liquidity, cause it to liquidate positions at an unfavorable time, reduce dividends paid by the mortgage REIT and increase the volatility of the values of securities issued by the mortgage REIT. The use of leverage may not be advantageous to a mortgage REIT. The success of using leverage is dependent on whether the return earned on the investments made using the proceeds of leverage exceed the cost of using leverage. To the extent that a mortgage REIT incurs significant leverage, it may incur substantial losses if its borrowing costs increase. Borrowing costs may increase for any of the following reasons: short-term interest rates increase; the market value of a mortgage REIT’s assets decreases; interest rate volatility increases; or the availability of financing in the market decreases. During periods of adverse market conditions, downturns in the economy or deterioration in the conditions of the REIT’s mortgage-related assets the use of leverage may cause a mortgage REIT to lose more money than would have been the case if leverage was not used. To the extent that a mortgage REIT uses significant leverage, it may incur substantial losses if its borrowing costs increase.
Mortgage REITs are subject to prepayment risk, which is the risk that borrowers may prepay their mortgage loans at faster than expected rates. Prepayment rates generally increase when interest rates fall and decrease when interest rates rise. These faster than expected payments may adversely affect a mortgage REIT’s profitability. Prepayments can also occur when borrowers default on their mortgages and the mortgages are prepaid from the proceeds of a foreclosure sale of the property, or when borrowers sell the property and use the sale proceeds to prepay the mortgage as part of a physical relocation. Prepayment rates may be affected by conditions in the housing and financial markets, increasing defaults on residential mortgage loans, general economic conditions and the relative interest rates on loans.
REITs are subject to special U.S. federal tax requirements. Unlike corporations, REITs do not have to pay income taxes if they meet certain requirements set forth in the Internal Revenue Code. To qualify, a REIT must distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property. A REIT’s failure to comply with these requirements may subject it to U.S. federal income taxation. This may adversely affect the REIT’s performance as well as the Fund’s performance.
Mortgage REITs may be dependent upon the management skills of a few individuals and may have limited financial resources. The managers of mortgage REITs may employ hedging strategies designed to mitigate certain risks, including interest rate risk. Poorly designed strategies or improperly executed transactions could significantly increase the mortgage REIT’s risk and lead to material losses. Mortgage REITs are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and self-liquidation. In addition, transactions between mortgage REITs and their affiliates may be subject to conflicts of interest which may adversely affect a mortgage REIT’s shareholders.
Risk of Investing in REITs. (VanEck Preferred Securities ex Financials ETF only.) Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. REITs generally invest directly in real estate, in mortgages or in some combination of the two. Operating REITs requires specialized management skills and the Fund indirectly bears management expenses along with the direct expenses of the Fund. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs may also be subject to heavy cash flow dependency, default by borrowers or tenants and self-liquidation. REITs typically use leverage to acquire assets, which increases the risk of investing in REITs and can cause the values of the Fund’s investments in REITs to be more volatile and to decline if interest rates increase. REITs also must satisfy specific requirements of the Internal Revenue Code in order to qualify for tax-free pass-through income. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing the return to the Fund on its investment in such company. In addition, REITs, like mutual funds, have expenses, including management and administration fees, that are paid by their shareholders. As a result, shareholders will absorb their proportionate share of duplicate levels of fees when the Fund invests in REITs.
Section 199A allows a deduction of up to 20% on taxable ordinary dividends from REITs and certain other types of business income for non-corporate taxpayers through 2025. Treasury regulations permit a regulated investment company to pass through to its shareholders qualified REIT dividends eligible for the 20% deduction. VanEck Mortgage REIT Income ETF and VanEck Preferred Securities ex Financials ETF expect that some portion of their distributions may be taxable ordinary dividends from REITs.
Risk of Investing in the Real Estate Sector. (VanEck Preferred Securities Ex Financials ETF only.) Companies in the real estate sector include companies that invest in real estate, such as REITs and real estate management and development companies. A Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the real estate sector. Companies that invest in real estate are subject to the risks of owning real estate directly as well as to risks that relate specifically to the way that such companies operate, including management risk (such companies are dependent upon the management skills of a few key individuals and may have limited financial resources). Adverse economic, business or political developments affecting real estate could have a major effect on the values of a Fund’s investments. Investing in real estate is subject to such risks as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent, possible lack of availability of mortgage financing, market

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saturation, fluctuations in rental income and the value of underlying properties and extended vacancies of properties. Certain real estate securities have a relatively small market capitalization, which may tend to increase the volatility of the market price of these securities. Real estate securities have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers or tenants.
Risk of Subordinated Obligations. (VanEck Preferred Securities ex Financials ETF only.) Payments under some bonds may be structurally subordinated to all existing and future liabilities and obligations of each of the respective subsidiaries and associated companies of an issuer of the bond. Claims of creditors of such subsidiaries and associated companies will have priority as to the assets of such subsidiaries and associated companies over the issuer and its creditors, including the Fund, who seek to enforce the terms of the bond. Certain bonds do not contain any restrictions on the ability of the subsidiaries of the issuers to incur additional unsecured indebtedness.
Risk of Investing in “Green” Bonds. (VanEck Green Bond ETF only.) Investments in “green” bonds includes bonds whose proceeds are used principally for climate mitigation, climate adaptation or other environmentally beneficial projects, such as, but not limited to, the development of clean, sustainable or renewal energy sources, commercial and industrial energy efficiency, or conservation of natural resources. Investing in “green” bonds carries the risk that, under certain market conditions, the Fund may underperform as compared to funds that invest in a broader range of investments. In addition, some “green” investments may be dependent on government tax incentives and subsidies and on political support for certain environmental technologies and companies. Investing primarily in “green” investments may affect the Fund’s exposure to certain sectors or types of investments and will impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. The “green” sector may also have challenges such as a limited number of issuers and limited liquidity in the market. Additionally, there may also be a limited supply of bonds that merit “green” status, which may adversely affect the Fund.
Supranational Bond Risk. (VanEck Green Bond ETF only.) To the extent that the Fund invests in supranational bonds, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the supranational entities that issue such bonds. Certain securities in which the Fund may invest are obligations issued or backed by supranational entities, such as the European Investment Bank. Obligations of supranational organizations are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. If an issuer of supranational bonds defaults on payments of principal and/or interest, the Fund may have limited recourse against the issuer. A supranational entity’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its reserves, the relative size of the debt service burden to the entity as a whole and the political constraints to which a supranational entity may be subject. During periods of economic uncertainty, the market prices of supranational bonds, and the Fund’s NAV, may be more volatile than prices of corporate bonds, which may result in losses. Obligations of a supranational organization that are denominated in foreign currencies will also be subject to the risks associated with investment in foreign currencies.
Government-Related Bond Risk. (VanEck Green Bond ETF only.) Investments in government-related bonds involve special risks not present in corporate bonds. The governmental authority or government-related entity that controls the repayment of the bond may be unable or unwilling to make interest payments and/or repay the principal on its debt or to otherwise honor its obligations. If an issuer of government-related bonds defaults on payments of principal and/or interest, the Fund may have limited recourse against the issuer. A government-related debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government-related debtor’s policy toward international lenders, and the political constraints to which a government-related debtor may be subject. During periods of economic uncertainty, the market prices of government-related bonds, and the Fund’s NAV, may be more volatile than prices of corporate bonds, which may result in losses. In the past, certain governments of emerging market countries have declared themselves unable to meet their financial obligations on a timely basis, which has resulted in losses for holders of government-related bonds.
Sovereign Bond Risk. (VanEck J.P. Morgan EM Local Currency Bond ETF only.) Investment in sovereign bonds involves special risks not present in corporate bonds. The governmental authority that controls the repayment of the bond may be unable or unwilling to make interest payments and/or repay the principal on its debt or to otherwise honor its obligations. If an issuer of sovereign bonds defaults on payments of principal and/or interest, the Fund may have limited recourse against the issuer. During periods of economic uncertainty, the market prices of sovereign bonds, and the Fund’s NAV, may be more volatile than prices of corporate bonds, which may result in losses. In the past, certain governments of emerging market countries have declared themselves unable to meet their financial obligations on a timely basis, which has resulted in losses for holders of sovereign bonds.
Securitized/Asset-Backed Securities Risk. (VanEck Green Bond ETF only.) Investments in asset-backed securities, including collateralized mortgage obligations, are subject to the risk of significant credit downgrades, dramatic changes in liquidity, and defaults to a greater extent than many other types of fixed-income investments. During periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of asset-backed securities may extend, which may lock

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in a below-market interest rate, increase the security’s duration and interest rate sensitivity, and reduce the value of the security. The Fund may invest in asset-backed securities issued or backed by federal agencies or government sponsored enterprises or that are part of a government-sponsored program, which may subject the Fund to the risks noted above. The values of assets or collateral underlying asset-backed securities may decline and, therefore, may not be adequate to cover underlying obligations. Enforcing rights against the underlying assets or collateral may be difficult, and the underlying assets or collateral may be insufficient if the issuer defaults.
Sampling Risk. (All Funds except VanEck BDC Income ETF, VanEck Fallen Angel High Yield Bond ETF, VanEck Mortgage REIT Income ETF and VanEck Preferred Securities ex Financials ETF.) A Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in its respective Index. As a result, an adverse development respecting an issuer of securities held by a Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Index. Conversely, a positive development relating to an issuer of securities in an Index that is not held by the Fund could cause the Fund to underperform its respective Index. To the extent the assets in a Fund are smaller, these risks will be greater.
Call Risk. (VanEck Emerging Markets High Yield Bond ETF, VanEck Fallen Angel High Yield Bond ETF, VanEck Green Bond ETF, VanEck International High Yield Bond ETF, VanEck Moody's Analytics BBB Corporate Bond ETF, VanEck Moody's Analytics IG Corporate Bond ETF and VanEck Preferred Securities ex Financials ETF only.) A Fund may invest in callable securities. If interest rates fall, it is possible that issuers of callable securities will “call” (or prepay) their securities before their maturity date. If a call were exercised by the issuer during or following a period of declining interest rates, a Fund is likely to have to replace such called security with a lower yielding security or securities with greater risks or other less favorable features. If that were to happen, it would decrease a Fund’s net investment income. A Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.
Market Risk. The prices of the securities in the Funds are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. Overall securities values could decline generally or could underperform other investments. An investment in the Funds may lose money.
Operational Risk. Each Fund is exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures.
Risk of Investing in Foreign Securities. (All Funds except VanEck BDC Income ETF and VanEck Mortgage REIT Income ETF only.) Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. Certain foreign markets that have historically been considered relatively stable may become volatile in response to changed conditions or new developments. Increased interconnectivity of world economies and financial markets increases the possibility that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments. Because certain Funds may invest in securities denominated in foreign currencies and some of the income received by each Fund may be in foreign currency, changes in currency exchange rates may negatively impact the Fund's return. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries.
Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and therefore, not all material information may be available or reliable. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact a Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, each Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute shareholder communications.
Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trade patterns, trade barriers, and other protectionist or retaliatory measures. The United States and other nations or international organizations may impose economic sanctions or take other actions that may adversely affect issuers of specific countries. Economic sanctions could, among other things, effectively restrict or eliminate each Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make each Fund’s investments in such securities harder to value. These sanctions, any future sanctions or other actions, or even the threat of future sanctions or other actions, may negatively affect the value and liquidity of a Fund.

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Also, certain issuers located in foreign countries in which a Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. Each Fund, as an investor in such issuers, will be indirectly subject to those risks.
Risk of Investing in Emerging Market Issuers. (VanEck Emerging Markets High Yield Bond ETF, VanEck Green Bond ETF, VanEck International High Yield Bond ETF and VanEck J.P. Morgan EM Local Currency Bond ETF only.) Investment in securities of emerging market issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in a Fund. Such heightened risks may include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war, crime (including drug violence) and social instability as a result of religious, ethnic and/or socioeconomic unrest. Issuers in certain emerging market countries are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are issuers in more developed markets, and therefore, all material information may not be available or reliable. Emerging markets are also more likely than developed markets to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets may make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. In general, the less developed a country’s securities markets are, the greater the likelihood of custody problems. Additionally, each of the factors described below could have a negative impact on a Fund’s performance and increase the volatility of the Fund. The Adviser may be limited in its ability to assess an Index Provider’s due diligence process over Index data prior to its use in Index computation, construction and/or rebalancing. Additionally, each of the factors described below could have a negative impact on a Fund’s performance and increase the volatility of the Fund.
Securities Markets. Securities markets in emerging market countries are underdeveloped and are often considered to be less correlated to global economic cycles than those markets located in more developed countries. Securities markets in emerging market countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. These factors, coupled with restrictions on foreign investment and other factors, limit the supply of securities available for investment by a Fund. This will affect the rate at which a Fund is able to invest in emerging market countries, the purchase and sale prices for such securities and the timing of purchases and sales. Emerging markets can experience high rates of inflation, deflation and currency devaluation. The prices of certain securities listed on securities markets in emerging market countries have been subject to sharp fluctuations and sudden declines, and no assurance can be given as to the future performance of listed securities in general. Volatility of prices may be greater than in more developed securities markets. Moreover, securities markets in emerging market countries may be closed for extended periods of time or trading on securities markets may be suspended altogether due to political or civil unrest. Market volatility may also be heightened by the actions of a small number of investors. Brokerage firms in emerging market countries may be fewer in number and less established than brokerage firms in more developed markets. Since a Fund may need to effect securities transactions through these brokerage firms, the Fund is subject to the risk that these brokerage firms will not be able to fulfill their obligations to the Fund. This risk is magnified to the extent a Fund effects securities transactions through a single brokerage firm or a small number of brokerage firms. In addition, the infrastructure for the safe custody of securities and for purchasing and selling securities, settling trades, collecting dividends, initiating corporate actions, and following corporate activity is not as well developed in emerging market countries as is the case in certain more developed markets.
Political and Economic Risk. Certain emerging market countries have historically been subject to political instability and their prospects are tied to the continuation of economic and political liberalization in the region. Instability may result from factors such as government or military intervention in decision making, terrorism, civil unrest, extremism or hostilities between neighboring countries. Any of these factors, including an outbreak of hostilities could negatively impact a Fund’s returns. Limited political and democratic freedoms in emerging market countries might cause significant social unrest. These factors may have a significant adverse effect on an emerging market country’s economy.
Many emerging market countries may be heavily dependent upon international trade and, consequently, may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which it trades. They also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.
In addition, commodities (such as oil, gas and minerals) represent a significant percentage of certain emerging market countries’ exports and these economies are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of this region. In addition, most emerging market countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases,

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hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels. The political history of certain emerging market countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such events could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets in the region.
Also, from time to time, certain issuers located in emerging market countries in which a Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. Each Fund, as an investor in such issuers, will be indirectly subject to those risks.
A portion of the Fund’s investments may be in Russian securities and instruments. Investment in securities of Russian issuers involves risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory or punitive taxation, regional conflict, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the imposition of economic sanctions by other nations, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest. As a result of certain events, the United States and the European Union have in the past imposed and may in the future impose, sanctions on certain Russian entities and individuals and certain sectors of Russia’s economy, which may result in, among other things, the devaluation of Russian currency, a downgrade in the country’s credit rating, and/or a decline in the value and liquidity of Russian securities, property or interests. The United States and other nations or international organizations may impose additional economic sanctions or take other actions that may adversely affect Russian-related issuers, including companies in various sectors of the Russian economy, including, but not limited to, the financials, energy, metals and mining, engineering, and defense and defense-related materials sectors. These sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of the Fund’s portfolio. For example, the Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require the Fund to freeze its existing investments in Russian companies, prohibiting the Fund from buying, selling or otherwise transacting in these investments. Russia has undertaken and may undertake additional countermeasures or retaliatory actions which may further impair the value and liquidity of the Fund’s portfolio and potentially disrupt its operations. Such events or any future events may have an adverse impact on the economies and debts of other emerging markets as well.
The economies of one or more countries in which a Fund may invest may be in various states of transition from a planned economy to a more market oriented economy. The economies of such countries differ from the economies of most developed countries in many respects, including levels of government involvement, states of development, growth rates, control of foreign exchange and allocation of resources. Economic growth in these economies may be uneven both geographically and among various sectors of their economies and may also be accompanied by periods of high inflation. Political changes, social instability and adverse diplomatic developments in these countries could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by the underlying issuers of securities included in a Fund’s Index. There is no guarantee that the governments of these countries will not revert back to some form of planned or non-market oriented economy, and such governments continue to be active participants in many economic sectors through ownership positions and regulation. The allocation of resources in such countries is subject to a high level of government control. Such countries’ governments may strictly regulate the payment of foreign currency denominated obligations and set monetary policy. Through their policies, these governments may provide preferential treatment to particular industries or companies. The policies set by the government of one of these countries could have a substantial effect on that country’s economy.
Investment and Repatriation Restrictions. The government in an emerging market country may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in such emerging market countries. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in emerging market countries and may inhibit a Fund’s ability to track its Index. In addition, a Fund may not be able to buy or sell securities or receive full value for such securities. Moreover, certain emerging market countries may require governmental approval or special licenses prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer; may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of such emerging market countries; and/or may impose additional taxes on foreign investors. A delay in obtaining a required government approval or a license would delay investments in those emerging market countries, and, as a result, a Fund may not be able to invest in certain securities while approval is pending. The government of certain emerging market countries may also withdraw or decline to renew a license that enables a Fund to invest in such country. These factors make investing in issuers

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located or operating in emerging market countries significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of a Fund’s Shares.
Additionally, investments in issuers located in certain emerging market countries may be subject to a greater degree of risk associated with governmental approval in connection with the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. Moreover, there is the risk that if the balance of payments in an emerging market country declines, the government of such country may impose temporary restrictions on foreign capital remittances. Consequently, a Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Furthermore, investments in emerging market countries may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.
Available Disclosure About Emerging Market Issuers. Issuers located or operating in emerging market countries are not subject to the same rules and regulations as issuers located or operating in more developed countries. Therefore, there may be less financial and other information publicly available with regard to issuers located or operating in emerging market countries and such issuers are not subject to the uniform accounting, auditing and financial reporting standards applicable to issuers located or operating in more developed countries.
Foreign Currency Considerations. A Fund’s assets that are invested in fixed income securities of issuers in emerging market countries will generally be denominated in foreign currencies, and the proceeds received by the Fund from these investments will be principally in foreign currencies. The value of an emerging market country’s currency may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. The economies of certain emerging market countries can be significantly affected by currency devaluations. Certain emerging market countries may also have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors.
A Fund’s exposure to an emerging market country’s currency and changes in value of such foreign currencies versus the U.S. dollar may reduce the Fund’s investment performance and the value of your investment in the Fund. Meanwhile, a Fund will compute and expects to distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the respective emerging market country’s currency falls relative to the U.S. dollar between the earning of the income and the time at which a Fund converts the relevant emerging market country’s currency to U.S. dollars, the Fund may be required to liquidate certain positions in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements under the Internal Revenue Code. The liquidation of investments, if required, could be at disadvantageous prices or otherwise have an adverse impact on a Fund’s performance.
Certain emerging market countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many such currencies and it would, as a result, be difficult for a Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies. Furthermore, if permitted, a Fund may incur costs in connection with conversions between U.S. dollars and an emerging market country’s currency. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.
Operational and Settlement Risk. In addition to having less developed securities markets, emerging market countries have less developed custody and settlement practices than certain developed countries. Rules adopted under the 1940 Act permit a Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Banks in emerging market countries that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain emerging market countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held in custody by a foreign sub-custodian in the event of the bankruptcy of the sub-custodian. Because settlement systems in emerging market countries may be less organized than in other developed markets, there may be a risk that settlement may be delayed and that cash or securities of a Fund may be in jeopardy because of failures of or defects in the systems. Under the laws in many emerging market countries, a Fund may be required to release local shares before receiving cash payment or may be required to make cash payment prior to receiving local shares, creating a risk that the Fund may surrender cash or securities without ever receiving securities or cash from the other party. Settlement systems in emerging market countries also have a higher risk of failed trades and back to back settlements may not be possible.

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A Fund may not be able to convert a foreign currency to U.S. dollars in time for the settlement of redemption requests. In the event of a redemption request from an AP, a Fund will be required to deliver U.S. dollars to the AP on the settlement date. In the event that a Fund is not able to convert the foreign currency to U.S. dollars in time for settlement, which may occur as a result of the delays described above, the Fund may be required to liquidate certain investments and/or borrow money in order to fund such redemption. The liquidation of investments, if required, could be at disadvantageous prices or otherwise have an adverse impact on a Fund’s performance (e.g., by causing the Fund to overweight foreign currency denominated holdings and underweight other holdings which were sold to fund redemptions). In addition, a Fund will incur interest expense on any borrowings and the borrowings will cause the Fund to be leveraged, which may magnify gains and losses on its investments.
Certain issuers in emerging market countries may utilize share blocking schemes. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer’s securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level for a period of time around a shareholder meeting. These restrictions have the effect of barring the purchase and sale of certain voting securities within a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders will be taken. Share blocking may prevent a Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The blocking period can last up to several weeks. The process for having a blocking restriction lifted can be quite onerous with the particular requirements varying widely by country. In addition, in certain countries, the block cannot be removed. As a result of the ramifications of voting ballots in markets that allow share blocking, the Adviser, on behalf of a Fund, reserves the right to abstain from voting proxies in those markets.
Corporate and Securities Laws. Securities laws in emerging market countries are relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and rights of bondholders. Accordingly, foreign investors may be adversely affected by new or amended laws and regulations. In addition, the systems of corporate governance to which emerging market issuers are subject may be less advanced than those systems to which issuers located in more developed countries are subject, and therefore, bondholders of issuers located in emerging market countries may not receive many of the protections available to bondholders of issuers located in more developed countries. In circumstances where adequate laws and bondholder rights exist, it may not be possible to obtain swift and equitable enforcement of the law. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change. A Fund has limited rights and few practical remedies in emerging markets and the ability of U.S. authorities to bring enforcement actions in emerging markets may be limited.
Foreign Currency Risk. (VanEck Emerging Markets High Yield Bond ETF, VanEck Fallen Angel High Yield Bond ETF, VanEck Green Bond ETF, VanEck International High Yield Bond ETF, VanEck IG Floating Rate ETF, and VanEck J.P. Morgan EM Local Currency Bond ETF only.) Because all or a portion of the income received by the Fund from its investments and/or the revenues received by the underlying issuers will generally be denominated in foreign currencies, the Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund, and the value of certain foreign currencies may be subject to a high degree of fluctuation. Moreover, a Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies.
Several factors may affect the price of euros and the British pound sterling, including the debt level and trade deficit of the EMU and the UK, inflation and interest rates of the EMU and the UK and investors’ expectations concerning inflation and interest rates and global or regional political, economic or financial events and situations. The European financial markets have experienced, and may continue to experience, volatility and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on or restructuring of government debt in several European countries. These events have adversely affected, and may in the future affect, the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries. In a referendum held on June 23, 2016, voters in the United Kingdom (“UK”) voted to leave the EU, creating economic and political uncertainty in its wake. On January 31, 2020, the UK officially withdrew from the EU and the UK entered a transition period which ended on December 31, 2020. On December 30, 2020, the EU and UK signed the EU-UK Trade and Cooperation Agreement ("TCA"), an agreement on the terms governing certain aspects of the EU's and the UK's relationship following the end of the transition period. Notwithstanding the TCA, following the transition period, there is likely to be considerable uncertainty as to the UK's post-transition framework. Significant uncertainty exists regarding the effects such withdrawal will have on the euro, European economies and the global markets. In addition, one or more countries may abandon the euro and the impact of these actions, especially if conducted in a disorderly manner, may have significant and far-reaching consequences on the euro.
The value of certain emerging market countries’ currencies may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, investors’ expectations concerning inflation and interest rates, the emerging market country’s debt levels and trade deficit, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. For example, certain emerging market countries have experienced economic challenges and liquidity issues with respect to their currency. The economies of certain emerging market countries can be significantly affected by currency devaluations. Certain

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emerging market countries may also have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system could lead to sudden and large adjustments in the currency, which in turn, may have a negative effect on a Fund and its investments.
Special Risk Considerations of Investing in African Issuers. (VanEck J.P. Morgan EM Local Currency Bond ETF only.) Investments in securities of African issuers, including issuers located outside of Africa that generate significant revenues from Africa, involve risks and special considerations not typically associated with investments in the U.S. securities markets. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, terrorism, infectious disease outbreaks, strained international relations related to border disputes, the impact on the economy as a result of civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest and, in certain countries, genocidal warfare. Unanticipated political or social developments may result in sudden and significant investment losses. Additionally, Africa is located in a part of the world that has historically been prone to natural disasters, such as droughts, and is economically sensitive to environmental events.
The securities markets in Africa are underdeveloped and are often considered to be less correlated to global economic cycles than those markets located in more developed countries or geographic regions. A subset of African emerging market countries are considered to be “frontier markets.” Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. In addition, there may be no single centralized securities exchange on which securities are traded. As a result, securities markets in Africa are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Additionally, certain countries in Africa generally have less developed capital markets than traditional emerging market countries and, consequently, the risks of investing in foreign securities are magnified in such countries. There may also be a high concentration of trading volume in a small number of issuers, investors and financial intermediaries representing a limited number of sectors or industries. Brokers may be fewer in number and less well capitalized than brokers in more developed regions. Moreover, trading on securities markets may be suspended altogether.
Certain economies in African countries depend to a significant degree upon exports of primary commodities such as agricultural products, gold, silver, copper, diamonds and oil. These economies therefore are vulnerable to changes in commodity prices, which in turn may be affected by a variety of factors. Additionally, certain issuers in which the Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. government and the United Nations. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or had dealings with, such countries. The Fund, as an investor in such issuers, will be indirectly subject to those risks.
Certain governments in Africa may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in those countries. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in countries in Africa. For example, there may be prohibitions or substantial restrictions on foreign investing in the capital markets of certain countries in Africa or in certain sectors or industries of such countries. Moreover, certain countries in Africa may require governmental approval or special licenses prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of those countries and/or impose additional taxes on foreign investors. A delay in obtaining a government approval or a license would delay investments in a particular country, and, as a result, the Fund may not be able to invest in certain securities while approval is pending. The government of a particular country may also withdraw or decline to renew a license that enables the Fund to invest in such country. Securities laws in many countries in Africa are relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Shareholders of issuers located in African countries may not receive many of the protections available to shareholders of issuers located in more developed countries. Even in circumstances where adequate laws and shareholder rights exist, it may not be possible to obtain swift and equitable enforcement of the law.
The governments of certain countries in Africa may exercise substantial influence over many aspects of the private sector and may own or control many companies. Future government actions could have a significant effect on the economic conditions in such countries, which could have a negative impact on private sector companies. There is also the possibility of diplomatic developments that could adversely affect investments in certain countries in Africa. Some countries in Africa may be affected by a greater degree of public corruption and crime.
Some investors have suffered losses due to the inability of the newly privatized entities to adjust quickly to a competitive environment or to changing regulatory and legal standards. Additionally, certain African countries, such as South Africa, are characterized by a two-tiered economy, with one rivaling developed countries and the other exhibiting many characteristics of developing countries. This accounts for an uneven distribution of wealth and income and high rates of unemployment. Although economic reforms have been enacted to promote growth and foreign investments, there can be no assurance that these programs will achieve the desired results.

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Investing in certain African countries involves risks of less uniformity in accounting and reporting requirements, less reliable securities valuation, and greater risk associated with custody of securities than investing in developed countries. Less information may be available about companies in which the Fund invests because many African companies are not subject to uniform accounting, auditing and financial reporting standards, or to other regulatory practices and requirements required of U.S. companies. These factors, among others, make investing in issuers located or operating in countries in Africa significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s Shares.
There may be a risk of loss due to the imposition of restrictions on repatriation of capital invested. In addition, certain African countries have currencies pegged to the U.S. dollar. If such currency pegs are abandoned, such abandonment could cause sudden and significant currency adjustments, which could impact the Fund’s investment returns in those countries. There may be limitations or delays in the convertibility or repatriation of certain African currencies, which would adversely affect the U.S. dollar value and/or liquidity of the Fund’s investments denominated in such African currencies, may impair the Fund’s ability to achieve its investment objective and/or may impede the Fund’s ability to satisfy redemption requests in a timely manner. For these or other reasons, the Fund could seek to suspend redemptions of Creation Units, including in the event that an emergency exists in which it is not reasonably practicable for the Fund to dispose of its securities or to determine its NAV. The Fund could also, among other things, limit or suspend creations of Creation Units. During the period that creations or redemptions are affected, the Fund’s shares could trade at a significant premium or discount to their NAV. In the case of a period during which creations are suspended, the Fund could experience substantial redemptions, which may exacerbate the discount to NAV at which the Fund’s shares trade, cause the Fund to experience increased transaction costs, and cause the Fund to make greater taxable distributions to shareholders of the Fund. When the Fund holds illiquid investments, its portfolio may be harder to value. Political and social unrest in certain regions of Africa may negatively affect the value of an investment in the Fund.
Special Risk Considerations of Investing in Asian Issuers. (VanEck Emerging Markets High Yield Bond ETF, VanEck Green Bond ETF and VanEck J.P. Morgan EM Local Currency Bond ETF only.) Investments in securities of Asian issuers involve risks and special considerations not typically associated with investments in the U.S. securities markets. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one Asian country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia, and any adverse effect on some or all of the Asian countries and regions in which the Fund invests. The securities markets in some Asian economies are relatively underdeveloped and may subject the Fund to higher action costs or greater uncertainty than investments in more developed securities markets. Such risks may adversely affect the value of the Fund’s investments.
Governments of many Asian countries have implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in their economies, reduce government control of the economy and develop market mechanisms. There can be no assurance these reforms will continue or that they will be effective. Despite recent reform and privatizations, significant regulation of investment and industry is still pervasive in many Asian countries and may restrict foreign ownership of domestic corporations and repatriation of assets, which may adversely affect the Fund’s investments. Governments in some Asian countries are authoritarian in nature, have been installed or removed as a result of military coups or have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection have led to social turmoil, violence and labor unrest in some countries. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. Investing in certain Asian countries involves risk of loss due to expropriation, nationalization, or confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In addition, several countries in Asia may be impacted by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics and pandemics.
Special Risk Considerations of Investing in Brazilian Issuers. (VanEck Emerging Markets High Yield Bond ETF only.) Investments in securities of Brazilian issuers, including issuers located outside of Brazil that generate significant revenues from Brazil, involve risks and special considerations not typically associated with investments in the U.S. securities markets. Such risks include, among others, a high level of price volatility in the Brazilian equity and currency markets, chronic structural public sector deficits, a rising unemployment rate and disparities of wealth. The Brazilian economy has been characterized by frequent, and occasionally drastic, interventions by the Brazilian government, including the imposition of wage and price controls, exchange controls, limiting imports, blocking access to bank accounts and other measures. The Brazilian government has often changed monetary, taxation, credit, trade and other policies to influence the core of Brazil’s economy. Additionally, Brazilian accounting, auditing and financial standards and requirements differ from those in the United States, and this may affect the tax consequences with respect to and valuation of investments in the Fund.
Actions taken by the Brazilian government concerning the economy may have significant effects on Brazilian companies and on market conditions and prices of Brazilian securities. Brazil’s economy may be subject to sluggish economic growth due to, among other things, weak consumer spending, political turmoil, high rates of inflation and low commodity prices. Brazil suffers from chronic structural public sector deficits. Additionally, the process of privatizing certain entities by the Brazilian government may cause privatized entities to suffer losses due to, among other things, the inability to adjust to a competitive environment.

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The market for Brazilian securities is directly influenced by the flow of international capital, and economic and market conditions of certain countries, especially emerging market countries. As a result, adverse economic conditions or developments in other emerging market countries have at times significantly affected the availability of credit in the Brazilian economy and resulted in considerable outflows of funds and declines in the amount of foreign currency invested in Brazil. In addition, currency devaluations and economic or political developments in any Central and South American country could have a significant adverse effect on the entire region, including Brazil.
Investments in Brazilian securities may be subject to certain restrictions on foreign investment. Brazilian law provides that whenever a serious imbalance in Brazil’s balance of payments exists or is anticipated, the Brazilian government may impose temporary restrictions on the remittance to foreign investors of the proceeds of their investment in Brazil and on the conversion of the Brazilian real into foreign currency. The likelihood of such restrictions may be affected by the extent of Brazil’s foreign currency revenues, the size of Brazil’s debt service burden relative to the economy as a whole, and political constraints to which Brazil may be subject. Brazilian investment and repatriation controls could also affect the Fund’s ability to operate and to qualify for the favorable tax treatment afforded to regulated investment companies for U.S. federal income tax purposes.
Brazil has historically experienced high rates of inflation and a high level of debt, each of which may constrain economic growth. Brazil suffers from high levels of corruption, crime and income disparity. The Brazilian economy and Brazilian companies may also be adversely affected by significant public health concerns and associated declines in tourism.
The Brazilian economy is heavily dependent upon commodity prices and international trade. The Brazilian securities markets are smaller, less liquid and more volatile than U.S. securities markets and the market for Brazilian securities is influenced by economic and market conditions of certain countries, especially emerging market countries in Central and South America. Unanticipated political or social developments may result in sudden and significant investment losses. An increase in prices for commodities, such as petroleum, the depreciation of the Brazilian real and future governmental measures seeking to maintain the value of the Brazilian real in relation to the U.S. dollar, may trigger increases in inflation in Brazil and may slow the rate of growth of the Brazilian economy. Conversely, appreciation of the Brazilian real relative to the U.S. dollar may lead to the deterioration of Brazil’s current account and balance of payments as well as limit the growth of exports. Because the Fund’s assets will be invested primarily in equity securities of Brazilian issuers, the income received by the Fund will be principally in Brazilian real. The Fund’s exposure to the Brazilian real and changes in value of the Brazilian real versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and Brazilian real.
Special Risk Considerations of Investing in Chinese Issuers. (VanEck Emerging Markets High Yield Bond ETF, VanEck Green Bond ETF and VanEck J.P. Morgan EM Local Currency Bond ETF only.) Investments in securities of Chinese issuers, including issuers outside of China involve certain risks and considerations not typically associated with investments in the U.S. securities markets. These risks include, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers resulting in a lack of liquidity and in price volatility, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers, (vii) higher rates of inflation, (viii) greater political, economic and social uncertainty, (ix) market volatility caused by any potential regional or territorial conflicts or natural disasters and (x) the risk of increased trade tariffs, embargoes, sanctions, investment restrictions and other trade limitations. In addition, the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, interest rates, allocation of resources and capital reinvestment, among others. The Chinese central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. Certain securities are, or may in the future become restricted, and the Fund may be forced to sell such restricted securities and incur a loss as a result. In addition, previously the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. The Chinese government may do so in the future as well, potentially having a significant adverse effect on economic conditions in China.
Special Risk Considerations of Investing in European Issuers. (VanEck Emerging Markets High Yield Bond ETF, VanEck Green Bond ETF, VanEck International High Yield Bond ETF, VanEck J.P. Morgan EM Local Currency Bond ETF, VanEck Moody’s Analytics BBB Corporate Bond ETF and VanEck Moody's Analytics IG Corporate Bond ETF only.) Investments in securities of European issuers involve risks and special considerations not typically associated with investments in the U.S. securities markets. The EMU of the EU requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and on major trading partners outside Europe. If any

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member country exits the EMU, the departing country would face the risks of currency devaluation and its trading partners and banks and others around the world that hold the departing country’s debt would face the risk of significant losses. The European financial markets have previously experienced, and may continue to experience, volatility and have been adversely affected, and may in the future be affected, by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on or restructuring of government debt in several European countries. These events have adversely affected, and may in the future affect, the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries. In a referendum held on June 23, 2016, voters in the UK voted to leave the EU, creating economic and political uncertainty in its wake. On January 31, 2020, the UK officially withdrew from the EU and the UK entered a transition period which ended on December 31, 2020. On December 30, 2020, the EU and UK signed the EU-UK Trade and Cooperation Agreement ("TCA"), an agreement on the terms governing certain aspects of the EU’s and the UK’s relationship following the end of the transition period. Notwithstanding the TCA, following the transition period, there is likely to be considerable uncertainty as to the UK’s post-transition framework.
Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. The governments of EU countries may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents, outbreaks of war or ongoing regional armed conflict throughout Europe also could impact financial markets.
Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.
Special Risk Considerations of Investing in Latin American Issuers. (VanEck Emerging Markets High Yield Bond ETF and VanEck J.P. Morgan EM Local Currency Bond ETF only.) Investments in securities of Latin American issuers involve special considerations not typically associated with investments in securities of issuers located in the United States. The economies of certain Latin American countries have, at times, experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports and many economies in this region are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of this region.
Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many Latin American countries has lessened, there is no guarantee it will remain at lower levels.
The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such events could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and could result in significant disruption in securities markets in the region.
The economies of Latin American countries are generally considered emerging markets and can be significantly affected by currency devaluations. Certain Latin American countries may also have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many Latin American currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies.
Finally, a number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and a rescheduling of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.
Risk of Investing in BDCs. (VanEck BDC Income ETF only.) BDCs generally invest in less mature U.S. private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly-traded companies. While the BDCs that comprise the BDC Index are expected to generate income in the form of dividends, certain BDCs during certain periods of time may not generate such income. The Fund will indirectly bear its proportionate share of any management fees and other operating expenses incurred by the BDCs and of any performance-based or incentive fees payable by the BDCs in which it invests, in addition to the expenses paid by the Fund. A BDC’s incentive fee may be very high, vary from year to year and be payable even if the value of the BDC’s portfolio declines in a given time period. Incentive fees may create an incentive for a BDC’s manager to make investments that are risky or more speculative than would be the case in the absence of such compensation arrangements, and may also encourage the BDC’s manager to use leverage to increase the return on the BDC’s investments. Any

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incentive fee payable by a BDC that relates to its net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest income, it is possible that accrued interest income previously included in the calculation of the incentive fee will become uncollectible. A BDC’s manager may not be obligated to reimburse the BDC’s shareholder for any part of the incentive fee it received that was based on accrued interest income that was never received as a result of a subsequent default, and such circumstances would result in the BDC’s shareholders (including the Fund) paying an incentive fee on income that was never received by the BDC. Such incentive fees may also create an incentive for a BDC’s manager to make investments in securities with deferred interest features. The use of leverage by BDCs magnifies gains and losses on amounts invested and increases the risks associated with investing in BDCs. A BDC may make investments with a larger amount of risk of volatility and loss of principal than other investment options and may also be highly speculative and aggressive.
The 1940 Act imposes certain constraints upon the operations of a BDC. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of U.S. private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. Generally, little public information exists for private and thinly traded companies and there is a risk that investors and the Index Provider (as defined herein) may not be able to make a fully informed evaluation of a BDC and its portfolio of investments. With respect to investments in debt instruments, there is a risk that the issuers of such instruments may default on their payments or declare bankruptcy. Additionally, a BDC may only incur indebtedness in amounts such that the BDC’s asset coverage ratio of total assets to total senior securities equals at least 150% after such incurrence. These limitations on asset mix and leverage may affect the way that the BDC raises capital. BDCs compete with other entities for the types of investments they make, and such entities are not necessarily subject to the same investment constraints as BDCs.
Investments made by BDCs are generally subject to legal and other restrictions on resale and are otherwise less liquid than publicly-traded securities. The illiquidity of these investments may make it difficult to sell such investments if the need arises, and if there is a need for a BDC in which the Fund invests to liquidate its portfolio quickly, it may realize a loss on its investments. BDCs may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be disproportionately impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment. Since BDCs rely on access to short-term money markets, longer-term capital markets and the bank markets as significant sources of liquidity, if BDCs are not able to access capital at competitive rates, their ability to implement certain financial strategies will be negatively impacted. Market disruptions, including a downturn in capital markets in general or a downgrade of the credit rating of a BDC held by the Fund, may increase the cost of borrowing to that BDC and adversely impact its returns. Credit downgrades may also result in requirements on a BDC to provide additional support in the form of letters of credit or cash or other collateral to various counterparties.
Certain BDCs may be difficult to value. Since many of the assets of BDCs do not have readily ascertainable market values, such assets are most often recorded at fair value, in good faith, in accordance with valuation procedures adopted by such companies. A fair value determination requires that judgment be applied to the specific facts and circumstances. Due to the absence of a readily ascertainable market value, and because of the inherent uncertainty of fair valuation, the fair value assigned to a BDC’s investments may differ significantly from the values that would be reflected if the assets were traded in an established market, potentially resulting in material differences between a BDC’s NAV per share and its market value.
Many BDCs invest in mezzanine and other debt securities of privately held companies, including senior secured loans. Mezzanine investments typically are structured as subordinated loans (with or without warrants) that carry a fixed rate of interest. Many debt investments in which a BDC may invest will not be rated by a credit rating agency and will be below investment grade quality. These investments are commonly referred to as “junk bonds” and have predominantly speculative characteristics with respect to an issuer’s capacity to make payments of interest and principal. Although lower grade securities are potentially higher yielding, they are also characterized by high risk. In addition, the secondary market for lower grade securities may be less liquid than that of higher rated securities. Issuers of lower rated securities have a currently identifiable vulnerability to default or may currently be in default. Lower-rated securities may react more strongly to real or perceived adverse economic and competitive industry conditions than higher grade securities. If the issuer of lower-rated securities defaults, a BDC may incur additional expenses to seek recovery.
Risk of Investing in Small- and Medium-Capitalization Companies. (VanEck BDC Income ETF, VanEck Mortgage REIT Income ETF and VanEck Preferred Securities ex Financials ETF only.) Each Fund may invest in small- and medium-capitalization companies and, therefore will be subject to certain risks associated with small- and medium- capitalization companies. These companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences, with little or no record of profitability. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies. Returns on investments in securities of small- and medium-capitalization companies could trail the returns on investments in securities of larger companies.

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Risk of Investing in the Basic Materials Sector. (VanEck Emerging Markets High Yield Bond ETF only.) The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.
Risk of Investing in the Consumer Discretionary Sector. (VanEck Fallen Angel High Yield Bond ETF and VanEck Moody's Analytics BBB Corporate Bond ET only.) The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the consumer discretionary sector. The consumer discretionary sector comprises companies whose businesses are sensitive to economic cycles, such as manufacturers of high-end apparel and automobile and leisure companies. Companies in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.
Risk of Investing in the Consumer Staples Sector. ( VanEck Moody's Analytics IG Corporate Bond ETF only.) The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the consumer staples sector. The consumer staples sector comprises companies whose businesses are less sensitive to economic cycles, such as manufacturers and distributors of food and beverages and producers of non-durable household goods and personal products. Companies in the consumer staples sector may be adversely affected by changes in the worldwide economy consumer spending, competition, demographics and consumer preferences, exploration and production spending. Companies in this sector are also affected by changes in government regulation, world events and economic conditions.
Risk of Investing in the Energy Sector. (VanEck Emerging Markets High Yield Bond ETF, VanEck Fallen Angel High Yield Bond ETF, VanEck International High Yield Bond ETF and VanEck Moody's Analytics IG Corporate Bond ETF only.) The Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the energy sector. Companies operating in the energy sector are subject to risks including, but not limited to, economic growth, worldwide demand, political instability in the regions that the companies operate, government regulation stipulating rates charged by utilities, interest rate sensitivity, oil price volatility, energy conservation, environmental policies, depletion of resources, and the cost of providing the specific utility services and other factors that they cannot control. Oil prices are subject to significant volatility, which has adversely impacted companies operating in the energy sector. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters.
The energy sector is cyclical and is highly dependent on commodity prices; prices and supplies of energy may fluctuate significantly over short and long periods of time due to, among other things, national and international political changes, Organization of Petroleum Exporting Countries (“OPEC”) policies, changes in relationships among OPEC members and between OPEC and oil-importing nations, the regulatory environment, taxation policies, and the economy of the key energy-consuming countries. Commodity prices have recently been subject to increased volatility and declines, which may negatively affect companies in which the Fund invests.
Companies in the energy sector may be adversely affected by terrorism, natural disasters or other catastrophes. Companies in the energy sector are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. Disruptions in the oil industry or shifts in fuel consumption may significantly impact companies in this sector. Significant oil and gas deposits are located in emerging markets countries where corruption and security may raise significant risks, in addition to the other risks of investing in emerging markets.
Companies in the energy sector may also be adversely affected by changes in exchange rates, tax treatment, government regulation and intervention, negative perception, efforts at energy conservation and world events in the regions in which the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). Because a significant portion of revenues of companies in this sector is derived from a relatively small number of customers that are largely comprised of governmental entities and utilities, governmental budget constraints may have a significant impact on the stock prices of companies in this sector. The energy sector is highly regulated. Entities operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Such regulation can change rapidly or over time in both scope and intensity. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may materially adversely affect the financial performance of companies in the energy sector.
A downturn in the energy sector of the economy, adverse political, legislative or regulatory developments or other events could have a larger impact on the Fund than on an investment company that does not invest a substantial portion of its assets in the energy sector. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole. The price of oil, natural gas and other fossil fuels may decline and/or experience significant volatility, which could adversely impact companies operating in the energy sector.

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Risk of Investing in the Financials Sector. (All Funds except VanEck J.P. Morgan EM Local Currency Bond ETF and VanEck Preferred Securities ex Financials ETF.) The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the financials sector. Companies in the financials sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financials sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit downgrades. In addition, the financials sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financials sector perceived as benefitting from government intervention in the past may be subject to future government- imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financials sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions.
Risk of Investing in the Information Technology Sector. (VanEck Fallen Angel High Yield Bond ETF, VanEck International High Yield Bond ETF, VanEck Moody's Analytics BBB Corporate Bond ETF, VanEck Moody's Analytics IG Corporate Bond ETF and VanEck Preferred Securities ex Financials ETF only.) The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies.
Risk of Investing in the Industrials Sector. (VanEck International High Yield Bond ETF only.) The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the industrials sector. The industrials sector comprises companies that produce capital goods used in construction and manufacturing, such as companies that make and sell machinery, equipment and supplies that are used to produce other goods. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates. The stock prices of companies in the industrials sector are affected by supply and demand both for their specific product or service and for industrial sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. In addition, the industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.
Risk of Investing in the Utilities Sector. (VanEck Green Bond ETF and VanEck Preferred Securities ex Financials ETF only.) The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the utilities sector. The utilities sector comprises companies that provide basic amenities, such as electricity, water, sewage services, dams, and natural gas to residential, industrial, commercial, and government customers. Issuers in the utilities sector are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, and the effects of effects of economic slowdowns and surplus capacity. Companies in the utilities sector are subject to extensive regulation, including governmental regulation of rates charged to customers, and may face difficulty in obtaining regulatory approval of new technologies. The effects of a U.S. national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes, may adversely affect companies in the utilities sector. Certain companies in the utilities sector may be inexperienced and may suffer potential losses resulting from a developing deregulatory environment. Technological innovations may render existing plants, equipment or products obsolete. Companies in the utilities sector may face increased competition from other providers of utility services. The potential impact of terrorist activities on companies in the utilities sector and its customers and the impact of natural or man-made disasters may adversely affect the utilities sector. Issuers in the utilities sector also may be subject to regulation by various governmental authorities and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.
Equity Securities Risk. (VanEck BDC Income ETF and VanEck Mortgage REIT Income ETF only.) The value of the equity securities held by a Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may result in a decline in the value of equity securities of an issuer held by the Fund; the price of the equity securities of an issuer may be particularly sensitive to general movements in the securities markets; or a drop in the securities markets may depress the price of most or all of the equities securities held by the Fund. In addition, the equity securities of an issuer in a Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority in right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or

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debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns, although under certain market conditions fixed income securities may have comparable or greater price volatility. A change in the financial condition, market perception or the credit rating of an issuer of securities included in a Fund’s Index may cause the value of its securities to decline.
Issuer-Specific Changes Risk. (VanEck BDC Income ETF, VanEck J.P. Morgan EM Local Currency Bond ETF and VanEck Mortgage REIT Income ETF only.) The value of individual securities or particular types of securities in a Fund’s portfolio can be more volatile than the market as a whole and can perform differently from the value of the market as a whole, which may have a greater impact if the Fund’s portfolio is concentrated in a country, group of countries, region, market, industry, group of industries, sector or asset class. The value of securities of smaller issuers can be more volatile than that of larger issuers. A change in the financial condition, market perception or credit rating of an issuer of securities included in a Fund’s Index may cause the value of its securities to decline.
Risk of Investment Restrictions. (VanEck BDC Income ETF only.) The Fund is subject to certain provisions of the 1940 Act that limit the amount that the Fund and its affiliates, in the aggregate, can invest in the outstanding voting securities of any one BDC. However, an SEC rule applicable to the Fund permits it to invest in BDCs in excess of this limitation if certain conditions are met. The Fund and its affiliates may not acquire “control” of an unaffiliated BDC, which is presumed once ownership of a BDC’s outstanding voting securities exceeds 25%. This limitation could inhibit the Fund’s ability to purchase one or more BDCs in the BDC Index in the proportions represented in the BDC Index. In these circumstances, the Fund would be required to use sampling techniques, which could increase the risk of tracking error.
Preferred Securities Risk. (VanEck Preferred Securities ex Financials ETF only.) Preferred Securities are essentially contractual obligations that entail rights to distributions declared by the issuer’s board of directors but may permit the issuer to defer or suspend distributions for a certain period of time. Preferred Securities, which generally pay fixed or adjustable rate dividends or interest to investors, have preference over common stock in the payment of dividends or interest and the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its Preferred Securities before paying any dividends on its common stock. On the other hand, preferred securities are junior to the company’s debt, including both senior and subordinated debt. Because of their subordinated position in the capital structure of an issuer, the ability to defer dividend or interest payments for extended periods of time without triggering an event of default for the issuer, and certain other features, Preferred Securities are often treated as equity-like instruments by both issuers and investors, as their quality and value are heavily dependent on the profitability and cash flows of the issuer rather than on any legal claims to specific assets.
If the Fund owns a Preferred Security whose issuer has deferred or suspended distributions, the Fund may be required to account for the distribution that has been deferred or suspended for tax purposes, even though it may not have received this income in cash. Further, Preferred Securities may lose substantial value if distributions are deferred, suspended or not declared. Preferred Securities may also permit the issuer to convert Preferred Securities into the issuer’s common stock. Preferred Securities that are convertible into common stock may decline in value if the common stock to which Preferred Securities may be converted declines in value. Preferred Securities may be less liquid than such securities as common stocks and do not convey the same rights as common stock to the holder of Preferred Securities, such as voting rights (except in certain situations relating to distributions of preferred dividends). Preferred Securities are subject to greater credit risk than traditional fixed income securities because the rights of holders of Preferred Securities are subordinated to the rights of the bond and debtholders of an issuer. If an issuer of Preferred Securities encounters financial difficulties, the issuer’s board of directors may not declare a distribution and the value of Preferred Securities may decline as a result. The board of directors of an issuer of Preferred Securities may not declare distributions even if such payments have come due.
Convertible Securities Risk. (VanEck Preferred Securities ex Financials ETF only.) Convertible securities are subject to risks associated with both fixed income securities and common stocks. Depending on the convertible security’s conversion value, the price of a convertible security will be influenced by interest rates (i.e., its price generally will increase when interest rates fall and decrease when interest rates rise) or will tend to fluctuate directly with the price of the equity security into which the security can be converted. Convertible securities are usually subordinated to comparable nonconvertible securities. Moreover, many convertible securities have credit ratings that are below investment grade and are subject to the same risks as lower-rated debt securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.
Index Tracking Risk. Each Fund’s return may not match the return of its Index for a number of reasons. For example, a Fund incurs a number of operating expenses, including taxes, not applicable to its Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Index and (to the extent creations and redemptions are effected in cash) raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein), which are not factored into the return of its Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an AP. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required

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levels in order to track its Index. Unusual market conditions may cause the Fund's Index Provider to postpone a scheduled rebalance, which could cause the Index to vary from its normal or expected composition. There is no assurance that the Fund’s Index Provider (defined herein) or any agents that may act on its behalf will compile the Fund’s Index accurately, or that the Index will be determined, composed or calculated accurately. Errors in respect of the quality, accuracy and completeness of the data used to compile the Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Therefore, gains, losses or costs associated with errors of the Index Provider or its agents will generally be borne by the Fund and its shareholders. For example, during a period where the Fund’s Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Such errors may negatively or positively impact the Fund and its shareholders. Any gains due to the Index Provider’s or others’ errors will be kept by the Fund and its shareholders and any losses resulting from the Index Provider’s or others’ errors will be borne by the Fund and its shareholders. When a Fund’s Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and its respective Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the applicable Fund and its shareholders. In addition, each Fund’s (except for VanEck BDC Income ETF, VanEck Fallen Angel High Yield Bond ETF, VanEck Mortgage REIT Income ETF and VanEck Preferred Securities ex Financials ETF) use of a representative sampling approach may cause the Fund’s returns to not be as closely correlated with the return of its Index as would be the case if the Fund purchased all of the securities in its Index. Each Fund may not be fully invested at times either as a result of cash flows into the Fund (to the extent creations and redemptions are effected in cash) or reserves of cash held by the Fund to pay expenses and (to the extent creations and redemptions are effected in cash) meet redemptions. In addition, a Fund may not be able to invest in certain securities included in its Index, or invest in them in the exact proportions in which they are represented in its Index, due to legal restrictions or limitations imposed by the governments of certain countries, certain Exchange listing standards, a lack of liquidity in markets in which securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). A lack of liquidity may be due to various events, including markets events, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund's performance. Moreover, a Fund may be delayed in purchasing or selling securities included in its Index. When markets are volatile, the ability to sell securities at fair value prices may be adversely impacted and may result in additional trading costs and/or increase the index tracking risk. Certain Funds may encounter issues with regard to currency convertibility (including the cost of borrowing funds, if any) or repatriation, which may also increase index tracking risk. Certain Funds may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, a Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of its Index. With respect to VanEck Green Bond ETF, the performance of a “green” bond issuer may cause its securities to no longer merit “green” status, and such securities would no longer be eligible for inclusion in the Index. This could cause the Fund to temporarily hold securities that are not in the Index, which may adversely affect the Fund and its investments and may increase the risk of Index tracking error. Additionally, there may also be a limited supply of bonds that merit “green” status, which may increase the risk of index tracking error.
Certain Funds may accept cash in connection with a purchase of Creation Units or effect its redemptions in cash rather than in-kind and, as a result, the Fund’s ability to match the return of its Index will be affected.
Certain Funds may fair value certain of the foreign securities and/or underlying currencies or other assets it holds, except those securities primarily traded on exchanges that close at the same time the Fund calculates its NAV. To the extent a Fund calculates its NAV based on fair value prices and the value of its Index is based on securities’ closing prices on local foreign markets (i.e., the value of its Index is not based on fair value prices) or if the Fund otherwise calculates its NAV based on prices that differ from those used in calculating its Index, the Fund’s ability to track its Index may be adversely affected. The need to comply with the tax diversification and other requirements of the Internal Revenue Code may also impact the Fund’s ability to replicate the performance of its Index. In addition, if a Fund utilizes depositary receipts not included in its respective Index and other derivative instruments, its return may not correlate as well with the return of its Index as would be the case if the Fund purchased all the securities in its Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error. VanEck Emerging Markets High Yield Bond ETF, VanEck International High Yield Bond ETF and VanEck J.P. Morgan EM Local Currency Bond ETF may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. In light of the factors discussed above, each Fund’s return may deviate significantly from the return of its Index.
Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Index in order, for example, to correct an error in the selection of index constituents. When the Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Index may increase the costs to and the tracking error risk of the Fund. Index tracking risk may be heightened during times of increased market volatility or other unusual market conditions. Changes to the composition of a Fund’s Index in connection with a rebalancing or reconstitution of the Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.

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Risk of Cash Transactions. Unlike other ETFs, VanEck J.P. Morgan EM Local Currency Bond ETF effects its creations and redemptions at least partially for cash, rather than wholly for in-kind securities. Because the Fund currently intends to effect all or a portion of redemptions for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which involves transaction costs that the Fund may not have incurred had it effected redemptions entirely in-kind. These costs may include brokerage costs or taxable losses or gains, which may be imposed on the Fund and decrease the Fund’s NAV to the extent such costs are not offset by a transaction fee payable by an Authorized Participant (“AP”). If the Fund recognizes a gain on these sales, this generally will cause the Fund to recognize a gain it might not otherwise have recognized if it was to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on these gains at the Fund level and otherwise comply with the special tax rules that apply to them. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF. Additionally, transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable transaction fees and taxes.
Passive Management Risk. Unlike many investment companies, the Funds are not “actively” managed. Therefore, unless a specific security is removed from a Fund’s respective Index, a Fund generally would not sell a security because the security’s issuer is in financial trouble. If a specific security is removed from a Fund’s respective Index, a Fund may be forced to sell such security at an inopportune time or for prices other than at current market values. An investment in a Fund involves risks similar to those of investing in any Fund that invests in bonds or equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. A Fund’s respective Index may not contain the appropriate or a diversified mix of securities for any particular economic cycle. The timing of changes in the securities of a Fund’s portfolio in seeking to replicate its Index could have a negative effect on the Fund. Unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. Additionally, unusual market conditions may cause a Fund’s Index Provider to postpone a scheduled rebalance or reconstitution, which could cause a Fund’s Index to vary from its normal or expected composition. This means that, based on market and economic conditions, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Data Risk. Each of the BBB Index and US IG Index providers rely heavily on credit risk metrics and other data provided by Moody's Analytics (“Data”). Data is used by BBB Index and US IG Index providers to construct the BBB Index and the US IG Index. If the Data proves to be incorrect or incomplete, any decisions made in reliance thereon may expose the Fund to potential risks.
Authorized Participant (“AP”) Concentration Risk. A Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a greater discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
No Guarantee of Active Trading Market. While Shares are listed on the Exchange, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in a Fund’s market price from its NAV. Van Eck Securities Corporation, the distributor of the Shares (the “Distributor”), does not maintain a secondary market in the Shares. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming directly with a Fund.
Decisions by market makers or APs to reduce their role or “step away” from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of a Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund Shares trading at a price which differs materially from NAV and also in greater than normal intraday bid/ask spreads for Fund Shares.
Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on an Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange's “circuit breaker” rules. If a trading halt or unanticipated early close of an Exchange occurs, a shareholder may be unable to purchase or sell Shares of a Fund. There can be no assurance that the requirements of an Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.

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Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of a Fund’s holdings. The NAV of the Shares will fluctuate with changes in the market value of a Fund’s securities holdings. The market price of Shares may fluctuate, in some cases materially, in accordance with changes in NAV and the intraday value of a Fund’s holdings, as well as supply and demand on the Exchange. The Adviser cannot predict whether Shares will trade below, at or above their NAV. Given the fact that Shares can be created and redeemed by APs in Creation Units (defined herein), the Adviser believes that large discounts or premiums to the NAV of Shares should not be sustained in the long-term. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the value of a Fund’s holdings, market prices are not expected to correlate exactly to the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. The price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares may be closely related to, but not necessarily identical to, the same forces influencing the prices of the securities of a Fund’s portfolio of investments trading individually or in the aggregate at any point in time. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. Any of these factors, discussed above and further below, may lead to the Shares trading at a premium or discount to a Fund’s NAV. In addition, because certain of a Fund’s underlying securities trade on exchanges that are closed when the Exchange (i.e., the exchange that Shares of the Fund trade on) is open, there are likely to be deviations between the expected value of an underlying security and the closing security’s price (i.e., the last quote from its closed foreign market) resulting in premiums or discounts to NAV that may be greater than those experienced by other ETFs. In addition, the securities held by a Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.
When you buy or sell Shares of a Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a bid/ask spread charged by the market makers or other participants that trade the particular security. The spread of a Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of a Fund’s holdings may be halted, the bid/ask spread may increase significantly. This means that Shares may trade at a discount to the Fund’s NAV, and the discount is likely to be greatest during significant market volatility.
Non-Diversified Risk. Each Fund is a separate investment portfolio of the VanEck ETF Trust (the "Trust"), which is an open-end investment company registered under the 1940 Act. Each Fund, except for VanEck BDC Income ETF, VanEck Emerging Markets High Yield Bond ETF, VanEck Fallen Angel High Yield Bond ETF, VanEck Green Bond ETF and VanEck International High Yield Bond ETF, is classified as a “non-diversified” fund under the 1940 Act. Moreover, each Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on a Fund’s NAV and may make the Fund more volatile than more diversified funds. VanEck J.P. Morgan EM Local Currency Bond ETF and VanEck Mortgage REIT Income ETF may be particularly vulnerable to this risk because the Index is comprised of securities of a limited number of companies.
Non-Diversification Risk. The VanEck Fallen Angel High Yield Bond ETF may become classified as non-diversified under the 1940 Act solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Fallen Angel Index. If the Fund becomes non-diversified, it may invest a greater portion of its assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.
Concentration Risk. Each Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent that its respective Index concentrates in a particular sector or sectors or industry or group of industries. The securities of many or all of the companies in the same sector or industry may decline in value due to developments adversely affecting such sector or industry. By concentrating its assets in a particular sector or sectors or industry or group of industries, a Fund is subject to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.
ADDITIONAL NON-PRINCIPAL INVESTMENT STRATEGIES
Each Fund may invest in securities not included in its respective Index, money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on

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which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index and/or certain derivatives, which the Adviser believes will help a Fund track its Index. VanEck Green Bond ETF will not use derivatives for purposes of meeting the requirement that the Fund invest at least 80% of its total assets in securities that comprise the Fund’s benchmark index. Convertible securities and depositary receipts not included in a Fund’s Index may be used by certain Funds in seeking performance that corresponds to its respective Index, and in managing cash flows, and may count towards compliance with a Fund’s 80% policy. Certain Funds may also utilize participation notes to seek performance that corresponds to their Index. Each Fund may also invest, to the extent permitted by the 1940 Act and SEC regulations thereunder in other affiliated and unaffiliated funds, such as open-end or closed-end management investment companies, including other ETFs.
BORROWING MONEY
Each Fund may borrow money from a bank up to a limit of one-third of the market value of its assets. Each Fund has entered into a credit facility to borrow money for temporary, emergency or other purposes, including the funding of shareholder redemption requests, trade settlements and as necessary to distribute to shareholders any income required to maintain the Fund’s status as a regulated investment company. To the extent that a Fund borrows money, it may be leveraged; at such times, the Fund will appreciate or depreciate in value more rapidly than its Index. Leverage generally has the effect of increasing the amount of loss or gain a Fund might realize, and may increase volatility in the value of a Fund’s investments.
LENDING PORTFOLIO SECURITIES
Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, a Fund receives cash, U.S. government securities and stand-by letters of credit not issued by the Fund’s bank lending agent equal to at least 102% of the value of the portfolio securities being loaned. This collateral is marked-to-market on a daily basis. Although a Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower fail to return the borrowed securities (e.g., the Fund would have to buy replacement securities and the loaned securities may have appreciated beyond the value of the collateral held by the Fund) or become insolvent. A Fund may pay fees to the party arranging the loan of securities. In addition, a Fund will bear the risk that it may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. Each Fund could also lose money in the event of a decline in the value of any cash collateral or in the value of investments made with the cash collateral. These events could trigger adverse tax consequences for the Funds. Substitute payments for dividends received by a Fund for securities loaned out by a Fund will not be considered qualified dividend income.
ADDITIONAL NON-PRINCIPAL RISKS
Risk of Investing in Derivatives. Derivatives are financial instruments whose values are based on the value of one or more reference assets or indicators, such as a security, currency, interest rate, or index. The Funds’ use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Moreover, although the value of a derivative is based on an underlying asset or indicator, a derivative typically does not carry the same rights as would be the case if a Fund invested directly in the underlying securities, currencies or other assets.
Derivatives are subject to a number of risks, such as potential changes in value in response to market developments or, in the case of “over-the-counter” derivatives, as a result of a counterparty’s credit quality and the risk that a derivative transaction may not have the effect the Adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not achieve the desired correlation with the underlying asset or indicator. Derivative transactions can create investment leverage and may be highly volatile, and a Fund could lose more than the amount it invests. The use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders of a Fund.
Many derivative transactions are entered into “over-the-counter” without a central clearinghouse; as a result, the value of such a derivative transaction will depend on, among other factors, the ability and the willingness of a Fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, a Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for a Fund’s derivative positions at any time, and the Fund may not be able to initiate or liquidate a swap position at an advantageous time or price, which may result in significant losses.
In October 2020, the Securities and Exchange Commission (the "SEC") adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies (the “derivatives rule”). The derivatives rule requires funds to trade derivatives and other transactions that create future fund payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit, and certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless a fund qualifies as a “limited derivatives user,” as defined in the final rule. Under the rule, when a fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar

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financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a fund is a limited derivatives user, but for funds subject to the VaR testing, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the rule regarding use of securities lending collateral that may limit a fund's securities lending activities. In addition, under the derivatives rule, a Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security under the 1940 Act, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the derivatives rule. Furthermore, under the derivatives rule, a Fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due.
Risk of Investing in Chinese Bonds. (VanEck J.P. Morgan EM Local Currency Bond ETF only.) The Fund may invest in Renminbi (“RMB”)-denominated bonds issued in the People’s Republic of China (“PRC”) by Chinese credit, government and quasi-governmental issuers (“RMB Bonds”). RMB Bonds are available on the China interbank bond market (“CIBM”) to eligible foreign investors through the CIBM Direct Access Program and through the “Mutual Bond Market Access between Mainland China and Hong Kong” (“Bond Connect”) program. The Fund’s investments in bonds through either program will be subject to a number of additional risks and restrictions that may affect the Fund’s investments and returns.
The Bond Connect program and the CIBM Direct Access Program are relatively new. Laws, rules, regulations, policies, notices, circulars or guidelines relating to the programs as published or applied by the relevant authorities of the PRC are untested and are subject to change from time to time. There can be no assurance that the Bond Connect program and/or the CIBM Direct Access Program will not be restricted, suspended or abolished.
Under the prevailing PRC regulations, eligible foreign investors who wish to participate in the Bond Connect program may do so through an offshore custody agent, registration agent or other third parties (as the case may be), who would be responsible for making the relevant filings and account opening with the relevant authorities. The Fund is therefore subject to the risk of default or errors on the part of such agents.
Under the prevailing PRC regulations, eligible foreign institutional investors who wish to invest directly in CIBM through the CIBM Direct Access Program may do so through an onshore settlement agent, who would be responsible for making the relevant filings and account opening with the relevant authorities. The Fund is therefore subject to the risk of default or errors on the part of such agent.
Trading through the Bond Connect program is performed through newly developed trading platforms and operational systems. There is no assurance that such systems will function properly (in particular, under extreme market conditions) or will continue to be adapted to changes and developments in the market. In addition, where the Fund invests in the CIBM through the Bond Connect program, it may be subject to risks of delays inherent in the order placing and/or settlement.
Investing in RMB Bonds involves additional risks, including, but not limited to, the fact that the economy of China differs, often unfavorably, from the U.S. economy, including, among other things, in terms of currency revaluation, structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment.
The RMB is currently not a freely convertible currency. The Chinese government places strict regulation on the RMB and sets the value of the RMB to levels dependent on the value of the U.S. dollar. The Chinese government’s imposition of restrictions on the repatriation of RMB out of mainland China may limit the depth of the offshore RMB market and reduce the liquidity of the Fund’s investments.
Zero-Coupon and Payment-in-Kind Securities Risk. (VanEck Emerging Markets High Yield Bond ETF, VanEck Fallen Angel High Yield Bond ETF, VanEck Green Bond ETF and VanEck International High Yield Bond ETF only.) Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Payment-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. The market prices of zero-coupon and payment-in-kind securities are generally more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality. A Fund accrues income with respect to zero-coupon and payment-in-kind securities prior to the receipt of cash payments. Even though periodic interest payments in cash are not made on such securities, tax rules require the Fund to distribute accrued income, which may require the Fund to liquidate securities at unfavorable prices or borrow money in order to make these distributions. Additionally, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment.

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Shareholder Risk. Certain shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of a Fund’s Shares. In addition, a third party investor, the Adviser or an affiliate of the Adviser, an AP, a market maker, or another entity may invest in a Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment. Redemptions by shareholders could have a negative impact on a Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Exchange and may, therefore, have a material effect on the market price of the Shares.
Leverage Risk. To the extent that a Fund borrows money or utilizes certain derivatives, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio securities. The Funds are required to comply with the derivatives rule when they engage in transactions that create future Fund payment or delivery obligations.

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TAX ADVANTAGED PRODUCT STRUCTURE
Unlike many conventional mutual funds which are only bought and sold at closing NAVs, the Shares of each Fund have been designed to be tradable in a secondary market on an intra-day basis and to be created and redeemed principally in-kind, except for VanEck J.P. Morgan EM Local Currency Bond ETF whose Shares are redeemed at least partially for cash, in Creation Units at each day’s market close. These in-kind arrangements are designed to mitigate the adverse effects on a Fund’s portfolio that could arise from frequent cash purchase and redemption transactions that affect the NAV of the Fund. Moreover, in contrast to conventional mutual funds, where frequent redemptions can have an adverse tax impact on taxable shareholders because of the need to sell portfolio securities which, in turn, may generate taxable gain, the in-kind redemption mechanism of each Fund, to the extent used, generally is not expected to lead to a tax event for shareholders whose Shares are not being redeemed.

PORTFOLIO HOLDINGS
A description of each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Funds’ SAI.

MANAGEMENT OF THE FUNDS
Board of Trustees. The Board of Trustees of the Trust has responsibility for the general oversight of the management of the Funds, including general supervision of the Adviser and other service providers, but is not involved in the day-to-day management of the Trust. A list of the Trustees and the Trust officers, and their present positions and principal occupations, is provided in the Funds’ SAI.
Investment Adviser. Under the terms of an investment management agreement between the Trust and Van Eck Associates Corporation with respect to the Funds (the “Investment Management Agreement”), Van Eck Associates Corporation serves as the adviser to each Fund and, subject to the supervision of the Board of Trustees, is responsible for the day-to-day investment management of each Fund. As of July 31, 2022, the Adviser managed approximately $70.83 billion in assets. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to mutual funds, other ETFs, other pooled investment vehicles and separate accounts. The Adviser’s principal business address is 666 Third Avenue, 9th Floor, New York, New York 10017. A discussion regarding the Board of Trustees’ approval of the Investment Management Agreement with respect to each Fund will be available in the Trust’s semi-annual report for the period ended October 31, 2022.
For the services provided to VanEck J.P. Morgan EM Local Currency Bond ETF under the Investment Management Agreement, VanEck J.P. Morgan EM Local Currency Bond ETF pays the Adviser monthly fees based on a percentage of its average daily net assets at the annual rate of 0.27%. From time to time, the Adviser may waive all or a portion of its fee. Until at least September 1, 2023, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of VanEck J.P. Morgan EM Local Currency Bond ETF (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.30% of its average daily net assets per year.
VanEck J.P. Morgan EM Local Currency Bond ETF is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, legal, audit and other services, interest, taxes, any distribution fees or expenses, offering fees or expenses and extraordinary expenses.
Pursuant to the Investment Management Agreement, the Adviser is responsible for all expenses of the Funds, except VanEck J.P. Morgan EM Local Currency Bond ETF, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. For its services to each Fund, each Fund has agreed to pay the Adviser an annual unitary management fee equal to 0.40% (with respect to VanEck BDC Income ETF, VanEck Emerging Markets High Yield Bond ETF, VanEck International High Yield Bond ETF, VanEck Mortgage REIT Income ETF and VanEck Preferred Securities ex Financials ETF), 0.35% (with respect to VanEck Fallen Angel High Yield Bond ETF), 0.25% (with respect to VanEck Moody's Analytics BBB Corporate Bond ETF), 0.20% (with respect to VanEck Green Bond ETF and VanEck Moody's Analytics IG Corporate Bond ETF), and 0.14% (with respect to VanEck IG Floating Rate ETF) of its average daily net assets. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to a Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of a Fund to be listed on an exchange. Notwithstanding the foregoing, the Adviser has agreed to pay all such offering costs until at least September 1, 2023 with respect to each Fund.

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MANAGEMENT OF THE FUNDS
Manager of Managers Structure. With respect to VanEck BDC Income ETF, VanEck Emerging Markets High Yield Bond ETF, VanEck Fallen Angel High Yield Bond ETF, VanEck Green Bond ETF, VanEck International High Yield Bond ETF, VanEck Moody's Analytics BBB Corporate Bond ETF and VanEck Moody's Analytics IG Corporate Bond ETF, the Adviser and the Trust may rely on an exemptive order (the “Order”) from the SEC that permits the Adviser to enter into investment sub-advisory agreements with unaffiliated sub-advisers without obtaining shareholder approval. The Adviser, subject to the review and approval of the Board of Trustees, may select one or more sub-advisers for the Fund and supervise, monitor and evaluate the performance of each sub-adviser.
The Order also permits the Adviser, subject to the approval of the Board of Trustees, to replace sub-advisers and amend investment sub-advisory agreements, including applicable fee arrangements, without shareholder approval whenever the Adviser and the Board of Trustees believe such action will benefit the Funds and their shareholders. The Adviser thus would have the responsibility (subject to the oversight of the Board of Trustees) to recommend the hiring and replacement of sub-advisers as well as the discretion to terminate any sub-adviser and reallocate a Fund’s assets for management among any other sub-adviser(s) and itself. This means that the Adviser would be able to reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee. The Adviser would compensate each sub-adviser out of its management fee.
Administrator, Custodian and Transfer Agent. Van Eck Associates Corporation is the administrator for the Funds (the “Administrator”), and State Street Bank and Trust Company is the custodian of the Funds’ assets and provides transfer agency and fund accounting services to the Funds. The Administrator is responsible for certain clerical, recordkeeping and/or bookkeeping services which are required to be provided pursuant to the Investment Management Agreement.
Distributor. Van Eck Securities Corporation is the distributor of the Shares (the "Distributor"). The Distributor will not distribute Shares in less than a specified number of Shares, each called a "Creation Unit," and does not maintain a secondary market in the Shares. The Shares are traded in the secondary market.

PORTFOLIO MANAGERS
The portfolio manager who is currently responsible for the day-to-day management of each of the VanEck Emerging Markets High Yield Bond ETF’s, VanEck Fallen Angel High Yield Bond ETF’s, VanEck Green Bond ETF’s, VanEck International High Yield Bond ETF’s, VanEck IG Floating Rate ETF’s, VanEck J.P. Morgan EM Local Currency Bond ETF’s, VanEck Moody's Analytics BBB Corporate Bond ETF's and VanEck Moody's Analytics IG Corporate Bond ETF's portfolios is Francis G. Rodilosso. The portfolio manager who is currently responsible for the day-to-day management of each of the VanEck BDC Income ETF’s, VanEck Mortgage REIT Income ETF’s and VanEck Preferred Securities ex Financials ETF’s portfolios is Peter H. Liao.
Mr. Rodilosso has been employed by the Adviser as a portfolio manager since March 2012. Mr. Rodilosso graduated from Princeton University in 1990 with a Bachelor of Arts and from the Wharton School of Business in 1993 with a Masters of Business Administration.
Mr. Liao has been employed by the Adviser as an analyst since the summer of 2004 and has been a portfolio manager since 2006. Mr. Liao graduated from New York University in 2004 with a Bachelor of Arts in Economics and Mathematics.
Each of Messrs. Liao and Rodilosso serve as a portfolio manager of other funds of the Trust. Messrs. Liao and Rodilosso also serve as portfolio managers for certain other investment companies and pooled investment vehicles advised by the Adviser. See the Funds’ SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their respective ownership of Shares of each Fund.

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SHAREHOLDER INFORMATION
DETERMINATION OF NAV
The NAV per Share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m., Eastern time) on the New York Stock Exchange.
The values of each Fund’s portfolio securities are based on the securities’ closing prices on the markets on which the securities trade, when available. Due to the time differences between the United States and certain countries in which certain Funds invest, securities on these exchanges may not trade at times when Shares of the Fund will trade. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Debt instruments with remaining maturities of more than 60 days are valued at the evaluated mean price provided by an outside independent pricing service. If an outside independent pricing service is unable to provide a valuation, the instrument is valued at the mean of the highest bid and the lowest asked quotes obtained from one or more brokers or dealers selected by the Adviser. Prices obtained by an outside independent pricing service may use information provided by market makers or estimates of market values obtained from yield data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources. If a market quotation for a security or other asset is not readily available or the Adviser believes it does not otherwise accurately reflect the market value of the security or asset at the time a Fund calculates its NAV, the security or asset will be fair valued by the Adviser in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. Each Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. In addition, each Fund that holds foreign equity securities currently expects that it will fair value certain of the foreign equity securities held by the Fund, if any, each day the Fund calculates its NAV, except those securities principally traded on exchanges that close at the same time the Fund calculates its NAV.
Accordingly, a Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices at the time the exchanges on which they principally trade close. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security or other asset is materially different than the value that could be realized upon the sale of such security or asset. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s respective Index. This may adversely affect a Fund’s ability to track its Index. With respect to securities that are principally traded on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.
INTRADAY VALUE
The trading prices of the Funds’ Shares in the secondary market generally differ from the Funds’ daily NAV and are affected by market forces such as the supply of and demand for Fund Shares and underlying securities held by each Fund, economic conditions and other factors. Information regarding the intraday value of the Funds’ Shares (“IIV”) may be disseminated throughout each trading day by an Exchange or by market data vendors or other information providers. The IIV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IIV does not necessarily reflect the precise composition of the current portfolio of securities held by each Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IIV should not be viewed as a “real-time” update of the Funds’ NAV, which is computed only once a day. The IIV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries that may trade in the portfolio securities held by each Fund and valuations based on current market rates. The quotations and/or valuations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. Each Fund is not involved in, or responsible for, the calculation or dissemination of the IIV and makes no warranty as to its accuracy.
RULE 144A AND OTHER UNREGISTERED SECURITIES
An AP (i.e., a person eligible to place orders with the Distributor to create or redeem Creation Units of a Fund) that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A or other unregistered securities.
BUYING AND SELLING EXCHANGE-TRADED SHARES
The Shares of the Funds are listed on an Exchange. If you buy or sell Shares in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the “spread,” which is any difference between the bid price and the ask price. The spread varies over time for a Fund’s Shares based on the Fund’s trading volume and market liquidity, and is generally lower if the Funds have high trading volume and market liquidity, and generally higher if the Funds have little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). In times of severe market

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disruption or low trading volume in a Fund’s Shares, this spread can increase significantly. It is anticipated that the Shares will trade in the secondary market at prices that may differ to varying degrees from the NAV of the Shares. During periods of disruptions to creations and redemptions or the existence of extreme market volatility, the market prices of Shares are more likely to differ significantly from the Shares’ NAV.
The Depository Trust Company (“DTC”) serves as securities depository for the Shares. (The Shares may be held only in book-entry form; stock certificates will not be issued.) DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants,” i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants,” i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. For more information, see the section entitled “Book Entry Only System” in the Funds’ SAI.
Each Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because non-U.S. exchanges may be open on days when a Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell a Fund’s Shares.
The right of redemption by an AP may be suspended or the date of payment postponed (1) for any period during which an Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on an Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of a Fund or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
Market Timing and Related Matters. The Funds impose no restrictions on the frequency of purchases and redemptions. Frequent purchases and redemptions of Fund Shares may attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a Fund’s portfolio securities after the close of the primary markets for a Fund’s portfolio securities and the reflection of that change in a Fund’s NAV (“market timing”). The Board of Trustees considered the nature of each Fund (i.e., a fund whose Shares are expected to trade intraday), that the Adviser monitors the trading activity of APs for patterns of abusive trading, that the Funds reserve the right to reject orders that may be disruptive to the management of or otherwise not in the Funds’ best interests, and that each Fund may fair value certain of its securities. Given this structure, the Board of Trustees determined that it is not necessary to impose restrictions on the frequency of purchases and redemptions for the Funds at the present time.
DISTRIBUTIONS
Net Investment Income and Capital Gains. As a shareholder of a Fund, you are entitled to your share of such Fund’s distributions of net investment income and net realized capital gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as “distributions.”
Each Fund typically earns income dividends from stocks and/or interest from debt securities. These amounts, net of expenses, are typically passed along to Fund shareholders as dividends from net investment income. Each Fund generally realizes capital gains or losses whenever it sells securities. Net capital gains are distributed to shareholders as “capital gain distributions.” Distributions from a Fund’s net investment income, including any net short-term capital gains, if any, are taxable to you as ordinary income. Any long-term capital gains distributions you receive from a Fund are taxable as long-term capital gains.
Net investment income, if any, is typically distributed to shareholders at least monthly by each Fund (quarterly with respect to VanEck BDC Income ETF and VanEck Mortgage REIT Income ETF) while net realized capital gains, if any, are typically distributed to shareholders at least annually. Dividends may be declared and paid more frequently to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code. In addition, in situations where a Fund acquires investment securities after the beginning of a dividend period, the Funds may elect to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Funds owned the underlying investment securities for the entire dividend period. If a Fund so elects, some portion of each distribution may result in a return of capital, which, for tax purposes, is treated as a return on your investment in Shares. You will be notified regarding the portion of the distribution which represents a return of capital.

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Distributions in cash may be reinvested automatically in additional Shares of your Fund only if the broker through which you purchased Shares makes such option available.
TAX INFORMATION
As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Funds, including the possible application of foreign, state and local taxes. Unless your investment in a Fund is through a tax-exempt entity or tax-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when: (i) a Fund makes distributions; (ii) you sell Shares in the secondary market or (iii) you create or redeem Creation Units.
Taxes on Distributions. As noted above, each Fund expects to distribute net investment income, if any, monthly (quarterly with respect to VanEck BDC Income ETF and VanEck Mortgage REIT Income ETF), and any net realized long-term or short-term capital gains, if any, annually. Each Fund may also pay a special distribution at any time to comply with U.S. federal tax requirements.
Distributions from a Fund’s net investment income, including any net short-term gains, if any, are taxable to you as ordinary income. In general, your distributions are subject to U.S. federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. Whether distributions of capital gains represent long-term or short-term capital gains is determined by how long a Fund owned the investments that generated them, rather than how long you have owned your Shares. Distributions of net short-term capital gain in excess of net long-term capital losses, if any, are generally taxable as ordinary income. Distributions of net long-term capital gains in excess of net short-term capital losses, if any, that are properly reported as capital gain dividends are generally taxable as long-term capital gains. Long-term capital gains of a non-corporate shareholder are generally taxable at a maximum rate of 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts (but the 25% capital gain tax rate will remain applicable to 25% rate gain distributions received by VanEck Mortgage REIT Income ETF).
The Funds, except for VanEck BDC Income ETF, VanEck Moody’s Analytics BBB Corporate Bond ETF, VanEck Moody’s Analytics IG Corporate Bond ETF, VanEck Mortgage REIT Income ETF and VanEck Preferred Securities ex Financials ETF, do not expect that any of their distributions will be qualified dividends eligible for lower tax rates or for the corporate dividends received deduction. In the event that VanEck BDC Income ETF, VanEck Mortgage REIT Income ETF and VanEck Preferred Securities ex Financials ETF receive such a dividend and report the distribution of such dividend as a qualified dividend, the dividend may be taxed at maximum capital gains rates of 15% or 20%, provided holding period and other requirements are met at both the shareholder and the Fund level. There can be no assurance that any significant portion of the VanEck BDC Income ETF’s, VanEck Mortgage REIT Income ETF or VanEck Preferred Securities ex Financials ETF’s distributions will be eligible for qualified dividend treatment.
Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in the Shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of Shares. A distribution will reduce a Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.
Dividends, interest and gains from non-U.S. investments of the Funds may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may, in some cases, reduce or eliminate such taxes.
If more than 50% of a Fund’s total assets at the end of its taxable year consist of foreign securities, the Fund may elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain holding period and other limitations, the investor’s pro rata share of the Fund’s foreign income taxes. It is expected that more than 50% of each Fund’s assets will consist of foreign securities, except for VanEck BDC Income ETF, VanEck Mortgage REIT Income ETF, VanEck Fallen Angel High Yield Bond ETF, VanEck IG Floating Rate ETF and VanEck Preferred Securities ex Financials ETF.
Backup Withholding. A Fund may be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number or otherwise established a basis for exemption from backup withholding. The backup withholding rate for individuals is currently 24%. This is not an additional tax and may be refunded, or credited against your U.S. federal income tax liability, provided certain required information is furnished to the IRS.
Taxes on the Sale or Cash Redemption of Exchange Listed Shares. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares. The ability to deduct capital losses may be limited. To the extent that a Fund’s shareholder’s Shares are redeemed for cash, this is normally treated as a sale for tax purposes.

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Taxes on Creations and Redemptions of Creation Units. A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received. The IRS, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities for Creation Units or redeeming Creation Units should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.
Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units held as capital assets is generally treated as long-term capital gain or loss if the Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Shares (or securities surrendered) have been held for one year or less.
If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you created or sold and at what price.
Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Non-U.S. Shareholders. Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by a Fund from long-term capital gains are generally not subject to such withholding tax. Properly-reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of a Fund’s “qualified net interest income” (generally, a Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which a Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income); or (ii) are paid in respect of a Fund’s “qualified short-term capital gains” (generally, the excess of a Fund’s net short-term capital gain over a Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, a Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.
Any capital gain realized by a non-U.S. shareholder upon a sale of Shares of a Fund will generally not be subject to U.S. federal income or withholding tax unless (i) the gain is effectively connected with the shareholder’s trade or business in the United States, or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met or (ii) the Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the Fund’s Shares or, if shorter, within the period during which the non-U.S. shareholder has held the Shares. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests, as defined in the Internal Revenue Code and applicable regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. A Fund may be, or may prior to a non-U.S. shareholder’s disposition of Shares become, a U.S. real property holding corporation. If a Fund is or becomes a U.S. real property holding corporation, so long as the Fund’s Shares are regularly traded on an established securities market, only a non-U.S. shareholder who holds or held (at any time during the shorter of the five-year period preceding the date of disposition or the holder’s holding period) more than 5% (directly or indirectly as determined under applicable attribution rules of the Internal Revenue Code) of the Fund’s Shares will be subject to United States federal income tax on the disposition of Shares.
As part of the Foreign Account Tax Compliance Act (“FATCA”), a Fund may be required to withhold 30% tax on certain types of U.S. sourced income (e.g., dividends, interest, and other types of passive income) paid to (i) foreign financial institutions (“FFIs”), including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain nonfinancial foreign entities (“NFFEs”), unless they certify certain information regarding their direct and indirect U.S. owners. To avoid possible withholding, FFIs will need to enter into agreements with the IRS which state that they will provide the IRS information, including the names, account numbers and balances, addresses and taxpayer identification numbers of U.S. account holders and comply with due diligence procedures with respect to the identification of U.S. accounts as well as agree to withhold tax on certain types of withholdable payments made to non-compliant foreign financial institutions or to applicable foreign account holders who fail to provide the required information to the IRS, or similar account information and required documentation to a local revenue authority, should an applicable intergovernmental agreement be implemented. NFFEs will need to provide certain information regarding each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to the IRS.

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A Fund may be subject to the FATCA withholding obligation, and also will be required to perform due diligence reviews to classify foreign entity investors for FATCA purposes. Investors are required to agree to provide information necessary to allow a Fund to comply with the FATCA rules. If a Fund is required to withhold amounts from payments pursuant to FATCA, investors will receive distributions that are reduced by such withholding amounts.
Non-U.S. shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Funds, including the possible applicability of the U.S. estate tax.
The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your own tax advisor about the potential tax consequences of an investment in a Fund under all applicable tax laws. Changes in applicable tax authority could materially affect the conclusions discussed above and could adversely affect the Funds, and such changes often occur.

INDEX PROVIDERS
The Emerging Markets Global Core Index is published by JPMorgan Securities Inc. (“J.P. Morgan”). The BBB Index, BDC Index, Floating Rate Index, Mortgage REITs Index and US IG Index are published by MarketVector Indexes GmbH (“MarketVector Indexes”), which is an indirectly wholly owned subsidiary of the Adviser. The Emerging Markets High Yield Index, Fallen Angel Index, International High Yield Index and Preferred Securities Index are published by ICE Data Indices, LLC (“ICE Data”) and its affiliates. The Green Bond Index is published by S&P Dow Jones Indices LLC ("S&P Dow Jones"). J.P. Morgan, MarketVector Indexes, ICE Data and S&P Dow Jones are referred to herein as the “Index Providers.” The Index Providers do not sponsor, endorse, or promote the Funds and bear no liability with respect to the Funds or any security.

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MVIS® US BUSINESS DEVELOPMENT COMPANIES INDEX
The BDC Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of BDCs. To be eligible for the BDC Index and qualify as a BDC, a company must be organized under the laws of, and have its principal place of business in, the United States, be registered with the SEC and have elected to be regulated as a BDC under the 1940 Act.
To be eligible for addition to the BDC Index, stocks must have a market capitalization of greater than $150 million as of the end of the month prior to the month in which a rebalancing date occurs. Stocks must have a three-month average daily trading volume value of at least $1 million at a review and also at the previous two reviews to be eligible for the BDC Index and issuers of such stocks must have traded at least 250,000 shares each month over the last six months at a review and also at the previous two reviews.
The BDC Index is calculated and maintained by Solactive AG on behalf of MarketVector Indexes.
The BDC Index is reconstituted and rebalanced quarterly. MarketVector Indexes may delay or change a scheduled rebalancing or reconstitution of the BDC Index or the implementation of certain rules at its sole discretion.

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ICE BOFA DIVERSIFIED HIGH YIELD US EMERGING MARKETS CORPORATE PLUS INDEX
The Emerging Markets High Yield Index is comprised of U.S. dollar denominated bonds issued by non-sovereign emerging market issuers that have a below investment grade rating (in accordance with ICE Data’s methodology) and that are issued in the major domestic and Eurobond markets. In order to qualify for inclusion in the Emerging Markets High Yield Index, an issuer must have risk exposure to countries other than members of the FX Group of Ten, all Western European countries and territories of the United States and Western European countries. The FX Group of Ten includes all Euro members, Australia, Canada, Japan, New Zealand, Norway, Sweden, Switzerland, the United Kingdom and the United States.
The Emerging Markets High Yield Index includes corporate and quasi-government bonds of qualifying countries, but excludes sovereign and supranational bonds.
The Emerging Markets High Yield Index constituents are capitalization-weighted based on their current amount outstanding times the market price plus accrued interest, subject to a 10% country of risk cap and a 3% issuer cap.
The Emerging Markets High Yield Index is rebalanced on the last calendar day of each month. ICE Data may delay or change a scheduled rebalancing or reconstitution of the Emerging Markets High Yield Index or the implementation of certain rules at its sole discretion.

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ICE US FALLEN ANGEL HIGH YIELD 10% CONSTRAINED INDEX
The Fallen Angel Index is comprised of below investment grade corporate bonds denominated in U.S. dollars that were rated investment grade at the time of issuance. Qualifying securities must be issued in the U.S. domestic market and have a below investment grade rating (in accordance with the ICE Data’s methodology). The Fallen Angel Index includes bonds issued by both U.S. and non-U.S. issuers. The country of risk of qualifying issuers must be a member of the FX Group of Ten, a western European nation, or a territory of the U.S. or a Western European nation. The FX Group of Ten includes all Euro members, Australia, Canada, Japan, New Zealand, Norway, Sweden, Switzerland, the United Kingdom and the United States.
A single issuer may not comprise more than 10% of the Fallen Angel Index. The Fallen Angel Index constituents are capitalization weighted, subject to the issuer cap, based on their current amount outstanding.
The Fallen Angel Index is rebalanced on the last calendar day of the month. ICE Data may delay or change a scheduled rebalancing or reconstitution of the Fallen Angel Index or the implementation of certain rules at its sole discretion.

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S&P GREEN BOND U.S. DOLLAR SELECT INDEX
The Green Bond Index is designed to provide a broad measure of the performance of the investable, U.S. dollar-denominated “green” bond market. The Green Bond Index is comprised of bonds issued for qualified “green” purposes and seeks to measure the performance of U.S. dollar-denominated “green”- labeled bonds issued globally. For a bond to be eligible for inclusion in the Green Bond Index, the issuer of the bond must indicate the bond’s “green” label and the rationale behind it, such as the intended use of proceeds. As an additional filter, the bond must be flagged as “green” by Climate Bonds Initiative (“CBI”) to be eligible for inclusion in the Green Bond Index. The Green Bond Index includes supranational, corporate, government related, sovereign and securitized “green” bonds issued throughout the world (including emerging market countries), and may include both investment grade and below investment grade securities (commonly referred to as high yield securities or “junk bonds”). The maximum weight of below investment grade bonds (excluding any unrated bonds that are issued or guaranteed by a government-sponsored enterprise) in the Green Bond Index is capped at 20%. No more than 10% of the Green Bond Index can be invested in a single issuer.
Qualifying securities must have (1) a maturity of at least 12 months at the time of issuance to be included, (2) at least one month remaining until maturity at each rebalancing date, and (3) a minimum par amount outstanding of $200 million, to be included in the Green Bond Index. All bonds must be rated by at least one credit rating agency, except that up to 10% of the Green Bond Index can be invested in unrated bonds that are issued or guaranteed by a government-sponsored enterprise.
The Green Bond Index is a market-value weighted index (subject to issuer and credit rating caps). The Green Bond Index includes bonds across sectors, countries and maturities.
The composition of the Green Bond Index is rebalanced monthly. Bonds that have defaulted are removed from the Green Bond Index at the next rebalancing. S&P Dow Jones may delay or change a scheduled rebalancing or reconstitution of the Green Bond Index or the implementation of certain rules at its sole discretion.

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ICE BOFA GLOBAL EX-US ISSUERS HIGH YIELD CONSTRAINED INDEX
The International High Yield Index tracks the performance of below investment grade debt issued by corporations located throughout the world (which may include emerging market countries) excluding the United States, denominated in euros, U.S. dollars, Canadian dollars or pound sterling and issued in the major domestic or eurobond markets. Qualifying securities must have a below investment grade rating (in accordance with the ICE Data’s methodology).
International High Yield Index constituents are capitalization-weighted, based on their current amount outstanding multiplied by the market price plus accrued interest, provided the total allocation to an individual issuer does not exceed 3%.

The International High Yield Index is rebalanced on the last calendar day of the month. ICE Data may delay or change a scheduled rebalancing or reconstitution of the International High Yield Index or the implementation of certain rules at its sole discretion.

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MVIS® US INVESTMENT GRADE FLOATING RATE INDEX
The Floating Rate Index is designed to track the performance of U.S. investment grade floating rate notes with outstanding issue sizes of greater than or equal to $500 million. The Floating Rate Index is comprised of U.S. dollar-denominated floating rate notes issued by corporate entities or similar commercial entities that are public reporting companies in the United States. Floating Rate Index securities must have an investment grade rating (in accordance with the MarketVector Indexes’ methodology).
To be eligible for inclusion in the Floating Rate Index, investment grade floating rate notes must be issued by issuers that are formed as corporations, limited liability companies and similar types of entities that are engaged in a financial or commercial enterprise. Notes issued by governments, sovereigns, quasi-sovereigns, not-for-profit entities and government backed entities are not eligible.
Securities included in the Floating Rate Index must have a minimum of 0.5 years remaining to maturity.
The Floating Rate Index is calculated and maintained by Solactive AG on behalf of MarketVector Indexes.
The weight of any single constituent is capped at 2.00%. The Floating Rate Index is reconstituted and rebalanced monthly. MarketVector Indexes may delay or change a scheduled rebalancing or reconstitution of the Floating Rate Index or the implementation of certain rules at its sole discretion.

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J.P. MORGAN GBI–EM GLOBAL CORE INDEX
The Emerging Markets Global Core Index is designed to track the performance of bonds issued by emerging market governments and denominated in the local currency of the issuer. The Emerging Markets Global Core Index is designed to be investible and includes only those countries that are accessible by most of the international investor base. J.P. Morgan selects bonds from emerging market countries that are fixed-rate, domestic currency government bonds with greater than six (6) months to maturity.
Countries eligible for inclusion in the Emerging Markets Global Core Index are countries that either meet the GNI per capita-based Index Income Ceiling ("IIC") criterion or the PPP-based Index PPP Ratio ("IPR") criterion. J.P. Morgan defines the IIC as the GNI per capital level that is adjusted every year by the growth rate of the World GNI per capita, Atlas method (current US$), provided by the World Bank annually. An existing country may be considered for removal from the index if its GNI per capita is above the Index Income Ceiling (IIC) for three consecutive years and the country’s long term foreign currency sovereign credit rating (the available ratings from all three major rating agencies: is A- /A3/A- (inclusive) or above for three consecutive years). The IPR is calculated from the one-year lagged GDP data available in IMF’s World Economic Outlook publication. The EM IPR threshold is an indexed number which tracks the changes to the World IPR. IPR = GDP (current prices, USD) / GDP (current prices, PPP dollars) * 100. IPR criterion states that a country’s IPR should be below the EM threshold for three consecutive years, to be eligible. Changes in country eligibility may warrant the re-categorization of countries into and out of the Emerging Markets Global Core Index.
The Emerging Markets Global Core Index excludes countries with explicit capital controls, but does not factor in regulatory/tax hurdles in assessing eligibility, unless such regulatory or tax hurdles significantly hinder an investor’s ability to replicate the Emerging Markets Global Core Index.
Countries in the Emerging Markets Global Core Index are subject to a maximum weight of 10% and a minimum weight of 1% to 3% depending on the amount of the country’s eligible debt outstanding. The Emerging Markets Global Core Index is rebalanced monthly. J.P. Morgan may delay or change a scheduled rebalancing or reconstitution of the Emerging Markets Global Core Index or the implementation of certain rules at its sole discretion.

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MVIS MOODY'S ANALYTICS US BBB CORPORATE BOND INDEX

The BBB Index is designed to track the performance of U.S. dollar-denominated BBB-rated corporate bonds issued in the U.S. domestic market by U.S. and non-U.S. issuers that MarketVector Indexes determines offer an excess spread over fair value, while excluding bonds exhibiting the highest probability of being downgraded to non-investment grade, based on proprietary credit risk metrics developed and licensed by Moody’s Analytics, Inc. (“Moody’s Analytics”). The BBB Index uses ICE BofA US Corporate Index as its index universe. MarketVector Indexes constructs the BBB Index using a rules-based methodology that involves the following steps:
Step 1: Bonds with a BBB rating, based on the bond’s composite rating, are grouped into categories based on sector and duration.
Step 2: Within each category, MarketVector Indexes ranks each bond by a factor that measures the bond's excess spread over fair value. If a bond is not already included in the BBB Index, it must rank within the highest 10% within its respective category to qualify. If a bond is already included in the BBB Index, it must rank within the highest 40% within its respective category to qualify.
Step 3: Each bond selected in Step 2 is ranked by the probability of its issuer being downgraded to non-investment grade using a downgrade probability factor developed by Moody's Analytics. If the probability of being downgraded is 20% or greater and the bond does not rank within the highest 10% by excess spread over fair value within its category, the bond is excluded from the BBB Index.
Bonds no longer rated BBB, including non-investment grade bonds, are removed from the BBB Index at the end of the month in which they are upgraded or downgraded in connection with the BBB Index’s next scheduled rebalance.
The BBB Index uses a modified market cap weighting. Single issuer exposure is capped at 5% and sector exposure is capped at 25%.
The BBB Index is calculated by ICE Data Indices, LLC or its affiliates (“ICE Data”).  The calculation of the BBB Index makes use of certain methodologies and calculation formulas as described in the Bond Index Methodologies publication accessible at https://indices.theice.com under the Publication - General Methodology.
The BBB Index is reconstituted and rebalanced monthly. MarketVector Indexes may delay or change a scheduled rebalancing or reconstitution of the BBB Index or the implementation of certain rules at its sole discretion.

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MVIS MOODY'S ANALYTICS US INVESTMENT GRADE CORPORATE BOND INDEX
The US IG Index is designed to track the performance of U.S. dollar-denominated investment grade corporate bonds issued in the U.S. domestic market by U.S. and non-U.S. issuers that MarketVector Indexes determines offer an excess spread over fair value, while excluding bonds exhibiting the highest probability of being downgraded to non-investment grade, based on proprietary credit risk metrics developed and licensed by Moody's Analytics, Inc. (“Moody's Analytics”). The US IG Index uses ICE BofA US Corporate Index as its index universe. MarketVector Indexes constructs the US IG Index using a rules-based methodology that involves the following steps:
Step 1: Bonds are grouped into categories based on sector and duration.
Step 2: Within each category, MarketVector Indexes ranks each bond by a factor that measures the bond's excess spread over fair value. If a bond is not already included in the US IG Index, it must rank within the highest 5% within its respective category to qualify. If a bond is already included in the US IG Index, it must rank within the highest 40% within its respective category to qualify.
Step 3: Each bond selected in Step 2 is ranked by the probability of its issuer being downgraded to non-investment grade using a downgrade probability factor developed by Moody's Analytics. If the probability of being downgraded is 20% or greater and the bond does not rank within the highest 5% by excess spread over fair value within its category, the bond is excluded from the US IG Index.
Bonds that fall below investment grade are removed from the US IG Index at the end of the month in which they are downgraded in connection with the US IG Index's next scheduled rebalance.
The US IG Index uses a modified market cap weighting. Single issuer exposure is capped at 3% and sector exposure is capped at 25%.
The US IG Index is calculated by ICE Data Indices, LLC or its affiliates (“ICE Data”).  The calculation of the US IG Index makes use of certain methodologies and calculation formulas as described in the Bond Index Methodologies publication accessible at https://indices.theice.com under the Publication - General Methodology.
The US IG Index is reconstituted and rebalanced monthly. MarketVector Indexes may delay or change a scheduled rebalancing or reconstitution of the US IG Index or the implementation of certain rules at its sole discretion.

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MVIS® US MORTGAGE REITS INDEX
The Mortgage REITs Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded U.S. REITs that derive at least 50% of their revenues from mortgage-related activity. Mortgage-related activity includes companies or trusts that are primarily engaged in the purchase or service of commercial or residential mortgage loans or mortgage related securities.
To be initially eligible for addition to the Mortgage REITs Index, (i) companies must generate at least 50% of their revenues from (or, in certain circumstances, have at least 50% of their assets related to) mortgage-related activity (as defined above) and (ii) stocks must have a market capitalization of greater than $150 million as of the end of the month prior to the month in which a rebalancing date occurs. Stocks must have a three month average daily trading volume value of at least $1 million at a review and also at the previous two reviews to be eligible for the Mortgage REITs Index and issuers of such stocks must have traded at least 250,000 shares each month over the last six months at a review and also at the previous two reviews. The Mortgage REITs Index includes stocks of publicly traded U.S. REITs that meet the eligibility requirements described above. Only REITs that are listed and incorporated in the United States will be eligible for inclusion in the Mortgage REITs Index.
The Mortgage REITs Index is calculated and maintained by Solactive AG on behalf of MarketVector Indexes.
The Mortgage REITs Index is reconstituted and rebalanced quarterly. MarketVector Indexes may delay or change a scheduled rebalancing or reconstitution of the Mortgage REITs Index or the implementation of certain rules at its sole discretion.

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ICE EXCHANGE-LISTED FIXED & ADJUSTABLE RATE NON-FINANCIAL PREFERRED SECURITIES INDEX
The Preferred Securities Index tracks the performance of exchange-listed US dollar denominated hybrid debt, preferred stock and convertible preferred stock publicly issued by non-financial corporations in the US domestic market. It includes both rated and unrated securities, and securities with either a fixed or floating rate coupon or dividend. Qualifying securities must be exchange listed and have either the NASDAQ or NYSE® as their primary exchange in order to be included in the index. In addition, qualifying securities must have at least $250 million face amount outstanding and at least one day remaining to maturity and at least 250,000 average monthly trading volume over the previous six-month period.
The Preferred Securities Index constituents are capitalization-weighted and the index is rebalanced on the last calendar day of the month. ICE Data, as the Preferred Securities Index Administrator, may at any time delay or change a scheduled rebalancing or reconstitution of the Preferred Securities Index or the implementation of certain rules at its sole discretion.

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LICENSE AGREEMENTS AND DISCLAIMERS
The Adviser has entered into a licensing agreement with each Index Provider to use each Fund’s respective Index. Each Fund is entitled to use its respective Index pursuant to a sublicensing arrangement with the Adviser.
J.P. Morgan is the marketing name for JPMorgan Chase & Co., and its subsidiaries and affiliates worldwide. J.P. Morgan Securities Inc. is a member of NYSE and SIPC. JPMorgan Chase Bank, National Association is a member of FDIC. J.P. Morgan Futures Inc. is a member of the NFA. J.P. Morgan Securities Ltd. and J.P. Morgan plc are authorized by the FSA and members of the LSE. J.P. Morgan Europe Limited is authorized by the FSA. J.P. Morgan Equities Limited is a member of the Johannesburg Securities Exchange and is regulated by the FSB. J.P. Morgan Securities (Asia Pacific) Limited is registered as an investment adviser with the Securities & Futures Commission in Hong Kong and its CE number is AAJ321. J.P. Morgan Securities Singapore Private Limited is a member of Singapore Exchange Securities Trading Limited and is regulated by the Monetary Authority of Singapore (“MAS”). J.P. Morgan Securities Asia Private Limited is regulated by the MAS and the Financial Services Agency in Japan. J.P. Morgan Australia Limited (ABN 52 002 888 011) is a licensed securities dealer.
The Shares of VanEck J.P. Morgan EM Local Currency Bond ETF are not sponsored, endorsed, sold or promoted by J.P. Morgan. J.P. Morgan makes no representation or warranty, express or implied, to the owners of the Shares of VanEck J.P. Morgan EM Local Currency Bond ETF or any member of the public regarding the advisability of investing in securities generally, or in the Shares of VanEck J.P. Morgan EM Local Currency Bond ETF particularly or the Emerging Markets Global Core Index to track general bond market performance. J.P. Morgan’s only relationship to the Adviser is the licensing of the Emerging Markets Global Core Index which is determined, composed and calculated by J.P. Morgan without regard to the Adviser or the Shares of VanEck J.P. Morgan EM Local Currency Bond ETF. J.P. Morgan has no obligation to take the needs of the Adviser or the owners of the Shares of VanEck J.P. Morgan EM Local Currency Bond ETF into consideration in determining, composing or calculating the Emerging Markets Global Core Index. J.P. Morgan is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of VanEck J.P. Morgan EM Local Currency Bond ETF to be issued or in the determination or calculation of the equation by which the Shares of VanEck J.P. Morgan EM Local Currency Bond ETF are to be converted into cash. J.P. Morgan has no obligation or liability in connection with the administration, marketing or trading of the Shares of VanEck J.P. Morgan EM Local Currency Bond ETF.
THE EMERGING MARKETS GLOBAL CORE INDEX AND/OR SHARES OF THE VANECK J.P. MORGAN EM LOCAL CURRENCY BOND ETF, IS PROVIDED “AS IS” WITH ANY AND ALL FAULTS. J.P. MORGAN DOES NOT GUARANTEE THE AVAILABILITY, SEQUENCE, TIMELINESS, QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE EMERGING MARKETS GLOBAL CORE INDEX AND/OR SHARES OF THE VANECK J.P. MORGAN EM LOCAL CURRENCY BOND ETF AND/OR ANY DATA INCLUDED THEREIN, OR OTHERWISE OBTAINED BY THE ADVISER, OWNERS OF THE VANECK J.P. MORGAN EM LOCAL CURRENCY BOND ETF OR BY ANY OTHER PERSON OR ENTITY, FROM ANY USE OF THE EMERGING MARKETS GLOBAL CORE INDEX AND/OR THE SHARES OF THE VANECK J.P. MORGAN EM LOCAL CURRENCY BOND ETF. J.P. MORGAN MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OF FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE EMERGING MARKETS GLOBAL CORE INDEX OR ANY DATA INCLUDED THEREIN, OR OTHERWISE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF THE VANECK J.P. MORGAN EM LOCAL CURRENCY BOND ETF OR BY ANY OTHER PERSON OR ENTITY, FROM ANY USE OF THE EMERGING MARKETS GLOBAL CORE INDEX AND/OR SHARES OF THE VANECK J.P. MORGAN EM LOCAL CURRENCY BOND ETF. THERE ARE NO REPRESENTATIONS OR WARRANTIES WHICH EXTEND BEYOND THE DESCRIPTION ON THE FACE OF THIS DOCUMENT, IF ANY. ALL WARRANTIES AND REPRESENTATIONS OF ANY KIND WITH REGARD TO THE EMERGING MARKETS GLOBAL CORE INDEX AND/OR SHARES OF THE VANECK J.P. MORGAN LOCAL CURRENCY BOND ETF, ARE DISCLAIMED INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, QUALITY, ACCURACY, FITNESS FOR A PARTICULAR PURPOSE AND/OR AGAINST INFRINGEMENT AND/OR WARRANTIES AS TO ANY RESULTS TO BE OBTAINED BY AND/OR FROM THE USE OF THE EMERGING MARKETS GLOBAL CORE INDEX.
The indexes may not be copied, used, or distributed without J.P. Morgan’s prior written approval. J.P. Morgan and the J.P. Morgan index names are service mark(s) of J.P. Morgan or its affiliates and have been licensed for use for certain purposes by VanEck. No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any J.P. Morgan trade name, trademark or service mark to sponsor, endorse, market or promote this Financial Product or any other financial product without first contacting J.P. Morgan to determine whether J.P. Morgan’s permission is required. Under no circumstances may any person or entity claim any affiliation with J.P. Morgan without the prior written permission of J.P. Morgan. Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. Copyright 2022, J.P. Morgan Chase & Co. All rights reserved.
The Adviser has entered into a licensing agreement with MarketVector Indexes to use each of the BBB Index, BDC Index, Floating Rate Index, Mortgage REITs Index and US IG Index (each an "MarketVector Index," and together, the "MarketVector Indexes"). Each of VanEck BDC Income ETF, VanEck IG Floating Rate ETF, VanEck Moody's Analytics BBB Corporate Bond ETF, VanEck Moody's Analytics IG Corporate Bond ETF and VanEck Mortgage REIT Income ETF (each an "MarketVector Index ETF," and together, the "MarketVector Index ETFs") is entitled to use its Index pursuant to a sub-licensing arrangement with the Adviser.

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Shares of the MarketVector Index ETFs are not sponsored, endorsed, sold or promoted by MarketVector Indexes. MarketVector Indexes makes no representation or warranty, express or implied, to the owners of Shares of the MarketVector Index ETFs or any member of the public regarding the advisability of investing in securities generally or in the Shares of the MarketVector Index ETFs particularly or the ability of the MarketVector Indexes to track the performance of its respective securities market. MarketVector Indexes’ only relationship to the Adviser is the licensing of certain service marks and trade names and of the MarketVector Indexes that are determined, composed and calculated by MarketVector Indexes without regard to the Adviser or the Shares of the MarketVector Index ETFs. MarketVector Indexes has no obligation to take the needs of the Adviser or the owners of Shares of the MarketVector Index ETFs into consideration in determining, composing or calculating the MarketVector Indexes. MarketVector Indexes is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of the MarketVector Indexes ETFs to be issued or in the determination or calculation of the equation by which the Shares of the MarketVector Indexes ETFs are to be converted into cash. MarketVector Indexes has no obligation or liability in connection with the administration, marketing or trading of the Shares of the MarketVector Indexes ETFs.
MARKETVECTOR INDEXES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MARKETVECTOR INDEXES OR ANY DATA INCLUDED THEREIN AND MARKETVECTOR INDEXES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. MARKETVECTOR INDEXES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF THE MARKETVECTOR INDEXES ETFS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MARKETVECTOR INDEXES OR ANY DATA INCLUDED THEREIN. MARKETVECTOR INDEXES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MARKETVECTOR INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MARKETVECTOR INDEXES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Shares of the MarketVector Indexes ETFs are not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the MarketVector Indexes and/or its trade mark or its price at any time or in any other respect. The MarketVector Indexes are calculated and maintained by Solactive AG. Solactive AG uses its best efforts to ensure that the MarketVector Indexes are calculated correctly. Irrespective of its obligations towards MarketVector Indexes, Solactive AG has no obligation to point out errors in the MarketVector Indexes to third parties including but not limited to investors and/or financial intermediaries of the MarketVector Indexes ETFs. Neither publication of the MarketVector Indexes by Solactive AG nor the licensing of the MarketVector Indexes or its trade mark for the purpose of use in connection with the MarketVector Indexes ETFs constitutes a recommendation by Solactive AG to invest capital in the MarketVector Indexes ETFs nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in the MarketVector Indexes ETFs. Solactive AG is not responsible for fulfilling the legal requirements concerning the accuracy and completeness of the prospectus of the MarketVector Indexes ETFs.
Source ICE Data Indices, LLC (“ICE Data”), is used with permission. “ICE” is a registered trademark of ICE Data or its affiliates. “BofA”® is a registered trademark of Bank of America Corporation licensed by Bank of America Corporation and its affiliates ("BofA") and may not be used without BofA's prior written approval. These trademarks have been licensed, along with the ICE BofA Diversified High Yield US Emerging Markets Corporate Plus Index, ICE US Fallen Angel High Yield 10% Constrained Index, ICE BofA Global Ex-US Issuers High Yield Constrained Index, ICE Exchange-Listed Fixed & Adjustable Rate Non-Financial Preferred Securities Index (collectively, the “Indices”) for use by Van Eck Associates Corporation (the “Licensee“) in connection with the VanEck Emerging Markets High Yield Bond ETF, VanEck Fallen Angel High Yield Bond ETF, VanEck International High Yield Bond ETF and the VanEck Preferred Securities ex Financials ETF (collectively, the “Products“). Neither the Licensee nor the Products, as applicable, are sponsored, endorsed, sold or promoted by ICE Data, its affiliates or their third party suppliers (“ICE Data and its Suppliers”). ICE Data and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in the Products particularly, the Licensee or the ability of the Indices to track general stock market performance. Past performance of an Index is not an indicator of or a guarantee of future results.
ICE Data’s only relationship to the Licensee is the licensing of certain trademarks and trade names and the Indices or components thereof. The Indices are determined, composed and calculated by ICE Data without regard to the Licensee or the Products or its holders. ICE Data has no obligation to take the needs of the Licensee or the holders of the Products into consideration in determining, composing or calculating the Indices. ICE Data is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Products to be issued or in the determination or calculation of the equation by which the Products are to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by ICE Data is general in nature and not tailored to the needs of the Licensee or any other person, entity or group of persons. ICE Data has no obligation or liability in connection with the administration, marketing, or trading of the Products. ICE Data is not an investment advisor. Inclusion of a security within an index is not a recommendation by ICE Data to buy, sell, or hold such security, nor is it considered to be investment advice.
ICE DATA AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM

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(“INDEX DATA”). ICE DATA AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.
The S&P Green Bond U.S. Dollar Select Index (the “Green Bond Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by the Adviser. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by the Adviser. VanEck Green Bond ETF is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of VanEck Green Bond ETF or any member of the public regarding the advisability of investing in securities generally or in VanEck Green Bond ETF particularly or the ability of the Green Bond Index to track general market performance. S&P Dow Jones Indices’ only relationship to the Adviser with respect to the Green Bond Index is the licensing of the Green Bond Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Green Bond Index is determined, composed and calculated by S&P Dow Jones Indices without regard to the Adviser or VanEck Green Bond ETF. S&P Dow Jones Indices has no obligation to take the needs of the Adviser or the owners of VanEck Green Bond ETF into consideration in determining, composing or calculating the Green Bond Index. S&P Dow Jones Indices is not responsible for and have not participated in the determination of the prices, and amount of VanEck Green Bond ETF or the timing of the issuance or sale of VanEck Green Bond ETF or in the determination or calculation of the equation by which VanEck Green Bond ETF is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of VanEck Green Bond ETF. There is no assurance that investment products based on the Green Bond Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

The S&P Dow Jones Indices does not review materials for accuracy or completeness and will not have any liability with respect thereto. The S&P Dow Jones Indices is not an expert with respect to VanEck’s prospectus or any other offering materials.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE GREEN BOND INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF VANECK GREEN BOND ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE GREEN BOND INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. S&P DJI HAS NOT PREPARED, REVIEWED AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P HAVE ANY CONTROL OVER, THE VANECK GREEN BOND ETF REGISTRATION STATEMENT, PROSPECTUS OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE ADVISER, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

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FINANCIAL HIGHLIGHTS
The financial highlights tables which follow are intended to help you understand the Funds’ financial performance for the past five years or as indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by another independent registered public accounting firm for the periods reflected in the financial highlights below, whose report, along with the Funds’ financial statements, are included in the Funds’ annual report, which is available upon request.

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FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

	BDC Income ETF
	Year Ended April 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$16.76	$10.75	$16.55	$16.10	$19.17
Net investment income (a)	1.44	1.43	1.54	1.59	1.52
Net realized and unrealized gain (loss) on investments	(0.06)	6.02	(5.86)	0.41	(3.04)
Total from investment operations	1.38	7.45	(4.32)	2.00	(1.52)
Distributions from:
Net investment income	(1.38)	(1.44)	(1.48)	(1.55)	(1.55)
Return of capital	—	— (b)	—	—	—
Total distributions	(1.38)	(1.44)	(1.48)	(1.55)	(1.55)
Net asset value, end of year	$16.76	$16.76	$10.75	$16.55	$16.10
Total return (b)	8.23%	73.81%	(27.77)%	13.27%	(8.08)%
Ratios to average net assets
Gross expenses (d)	0.41%	0.46%	0.48%	0.47%	0.49%
Net expenses (d)	0.41%	0.41%	0.41%	0.41%	0.41%
Net expenses excluding interest and taxes (d)	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	8.34%	10.57%	9.95%	9.73%	8.85%
Supplemental data
Net assets, end of year (in millions)	$625	$412	$170	$207	$178
Portfolio turnover rate (e)	29%	26%	22%	13%	19%

(a)Calculated based upon average shares outstanding.
(b)Amount represents less than $0.005 per share.
(c)Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)Periods after April 30, 2021 reflect a unitary management fee structure.
(e)Portfolio turnover rate excludes in-kind transactions.

128

	Emerging Markets High Yield Bond ETF
	Year Ended April 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$23.63	$20.54	$23.34	$23.83	$24.86
Net investment income (a)	1.20	1.29	1.42	1.33	1.33
Net realized and unrealized gain (loss) on investments	(4.11)	3.06	(2.77)	(0.46)	(1.01)
Total from investment operations	(2.91)	4.35	(1.35)	0.87	0.32
Distributions from:
Net investment income	(1.20)	(1.26)	(1.45)	(1.36)	(1.35)
Net asset value, end of year	$19.52	$23.63	$20.54	$23.34	$23.83
Total return (b)	(12.84)%	21.53%	(6.27)%	3.93%	1.28%
Ratios to average net assets
Gross expenses (c)	0.40%	0.45%	0.47%	0.46%	0.45%
Net expenses (c)	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	5.39%	5.58%	6.19%	5.81%	5.43%
Supplemental data
Net assets, end of year (in millions)	$1,152	$784	$308	$261	$372
Portfolio turnover rate (d)	34%	31%	28%	27%	40%

(a)Calculated based upon average shares outstanding.
(b)Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)Periods after April 30, 2021 reflect a unitary management fee structure.
(d)Portfolio turnover rate excludes in-kind transactions.

129

For a share outstanding throughout each year:

	Fallen Angel High Yield Bond ETF
	Year Ended April 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$32.20	$26.84	$29.00	$29.19	$29.65
Net investment income (a)	1.19	1.49	1.54	1.64	1.54
Net realized and unrealized gain (loss) on investments	(3.22)	5.35	(2.16)	(0.24)	(0.40)
Total from investment operations	(2.03)	6.84	(0.62)	1.40	1.14
Distributions from:
Net investment income	(1.23)	(1.48)	(1.54)	(1.59)	(1.51)
Net realized capital gains	—	—	—	—	(0.09)
Total distributions	(1.23)	(1.48)	(1.54)	(1.59)	(1.60)
Net asset value, end of year	$28.94	$32.20	$26.84	$29.00	$29.19
Total return (b)	(6.63)%	25.95%	(2.38)%	5.04%	3.86%
Ratios to average net assets
Gross expenses (c)	0.35%	0.43%	0.43%	0.45%	0.44%
Net expenses (c)	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	3.70%	4.83%	5.35%	5.76%	5.16%
Supplemental data
Net assets, end of year (in millions)	$3,826	$4,915	$1,683	$976	$1,223
Portfolio turnover rate (d)	44%	27%	68%	29%	20%

(a)Calculated based upon average shares outstanding.
(b)Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)Periods after April 30, 2021 reflect a unitary management fee structure.
(d)Portfolio turnover rate excludes in-kind transactions.

130

	Green Bond ETF
	Year Ended April 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$27.16	$26.85	$25.87	$26.54	$25.44
Net investment income (a)	0.55	0.55	0.58	0.34	0.29
Net realized and unrealized gain (loss) on investments	(3.03)	0.28 (b)	1.00	(0.68)	1.16
Total from investment operations	(2.48)	0.83	1.58	(0.34)	1.45
Distributions from:
Net investment income	(0.55)	(0.52)	(0.50)	(0.29)	(0.35)
Net realized capital gains	—	—	—	—	— (c)
Return of capital	—	—	(0.10)	(0.04)	—
Total distributions	(0.55)	(0.52)	(0.60)	(0.33)	(0.35)
Net asset value, end of year	$24.13	$27.16	$26.85	$25.87	$26.54
Total return (d)	(9.30)%	3.07%	6.17%	(1.25)%	5.72%
Ratios to average net assets
Gross expenses (e)	0.20%	0.65%	0.83%	1.02%	1.56%
Net expenses (e)	0.20%	0.20%	0.23%	0.33%	0.40%
Net investment income	2.07%	2.01%	2.17%	1.32%	1.10%
Supplemental data
Net assets, end of year (in millions)	$95	$84	$32	$26	$17
Portfolio turnover rate (f)	19%	25%	83%	28%	26%

(a)Calculated based upon average shares outstanding.
(b)The amount shown does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchase of shares in relation to fluctuating market values of the investments of the Fund.
(c)Amount represents less than $0.005 per share.
(d)Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(e)Periods after April 30, 2021 reflect a unitary management fee structure.
(f)Portfolio turnover rate excludes in-kind transactions.

131

For a share outstanding throughout each year:

	International High Yield Bond ETF
	Year Ended April 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$25.71	$22.21	$24.54	$25.20	$24.90
Net investment income (a)	1.02	1.13	1.26	1.13	1.07
Net realized and unrealized gain (loss) on investments	(4.78)	3.54	(2.33)	(0.65)	0.39
Total from investment operations	(3.76)	4.67	(1.07)	0.48	1.46
Distributions from:
Net investment income	(1.05)	(1.10)	(1.17)	(1.08)	(1.02)
Return of capital	—	(0.07)	(0.09)	(0.06)	(0.14)
Total distributions	(1.05)	(1.17)	(1.26)	(1.14)	(1.16)
Net asset value, end of year	$20.90	$25.71	$22.21	$24.54	$25.20
Total return (b)	(15.07)%	21.30%	(4.67)%	2.08%	5.91%
Ratios to average net assets
Gross expenses (c)	0.40%	0.56%	0.62%	0.54%	0.52%
Net expenses (c)	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	4.21%	4.54%	5.17%	4.66%	4.19%
Supplemental data
Net assets, end of year (in millions)	$79	$100	$89	$113	$171
Portfolio turnover rate (d)	25%	33%	37%	32%	41%

	IG Floating Rate ETF
	Year Ended April 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$25.33	$24.61	$25.25	$25.32	$25.14
Net investment income (a)	0.14	0.23	0.68	0.77	0.52
Net realized and unrealized gain (loss) on investments	(0.25)	0.76	(0.61)	(0.10)	0.13
Total from investment operations	(0.11)	0.99	0.07	0.67	0.65
Distributions from:
Net investment income	(0.15)	(0.27)	(0.71)	(0.74)	(0.47)
Net asset value, end of year	$25.07	$25.33	$24.61	$25.25	$25.32
Total return (b)	(0.45)%	4.07%	0.26%	2.71%	2.59%
Ratios to average net assets
Gross expenses (c)	0.14%	0.39%	0.40%	0.40%	0.41%
Net expenses (c)	0.14%	0.14%	0.14%	0.14%	0.14%
Net investment income	0.56%	0.93%	2.70%	3.05%	2.06%
Supplemental data
Net assets, end of year (in millions)	$1,135	$560	$461	$542	$377
Portfolio turnover rate (d)	78%	72%	40%	30%	28%

(a)Calculated based upon average shares outstanding.
(b)Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)Periods after April 30, 2021 reflect a unitary management fee structure.
(d)Portfolio turnover rate excludes in-kind transactions.

132

For a share outstanding throughout each year:

	J.P. Morgan EM Local Currency Bond ETF (a)
	Year Ended April 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$31.14	$29.36	$33.11	$37.56	$37.24
Net investment income (b)	1.47	1.55	2.00	2.14	2.18
Net realized and unrealized gain (loss) on investments	(5.84)	1.78	(3.75)	(4.45)	0.40
Total from investment operations	(4.37)	3.33	(1.75)	(2.31)	2.58
Distributions from:
Net investment income	(0.77)	(0.01)	(0.48)	(1.36)	(1.98)
Return of capital	(0.67)	(1.54)	(1.52)	(0.78)	(0.28)
Total distributions	(1.44)	(1.55)	(2.00)	(2.14)	(2.26)
Net asset value, end of year	$25.33	$31.14	$29.36	$33.11	$37.56
Total return (c)	(14.56)%	11.40%	(5.79)%	(6.05)%	7.05%
Ratios to average net assets
Gross expenses	0.32%	0.31%	0.36%	0.41%	0.46%
Net expenses	0.30%	0.30%	0.30%	0.31%	0.44%
Net investment income	5.00%	4.92%	6.05%	6.35%	5.69%
Supplemental data
Net assets, end of year (in millions)	$3,073	$3,380	$3,339	$5,332	$5,645
Portfolio turnover rate (d)	33%	40%	39%	36%	28%

(a)On October 26, 2018, the Fund effected a 1 for 2 reverse share split). Per share data has been adjusted to reflect the reverse share split.
(b)Calculated based upon average shares outstanding.
(c)Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)Portfolio turnover rate excludes in-kind transactions.

	Moody’s Analytics BBB Corporate Bond ETF
	Year Ended April 30, 2022	Period Ended April 30, 2021(a)
Net asset value, beginning of period	$24.73	$25.00
Net investment income (b)	0.55	0.22
Net realized and unrealized loss on investments	(3.19)	(0.30)
Total from investment operations	(2.64)	(0.08)
Distributions from:
Net investment income	(0.57)	(0.19)
Net asset value, end of period	$21.52	$24.73
Total return (c)	(10.96)%	(0.32)	%(d)
Ratios to average net assets
Expenses	0.25%	0.25	%(e)
Net investment income	2.26%	2.14	%(e)
Supplemental data
Net assets, end of period (in millions)	$9	$10
Portfolio turnover rate (f)	48%	35	%(d)

(a)For the period December 2, 2020 (commencement of operations) through April 30, 2021.
(b)Calculated based upon average shares outstanding.
(c)Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)Not Annualized
(e)Annualized
(f)Portfolio turnover rate excludes in-kind transactions.

133

For a share outstanding throughout each period:

	Moody’s Analytics IG Corporate Bond ETF
	Year Ended April 30, 2022	Period Ended April 30, 2021(a)
Net asset value, beginning of period	$24.58	$25.00
Net investment income (b)	0.52	0.21
Net realized and unrealized loss on investments	(2.96)	(0.45)
Total from investment operations	(2.44)	(0.24)
Distributions from:
Net investment income	(0.53)	(0.18)
Net asset value, end of period	$21.61	$24.58
Total return (c)	(10.15)%	(0.97)	%(d)
Ratios to average net assets
Expenses	0.20%	0.20	%(e)
Net investment income	2.13%	2.10	%(e)
Supplemental data
Net assets, end of period (in millions)	$13	$15
Portfolio turnover rate (f)	53%	28	%(d)

(a)For the period December 2, 2020 (commencement of operations) through April 30, 2021.
(b)Calculated based upon average shares outstanding.
(c)Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)Not Annualized
(e)Annualized
(f)Portfolio turnover rate excludes in-kind transactions.

	Mortgage REIT Income ETF
	Year Ended April 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$19.45	$11.42	$23.63	$22.71	$24.49
Net investment income (a)	0.76	0.86	1.45	1.68	1.70
Net realized and unrealized gain (loss) on investments	(3.44)	8.49	(11.90)	0.94	(1.59)
Total from investment operations	(2.68)	9.35	(10.45)	2.62	0.11
Distributions from:
Net investment income	(0.79)	(0.83)	(1.45)	(1.67)	(1.81)
Return of capital	(0.75)	(0.49)	(0.31)	(0.03)	(0.08)
Total distributions	(1.54)	(1.32)	(1.76)	(1.70)	(1.89)
Net asset value, end of year	$15.23	$19.45	$11.42	$23.63	$22.71
Total return (b)	(14.74)%	85.71%	(46.63)%	12.00%	0.32%
Ratios to average net assets
Gross expenses (c)	0.41%	0.49%	0.50%	0.49%	0.49%
Net expenses (c)	0.41%	0.41%	0.41%	0.42%	0.41%
Net expenses excluding interest and taxes (c)	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	4.15%	5.55%	6.70%	7.19%	7.13%
Supplemental data
Net assets, end of year (in millions)	$211	$310	$119	$175	$132
Portfolio turnover rate (d)	12%	31%	16%	35%	21%

(a)Calculated based upon average shares outstanding.
(b)Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)Periods after April 30, 2021 reflect a unitary management fee structure.
(d)Portfolio turnover rate excludes in-kind transactions.

134

For a share outstanding throughout each year:

	Preferred Securities ex Financials ETF
	Year Ended April 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$20.97	$18.23	$19.37	$19.09	$20.12
Net investment income (a)	1.01	0.98	1.06	1.13	1.10
Net realized and unrealized gain (loss) on investments	(1.68)	2.72	(1.12)	0.32	(0.98)
Total from investment operations	(0.67)	3.70	(0.06)	1.45	0.12
Distributions from:
Net investment income	(1.13)	(0.96)	(1.08)	(1.17)	(1.14)
Return of capital	(0.02)	—	—	—	(0.01)
Total distributions	(1.15)	(0.96)	(1.08)	(1.17)	(1.15)
Net asset value, end of year	$19.15	$20.97	$18.23	$19.37	$19.09
Total return (b)	(3.61)%	20.78%	(0.54)%	7.90%	0.57%
Ratios to average net assets
Gross expenses (c)	0.40%	0.43%	0.44%	0.46%	0.45%
Net expenses (c)	0.40%	0.40%	0.41%	0.41%	0.41%
Net expenses excluding interest and taxes (c)	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	4.79%	4.97%	5.41%	5.92%	5.57%
Supplemental data
Net assets, end of year (in millions)	$1,002	$948	$689	$584	$498
Portfolio turnover rate (d)	37%	36%	45%	31%	47%

(a)Calculated based upon average shares outstanding.
(b)Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)Periods after April 30, 2021 reflect a unitary management fee structure.
(d)Portfolio turnover rate excludes in-kind transactions.

135

PREMIUM/DISCOUNT INFORMATION
Information regarding how often the closing trading price of the Shares of each Fund was above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund for the most recently completed calendar year and the most recently completed calendar quarter(s) since that year (or the life of the Fund, if shorter) can be found at www.vaneck.com.

GENERAL INFORMATION
CONTINUOUS OFFERING
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.
For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.
In addition, certain affiliates of the Funds and the Adviser may purchase and resell Fund shares pursuant to this Prospectus.
OTHER INFORMATION
The Trust was organized as a Delaware statutory trust on March 15, 2001. Its Declaration of Trust currently permits the Trust to issue an unlimited number of Shares of beneficial interest. If shareholders are required to vote on any matters, each Share outstanding would be entitled to one vote. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the Funds’ SAI for more information concerning the Trust’s form of organization. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of a Fund (except VanEck BDC Income ETF). Registered investment companies are permitted to invest in the Funds (except VanEck BDC Income ETF) beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in SEC regulations, including that such investment companies enter into an agreement with such Fund.
The Prospectus, SAI and any other Fund communication do not create any contractual obligations between the Fund’s shareholders and the Trust, the Fund, the Adviser and/or the Trustees. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) any Fund, including contracts with the Adviser or other parties who provide services to the Fund.
Dechert LLP serves as counsel to the Trust, including the Funds. PricewaterhouseCoopers LLP serves as the Trust’s independent registered public accounting firm and will audit the Fund’s financial statements annually.

136

ADDITIONAL INFORMATION
This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Funds’ Shares. The Funds’ Registration Statement, including this Prospectus, the Funds’ SAI and the exhibits are available on the EDGAR database at the SEC’s website (http://www.sec.gov), and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
The SAI for the Funds, which has been filed with the SEC, provides more information about the Funds. The SAI for the Funds is incorporated herein by reference and is legally part of this Prospectus. Additional information about the Funds’ investments is available in each Fund’s annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI and the Funds’ annual and semi-annual reports may be obtained without charge by writing to the Funds at Van Eck Securities Corporation, the Funds’ Distributor, at 666 Third Avenue, 9th Floor, New York, New York 10017 or by calling the Distributor at the following number: Investor Information: 800.826.2333.
Shareholder inquiries may be directed to the Funds in writing to 666 Third Avenue, 9th Floor, New York, New York 10017 or by calling 800.826.2333.
The Funds’ SAI is available at www.vaneck.com.
(Investment Company Act file no. 811-10325)

137

For more detailed information about the Funds, see the SAI dated September 1, 2022, as may be supplemented from time to time. Additional information about the Funds’ investments is or will be available in each Fund’s annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
Call VanEck at 800.826.2333 to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Funds or to make shareholder inquiries. You may also obtain the SAI or a Fund’s annual or semi-annual reports by visiting the VanEck website at www.vaneck.com.
Reports and other information about the Funds are available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Transfer Agent: State Street Bank and Trust Company SEC Registration Number: 333-123257 1940 Act Registration Number: 811-10325	800.826.2333 vaneck.com
INCOMEPRO

PROSPECTUS
September 1, 2022
VANECK®
CEF Muni Income ETF    XMPT®
High Yield Muni ETF    HYD®
HIP Sustainable Muni ETF    SMI
Intermediate Muni ETF    ITM®
Long Muni ETF    MLN®
Muni Allocation ETF    MAAX™
Short High Yield Muni ETF    SHYD®
Short Muni ETF    SMB®

Principal U.S. Listing Exchange for each Fund: Cboe BZX Exchange, Inc.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

800.826.2333    vaneck.com

VANECK® CEF MUNI INCOME ETF
SUMMARY INFORMATION
INVESTMENT OBJECTIVE
VanEck® CEF Muni Income ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the S-Network Municipal Bond Closed-End Fund IndexSM (the “CEFMX Index”).
FUND FEES AND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.40%
Other Expenses(a)	0.00%
Acquired Fund Fees and Expenses(b)	1.41%
Total Annual Fund Operating Expenses(a)	1.81%

(a)    Van Eck Associates Corporation (the “Adviser”) will pay all expenses of the Fund, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Notwithstanding the foregoing, the Adviser has agreed to pay the offering costs until at least September 1, 2023.
(b)    “Acquired Fund Fees and Expenses” reflect the Fund’s pro rata portion of the expenses charged by the Underlying Funds (as defined herein). These expenses are based on the total expense ratio disclosed in each Underlying Fund’s most recent shareholder report. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund’s financial statements and the information presented in the table will differ from that presented in the Fund’s financial highlights included in the Fund’s reports to shareholders.
EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$184
3	$569
5	$980
10	$2,127

PORTFOLIO TURNOVER
The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its total assets in investments the income from which is exempt from U.S. federal income tax (other than federal alternative minimum tax (“AMT”)). The Fund is a “fund of funds,” meaning that it invests all or a portion of its assets in other funds (the “Underlying Funds”). The Fund normally invests at least 80% of its total assets in securities of issuers that comprise the Fund’s benchmark index. The CEFMX Index is comprised of shares of U.S.-listed closed-end funds.

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The Underlying Funds invest in municipal bonds issued by states or local governments or agencies the income of which is exempt from U.S. federal income tax, but a portion of this income may be subject to the AMT and will generally be subject to state income taxes. The Fund’s investment policy to invest at least 80% of its total assets in investments the income from which is exempt from U.S. federal income tax (other than AMT) requires shareholder approval before it can be changed. The Fund may count investments that generate income subject to the AMT toward the 80% investment requirement.
The Investment Company Act of 1940, as amended (the “1940 Act”), places limits on the percentage of the total outstanding stock of an Underlying Fund that may be owned by the Fund.
The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the CEFMX Index by investing in a portfolio of securities that generally replicates the CEFMX Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the CEFMX Index and does not take temporary defensive positions that are inconsistent with its investment objective of seeking to replicate the CEFMX Index.
The Fund may become “non-diversified” as defined under the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the CEFMX Index. This means that the Fund may invest a greater percentage of its assets in a limited number of issuers than would be the case if the Fund were always managed as a diversified management investment company. The Fund intends to be diversified in approximately the same proportion as the CEFMX Index. Shareholder approval will not be sought when the Fund crosses from diversified to non-diversified status due solely to a change in the relative market capitalization or index weighting of one or more constituents of the CEFMX Index.
The Fund may concentrate its investments in a particular industry or group of industries to the extent that the CEFMX Index concentrates in an industry or group of industries.
PRINCIPAL RISKS OF INVESTING IN THE FUND
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.
Fund of Funds Risk. The performance of the Fund is dependent on the performance of the Underlying Funds. The Fund is subject to the risks of the Underlying Funds’ investments. In addition, the Fund’s shareholders will indirectly bear the expenses of the Underlying Funds, absorbing duplicative levels of fees with respect to investments in the Underlying Funds. In addition, at times certain segments of the market represented by the Underlying Funds may be out of favor and underperform other segments.
Risks of Investing in Closed-End Funds. The shares of a closed-end fund may trade at a discount or premium to their net asset value (“NAV”). A closed-end fund may be leveraged as part of its investment strategy. As a result, the Fund may be indirectly exposed to the effects of leverage through its investment in the Underlying Funds. Investments in Underlying Funds that use leverage may cause the value of the Fund’s Shares to be more volatile than if the Fund invested in Underlying Funds that do not utilize leverage and may expose the Fund to the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns on the Shares) will be diminished.
To comply with provisions of the 1940 Act, the Adviser may be required to vote Underlying Fund shares in the same general proportion as shares held by other shareholders of the Underlying Fund.
Underlying Funds Risk. The Fund may be subject to the following risks as a result of its investment in the Underlying Funds:
Market Risk. The prices of the securities in the Underlying Funds are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. An investment in an Underlying Fund may lose money.
Municipal Securities Risk. The Underlying Funds may invest in municipal securities. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Certain municipalities may have difficulty meeting their obligations due to, among other reasons, changes in underlying demographics. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to government regulation, taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, utilities and water and sewer, conditions in those sectors can affect the overall municipal market. Municipal securities include

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general obligation bonds, which are backed by the “full faith and credit” of the issuer, which has the power to tax residents to pay bondholders. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. General obligation bonds generally are not backed by revenues from a specific project or source. Municipal securities also include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. The market for municipal bonds may be less liquid than for taxable bonds. There may be less information available on the financial condition of issuers of municipal securities than for public corporations. Municipal instruments may be susceptible to periods of economic stress, which could affect the market values and marketability of many or all municipal obligations of issuers in a state, U.S. territory, or possession. For example, the COVID-19 pandemic has significantly stressed the financial resources of many municipal issuers, which may impair a municipal issuer’s ability to meet its financial obligations when due and could adversely impact the value of its bonds, which could negatively impact the performance of the Fund.
High Yield Securities Risk. The Underlying Funds may invest in high yield securities. Securities rated below investment                     grade are commonly referred to as high yield securities or “junk bonds.” High yield securities are often issued by issuers that are restructuring, are smaller or less creditworthy than other issuers, or are more highly indebted than other issuers. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. The prices of high yield securities are likely to be more sensitive to adverse economic changes or individual municipal developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, high yield security issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The secondary market for municipal securities that are high yield securities may be less liquid than the markets for higher quality municipal securities or high yield securities issued by corporate issuers and, as such, may have an adverse effect on the market prices of and an Underlying Fund’s ability to arrive at a fair value for certain securities. In addition, periods of economic uncertainty and change may result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Fund’s NAV.
Credit Risk. Bonds are subject to credit risk. Credit risk refers to the possibility that the issuer or guarantor of a security         will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations and/or default completely. Bonds are subject to varying degrees of credit risk, depending on the issuer’s financial condition and on the terms of the securities, which may be reflected in credit ratings. There is a possibility that the credit rating of a bond may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security. The Underlying Funds may hold securities that are insured by a bond insurer. A downgrade of the credit rating of such bond insurer may cause the value of the insured security to decline.
Interest Rate Risk. Debt securities, such as bonds, are subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up. Many factors can cause interest rates to rise, including central bank monetary policy, rising inflation rates and general economic conditions. The prevailing historically low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility and increased redemptions. In addition, debt securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than debt securities with shorter durations. In response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates. These actions present heightened risks to debt instruments, and such risks could increase if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.
Call Risk. The Underlying Funds may invest in callable bonds. If interest rates fall, it is possible that issuers of callable securities will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during or following a period of declining interest rates, the Underlying Fund is likely to have to replace such called security with a lower yielding security or securities with greater risks or other less favorable features. If that were to happen, it would decrease the Underlying Fund’s net investment income, resulting in a decline in the Fund’s income.
Tax Risk. There is no guarantee that an Underlying Fund’s income will be exempt from U.S. federal or state income     taxes. Events occurring after the date of issuance of a municipal bond or after an Underlying Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by an Underlying Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state

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changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.
Liquidity Risk. Unlike the Fund, as closed-end funds the Underlying Funds are not limited in their ability to invest in illiquid securities. Securities with reduced liquidity involve greater risk than securities with more liquid markets. Prices of securities not traded on an exchange may vary over time. Secondary trading of a fixed-income security may decline for a period of time if its credit quality unexpectedly declines. An Underlying Fund may not receive full value for assets sold during periods of infrequent trading.
Leverage Risk. Ordinary borrowings by an Underlying Fund or an Underlying Fund’s investment in derivatives may result         in leverage. If the prices of those investments decrease, or if the cost of borrowing exceeds any increase in the prices of investments made with the proceeds of the borrowing, the NAV of the Underlying Fund’s shares will decrease more than if the Underlying Fund had not used leverage. An Underlying Fund may have to sell investments at a time and at a price that is unfavorable to the Underlying Fund to repay borrowings. Interest on borrowings is an expense the Underlying Fund would not otherwise incur. Leverage magnifies the potential for gain and the risk of loss. If an Underlying Fund uses leverage, there can be no assurance that the Underlying Fund’s leverage strategy will be successful.
Anti-Takeover Measures Risk. Certain Underlying Funds may have provisions in their organizational documents intended to limit the ability of third parties to acquire control or change the composition of the Underlying Fund’s board. This may discourage a third party from seeking to obtain control of the Underlying Fund, which could limit the ability of Underlying Fund shareholders to sell their shares at a premium over prevailing market prices.
Non-Diversified Risk. Some of the Underlying Funds may invest a relatively high percentage of their assets in a smaller number of issuers or may invest a larger proportion of their assets in the obligations of a single issuer. Moreover, the gains and losses on an investment in such an Underlying Fund may have a greater impact on the Fund’s NAV and may make the value of the Fund’s investment in such an Underlying Fund more volatile than an investment in more diversified Underlying Funds.
Risk of Investment Restrictions. The Fund and its affiliates are limited in the amount that they, in the aggregate, can invest in the outstanding voting securities of any one Underlying Fund. The Fund and its affiliates may not acquire “control” of an unaffiliated Underlying Fund, which is presumed once ownership of an Underlying Fund’s outstanding voting securities exceeds 25%. This limitation could inhibit the Fund’s ability to purchase one or more Underlying Funds in the CEFMX Index in the proportions represented in the CEFMX Index. In these circumstances, the Fund would be required to use sampling techniques, which could increase the risk of tracking error.
Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.
Index Tracking Risk. The Fund’s return may not match the return of the CEFMX Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the CEFMX Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the CEFMX Index or (to the extent the Fund effects creations and redemptions for cash) raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein), which are not factored into the return of the CEFMX Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the CEFMX Index. Errors in CEFMX Index data, CEFMX Index computations and/or the construction of the CEFMX Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the CEFMX Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Shareholders should understand that any gains from the CEFMX Index provider's errors will be kept by the Fund and its shareholders and any losses or costs resulting from the CEFMX Index provider's errors will be borne by the Fund and its shareholders. When the CEFMX Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the CEFMX Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Apart from scheduled rebalances, the CEFMX Index provider or its agents may carry out additional ad hoc rebalances to the CEFMX Index. Therefore, errors and additional ad hoc rebalances carried out by the CEFMX Index provider or its agents to the CEFMX Index may increase the costs to and the tracking error risk of the Fund. The Fund’s performance may also deviate from the return of the CEFMX Index due to certain listing standards of the Fund's listing exchange (the “Exchange”) or legal restrictions or limitations (such as diversification requirements). The Fund may value certain of its investments, underlying securities and/or currencies, and/or other assets based on fair value prices. When markets are volatile, the ability to sell securities at fair value prices may be adversely impacted and may result in additional trading costs and/or increase the index tracking risk. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the CEFMX Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the CEFMX

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Index. Changes to the composition of the CEFMX Index in connection with a rebalancing or reconstitution of the CEFMX Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.
Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a greater discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
No Guarantee of Active Trading Market. While Shares are listed on the Exchange, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.
Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in bonds, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the CEFMX Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Additionally, unusual market conditions may cause the CEFMX Index provider to postpone a scheduled rebalance or reconstitution, which could cause the CEFMX Index to vary from its normal or expected composition. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.
Non-Diversification Risk. The Fund may become classified as non-diversified under the 1940 Act, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the CEFMX Index. If the Fund becomes non-diversified, it may invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.
Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the CEFMX Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund is concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.
PERFORMANCE
The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year, ten year and/or since inception periods, as applicable, compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance

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(before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.
Annual Total Returns (%)—Calendar Years
The year-to-date total return as of June 30, 2022 was -20.77%.

Best Quarter:	10.40%	1Q 2019
Worst Quarter:	-9.05%	4Q 2016
Average Annual Total Returns for the Periods Ended December 31, 2021
The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Past Ten Years
VanEck CEF Muni Income ETF (return before taxes)	8.34%	7.35%	6.05%
VanEck CEF Muni Income ETF (return after taxes on distributions)	8.32%	7.33%	6.03%
VanEck CEF Muni Income ETF (return after taxes on distributions and sale of Fund Shares)	6.70%	6.72%	5.80%
S-Network Municipal Bond Closed-End Fund Index (reflects no deduction for fees, expenses or taxes)	8.35%	7.64%	6.38%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-1.54%	3.57%	2.90%
ICE BofA Broad US Market Index[1] (reflects no deduction for fees, expenses or taxes)	-1.58%	3.63%	2.97%

See “License Agreements and Disclaimers” for important information.
1 On September 1, 2022, the ICE BofA Broad US Market Index replaced the Bloomberg US Aggregate Bond Index as the Fund's broad-based benchmark index as the Adviser believes it is more representative of broad bond market exposure.
PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Associates Corporation.
Portfolio Manager. The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:

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Name	Title with Adviser	Date Began Managing the Fund
Peter H. Liao	Portfolio Manager	July 2011

PURCHASE AND SALE OF FUND SHARES
For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to the “Summary Information about Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” section of this Prospectus.

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VANECK® HIGH YIELD MUNI ETF
SUMMARY INFORMATION
INVESTMENT OBJECTIVE
VanEck® High Yield Muni ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the ICE High Yield Crossover Municipal Bond Transition Index (the “High Yield Index”).
FUND FEES AND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.35%
Other Expenses(a)	0.00%
Total Annual Fund Operating Expenses(a)	0.35%

(a)    Van Eck Associates Corporation (the “Adviser”) will pay all expenses of the Fund, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Notwithstanding the foregoing, the Adviser has agreed to pay the offering costs until at least September 1, 2023.
EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$36
3	$113
5	$197
10	$443

PORTFOLIO TURNOVER
The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its total assets in securities that comprise the benchmark index. The High Yield Index is comprised of publicly traded municipal bonds that cover the U.S. dollar denominated high yield long-term tax-exempt bond market. By the end of the Fund’s index transition period (as described below), the High Yield Index is expected to track the high yield municipal bond market with an ultimate weight of 70% in non-investment grade municipal bonds, 25% in triple-B rated investment grade municipal bonds and 5% in single-A rated investment grade municipal bonds (in accordance with the High Yield Index provider’s methodology). This 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days' prior written notice to shareholders.

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The Fund has adopted a fundamental investment policy to invest at least 80% of its assets in municipal securities. Such policy cannot be changed without a shareholder vote. For purposes of this policy, the term “assets” means net assets plus the amount of any borrowings for investment purposes. This percentage limitation applies at the time of the investment.
The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the High Yield Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the High Yield Index and does not take temporary defensive positions that are inconsistent with its investment objective of seeking to replicate the High Yield Index. Because of the practical difficulties and expense of purchasing all of the securities in the High Yield Index, the Fund does not purchase all of the securities in the High Yield Index. Instead, the Adviser utilizes a “sampling” methodology in seeking to achieve the Fund’s objective. As such, the Fund may purchase a subset of the bonds in the High Yield Index in an effort to hold a portfolio of bonds with generally the same risk and return characteristics of the High Yield Index.
The Fund may concentrate its investments in a particular industry or group of industries to the extent that the High Yield Index concentrates in an industry or group of industries. As of April 30, 2022, the High Yield Index had 21,443 component securities and each of the industrial development and special tax (i.e., revenue bonds backed by a special tax) sectors represented a significant portion of the High Yield Index. The High Yield Index is rebalanced on the last calendar day of the month.
Prior to the selection of the High Yield Index, the Fund tracked the Bloomberg Municipal Custom High Yield Composite Index (the “Prior High Yield Index”). The Fund began tracking the High Yield Index on March 1, 2022. The High Yield Index is an interim index that gradually increases exposure to securities based on their weightings in the ICE Broad High Yield Crossover Municipal Index (the "Final High Yield Index") while proportionally reducing exposure to certain component securities of the Prior High Yield Index. The Fund is expected to begin tracking the Final High Yield Index on December 1, 2022.
PRINCIPAL RISKS OF INVESTING IN THE FUND
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.
Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Certain municipalities may have difficulty meeting their obligations due to, among other reasons, changes in underlying demographics. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to government regulation, taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, utilities and water and sewer, conditions in those sectors can affect the overall municipal market. Municipal securities include general obligation bonds, which are backed by the “full faith and credit” of the issuer, which has the power to tax residents to pay bondholders. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. General obligation bonds generally are not backed by revenues from a specific project or source. Municipal securities also include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. The market for municipal bonds may be less liquid than for taxable bonds. There may be less information available on the financial condition of issuers of municipal securities than for public corporations. Municipal instruments may be susceptible to periods of economic stress, which could affect the market values and marketability of many or all municipal obligations of issuers in a state, U.S. territory, or possession. For example, the COVID-19 pandemic has significantly stressed the financial resources of many municipal issuers, which may impair a municipal issuer’s ability to meet its financial obligations when due and could adversely impact the value of its bonds, which could negatively impact the performance of the Fund.
High Yield Securities Risk. Securities rated below investment grade are commonly referred to as high yield securities or “junk bonds.” High yield securities are often issued by issuers that are restructuring, are smaller or less creditworthy than other issuers, or are more highly indebted than other issuers. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. The prices of high yield securities are likely to be more sensitive to adverse economic changes or individual municipal developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, high yield security issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The secondary market for municipal securities that are high yield securities may be less liquid than the markets for higher quality municipal securities or high yield securities issued by corporate issuers and, as such, may have an adverse effect on the market prices of and the Fund’s ability to arrive at a fair value for certain securities. The illiquidity of the market also could make it difficult for the Fund to sell certain securities in

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connection with a rebalancing of the High Yield Index. In addition, periods of economic uncertainty and change may result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Fund’s net asset value (“NAV”).
Credit Risk. Bonds are subject to credit risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations and/or default completely. Bonds are subject to varying degrees of credit risk, depending on the issuer’s financial condition and on the terms of the securities, which may be reflected in credit ratings. There is a possibility that the credit rating of a bond may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security.
Interest Rate Risk. Debt securities, such as bonds, are subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up. Many factors can cause interest rates to rise, including central bank monetary policy, rising inflation rates and general economic conditions. The prevailing historically low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility and increased redemptions. In addition, debt securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than debt securities with shorter durations. In response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates. These actions present heightened risks to debt instruments, and such risks could increase if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.
Call Risk. The Fund may invest in callable bonds. If interest rates fall, it is possible that issuers of callable securities will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during or following a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security or securities with greater risks or other less favorable features. If that were to happen, it would decrease the Fund’s net investment income.
Private Activity Bonds Risk. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition and performance of private activity bonds. The issuers of private activity bonds in which the Fund may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or the project itself. The Fund’s private activity bond holdings also may pay interest subject to the alternative minimum tax. See the section of the Prospectus entitled “Shareholder Information—Tax Information” for more details.
Industrial Development Bond Risk. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition and performance of industrial development bonds. These revenue bonds are issued by or on behalf of public authorities to obtain funds to finance various public and/or privately operated facilities, including those for business and manufacturing, housing, sports, pollution control, airport, mass transit, port and parking facilities. These bonds are normally secured only by the revenues from the project and not by state or local government tax payments. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. Payment of interest on and repayment of principal on such bonds are the responsibility of the user and/or any guarantor. These bonds are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, the value and credit quality of these bonds are sensitive to the risks related to an economic slowdown.
Special Tax Bond Risk. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition and performance of special tax bonds. Special tax bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities, which may adversely affect the value of the Fund’s portfolio.
California Risk. The Fund may invest a significant portion of its assets in municipal obligations of issuers located in the State of California. Consequently, the Fund may be affected by political, economic, regulatory and other developments within California and by the financial condition of California’s political subdivisions, agencies, instrumentalities and public authorities.
Illinois Risk. The Fund may invest a significant portion of its assets in municipal obligations of issuers located in the State of Illinois. Consequently, the Fund may be affected by political, economic, regulatory and other developments within Illinois and by the financial condition of Illinois’ political subdivisions, agencies, instrumentalities and public authorities.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. An investment in the Fund may lose money.

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Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.
Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the High Yield Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the bonds in the High Yield Index. Conversely, a positive development relating to an issuer of securities in the High Yield Index that is not held by the Fund could cause the Fund to underperform the High Yield Index. To the extent the assets in the Fund are smaller, these risks will be greater.
Index Tracking Risk. The Fund’s return may not match the return of the High Yield Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the High Yield Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the High Yield Index or (to the extent the Fund effects creations and redemptions for cash) raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein), which are not factored into the return of the High Yield Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the High Yield Index. Errors in the High Yield Index data, High Yield Index computations and/or the construction of the High Yield Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the High Yield Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Shareholders should understand that any gains from the High Yield Index provider's errors will be kept by the Fund and its shareholders and any losses or costs resulting from the High Yield Index provider's errors will be borne by the Fund and its shareholders. When the High Yield Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the High Yield Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. In addition, the Fund's use of a representative sampling approach may cause the fund to not be as well correlated with the return of the High Yield Index as would be the case if the Fund purchased all of the securities in the High Yield Index in the proportions in which they are represented in the High Yield Index. Apart from scheduled rebalances, the High Yield Index provider or its agents may carry out additional ad hoc rebalances to the High Yield Index. Therefore, errors and additional ad hoc rebalances carried out by the High Yield Index provider or its agents to the High Yield Index may increase the costs to and the tracking error risk of the Fund. The Fund’s performance may also deviate from the return of the High Yield Index due to certain listing standards of the Fund's listing exchange (the “Exchange”) or legal restrictions or limitations (such as diversification requirements). The Fund may value certain of its investments, underlying securities and/or currencies, and/or other assets based on fair value prices. When markets are volatile, the ability to sell securities at fair value prices may be adversely impacted and may result in additional trading costs and/or increase the index tracking risk. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the High Yield Index. In addition, sale of securities may result in the recognition of accrued market discount and/or net realized gains for tax purposes, which may result in taxable distributions to shareholders. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the High Yield Index. Changes to the composition of the High Yield Index in connection with a rebalancing or reconstitution of the High Yield Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.
The High Yield Index will gradually increase exposure to securities based on their weightings in the Final High Yield Index while proportionally reducing exposure to certain component securities of the Prior High Yield Index. These adjustments to the Fund's portfolio holdings are expected to increase the Fund's transaction costs and turnover rate.
Tax Risk. There is no guarantee that the Fund’s income will be exempt from U.S. federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.
Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a greater discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
No Guarantee of Active Trading Market. While Shares are listed on the Exchange, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step

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away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.
Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in bonds, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the High Yield Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Additionally, unusual market conditions may cause the High Yield Index provider to postpone a scheduled rebalance or reconstitution, which could cause the High Yield Index to vary from its normal or expected composition. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.
Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the High Yield Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund is concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.
PERFORMANCE
The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year, ten year and/or since inception periods, as applicable, compared with the Fund’s benchmark index and a broad measure of market performance. Prior to March 1, 2022, the Fund sought to replicate as closely as possible, before fees and expenses, the price and yield performance of the Prior High Yield Index. Therefore, performance information prior to March 1, 2022 reflects the performance of the Fund tracking the Prior High Yield Index. On December 1, 2022, the Fund is expected to begin tracking the Final High Yield Index. All returns assume reinvestment of dividends and distributions. The Fund’s past

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performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.
Annual Total Returns (%)—Calendar Years
The year-to-date total return as of June 30, 2022 was -13.04%.

Best Quarter:	6.39%	1Q 2012
Worst Quarter:	-7.55%	1Q 2020
Average Annual Total Returns for the Periods Ended December 31, 2021
The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Past Ten Years
VanEck High Yield Muni ETF (return before taxes)*	5.33%	5.34%	5.24%
VanEck High Yield Muni ETF (return after taxes on distributions)	5.33%	5.33%	5.22%
VanEck High Yield Muni ETF (return after taxes on distributions and sale of Fund Shares)	4.77%	5.11%	5.13%
Bloomberg Municipal Custom High Yield Composite Index (reflects no deduction for fees, expenses or taxes)	7.02%	7.30%	6.88%
ICE High Yield Crossover Municipal Bond Transition Index (reflects no deduction for fees, expenses or taxes)**	—	—	—
ICE Broad High Yield Crossover Municipal Index (reflects no deduction for fees, expenses or taxes)**	—	—	—
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-1.54%	3.57%	2.90%
ICE BofA Broad US Market Index[1] (reflects no deduction for fees, expenses or taxes)	-1.58%	3.63%	2.97%

* Prior to March 1, 2022, the Fund sought to replicate as closely as possible, before fees and expenses, the price and yield performance of the Prior High Yield Index. Therefore, performance information prior to March 1, 2022 reflects the performance of the Fund tracking the Prior High Yield Index.

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** The inception date of the High Yield Index and the Final High Yield Index was December 11, 2021.
1 On September 1, 2022, the ICE BofA Broad US Market Index replaced the Bloomberg US Aggregate Bond Index as the Fund's broad-based benchmark index as the Adviser believes it is more representative of broad bond market exposure.
See “License Agreements and Disclaimers” for important information.
PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Associates Corporation.
Portfolio Manager. The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
James T. Colby III	Portfolio Manager	February 2009

PURCHASE AND SALE OF FUND SHARES
For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to the “Summary Information about Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” section of this Prospectus.

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VANECK® HIP SUSTAINABLE MUNI ETF
SUMMARY INFORMATION
INVESTMENT OBJECTIVE
The investment objective of VanEck® HIP Sustainable Muni ETF (the “Fund”) is to seek current income generally exempt from federal income tax (other than federal alternative minimum tax (“AMT”)).
FUND FEES AND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.24%
Other Expenses(a)	0.00%
Total Annual Fund Operating Expenses(a)	0.24%

(a) Van Eck Associates Corporation (the “Adviser”) will pay all expenses of the Fund, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Notwithstanding the foregoing, the Adviser has agreed to pay the offering costs until at least September 1, 2023.
EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$25
3	$77
5	$135
10	$306

PORTFOLIO TURNOVER
The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the period from September 8, 2021 (the Fund’s commencement of operations) through April 30, 2022, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its total assets in investments the income from which is exempt from U.S. federal income tax (other than AMT). The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing, under normal circumstances, in investment grade municipal debt securities that fund issuers with operations or projects helping to promote progress towards sustainable development, in alignment with the goals and metrics defined by the United Nations Sustainable Development Goals (“SDGs”) 9, 11 and 12. The SDGs were adopted by the United Nations General Assembly to achieve sustainable development for all, and the specific goals of SDGs 9, 11 and 12 are as follows: SDG 9 is to “build resilient infrastructure, promote inclusive and sustainable industrialization and foster innovation,” SDG 11 is to “make cities and human settlements inclusive, safe, resilient and sustainable” and SDG 12 is to “ensure sustainable consumption and production patterns.” The Fund normally invests at least 80% of its total assets in securities that support sustainable development. The Adviser determines which operations or projects of issuers it believes to be supportive of sustainable

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development and that promote beneficial environmental and social outcomes in U.S. communities and cities by utilizing the rules-based investment approach described below. The Fund's policy to normally invest at least 80% of its total assets in securities that support sustainable development is non-fundamental and may be changed without shareholder approval upon 60 days' prior written notice to shareholders.
The Adviser primarily uses a rules-based investment approach which utilizes proprietary HIP (Human Impact + Profit) Ratings data for the application of impact criteria to security selection and portfolio management. HIP Ratings are produced and licensed from HIP Investor, Inc. (“HIP” or the “Data Provider”), which provides services to evaluate, rate and rank issuers and their securities based on data-driven, quantitative performance measures that demonstrate positive social, environmental and economic outcomes or mission accomplishment. The Adviser’s investment process begins by using HIP Ratings to screen municipal securities based on their SDGs 9, 11 and 12 ratings by HIP, Environmental, Social and Governance (“ESG”) ratings by HIP and Climate-Threat and Resilience ratings by HIP. HIP Ratings are only assigned to the municipal securities of issuers where at least one qualified opportunity zone is located in the issuer’s region. An “opportunity zone” is an economically-distressed community where new investments, under certain conditions, may be eligible for preferential tax treatment based on certification from the Internal Revenue Service. HIP, as the Data Provider, analyzes multiple data points of municipal securities to determine an estimate of the impact (i.e., net benefit to the community) each municipal security provides. The HIP Ratings used by the Adviser seek to evaluate the impact of municipal securities with respect to the goals and metrics defined by SDGs 9, 11 and 12, climate resilience, and overall net benefit to people, planet, and prosperity. These HIP Ratings are used by the Adviser to narrow the universe of eligible Fund investments to municipal securities that, based on the HIP Ratings, the Adviser believes have been issued to fund operations or projects that support or advance sustainable development, as well as promote positive social and environmental outcomes. Such municipal debt securities may include, but are not limited to, bonds issued in connection with (i) new or revitalized infrastructure (i.e., roads, bridges, tunnels, buildings, transportation of people and freight, affordable and safe housing and redevelopment of urban areas (e.g., green spaces), school or campus upgrades and Leadership in Energy and Environmental Design (“LEED”) qualified real estate); (ii) information and education systems (i.e., schools, research, financial services, communication services and technologies and information services); (iii) healthier communities (i.e., hospitals, food and nutrition infrastructure, waste systems, air quality and environmental management systems); (iv) cleaner energy (i.e., utilities, resource and material use); (v) inclusive and sustainable industrialization towards increased gross domestic product (“GDP”); (vi) action and resilience planning and projects to mitigate the effects of climate change and other natural disasters and hazards; and (vii) ensuring sustainable consumption and production patterns. The Adviser is not required to invest in any issuer rated by the Data Provider and the Data Provider is not acting as a sub-adviser to the Fund.
Municipal securities that the Fund may invest in include securities issued by U.S. states and municipal governments, any of their political subdivisions, agencies, or instrumentalities, or by U.S. territories and possessions, such as Guam, the U.S. Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations. The Fund may invest a significant portion of its assets in municipal obligations of issuers located in the States of California and New York. The Fund does not expect to invest in non-investment grade (or “junk”) securities. The Fund may invest in debt securities of any maturity or duration and does not have a target maturity or duration. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of a debt security, the more sensitive its market price is to changes in interest rates. The Fund seeks to reduce its exposure to credit risk by diversifying its assets among many municipal issuers and among the different types and maturities of municipal securities available.
The Fund’s investment policy to invest at least 80% of its total assets in investments the income from which is exempt from U.S. federal income tax (other than AMT) may not be changed without shareholder approval. The Fund may count investments that generate income subject to the AMT toward its 80% investment policy. For purposes of this policy, the term “assets” means net assets plus the amount of any borrowings for investment purposes. This percentage limitation applies at the time of the investment.
The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”) and, therefore, may invest a greater percentage of its assets in a particular issuer.
PRINCIPAL RISKS OF INVESTING IN THE FUND
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.
Sustainable Impact Investing Strategy Risk. The Fund's strategy of investing in municipal debt securities of issuers promoting sustainable development may limit the types and number of investments available to the Fund or cause the Fund to invest in securities that underperform the market as a whole. As a result, the Fund may underperform funds that do not have a sustainable investing strategy or funds with sustainable investing strategies that do not employ HIP Ratings. In addition, the Fund relies on the Data Provider for the identification of issuers that promote sustainable development based on their HIP Ratings; however, there can be no guarantee that the Data Provider's methodology will align with the Fund's investment strategy or desirable issuers can

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be correctly identified. Moreover, SDGs 9, 11 and 12 may be modified or abandoned in the future and there can be no guarantee that the Fund will be able to continue to use HIP Ratings or find an appropriate substitute ratings system.
Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Certain municipalities may have difficulty meeting their obligations due to, among other reasons, changes in underlying demographics. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to government regulation, taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, utilities and water and sewer, conditions in those sectors can affect the overall municipal market. Municipal securities include general obligation bonds, which are backed by the “full faith and credit” of the issuer, which has the power to tax residents to pay bondholders. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. General obligation bonds generally are not backed by revenues from a specific project or source. Municipal securities also include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. The market for municipal bonds may be less liquid than for taxable bonds. There may be less information available on the financial condition of issuers of municipal securities than for public corporations. Municipal instruments may be susceptible to periods of economic stress, which could affect the market values and marketability of many or all municipal obligations of issuers in a state, U.S. territory, or possession. For example, the COVID-19 pandemic has significantly stressed the financial resources of many municipal issuers, which may impair a municipal issuer’s ability to meet its financial obligations when due and could adversely impact the value of its bonds, which could negatively impact the performance of the Fund.
Credit Risk. Bonds are subject to credit risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations and/or default completely. Bonds are subject to varying degrees of credit risk, depending on the issuer’s financial condition and on the terms of the securities, which may be reflected in credit ratings. There is a possibility that the credit rating of a bond may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security.
Interest Rate Risk. Debt securities, such as bonds, are subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up. Many factors can cause interest rates to rise, including central bank monetary policy, rising inflation rates and general economic conditions. The prevailing historically low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility and increased redemptions. In addition, debt securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than debt securities with shorter durations. In response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates. These actions present heightened risks to debt instruments, and such risks could increase if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.
Call Risk. The Fund may invest in callable bonds. If interest rates fall, it is possible that issuers of callable securities will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during or following a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security or securities with greater risks or other less favorable features. If that were to happen, it would decrease the Fund’s net investment income.
Data Risk. Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and data (“Data”). Data is used to construct sets of transactions and investments, and to provide risk management insights. When Data proves to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks.
California Risk. The Fund may invest a significant portion of its assets in municipal obligations of issuers located in the State of California. Consequently, the Fund may be affected by political, economic, regulatory and other developments within California and by the financial condition of California’s political subdivisions, agencies, instrumentalities and public authorities.
New York Risk. The Fund may invest a significant portion of its assets in municipal obligations of issuers located in the State of New York. Consequently, the Fund may be affected by political, economic, regulatory and other developments within New York and by the financial condition of New York’s political subdivisions, agencies, instrumentalities and public authorities.
Education Bond Risk. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition and performance of education bonds. In general, there are two types of education related bonds: those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply

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educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students’ ability to pay tuition, availability of state and federal funding and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.
Health Care Bond Risk. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition and performance of health care bonds. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state and local governmental agencies. A major source of revenues for the health care industry is payments from Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may also affect the industry and the value and credit quality of health care bonds, such as general and local economic conditions, demand for services, expenses (including malpractice insurance premiums) and competition among health care providers. The following elements may adversely affect health care facility operations: the implementation of national and/or state-specific health insurance exchanges; other national, state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services; and increases and decreases in the cost and availability of medical products.
Housing Bond Risk. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition and performance of housing revenue bonds. Housing revenue bonds are generally issued by a state, county, city, local housing authority or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions and changes to current laws and regulations.
Transportation Bond Risk. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition and performance of transportation bonds. Transportation debt may be issued to finance the construction of airports, toll roads, highways or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation related securities, as do the presence of alternate forms of transportation, such as public transportation. Municipal securities that are issued to finance a particular transportation project often depend solely on revenues from that project to make principal and interest payments. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities.
Active Management Risk. The Fund is subject to management risk because it is an actively managed ETF. In managing the Fund’s portfolio, the Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.
Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.
Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as Authorized Participants (“APs”), none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a greater discount (or premium) to net asset value (“NAV”) and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

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No Guarantee of Active Trading Market. While Shares are listed on the Exchange, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.
Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. An investment in the Fund may lose money.
Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads on the Exchange and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.
Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the 1940 Act. Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.
State Concentration Risk. The Fund may invest a significant portion of its assets in municipal obligations of issuers located in a particular state or states. Consequently, the Fund may be affected by political, economic, regulatory and other developments within the state or states and by the financial condition of the state's or states' political subdivisions, agencies, instrumentalities and public authorities.
PERFORMANCE
The Fund commenced operations on September 8, 2021 and therefore does not have a performance history for a full calendar year. The Fund’s financial performance for the Fund’s first fiscal period is included in the “Financial Highlights” section of the Prospectus. Visit www.vaneck.com for current performance figures.
PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Associates Corporation.
Portfolio Managers. The following individuals are primarily and jointly responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
James T. Colby III	Portfolio Manager	August 2021
Stephanie Wang	Deputy Portfolio Manager	August 2021

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PURCHASE AND SALE OF FUND SHARES
For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to the “Summary Information About Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” section of this Prospectus.

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VANECK® INTERMEDIATE MUNI ETF
SUMMARY INFORMATION
INVESTMENT OBJECTIVE
VanEck® Intermediate Muni ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the ICE Intermediate AMT-Free Broad National Municipal Transition Index (the “Intermediate Index”).
FUND FEES AND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.24%
Other Expenses(a)	0.00%
Total Annual Fund Operating Expenses(a)	0.24%

(a)    Van Eck Associates Corporation (the “Adviser”) will pay all expenses of the Fund, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Notwithstanding the foregoing, the Adviser has agreed to pay the offering costs until at least September 1, 2023.
EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$25
3	$77
5	$135
10	$306

PORTFOLIO TURNOVER
The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its total assets in fixed income securities that comprise the Intermediate Index. The Intermediate Index is comprised of publicly traded municipal bonds that cover the U.S. dollar denominated intermediate term tax-exempt bond market. This 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days' prior written notice to shareholders.
The Fund has adopted a fundamental investment policy to invest at least 80% of its assets in municipal securities. Such policy cannot be changed without a shareholder vote. For purposes of this policy, the term “assets” means net assets plus the amount of any borrowings for investment purposes. This percentage limitation applies at the time of the investment.
The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Intermediate Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does

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not try to “beat” the Intermediate Index and does not take temporary defensive positions that are inconsistent with its investment objective of seeking to replicate the Intermediate Index. Because of the practical difficulties and expense of purchasing all of the securities in the Intermediate Index, the Fund does not purchase all of the securities in the Intermediate Index. Instead, the Adviser utilizes a “sampling” methodology in seeking to achieve the Fund’s objective. As such, the Fund may purchase a subset of the bonds in the Intermediate Index in an effort to hold a portfolio of bonds with generally the same risk and return characteristics of the Intermediate Index.
The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Intermediate Index concentrates in an industry or group of industries. As of April 30, 2022, the Intermediate Index had 22,848 component securities and the special tax (i.e., revenue bonds backed by a specific tax) sector represented a significant portion of the Intermediate Index. The Intermediate Index is rebalanced on the last calendar day of the month.
Prior to the selection of the Intermediate Index, the Fund tracked the Bloomberg AMT-Free Intermediate Continuous Municipal Index (the “Prior Intermediate Index”). The Fund began tracking the Intermediate Index on March 1, 2022. The Intermediate Index is an interim index that gradually increases exposure to securities based on their weightings in the ICE Intermediate AMT-Free Broad National Municipal Index (the “Final Intermediate Index”) while proportionally reducing exposure to certain component securities of the Prior Intermediate Index. The Fund is expected to begin tracking the Final Intermediate Index on December 1, 2022.
PRINCIPAL RISKS OF INVESTING IN THE FUND
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.
Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Certain municipalities may have difficulty meeting their obligations due to, among other reasons, changes in underlying demographics. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to government regulation, taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, utilities and water and sewer, conditions in those sectors can affect the overall municipal market. Municipal securities include general obligation bonds, which are backed by the “full faith and credit” of the issuer, which has the power to tax residents to pay bondholders. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. General obligation bonds generally are not backed by revenues from a specific project or source. Municipal securities also include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. The market for municipal bonds may be less liquid than for taxable bonds. There may be less information available on the financial condition of issuers of municipal securities than for public corporations. Municipal instruments may be susceptible to periods of economic stress, which could affect the market values and marketability of many or all municipal obligations of issuers in a state, U.S. territory, or possession. For example, the COVID-19 pandemic has significantly stressed the financial resources of many municipal issuers, which may impair a municipal issuer’s ability to meet its financial obligations when due and could adversely impact the value of its bonds, which could negatively impact the performance of the Fund.
Credit Risk. Bonds are subject to credit risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations and/or default completely. Bonds are subject to varying degrees of credit risk, depending on the issuer’s financial condition and on the terms of the securities, which may be reflected in credit ratings. There is a possibility that the credit rating of a bond may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security.
Interest Rate Risk. Debt securities, such as bonds, are subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up. Many factors can cause interest rates to rise, including central bank monetary policy, rising inflation rates and general economic conditions. The prevailing historically low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility and increased redemptions. In addition, debt securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than debt securities with shorter durations. In response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new

22

monetary programs and lowering interest rates. These actions present heightened risks to debt instruments, and such risks could increase if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.
Call Risk. The Fund may invest in callable bonds. If interest rates fall, it is possible that issuers of callable securities will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during or following a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security or securities with greater risks or other less favorable features. If that were to happen, it would decrease the Fund’s net investment income.
California Risk. The Fund may invest a significant portion of its assets in municipal obligations of issuers located in the State of California. Consequently, the Fund may be affected by political, economic, regulatory and other developments within California and by the financial condition of California’s political subdivisions, agencies, instrumentalities and public authorities.
New York Risk. The Fund may invest a significant portion of its assets in municipal obligations of issuers located in the State of New York. Consequently, the Fund may be affected by political, economic, regulatory and other developments within New York and by the financial condition of New York’s political subdivisions, agencies, instrumentalities and public authorities.
Special Tax Bond Risk. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition and performance of special tax bonds. Special tax bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities, which may adversely affect the value of the Fund’s portfolio.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. An investment in the Fund may lose money.
Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.
Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Intermediate Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in net asset value (“NAV”) than would be the case if the Fund held all of the securities in the Intermediate Index. Conversely, a positive development relating to an issuer of securities in the Intermediate Index that is not held by the Fund could cause the Fund to underperform the Intermediate Index. To the extent the assets in the Fund are smaller, these risks will be greater.
Index Tracking Risk. The Fund’s return may not match the return of the Intermediate Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Intermediate Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Intermediate Index or (to the extent the Fund effects creations and redemptions for cash) raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein), which are not factored into the return of the Intermediate Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Intermediate Index. Errors in the Intermediate Index data, Intermediate Index computations and/or the construction of the Intermediate Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Intermediate Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Shareholders should understand that any gains from the Intermediate Index provider's errors will be kept by the Fund and its shareholders and any losses or costs resulting from the Intermediate Index provider's errors will be borne by the Fund and its shareholders. When the Intermediate Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Intermediate Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. In addition, the Fund's use of a representative sampling approach may cause the fund to not be as well correlated with the return of the Intermediate Index as would be the case if the Fund purchased all of the securities in the Intermediate Index in the proportions in which they are represented in the Intermediate Index. Apart from scheduled rebalances, the Intermediate Index provider or its agents may carry out additional ad hoc rebalances to the Intermediate Index. Therefore, errors and additional ad hoc rebalances carried out by the Intermediate Index provider or its agents to the Intermediate Index may increase the costs to and the tracking error risk of the Fund. The Fund’s performance may also deviate from the return of the Intermediate Index due to certain listing standards of the Fund's listing exchange (the “Exchange”) or legal restrictions or limitations (such as diversification requirements). The Fund may value certain of its investments, underlying securities and/or currencies, and/

23

or other assets based on fair value prices. When markets are volatile, the ability to sell securities at fair value prices may be adversely impacted and may result in additional trading costs and/or increase the index tracking risk. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Intermediate Index. In addition, sale of securities may result in the recognition of accrued market discount and/or net realized gains for tax purposes, which may result in taxable distributions to shareholders. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Intermediate Index. Changes to the composition of the Intermediate Index in connection with a rebalancing or reconstitution of the Intermediate Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.
The Intermediate Index will gradually increase exposure to securities based on their weightings in the Final Intermediate Index while proportionally reducing exposure to certain component securities of the Prior Intermediate Index. These adjustments to the Fund's portfolio holdings are expected to increase the Fund's transaction costs and turnover rate.
Tax Risk. There is no guarantee that the Fund’s income will be exempt from U.S. federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.
Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a greater discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
No Guarantee of Active Trading Market. While Shares are listed on the Exchange, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.
Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in bonds, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Intermediate Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Additionally, unusual market conditions may cause the Intermediate Index provider to postpone a scheduled rebalance or reconstitution, which could cause the Intermediate Index to vary from its normal or expected composition. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.

24

Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Intermediate Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund is concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.
PERFORMANCE
The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year, ten year and/or since inception periods, as applicable, compared with the Fund’s benchmark index and a broad measure of market performance. Prior to March 1, 2022, the Fund sought to replicate as closely as possible, before fees and expenses, the price and yield performance of the Prior Intermediate Index. Therefore, performance information prior to March 1, 2022 reflects the performance of the Fund tracking the Prior Intermediate Index. On December 1, 2022, the Fund is expected to begin tracking the Final Intermediate Index. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.
Annual Total Returns (%)—Calendar Years
The year-to-date total return as of June 30, 2022 was -10.73%.

Best Quarter:	3.56%	1Q 2019
Worst Quarter:	-5.13%	4Q 2016
Average Annual Total Returns for the Periods Ended December 31, 2021
The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

25

	Past One Year	Past Five Years	Past Ten Years
VanEck Intermediate Muni ETF (return before taxes)*	0.91%	4.29%	3.56%
VanEck Intermediate Muni ETF (return after taxes on distributions)	0.88%	4.27%	3.55%
VanEck Intermediate Muni ETF (return after taxes on distributions and sale of Fund Shares)	1.32%	3.82%	3.30%
Bloomberg AMT-Free Intermediate Continuous Municipal Index (reflects no deduction for fees, expenses or taxes)	1.28%	4.82%	4.17%
ICE Intermediate AMT-Free Broad National Municipal Transition Index (reflects no deduction for fees, expenses or taxes)**	—	—	—
ICE Intermediate AMT-Free Broad National Municipal Index (reflects no deduction for fees, expenses or taxes)**	—	—	—
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-1.54%	3.57%	2.90%
ICE BofA Broad US Market Index[1] (reflects no deduction for fees, expenses or taxes)	-1.58%	3.63%	2.97%

* Prior to March 1, 2022, the Fund sought to replicate as closely as possible, before fees and expenses, the price and yield performance of the Prior Intermediate Index. Therefore, performance information prior to March 1, 2022 reflects the performance of the Fund tracking the Prior Intermediate Index.
** The inception date of the Intermediate Index and the Final Intermediate Index was December 11, 2021.
1 On September 1, 2022, the ICE BofA Broad US Market Index replaced the Bloomberg US Aggregate Bond Index as the Fund's broad-based benchmark index as the Adviser believes it is more representative of broad bond market exposure.
See “License Agreements and Disclaimers” for important information.
PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Associates Corporation.
Portfolio Manager. The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
James T. Colby III	Portfolio Manager	December 2007

PURCHASE AND SALE OF FUND SHARES
For important information about the purchase and sale of Fund Shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary Information about Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” section of this Prospectus.

26

VANECK® LONG MUNI ETF
SUMMARY INFORMATION
INVESTMENT OBJECTIVE
VanEck® Long Muni ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the ICE Long AMT-Free Broad National Municipal Transition Index (the “Long Index”).
FUND FEES AND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.24%
Other Expenses(a)	0.00%
Total Annual Fund Operating Expenses(a)	0.24%

(a)    Van Eck Associates Corporation (the “Adviser”) will pay all expenses of the Fund, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Notwithstanding the foregoing, the Adviser has agreed to pay the offering costs until at least September 1, 2023.
EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$25
3	$77
5	$135
10	$306

PORTFOLIO TURNOVER
The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its total assets in fixed income securities that comprise the Long Index. The Long Index is comprised of publicly traded municipal bonds that cover the U.S. dollar denominated long-term tax-exempt bond market. This 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days' prior written notice to shareholders.
The Fund has adopted a fundamental investment policy to invest at least 80% of its assets in municipal securities. Such policy cannot be changed without a shareholder vote. For purposes of this policy, the term “assets” means net assets plus the amount of any borrowings for investment purposes. This percentage limitation applies at the time of the investment.
The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Long Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to

27

“beat” the Long Index and does not take temporary defensive positions that are inconsistent with its investment objective of seeking to replicate the Long Index. Because of the practical difficulties and expense of purchasing all of the securities in the Long Index, the Fund does not purchase all of the securities in the Long Index. Instead, the Adviser utilizes a “sampling” methodology in seeking to achieve the Fund’s objective. As such, the Fund may purchase a subset of the bonds in the Long Index in an effort to hold a portfolio of bonds with generally the same risk and return characteristics of the Long Index.
The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Long Index concentrates in an industry or group of industries. As of April 30, 2022, the Long Index had 10,866 component securities and health care and the special tax (i.e. revenue bonds backed by a special tax) sectors represented a significant portion of the Long Index. The Long Index is rebalanced on the last calendar day of the month.
Prior to the selection of the Long Index, the Fund tracked the Bloomberg AMT-Free Long Continuous Municipal Index (the “Prior Long Index”). The Fund began tracking the Long Index on March 1, 2022. The Long Index is an interim index that gradually increases exposure to securities based on their weightings in the ICE Long AMT-Free Broad National Municipal Index (the “Final Long Index”) while proportionally reducing exposure to certain component securities of the Prior Long Index. The Fund is expected to begin tracking the Final Long Index on December 1, 2022.
PRINCIPAL RISKS OF INVESTING IN THE FUND
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.
Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Certain municipalities may have difficulty meeting their obligations due to, among other reasons, changes in underlying demographics. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to government regulation, taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, utilities and water and sewer, conditions in those sectors can affect the overall municipal market. Municipal securities include general obligation bonds, which are backed by the “full faith and credit” of the issuer, which has the power to tax residents to pay bondholders. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. General obligation bonds generally are not backed by revenues from a specific project or source. Municipal securities also include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. The market for municipal bonds may be less liquid than for taxable bonds. There may be less information available on the financial condition of issuers of municipal securities than for public corporations. Municipal instruments may be susceptible to periods of economic stress, which could affect the market values and marketability of many or all municipal obligations of issuers in a state, U.S. territory, or possession. For example, the COVID-19 pandemic has significantly stressed the financial resources of many municipal issuers, which may impair a municipal issuer’s ability to meet its financial obligations when due and could adversely impact the value of its bonds, which could negatively impact the performance of the Fund.
Credit Risk. Bonds are subject to credit risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations and/or default completely. Bonds are subject to varying degrees of credit risk, depending on the issuer’s financial condition and on the terms of the securities, which may be reflected in credit ratings. There is a possibility that the credit rating of a bond may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security.
Interest Rate Risk. Debt securities, such as bonds, are subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up. Many factors can cause interest rates to rise, including central bank monetary policy, rising inflation rates and general economic conditions. The prevailing historically low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility and increased redemptions. In addition, debt securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than debt securities with shorter durations. In response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates. These actions present heightened risks to debt instruments, and such risks could increase if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.

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California Risk. The Fund may invest a significant portion of its assets in municipal obligations of issuers located in the State of California. Consequently, the Fund may be affected by political, economic, regulatory and other developments within California and by the financial condition of California’s political subdivisions, agencies, instrumentalities and public authorities.
New York Risk. The Fund may invest a significant portion of its assets in municipal obligations of issuers located in the State of New York. Consequently, the Fund may be affected by political, economic, regulatory and other developments within New York and by the financial condition of New York’s political subdivisions, agencies, instrumentalities and public authorities.
Texas Risk. The Fund may invest a significant portion of its assets in municipal obligations of issuers located in the State of Texas. Consequently, the Fund may be affected by political, economic, regulatory and other developments within Texas and by the financial condition of Texas’ political subdivisions, agencies, instrumentalities and public authorities.
Call Risk. The Fund may invest in callable bonds. If interest rates fall, it is possible that issuers of callable securities will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during or following a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security or securities with greater risks or other less favorable features. If that were to happen, it would decrease the Fund’s net investment income.
Health Care Bond Risk. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition and performance of health care bonds. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state and local governmental agencies. A major source of revenues for the health care industry is payments from Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may also affect the industry and the value and credit quality of health care bonds, such as general and local economic conditions, demand for services, expenses (including malpractice insurance premiums) and competition among health care providers. The following elements may adversely affect health care facility operations: the implementation of national and/or state-specific health insurance exchanges; other national, state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services; and increases and decreases in the cost and availability of medical products.
Special Tax Bond Risk. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition and performance of special tax bonds. Special tax bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities, which may adversely affect the value of the Fund’s portfolio.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. An investment in the Fund may lose money.
Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.
Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Long Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in net asset value (“NAV”) than would be the case if the Fund held all of the securities in the Long Index. Conversely, a positive development relating to an issuer of securities in the Long Index that is not held by the Fund could cause the Fund to underperform the Long Index. To the extent the assets in the Fund are smaller, these risks will be greater.
Index Tracking Risk. The Fund’s return may not match the return of the Long Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Long Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Long Index or (to the extent the Fund effects creations and redemptions for cash) raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein), which are not factored into the return of the Long Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Long Index. Errors in the Long Index data, Long Index computations and/or the construction of the Long Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Long Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Shareholders should understand that any gains from the Long Index provider's errors will

29

be kept by the Fund and its shareholders and any losses or costs resulting from the Long Index provider's errors will be borne by the Fund and its shareholders. When the Long Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Long Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. In addition, the Fund's use of a representative sampling approach may cause the fund to not be as well correlated with the return of the Long Index as would be the case if the Fund purchased all of the securities in the Long Index in the proportions in which they are represented in the Long Index. Apart from scheduled rebalances, the Long Index provider or its agents may carry out additional ad hoc rebalances to the Long Index. Therefore, errors and additional ad hoc rebalances carried out by the Long Index provider or its agents to the Long Index may increase the costs to and the tracking error risk of the Fund. The Fund’s performance may also deviate from the return of the Long Index due to certain listing standards of the Fund's listing exchange (the “Exchange”) or legal restrictions or limitations (such as diversification requirements). The Fund may value certain of its investments, underlying securities and/or currencies, and/or other assets based on fair value prices. When markets are volatile, the ability to sell securities at fair value prices may be adversely impacted and may result in additional trading costs and/or increase the index tracking risk. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Long Index. In addition, sale of securities may result in the recognition of accrued market discount and/or net realized gains for tax purposes, which may result in taxable distributions to shareholders. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Long Index. Changes to the composition of the Long Index in connection with a rebalancing or reconstitution of the Long Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.
The Long Index will gradually increase exposure to securities based on their weightings in the Final Long Index while proportionally reducing exposure to certain component securities of the Prior Long Index. These adjustments to the Fund's portfolio holdings are expected to increase the Fund's transaction costs and turnover rate.
Tax Risk. There is no guarantee that the Fund’s income will be exempt from U.S. federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.
Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a greater discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
No Guarantee of Active Trading Market. While Shares are listed on the Exchange, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.
Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in bonds, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Long Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Additionally, unusual market conditions may cause the Long Index provider to postpone a scheduled rebalance or reconstitution, which could cause the Long Index to vary from its normal or expected composition. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells

30

Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.
Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Long Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund is concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.
PERFORMANCE
The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year, ten year and/or since inception periods, as applicable, compared with the Fund’s benchmark index and a broad measure of market performance. Prior to March 1, 2022, the Fund sought to replicate as closely as possible, before fees and expenses, the price and yield performance of the Prior Long Index. Therefore, performance information prior to March 1, 2022 reflects the performance of the Fund tracking the Prior Long Index. On December 1, 2022, the Fund is expected to begin tracking the Final Long Index. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.
Annual Total Returns (%)—Calendar Years

The year-to-date total return as of June 30, 2022 was -16.56%.

Best Quarter:	6.69%	1Q 2014
Worst Quarter:	-6.22%	4Q 2016
Average Annual Total Returns for the Periods Ended December 31, 2021
The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

31

	Past One Year	Past Five Years	Past Ten Years
VanEck Long Muni ETF (return before taxes)*	2.61%	5.30%	4.75%
VanEck Long Muni ETF (return after taxes on distributions)	2.49%	5.27%	4.74%
VanEck Long Muni ETF (return after taxes on distributions and sale of Fund Shares)	2.62%	4.77%	4.45%
Bloomberg AMT-Free Long Continuous Municipal Index (reflects no deduction for fees, expenses or taxes)	3.01%	5.87%	5.49%
ICE Long AMT-Free Broad National Municipal Transition Index (reflects no deduction for fees, expenses or taxes)**	—	—	—
ICE Long AMT-Free Broad National Municipal Index (reflects no deduction for fees, expenses or taxes)**	—	—	—
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-1.54%	3.57%	2.90%
ICE BofA Broad US Market Index[1] (reflects no deduction for fees, expenses or taxes)	-1.58%	3.63%	2.97%

* Prior to March 1, 2022, the Fund sought to replicate as closely as possible, before fees and expenses, the price and yield performance of the Prior Long Index. Therefore, performance information prior to March 1, 2022 reflects the performance of the Fund tracking the Prior Long Index.
** The inception date of the Long Index and the Final Long Index was December 11, 2021.
1 On September 1, 2022, the ICE BofA Broad US Market Index replaced the Bloomberg US Aggregate Bond Index as the Fund's broad-based benchmark index as the Adviser believes it is more representative of broad bond market exposure.
See “License Agreements and Disclaimers” for important information.
PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Associates Corporation.
Portfolio Manager. The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
James T. Colby III	Portfolio Manager	January 2008

PURCHASE AND SALE OF FUND SHARES
For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to the “Summary Information about Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” section of this Prospectus.

32

VANECK® MUNI ALLOCATION ETF
SUMMARY INFORMATION
INVESTMENT OBJECTIVE
The investment objective of VanEck® Muni Allocation ETF (the “Fund”) is maximum long-term after-tax return, consisting of capital appreciation and income generally exempt from federal income tax (other than federal alternative minimum tax (“AMT”)).
FUND FEES AND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.08%
Other Expenses(a)	0.00%
Acquired Fund Fees and Expenses (b)	0.25%
Total Annual Fund Operating Expenses(a)	0.33%

(a)Van Eck Associates Corporation (the “Adviser”) will pay all expenses of the Fund, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Notwithstanding the foregoing, the Adviser has agreed to pay the offering costs until at least September 1, 2023.
(b)"Acquired Fund Fees and Expenses” reflect the Fund’s pro rata portion of the expenses charged by other investment companies in which the Fund invests, including VanEck exchange-traded funds and funds which invest exclusively in money market instruments. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund’s financial statements and the information presented in the table will differ from that presented in the Fund’s financial highlights included in the Fund’s reports to shareholders.
EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$34
3	$106
5	$185
10	$418

PORTFOLIO TURNOVER
The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 98% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its total assets in investments the income from which is exempt from U.S. federal income tax (other than AMT). The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing, under normal circumstances, primarily in VanEck ETFs that are registered under the applicable federal securities laws and that invest in publicly traded municipal bonds that cover the U.S. dollar-denominated

33

investment grade and below investment grade (high yield or "junk" bonds) tax-exempt bond market. While the Adviser currently anticipates that the Fund will invest primarily in other VanEck ETFs, the Fund may also invest in unaffiliated exchange-traded products ("ETPs"), which could include ETFs and closed-end funds, that invest in municipal bonds. The Fund does not have any limits on its investments in below investment grade securities ("junk" bonds), and the Fund will have indirect exposure to below investment grade securities through its investments in ETPs. The Fund’s investment policy to invest at least 80% of its total assets in investments the income from which is exempt from U.S. federal income tax (other than AMT) may not be changed without shareholder approval. The Fund may count investments that generate income subject to the AMT toward its 80% investment policy. For purposes of this policy, the term “assets” means net assets plus the amount of any borrowings for investment purposes. This percentage limitation applies at the time of the investment.
The Adviser primarily uses a proprietary, rules-based allocation model (the “Municipal Allocation Model”), which considers various inputs to guide asset allocation decisions and select ETPs that provide exposure to tax-exempt investments and that the Adviser believes will offer enhanced risk-adjusted returns. The term “risk-adjusted returns” does not imply that the Adviser employs low-risk strategies or that an investment in the Fund should be considered a low-risk or no risk investment. The Municipal Allocation Model uses various indicators to generate allocation signals among tax-exempt investments. These signals are used as inputs to determine ETP allocation and individual portfolio weights.
The Municipal Allocation Model utilizes various indicators to identify periods of credit and duration risk. These indicators measure various risk metrics, which include but are not limited to, market prices and trends, volatility (i.e., the measure of historic and/or predicted future variation of returns for a given security or market index), yield spreads (i.e., the difference between yields on differing fixed income securities of varying maturities, credit ratings and risk), and relative yield ratios (i.e., the yield on a security relative to the yield on a benchmark security). The Adviser anticipates that the Municipal Allocation Model will evolve over time and may incorporate additional indicators and/or remove or modify existing indicators.
The Adviser allocates the Fund’s assets to those ETPs that it believes will have returns that, in the aggregate, closely correlate (before fees and expenses) to the returns of the Municipal Allocation Model. The Municipal Allocation Model typically adjusts its allocation signals on a monthly basis, and the Adviser may adjust the Fund's portfolio allocation as needed in response to such changes in the Municipal Allocation Model. The Fund may engage in active and frequent trading of portfolio securities.
The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”) and, therefore, may invest a greater percentage of its assets in a particular issuer.
PRINCIPAL RISKS OF INVESTING IN THE FUND
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.
Fund of Funds Risk. The performance of the Fund is dependent on the performance of underlying funds. The Fund is subject to the risks of the underlying funds’ investments. In addition, the Fund’s shareholders will indirectly bear the expenses of the underlying funds, absorbing duplicative levels of fees with respect to investments in the underlying funds. In addition, at times certain segments of the market represented by the underlying funds may be out of favor and underperform other segments.
Risk of ETPs. The Fund may be subject to the following risks as a result of its investments in ETPs:
Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Certain municipalities may have difficulty meeting their obligations due to, among other reasons, changes in underlying demographics. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to government regulation, taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, utilities and water and sewer, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market. Municipal securities include general obligation bonds, which are backed by the “full faith and credit” of the issuer, which has the power to tax residents to pay bondholders. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. General obligation bonds generally are not backed by revenues from a specific project or source. Municipal securities also include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. The market for municipal bonds may be less liquid than for taxable bonds. The value and liquidity of

34

many municipal securities have decreased as a result of the past financial crises, which has also adversely affected many municipal securities issuers and may continue to do so. There may be less information available on the financial condition of issuers of municipal securities than for public corporations. Municipal instruments may be susceptible to periods of economic stress, which could affect the market values and marketability of many or all municipal obligations of issuers in a state, U.S. territory, or possession. For example, the COVID-19 pandemic has significantly stressed the financial resources of many municipal issuers, which may impair a municipal issuer’s ability to meet its financial obligations when due and could adversely impact the value of its bonds, which could negatively impact the performance of the Fund.
Credit Risk. Debt securities are subject to credit risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations and/or default completely on securities. Debt securities are subject to varying degrees of credit risk, depending on the issuer’s financial condition and on the terms of the securities, which may be reflected in credit ratings. There is a possibility that the credit rating of a debt security may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security.
High Yield Securities Risk. Securities rated below investment grade are commonly referred to as high yield securities or “junk bonds.” High yield securities are often issued by issuers that are restructuring, are smaller or less creditworthy than other issuers, or are more highly indebted than other issuers. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. The prices of high yield securities are likely to be more sensitive to adverse economic changes or individual issuer developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, issuers of high yield securities may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, an ETP may incur additional expenses to seek recovery. The secondary market for securities that are high yield securities may be less liquid than the markets for higher quality securities and high yield securities issued by non-corporate issuers may be less liquid than high yield securities issued by corporate issuers, which, in either instance, may have an adverse effect on the market prices of and an ETP’s ability to arrive at a fair value for certain securities. The illiquidity of the market also could make it difficult for an ETP to sell certain securities in connection with a rebalancing of its index, if applicable. In addition, periods of economic uncertainty and change may result in an increased volatility of market prices of high yield securities and a corresponding volatility in an ETP’s NAV.
Tax Risk. There is no guarantee that an ETP’s income will be exempt from U.S. federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the ETP’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the ETP to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.
Interest Rate Risk. Debt securities, such as bonds, are subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up. Many factors can cause interest rates to rise, including central bank monetary policy, rising inflation rates and general economic conditions. The prevailing historically low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility and increased redemptions. In addition, debt securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than debt securities with shorter durations. In response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates. These actions present heightened risks to debt instruments, and such risks could increase if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.
Call Risk. An ETP may invest in callable debt securities. If interest rates fall, it is possible that issuers of callable securities will “call” (or prepay) their debt securities before their maturity date. If a call were exercised by the issuer during or following a period of declining interest rates, the ETP is likely to have to replace such called security with a lower yielding security or securities with greater risks or other less favorable features. If that were to happen, it would decrease the ETP’s net investment income.
State Concentration Risk. Certain of the ETPs may invest a significant portion of its assets in municipal obligations of     issuers located in a particular state or states. Consequently, the Fund may be affected by political, economic, regulatory and other developments within the state or states and by the financial condition of the state's or states' political subdivisions, agencies, instrumentalities and public authorities.

35

Concentration Risk. Certain of the ETPs may be concentrated in a particular sector or sectors or industry or group of industries. To the extent that an ETP is concentrated in a particular sector or sectors or industry or group of industries, the ETP will be subject to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industry or groups of industries may negatively impact the ETP to a greater extent than if the ETP’s assets were invested in a wider variety of sectors or industries.
High Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. High portfolio turnover may also result in higher taxes when Fund Shares are held in a taxable account.
Model and Data Risk. Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and data (“Models and Data”). Models and Data are used to construct sets of transactions and investments, and to provide risk management insights. When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks.
Active Management Risk. The Fund is subject to management risk because it is an actively managed ETF. In managing the Fund’s portfolio, the Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.
Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.
Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a greater discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
No Guarantee of Active Trading Market. While Shares are listed on the Exchange, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.
Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Market Risk. Both the Fund and the ETPs in which the Fund may invest are subject to market risk. The prices of the securities in the Fund or an ETP are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. An investment in the Fund or an ETP may lose money.
Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold, or the shareholder may be unable to sell his or her Shares. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.
PERFORMANCE
The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for

36

the one year, five year, ten year and/or since inception periods, as applicable, compared with the Fund’s broad-based benchmark index. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.
Annual Total Returns (%)—Calendar Years
The year-to-date total return as of June 30, 2022 was -12.67%.

Best Quarter:	5.57%	2Q 2020
Worst Quarter:	-9.03%	1Q 2020
Average Annual Total Returns for the Periods Ended December 31, 2021
The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (05/15/2019)
VanEck Muni Allocation ETF (return before taxes)	2.30%	2.32%
VanEck Muni Allocation ETF (return after taxes on distributions)	2.29%	2.28%
VanEck Muni Allocation ETF (return after taxes on distributions and sale of Fund Shares)	2.48%	2.37%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	1.52%	3.75%
ICE BofA Broad Municipal Index[1] (reflects no deduction for fees, expenses or taxes)	1.56%	3.64%

1 On September 1, 2022, the ICE BofA Broad Municipal Index replaced the Bloomberg Municipal Bond Index as the Fund's primary performance benchmark index as the Adviser believes it is more representative of broad tax-exempt market exposure.
See “License Agreements and Disclaimers” for important information.
PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Associates Corporation.

37

Portfolio Managers. The following individuals are primarily and jointly responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
David Schassler	Portfolio Manager	May 2019
John Lau	Deputy Portfolio Manager	September 2020

PURCHASE AND SALE OF FUND SHARES
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at a market price. Shares of the Fund are listed on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (i.e., a “premium”) or less than NAV (i.e., a “discount”).
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid/ask spread”).
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid/ask spreads, is included on the Fund’s website at www.vaneck.com.
TAX INFORMATION
The Fund expects to distribute net investment income, if any, at least monthly, and any net realized long-term or short-term capital gains annually. The Fund may also pay a special distribution at any time to comply with U.S. federal tax requirements. Dividends paid by the Fund that are properly reported as exempt-interest dividends will not be subject to regular U.S. federal income tax. The Fund intends to invest its assets in a manner such that a significant portion of its dividend distributions to shareholders will generally be exempt from U.S. federal income taxes. Such distributions will generally be subject to state income taxes.
Distributions from the Fund’s net investment income (other than net tax-exempt income), including any net short-term capital gains, if any, are taxable to you as ordinary income.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of the Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

38

VANECK® SHORT HIGH YIELD MUNI ETF
SUMMARY INFORMATION
INVESTMENT OBJECTIVE
VanEck® Short High Yield Muni ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the ICE 1-12 Year High Yield Crossover Municipal Bond Transition Index (the “Short High Yield Index”).
FUND FEES AND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.35%
Other Expenses(a)	0.00%
Total Annual Fund Operating Expenses(a)	0.35%

(a)    Van Eck Associates Corporation (the “Adviser”) will pay all expenses of the Fund, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Notwithstanding the foregoing, the Adviser has agreed to pay the offering costs until at least September 1, 2023.
EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$36
3	$113
5	$197
10	$443

PORTFOLIO TURNOVER
The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its total assets in securities that comprise the benchmark index. The Short High Yield Index is composed of publicly traded municipal bonds that cover the U.S. dollar denominated high yield short-term tax-exempt bond market. By the end of the Fund’s index transition period (as described below), the Short High Yield Index is expected to track the high yield municipal bond market with an ultimate weight of 70% in non-investment grade municipal bonds, 20% in triple-B rated investment grade municipal bonds and a targeted 10% in single-A rated investment grade municipal bonds (in accordance with the Short High Yield Index provider's methodology). All bonds must have a nominal maturity of 1 to 12 years. This 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days' prior written notice to shareholders.

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The Fund has adopted a fundamental investment policy to invest at least 80% of its assets in municipal securities. Such policy cannot be changed without a shareholder vote. For purposes of this policy, the term “assets” means net assets plus the amount of any borrowings for investment purposes. This percentage limitation applies at the time of the investment.
The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Short High Yield Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Short High Yield Index and does not take temporary defensive positions that are inconsistent with its investment objective of seeking to replicate the Short High Yield Index. Because of the practical difficulties and expense of purchasing all of the securities in the Short High Yield Index, the Fund does not purchase all of the securities in the Short High Yield Index. Instead, the Adviser utilizes a “sampling” methodology in seeking to achieve the Fund’s objective. As such, the Fund may purchase a subset of the bonds in the Short High Yield Index in an effort to hold a portfolio of bonds with generally the same risk and return characteristics of the Short High Yield Index.
The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Short High Yield Index concentrates in an industry or group of industries. As of April 30, 2022, the Short High Yield Index had 10,727 component securities and each of the industrial development and special tax (i.e. revenue bonds backed by a special tax) sectors represented a significant portion of the Short High Yield Index. The Short High Yield Index is rebalanced on the last calendar day of the month.
Prior to the selection of the Short High Yield Index, the Fund tracked the Bloomberg Municipal High Yield Short Duration Index (the “Prior Short High Yield Index”). The Fund began tracking the Short High Yield Index on March 1, 2022. The Short High Yield Index is an interim index that gradually increases exposure to securities based on their weightings in the ICE 1-12 Year Broad High Yield Crossover Municipal Index (the “Final Short High Yield Index”) while proportionally reducing exposure to certain component securities of the Prior Short High Yield Index. The Fund is expected to begin tracking the Final Short High Yield Index on December 1, 2022.
PRINCIPAL RISKS OF INVESTING IN THE FUND
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.
Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Certain municipalities may have difficulty meeting their obligations due to, among other reasons, changes in underlying demographics. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to government regulation, taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, utilities and water and sewer, conditions in those sectors can affect the overall municipal market. Municipal securities include general obligation bonds, which are backed by the “full faith and credit” of the issuer, which has the power to tax residents to pay bondholders. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. General obligation bonds generally are not backed by revenues from a specific project or source. Municipal securities also include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. The market for municipal bonds may be less liquid than for taxable bonds. There may be less information available on the financial condition of issuers of municipal securities than for public corporations. Municipal instruments may be susceptible to periods of economic stress, which could affect the market values and marketability of many or all municipal obligations of issuers in a state, U.S. territory, or possession. For example, the COVID-19 pandemic has significantly stressed the financial resources of many municipal issuers, which may impair a municipal issuer’s ability to meet its financial obligations when due and could adversely impact the value of its bonds, which could negatively impact the performance of the Fund.
Credit Risk. Bonds are subject to credit risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations and/or default completely. Bonds are subject to varying degrees of credit risk, depending on the issuer’s financial condition and on the terms of the securities, which may be reflected in credit ratings. There is a possibility that the credit rating of a bond may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security.
Interest Rate Risk. Debt securities, such as bonds, are subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up. Many factors can cause interest rates to rise, including central bank monetary policy, rising inflation rates and general

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economic conditions. The prevailing historically low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility and increased redemptions. In addition, debt securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than debt securities with shorter durations. In response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates. These actions present heightened risks to debt instruments, and such risks could increase if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.
High Yield Securities Risk. Securities rated below investment grade are commonly referred to as high yield securities or “junk bonds.” High yield securities are often issued by issuers that are restructuring, are smaller or less creditworthy than other issuers, or are more highly indebted than other issuers. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. The prices of high yield securities are likely to be more sensitive to adverse economic changes or individual municipal developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, high yield security issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The secondary market for municipal securities that are high yield securities may be less liquid than the markets for higher quality municipal securities or high yield securities issued by corporate issuers and, as such, may have an adverse effect on the market prices of and the Fund’s ability to arrive at a fair value for certain securities. The illiquidity of the market also could make it difficult for the Fund to sell certain securities in connection with a rebalancing of the Short High Yield Index. In addition, periods of economic uncertainty and change may result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Fund’s net asset value (“NAV”).
Industrial Development Bond Risk. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition and performance of industrial development bonds. These revenue bonds are issued by or on behalf of public authorities to obtain funds to finance various public and/or privately operated facilities, including those for business and manufacturing, housing, sports, pollution control, airport, mass transit, port and parking facilities. These bonds are normally secured only by the revenues from the project and not by state or local government tax payments. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. Payment of interest on and repayment of principal on such bonds are the responsibility of the user and/or any guarantor. These bonds are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, the value and credit quality of these bonds are sensitive to the risks related to an economic slowdown.
Special Tax Bond Risk. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition and performance of special tax bonds. Special tax bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities, which may adversely affect the value of the Fund’s portfolio.
Illinois Risk. The Fund may invest a significant portion of its assets in municipal obligations of issuers located in the State of Illinois. Consequently, the Fund may be affected by political, economic, regulatory and other developments within Illinois and by the financial condition of Illinois’ political subdivisions, agencies, instrumentalities and public authorities.
New York Risk. The Fund may invest a significant portion of its assets in municipal obligations of issuers located in the State of New York. Consequently, the Fund may be affected by political, economic, regulatory and other developments within New York and by the financial condition of New York’s political subdivisions, agencies, instrumentalities and public authorities.
Call Risk. The Fund may invest in callable bonds. If interest rates fall, it is possible that issuers of callable securities will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during or following a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security or securities with greater risks or other less favorable features. If that were to happen, it would decrease the Fund’s net investment income.
Private Activity Bonds Risk. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition and performance of private activity bonds. The issuers of private activity bonds in which the Fund may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or the project itself. The Fund’s private activity bond holdings also may pay interest subject to the alternative minimum tax. See the section of the Prospectus entitled “Shareholder Information—Tax Information” for more details.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. An investment in the Fund may lose money.

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Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.
Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Short High Yield Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Short High Yield Index. Conversely, a positive development relating to an issuer of securities in the Short High Yield Index that is not held by the Fund could cause the Fund to underperform the Short High Yield Index. To the extent the assets in the Fund are smaller, these risks will be greater.
Index Tracking Risk. The Fund’s return may not match the return of the Short High Yield Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Short High Yield Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Short High Yield Index or (to the extent the Fund effects creations and redemptions for cash) raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein), which are not factored into the return of the Short High Yield Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Short High Yield Index. Errors in the Short High Yield Index data, Short High Yield Index computations and/or the construction of the Short High Yield Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Short High Yield Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Shareholders should understand that any gains from the Short High Yield Index provider's errors will be kept by the Fund and its shareholders and any losses or costs resulting from the Short High Yield Index provider's errors will be borne by the Fund and its shareholders. When the Short High Yield Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Short High Yield Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. In addition, the Fund's use of a representative sampling approach may cause the fund to not be as well correlated with the return of the Short High Yield Index as would be the case if the Fund purchased all of the securities in the Short High Yield Index in the proportions in which they are represented in the Short High Yield Index. Apart from scheduled rebalances, the Short High Yield Index provider or its agents may carry out additional ad hoc rebalances to the Short High Yield Index. Therefore, errors and additional ad hoc rebalances carried out by the Short High Yield Index provider or its agents to the Short High Yield Index may increase the costs to and the tracking error risk of the Fund. The Fund’s performance may also deviate from the return of the Short High Yield Index due to certain listing standards of the Fund's listing exchange (the “Exchange”) or legal restrictions or limitations (such as diversification requirements). The Fund may value certain of its investments, underlying securities and/or currencies, and/or other assets based on fair value prices. When markets are volatile, the ability to sell securities at fair value prices may be adversely impacted and may result in additional trading costs and/or increase the index tracking risk. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Short High Yield Index. In addition, sale of securities may result in the recognition of accrued market discount and/or net realized gains for tax purposes, which may result in taxable distributions to shareholders. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Short High Yield Index. Changes to the composition of the Short High Yield Index in connection with a rebalancing or reconstitution of the Short High Yield Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.
The Short High Yield Index will gradually increase exposure to securities based on their weightings in the Final Short High Yield Index while proportionally reducing exposure to certain component securities of the Prior Short High Yield Index. These adjustments to the Fund's portfolio holdings are expected to increase the Fund's transaction costs and turnover rate.
Tax Risk. There is no guarantee that the Fund’s income will be exempt from U.S. federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.
Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end

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funds at a greater discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
No Guarantee of Active Trading Market. While Shares are listed on the Exchange, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.
Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in bonds, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Short High Yield Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Additionally, unusual market conditions may cause the Short High Yield Index provider to postpone a scheduled rebalance or reconstitution, which could cause the Short High Yield Index to vary from its normal or expected composition. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.
Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Short High Yield Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund is concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.
PERFORMANCE
The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance year to year and by showing how the Fund’s average annual returns for the one year, five year, ten year and/or since inception periods, as applicable, compared with the Fund’s benchmark index and a broad measure of market performance. Prior to March 1, 2022, the Fund sought to replicate as closely as possible, before fees and expenses, the price and yield performance of the Prior Short High Yield Index. Therefore, performance information prior to March 1, 2022 reflects the performance of the Fund tracking the Prior Short High Yield Index. On December 1, 2022, the Fund is expected to begin tracking the Final Short High Yield Index. All returns assume reinvestment of dividends and distributions. The

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Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.
Annual Total Returns (%)—Calendar Years

The year-to-date total return as of June 30, 2022 was -8.73%.

Best Quarter:	3.00%	1Q 2019
Worst Quarter:	-5.03%	1Q 2020
Average Annual Total Returns for the Periods Ended December 31, 2021
The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Since Inception (1/13/2014)
VanEck Short High Yield Muni ETF (return before taxes)*	3.92%	4.17%	3.12%
VanEck Short High Yield Muni ETF (return after taxes on distributions)	3.92%	4.15%	3.11%
VanEck Short High Yield Muni ETF (return after taxes on distributions and sale of Fund Shares)	3.50%	3.93%	3.09%
Bloomberg Municipal High Yield Short Duration Index (reflects no deduction for fees, expenses or taxes)	4.98%	5.43%	4.72%
ICE 1-12 Year High Yield Crossover Municipal Bond Transition Index (reflects no deduction for fees, expenses or taxes)**	—	—	—
ICE 1-12 Year Broad High Yield Crossover Municipal Index (reflects no deduction for fees, expenses or taxes)**	—	—	—
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-1.54%	3.57%	3.26%
ICE BofA Broad US Market Index[1] (reflects no deduction for fees, expenses or taxes)	-1.58%	3.63%	3.33%

* Prior to March 1, 2022, the Fund sought to replicate as closely as possible, before fees and expenses, the price and yield performance of the Prior Short High Yield Index. Therefore, performance information prior to March 1, 2022 reflects the performance of the Fund tracking the Prior Short High Yield Index.
** The inception date of the Short High Yield Index and the Final Short High Yield Index was December 11, 2021.

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1 On September 1, 2022, the ICE BofA Broad US Market Index replaced the Bloomberg US Aggregate Bond Index as the Fund's broad-based benchmark index as the Adviser believes it is more representative of broad bond market exposure.
See “License Agreements and Disclaimers” for important information.
PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Associates Corporation.
Portfolio Manager. The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
James T. Colby III	Portfolio Manager	January 2014

PURCHASE AND SALE OF FUND SHARES
For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to the “Summary Information about Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” section of this Prospectus.

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VANECK® SHORT MUNI ETF
SUMMARY INFORMATION
INVESTMENT OBJECTIVE
VanEck® Short Muni ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the ICE Short AMT-Free Broad National Municipal Transition Index (the “Short Index”).
FUND FEES AND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.20%
Other Expenses(a)	0.00%
Total Annual Fund Operating Expenses(a)	0.20%

(a)    Van Eck Associates Corporation (the “Adviser”) will pay all expenses of the Fund, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Notwithstanding the foregoing, the Adviser has agreed to pay the offering costs until at least September 1, 2023.
EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$20
3	$64
5	$113
10	$255

PORTFOLIO TURNOVER
The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its total assets in fixed income securities that comprise the Short Index. The Short Index is comprised of publicly traded municipal bonds that cover the U.S. dollar denominated short-term tax-exempt bond market. This 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.
The Fund has adopted a fundamental investment policy to invest at least 80% of its assets in municipal securities. Such policy cannot be changed without a shareholder vote. For purposes of this policy, the term “assets” means net assets plus the amount of any borrowings for investment purposes. This percentage limitation applies at the time of the investment.
The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Short Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try

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to “beat” the Short Index and does not take temporary defensive positions that are inconsistent with its investment objective of seeking to replicate the Short Index. Because of the practical difficulties and expense of purchasing all of the securities in the Short Index, the Fund does not purchase all of the securities in the Short Index. Instead, the Adviser utilizes a “sampling” methodology in seeking to achieve the Fund’s objective. As such, the Fund may purchase a subset of the bonds in the Short Index in an effort to hold a portfolio of bonds with generally the same risk and return characteristics of the Short Index.
The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Short Index concentrates in an industry or group of industries. As of April 30, 2022, the Short Index had 16,461 component securities. The Short Index is rebalanced on the last calendar day of the month.
Prior to the selection of the Short Index, the Fund tracked the Bloomberg AMT-Free Short Continuous Municipal Index (the “Prior Short Index”). The Fund began tracking the Short Index on March 1, 2022. The Short Index is an interim index that gradually increases exposure to securities based on their weightings in the ICE Short AMT-Free Broad National Municipal Index (the “Final Short Index”) while proportionally reducing exposure to certain component securities of the Prior Short Index. The Fund is expected to begin tracking the Final Short Index on December 1, 2022.
PRINCIPAL RISKS OF INVESTING IN THE FUND
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.
Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Certain municipalities may have difficulty meeting their obligations due to, among other reasons, changes in underlying demographics. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to government regulation, taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, utilities and water and sewer, conditions in those sectors can affect the overall municipal market. Municipal securities include general obligation bonds, which are backed by the “full faith and credit” of the issuer, which has the power to tax residents to pay bondholders. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. General obligation bonds generally are not backed by revenues from a specific project or source. Municipal securities also include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. The market for municipal bonds may be less liquid than for taxable bonds. There may be less information available on the financial condition of issuers of municipal securities than for public corporations. Municipal instruments may be susceptible to periods of economic stress, which could affect the market values and marketability of many or all municipal obligations of issuers in a state, U.S. territory, or possession. For example, the COVID-19 pandemic has significantly stressed the financial resources of many municipal issuers, which may impair a municipal issuer’s ability to meet its financial obligations when due and could adversely impact the value of its bonds, which could negatively impact the performance of the Fund.
Credit Risk. Bonds are subject to credit risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations and/or default completely. Bonds are subject to varying degrees of credit risk, depending on the issuer’s financial condition and on the terms of the securities, which may be reflected in credit ratings. There is a possibility that the credit rating of a bond may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security.
Interest Rate Risk. Debt securities, such as bonds, are subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up. Many factors can cause interest rates to rise, including central bank monetary policy, rising inflation rates and general economic conditions. The prevailing historically low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility and increased redemptions. In addition, debt securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than debt securities with shorter durations. In response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates. These actions present heightened risks to debt instruments, and such risks could increase if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.

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California Risk. The Fund may invest a significant portion of its assets in municipal obligations of issuers located in the State of California. Consequently, the Fund may be affected by political, economic, regulatory and other developments within California and by the financial condition of California’s political subdivisions, agencies, instrumentalities and public authorities.
New York Risk. The Fund may invest a significant portion of its assets in municipal obligations of issuers located in the State of New York. Consequently, the Fund may be affected by political, economic, regulatory and other developments within New York and by the financial condition of New York’s political subdivisions, agencies, instrumentalities and public authorities.
Call Risk. The Fund may invest in callable bonds. If interest rates fall, it is possible that issuers of callable securities will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during or following a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security or securities with greater risks or other less favorable features. If that were to happen, it would decrease the Fund’s net investment income.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. An investment in the Fund may lose money.
Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.
Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Short Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in net asset value (“NAV”) than would be the case if the Fund held all of the securities in the Short Index. Conversely, a positive development relating to an issuer of securities in the Short Index that is not held by the Fund could cause the Fund to underperform the Short Index. To the extent the assets in the Fund are smaller, these risks will be greater.
Index Tracking Risk. The Fund’s return may not match the return of the Short Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Short Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Short Index or (to the extent the Fund effects creations and redemptions for cash) raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein), which are not factored into the return of the Short Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Short Index. Errors in the Short Index data, Short Index computations and/or the construction of the Short Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Short Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Shareholders should understand that any gains from the Short Index provider's errors will be kept by the Fund and its shareholders and any losses or costs resulting from the Short Index provider's errors will be borne by the Fund and its shareholders. When the Short Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Short Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. In addition, the Fund's use of a representative sampling approach may cause the fund to not be as well correlated with the return of the Short Index as would be the case if the Fund purchased all of the securities in the Short Index in the proportions in which they are represented in the Short Index. Apart from scheduled rebalances, the Short Index provider or its agents may carry out additional ad hoc rebalances to the Short Index. Therefore, errors and additional ad hoc rebalances carried out by the Short Index provider or its agents to the Short Index may increase the costs to and the tracking error risk of the Fund. The Fund’s performance may also deviate from the return of the Short Index due to certain listing standards of the Fund's listing exchange (the “Exchange”) or legal restrictions or limitations (such as diversification requirements). The Fund may value certain of its investments, underlying securities and/or currencies, and/or other assets based on fair value prices. When markets are volatile, the ability to sell securities at fair value prices may be adversely impacted and may result in additional trading costs and/or increase the index tracking risk. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Short Index. In addition, sale of securities may result in the recognition of accrued market discount and/or net realized gains for tax purposes, which may result in taxable distributions to shareholders. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Short Index. Changes to the composition of the Short Index in connection with a rebalancing or reconstitution of the Short Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.
The Short Index will gradually increase exposure to securities based on their weightings in the Final Short Index while proportionally reducing exposure to certain component securities of the Prior Short Index. These adjustments to the Fund's portfolio holdings are expected to increase the Fund's transaction costs and turnover rate.

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Tax Risk. There is no guarantee that the Fund’s income will be exempt from U.S. federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.
Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a greater discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
No Guarantee of Active Trading Market. While Shares are listed on the Exchange, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.
Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in bonds, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Short Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Additionally, unusual market conditions may cause the Short Index provider to postpone a scheduled rebalance or reconstitution, which could cause the Short Index to vary from its normal or expected composition. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads on the Exchange and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.
Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Short Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund is concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.
PERFORMANCE
The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year, ten year and/or since inception periods, as applicable, compared with the Fund’s benchmark index and a broad measure of market performance. Prior to March 1, 2022, the Fund sought to replicate as closely as possible, before fees and expenses, the price and yield performance of the Prior Short Index. Therefore, performance information prior to March 1, 2022 reflects the performance of the Fund tracking the Prior Short Index. On December 1, 2022, the Fund is expected to begin

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tracking the Final Short Index. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.
Annual Total Returns (%)—Calendar Years
The year-to-date total return as of June 30, 2022 was -4.30%.

Best Quarter:	2.62%	2Q 2020
Worst Quarter:	-1.78%	4Q 2016
Average Annual Total Returns for the Periods Ended December 31, 2021
The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Past Five Years	Past Ten Years
VanEck Short Muni ETF (return before taxes)*	0.25%	2.12%	1.50%
VanEck Short Muni ETF (return after taxes on distributions)	0.21%	2.11%	1.49%
VanEck Short Muni ETF (return after taxes on distributions and sale of Fund Shares)	0.67%	1.96%	1.46%
Bloomberg AMT-Free Short Continuous Index (reflects no deduction for fees, expenses or taxes)	0.35%	2.51%	1.95%
ICE Short AMT-Free Broad National Municipal Transition Index (reflects no deduction for fees, expenses or taxes)**	—	—	—
ICE Short AMT-Free Broad National Municipal Index (reflects no deduction for fees, expenses or taxes)**	—	—	—
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-1.54%	3.57%	2.90%
ICE BofA Broad US Market Index[1] (reflects no deduction for fees, expenses or taxes)	-1.58%	3.63%	2.97%

* Prior to March 1, 2022, the Fund sought to replicate as closely as possible, before fees and expenses, the price and yield performance of the Prior Short Index. Therefore, performance information prior to March 1, 2022 reflects the performance of the Fund tracking the Prior Short Index.

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** The inception date of the Short Index and the Final Short Index was December 11, 2021.
1 On September 1, 2022, the ICE BofA Broad US Market Index replaced the Bloomberg US Aggregate Bond Index as the Fund's broad-based benchmark index as the Adviser believes it is more representative of broad bond market exposure.
See “License Agreements and Disclaimers” for important information.
PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Associates Corporation.
Portfolio Manager. The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
James T. Colby III	Portfolio Manager	February 2008

PURCHASE AND SALE OF FUND SHARES
For important information about the purchase and sale of Fund Shares, tax information and payments to broker-dealers and other financial intermediaries, please turn to the “Summary Information about Purchases and Sales of Fund Shares, Taxes and Payments to Broker-Dealers and Other Financial Intermediaries” section of this Prospectus.

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SUMMARY INFORMATION ABOUT PURCHASES AND SALES OF FUND SHARES, TAXES AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
PURCHASE AND SALE OF FUND SHARES
Individual Shares of a Fund may only be purchased and sold in secondary market transactions through a broker or dealer at a market price. Shares of the Funds are listed on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Funds may trade at a price greater than NAV (i.e., a “premium”) or less than NAV (i.e., a “discount”).
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of a Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid/ask spread”).
Recent information, including information about each Fund’s NAV, market price, premiums and discounts, and bid/ask spreads, is included on the Fund’s website at www.vaneck.com.
TAX INFORMATION
The Funds expect to distribute net investment income, if any, at least monthly, and any net realized long-term or short-term capital gains annually. The Funds may also pay a special distribution at any time to comply with U.S. federal tax requirements.
Dividends paid by the Funds that are properly reported as exempt-interest dividends will not be subject to regular U.S. federal income tax. The Funds intend to invest its assets in a manner such that a significant portion of their dividend distributions to shareholders will generally be exempt from U.S. federal income taxes, including the federal alternative minimum tax for noncorporate shareholders. Such distributions will generally be subject to state income taxes.
Distributions from a Fund’s net investment income (other than net tax-exempt income), including any net short-term capital gains, if any, are taxable to you as ordinary income.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of the Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS
PRINCIPAL INVESTMENT STRATEGIES
(All Funds except VanEck CEF Muni Income ETF, VanEck HIP Sustainable Muni ETF and VanEck Muni Allocation ETF)
Each Fund uses a sampling approach in seeking to achieve its investment objective. Sampling means that the Adviser uses quantitative analysis to select a representative sample of securities that the Adviser believes collectively have an investment profile similar to a Fund’s Index. The Adviser seeks to select securities that will have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of a Fund’s Index. The quantity of holdings in a Fund will be based on a number of factors, including asset size of such Fund. The Adviser generally expects a Fund to hold less than the total number of securities in its Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective. In addition, from time to time, securities are added to or removed from the applicable Index. Each Fund may sell securities that are represented in its Index, or purchase securities that are not yet represented in its Index, in anticipation of their removal from or addition to such Index. Further, the Adviser may choose to underweight or overweight securities, purchase or sell securities not in an Index, or utilize various combinations of other available investment techniques, in seeking to track a Fund’s Index.
(VanEck CEF Muni Income ETF only)
The Adviser anticipates that, generally, VanEck CEF Muni Income ETF will hold or gain exposure to all of the securities that comprise the CEFMX Index in proportion to their weightings in the CEFMX Index. However, because of limitations imposed by the 1940 Act regarding investments in other investment companies, VanEck CEF Muni Income ETF may purchase a sample of securities in the CEFMX Index. There also may be instances in which the Adviser may choose to underweight or overweight a security in the CEFMX Index, purchase securities not in the CEFMX Index that the Adviser believes are appropriate to substitute for certain securities in the CEFMX Index or utilize various combinations of other available investment techniques in seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of the CEFMX Index. VanEck CEF Muni Income ETF may sell securities that are represented in the CEFMX Index in anticipation of their removal from the CEFMX Index or purchase securities not represented in the CEFMX Index in anticipation of their addition to the CEFMX Index. VanEck CEF Muni Income ETF may also, in order to comply with the tax diversification requirements of the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"), temporarily invest in securities not included on the CEFMX Index that are expected to be highly correlated with the securities included in the CEFMX Index.
(VanEck HIP Sustainable Muni ETF only)
The Fund normally invests at least 80% of its total assets in investments the income from which is exempt from U.S. federal income tax (other than AMT). The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing, under normal circumstances, in investment grade municipal debt securities that fund issuers with operations or projects helping to promote progress towards sustainable development, in alignment with the goals and metrics defined by the United Nations Sustainable Development Goals (“SDGs”) 9, 11 and 12. The SDGs were adopted by the United Nations General Assembly to achieve sustainable development for all, and the specific goals of SDGs 9, 11 and 12 are as follows: SDG 9 is to "build resilient infrastructure, promote inclusive and sustainable industrialization and foster innovation," SDG 11 is to "make cities and human settlements inclusive, safe, resilient and sustainable" and SDG 12 is to "ensure sustainable consumption and production patterns." The Fund normally invests at least 80% of its total assets in securities that support sustainable development. The Adviser determines which operations or projects of issuers it believes to be supportive of sustainable development and that promote beneficial environmental and social outcomes in U.S. communities and cities by utilizing the rules-based investment approach described below. The Fund’s policy to normally invest at least 80% of its total assets in securities that support sustainable development is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.
The Adviser primarily uses a rules-based investment approach which utilizes proprietary HIP (Human Impact + Profit) Ratings data for the application of impact criteria to security selection and portfolio management. HIP Ratings are produced and licensed from HIP Investor, Inc. (“HIP” or the "Data Provider"), which provides services to evaluate, rate and rank issuers and their securities based on data-driven, quantitative performance measures that demonstrate positive social, environmental and economic outcomes or mission accomplishment. The Adviser’s investment process begins by using HIP Ratings to screen municipal securities based on their SDGs 9, 11 and 12 ratings by HIP, Environmental, Social and Governance (“ESG”) ratings by HIP and Climate-Threat and Resilience ratings by HIP. HIP Ratings are only assigned to the municipal securities of issuers where at least one qualified opportunity zone is located in the issuer’s region. An “opportunity zone” is an economically-distressed community where new investments, under certain conditions, may be eligible for preferential tax treatment based on certification from the Internal Revenue Service. HIP, as the Data Provider, analyzes multiple data points of municipal securities to determine an estimate of the impact (i.e., net benefit to the community) each municipal security provides. The HIP Ratings used by the Adviser seek to evaluate the impact of municipal securities with respect to the goals and metrics defined by SDGs 9, 11 and 12, climate resilience, and overall net benefit to people, planet, and prosperity. These HIP Ratings are used by the Adviser to narrow the universe of eligible Fund investments to municipal securities that, based on the HIP Ratings, the Adviser believes have been issued to fund operations or projects that support or advance sustainable development, as well as promote positive social and

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environmental outcomes. Such municipal debt securities may include, but are not limited to, bonds issued in connection with (i) new or revitalized infrastructure (i.e. roads, bridges, tunnels, buildings, transportation of people and freight, affordable and safe housing and redevelopment of urban areas (e.g. green spaces), school or campus upgrades and Leadership in Energy and Environmental Design ("LEED") qualified real estate); (ii) information and education systems (i.e. schools, research, financial services, communication services and technologies and information services); (iii) healthier communities (i.e. hospitals, food and nutrition infrastructure, waste systems, air quality and environmental management systems); (iv) cleaner energy (i.e. utilities, resource and material use); (v) inclusive and sustainable industrialization towards increased Gross Domestic Product ("GDP"); (vi) action and resilience planning and projects to mitigate the effects of climate change and other natural disasters and hazards; and (vii) ensuring sustainable consumption and production patterns. The Adviser is not required to invest in any issuer rated by the Data Provider and the Data Provider is not acting as a sub-adviser to the Fund.
Municipal securities that the Fund may invest in include securities issued by U.S. states and municipal governments, any of their political subdivisions, agencies, or instrumentalities, or by U.S. territories and possessions, such as Guam, the U.S. Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations. The Fund may invest a significant portion of its assets in municipal obligations of issuers located in the States of California and New York. The Fund does not expect to invest in non-investment grade (or “junk”) securities. The Fund may invest in debt securities of any maturity or duration and does not have a target maturity or duration. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of a debt security, the more sensitive its market price is to changes in interest rates. The Fund seeks to reduce its exposure to credit risk by diversifying its assets among many municipal issuers and among the different types and maturities of municipal securities available.
The Fund’s investment policy to invest at least 80% of its total assets in investments the income from which is exempt from U.S. federal income tax (other than AMT) may not be changed without shareholder approval. The Fund may count investments that generate income subject to the AMT toward its 80% investment policy. For purposes of this policy, the term “assets” means net assets plus the amount of any borrowings for investment purposes. This percentage limitation applies at the time of the investment.
(VanEck Muni Allocation ETF only)
The Fund normally invests at least 80% of its total assets in investments the income from which is exempt from U.S. federal income tax (other than AMT). The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing, under normal circumstances, primarily in VanEck ETFs that are registered under the applicable federal securities laws and that invest in publicly traded municipal bonds that cover the U.S. dollar-denominated investment grade and below investment grade (high yield or "junk" bonds) tax-exempt bond market. While the Adviser currently anticipates that the Fund will invest primarily in other VanEck ETFs, the Fund may also invest in unaffiliated exchange-traded products ("ETPs"), which could include ETFs and closed-end funds, that invest in municipal bonds. The Fund does not have any limits on its investments in below investment grade securities ("junk" bonds), and the Fund will have indirect exposure to below investment grade securities through its investments in ETPs. The Fund’s investment policy to invest at least 80% of its total assets in investments the income from which is exempt from U.S. federal income tax (other than AMT) may not be changed without shareholder approval. The Fund may count investments that generate income subject to the AMT toward its 80% investment policy. For purposes of this policy, the term “assets” means net assets plus the amount of any borrowings for investment purposes. This percentage limitation applies at the time of the investment.
The Adviser primarily uses a proprietary, rules-based allocation model (the “Municipal Allocation Model”), which considers various inputs to guide asset allocation decisions and select ETPs that provide exposure to tax-exempt investments and that the Adviser believes will offer enhanced risk-adjusted returns. The term “risk-adjusted returns” does not imply that the Adviser employs low-risk strategies or that an investment in the Fund should be considered a low-risk or no risk investment. The Municipal Allocation Model uses various indicators to generate allocation signals among tax-exempt investments. These signals are used as inputs to determine ETP allocation and individual portfolio weights.
The Municipal Allocation Model utilizes various indicators to identify periods of credit and duration risk. These indicators measure various risk metrics, which include but are not limited to, market prices and trends, volatility (i.e., the measure of historic and/or predicted future variation of returns for a given security or market index), yield spreads (i.e., the difference between yields on differing fixed income securities of varying maturities, credit ratings and risk), and relative yield ratios (i.e., the yield on a security relative to the yield on a benchmark security). The Adviser anticipates that the Municipal Allocation Model will evolve over time and may incorporate additional indicators and/or remove or modify existing indicators. Any such changes to the Municipal Allocation Model would be made to, in the Adviser's opinion, assist the Fund in achieving its investment objective.
The Adviser allocates the Fund’s assets to those ETPs that it believes will have returns that, in the aggregate, closely correlate (before fees and expenses) to the returns of the Municipal Allocation Model. The Municipal Allocation Model typically adjusts its allocation signals on a monthly basis, and the Adviser may adjust the Fund's portfolio allocation as needed in response to such changes in the Municipal Allocation Model. The Fund may engage in active and frequent trading of portfolio securities.

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A portion of the Fund's assets may be held in cash or cash equivalents including, but not limited to, money market instruments, US. Treasury bills, treasury inflation-protected securities, interests in short-term investments funds or shares of money market or short-term bond funds. The Adviser currently anticipates investing in 1- to 3-month U.S. Treasury Bills when a portion of the Fund's assets are allocated to cash or cash equivalents.
FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES
Each Fund’s investment objective and each of its other investment policies are non-fundamental policies that may be changed by the Board of Trustees of the Trust (the "Board of Trustees") without shareholder approval, except as noted in this Prospectus or the Statement of Additional Information (“SAI”) under the section entitled “Investment Policies and Restrictions—Investment Restrictions.”
RISKS OF INVESTING IN THE FUNDS
The following section provides additional information regarding the principal risks identified under “Principal Risks of Investing in the Fund” in each Fund’s “Summary Information” section followed by additional risk information. The risks listed below are applicable to each Fund unless otherwise noted.
Investors in a Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in a Fund involves a substantial degree of risk. An investment in a Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in a Fund, each of which could significantly and adversely affect the value of an investment in a Fund.
Credit Risk. Debt securities, such as bonds are subject to credit risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations and/or default completely. Debt securities are subject to varying degrees of credit risk, depending on the issuer’s financial condition and on the terms of the securities, which may be reflected in credit ratings. There is a possibility that the credit rating of a debt security may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security. Lower credit quality may also affect liquidity and make it difficult for a Fund to sell the security.
Interest Rate Risk. Debt securities, such as bonds, are subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up. Many factors can cause interest rates to rise, including central bank monetary policy, rising inflation rates and general economic conditions. The prevailing historically low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility and increased redemptions. In addition, debt securities, such as bonds with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than debt securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in debt securities with longer term maturities, rising interest rates may cause the value of the Fund’s investments to decline significantly.
In addition, in response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates. These actions present heightened risks to debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.
Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades or the bankruptcy of an issuer could have a significant effect on the issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. In addition, there is a risk that, as a result of the recent economic crisis, the ability of any issuer to pay, when due, the principal or interest on its municipal bonds may be materially affected. Certain municipalities may have difficulty meeting their obligations due to, among other reasons, changes in underlying demographics. These actions present heightened risks to debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. Municipal instruments may be susceptible to periods of economic stress, which could affect the market values and marketability of many or all municipal obligations of issuers in a state, U.S. territory, or possession. For example, the COVID-19 pandemic has significantly stressed the financial resources of many municipal issuers, which may impair a municipal issuer’s ability to meet its financial obligations when due and could adversely impact the value of its bonds, which could negatively impact the performance of the Funds.
Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, utilities and water and sewer, conditions in those sectors can affect the overall municipal market. Municipal securities include general obligation bonds, which are backed by the “full faith and credit” of the issuer, which has the power to tax residents to pay bondholders. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. General obligation bonds generally

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are not backed by revenues from a specific project or source. Municipal securities also include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets.
If the Internal Revenue Service (“IRS”) determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.
The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. The reorganization of a municipality’s debts may include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures, which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a Fund’s investments. The taxing power of any governmental entity may be limited and an entity’s credit may depend on factors which are beyond the entity’s control.
High Yield Securities Risk. (VanEck CEF Muni Income ETF, VanEck High Yield Muni ETF and VanEck Short High Yield Muni ETF only.) Securities rated below investment grade are commonly referred to as high yield securities or “junk bonds.” High yield securities are often issued by issuers that are restructuring, are smaller or less creditworthy than other issuers, or are more highly indebted than other issuers. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. The prices of high yield securities are likely to be more sensitive to adverse economic changes or individual issuer developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, high yield security issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, a Fund may incur additional expenses to seek recovery. The secondary market for municipal securities that are high yield securities may be less liquid than the markets for higher quality municipal securities or high yield securities issued by corporate issuers and, as such, may have an adverse effect on the market prices of and an underlying Fund’s ability to arrive at a fair value for certain securities. The illiquidity of the market also could make it difficult for a Fund to sell certain securities in connection with a rebalancing of its respective Index. In addition, periods of economic uncertainty and change may result in an increased volatility of market prices of high yield securities and corresponding volatility in a Fund's NAV.
Fund of Funds Risk. (VanEck CEF Muni Income ETF and VanEck Muni Allocation ETF only.) The performance of a Fund is dependent on the performance of an Underlying Fund. A Fund will be subject to the risks of an Underlying Fund’s investments. A Fund will pay indirectly a proportional share of the fees and expenses of an Underlying Fund in which it invests, including their investment advisory and administration fees, while continuing to pay its own management fee. As a result, a Fund’s shareholders will indirectly bear the expenses of an Underlying Fund, absorbing duplicative levels of fees with respect to investments in an Underlying Fund. In addition, at times certain segments of the market represented by an Underlying Fund may be out of favor and underperform other segments.
Risks of Investing in Closed-End Funds. (VanEck CEF Muni Income ETF only.) The shares of a closed-end fund may trade at a discount or premium to its NAV. Certain closed-end funds traded on exchanges may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer. A closed-end fund may be leveraged as part of its investment strategy. As a result, the Fund may be indirectly exposed to the effects of leverage through its investment in an Underlying Fund. Investments in Underlying Funds that use leverage may cause the value of the Fund’s Shares to be more volatile than if the Fund invested in Underlying Funds that do not utilize leverage and may expose the Fund to the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns on the Shares) will be diminished. To comply with provisions of the 1940 Act, on any matter upon which the Underlying Fund shareholders are solicited to vote, the Adviser will vote Underlying Fund shares held by the Fund in the same general proportion as shares held by other shareholders of an Underlying Fund. In addition, to the extent that a closed-end fund persistently trades at a significant discount to NAV, it may become the target of activist shareholders seeking to narrow the discount, which may increase the expenses of such fund.
Risk of ETPs. (VanEck Muni Allocation ETF only.) The Fund may be subject to the following risks as a result of its investments in ETPs:
Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Certain municipalities may have difficulty meeting their obligations due to, among other reasons, changes in underlying demographics. Municipal instruments may be susceptible to periods of economic stress, which could affect the market values and marketability of many or all municipal obligations of issuers in a state, U.S. territory, or possession. For example, the COVID-19 pandemic has significantly stressed the financial resources of many

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municipal issuers, which may impair a municipal issuer’s ability to meet its financial obligations when due and could adversely impact the value of its bonds, which could negatively impact the performance of the Fund.
Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market     related to government regulation, taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, utilities and water and sewer, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market. Municipal securities include general obligation bonds, which are backed by the “full faith and credit” of the issuer, which has the power to tax residents to pay bondholders. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. General obligation bonds generally are not backed by revenues from a specific project or source.
Municipal securities also include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. The market for municipal bonds may be less liquid than for taxable bonds. The value and liquidity of many municipal securities have decreased as a result of the past financial crises, which has also adversely affected many municipal securities issuers and may continue to do so. There may be less information available on the financial condition of issuers of municipal securities than for public corporations.
Credit Risk. Debt securities are subject to credit risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations and/or default completely on securities. Debt securities are subject to varying degrees of credit risk, depending on the issuer’s financial condition and on the terms of the securities, which may be reflected in credit ratings. There is a possibility that the credit rating of a debt security may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security.
High Yield Securities Risk. Securities rated below investment grade are commonly referred to as high yield securities or “junk bonds.” High yield securities are often issued by issuers that are restructuring, are smaller or less creditworthy than other issuers, or are more highly indebted than other issuers. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. The prices of high yield securities are likely to be more sensitive to adverse economic changes or individual issuer developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, high yield security issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, an ETP may incur additional expenses to seek recovery. The secondary market for securities that are high yield securities may be less liquid than the markets for higher quality securities and high yield securities issued by non-corporate issuers may be less liquid than high yield securities issued by corporate issuers, which, in either instance, may have an adverse effect on the market prices of and an ETP’s ability to arrive at a fair value for certain securities. The illiquidity of the market also could make it difficult for an ETP to sell certain securities in connection with a rebalancing of its index, if applicable. In addition, periods of economic uncertainty and change may result in an increased volatility of market prices of high yield securities and a corresponding volatility in an ETP’s NAV. In addition, adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.
Tax Risk. There is no guarantee that an ETP’s income will be exempt from U.S. federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the ETP’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the ETP to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.
Additionally, tax reform legislation commonly known as the Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017 which contained certain provisions that may affect ETPs in which the Fund invests. Under prior law, the tax-exemption for interest from state and local bonds generally applied to refunded bonds with certain limitations on advance refunding bonds. Advance refunding bonds are bonds that are issued more than 90 days before the redemption of the refunded bond. Under the Act, interest income from advance refunding bonds will now be considered to be taxable interest income for any advance refundings that occur after December 31, 2017. Additionally, the applicability of certain provisions of the Act remain unclear as legislative and / or interpretive guidance has not yet been issued by Treasury and the IRS. These provisions could lead to an increase in taxable income distributed to shareholders of the ETPs which would in turn, lead to higher taxable distributions by the Fund.

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Interest Rate Risk. Debt securities, such as bonds, are also subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up. Many factors can cause interest rates to rise, including central bank monetary policy, rising inflation rates and general economic conditions. A low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions.
Measures taken by the Federal Reserve Board may affect the money supply and as a result of these measures, an ETF may face a heightened interest rate risk.
In addition, debt securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than debt securities with shorter durations. To the extent an ETP invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates may cause the value of an ETP’s investments to decline significantly.
In addition, in response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. These actions present heightened risks to debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.
Call Risk. An ETP may invest in callable debt securities. If interest rates fall, it is possible that issuers of callable securities will “call” (or prepay) their debt securities before their maturity date. If a call were exercised by the issuer during or following a period of declining interest rates, the ETP is likely to have to replace such called security with a lower yielding security or securities with greater risks or other less favorable features. If that were to happen, it would decrease the ETP’s net investment income. An ETP also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.
State Concentration Risk. Certain of the ETPs may invest a significant portion of its assets in municipal obligations of issuers located in a particular state or states. Consequently, the Fund may be affected by political, economic, regulatory and other developments within the state or states and by the financial condition of the state's or states' political subdivisions, agencies, instrumentalities and public authorities.
Concentration Risk. Certain of the ETPs may be concentrated in a particular sector or sectors or industry or group of industries. To the extent that an ETP is concentrated in a particular sector or sectors or industry or group of industries, the ETP will be subject to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industry or groups of industries may negatively impact the ETP to a greater extent than if the ETP’s assets were invested in a wider variety of sectors or industries.
Risk of Investment Restrictions. (VanEck CEF Muni Income ETF only.) The Fund and its affiliates are limited in the amount that they, in the aggregate, can invest in the outstanding voting securities of any one Underlying Fund. The Fund and its affiliates may not acquire “control” of an unaffiliated Underlying Fund, which is presumed once ownership of an Underlying Fund’s outstanding voting securities exceeds 25%. This limitation could inhibit the Fund’s ability to purchase one or more Underlying Funds in the CEFMX Index in the proportions represented in the CEFMX Index. In these circumstances, the Fund would be required to use sampling techniques, which could increase the risk of tracking error.
Sampling Risk. (All Funds except VanEck CEF Muni Income ETF.) A Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in its respective Index. As a result, an adverse development respecting an issuer of securities held by a Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its respective Index. Conversely, a positive development relating to an issuer of securities in an Index that is not held by the Fund could cause the Fund to underperform its respective Index. To the extent the assets in a Fund are smaller, these risks will be greater.
Private Activity Bonds Risk. (VanEck High Yield Muni ETF and VanEck Short High Yield Muni ETF only.) A Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition and performance of private activity bonds. The issuers of private activity bonds in which the Fund may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or the project itself. Conditions such as regulatory and environmental restrictions and economic downturns may lower the need for these facilities and the ability of users of the project to pay for the facilities. This could cause a decline in the Fund’s value. The Fund’s private activity bond holdings also may pay interest subject to the alternative minimum tax.
Call Risk. Each Fund may invest in callable bonds. If interest rates fall, it is possible that issuers of callable securities will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during or following a period of declining interest rates, a Fund is likely to have to replace such called security with a lower yielding security or securities with greater risks or other less favorable features. If that were to happen, it would decrease a Fund’s net investment income. A Fund

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also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss.
Operational Risk. Each Fund is exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures.
Market Risk. The prices of the securities in the Funds are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. Overall securities values could decline generally or could underperform other investments. An investment in the Funds may lose money.
VanEck High Yield Muni ETF, VanEck HIP Sustainable Muni ETF, VanEck Intermediate Muni ETF, VanEck Long Muni ETF, VanEck Short High Yield Muni ETF, VanEck Short Muni ETF and the Underlying Funds, with respect to VanEck CEF Muni Income ETF and VanEck Muni Allocation ETF, may invest in bonds from the following industries/sectors:
Education Bond Risk. In general, there are two types of education related bonds: those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students’ ability to pay tuition, availability of state and federal funding and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.
Electric Utilities Bond Risk. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation may open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel; (b) the availability and cost of capital; (c) the effects of conservation on energy demand; (d) the effects of rapidly changing environmental, safety and licensing requirements, and other federal, state and local regulations; (e) timely and sufficient rate increases and governmental limitations on rates charged to customers; (f) the effects of opposition to nuclear power; (h) increases in operating costs; and (i) obsolescence of existing equipment, facilities and products.
General Obligation Bond Risk. General obligation bonds are not backed by revenues from a specific project or source. Instead, general obligation bonds are backed by the “full faith and credit” of the issuer, which has the power to tax residents to pay bondholders. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
Health Care Bond Risk. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state and local governmental agencies. A major source of revenues for the health care industry is payments from Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may also affect the industry and the value and credit quality of health care bonds, such as general and local economic conditions, demand for services and the ability of the facility to provide the services required, physicians’ confidence in the facility, management capabilities, expenses (including malpractice insurance premiums) and competition among health care providers. The following elements may adversely affect health care facility operations: the implementation of national and/or state-specific health insurance exchanges; other national, state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services; and increases and decreases in the cost and availability of medical products. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

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Housing Bond Risk. Housing revenue bonds are generally issued by a state, county, city, local housing authority or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions and changes to current laws and regulations.
Industrial Development Bond Risk. These revenue bonds are issued by or on behalf of public authorities to obtain funds to finance various public and/or privately operated facilities, including those for business and manufacturing, housing, sports, pollution control, airport, mass transit, port and parking facilities. These bonds are normally secured only by the revenues from the project and not by state or local government tax payments. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. Payment of interest on and repayment of principal of such bonds are the responsibility of the user and/or any guarantor. These bonds are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, the value and credit quality of these bonds are sensitive to the risks related to an economic slowdown.
Lease Obligations Risk. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional statutory requirements generally applicable for the issuance of debt.
Certain lease obligations contain “non appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing “non appropriation” clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property. In such circumstances, the Fund might not recover the full principal amount of the obligation.
Resource Recovery Bond Risk. Resource recovery bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation is involved, at least during the construction phase, and the revenue stream is secured by fees or rents paid by municipalities for use of the facilities.
These bonds are normally secured only by the revenues from the project and not by state or local government tax receipts. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.
Special Tax Bond Risk. Special tax bonds are usually backed and payable through a single tax, or series of special             taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities, which may adversely affect the value of the Fund’s portfolio.
Tobacco Bond Risk. Tobacco settlement revenue bonds are generally neither general nor legal obligations of a state or     any of its political subdivisions and neither the full faith and credit nor the taxing power nor any other assets or revenues of a state or of any political subdivision will be pledged to the payment of any such bonds. In addition, tobacco companies’ profits from the sale of tobacco products are inherently variable and difficult to estimate. There can be no guarantee that tobacco companies will earn enough revenues to cover the payments due under tobacco bonds. The revenues of tobacco companies may be adversely affected by the adoption of new legislation and/or by litigation.
Transportation Bond Risk. Transportation bonds are obligations of issuers that own and operate public transit systems, ports, highways, turnpikes, bridges and other transportation systems. The ability of these issuers to make payments on these bonds depends on variations in use, the degree of government subsidization, competition from other forms of transportation and increased costs. Port authorities derive revenues primarily from fees imposed on ships using the port facilities. These fees can fluctuate depending on the local economy and competition from air, rail and truck transportation. Transportation bonds may be issued to finance the construction of airports, toll roads, highways or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other

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transportation related securities, as do the presence of alternate forms of transportation, such as public transportation. Municipal securities that are issued to finance a particular transportation project often depend solely on revenues from that project to make principal and interest payments. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities.
Water and Sewer Bond Risk. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer’s importance, monopoly status and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run off or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation and federal environmental mandates are challenges faced by issuers of water and sewer bonds.
California Risk. (VanEck High Yield Muni ETF, VanEck HIP Sustainable Muni ETF, VanEck Intermediate Muni ETF, VanEck Long Muni ETF and VanEck Short Muni ETF only.) Each Fund may invest a significant portion of its assets in municipal obligations of issuers located in the State of California. Consequently, the Funds may be affected by political, economic, regulatory and other developments within California and by the financial condition of California’s political subdivisions, agencies, instrumentalities and public authorities. The following is a summary of certain factors affecting the State’s current financial situation that could, in turn, adversely affect the Funds’ investments in California municipal obligations.
Provisions of the California Constitution and State statutes limit the taxing and spending authority of California governmental entities. Payments of certain municipal obligations may also be structurally subordinated to other obligations as a matter of California law. These provisions may impair the ability of California issuers to pay principal and/or interest on their obligations and the ability of the State and municipalities to address financial downturns, including limitations on the ability of the State or municipalities to raise taxes, fees or charges without voter approval. In addition, California has in the past experienced financial and economic difficulties, which heightened the risks associated with investing in bonds issued by the State of California and its political subdivisions, agencies, instrumentalities and public authorities. Risks that threaten the State’s fiscal condition include the significant unfunded liabilities of the State’s two main retirement systems. California has committed to significant increases in annual payments to these systems to reduce the unfunded liabilities, and California also has significant unfunded liability with respect to other post-employment benefits. Moreover, many local government agencies may face budget constraints due to mandated expenditures for health, welfare and public safety, as well as the adverse impact local economic conditions have had on property taxes and sales taxes, two major sources of revenue for local government. In particular, there is an increased risk that payments to bondholders could be interrupted or that an issuer could default on its obligations. A default or credit rating downgrade of a small number of California municipal security issuers could negatively impact the market values and marketability of all California municipal securities held by each Fund.
California’s economy is broad, it does have major concentrations in high technology, trade, entertainment, manufacturing, agriculture, government, tourism, construction and services and may be sensitive to economic problems affecting those industries. In addition, future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could negatively impact California’s economy. Such developments could adversely affect each Fund’s income, NAV, liquidity and/or ability to preserve or realize appreciation of capital. Furthermore, investments in California municipal securities may be affected by natural disasters, such as earthquakes or wildfires, which could impair an issuer's ability to pay principal and/or interest on its obligations.
Other risks affecting issuers of California municipal securities include, but are not limited to, the ongoing and evolving economic and health-related impacts of the COVID-19 pandemic on the national, State and local economies; the impact of federal tax law changes; the impact of international events on consumer confidence, oil supplies and oil prices; shifts in monetary policy affecting interest rates and the financial markets; the magnitude of pension and post-retirement health care commitments, and the impact on the funding of such benefits of lower-than-expected returns; the impact of consumer spending on tax collections; increased demand for entitlement-based and claims-based programs such as Medicaid, public assistance and general public health; access to the capital markets in light of disruptions in the market; litigation against the State; and actions taken by the federal government, including audits, disallowances, changes in aid levels, and changes to Medicaid rules.
New York Risk. (VanEck HIP Sustainable Muni ETF, VanEck Intermediate Muni ETF, VanEck Long Muni ETF, VanEck Short High Yield Muni ETF and VanEck Short Muni ETF only). Each Fund may invest a significant portion of its assets in New York municipal bonds. Consequently, each Fund may be affected by political, economic, regulatory or other developments within the State of New York, and by the financial condition of its public authorities and political subdivisions. Unfavorable developments in any economic sector may have a substantial impact on the overall New York municipal market. As the nation’s financial capital, New York’s and New York City’s economy is heavily dependent on the financial sector and may be sensitive to economic problems affecting the sector. New York and New York City also face a particularly large degree of uncertainty from interest rate risk and equity market volatility. The New York and New York City economy tends to be more sensitive to monetary policy actions and to movements in the national and world economies than the economies of other states. The economies of New York State and New York City are diversified across the finance, insurance, real estate, entertainment and services sectors. Any downturn in these sectors or related industries may adversely affect the economy of the state. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the

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ability of certain New York issuers to pay principal or interest on their obligations. The economic, financial and social impact from the COVID-19 pandemic has been unprecedented—and New York State was the epicenter of the initial wave; however, the state's general obligation ratings have remained strong. Climate change remains a long term threat to New York State. These threats include rising sea levels, more severe coastal flooding, more intense storms, and greenhouse gas emissions.
Illinois Risk. (VanEck High Yield Muni ETF and VanEck Short High Yield Muni ETF only.) Each Fund may invest a significant portion of its assets in Illinois municipal bonds. Consequently, the Funds may be affected by negative political, economic, regulatory or other developments within the State of Illinois including the financial condition of its public authorities and political subdivisions.
Unfavorable developments in any economic sector may have a substantial impact on the overall Illinois municipal market. Illinois has experienced significant budgetary challenges in recent years. Certain issuers of Illinois municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain Illinois issuers to pay principal or interest on their obligations. In 2017, Illinois narrowly avoided becoming the first state to be issued a “junk” credit rating after it passed its first budget in more than two years. However, the state’s recent budget stalemate could still trigger a credit downgrade from one of the other major ratings companies. Any future failures to pass a budget could have an adverse impact on the state’s ability to pay outstanding debt obligations, including with respect to debt owned by a Fund.
In addition, Illinois has been materially adversely impacted by the health-related and economic impacts of the COVID-19 pandemic. Illinois has also faced increasing levels of debt in recent years. There is no assurance that Illinois can maintain its credit ratings for any given period of time. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the securities issued by Illinois, which would in turn negatively impact the performance of a Fund.
Texas Risk. (VanEck Long Muni ETF only.) Each Fund may invest a significant portion of its assets in Texas municipal bonds. Consequently, the Funds may be affected by negative political, economic, regulatory or other developments within the State of Texas including the financial condition of its public authorities and political subdivisions.
Index Tracking Risk. (All Funds except VanEck HIP Sustainable Muni ETF and VanEck Muni Allocation ETF.) Each Fund’s return may not match the return of its Index for a number of reasons. For example, a Fund incurs a number of operating expenses, including taxes, not applicable to its Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Index or (to the extent the Fund effects creations and redemptions for cash) raising cash to meet redemptions or deploying cash in connection with newly created Creation Units (defined herein), which are not factored into the return of its Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an AP. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track its respective Index. There is no assurance that a Fund’s Index Provider (defined herein) or any agents that may act on its behalf will compile the Fund’s Index accurately, or that an Index will be determined, composed or calculated accurately. Errors in respect of the quality, accuracy and completeness of the data used to compile an Index may occur from time to time and may not be identified and corrected by the applicable Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Therefore, gains, losses or costs associated with errors of an Index Provider or its agents will generally be borne by the applicable Fund and its shareholders. Apart from scheduled rebalances, the Index Providers or their agents may carry out additional ad hoc rebalances to a Fund's Index. Therefore, errors and additional ad hoc rebalances carried out by the Index Providers or their agents to a respective Index may increase the costs to and the tracking error risk of the Funds. When a Fund’s Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and its respective Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the applicable Fund and its shareholders. For example, during a period where a Fund’s Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Such errors may negatively or positively impact a Fund and its shareholders. Any gains due to an Index Provider’s or others’ errors will be kept by a Fund and its shareholders and any losses resulting from an Index Provider’s or others’ errors will be borne by a Fund and its shareholders. In addition, a Fund’s use of a representative sampling approach may cause the Fund’s returns to not be as well correlated with the return of its Index as would be the case if the Fund purchased all of the securities in its Index in the proportions represented in such Index and can be expected to result in greater tracking error than if the Fund used a replication indexing strategy.
Each Fund may not be fully invested at times as a result of reserves of cash held by the Fund to pay expenses. In addition, a Fund may not be able to invest in certain securities included in its Index, or invest in them in the exact proportions in which they are represented in its Index, due to legal restrictions or limitations imposed by the governments of certain countries, the Exchange listing requirements, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). Moreover, a Fund may be delayed in purchasing or selling securities included in its Index. When markets are volatile, the ability to sell securities at fair value prices may be adversely impacted and may result in additional trading costs and/or increase the index tracking risk. Any issues a Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the Index tracking

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risk. For tax efficiency purposes, a Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of its Index.
Certain Funds are expected to fair value certain of the securities they hold. To the extent a Fund calculates its NAV based on fair value prices or on the prices that differ from those used in calculating a Fund’s respective Index, the Fund’s ability to track its Index may be adversely affected. The need to comply with the tax diversification and other requirements of the Internal Revenue Code may also impact the Fund’s ability to replicate the performance of its Index. In addition, if a Fund utilizes depositary receipts and other derivative instruments, its return may not correlate as well with the return of its Index as would be the case if the Fund purchased all the securities in its Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error. In light of the factors discussed above, each Fund’s return may deviate significantly from the return of its index. Index tracking risk may be heightened during times of increased market volatility or other unusual market conditions. Changes to the composition of a Fund’s Index in connection with a rebalancing or reconstitution of the Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened. In addition, sale of securities may result in the recognition of accrued market discount and/or net realized gains for tax purposes, which may result in taxable distributions to shareholders.
Each Fund's Index will gradually increase exposure to securities based on their weightings in the Fund's final index while proportionally reducing exposure to certain component securities of the Fund's prior index. These adjustments to a Fund's portfolio holdings are expected to increase the Fund's transaction costs and turnover rate.
Active Management Risk. (VanEck HIP Sustainable Muni ETF and VanEck Muni Allocation ETF only.) The Funds are subject to management risk because they are actively managed ETFs. In managing the Funds portfolios, the Adviser will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.
Passive Management Risk. (All Funds except VanEck HIP Sustainable Muni ETF and VanEck Muni Allocation ETF.) Unlike many investment companies, the Funds are not “actively” managed. Therefore, unless a specific security is removed from a Fund’s respective Index, a Fund generally would not sell a security because the security’s issuer is in financial trouble. If a specific security is removed from a Fund’s respective Index, a Fund may be forced to sell such security at an inopportune time or for prices other than at current market values. An investment in the Funds involves risks similar to those of investing in any Fund that invests in bonds, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. A Fund’s respective Index may not contain the appropriate or a diversified mix of securities for any particular economic cycle. The timing of changes in the securities of a Fund’s portfolio in seeking to replicate its Index could have a negative effect on the Fund. Unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. Additionally, unusual market conditions may cause a Fund’s Index Provider to postpone a scheduled rebalance or reconstitution, which could cause a Fund’s Index to vary from its normal or expected composition. This means that, based on market and economic conditions, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Tax Risk. There is no guarantee that a Fund’s income will be exempt from U.S. federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after a Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by a Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.
Liquidity Risk. (VanEck CEF Muni Income ETF only.) Unlike the Fund, as closed-end funds the Underlying Funds are not limited in their ability to invest in illiquid securities. Securities with reduced liquidity involve greater risk than securities with more liquid markets. Prices of securities not traded on an exchange may vary over time. Secondary trading of a fixed-income security may decline for a period of time if its credit quality unexpectedly declines. An Underlying Fund may not receive full value for assets sold during periods of infrequent trading.
Anti-Takeover Measures Risk. (VanEck CEF Muni Income ETF only.) Certain Underlying Funds may have provisions in their organizational documents intended to limit the ability of third parties to acquire control or change the composition of the Underlying Fund’s board. This may discourage a third party from seeking to obtain control of the Underlying Fund, which could limit the ability of Underlying Fund shareholders to sell their shares at a premium over prevailing market prices.
Leverage Risk. (VanEck CEF Muni Income ETF only.) Ordinary borrowings by an Underlying Fund or an Underlying Fund’s investment in derivatives may result in leverage. If the prices of those investments decrease, or if the cost of borrowing exceeds any increase in the prices of investments made with the proceeds of the borrowing, the NAV of the Underlying Fund’s shares will decrease more than if the Underlying Fund had not used leverage. An Underlying Fund may have to sell investments at a time and at a price that is unfavorable to the Underlying Fund to repay borrowings. Interest on borrowings is an expense the Underlying Fund would not otherwise incur. Leverage magnifies the potential for gain and the risk of loss. If an Underlying Fund uses leverage,

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there can be no assurance that the Underlying Fund’s leverage strategy will be successful. Furthermore, the Underlying Funds may pay a management fee to their advisers based on a percentage of “managed assets.” Managed assets for this purpose can include the proceeds realized and managed from the Underlying Fund’s use of leverage. Accordingly, the fact that a decision to increase an Underlying Fund’s leverage will have the effect, all other things being equal, of increasing managed assets and therefore the management fee means that an Underlying Fund’s adviser may have a conflict of interest in determining whether to use or increase leverage with respect to its management of the Underlying Fund’s portfolio.
High Portfolio Turnover Risk. (VanEck Muni Allocation ETF only.) The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. High portfolio turnover may also result in higher taxes when Fund Shares are held in a taxable account.
Model and Data Risk. (VanEck Muni Allocation ETF only.) Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on quantitative models and information and data (“Models and Data”). Models and Data are used to construct sets of transactions and investments, and to provide risk management insights. When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
Authorized Participant (“AP”) Concentration Risk. A Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a greater discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
No Guarantee of Active Trading Market. While Shares are listed on the Exchange there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in a Fund’s market price from its NAV. Van Eck Securities Corporation, the distributor of the Shares (the “Distributor”), does not maintain a secondary market in the Shares. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming directly with a Fund.
Decisions by market makers or APs to reduce their role or “step away” from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of a Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund Shares trading price which differs materially from NAV and also in greater than normal intraday bid/ask spreads for Fund Shares.
Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. If a trading halt or unanticipated early close of the Exchange occurs, a shareholder may be unable to purchase or sell Shares of a Fund. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.
Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of a Fund’s holdings. The NAV of the Shares will fluctuate with changes in the market value of a Fund’s securities holdings. The market price of Shares may fluctuate, in some cases materially, in accordance with changes in NAV and the intraday value of a Fund’s holdings, as well as supply and demand on the Exchange. The Adviser cannot predict whether Shares will trade below, at or above their NAV. Given the fact that Shares can be created and redeemed by APs in Creation Units (defined herein), the Adviser believes that large discounts or premiums to the NAV of Shares should not be sustained in the long-term. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the value of a Fund’s holdings, market prices are not expected to correlate exactly to the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. The price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares may be closely related to, but not necessarily identical to, the same forces influencing the prices of the securities of a Fund’s portfolio of investments trading individually or in the aggregate at any point in time. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is

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at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. Any of these factors, discussed above and further below, may lead to the Shares trading at a premium or discount to a Fund’s NAV. In addition, because certain of a Fund’s underlying securities trade on exchanges that are closed when the Exchange (i.e., the exchange that Shares of the Fund trade on) is open, there are likely to be deviations between the expected value of an underlying security and the closing security’s price (i.e., the last quote from its closed foreign market) resulting in premiums or discounts to NAV that may be greater than those experienced by other ETFs. In addition, the securities held by a Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.
When you buy or sell Shares of a Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a bid/ask spread charged by the market makers or other participants that trade the particular security. The spread of a Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of a Fund’s holdings may be halted, the bid/ask spread may increase significantly. This means that Shares may trade at a discount to the Fund’s NAV, and the discount is likely to be greatest during significant market volatility.
Concentration Risk. A Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent that its respective Index concentrates in a particular sector or sectors or industry or group of industries. The securities of many or all of the companies in the same sector or industry may decline in value due to developments adversely affecting such sector or industry. By concentrating its assets in a particular sector or sectors or industry or group of industries, a Fund is subject to the risk that economic, political or other conditions that have a negative effect on that sector or sectors or industry or group of industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.
State Concentration Risk. (VanEck HIP Sustainable Muni ETF only.) A Fund may invest a significant portion of its assets in municipal obligations of issuers located in a particular state or states. Consequently, a Fund may be affected by political, economic, regulatory and other developments within the state or states and by the financial condition of the state's or states' political subdivisions, agencies, instrumentalities and public authorities.
Non-Diversified Risk. (VanEck CEF Muni Income ETF and VanEck HIP Sustainable Muni ETF only.) The Funds are classified as “non-diversified” fund under the 1940 Act. Therefore, the Funds may invest a relatively high percentage of their assets in a smaller number of issuers or may invest a larger proportion of their assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Funds NAV and may make the Funds more volatile than more diversified funds.
Non-Diversification Risk. (VanEck CEF Muni Income ETF only.) The Fund may become classified as “non-diversified” under the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the its Index. If the Fund becomes non-diversified, it may invest a greater portion of its assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.
ADDITIONAL NON-PRINCIPAL INVESTMENT STRATEGIES
Each Fund may invest in securities not included in its respective Index, money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), and/or certain derivatives, which the Adviser believes will help a Fund track its Index. Depositary receipts not included in a Fund’s Index may be used by certain Funds in seeking performance that corresponds to its respective Index, and in managing cash flows, and may count towards compliance with a Fund’s 80% policy. Each Fund may also invest, to the extent permitted by the 1940 Act and SEC regulations thereunder in other affiliated and unaffiliated funds, such as open-end or closed-end management investment companies, including other ETFs.
With respect to the VanEck Muni Allocation ETF, the Fund may also invest in securities issued by other investment companies, equity securities, fixed income securities and money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments. For temporary defensive purposes, the Fund may invest without limit in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments. The Fund may also pursue temporary defensive positions in anticipation of or in an attempt to respond to adverse market, economic, political or other conditions. Such a position could have the effect of reducing any benefit the Fund may receive from a market increase.

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BORROWING MONEY
Each Fund may borrow money from a bank up to a limit of one-third of the market value of its assets. Each Fund has entered into a credit facility to borrow money for temporary, emergency or other purposes, including the funding of shareholder redemption requests, trade settlements and as necessary to distribute to shareholders any income required to maintain the Fund’s status as a regulated investment company. To the extent that a Fund borrows money, it may be leveraged; at such times, the Fund will appreciate or depreciate in value more rapidly than its Index. Leverage generally has the effect of increasing the amount of loss or gain a Fund might realize, and may increase volatility in the value of a Fund’s investments.
LENDING PORTFOLIO SECURITIES
Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, a Fund receives cash, U.S. government securities and stand-by letters of credit not issued by the Fund’s bank lending agent equal to at least 102% of the value of the portfolio securities being loaned. This collateral is marked-to-market on a daily basis. Although a Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower fail to return the borrowed securities (e.g., the Fund would have to buy replacement securities and the loaned securities may have appreciated beyond the value of the collateral held by the Fund) or become insolvent. A Fund may pay fees to the party arranging the loan of securities. In addition, a Fund will bear the risk that it may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. Each Fund could also lose money in the event of a decline in the value of any cash collateral or in the value of investments made with the cash collateral. These events could trigger adverse tax consequences for the Funds. Substitute payments for dividends received by a Fund for securities loaned out by a Fund will not be considered qualified dividend income.
ADDITIONAL NON-PRINCIPAL RISKS
Risk of Investing in Derivatives. Derivatives are financial instruments whose values are based on the value of one or more reference assets or indicators, such as a security, currency, interest rate, or index. The Funds’ use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Moreover, although the value of a derivative is based on an underlying asset or indicator, a derivative typically does not carry the same rights as would be the case if a Fund invested directly in the underlying securities, currencies or other assets.
Derivatives are subject to a number of risks, such as potential changes in value in response to market developments or, in the case of “over-the-counter” derivatives, as a result of a counterparty’s credit quality and the risk that a derivative transaction may not have the effect the Adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not achieve the desired correlation with the underlying asset or indicator. Derivative transactions can create investment leverage and may be highly volatile, and a Fund could lose more than the amount it invests. The use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders of a Fund.
Many derivative transactions are entered into “over-the-counter” without a central clearinghouse; as a result, the value of such a derivative transaction will depend on, among other factors, the ability and the willingness of a Fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, a Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for a Fund’s derivative positions at any time, and a Fund may not be able to initiate or liquidate a swap position at an advantageous time or price, which may result in significant losses.
In October 2020, the Securities and Exchange Commission (the “SEC”) adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies (the “derivatives rule”). The derivatives rule requires funds to trade derivatives and other transactions that create future fund payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit, and certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless a fund qualifies as a “limited derivatives user,” as defined in the final rule. Under the rule, when a fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a fund is a limited derivatives user, but for funds subject to the VaR testing, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the rule regarding use of securities lending collateral that may limit a fund's securities lending activities. In addition, under the derivatives rule, a Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security under the 1940 Act, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the derivatives rule. Furthermore, under the derivatives rule, a Fund will be permitted to enter into an

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unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due.
Shareholder Risk. Certain shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of a Fund’s Shares. In addition, a third party investor, the Adviser or an affiliate of the Adviser, an AP, a market maker, or another entity may invest in a Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment. Redemptions by shareholders could have a negative impact on a Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an Exchange and may, therefore, have a material effect on the market price of the Shares.
Leverage Risk. (Each Fund except VanEck CEF Muni Income ETF, for which Leverage Risk is a principal risk.) To the extent that a Fund borrows money or utilizes certain derivatives, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio securities. The Funds are required to comply with the derivatives rule when they engage in transactions that create future Fund payment or delivery obligations.
Puerto Rico Risk. (VanEck High Yield Muni ETF and VanEck Short High Yield Muni ETF only.) Each Fund may invest a portion of its assets in municipal obligations of issuers located in Puerto Rico. Consequently, the Fund may be affected by political, economic, regulatory and other developments within Puerto Rico and by the financial condition of Puerto Rico’s political subdivisions, agencies, instrumentalities and public authorities. Events, including economic and political policy changes, tax base erosion, territory constitutional limits on tax increases, budget deficits and other financial difficulties and changes in the credit ratings assigned to Puerto Rico’s municipal issuers, are likely to affect the Fund’s performance. The Puerto Rican economy is reliant on manufacturing, services and tourism, and its economic and financial operations parallel the economic cycles of the United States. As a result, a decline in tourism, which is an important component of the Puerto Rico economy, and U.S. recessions have had a negative effect on the overall economy of Puerto Rico. Puerto Rico continues to face significant fiscal challenges, including persistent government deficits, underfunded public pension benefit obligations, underfunded government retirement systems, sizable debt service obligations and a high unemployment rate.
The Puerto Rican government defaulted on nearly $2 billion in debt payments due on July 1, 2016. In May 2017, the newly-created oversight board that oversees Puerto Rico's finance and court-supervised debt restructuring (the “Oversight Board”) initiated a bankruptcy-like process for the general government, general obligation debt, and certain Puerto Rico instrumentalities, including the Puerto Rico Sales Tax Financing Corporation, the Highways and Transportation Authority, and the Employee Retirement System. These municipal obligations are subject to heightened risks that may adversely affect the value of a Fund’s portfolio and the repayment of such bonds may be subject to significant uncertainties if Puerto Rico’s economic downturn continues. The negotiations between Puerto Rico and its instrumentalities and their respective creditors to restructure outstanding debt obligations remain ongoing, and it is not possible to predict whether Puerto Rico and its instrumentalities will be able to come to agreements with their creditors.
In addition, due to the ongoing budget impact from the COVID-19 pandemic on Puerto Rico's finances, the Oversight Board or Puerto Rico could seek to revise or even terminate earlier agreements reached with certain creditors.
Temporary Defensive Strategy. (VanEck Muni Allocation ETF only.) When the Fund utilizes a temporary defensive strategy, it may not achieve its investment objective.

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INFORMATION ABOUT UNDERLYING FUNDS AND ETPs
Under normal circumstances, the VanEck Muni Allocation ETF intends to invest primarily in VanEck ETPs that are registered under the federal securities laws and that invest in publicly traded municipal bonds that cover the U.S. dollar-denominated investment grade and below investment grade (“high yield”) tax-exempt bond market. The following table sets forth (i) the names of the underlying funds that the VanEck Muni Allocation ETF is currently considering for investment, and (ii) brief descriptions of the underlying funds’ investment objectives and principal investment strategies. The list of underlying funds is not exhaustive and subject to change at the discretion of the Adviser without notice to shareholders. In addition, the investment objective(s) and principal investment strategies of each underlying fund are subject to change without notice to shareholders.
Prospectuses for the VanEck ETPs can be obtained at www.vaneck.com.

Fund Name	Investment Objective(s) and Principal Investment Strategies
VanEck High Yield Muni ETF	VanEck High Yield Muni ETF (the “High Yield Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the ICE High Yield Crossover Municipal Bond Transition Index (the “High Yield Index”). The High Yield Fund normally invests at least 80% of its total assets in securities that comprise the benchmark index. The High Yield Index is comprised of publicly traded municipal bonds that cover the U.S. dollar denominated high yield long-term tax-exempt bond market.
VanEck Intermediate Muni ETF	VanEck Intermediate Muni ETF (the “Intermediate Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the ICE Intermediate AMT-Free Broad National Municipal Transition Index (the “Intermediate Index”). The Intermediate Fund normally invests at least 80% of its total assets in fixed income securities that comprise the Intermediate Index. The Intermediate Index is comprised of publicly traded municipal bonds that cover the U.S. dollar denominated intermediate term tax-exempt bond market.

VanEck Long Muni ETF	VanEck Long Muni ETF (the “Long Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the ICE Long AMT-Free Broad National Municipal Transition Index (the “Long Index”). The Long Fund normally invests at least 80% of its total assets in fixed income securities that comprise the Long Index. The Long Index is comprised of publicly traded municipal bonds that cover the U.S. dollar denominated long-term tax-exempt bond market.

VanEck Short High Yield Muni ETF	VanEck Short High Yield Muni ETF (the “Short High Yield Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the ICE 1-12 Year High Yield Crossover Municipal Bond Transition Index (the “Short High Yield Index”). The Short High Yield Fund normally invests at least 80% of its total assets in securities that comprise the benchmark index. The Short High Yield Index is composed of publicly traded municipal bonds that cover the U.S. dollar denominated high yield short-term tax-exempt bond market.
VanEck Short Muni ETF	VanEck Short Muni ETF (the “Short Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the ICE Short AMT-Free Broad National Municipal Transition Index (the “Short Index”). The Short Fund normally invests at least 80% of its total assets in fixed income securities that comprise the Short Index. The Short Index is comprised of publicly traded municipal bonds that cover the U.S. dollar denominated short-term tax-exempt bond market.

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TAX ADVANTAGED PRODUCT STRUCTURE
Unlike many conventional mutual funds which are only bought and sold at closing NAVs, the Shares of each Fund have been designed to be tradable in a secondary market on an intra-day basis and to be created and redeemed principally in-kind in Creation Units at each day’s market close. These in-kind arrangements are designed to mitigate the adverse effects on a Fund’s portfolio that could arise from frequent cash purchase and redemption transactions that affect the NAV of the Fund. Moreover, in contrast to conventional mutual funds, where frequent redemptions can have an adverse tax impact on taxable shareholders because of the need to sell portfolio securities which, in turn, may generate taxable gain, the in-kind redemption mechanism of each Fund, to the extent used, generally is not expected to lead to a tax event for shareholders whose Shares are not being redeemed.

PORTFOLIO HOLDINGS
A description of each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Funds’ SAI.

MANAGEMENT OF THE FUNDS
Board of Trustees. The Board of Trustees of the Trust has responsibility for the general oversight of the management of the Funds, including general supervision of the Adviser and other service providers, but is not involved in the day-to-day management of the Trust. A list of the Trustees and the Trust officers, and their present positions and principal occupations, is provided in the Funds’ SAI.
Investment Adviser. Under the terms of an investment management agreement between the Trust and Van Eck Associates Corporation with respect to VanEck CEF Muni Income ETF, VanEck High Yield Muni ETF, VanEck HIP Sustainable Muni ETF, VanEck Intermediate Muni ETF, VanEck Long Muni ETF, VanEck Muni Allocation ETF, VanEck Short High Yield Muni ETF, and VanEck Short Muni ETF (the “Municipal Investment Management Agreement”), Van Eck Associates Corporation serves as the adviser to each Fund and, subject to the supervision of the Board of Trustees, is responsible for the day-today investment management of each Fund. As of July 31, 2022, the Adviser managed approximately $70.83 billion in assets. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to mutual funds, other ETFs, other pooled investment vehicles and separate accounts. The Adviser’s principal business address is 666 Third Avenue, 9th Floor, New York, New York 10017. A discussion regarding the Board of Trustees’ approval of the Investment Management Agreement for each Fund will be available in the Trust’s semi-annual report for the period ended October 31, 2022.
Pursuant to the Municipal Investment Management Agreement, the Adviser is responsible for all expenses of VanEck CEF Muni Income ETF, VanEck High Yield Muni ETF, VanEck HIP Sustainable Muni ETF, VanEck Intermediate Muni ETF, VanEck Long Muni ETF, VanEck Muni Allocation ETF, VanEck Short High Yield Muni ETF and VanEck Short Muni ETF, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the Municipal Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. For its services to each Fund, each Fund has agreed to pay the Adviser an annual unitary management fee equal to 0.40% (with respect to VanEck CEF Muni Income ETF), 0.35% (with respect to VanEck High Yield Muni ETF and VanEck Short High Yield Muni ETF), 0.24% (with respect to VanEck HIP Sustainable Muni ETF, VanEck Intermediate Muni ETF and VanEck Long Muni ETF), ) 0.08% (with respect to VanEck Muni Allocation ETF) and 0.20% (with respect to VanEck Short Muni ETF) of its average daily net assets. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to a Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of a Fund to be listed on an exchange. Notwithstanding the foregoing, the Adviser has agreed to pay all such offering costs until at least September 1, 2023.
Manager of Managers Structure. With respect to VanEck HIP Sustainable Muni ETF and VanEck Muni Allocation ETF, the Adviser and the Trust may rely on an exemptive order (the “Order”) from the SEC that permits the Adviser to enter into investment sub-advisory agreements with unaffiliated sub-advisers without obtaining shareholder approval. The Adviser, subject to the review and approval of the Board of Trustees, may select one or more sub-advisers for the Fund and supervise, monitor and evaluate the performance of each sub-adviser.
The Order also permits the Adviser, subject to the approval of the Board of Trustees, to replace sub-advisers and amend investment sub-advisory agreements, including applicable fee arrangements, without shareholder approval whenever the Adviser and the Board of Trustees believe such action will benefit the Fund and its shareholders. The Adviser thus would have the responsibility (subject to the oversight of the Board of Trustees) to recommend the hiring and replacement of sub-advisers as well as the discretion to terminate any sub-adviser and reallocate the Fund’s assets for management among any other sub-adviser(s)

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MANAGEMENT OF THE FUNDS
and itself. This means that the Adviser would be able to reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee. The Adviser would compensate each sub-adviser out of its management fee.
Administrator, Custodian and Transfer Agent. Van Eck Associates Corporation is the administrator for the Funds (the “Administrator”), and State Street Bank and Trust Company is the custodian of the Funds’ assets and provides transfer agency and fund accounting services to the Funds. The Administrator is responsible for certain clerical, recordkeeping and/or bookkeeping services which are required to be provided pursuant to the Investment Management Agreement.
Distributor. Van Eck Securities Corporation is the distributor of the Shares (the “Distributor”). The Distributor will not distribute Shares in less than a specified number of Shares, each called a “Creation Unit,” and does not maintain a secondary market in the Shares. The Shares are traded in the secondary market.

PORTFOLIO MANAGERS
The portfolio manager who is currently responsible for the day-to-day management of the VanEck CEF Muni Income ETF’s portfolio is Peter H. Liao.
Mr. Liao has been employed by the Adviser as an analyst since the summer of 2004 and has been a portfolio manager since 2006. Mr. Liao graduated from New York University in 2004 with a Bachelor of Arts in Economics and Mathematics.
Mr. Liao serves as a portfolio manager of other funds of the Trust. Mr. Liao also serves as portfolio manager for certain other investment companies and pooled investment vehicles advised by the Adviser. See the Funds’ SAI for additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and his respective ownership of Shares.
The portfolio manager who is currently responsible for the day-to-day management of the VanEck Intermediate Muni ETF’s, VanEck Long Muni ETF’s, VanEck Short Muni ETF’s, VanEck High Yield Muni ETF’s and VanEck Short High Yield Muni ETF’s portfolios is James T. Colby III. Mr. Colby shares joint responsibility for the day-to-day management of the VanEck HIP Sustainable Muni ETF’s portfolio with Stephanie Wang.
Mr. Colby has been employed by the Adviser as a portfolio manager since September 2007. Mr. Colby graduated from Brown University in 1972 with a Bachelor of Arts in Economics and International Relations; and from Hofstra University in 1979 with a Masters of Business Administration in Finance.
Ms. Wang has been employed with the Adviser since 2016. Ms. Wang graduated from Baruch College in 2013 with a Bachelor of Science in Finance and in 2016 with a Master's in Financial Engineering. She is a CFA® charter holder and a member of the CFA Institute. See the Funds’ SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their respective ownership of Shares.
The portfolio managers who currently share joint responsibility for the day-to-day management of the VanEck Muni Allocation ETF’s portfolio are David Schassler and John Lau.
Mr. Schassler has been employed by the Adviser as a portfolio manager since May 2016, a deputy portfolio manager from 2015 to 2016 and a director of manager research from 2012 to 2015. Mr. Schassler graduated from the State University of New York College at Cortland in 2003 with a Bachelor of Arts and from the NYU Stern School of Business in 2012 with a Master’s of Business Administration.
Mr. Lau is deputy portfolio manager of the Fund. He has been employed with the Adviser since 2007 and has over 10 years of experience in the financial markets. Mr. Lau received his Bacherlor of Science in Business Administration, with a concentration in Financial Analysis from the State University of New York at Buffalo. See the Funds’ SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their respective ownership of Shares.

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DETERMINATION OF NAV
The NAV per Share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m., Eastern time) on the New York Stock Exchange.
The values of each Fund’s portfolio securities are based on the securities’ closing prices on the markets on which the securities trade, when available. Due to the time differences between the United States and certain countries in which certain Funds invest, securities on these exchanges may not trade at times when Shares of the Fund will trade. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Debt instruments with remaining maturities of more than 60 days are valued at the evaluated mean price provided by an outside independent pricing service. If an outside independent pricing service is unable to provide a valuation, the instrument is valued at the mean of the highest bid and the lowest asked quotes obtained from one or more brokers or dealers selected by the Adviser. Prices obtained by an outside independent pricing service may use information provided by market makers or estimates of market values obtained from yield data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources. If a market quotation for a security or other asset is not readily available or the Adviser believes it does not otherwise accurately reflect the market value of the security or asset at the time a Fund calculates its NAV, the security or asset will be fair valued by the Adviser in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. Each Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. In addition, each Fund that holds foreign equity securities currently expects that it will fair value certain of the foreign equity securities held by the Fund, if any, each day the Fund calculates its NAV, except those securities principally traded on exchanges that close at the same time the Fund calculates its NAV.
Accordingly, a Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices at the time the exchanges on which they principally trade close. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security or other asset is materially different than the value that could be realized upon the sale of such security or asset. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s respective Index. This may adversely affect a Fund’s ability to track its Index. With respect to securities that are principally traded on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.
INTRADAY VALUE
The trading prices of the Funds’ Shares in the secondary market generally differ from the Funds’ daily NAV and are affected by market forces such as the supply of and demand for Fund Shares and underlying securities held by each Fund, economic conditions and other factors. Information regarding the intraday value of the Funds’ Shares (“IIV”) may be disseminated throughout each trading day by an Exchange or by market data vendors or other information providers. The IIV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IIV does not necessarily reflect the precise composition of the current portfolio of securities held by each Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IIV should not be viewed as a “real-time” update of the Funds’ NAV, which is computed only once a day. The IIV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries that may trade in the portfolio securities held by each Fund and valuations based on current market rates. The quotations and/or valuations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. Each Fund is not involved in, or responsible for, the calculation or dissemination of the IIV and makes no warranty as to its accuracy.
RULE 144A AND OTHER UNREGISTERED SECURITIES
An AP (i.e., a person eligible to place orders with the Distributor to create or redeem Creation Units of a Fund) that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A or other unregistered securities.
BUYING AND SELLING EXCHANGE-TRADED SHARES
The Shares of the Funds are listed on the Exchange. If you buy or sell Shares in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the “spread,” which is any difference between the bid price and the ask price. The spread varies over time for a Fund’s Shares based on the Fund’s trading volume and market liquidity, and is generally lower if the Funds have high trading volume and market liquidity, and generally higher if the Funds have little

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trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). In times of severe market disruption or low trading volume in a Fund’s Shares, this spread can increase significantly. It is anticipated that the Shares will trade in the secondary market at prices that may differ to varying degrees from the NAV of the Shares. During periods of disruptions to creations and redemptions or the existence of extreme market volatility, the market prices of Shares are more likely to differ significantly from the Shares’ NAV.
The Depository Trust Company (“DTC”) serves as securities depository for the Shares. (The Shares may be held only in book- entry form; stock certificates will not be issued.) DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants,” i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants,” i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. For more information, see the section entitled “Book Entry Only System” in the Funds’ SAI.
Each Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because non-U.S. exchanges may be open on days when a Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell a Fund’s Shares.
The right of redemption by an AP may be suspended or the date of payment postponed (1) for any period during which an Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on an Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of a Fund or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
Market Timing and Related Matters. The Funds impose no restrictions on the frequency of purchases and redemptions. Frequent purchases and redemptions of Fund Shares may attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a Fund’s portfolio securities after the close of the primary markets for a Fund’s portfolio securities and the reflection of that change in a Fund’s NAV (“market timing”). The Board of Trustees considered the nature of each Fund (i.e., a fund whose Shares are expected to trade intraday), that the Adviser monitors the trading activity of APs for patterns of abusive trading, that the Funds reserve the right to reject orders that may be disruptive to the management of or otherwise not in the Funds’ best interests, and that each Fund may fair value certain of its securities. Given this structure, the Board of Trustees determined that it is not necessary to impose restrictions on the frequency of purchases and redemptions for the Funds at the present time.
DISTRIBUTIONS
Net Investment Income and Capital Gains. As a shareholder of a Fund, you are entitled to your share of such Fund’s distributions of net investment income and net realized capital gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as “distributions.”
Each Fund typically earns income dividends from stocks and/or interest on municipal securities. These amounts, net of expenses, are typically passed along to Fund shareholders as dividends from net investment income. Each Fund generally realizes capital gains or losses whenever it sells securities. Net capital gains are distributed to shareholders as “capital gain distributions.” Dividends paid by the Funds that are properly reported as exempt-interest dividends will not be subject to regular federal income tax. Distributions from a Fund’s net investment income (other than net tax-exempt income), including any net short term capital gains, if any, are taxable to you as ordinary income. Any long-term capital gains distributions you receive from a Fund are taxable as long-term capital gains.
Net investment income, if any, is typically distributed to shareholders at least monthly and net realized capital gains, if any, are typically distributed to shareholders at least annually. Dividends may be declared and paid more frequently to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code. In addition, in situations where the Fund acquires investment securities after the beginning of a dividend period, the Fund may elect to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Funds owned the underlying investment securities for the entire dividend period. If the Fund so elects, some portion of each distribution may result

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in a return of capital, which, for tax purposes, is treated as a return of your investment in Shares. You will be notified regarding the portion of the distribution which represents a return of capital.
Distributions in cash may be reinvested automatically in additional Shares of your Fund only if the broker through which you purchased Shares makes such option available.
TAX INFORMATION
As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Funds, including the possible application of foreign, state and local taxes. Unless your investment in a Fund is through a tax-exempt entity or tax-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when: (i) a Fund makes distributions; (ii) you sell Shares in the secondary market or (iii) you create or redeem Creation Units.
Taxes on Distributions. As noted above, each Fund expects to distribute net investment income, if any, monthly, and any net realized long-term or short-term capital gains, if any, annually. Each Fund may also pay a special distribution at any time to comply with U.S. federal tax requirements.
Dividends paid by the Funds that are properly reported as exempt-interest dividends will not be subject to regular U.S. federal income tax. The Funds intend to invest their assets in a manner such that a significant portion of their dividend distributions to shareholders will generally be exempt from U.S. federal income taxes, including the federal alternative minimum tax for noncorporate shareholders. The VanEck High Yield Muni ETF, VanEck Short High Yield Muni ETF and the Underlying Funds in which the VanEck CEF Muni Income ETF invests may invest a portion of their assets in certain “private activity bonds,” and as a result, a portion of the exempt-interest dividends paid by them will be an item of tax preference to shareholders subject to the alternative minimum tax. Depending on a shareholder’s state of residence, exempt-interest dividends from interest earned on municipal securities of a state or its political subdivisions may be exempt in the hands of such shareholder from income tax in that state. However, income from municipal securities of states other than the shareholder’s state of residence generally will not qualify for tax-free treatment for such shareholder.
Distributions from a Fund’s net investment income other than net tax-exempt income, including any net short-term gains, if any, are taxable to you as ordinary income.
In general, your distributions are subject to U.S. federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Whether distributions of capital gains represent long-term or short-term capital gains is determined by how long the Fund owned the investments that generated them, rather than how long you have owned your Shares. Distributions of net short-term capital gains in excess of net long–term capital losses, if any, are generally taxable as ordinary income. Distributions of net long-term capital gains in excess of net short-term capital losses, if any, that are properly reported as capital gain dividends are generally taxable as long-term capital gains. Long-term capital gains of a non-corporate shareholder are generally taxable at a maximum rate of 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts. The Funds do not expect that any of their distributions will be qualified dividends eligible for lower tax rates or for the corporate dividends received deduction.
Exempt-interest dividends from a Fund are taken into account in determining the taxable portion of any Social Security or railroad retirement benefits that you receive.
Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in the Shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of Shares. A distribution will reduce a Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.
The VanEck CEF Muni Income ETF will not be able to offset gains realized by one Underlying Fund in which the VanEck CEF Muni Income ETF invests against losses realized by another Underlying Fund in which the VanEck CEF Muni Income ETF invests. Short-term capital gains earned by an Underlying Fund when distributed will be ordinary income to the VanEck CEF Muni Income ETF and will not be offset by its capital losses, if any. Redemptions of Shares in an Underlying Fund could also result in a gain and/or income to the VanEck CEF Muni Income ETF and realized losses from such redemptions may be deferred indefinitely as wash sales. The VanEck CEF Muni Income ETF’s use of the fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders. Redemptions of Shares in an Underlying Fund could also cause additional distributable gains to shareholders.
Backup Withholding. A Fund may be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number or otherwise established a basis for exemption from backup withholding. The backup withholding rate for individuals is currently 24%. This is not an additional tax and may be refunded, or credited against your U.S. federal income tax liability, provided certain required information is furnished to the IRS.

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Taxes on the Sale or Cash Redemption of Exchange Listed Shares. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long term-capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares. The ability to deduct capital losses may be limited. To the extent that a Fund’s shareholder’s Shares are redeemed for cash, this is normally treated as a sale for tax purposes.
Taxes on Creations and Redemptions of Creation Units. A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received. The IRS, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities for Creation Units or redeeming Creation Units should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.
Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units held as capital assets is generally treated as long-term capital gain or loss if the Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Shares (or securities surrendered) have been held for one year or less.
If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you created or sold and at what price.
Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Non-U.S. Shareholders. Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by a Fund from net tax-exempt income or long-term capital gains are generally not subject to such withholding tax. Properly-reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of a Fund’s “qualified net interest income” (generally, a Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which a Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income); or (ii) are paid in respect of a Fund’s “qualified short-term capital gains” (generally, the excess of a Fund’s net short-term capital gain over a Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, a Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.
Any capital gain realized by a non-U.S. shareholder upon a sale of Shares of a Fund will generally not be subject to U.S. federal income or withholding tax unless (i) the gain is effectively connected with the shareholder’s trade or business in the United States, or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met or (ii) the Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the Fund’s Shares or, if shorter, within the period during which the non-U.S. shareholder has held the Shares. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests, as defined in the Internal Revenue Code and applicable regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. A Fund may be, or may prior to a non-U.S. shareholder’s disposition of Shares become, a U.S. real property holding corporation. If a Fund is or becomes a U.S. real property holding corporation, so long as the Fund’s Shares are regularly traded on an established securities market, only a non-U.S. shareholder who holds or held (at any time during the shorter of the five-year period preceding the date of disposition or the holder’s holding period) more than 5% (directly or indirectly as determined under applicable attribution rules of the Internal Revenue Code) of the Fund’s Shares will be subject to United States federal income tax on the disposition of Shares.
As part of the Foreign Account Tax Compliance Act, (“FATCA”), a Fund may be required to withhold 30% tax on certain types of U.S. sourced income (e.g., dividends, interest, and other types of passive income) paid to (i) foreign financial institutions (“FFIs”), including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain nonfinancial foreign entities (“NFFEs”), unless they certify certain information regarding their direct and indirect U.S. owners. To avoid possible withholding, FFIs will need to enter into agreements with the IRS which state that they will provide the IRS information, including the names, account numbers and balances, addresses and taxpayer

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identification numbers of U.S. account holders and comply with due diligence procedures with respect to the identification of U.S. accounts as well as agree to withhold tax on certain types of withholdable payments made to non-compliant foreign financial institutions or to applicable foreign account holders who fail to provide the required information to the IRS, or similar account information and required documentation to a local revenue authority, should an applicable intergovernmental agreement be implemented. NFFEs will need to provide certain information regarding each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to the IRS.
A Fund may be subject to the FATCA withholding obligation, and also will be required to perform due diligence reviews to classify foreign entity investors for FATCA purposes. Investors are required to agree to provide information necessary to allow a Fund to comply with the FATCA rules. If a Fund is required to withhold amounts from payments pursuant to FATCA, investors will receive distributions that are reduced by such withholding amounts.
Non-U.S. shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Funds, including the possible applicability of the U.S. estate tax.
The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your own tax advisor about the potential tax consequences of an investment in a Fund under all applicable tax laws. Changes in applicable tax authority could materially affect the conclusions discussed above and could adversely affect the Funds, and such changes often occur.

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INDEX PROVIDERS
The CEFMX Index is published by S-Network Global Indexes, LLC (“S-Network”). The High Yield Index, Intermediate Index, Long Index, Short High Yield Index and Short Index are published by ICE Data Indices, LLC (“ICE Data”) and its affiliates. ICE Data is referred to herein as the “Index Provider.” The Index Provider does not sponsor, endorse, or promote the Funds and bear no liability with respect to the Funds or any security.

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S-NETWORK MUNICIPAL BOND CLOSED-END FUND INDEXSM
The CEFMX Index is a rules based index intended to serve as a benchmark for closed-end funds listed in the U.S. that are principally engaged in asset management processes designed to produce federally tax-exempt annual yield. The CEFMX Index employs a modified total net assets weighting methodology designed to provide investment exposure across the various business segments that together comprise the federally tax-exempt annual yield sector of the closed-end fund market. The CEFMX Index is divided into four main closed-end fund segments including: leveraged municipal fixed income closed-end funds; unleveraged municipal fixed income closed-end funds; leveraged high yield municipal fixed income closed-end funds; and unleveraged high yield municipal fixed income closed-end funds.
The CEFMX Index will reconstitute at the conclusion of trading on the last business day of the last month of each calendar half (March/September) and rebalance at the conclusion of trading on the last business day of the last month of each calendar quarter. The CEFMX Index is calculated and maintained by ICE Data Indices on behalf of S-Network. The CEFMX Index is reviewed on an ongoing basis. S-Network may delay or change a scheduled rebalancing or reconstitution of the CEFMX Index or the implementation of certain rules at its sole discretion.

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ICE BROAD HIGH YIELD CROSSOVER MUNICIPAL INDEX
The Final High Yield Index tracks the performance of lower-rated and unrated U.S. dollar denominated tax-exempt debt publicly issued in the U.S. domestic market by U.S. states and territories as well as their political subdivisions.
The Final High Yield Index is a modified blend of the following indices, with additional constraints placed on certain exposure concentrations:
70% ICE Core High Yield & Unrated Municipal Index;
25% ICE Core BBB Municipal Index;
5% ICE Core Single-A Municipal Index.
The Final High Yield Index is rebalanced on the last calendar day of the month, based on the rebalanced constituencies of the three component indices. ICE Data may delay or change a scheduled rebalancing or reconstitution of the Final High Yield Index or the implementation of certain rules at its sole discretion.

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ICE INTERMEDIATE AMT-FREE BROAD NATIONAL MUNICIPAL INDEX
The Final Intermediate Index tracks the performance of intermediate maturity U.S. dollar denominated investment grade tax-exempt debt publicly issued in the U.S. domestic market by U.S. states and territories as well as their political subdivisions. Qualifying securities must be exempt from Federal taxes and must not be subject to alternative minimum tax. In addition, qualifying securities must have at least six years but less than 17 years remaining term to final maturity, a fixed coupon schedule (including zero coupon and step up or stepdown bonds) and an investment grade rating (based on the middle rating of Moody’s, S&P and Fitch).
The Final Intermediate Index is rebalanced on the last calendar day of the month. ICE Data may delay or change a scheduled rebalancing or reconstitution of the Final Intermediate Index or the implementation of certain rules at its sole discretion.

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ICE LONG AMT-FREE BROAD NATIONAL MUNICIPAL INDEX
The Final Long Index tracks the performance of long maturity U.S. dollar denominated investment grade tax-exempt debt publicly issued in the U.S. domestic market by U.S. states and territories as well as their political subdivisions. Qualifying securities must be exempt from Federal taxes and must not be subject to alternative minimum tax. In addition, qualifying securities must have at least 17 years remaining term to final maturity, a fixed coupon schedule (including zero coupon and step up or stepdown bonds) and an investment grade rating (based on the middle rating of Moody’s, S&P and Fitch).
The Final Long Index is rebalanced on the last calendar day of the month. ICE Data may delay or change a scheduled rebalancing or reconstitution of the Final Long Index or the implementation of certain rules at its sole discretion.

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ICE 1-12 YEAR BROAD HIGH YIELD CROSSOVER MUNICIPAL INDEX
The Final Short High Yield Index tracks the performance of lower-rated and unrated U.S. dollar denominated tax-exempt debt publicly issued in the U.S. domestic market by U.S. states and territories as well as their political subdivisions.
The Final Short High Yield Index is a modified blend of the following indices, with additional constraints placed on certain exposure concentrations:
70% ICE 1-12 Year Core High Yield & Unrated Municipal Index;
20% ICE 1-12 Year Core BBB Municipal Index;
10% ICE 1-12 Year Core Single-A Municipal Index.
The Final Short High Yield Index is rebalanced on the last calendar day of the month, based on the rebalanced constituencies of the three component indices. ICE Data may delay or change a scheduled rebalancing or reconstitution of the Final Short High Yield Index or the implementation of certain rules at its sole discretion.

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ICE SHORT AMT-FREE BROAD NATIONAL MUNICIPAL INDEX
The Final Short Index tracks the performance of short maturity U.S. dollar denominated investment grade tax-exempt debt publicly issued in the U.S. domestic market by U.S. states and territories as well as their political subdivisions. Qualifying securities must be exempt from Federal taxes and must not be subject to alternative minimum tax. In addition, qualifying securities must have less than six years remaining term to final maturity, a fixed coupon schedule (including zero coupon and step up or stepdown bonds) and an investment grade rating (based on the middle rating of Moody’s, S&P and Fitch).
Qualifying securities included in the Final Short Index must have at least one year but less than six years remaining term to final maturity.
The Final Short Index is rebalanced on the last calendar day of the month. ICE Data may delay or change a scheduled rebalancing or reconstitution of the Final Short Index or the implementation of certain rules at its sole discretion.

82

LICENSE AGREEMENTS AND DISCLAIMERS
The Adviser has entered into a licensing agreement with each Index Provider to use each Fund’s respective Index. Each Fund is entitled to use its respective Index pursuant to a sublicensing arrangement with the Adviser.
VanEck CEF Muni Income ETF is not sponsored, endorsed, sold or promoted by S-Network. S-Network makes no representation or warranty, express or implied, to the owners of VanEck CEF Muni Income ETF, or any member of the public regarding the advisability of investing in securities generally or in VanEck CEF Muni Income ETF particularly or the ability of the CEFMX Index to track the performance of the federally tax-exempt annual yield sector of the closed-end fund market. S-Network’s only relationship to the Adviser is the licensing of certain service marks and trade names of S-Network and of the CEFMX Index that is determined, composed and calculated by the S-Network without regard to the Adviser or VanEck CEF Muni Income ETF. S-Network has no obligation to take the needs of the Adviser or the owners of VanEck CEF Muni Income ETF, into consideration in determining, composing or calculating the CEFMX Index. S-Network is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of VanEck CEF Muni Income ETF to be issued or in the determination or calculation of the equation by which VanEck CEF Muni Income ETF is to be converted into cash. S-Network has no obligation or liability in connection with the administration, marketing or trading of VanEck CEF Muni Income ETF.
S-NETWORK DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE CEFMX INDEX OR ANY DATA INCLUDED THEREIN AND THE INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S-NETWORK MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF VANECK CEF MUNI INCOME ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE CEFMX INDEX OR ANY DATA INCLUDED THEREIN. S-NETWORK MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE CEFMX INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CEFMX INDEX PROVIDER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
The information contained herein regarding the High Yield Index, the Final High Yield Index, the Intermediate Index, the Final Intermediate Index, the Long Index, the Final Long Index, the Short High Yield Index, the Final Short High Yield Index, the Short Index and the Final Short Index (collectively, the “ICE Indices”) was provided by ICE Data and its affiliates.
The Adviser has entered into a licensing agreement with ICE Data to use the ICE Indices. Each of VanEck High Yield Muni ETF, VanEck Intermediate Muni ETF, VanEck Long Muni ETF, VanEck Short High Yield Muni ETF and VanEck Short Muni ETF (collectively, the “Products”) is entitled to use its respective Index pursuant to a sub-licensing arrangement with the Adviser.
Source ICE Data is used with permission. ICE and NYSE are service/trademarks of ICE Data or its affiliates. Such trademarks have been licensed, along with the ICE Indices for use by the Adviser in connection with the Products. Neither Van Eck Associates Corporation (the “Licensee”) nor the Products, as applicable, are sponsored, endorsed, sold or promoted by ICE Data, its affiliates or its Third Party Suppliers (“ICE Data and its Suppliers”). ICE Data and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in the Products particularly, the Licensee or the ability of the ICE Indices to track general bond market performance.
ICE Data’s only relationship to the Adviser is the licensing of certain trademarks and trade names and the ICE Indices or components thereof. The ICE Indices are determined, composed and calculated by ICE Data without regard to the Adviser or the Products or their holders. ICE Data has no obligation to take the needs of the Adviser or the holders of the Products into consideration in determining, composing or calculating the ICE Indices. ICE Data is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Products to be issued or in the determination or calculation of the equation by which the Products are to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by ICE Data is general in nature and not tailored to the needs of the Adviser or any other person, entity or group of persons. ICE Data has no obligation or liability in connection with the administration, marketing, or trading of the Products. ICE Data is not an investment advisor. Inclusion of a security within an index is not a recommendation by ICE Data to buy, sell, or hold such security, nor is it considered to be investment advice.
ICE DATA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE ICE INDICES OR ANY DATA INCLUDED THEREIN AND ICE DATA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, UNAVAILABILITY, OR INTERRUPTIONS THEREIN. ICE DATA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, SHAREHOLDERS OF THE PRODUCTS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ICE INDICES OR ANY DATA INCLUDED THEREIN. ICE DATA MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE ICE INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ICE DATA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, INCIDENTAL, CONSEQUENTIAL DAMAGES, OR LOST PROFITS, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

83

FINANCIAL HIGHLIGHTS
The financial highlights tables which follow are intended to help you understand the Funds’ financial performance for the past five years or as indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by another independent registered public accounting firm for the periods reflected in the financial highlights below, whose report, along with the Funds’ financial statements, are included in the Funds’ annual report, which is available upon request.

84

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

	CEF Muni Income ETF
	Year Ended April 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$29.07	$24.34	$26.18	$24.97	$26.58
Net investment income (a)	1.14	1.14	1.09	1.16	1.27
Net realized and unrealized gain (loss) on investments	(5.56)	4.71	(1.83)	1.21	(1.61)
Total from investment operations	(4.42)	5.85	(0.74)	2.37	(0.34)
Distributions from:
Net investment income	(1.12)	(1.12)	(1.10)	(1.16)	(1.27)
Net asset value, end of year	$23.53	$29.07	$24.34	$26.18	$24.97
Total return (b)	(15.82)%	24.38%	(3.17)%	9.83%	(1.45)%
Ratios to average net assets
Gross expenses (c)(d)	0.40%	0.40%	0.45%	0.48%	0.50%
Net expenses (c)(d)	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income (c)	4.01%	4.17%	4.02%	4.67%	4.78%
Supplemental data
Net assets, end of year (in millions)	$169	$177	$142	$144	$95
Portfolio turnover rate (e)	15%	11%	10%	13%	9%
(a)    Calculated based upon average shares outstanding
(b)    Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)    The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.
(d)    Periods after November 1, 2019 reflect a unitary management fee structure.
(e)    Portfolio turnover rate excludes in-kind transactions.

85

For a share outstanding throughout each year:

	High Yield Muni ETF (a)
	Year Ended April 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$62.48	$56.13	$62.79	$62.16	$61.52
Net investment income (b)	2.09	2.36	2.69	2.67	2.72
Net realized and unrealized gain (loss) on investments	(7.27)	6.38	(6.73)	0.64	0.60
Total from investment operations	(5.18)	8.74	(4.04)	3.31	3.32
Distributions from:
Net investment income	(2.12)	(2.39)	(2.62)	(2.68)	(2.68)
Net asset value, end of year	$55.18	$62.48	$56.13	$62.79	$62.16
Total return (c)	(8.62)%	15.84%	(6.86)%	5.46%	5.48%
Ratios to average net assets
Expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net Investment Income	3.38%	3.91%	4.26%	4.31%	4.37%
Supplemental data
Net assets, end of year (in millions)	$3,018	$3,461	$2,570	$2,656	$2,437
Portfolio turnover rate (d)	11%	9%	12%	10%	14%
(a)    On October 26, 2018, the Fund effected a 1 for 2 reverse share split. Per share data has been adjusted to reflect the reverse share split.
(b)    Calculated based upon average shares outstanding
(c)    Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)    Portfolio turnover rate excludes in-kind transactions.

86

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	HIP Sustainable Muni ETF
	Period Ended April 30, 2022(a)
Net asset value, beginning of period	$50.00
Net investment income (b)	0.10
Net realized and unrealized loss on investments	(4.22)
Total from investment operations	(4.12)
Distributions from:
Net investment income	(0.22)
Net asset value, end of period	$45.66
Total return (c)	(8.26)	%(d)
Ratios to average net assets
Expenses	0.24	%(e)
Net Investment Income	0.33	%(e)
Supplemental data
Net assets, end of period (in millions)	$14
Portfolio turnover rate (f)	11	%(d)
(a)    For the period September 9, 2021 (commencement of operations) through April 30, 2022.
(b)    Calculated based upon average shares outstanding
(c)    Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)    Not Annualized
(e)    Annualized
(f)    Portfolio turnover rate excludes in-kind transactions.

87

For a share outstanding throughout each year:

	Intermediate Muni ETF (a)
	Year Ended April 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$51.62	$48.97	$48.94	$46.83	$47.40
Net investment income (b)	0.83	0.98	1.09	1.12	1.08
Net realized and unrealized gain (loss) on investments	(5.92)	2.72	0.10	2.11	(0.59)
Total from investment operations	(5.09)	3.70	1.19	3.23	0.49
Distributions from:
Net investment income	(0.84)	(0.98)	(1.10)	(1.12)	(1.06)
Net realized capital gains	— (c)	(0.07)	(0.06)	—	—
Total distributions	(0.84)	(1.05)	(1.16)	(1.12)	(1.06)
Net asset value, end of year	$45.69	$51.62	$48.97	$48.94	$46.83
Total return (d)	(9.99)%	7.59%	2.40%	6.98%	1.04%
Ratios to average net assets
Expenses	0.24%	0.24%	0.24%	0.24%	0.24%
Net investment income	1.64%	1.90%	2.17%	2.37%	2.24%
Supplemental data
Net assets, end of year (in millions)	$1,695	$1,801	$1,582	$1,720	$1,698
Portfolio turnover rate (e)	4%	6%	7%	7%	9%
(a)On October 26, 2018, the Fund effected a 1 for 2 reverse share split. Per share data has been adjusted to reflect the reverse share split.
(b)Calculated based upon average shares outstanding
(c)Amount represents less than $0.005 per share.
(d)Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(e)Portfolio turnover rate excludes in-kind transactions.

88

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

	Long Muni ETF
	Year Ended April 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$21.68	$20.18	$20.40	$19.63	$19.63
Net investment income (a)	0.46	0.52	0.57	0.60	0.59
Net realized and unrealized gain (loss) on investments	(3.26)	1.54	(0.20)	0.77	0.01
Total from investment operations	(2.80)	2.06	0.37	1.37	0.60
Distributions from:
Net investment income	(0.46)	(0.52)	(0.57)	(0.60)	(0.60)
Net realized capital gains	(0.07)	(0.04)	(0.02)	—	—
Total distributions	(0.53)	(0.56)	(0.59)	(0.60)	(0.60)
Net asset value, end of year	$18.35	$21.68	$20.18	$20.40	$19.63
Total return (b)	(13.26)%	10.31%	1.75%	7.15%	3.02%
Ratios to average net assets
Expenses	0.24%	0.24%	0.24%	0.24%	0.24%
Net investment income	2.15%	2.45%	2.72%	3.06%	2.96%
Supplemental data
Net assets, end of year (in millions)	$216	$228	$200	$153	$154
Portfolio turnover rate (c)	7%	23%	22%	22%	33%
(a)    Calculated based upon average shares outstanding
(b)    Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)    Portfolio turnover rate excludes in-kind transactions.

89

For a share outstanding throughout each period:

	Muni Allocation ETF
	Year Ended April 30,
	2022	2021	Period Ended April 30, 2020 (a)
Net asset value, beginning of period	$24.95	$22.96	$25.05
Net investment income (b)	0.62	0.62	0.72
Net realized and unrealized gain (loss) on investments	(3.31)	2.05	(2.20)
Total from investment operations	(2.69)	2.67	(1.48)
Distributions from:
Net investment income	(0.58)	(0.68)	(0.61)
Net asset value, end of period	$21.68	$24.95	$22.96
Total return (c)	(11.03)%	11.70%	(6.13)	%(d)
Ratios to average net assets
Gross expenses (e)(f)	0.08%	0.08%	1.28	%(g)
Net expenses (e)(f)	0.08%	0.08%	0.08	%(g)
Net investment income (e)	2.54%	2.54%	3.02	%(g)
Supplemental data
Net assets, end of period (in millions)	$4	$5	$5
Portfolio turnover rate (h)	98%	169%	162	%(d)
(a)    For the period May 15, 2019 (commencement of operations) through April 30, 2020.
(b)    Calculated based upon average shares outstanding
(c)    Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)    Not Annualized
(e)    The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.
(f)    Periods after November 1, 2019 reflect a unitary management fee structure.
(g)    Annualized
(h)    Portfolio turnover rate excludes in-kind transactions.

90

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

	Short High Yield Muni ETF
	Year Ended April 30,
	2022	2021	2020		2019	2018
Net asset value, beginning of year	$25.06	$23.09	$24.70		$24.24	$24.26
Net investment income (a)	0.58	0.73	0.84	0.80	0.80	0.76
Net realized and unrealized gain (loss) on investments	(2.18)	1.99	(1.64)		0.43	(0.02)
Total from investment operations	(1.60)	2.72	(0.80)		1.23	0.74
Distributions from:
Net investment income	(0.60)	(0.75)	(0.81)		(0.77)	(0.76)
Net asset value, end of year	$22.86	$25.06	$23.09		$24.70	$24.24
Total return (b)	(6.58)%	11.89%	(3.44)%		5.16%	3.07%
Ratios to average net assets
Expenses	0.35%	0.35%	0.35%		0.35%	0.35%
Net investment income	2.34%	2.98%	3.37%		3.28%	3.11%
Supplemental data
Net assets, end of year (in millions)	$418	$306	$263		$203	$135
Portfolio turnover rate (c)	16%	14%	17%		22%	27%
(a)    Calculated based upon average shares outstanding
(b)    Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)    Portfolio turnover rate excludes in-kind transactions.

91

For a share outstanding throughout each year:

	Short Muni ETF
	Year Ended April 30,
	2022	2021	2020		2019	2018
Net asset value, beginning of year	$18.04	$17.55	$17.54		$17.18	$17.52
Net investment income (a)	0.15	0.23	0.27	0.80	0.27	0.22
Net realized and unrealized gain (loss) on investments	(1.09)	0.51	0.02		0.36	(0.34)
Total from investment operations	(0.94)	0.74	0.29		0.63	(0.12)
Distributions from:
Net investment income	(0.19)	(0.25)	(0.28)		(0.27)	(0.22)
Net realized capital gains	(0.02)	—	—		—	—
Total distributions	(0.21)	(0.25)	(0.28)		(0.27)	(0.22)
Net asset value, end of year	$16.89	$18.04	$17.55		$17.54	$17.18
Total return (b)	(5.27)%	4.27%	1.66%		3.70%	(0.70)%
Ratios to average net assets
Expenses	0.20%	0.20%	0.20%		0.20%	0.20%
Net investment income	0.86%	1.26%	1.54%		1.57%	1.26%
Supplemental data
Net assets, end of year (in millions)	$328	$297	$204		$201	$220
Portfolio turnover rate (c)	18%	30%	34%		33%	41%
(a)    Calculated based upon average shares outstanding
(b)    Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)    Portfolio turnover rate excludes in-kind transactions.

92

PREMIUM/DISCOUNT INFORMATION
Information regarding how often the closing trading price of the Shares of each Fund was above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund for the most recently completed calendar year and the most recently completed calendar quarter(s) since that year (or the life of the Fund, if shorter) can be found at www.vaneck.com.

GENERAL INFORMATION
CONTINUOUS OFFERING
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.
For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.
In addition, certain affiliates of the Funds and the Adviser may purchase and resell Fund shares pursuant to this Prospectus.
OTHER INFORMATION
The Trust was organized as a Delaware statutory trust on March 15, 2001. Its Declaration of Trust currently permits the Trust to issue an unlimited number of Shares of beneficial interest. If shareholders are required to vote on any matters, each Share outstanding would be entitled to one vote. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the Funds’ SAI for more information concerning the Trust’s form of organization. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of a Fund. Registered investment companies are permitted to invest in the Funds (except VanEck CEF Muni Income ETF and VanEck Muni Allocation ETF) beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in SEC regulations, including that such investment companies enter into an agreement with such Fund.
The Prospectus, SAI and any other Fund communication do not create any contractual obligations between the Fund’s shareholders and the Trust, the Fund, the Adviser and/or the Trustees. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) any Fund, including contracts with the Adviser or other parties who provide services to the Fund.
Dechert LLP serves as counsel to the Trust, including the Funds. PricewaterhouseCoopers LLP serves as the Trust’s independent registered public accounting firm and will audit the Fund’s financial statements annually.

93

ADDITIONAL INFORMATION
This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Funds’ Shares. The Funds’ Registration Statement, including this Prospectus, the Funds’ SAI and the exhibits are available on the EDGAR database at the SEC’s website (http://www.sec.gov), and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
The SAI for the Funds, which has been filed with the SEC, provides more information about the Funds. The SAI for the Funds is incorporated herein by reference and is legally part of this Prospectus. Additional information about the Funds’ investments is available in each Fund’s annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI and the Funds’ annual and semi-annual reports may be obtained without charge by writing to the Funds at Van Eck Securities Corporation, the Funds’ Distributor, at 666 Third Avenue, 9th Floor, New York, New York 10017 or by calling the distributor at the following number: Investor Information: 800.826.2333.
Shareholder inquiries may be directed to the Funds in writing to 666 Third Avenue, 9th Floor, New York, New York 10017 or by calling 800.826.2333.
The Funds’ SAI is available at www.vaneck.com.
(Investment Company Act file no. 811-10325)

94

For more detailed information about the Funds, see the SAI dated September 1, 2022, as may be supplemented from time to time. Additional information about the Funds’ investments is or will be available in each Fund’s annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
Call VanEck at 800.826.2333 to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Funds or to make shareholder inquiries. You may also obtain the SAI or a Fund’s annual or semi-annual reports, by visiting the VanEck website at www.vaneck.com.
Reports and other information about the Funds are available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Transfer Agent: State Street Bank and Trust Company SEC Registration Number: 333-123257 1940 Act Registration Number: 811-10325	800.826.2333 vaneck.com
MUNIPRO

PROSPECTUS
September 1, 2022

VanEck® China Bond ETF    CBON®

Principal U.S. Listing Exchange: NYSE Arca, Inc.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

800.826.2333                 vaneck.com

VANECK® CHINA BOND ETF
SUMMARY INFORMATION
INVESTMENT OBJECTIVE
VanEck® China Bond ETF (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the ChinaBond China High Quality Bond Index (the “Index”).
FUND FEES AND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.40%
Other Expenses	0.12%
Total Annual Fund Operating Expenses(a)	0.52%
Fee Waivers and Expense Reimbursement(a)	-0.01%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement(a)	0.51%

(a)    Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.50% of the Fund’s average daily net assets per year until at least September 1, 2023. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.
EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waivers and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

YEAR	EXPENSES
1	$51
3	$165
5	$289
10	$651

PORTFOLIO TURNOVER
The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its total assets in securities that comprise the Fund’s benchmark index. The Index is comprised of fixed-rate, Renminbi (“RMB”)-denominated bonds issued in the People’s Republic of China (“China” or the “PRC”) by Chinese credit, governmental and quasi-governmental (e.g., policy banks) issuers (“RMB Bonds”). Chinese credit issuers are generally considered to be issuers of central enterprise bonds, local enterprise bonds, medium-term notes, corporate bonds and railway debt. Credit RMB Bonds must have an issuer rating of AAA or equivalent by one or more of the Chinese local rating

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agencies recognized by the relevant authorities in the PRC to be included in the Index. China currently has three policy banks, which are state-owned banks responsible for financing economic and trade development and state invested projects. As of June 30, 2022, the Index was comprised of 6,131 bonds of 868 issuers. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.
The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Index and does not take temporary defensive positions that are inconsistent with its investment objective of seeking to replicate the Index. Because of the practical difficulties and expense of purchasing all of the securities in the Index, the Fund does not purchase all of the securities in the Index. Instead, the Adviser and/or Sub-Adviser (defined below) utilize a “sampling” methodology in seeking to achieve the Fund’s objective. As such, the Fund may purchase a subset of the bonds in the Index in an effort to hold a portfolio of bonds with generally the same risk and return characteristics of the Index.
RMB Bonds are traded on the inter-bank bond market or the exchange-traded bond market in the PRC. Currently, the inter-bank bond market is much larger with respect to trading volume and is generally considered more liquid than the exchange-traded bond market. The inter-bank bond market is a quote-driven over-the-counter (“OTC”) market for institutional investors, while the exchange-traded bond market is an electronic automatic matching system where securities are traded on the Shanghai Stock Exchange or the Shenzhen Stock Exchange. These RMB Bonds are made available to domestic PRC investors and certain foreign investors, including via the Bond Connect program, through those that have been approved as a Renminbi Qualified Foreign Institutional Investor (“RQFII”) or a Qualified Foreign Institutional Investor (“QFII”) and those registered under the China interbank bond market program for foreign institutional investors. An RQFII or QFII license may be obtained by application to the China Securities Regulatory Commission (“CSRC”). After obtaining a RQFII or QFII license, the RQFII or QFII would also need to register their status with State Administration of Foreign Exchange (“SAFE”). Investment companies are not currently within the types of entities that are eligible for a RQFII or QFII license.
The Fund seeks to achieve its investment objective by primarily investing in RMB Bonds. Because the Fund does not satisfy the criteria to qualify as a RQFII or QFII itself, the Fund currently invests directly in RMB Bonds via the RQFII license of China Asset Management (Hong Kong) Limited, the Fund’s Sub-Adviser (the “Sub-Adviser”). The Sub-Adviser has obtained RQFII status, which the Sub-Adviser uses to invest the Fund’s assets in RMB Bonds. Assets not allocated to the Sub-Adviser for investment will be managed by the Adviser. In the future, the Fund may satisfy the criteria to qualify as a RQFII or QFII itself, the Fund may invest directly in RMB Bonds via the RQFII or QFII license of the Adviser or an affiliate thereof and/or the Fund may also be able to invest in RMB Bonds using Bond Connect or the China interbank bond market program for foreign institutional investors.
The Fund is classified as a non-diversified fund and, therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Index concentrates in an industry or group of industries. As of April 30, 2022, each of the financials, government, industrials and basic materials sectors represented a significant portion of the Fund.
PRINCIPAL RISKS OF INVESTING IN THE FUND
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.
Risk of Investing in RMB Bonds. Investing in RMB Bonds involves additional risks, including, but not limited to, the fact that the economy of China differs, often unfavorably, from the U.S. economy in such respects as, structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, interest rates, allocation of resources and capital reinvestment, among others. The Chinese central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China; the risk of nationalization or expropriation of assets; the risk that the Chinese government may decide not to continue to support economic reform programs; and the risk of increased trade tariffs, embargoes and other trade limitations. In addition, previously the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. It may do so in the future as well, potentially having a significant adverse effect on economic conditions in China. Investment and trading restrictions may make it difficult for non-Chinese investors to directly access securities by Chinese issuers. These restrictions may impact the availability, liquidity and pricing of certain RMB-denominated securities, including RMB Bonds. Additionally, the Chinese government maintains strict currency controls and regularly intervenes in the currency market. The Chinese government’s actions may not be transparent or predictable. As a result, the value of the RMB and the value of RMB Bonds may change quickly and arbitrarily.

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The financial market of the People’s Republic of China (“PRC”) is at a relatively early stage of development, and many of the RMB Bonds in which the Fund may invest are unrated by U.S. credit rating agencies, which may expose the Fund to greater risks because of generally reduced liquidity, greater price volatility and greater credit risk.
The Fund may also encounter difficulties or delays in enforcing its rights against issuers of RMB Bonds that are organized in the PRC and therefore only subject to the laws of the PRC. The interpretation and enforcement of Chinese laws and regulations may be uncertain. With respect to laws pertaining to bankruptcy proceedings, such laws in Mainland China are generally less developed than and different from such laws in the United States. Therefore, bankruptcy proceedings can take more time to resolve than similar proceedings in the United States and results can be unpredictable. These and other factors could have a negative impact on the Fund’s performance and increase the volatility of an investment in the Fund.
Risk of the RQFII Regime. The Index is comprised of RMB Bonds. Because the Fund does not currently satisfy the criteria to qualify as a RQFII or QFII itself, the Fund currently invests directly in RMB Bonds via the RQFII license of the Sub-Adviser, although the Fund may invest in RMB Bonds through Bond Connect or the China interbank bond market (“CIBM”) program in the future. In addition, the RQFII license of the Sub-Adviser may be revoked by the Chinese regulators if, among other things, the Sub-Adviser fails to observe applicable Chinese regulations, which are subject to change and such change may have potential retrospective effect. Also, a RQFII license may be suspended or revoked. There can be no assurance the Fund could retain a replacement sub-adviser with an RQFII license or other means of investing in RMB Bonds if that became necessary or appropriate for any reason.
The Fund cannot predict what would occur if the RQFII license of the Sub-Adviser or RQFII or QFII licenses generally were revoked, although such an occurrence would likely have a material adverse effect on the Fund, including the requirement that the Sub-Adviser on behalf of the Fund dispose of certain or all of its RMB Bonds. Therefore, any such revocation may have a material adverse effect on the ability of the Fund to achieve its investment objective. If the Fund is unable to obtain exposure to the performance of the Index due to the unavailability of the Sub-Adviser's RQFII license or for other reasons, the Fund, subject to any necessary regulatory relief, could, among other things, as a defensive measure limit or suspend creations until the Adviser and/or the Sub-Adviser determine that the requisite exposure to RMB Bonds is obtainable. If any of the above events were to occur, the Fund could trade at a significant premium or discount to its NAV and could experience substantial redemptions, and the Fund could, among other things, change its investment objective by, for example, seeking to track an alternative index focused on Chinese-related bonds or other appropriate investments, or decide to liquidate.
The regulations which regulate investments by RQFIIs in the PRC and the repatriation of capital from RQFII investments are relatively new and continue to evolve. The application and interpretation of such investment regulations are therefore relatively untested and there is no certainty as to how they will be applied. The PRC authorities and regulators have been given wide discretion in applying and interpreting such investment regulations and there is no precedent or certainty as to how such discretion may be exercised now or in the future. The application and interpretation of such investment regulations may adversely affect the Fund. In addition, there are custody risks associated with investing through a RQFII.
The Sub-Adviser, as a licensed RQFII, is currently permitted to repatriate RMB daily and is not subject to RMB repatriation restrictions or prior approval, provided that the final repatriation of capital and profits at the liquidation of the Fund will be subject to an audit report and tax filing. However, there is no assurance that RQFIIs may not be subject to restrictions or prior approval requirements in the future.
Further, the Fund will rely on the existing arrangements entered into between RQFIIs with their respective PRC custodians with respect to the custody of their and therefore the Fund’s assets in Chinese securities, and their PRC brokers in relation to the execution of transactions in Chinese securities, in the PRC markets. The Fund may, therefore, incur losses due to the acts or omissions of the PRC brokers or the PRC custodians in the execution or settlement of any transaction, or in the transfer of any funds or securities.
RMB Bonds will be held by a PRC sub-custodian pursuant to PRC regulations. Risks related to the PRC sub-custodian are set out below at “Custody Risks of Investing in RMB Bonds”. Also, the Fund may incur losses due to the acts or omissions of the PRC sub-custodian or PRC brokers in the execution or settlement of any transaction or in the transfer of any funds or securities. In such event, the relevant Fund may be adversely affected in the execution or settlement of any transaction or in the transfer of any funds or securities.
Risk of Investing via the Bond Connect and the CIBM Direct Access Program. The Bond Connect program and the CIBM Direct Access Program are relatively new. Laws, rules, regulations, policies, notices, circulars or guidelines relating to the programs as published or applied by the relevant authorities of the PRC are untested and are subject to change from time to time. There can be no assurance that the Bond Connect program and/or the CIBM Direct Access Program will not be restricted, suspended or abolished. If such event occurs, the Fund's ability to invest in the CIBM through the CIBM Direct Access Program or Bond Connect will be adversely affected, and if the Fund is unable to adequately access the CIBM through other means, the Fund's ability to achieve its investment objective will be adversely affected.
The Fund’s investments through Bond Connect are generally subject to Mainland China securities laws and listing requirements, among other restrictions. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Bond Connect. The Fund will not benefit from access to Hong Kong investor compensation funds, which

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are set up to protect against defaults of trades, when investing through Bond Connect. Bond Connect is only available on days when markets in both Mainland China and Hong Kong are open. As a result, prices of Bond Connect Securities may fluctuate at times when the Fund is unable to add to or exit its position and, therefore, may limit the Fund’s ability to trade when it would otherwise do so.
Under the prevailing PRC regulations, eligible foreign investors who wish to participate in the Bond Connect program or invest directly in CIGM may do so through an offshore custody agent, registration agent or other third parties (as the case may be), who would be responsible for making the relevant filings and account opening with the relevant authorities. The Fund is therefore subject to the risk of default or errors on the part of such agents. The Fund may also incur losses due to the acts or omissions of the onshore settlement agent in the process of settling any transactions. As a result, the value of the relevant Fund may be adversely affected.
Investing in the CIBM Direct Access Program is also subject to certain restrictions imposed by the Mainland Chinese authorities on fund remittance and repatriation which may potentially affect the Fund’s performance and liquidity. Any non-compliance with or failure to meet the fund remittance and repatriation requirements may result in regulatory sanctions, which in turn may have an adverse impact on the portion of the Fund’s investment via the CIBM Direct Access Program. Further, there is no assurance that the fund remittance and repatriation requirements in relation to the Fund's investment through the CIBM Direct Access Program will not be changed as a result of change in government policies or foreign exchange control policies. The Fund may incur loss in the event such changes.
Trading through the Bond Connect program is performed through newly developed trading platforms and operational systems. There is no assurance that such systems will function properly (in particular, under extreme market conditions) or will continue to be adapted to changes and developments in the market. In the event that the relevant systems fails to function properly, trading through the Bond Connect may be disrupted. The Fund's ability to trade through the Bond Connect (and hence to pursue its investment strategy) may therefore be adversely affected. In addition, where the Fund invests in the CIBM through the Bond Connect program, it may be subject to risks of delays inherent in the order placing and/or settlement.
Bond Connect trades are settled in CNY and investors must have timely access to a reliable supply of CNY in Hong Kong, which may incur conversion costs and cannot be guaranteed. Moreover, Bond Connect Securities generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.
The Fund’s investments through Bond Connect will be held on behalf of the Fund via a book entry omnibus account in the name of the Central Moneymarkets Unit of Hong Kong (“CMU”) maintained with a Mainland China-based custodian (either CCDC or SCH). The Fund’s ownership interest in investments through Bond Connect will not be reflected directly in book entry with CCDC or SCH and will instead only be reflected on the books of its Hong Kong sub-custodian. Therefore, the Fund is subject to risks regarding the exercise and the enforcement of beneficial ownership rights over such bonds in the courts in China.
“Bond Connect Authorities” refers to the exchanges, trading systems, settlement systems, governmental, regulatory or tax bodies which provide services and/or regulate Bond Connect and activities relating to Bond Connect.
Renminbi Currency Risk. Emerging markets such as China can experience high rates of inflation, deflation and currency devaluation. The value of the RMB may be subject to a high degree of fluctuation due to, among other things, changes in interest rates, the effects of monetary policies issued by the PRC, the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. The income received by the Fund for its investments denominated in RMB will principally be in RMB. The Fund’s exposure to the RMB and changes in value of the RMB versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and RMB. The RMB is currently not a freely convertible currency. The Chinese government places strict regulation on the RMB and sets the value of the RMB to levels dependent on the value of the U.S. dollar. The Chinese government’s imposition of restrictions on the repatriation of RMB out of Mainland China may limit the depth of the offshore RMB market and reduce the liquidity of the Fund’s investments. The international community has requested that China ease its restrictions on currency exchange, but it is unclear whether the Chinese government will change its policy. These restrictions may adversely affect the Fund and its investments. The Fund may also be exposed to both offshore RMB (CNH) and onshore RMB (CNY). Although CNH and CNY are the same currency, they trade at different rates. To the extent the Fund carries out conversions between offshore RMB (CNH) and onshore RMB (CNY), investors should note that CNH and CNY trade at different rates. Any divergence between CNH and CNY may adversely impact investors. Any divergence between CNH and CNY may adversely impact the Fund.
Chinese Banking Industry Risk. The Chinese banking industry is a highly regulated industry and is subject to laws and regulations touching all aspects of the banking business. Regulators are given wide discretion in exercising their authority. The banking regulatory regime in China is currently undergoing significant changes, including changes in laws and regulations, as it moves toward a more transparent regulatory process. Some of these changes may have an adverse impact on the performance of Chinese banks that issued RMB Bonds and thus may adversely affect their capacity to honor their commitments under the RMB Bonds to the holders of such bonds, which may include the Fund.

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PRC Tax Risk. The application of the tax laws and regulations of the PRC to income, including capital gains, derived from certain investments of the Fund remains unclear, and may well continue to evolve, possibly with retroactive effect. Any taxes imposed on the investments of the Fund pursuant to such laws and regulations will reduce the Fund’s overall returns.
Sovereign Bond Risk. Investments in sovereign bonds involve special risks not present in corporate bonds. The governmental authority that controls the repayment of the bond may be unable or unwilling to make interest payments and/or repay the principal on its debt or to otherwise honor its obligations. If an issuer of sovereign bonds defaults on payments of principal and/or interest, the Fund may have limited recourse against the issuer. During periods of economic uncertainty, the market prices of sovereign bonds, and the Fund’s NAV, may be more volatile than prices of corporate bonds, which may result in losses. In the past, certain governments of emerging market countries have declared themselves unable to meet their financial obligations on a timely basis, which has resulted in losses for holders of such sovereign bonds.
Risk of Investing in the Financials Sector. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the financials sector. Companies in the financials sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financials sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financials sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financials sector perceived as benefitting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financials sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions.
Risk of Investing in the Industrials Sector. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the industrials sector. The industrials sector comprises companies who produce capital goods used in construction and manufacturing, such as companies that make and sell machinery, equipment and supplies that are used to produce other goods. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.
Risk of Investing in the Basic Materials Sector. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.
Credit Risk. Bonds are subject to credit risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations and/or default completely. Bonds are subject to varying degrees of credit risk, depending on the issuer’s financial condition and on the terms of the securities, which may be reflected in credit ratings. There is a possibility that the credit rating of a bond may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security.
Interest Rate Risk. Debt securities, such as bonds, are subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a bond resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up. Many factors can cause interest rates to rise, including central bank monetary policy, rising inflation rates and general economic conditions. The prevailing historically low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility and increased redemptions. In addition, debt securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than debt securities with shorter durations. In response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates. These actions present heightened risks to debt instruments, and such risks could increase if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.
Risk of Subordinated Obligations. Payments under some bonds may be structurally subordinated to all existing and future liabilities and obligations of each of the respective subsidiaries and associated companies of an issuer of the bond. Claims of creditors of such subsidiaries and associated companies will have priority as to the assets of such subsidiaries and associated companies over the issuer and its creditors, including the Fund, who seek to enforce the terms of the bond. Certain bonds do not contain any restrictions on the ability of the subsidiaries of the issuers to incur additional unsecured indebtedness.
Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue

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influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments.
Risk of Investing in Emerging Market Issuers. Investments in securities of emerging market issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Emerging markets are more likely than developed markets to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may also include economies that concentrate in only a few industries, securities issues that are held by only a few investors, liquidity issues and limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information. The frequency, availability and quality of financial information about investments in emerging markets varies. The Fund has limited rights and few practical remedies in emerging markets and the ability of U.S. authorities to bring enforcement actions in emerging markets may be limited, and the Fund's passive investment approach does not take account of these risks. All of these factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.
Risk of Cash Transactions. Unlike other ETFs, the Fund expects to effect its creations and redemptions at least partially for cash, rather than wholly for in-kind securities. Therefore, it may be required to sell portfolio securities and subsequently incur brokerage costs and/or recognize gains or losses on such sales that the Fund might not have recognized if it were to distribute portfolio securities in kind. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. An investment in the Fund may lose money.
Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or system failures.
Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Index. Conversely, a positive development relating to an issuer of securities in the Index that is not held by the Fund could cause the Fund to underperform the Index. To the extent the assets in the Fund are smaller, these risks will be greater.
Index Tracking Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index, or (to the extent the Fund effects creations and redemptions for cash) raising cash to meet redemptions or deploying cash in connection with newly created Creation Units, which are not factored into the return of the Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. Errors in the Index data, the Index computations and/or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Shareholders should understand that any gains from the Index provider's errors will be kept by the Fund and its shareholders and any losses or costs resulting from the Index provider's errors will be borne by the Fund and its shareholders. When the Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Apart from scheduled rebalances, the Index provider or its agents may not be fully invested at times either as a result of cash flows into carry out additional ad hoc rebalances to the Index. Therefore, errors and additional ad hoc rebalances carried out by the Index provider or its agents to the Index may increase the costs to and the tracking error risk of the Fund. In addition, the Fund's use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index, or invested in them in the exact proportions in which they are represented in the Index. The Fund’s performance may also deviate from the return of the Index due to legal restrictions or limitations imposed by the governments of certain countries, certain listing standards of the Fund’s listing exchange (the “Exchange”), a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments, underlying securities, and/or other assets based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and

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the value of the Index is based on securities’ closing prices (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected. When markets are volatile, the ability to sell securities at fair value prices may be adversely impacted and may result in additional trading costs and/or increase the index tracking risk. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses.
In addition, any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk. The Fund will be required to remit RMB to settle the purchase of RMB Bonds and repatriate RMB to U.S. dollars to settle redemption orders. In the event such remittance is delayed or disrupted, the Fund will not be able to fully replicate the Index by investing in their relevant RMB Bonds, which may lead to increased tracking error, and may need to rely on borrowings to meet redemptions, which may lead to increased expenses. Because the Index is priced in Chinese RMB and the Fund is priced in U.S. dollars, the ability of the Fund to track the Index is in part subject to foreign exchange fluctuations as between the U.S. dollar and the RMB. The Fund’s performance may also deviate from the performance of the Index due to the impact of withholding taxes, late announcements relating to changes to the Index and high turnover of the Index. The Fund may underperform the Index when the value of the U.S. dollar increases relative to the value of the RMB. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Index. Changes to the composition of the Index in connection with a rebalancing or reconstitution of the Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.
Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a greater discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
No Guarantee of Active Trading Market. While Shares are listed on the Exchange, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.
Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Passive Management Risk. An investment in the Fund involves risks similar to those of investing in any fund invested in bonds, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. However, because the Fund is not “actively” managed, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. Additionally, unusual market conditions may cause the Index provider to postpone a scheduled rebalance or reconstitution, which could cause the Index to vary from its normal or expected composition. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Adviser cannot predict whether Shares will trade above, below, or at their most recent NAV. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. The securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads on the Exchange and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.

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Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Therefore, the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.
Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent the Index concentrates in a particular sector or sectors or industry or group of industries. To the extent that the Fund is concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.
PERFORMANCE
The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year, ten year and/or since inception periods, as applicable, compared with the Fund’s benchmark index and a broad measure of market performance. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.
Annual Total Returns (%)—Calendar Years
The year-to-date total return as of June 30, 2022 was -3.84%.

Best Quarter:	5.84%	4Q 2020
Worst Quarter:	-6.40%	4Q 2016
Average Annual Total Returns for the Periods Ended December 31, 2021
The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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	Past One Year	Past Five Years	Since Inception (11/10/2014)
VanEck China Bond ETF (return before taxes)	6.33%	5.61%	3.02%
VanEck China Bond ETF (return after taxes on distributions)	4.90%	4.74%	2.30%
VanEck China Bond ETF (return after taxes on distributions and sale of Fund Shares)	3.72%	3.97%	2.00%
ChinaBond China High Quality Bond Total Return Index (reflects no deduction for fees, expenses or taxes)	7.49%	6.38%	3.94%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-1.54%	3.57%	3.07%
ICE BofA Broad US Market Index[1] (reflects no deduction for fees, expenses or taxes)	-1.58%	3.63%	3.12%

1 On September 1, 2022, the ICE BofA Broad US Market Index replaced the Bloomberg US Aggregate Bond Index as the Fund's broad-based benchmark index as the Adviser believes it is more representative of broad bond market exposure.
See “License Agreements and Disclaimers” for important information.
PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Associates Corporation.
Investment Sub-Adviser. China Asset Management (Hong Kong) Limited.
Portfolio Managers. The following individuals are primarily and jointly responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
Francis G. Rodilosso	Portfolio Manager	November 2014

Name	Title with Sub-Adviser	Date Began Managing the Fund
Cai Jing	Portfolio Manager	June 2017

PURCHASE AND SALE OF FUND SHARES
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at a market price. Shares of the Fund are listed on the Exchange, and because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (i.e., a “premium”) or less than NAV (i.e., a “discount”).
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid/ask spread”).
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid/ask spreads, is included on the Fund’s website at www.vaneck.com.
TAX INFORMATION
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of the Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENT STRATEGIES AND RISKS
PRINCIPAL INVESTMENT STRATEGIES
The Fund uses a sampling approach in seeking to achieve its investment objective. Sampling means that the Adviser or Sub- Adviser uses quantitative analysis to select a representative sample of securities that the Adviser or Sub-Adviser, respectively, believes collectively have an investment profile similar to the Index. The Adviser or Sub-Adviser, as applicable, seeks to select securities that will have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund.
The Adviser generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective. In addition, from time to time, securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index, or purchase securities that are not yet represented in its Index, in anticipation of their removal from or addition to the Index. Further, the Adviser and/or Sub-Adviser may choose to underweight or overweight securities, purchase or sell securities not in the Index, or utilize various combinations of other available investment techniques, in seeking to track the Index.
The Fund’s assets will be primarily invested in RMB Bonds. Because the Fund does not satisfy the criteria to qualify as a RQFII or QFII itself, the Fund intends to invest directly in RMB Bonds via the Sub-Adviser’s RQFII license but may, in the future, invest in RMB Bonds using Bond Connect or the China interbank bond market program. In the event that the Sub-Adviser is unable to maintain its RQFII status or to seek to replicate the Index through the other means described in this Prospectus, the Fund may retain one or more additional sub-advisers that maintain RQFII licenses and/or the Adviser or an affiliate thereof may obtain a QFII license and the Adviser or additional sub-adviser(s), on behalf of the Fund, may invest in RMB Bonds via the Adviser’s or additional sub-adviser(s)’s QFII or RQFII license, respectively.
FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES
The Fund’s investment objective and each of its other investment policies are non-fundamental policies that may be changed by the Board of Trustees of the Trust (the “Board of Trustees”) without shareholder approval, except as noted in this Prospectus or the Statement of Additional Information (“SAI”) under the section entitled “Investment Policies and Restrictions—Investment Restrictions.”
RISKS OF INVESTING IN THE FUND
The following section provides additional information regarding the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund’s “Summary Information” section followed by additional risk information.
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.
Risk of Investing in RMB Bonds. Investments in RMB Bonds involve certain risks and special considerations, including the following:
Political and Economic Risk. The economy of China, which has been in a state of transition from a planned economy to a more market oriented economy, differs from the economies of most developed countries in many respects, including the level of government involvement, its state of development, its growth rate, control of foreign exchange, and allocation of resources. Although the majority of productive assets in China are still owned by the PRC government at various levels, the PRC government has implemented economic reform measures emphasizing utilization of market forces in the development of the economy of China and a high level of management autonomy.
The PRC government has carried out economic reforms to achieve decentralization and utilization of market forces to develop the economy of the PRC. These reforms have resulted in significant economic growth and social progress. There can, however, be no assurance that the PRC government will continue to pursue such economic policies or, if it does, that those policies will continue to be successful. Any such adjustment and modification of those economic policies may have an adverse impact on the securities market in the PRC as well as the underlying securities of the Index in which the Fund may invest. Further, the PRC government may from time to time adopt corrective measures to control the growth of the PRC economy which may also have an adverse impact on the capital growth and performance of the Fund. The PRC may privatize certain entities and industries. Privatized entities may lose money or be re-nationalized.
Political changes, social instability and adverse diplomatic developments in the PRC could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by the issuers of the Fund’s RMB Bond investments or contained in the Index.
Market volatility caused by potential regional or territorial conflicts or natural or other disasters may have an adverse impact on the performance of the Fund.

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The laws, regulations, including the investment regulations governing RQFIIs (QFIIs Bond Connect and the CIBM Direct     Access Program ), government policies and the political and economic climate in China may change with little or no advance notice. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of the RMB Bonds or other securities in the Fund’s portfolio.
The Chinese government continues to be an active participant in many economic sectors through ownership positions and regulation. The allocation of resources in China is subject to a high level of government control. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. Through its policies, the government may provide preferential treatment to particular industries or companies. The policies set by the government could have a substantial adverse effect on the Chinese economy and the Fund’s investments.
The Chinese economy is export-driven and highly reliant on trade, and much of China’s growth has been the result of focused investments in economic sectors intended to produce goods and services for export purposes. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and the Fund’s investments. International trade tensions involving China and its trading counterparties may arise from time to time which can result in trade tariffs, embargoes, trade limitations, trade wars and other negative consequences. Such actions and consequences may ultimately result in a significant reduction in international trade, an oversupply of certain manufactured goods, devaluations of existing inventories and potentially the failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to the Fund.
The Fund may encounter difficulties or delays in enforcing its rights against issuers of RMB Bonds that are organized in the PRC and therefore only subject to the laws of the PRC. The interpretation and enforcement of Chinese laws and regulations may be uncertain. With respect to laws pertaining to bankruptcy proceedings, such laws in mainland China are generally less developed than and different from such laws in the United States. Therefore, bankruptcy proceedings can take more time to resolve than similar proceedings in the United States and results can be unpredictable. These and other factors could have a negative impact on the Fund’s performance and increase the volatility of an investment in the Fund.
Inflation. Economic growth in China has also historically been accompanied by periods of high inflation. The performance of the Chinese economy and the Fund’s investments could be negatively impacted by inflation.
Tax Changes. The Chinese system of taxation is not as well settled as that of the United States. In addition, changes in the Chinese tax system may have retroactive effects.
Nationalization and Expropriation. After the formation of the Chinese socialist state in 1949, the Chinese government renounced various debt obligations and nationalized private assets without providing any form of compensation. There can be no assurance that the Chinese government will not take similar actions in the future. Accordingly, an investment in the Fund involves a risk of a total loss.
U.S. Sanctions. From time to time, certain of the companies in which the Fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As an investor in such companies, the Fund will be indirectly subject to those risks.
Hong Kong Policy. As part of Hong Kong’s transition from British to Chinese sovereignty in 1997, China agreed to allow Hong Kong to maintain a high degree of autonomy with regard to its political, legal and economic systems for a period of at least 50 years. Under the agreement, China does not tax Hong Kong, does not limit the exchange of the Hong Kong dollar for foreign currencies and does not place restrictions on free trade in Hong Kong. However, there is no guarantee that China will continue to honor the agreement, and China may change its policies regarding Hong Kong at any time. As of July 2020, the Chinese Standing Committee of the National People's Congress enacted the Law of the People's Republic of China on Safeguarding National Security in the Hong Kong Special Administrative Region. As of the same month, Hong Kong is no longer afforded preferential economic treatment by the United States under US law, and there is uncertainty as to how the economy of Hong Kong will be affected. Any further changes in the PRC government’s policies could adversely affect market conditions and the performance of the Hong Kong economy and, thus, the value of securities in the Fund’s portfolio.
Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in the Fund’s portfolio. Furthermore, as demonstrated by Hong Kong protests in recent years over political, economic, and legal freedoms, and the Chinese government's response to them, there continues to exist political uncertainty within Hong Kong.
Chinese Bond Markets. The inter-bank bond market and exchange-traded bond markets in China have a limited operating history and are not as developed as those in the United States. These markets tend to be smaller in size, have less liquidity and historically have had greater volatility than markets in the United States and some other countries. The bid and offer spread on RMB Bonds, whether traded on the inter-bank or listed bond market, may be high and the Fund may therefore

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incur significant trading costs and may suffer losses when selling such investments. In the absence of a regular and active secondary market, the Fund may not be able to sell its bond holdings at prices or at times the Adviser and/or Sub-Adviser consider advantageous and may need to hold the bonds until their maturity date. In addition, there is less regulation and monitoring of Chinese bond markets and the activities of investors, brokers and other participants than in the United States. During periods of significant market volatility, the Chinese government has, from time to time, intervened in its domestic bond markets to a greater degree than would be typical in more developed markets. Bond markets in China are in the process of change and further development. This may lead to trading volatility, unpredictable trading suspensions, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulations.
Credit Rating Risk. RMB Bonds, whether they are traded on the inter-bank market or the exchange-traded market, are generally rated by local credit rating agencies. The rating industry in the PRC is still in its early development stage and, due to lack of historical data and slow responses to certain credit events, the rating methodologies used by the local credit rating agencies may be driven by domestic factors rather than quantitative methods. In addition, the rating process may lack transparency and the rating standards may be significantly different from that adopted by internationally recognized credit rating agencies. Credit ratings given by PRC rating agencies may therefore not be directly comparable with those given by other international rating agencies. RMB Bonds may be substantially more risky and the Fund may be exposed to a higher degree of credit risk. A downward revision or withdrawal of any such rating may have an adverse effect on market prices, liquidity and marketability of these RMB Bonds and the Fund’s investments.
Available Disclosure About Chinese Companies. Disclosure and regulatory standards in emerging market countries, such as China, are in many respects less stringent than U.S. standards. There is substantially less publicly available information about Chinese issuers than there is about U.S. issuers. The Chinese government has taken positions that prevent the United States Public Company Accounting Oversight Board (“PCAOB”) from inspecting the audit work and practices of accounting firms in mainland China and Hong Kong for compliance with U.S. law and professional standards. Audits performed by PCAOB-registered accounting firms in mainland China and Hong Kong may be less reliable than those performed by firms subject to PCAOB inspection. Therefore, disclosure of certain material information may not be made, and less information may be available to the Fund and other investors than would be the case if the Fund’s investments were restricted to securities of U.S. issuers. Chinese issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a Chinese issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. Generally Accepted Accounting Principles. As a result, there is substantially greater risk that disclosures will be incomplete or misleading and, in the event of investor harm, that there may be substantially less access to recourse, in comparison to U.S. domestic companies. Furthermore, under amendments to the Sarbanes-Oxley Act enacted in December 2020, which require that the PCAOB be permitted to inspect the accounting firm of a U.S.-listed Chinese issuer, Chinese companies with securities listed on U.S. exchanges may be delisted if the PCAOB is unable to inspect the accounting firm.
Chinese Corporate and Securities Law. The regulations on investments and repatriation of capital by QFIIs and RQFIIs are relatively new. As a result, the application and interpretation of such investment regulations are therefore relatively untested. In addition, PRC authorities have broad discretion in this regard. There is uncertainty regarding the implementation of existing law by PRC authorities.
Chinese laws providing protection to investors, such as laws regarding the fiduciary duties of officers and directors, are undeveloped and may not protect the Fund and its shareholders to the same extent as the law of the United States.
It may be difficult for a Fund to enforce its rights as an investor under Chinese corporate and securities laws, and it may be difficult or impossible for a Fund to obtain a judgment in court. Moreover, as Chinese corporate and securities laws continue to develop, these developments may adversely affect foreign investors, such as the Fund.
Foreign Exchange Control. The RMB is currently not a freely convertible currency. The Chinese government maintains strict currency controls and regularly intervenes in the currency market. The Chinese government’s actions may not be transparent or predictable. As a result, the value of the RMB and the value of RMB Bonds may change quickly and arbitrarily. These and other factors could have a negative impact on the Fund’s performance and increase the volatility of an investment in the Fund.
Foreign Currency Considerations. Emerging markets such as China can experience high rates of inflation, deflation and currency revaluation. The value of the RMB may be subject to a high degree of fluctuation due to, among other things, changes in interest rates, the effects of monetary policies issued by the PRC, the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. The Fund’s exposure to the RMB and changes in value of the RMB versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and RMB. The Chinese government’s imposition of restrictions on the repatriation of RMB out of Mainland China may limit the depth of the offshore RMB market and reduce the liquidity of the Fund’s investments. These restrictions as well as any accelerated appreciation or depreciation of RMB may adversely affect the Fund and its investments.

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The Fund may be required to liquidate certain positions in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) due to currency convertibility. The liquidation of investments, if required, may also have an adverse impact on the Fund’s performance.
RMB can be further categorized into onshore RMB (“CNY”), which can be traded only in the PRC, and offshore RMB (“CNH”), which can be traded outside the PRC. CNY and CNH are traded at different exchange rates and their exchange rates may not move in the same direction. The Fund may also be adversely affected by the exchange rates between CNY and CNH. In addition, there may not be sufficient amounts of RMB for the Fund to be fully invested. Moreover, there is no assurance that problems will not be encountered with the systems or that other logistical problems will not arise that could adversely impact the Fund.
Risk of the RQFII Regime. The Index is comprised of RMB Bonds. In seeking to track the Index, the Fund intends to primarily invest in RMB Bonds through the Sub-Adviser’s RQFII license, although the Fund may, in the future, invest in RMB Bonds using Bond Connect or the China interbank bond market program. In addition, the RQFII license of the Sub-Adviser may be revoked by the Chinese regulators if, among other things, the Sub-Adviser fails to observe applicable Chinese regulations, which are subject to change and such change may have potential retrospective effect. There can be no assurance the Fund could retain a replacement sub-adviser with an RQFII license or other means of investing in RMB Bonds if that became necessary or appropriate for any reason.
The Fund cannot predict what would occur if the RQFII license of the Sub-Adviser or RQFII or QFII licenses generally were revoked, although such an occurrence would likely have a material adverse effect on the Fund, including the requirement that the Sub-Adviser on behalf of the Fund dispose of certain or all of its RMB Bonds. Therefore, any such revocation may have a material adverse effect on the ability of the Fund to achieve its investment objective. If the Fund is unable to obtain sufficient exposure to the performance of the Index due to the unavailability of the Sub-Adviser's RQFII license or for other reasons, the Fund, subject to any necessary regulatory relief, could, among other things, as a defensive measure limit or suspend creations until the Adviser and/or the Sub-Adviser determine that the requisite exposure to RMB Bonds is obtainable. If any of the above events were to occur, the Fund could trade at a significant premium or discount to its net asset value (“NAV”) and could experience substantial redemptions, and the Fund could, among other things, change its investment objective by, for example, seeking to track an alternative index focused on Chinese-related bonds or other appropriate investments, or decide to liquidate.
The regulations which regulate investments by RQFIIs in the People’s Republic of China (“PRC”) and the repatriation of capital from RQFII investments are relatively new and continue to evolve. The application and interpretation of such investment regulations are therefore relatively untested and there is no certainty as to how they will be applied. The PRC authorities and regulators have been given wide discretion in applying and interpreting such investment regulations and there is no precedent or certainty as to how such discretion may be exercised now or in the future. The application and interpretation of such investment regulations may adversely affect the Fund. In addition, there are custody risks associated with investing through a RQFII.
The Sub-Adviser, as a licensed RQFII, is currently permitted to repatriate RMB daily and is not subject to RMB repatriation restrictions or prior approval. However, there is no assurance that RQFIIs may not be subject to restrictions or prior approval requirements in the future.
Further, the Fund will rely on the existing arrangements entered into between RQFIIs with their respective PRC custodians with respect to the custody of their and therefore the Fund’s assets in Chinese securities, and their PRC brokers in relation to the execution of transactions in Chinese securities, in the PRC markets. The Fund may, therefore, incur losses due to the acts or omissions of the PRC brokers or the PRC custodians in the execution or settlement of any transaction, or in the transfer of any funds or securities.
RMB Bonds will be held by a PRC sub-custodian pursuant to PRC regulations. Risks related to the PRC sub-custodian are set out below at “Custody Risks of Investing in RMB Bonds.” Also, the Fund may incur losses due to the acts or omissions of the PRC sub-custodian or PRC brokers in the execution or settlement of any transaction or in the transfer of any funds or securities. In such event, the relevant Fund may be adversely affected in the execution or settlement of any transaction or in the transfer of any funds or securities.
Risk of Investing via the Bond Connect and the CIBM Direct Access Program. The Bond Connect program and the CIBM Direct Access Program are relatively new. Laws, rules, regulations, policies, notices, circulars or guidelines relating to the programs as published or applied by the relevant authorities of the PRC are untested and are subject to change from time to time. There can be no assurance that the Bond Connect program and/or the CIBM Direct Access Program will not be restricted, suspended or abolished. If such event occurs, the Fund's ability to invest in the CIBM through the CIBM Direct Access Program or Bond Connect will be adversely affected, and if the Fund is unable to adequately access the CIBM through other means, the Fund's ability to achieve its investment objective will be adversely affected.
The Fund’s investments through Bond Connect are generally subject to Mainland China securities laws and listing requirements, among other restrictions. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Bond Connect. The Fund will not benefit from access to Hong Kong investor compensation funds, which

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are set up to protect against defaults of trades, when investing through Bond Connect. Bond Connect is only available on days when markets in both Mainland China and Hong Kong are open. As a result, prices of Bond Connect Securities may fluctuate at times when the Fund is unable to add to or exit its position and, therefore, may limit the Fund’s ability to trade when it would otherwise do so.
Under the prevailing PRC regulations, eligible foreign investors who wish to participate in the Bond Connect program or invest directly in CIGM may do so through an offshore custody agent, registration agent or other third parties (as the case may be), who would be responsible for making the relevant filings and account opening with the relevant authorities. The Fund is therefore subject to the risk of default or errors on the part of such agents. The Fund may also incur losses due to the acts or omissions of the onshore settlement agent in the process of settling any transactions. As a result, the value of the relevant Fund may be adversely affected.
Investing in the CIBM Direct Access Program is also subject to certain restrictions imposed by the Mainland Chinese authorities on fund remittance and repatriation which may potentially affect the Fund’s performance and liquidity. Any non-compliance with or failure to meet the fund remittance and repatriation requirements may result in regulatory sanctions, which in turn may have an adverse impact on the portion of the Fund’s investment via the CIBM Direct Access Program. Further, there is no assurance that the fund remittance and repatriation requirements in relation to the Fund's investment through the CIBM Direct Access Program will not be changed as a result of change in government policies or foreign exchange control policies. The Fund may incur loss in the event such changes.
Trading through the Bond Connect program is performed through newly developed trading platforms and operational systems. There is no assurance that such systems will function properly (in particular, under extreme market conditions) or will continue to be adapted to changes and developments in the market. In the event that the relevant systems fails to function properly, trading through the Bond Connect may be disrupted. The Fund's ability to trade through the Bond Connect (and hence to pursue its investment strategy) may therefore be adversely affected. In addition, where the Fund invests in the CIBM through the Bond Connect program, it may be subject to risks of delays inherent in the order placing and/or settlement.
Bond Connect trades are settled in CNY and investors must have timely access to a reliable supply of CNY in Hong Kong, which may incur conversion costs and cannot be guaranteed. Moreover, Bond Connect Securities generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.
The Fund’s investments through Bond Connect will be held on behalf of the Fund via a book entry omnibus account in the name of the Central Moneymarkets Unit of Hong Kong (“CMU”) maintained with a Mainland China-based custodian (either CCDC or SCH). The Fund’s ownership interest in investments through Bond Connect will not be reflected directly in book entry with CCDC or SCH and will instead only be reflected on the books of its Hong Kong sub-custodian. Therefore, the Fund is subject to risks regarding the exercise and the enforcement of beneficial ownership rights over such bonds in the courts in China.
“Bond Connect Authorities” refers to the exchanges, trading systems, settlement systems, governmental, regulatory or tax bodies which provide services and/or regulate Bond Connect and activities relating to Bond Connect.
Investment and Repatriation Restrictions. Investments by the Fund in RMB Bonds through the Sub-Adviser’s RQFII license or the China interbank bond market program and other Chinese financial instruments are subject to governmental pre-approval limitations on the quantity that the Fund may purchase or limits on the classes of securities in which the Fund may invest.
The Sub-Adviser, as a licensed RQFII, is currently permitted to repatriate RMB daily and is not subject to RMB repatriation restrictions or prior approval. However, there is no assurance that PRC rules and regulations will not change or that repatriation restrictions will not be imposed in the future. Any additional restrictions imposed on the Sub-Adviser or RQFIIs generally may have an adverse effect on the Fund’s ability to invest directly in RMB Bonds and its ability to meet redemptions requests.
If the Fund’s direct investments in RMB Bonds through the Sub-Adviser’s RQFII license become subject to repatriation restrictions, the Fund may be subject to adverse tax consequences as a RIC under the Internal Revenue Code.
The Fund may elect, for U.S. federal income tax purposes, to treat Chinese taxes (including withholding taxes) paid by the Fund as paid by its shareholders. Even if the Fund is qualified to make that election and does so this treatment will not apply with respect to amounts the Fund reserves, if any, in anticipation of the imposition of withholding taxes not currently in effect. If these amounts are used to pay any tax liability of the Fund in a later year, they will be treated as paid by the shareholders in such later year, even if they are imposed with respect to income of an earlier year. See the prospectus under “Shareholder Information—Tax Information” for a further description of this risk.
The Chinese government limits foreign investment in the securities of certain Chinese issuers entirely. These restrictions or limitations may have adverse effects on the liquidity and performance of the Fund holdings as compared to the performance of the Index.

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Foreign Exchange Control. The Chinese government heavily regulates the domestic exchange of foreign currencies within China. Chinese law requires that all domestic transactions must be settled in RMB, places significant restrictions on the remittance of foreign currency and strictly regulates currency exchange from RMB. These restrictions may adversely affect the Fund and its investments. There may not be sufficient amounts of RMB for the Fund to be fully invested because the Fund has to convert U.S. dollars received from the purchase of Creation Units into RMB to purchase RMB-denominated investments. The PRC government’s policies on exchange control and repatriation restrictions are subject to change, and any such change may adversely impact the Fund. There can be no assurance that the RMB exchange rate will not fluctuate widely against the U.S. dollar or any other foreign currency in the future.
Custody Risks of Investing in RMB Bonds. Each PRC sub-custodian maintains the Fund’s RMB deposit accounts and oversees the Fund’s investments in RMB Bonds to ensure compliance with the rules and regulations of the CSRC and the People’s Bank of China. The securities purchased by the Sub-Adviser, in its capacity as a RQFII, on behalf of the Fund, will be credited to a securities trading account maintained by the PRC sub-custodian in the joint names of the Fund and the Sub-Adviser, and the Fund will pay the cost of the account. The Sub-Adviser may not use the account for any other purpose than for maintaining the Fund’s assets invested in RMB Bonds. However, given that the securities trading account will be maintained in the joint names of the Sub-Adviser and the Fund, the Fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. In particular, there is a risk that creditors of the Sub-Adviser may assert that the securities are owned by the Sub-Adviser and not the Fund, and that a court would uphold such an assertion, in which case creditors of the Sub-Adviser could seize assets of the Fund.
Investors should also note that cash deposits in the Fund’s account with the PRC sub-custodian will not be segregated from the proprietary assets of the PRC sub-custodian or the assets of its other clients. Therefore, to the extent the Fund’s assets are commingled, the cash deposits will be vulnerable in the event of a liquidation or bankruptcy by the PRC sub-custodian. The Fund may encounter difficulties or delays in recovering such debt, or may not be able to recover it in full or at all, in which case the Fund will suffer losses.
Renminbi Currency Risk. Emerging markets such as China can experience high rates of inflation, deflation and currency devaluation. The value of the RMB may be subject to a high degree of fluctuation due to, among other things, changes in interest rates, the effects of monetary policies issued by the PRC, the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. The income received by the Fund for its investments denominated in RMB will principally be in RMB. The Fund’s exposure to the RMB and changes in value of the RMB versus the U.S. dollar may result in reduced returns for the Fund. Moreover, the Fund may incur costs in connection with conversions between U.S. dollars and RMB. The RMB is currently not a freely convertible currency. The Chinese government places strict regulation on the RMB and sets the value of the RMB to levels dependent on the value of the U.S. dollar. The Chinese government’s imposition of restrictions on the repatriation of RMB out of Mainland China may limit the depth of the offshore RMB market and reduce the liquidity of the Fund’s investments. The international community has requested that China ease its restrictions on currency exchange, but it is unclear whether the Chinese government will change its policy. These restrictions may adversely affect the Fund and its investments. The Fund may also be exposed to both offshore RMB (CNH) and onshore RMB (CNY). Although CNH and CNY are the same currency, they trade at different rates. To the extent the Fund carries out conversions between offshore RMB (CNH) and onshore RMB (CNY), investors should note that CNH and CNY trade at different rates. Any divergence between CNH and CNY may adversely impact investors. Any divergence between CNH and CNY may adversely impact the Fund.
Chinese Banking Industry Risk. The Chinese banking industry is a highly regulated industry and is subject to laws and regulations touching all aspects of the banking business. These regulators are given wide discretion in exercising their authority. The banking regulatory regime in China is currently undergoing significant changes, including changes in laws and regulations, as it moves toward a more transparent regulatory process. Some of these changes may have an adverse impact on the performance of Chinese banks that issued RMB Bonds and thus may adversely affect their capacity to honor their commitments under the RMB Bonds to the holders of such bonds, which may include the Fund.
PRC Tax Risk. The application of the tax laws and regulations of the PRC to income, including capital gains, derived from certain investments of the Fund remains unclear, and may well continue to evolve, possibly with retroactive effect. Any taxes imposed on the investments of the Fund pursuant to such laws and regulations will reduce the Fund’s overall returns.
Sovereign Bond Risk. Investments in sovereign bonds involve special risks not present in corporate bonds. The governmental authority that controls the repayment of the bonds may be unable or unwilling to make interest payments and/or repay the principal on its debt or to otherwise honor its obligations. If an issuer of sovereign bonds defaults on payments of principal and/or interest, the Fund may have limited recourse against the issuer. During periods of economic uncertainty, the market prices of sovereign bonds, and the Fund’s NAV, may be more volatile than prices of corporate bonds, which may result in losses. In the past, certain governments of emerging market countries have declared themselves unable to meet their financial obligations on a timely basis, which has resulted in losses for holders of sovereign bonds.

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Risk of Investing in the Financials Sector. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the financials sector. Companies in the financials sector may be subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. The profitability of companies in the financials sector may be adversely affected by increases in interest rates, by loan losses, which usually increase in economic downturns, and by credit rating downgrades. In addition, the financials sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Furthermore, some companies in the financials sector perceived as benefiting from government intervention in the past may be subject to future government-imposed restrictions on their businesses or face increased government involvement in their operations. Increased government involvement in the financials sector, including measures such as taking ownership positions in financial institutions, could result in a dilution of the Fund’s investments in financial institutions.
Risk of Investing in the Industrials Sector. The Fund will be sensitive to, and its performance will depend to a greater extent on, the overall condition of the industrials sector. The industrials sector comprises companies who produce capital goods used in construction and manufacturing, such as companies that make and sell machinery, equipment and supplies that are used to produce other goods. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates. The stock prices of companies in the industrials sector are affected by supply and demand both for their specific product or service and for industrial sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. In addition, the industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.
Risk of Investing in the Basic Materials Sector. The Fund will be sensitive to, and its performance may depend to a greater extent on, the overall condition of the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.
Credit Risk. Debt securities are subject to credit risk. Credit risk refers to the possibility that the issuer or guarantor of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt or to otherwise honor its obligations and/or default completely on securities. Debt securities are subject to varying degrees of credit risk, depending on the issuer’s financial condition and on the terms of the securities, which may be reflected in credit ratings. There is a possibility that the credit rating of a debt security may be downgraded after purchase or the perception of an issuer’s credit worthiness may decline, which may adversely affect the value of the security. The Fund may hold securities that are insured by a bond issuer. A downgrade of the credit rating of such bond issuer may cause the value of the insured security to decline. Lower credit quality may also affect liquidity and make it difficult for the Fund to sell the security.
Interest Rate Risk. Debt securities, such as bonds, are subject to interest rate risk. Interest rate risk refers to fluctuations in the value of a security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up. Many factors can cause interest rates to rise, including central bank monetary policy, rising inflation rates and general economic conditions. The historically low interest rate environment increases the risk associated with rising interest rates, including the potential for periods of volatility and increased redemptions.
In addition, bonds with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than bonds with shorter durations. To the extent the Fund invests a substantial portion of its assets in debt securities with longer-term maturities, rising interest rates may cause the value of the Fund’s investments to decline significantly.
In addition, in response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates. These actions present heightened risks to debt instruments, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes.
Risk of Subordinated Obligations. Payments under some bonds may be structurally subordinated to all existing and future liabilities and obligations of each of the respective subsidiaries and associated companies of an issuer of the bond. Claims of creditors of such subsidiaries and associated companies will have priority as to the assets of such subsidiaries and associated companies over the issuer and its creditors, including the Fund, who seek to enforce the terms of the bond. Certain bonds do not contain any restrictions on the ability of the subsidiaries of the issuers to incur additional unsecured indebtedness.
Risk of Investing in Foreign Securities. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue

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influence on the prices of securities that trade in such markets. Certain foreign markets that have historically been considered relatively stable may become volatile in response to changed conditions or new developments. Increased interconnectivity of world economies and financial markets increases the possibility that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments. Because the Fund may invest in securities denominated in foreign currencies and some of the income received by the Fund may be in foreign currency, changes in currency exchange rates may negatively impact the Fund’s return. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries.
Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and therefore, not all material information may be available or reliable. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, the Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute shareholder communications.
Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trade patterns, trade barriers and other protectionist or retaliatory measures. The United States and other nations or international organizations may impose economic sanctions or take other actions that may adversely affect issuers of specific countries. Economic sanctions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund’s investments in such securities harder to value. These sanctions, any future sanctions or other actions, or even the threat of further future sanctions or other actions, may negatively affect the value and liquidity of the Fund.
Also, certain issuers located in foreign countries in which the Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. The Fund, as an investor in such issuers, will be indirectly subject to those risks.
Risk of Investing in Emerging Market Issuers. Investments in securities of emerging markets issuers are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the United States. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, liquidity issues and limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.
Risk of Cash Transactions. Unlike other ETFs, the Fund effects its creations and redemptions at least partially for cash, rather than wholly for in-kind securities. Because the Fund currently intends to effect a portion of redemptions for cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which involves transaction costs that the Fund may not have incurred had it effected redemptions entirely in kind. These costs may include brokerage costs and/or taxable gains or losses, which may be imposed on the Fund and decrease the Fund’s NAV to the extent such costs are not offset by a transaction fee payable by an AP. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF.
Market Risk. The prices of the securities in the Fund are subject to the risks associated with investing in bonds, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. Overall securities values could decline generally or could underperform other investments. An investment in the Fund may lose money.
Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures.

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Sampling Risk. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Index. Conversely, a positive development relating to an issuer of securities in the Index that is not held by the Fund could cause the Fund to underperform the Index. To the extent the assets in the Fund are smaller, these risks will be greater.
Index Tracking Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Index and incurs costs associated with buying and selling securities and entering into derivatives transactions, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index, or (to the extent creations and redemptions are effected in cash) raising cash to meet redemptions or deploying cash in connection with newly created Creations Units, which are not factored into the return of the Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. There is no assurance that the Fund's Index Provider (defined herein) or any agents that may act on its behalf will compile the Fund's Index accurately, or that the Index will be determined, composed or calculated accurately. Errors in respect of the quality, accuracy and completeness of the data used to compile the Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Therefore, gains, losses or costs associated with errors of the Index Provider or its agents will generally be borne by the Fund and its shareholders. For example, during a period where the Fund’s Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Such errors may negatively or positively impact the Fund and its shareholders. Shareholders should understand that any gains from the Index provider's errors will be kept by the Fund and its shareholders and any losses or costs resulting from the Index provider's errors will be borne by the Fund and its shareholders. When the Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Apart from scheduled rebalances, the Index provider or its agents may carry out additional ad hoc rebalances to the Index. Therefore, errors and additional ad hoc rebalances carried out by the Index provider or its agents to the Index may increase the costs to and the tracking error risk of the Fund. In addition, the Fund's use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index, or invested in them in the exact proportions in which they are represented in the Index. The Fund’s performance may also deviate from the return of the Index due to legal restrictions or limitations imposed by the governments of certain countries, certain listing standards of the Fund’s listing exchange (the “Exchange”), a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). The Fund may value certain of its investments and/or other assets based on fair value prices. To the extent the Fund calculates its NAV based on fair value prices and the value of the Index is based on securities’ closing prices (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected. When markets are volatile, the ability to sell securities at fair value prices may be adversely impacted and may result in additional trading costs and/or increase the index tracking risk. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses.
In addition, any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any) and repatriation may also increase the index tracking risk. The Fund will be required to remit RMB to settle the purchase of RMB Bonds and repatriate RMB to U.S. dollars to settle redemption orders. In the event such remittance is delayed or disrupted, the Fund will not be able to fully replicate the Index by investing in their relevant RMB Bonds, which may lead to increased tracking error, and may need to rely on borrowings to meet redemptions, which may lead to increased expenses. Because the Index is priced in Chinese RMB and the Fund is priced in U.S. dollars, the ability of the Fund to track the Index is in part subject to foreign exchange fluctuations as between the U.S. dollar and the RMB. The Fund’s performance may also deviate from the performance of the Index due to the impact of withholding taxes, late announcements relating to changes to the Index and high turnover of the Index. The Fund may underperform the Index when the value of the U.S. dollar increases relative to the value of the RMB. Moreover, the Fund may be delayed in purchasing or selling securities included in its Index. Any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any ) and repatriation may also increase the index tracking risk. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Index. These and any other issues the Fund encounters with regard to investment restrictions, trade settlements, currency convertibility (including the cost of borrowing funds, if any) and repatriation. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Index. Index tracking risk may be heightened during times of increased market volatility or other unusual market conditions. Changes to the composition of the Index in connection with a rebalancing or reconstitution of the Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.
Authorized Participant Concentration Risk. The Fund may have a limited number of financial institutions that act as APs, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and

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redeem, there may be a significantly diminished trading market for Shares or Shares may trade like closed-end funds at a discount (or premium) to NAV and possibly face trading halts and/or de-listing. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.
No Guarantee of Active Trading Market. While Shares are listed on the Exchange, there can be no assurance that an active trading market for the Shares will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV. The Distributor (defined herein), does not maintain a secondary market in the Shares. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming directly with the Fund.
Decisions by market makers or APs to reduce their role or “step away” from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund Shares trading at a price which differs materially from NAV and also in greater than normal intraday bid/ask spreads for Fund Shares.
Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange's “circuit breaker” rules. If a trading halt or unanticipated early close of the Exchange occurs, a shareholder may be unable to purchase or sell Shares of the Fund. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Passive Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security’s issuer is in financial trouble. If a specific security is removed from the Index, the Fund may be forced to sell such security at an inopportune time or for prices other than at current market values. An investment in the Fund involves risks similar to those of investing in any fund invested in bonds, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. The Index may not contain the appropriate or a diversified mix of securities for any particular economic cycle. The timing of changes in the securities of the Fund’s portfolio in seeking to replicate the Index could have a negative effect on the Fund. Unlike with an actively managed fund, the Adviser and/or Sub-Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. Additionally, unusual market conditions may cause the Fund’s Index provider to postpone a scheduled rebalance or reconstitution, which could cause the Fund’s Index to vary from its normal or expected composition. This means that, based on market and economic conditions, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. Disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), as well as other factors, may result in Shares trading at a significant premium or discount to NAV or to the intraday value of the Fund’s holdings. The NAV of the Shares will fluctuate with changes in the market value of the Fund’s securities holdings. The market price of Shares will fluctuate, in some cases materially, in accordance with changes in NAV and the intraday value of the Fund’s holdings, as well as supply and demand on the Exchange. The Adviser cannot predict whether Shares will trade below, at or above their NAV. Given the fact that Shares can be created and redeemed by APs in Creation Units, the Adviser believes that large discounts or premiums to the NAV of Shares should not be sustained in the long-term. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the value of the Fund’s holdings, market prices are not expected to correlate exactly to the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. The price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares may be closely related to, but not necessarily identical to, the same forces influencing the prices of the securities of the Fund’s portfolio of investments trading individually or in the aggregate at any point in time. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares that were bought or sold or the shareholder may be unable to sell his or her Shares. Any of these factors, discussed above and further below, may lead to the Shares trading at a premium or discount to the Fund’s NAV. In addition, because certain of the Fund’s underlying securities trade on exchanges that are closed when the Exchange (i.e., the exchange that Shares of the Fund trade on) is open, there are likely to be deviations between the expected value of an underlying security and the closing security’s price (i.e., the last quote from its closed foreign market) resulting in premiums or discounts to NAV that may be greater than those experienced by other ETFs. In addition, the securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the Shares’ NAV may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. There are

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various methods by which investors can purchase and sell Shares. Investors should consult their financial intermediaries before purchasing or selling Shares of the Fund.
When you buy or sell Shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of Shares, like the price of any exchange-traded security, includes a bid/ask spread charged by the market makers or other participants that trade the particular security. The spread of the Fund’s Shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of the Fund’s holdings may be halted, the bid/ask spread may increase significantly. This means that Shares may trade at a discount to the Fund’s NAV, and the discount is likely to be greatest during significant market volatility.
Non-Diversified Risk. The Fund is a separate investment portfolio of VanEck ETF Trust (the “Trust”), which is an open-end investment company registered under the 1940 Act. The Fund is classified as a “non-diversified” fund under the 1940 Act. Moreover, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.
Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to the extent that the Index concentrates in a particular sector or sectors or industry or group of industries. The securities of many or all of the companies in the same sector or industry may decline in value due to developments adversely affecting such sector or industry. By concentrating its assets in a particular sector or sectors or industry or group of industries, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.
ADDITIONAL NON-PRINCIPAL INVESTMENT STRATEGIES
The Fund may also invest in securities not included in the Index, money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), and/or certain derivatives, which the Adviser or Sub-Adviser believes will help the Fund track the Index. Depositary receipts not included in the Fund's Index may be used by the Fund in seeking performance that corresponds to the Index, and in managing cash flows, and may count towards compliance with the Fund’s 80% policy. The Fund may also invest, to the extent permitted by the 1940 Act and SEC regulations thereunder, in other affiliated and unaffiliated funds, such as open-end or closed-end management investment companies, including other ETFs.
BORROWING MONEY
The Fund may borrow money from a bank up to a limit of one-third of the market value of its assets. The Fund has entered or intends to enter into a credit facility to borrow money for temporary, emergency or other purposes, including the funding of shareholder redemption requests, trade settlements and as necessary to distribute to shareholders any income required to maintain the Fund’s status as a regulated investment company. To the extent that the Fund borrows money, it may be leveraged; at such times, the Fund will appreciate or depreciate in value more rapidly than the Index. Leverage generally has the effect of increasing the amount of loss or gain the Fund might realize and may increase volatility in the value of the Fund’s investments.
LENDING PORTFOLIO SECURITIES
The Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives cash, U.S. government securities and stand-by letters of credit not issued by the Fund’s bank lending agent equal to at least 102% of the value of the portfolio securities being loaned. This collateral is marked-to-market on a daily basis. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower fail to return the borrowed securities (e.g., the Fund would have to buy replacement securities and the loaned securities may have appreciated beyond the value of the collateral held by the Fund) or become insolvent. The Fund may pay fees to the party arranging the loan of securities. In addition, the Fund will bear the risk that it may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of any cash collateral or in the value of investments made with the cash collateral. These events could trigger adverse tax consequences for the Fund. Substitute payments for dividends received by the Fund for securities loaned out by the Fund will not be considered qualified dividend income.
ADDITIONAL NON-PRINCIPAL RISKS
Risk of Investing in Derivatives. Derivatives are financial instruments whose values are based on the value of one or more reference assets or indicators, such as a security, currency, interest rate, or index. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Moreover, although the value of a derivative is based on an underlying asset or indicator, a derivative typically does not carry the same rights as would be the case if the Fund invested directly in the underlying securities, currencies or other assets.

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Derivatives are subject to a number of risks, such as potential changes in value in response to market developments or, in the case of “over-the-counter” derivatives, as a result of a counterparty’s credit quality and the risk that a derivative transaction may not have the effect the Adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not achieve the desired correlation with the underlying asset or indicator. Derivative transactions can create investment leverage, and may be highly volatile, and the Fund could lose more than the amount it invests. The use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders of the Fund.
Many derivative transactions are entered into “over-the-counter” without a central clearinghouse; as a result, the value of such a derivative transaction will depend on, among other factors, the ability and the willingness of the Fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the Fund’s derivative positions at any time, and the Fund may not be able to initiate or liquidate a swap position at an advantageous time or price, which may result in significant losses.
In October 2020, the Securities and Exchange Commission (the “SEC”) adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies (the “derivatives rule”). The derivatives rule requires funds to trade derivatives and other transactions that create future fund payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit, and certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless a fund qualifies as a “limited derivatives user,” as defined in the final rule. Under the rule, when a fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a fund is a limited derivatives user, but for funds subject to the VaR testing, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the rule regarding use of securities lending collateral that may limit a fund's securities lending activities. In addition, under the derivatives rule, a Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security under the 1940 Act, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the derivatives rule. Furthermore, under the derivatives rule, a Fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due.
Shareholder Risk. Certain shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Adviser or an affiliate of the Adviser, an AP, a market maker, or another entity may invest in the Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment. Redemptions by shareholders could have a negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Exchange and may, therefore, have a material effect on the market price of the Shares.
Leverage Risk. To the extent that the Fund borrows money or utilizes certain derivatives, it may be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities. The Funds are required to comply with the derivatives rule when they engage in transactions that create future Fund payment or delivery obligations.

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PORTFOLIO HOLDINGS
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund's SAI.

MANAGEMENT OF THE FUND
Board of Trustees. The Board of Trustees of the Trust has responsibility for the general oversight of the management of the Fund, including general supervision of the Adviser and other service providers, but is not involved in the day-to-day management of the Trust. A list of the Trustees and the Trust officers, and their present positions and principal occupations, is provided in the Fund's SAI.
Investment Adviser and Sub-Adviser. Under the terms of an investment management agreement between the Trust and Van Eck Associates Corporation with respect to the Fund (the “Investment Management Agreement”), Van Eck Associates Corporation serves as the adviser to the Fund and, subject to the supervision of the Board of Trustees, is responsible for the day-to-day investment management of the Fund. China Asset Management (Hong Kong) Limited acts as investment sub-adviser to the Fund and, subject to the oversight of the Adviser, will be responsible for the day-to-day investment management of the Fund. China Asset Management (Hong Kong) Limited serves as investment sub-adviser to the Fund pursuant to an investment sub-advisory agreement between the Adviser and the Sub-Adviser (the “Investment Sub-Advisory Agreement”).
As of July 31, 2022, the Adviser managed approximately $70.83 billion in assets. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to mutual funds, other exchange-traded funds, other pooled investment vehicles and separate accounts. The Adviser’s principal business address is 666 Third Avenue, New York, New York 10017.
The Sub-Adviser was established in September 2008 as a wholly owned subsidiary of China Asset Management Co., Ltd. (“ChinaAMC”). The Sub-Adviser has been licensed by Hong Kong Securities and Futures Commission to engage in asset management activities, dealing in securities and advising on securities. As of June 30, 2022, assets under management were approximately $257.1 billion for ChinaAMC and $6.1 billion for the Sub-Adviser. The Sub-Adviser currently provides both asset management and advisory services to Hong Kong and overseas clients, including institutional mandates from Taiwan, Japan, Korea and Germany. The Sub-Adviser’s principal place of business is 37F, Bank of China Tower, 1 Garden Road, Central, Hong Kong.
A discussion regarding the Board of Trustees’ approval of the Investment Management Agreement and the Investment Sub- Advisory Agreement will be available in the Trust’s semi-annual report for the period ended October 31, 2022.
For the services provided to the Fund under the Investment Management Agreement, the Fund pays the Adviser monthly fees based on a percentage of the Fund’s average daily net assets at the annual rate of 0.40%.
Until at least September 1, 2023, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.50% of its average daily net assets per year.
The Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, legal, audit and other services, interest, taxes, any distribution fees or expenses, offering fees or expenses and extraordinary expenses. For the services provided and the expenses assumed by the Sub-Adviser pursuant to the Investment Sub-Advisory Agreement, the Adviser (not the Fund) will pay a monthly fee to the Sub-Adviser based on a percentage of the management fee paid to the Adviser after taking into account the Index license fee and expenses paid by the Adviser.
Manager of Managers Structure. The Adviser and the Trust may rely on an exemptive order (the “Order”) from the SEC that permits the Adviser to enter into investment sub-advisory agreements with unaffiliated sub-advisers without obtaining shareholder approval. The Adviser, subject to the review and approval of the Board of Trustees, may select one or more sub-advisers for the Fund and supervise, monitor and evaluate the performance of each sub-adviser.
The Order also permits the Adviser, subject to the approval of the Board of Trustees, to replace sub-advisers and amend investment sub-advisory agreements, including fees, without shareholder approval whenever the Adviser and the Board of Trustees believe such action will benefit the Fund and its shareholders. The Adviser thus would have the responsibility (subject to the oversight of the Board of Trustees) to recommend the hiring and replacement of sub-advisers as well as the discretion to terminate any sub-adviser and reallocate the Fund’s assets for management among any other sub-adviser(s) and itself. This means that the Adviser would be able to reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee. The Adviser would compensate each sub-adviser out of its management fee.

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Administrator, Custodian and Transfer Agent. Van Eck Associates Corporation is the administrator for the Fund (the “Administrator”), and State Street Bank and Trust Company is the custodian of the Fund’s assets and provides transfer agency and fund accounting services to the Fund. The Administrator is responsible for certain clerical, recordkeeping and/or bookkeeping services which are required to be provided pursuant to the Investment Management Agreement.
All of the Fund’s RMB Bonds (including onshore PRC cash deposits and its onshore RMB Bond portfolio) will be held by the PRC sub-custodians. A securities account shall be opened with CSDCC in the joint names of the Sub-Adviser (as the RQFII holder) and the Fund. An RMB cash account shall also be established and maintained with each PRC sub-custodian in the joint names of the Sub-Adviser (as the RQFII holder) and the Fund. Each PRC sub-custodian shall, in turn, have a cash clearing account with CSDCC for trade settlement according to applicable regulations.
Distributor. Van Eck Securities Corporation is the distributor of the Shares (the “Distributor”). The Distributor will not distribute Shares in less than a specified number of Shares, each called a “Creation Unit,” and does not maintain a secondary market in the Shares. The Shares are traded in the secondary market.

PORTFOLIO MANAGERS
Ms. Jing joined the Sub-Adviser as a portfolio manager in February 2016. Prior to joining the Sub-Adviser, Ms. Jing mainly focused on the global bond market as a portfolio manager at each of the following: Bank of China (2002 to 2013), Cantor Fitzgerald (Hong Kong) Capital Markets Limited (2013) and ICBC Asia (2013 to 2015).
Mr. Rodilosso has been employed by the Adviser as a portfolio manager since March 2012. Mr. Rodilosso graduated from Princeton University in 1990 with a Bachelor of Arts and from the Wharton School of Business in 1993 with a Masters of Business Administration. Mr. Rodilosso serves as portfolio manager of other funds of the Trust. Mr. Rodilosso also serves as portfolio manager for certain other investment companies and pooled investment vehicles advised by the Adviser. See the Fund’s SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their respective ownership of Shares of the Fund.

SHAREHOLDER INFORMATION
DETERMINATION OF NAV
The NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m., Eastern time) on the New York Stock Exchange.
The values of the Fund’s portfolio securities are based on the securities’ closing prices on the markets on which the securities trade, when available. Due to the time differences between the United States and certain countries in which the Fund invests, securities on these exchanges may not trade at times when Shares of the Fund will trade. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Debt instruments with remaining maturities of more than 60 days are valued at the evaluated mean price provided by an outside independent pricing service. If an outside independent pricing service is unable to provide a valuation, the instrument is valued at the mean of the highest bid and the lowest asked quotes obtained from one or more brokers or dealers selected by the Adviser. Prices obtained by an outside independent pricing service may use information provided by market makers or estimates of market values obtained from yield data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources. If a market quotation for a security or other asset is not readily available or the Adviser believes it does not otherwise accurately reflect the market value of the security or asset at the time the Fund calculates its NAV, the security or asset will be fair valued by the Adviser in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. The Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. In addition, the Fund currently expects that it will fair value certain of the

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foreign equity securities held by the Fund each day the Fund calculates its NAV, except those securities principally traded on exchanges that close at the same time the Fund calculates its NAV.
Accordingly, the Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices at the time the exchanges on which they principally trade close. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security or other asset is materially different than the value that could be realized upon the sale of such security or asset. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund's Index. This may adversely affect the Fund’s ability to track its Index. With respect to securities that are principally traded on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.
INTRADAY VALUE
The trading prices of the Fund’s Shares in the secondary market generally differ from the Fund’s daily NAV and are affected by market forces such as the supply of and demand for Fund Shares and underlying securities held by the Fund, economic conditions and other factors. Information regarding the intraday value of the Fund’s Shares (“IIV”) may be disseminated throughout each trading day by the Exchange or by market data vendors or other information providers. The IIV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IIV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IIV should not be viewed as a “real-time” update of the Fund’s NAV, which is computed only once a day. The IIV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries that may trade in the portfolio securities held by the Fund and valuations based on current market rates. The quotations and/or valuations of the Fund’s holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States. The Fund is not involved in, or responsible for, the calculation or dissemination of the IIV and makes no warranty as to its accuracy.
RULE 144A AND OTHER UNREGISTERED SECURITIES
An AP (i.e., a person eligible to place orders with the Distributor to create or redeem Creation Units of the Fund) that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A or other unregistered securities.
BUYING AND SELLING EXCHANGE-TRADED SHARES
The Shares of the Fund are listed on the Exchange. If you buy or sell Shares in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the “spread,” which is any difference between the bid price and the ask price. The spread varies over time for the Fund’s Shares based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has high trading volume and market liquidity, and generally higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). In times of severe market disruption or low trading volume in the Fund’s Shares, this spread can increase significantly. It is anticipated that the Shares will trade in the secondary market at prices that may differ to varying degrees from the NAV of the Shares. During periods of disruptions to creations and redemptions or the existence of extreme market volatility, the market prices of Shares are more likely to differ significantly from the Shares’ NAV.
The Depository Trust Company (“DTC”) serves as securities depository for the Shares. (The Shares may be held only in book-entry form; stock certificates will not be issued.) DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants,” i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants,” i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. For more information, see the section entitled “Book Entry Only System” in the Fund's SAI.
The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because non-U.S. exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares.

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The right of redemption by an AP may be suspended or the date of payment postponed (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
Market Timing and Related Matters. The Fund imposes no restrictions on the frequency of purchases and redemptions. Frequent purchases and redemptions of Fund Shares may attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”). The Board of Trustees considered the nature of the Fund (i.e., a fund whose Shares are expected to trade intraday), that the Adviser monitors the trading activity of APs for patterns of abusive trading, that the Fund reserves the right to reject orders that may be disruptive to the management of or otherwise not in the Fund's best interest, and that the Fund may fair value certain of its securities. Given this structure, the Board of Trustees determined that it is not necessary to impose restrictions on the frequency of purchases and redemptions for the Fund at the present time.
DISTRIBUTIONS
Net Investment Income and Capital Gains. As a shareholder of the Fund, you are entitled to your share of the Fund’s distributions of net investment income and net realized capital gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”
The Fund typically earns income dividends from stocks and interest from debt securities. These amounts, net of expenses, are typically passed along to Fund shareholders as dividends from net investment income. The Fund realizes capital gains or losses whenever it sells securities. Net capital gains are distributed to shareholders as “capital gain distributions.” Distributions from the Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income. Any long-term capital gains distributions you receive from the Fund are taxable as long-term capital gains.
Net investment income, if any, is typically distributed to shareholders at least monthly while net realized capital gains, if any, are typically distributed to shareholders at least annually. Dividends may be declared and paid more frequently to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code. In addition, in situations where the Fund acquires investment securities after the beginning of a dividend period, the Fund may elect to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Fund owned the underlying investment securities for the entire dividend period. If the Fund so elects some portion of each distribution may result in a return of capital, which, for tax purposes, is treated as a return of your investment in Shares. You will be notified regarding the portion of the distribution which represents a return of capital.
Distributions in cash may be reinvested automatically in additional Shares of the Fund only if the broker through which you purchased Shares makes such option available.
TAX INFORMATION
As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund, including the possible application of foreign, state and local taxes. Unless your investment in the Fund is through a tax-exempt entity or tax-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when: (i) the Fund makes distributions, (ii) you sell Shares in the secondary market or (iii) you create or redeem Creation Units.
Taxes on Distributions. As noted above, the Fund expects to distribute net investment income, if any, at least monthly, and any net realized long-term or short-term capital gains, if any, annually. The Fund may also pay a special distribution at any time to comply with U.S. federal tax requirements.
In general, your distributions are subject to U.S. federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Distributions of net investment income, including any net short-term capital gains, if any, are generally taxable to you as ordinary income. Whether distributions of capital gains represent long-term or short-term capital gains is determined by how long the Fund owned the investments that generated them, rather than how long you have owned your Shares. Distributions of net short-term capital gains in excess of net long-term capital losses, if any, are generally taxable as ordinary income. Distributions of net long-term capital gains in excess of net short-term capital losses, if any, that are properly reported as capital gain dividends are generally taxable as long-term capital gains. Long-term capital gains of a non-corporate shareholder are generally taxable at a maximum rate of 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts. The Fund does not expect that any of its distributions will be qualified dividends eligible for lower tax rates or for the corporate dividends received deduction.
Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in the Shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in Shares, thus reducing any loss or increasing any gain on

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a subsequent taxable disposition of Shares. A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.
Dividends, interest and gains from non-U.S. investments of the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may, in some cases, reduce or eliminate such taxes.
If more than 50% of the Fund’s total assets at the end of its taxable year consist of foreign securities, the Fund may elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain holding period and other limitations, the investor’s pro rata share of the Fund’s foreign income taxes. It is expected that more than 50% of the Fund’s assets will consist of foreign securities.
Backup Withholding. The Fund may be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number or otherwise established a basis for exemption from backup withholding. The backup withholding rate for individuals is currently 24%. This is not an additional tax and may be refunded, or credited against your U.S. federal income tax liability, provided certain required information is furnished to the Internal Revenue Service (“IRS”).
Taxes on the Sale or Cash Redemption of Exchange Listed Shares. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares. The ability to deduct capital losses may be limited. To the extent that the Fund shareholder's Shares are redeemed for cash, this is normally treated as a sale for tax purposes.
Taxes on Creations and Redemptions of Creation Units. A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received. The IRS, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities for Creation Units or redeeming Creation Units should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.
Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units held as capital assets is generally treated as long-term capital gain or loss if the Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Shares (or securities surrendered) have been held for one year or less.
If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you created or sold and at what price.
Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Non-U.S. Shareholders. Dividends paid by the Fund to Non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by the Fund from net tax-exempt income or long-term capital gains are generally not subject to such withholding tax. Properly-reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income); or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.
Any capital gain realized by a Non-U.S. shareholder upon a sale of Shares of the Fund will generally not be subject to U.S. federal income or withholding tax unless (i) the gain is effectively connected with the shareholder’s trade or business in the United States,

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or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met or (ii) the Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the Fund’s Shares or, if shorter, within the period during which the Non-U.S. shareholder has held the Shares. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests, as defined in the Internal Revenue Code (the “Code”) and applicable regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. The Fund may be, or may prior to a Non-U.S. shareholder’s disposition of Shares become, a U.S. real property holding corporation. If the Fund is or becomes a U.S. real property holding corporation, so long as the Fund’s Shares are regularly traded on an established securities market, only a non-U.S. shareholder who holds or held (at any time during the shorter of the five-year period preceding the date of disposition or the holder’s holding period) more than 5% (directly or indirectly as determined under applicable attribution rules of the Code) of the Fund’s Shares will be subject to United States federal income tax on the disposition of Shares.
As part of the Foreign Account Tax Compliance Act, (“FATCA”), the Fund may be required to withhold 30% tax on certain types of U.S. sourced income (e.g., dividends, interest, and other types of passive income) paid to (i) foreign financial institutions (“FFIs”), including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain nonfinancial foreign entities (“NFFEs”), unless they certify certain information regarding their direct and indirect U.S. owners. To avoid possible withholding, FFIs will need to enter into agreements with the IRS which state that they will provide the IRS information, including the names, account numbers and balances, addresses and taxpayer identification numbers of U.S. account holders and comply with due diligence procedures with respect to the identification of U.S. accounts as well as agree to withhold tax on certain types of withholdable payments made to non-compliant foreign financial institutions or to applicable foreign account holders who fail to provide the required information to the IRS, or similar account information and required documentation to a local revenue authority, should an applicable intergovernmental agreement be implemented. NFFEs will need to provide certain information regarding each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to the IRS.
The Fund may be subject to the FATCA withholding obligation, and also will be required to perform due diligence reviews to classify foreign entity investors for FATCA purposes. Investors are required to agree to provide information necessary to allow the Fund to comply with the FATCA rules. If the Fund is required to withhold amounts from payments pursuant to FATCA, investors will receive distributions that are reduced by such withholding amounts.
Non-U.S. shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the possible applicability of the U.S. estate tax.
The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your own tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws. Changes in applicable tax authority could materially affect the conclusions discussed above and could adversely affect the Fund, and such changes often occur.

INDEX PROVIDER
The Index is published by China Central Depository & Clearing Co., Ltd. (the “Index Provider”). The Index Provider does not sponsor, endorse, or promote the Fund and bears no liability with respect to the Fund or any security.

27

CHINABOND CHINA HIGH QUALITY BOND INDEX
The Index is comprised of fixed-rate, RMB-denominated bonds issued in the PRC by Chinese credit, governmental and quasi-governmental (e.g., policy banks) issuers. Chinese credit issuers are generally considered to be issuers of central enterprise bonds, local enterprise bonds, medium-term notes, corporate bonds and railway debt. Credit RMB Bonds must have an issuer rating of AAA or equivalent by one or more of the Chinese local rating agencies recognized by the relevant authorities in the PRC to be included in the Index.
Qualifying bonds must be traded on the Chinese inter-bank bond market, the Shanghai Stock Exchange and/or the Shenzhen Stock Exchange.
The Index uses a modified market cap weighting methodology.
The Index is calculated and maintained by the Index Provider. The Index Provider also computes and publishes the price of all PRC bonds in the Index daily.
The Index is rebalanced monthly. The Index Provider may delay or change a scheduled rebalancing or reconstitution of the Index or the implementation of certain rules at its sole discretion.

28

LICENSE AGREEMENT AND DISCLAIMERS
The Adviser has entered into a licensing agreement with the Index Provider to use the Index. The Fund is entitled to use the Index pursuant to a sub-licensing arrangement with the Adviser.
The Index is compiled and calculated constructed and maintained by the Index Provider. All copyright in the Index values and constituent list vests in the Index Provider, to which all index indicator data and all index constituent data shall belong.

29

FINANCIAL HIGHLIGHTS
The financial highlights table which follows is intended to help you understand the Fund’s financial performance for the past five years or as indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by another independent registered public accounting firm for the periods reflected in the financial highlights below, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

30

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

	China Bond ETF
	Year Ended April 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$24.07	$22.39	$22.89	$24.14	$22.16
Net investment income (a)	0.66	0.73	0.87	0.75	0.74
Net realized and unrealized gain (loss) on
investments	(0.40)	1.60	(0.49)	(1.24)	2.07
Total from investment operations	0.26	2.33	0.38	(0.49)	2.81
Distributions from:
Net investment income	(0.76)	(0.65)	(0.79)	(0.38)	—
Return of capital	(0.01)	—	(0.09)	(0.38)	(0.83)
Total distributions	(0.77)	(0.65)	(0.88)	(0.76)	(0.83)
Net asset value, end of year	$23.56	$24.07	$22.39	$22.89	$24.14
Total return (b)	1.02%	10.56%	1.76%	(1.98)%	12.94%
Ratios to average net assets
Gross expenses	0.52%	0.68%	3.53%	2.25%	2.59%
Net expenses	0.51%	0.50%	0.50%	0.50%	0.50%
Net expenses excluding interest and taxes	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	2.69%	3.07%	3.93%	3.29%	3.21%
Supplemental data
Net assets, end of year (in millions)	$130	$104	$4	$5	$5
Portfolio turnover rate (c)	60%	17%	21%	22%	39%

(a)Calculated based upon average shares outstanding.
(b)Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)Portfolio turnover rate excludes in-kind transactions.

31

PREMIUM/DISCOUNT INFORMATION
Information regarding how often the closing trading price of the Shares of the Fund was above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund for the most recently completed calendar year and the most recently completed calendar quarter(s) since that year (or the life of the Fund, if shorter) can be found at www.vaneck.com.

GENERAL INFORMATION
CONTINUOUS OFFERING
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.
For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.
In addition, certain affiliates of the Fund and the Adviser may purchase and resell Fund shares pursuant to this Prospectus.
OTHER INFORMATION
The Trust was organized as a Delaware statutory trust on March 15, 2001. Its Declaration of Trust currently permits the Trust to issue an unlimited number of Shares of beneficial interest. If shareholders are required to vote on any matters, each Share outstanding would be entitled to one vote. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the Fund's SAI for more information concerning the Trust’s form of organization. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in SEC regulations, including that such investment companies enter into an agreement with such Fund.
The Prospectus, SAI and any other Fund communication do not create any contractual obligations between the Fund’s shareholders and the Trust, the Fund, the Adviser, the Sub-Adviser and/or the Trustees. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Fund, including contracts with the Adviser, the Sub-Adviser or other parties who provide services to the Fund.
Dechert LLP serves as counsel to the Trust, including the Fund. PricewaterhouseCoopers LLP serves as the Trust’s independent registered public accounting firm and will audit the Fund’s financial statements annually.

32

ADDITIONAL INFORMATION
This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Fund's Shares. The Fund's Registration Statement, including this Prospectus, the Fund's SAI and the exhibits are available on the EDGAR database at the SEC’s website (http://www.sec.gov), and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
The SAI for the Fund, which has been filed with the SEC, provides more information about the Fund. The SAI for the Fund is incorporated herein by reference and is legally part of this Prospectus. Additional information about the Fund's investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI and the Fund's annual and semi-annual reports may be obtained without charge by writing to the Fund at Van Eck Securities Corporation, the Fund's Distributor, at 666 Third Avenue, 9th Floor, New York, New York 10017 or by calling the Distributor at the following number: Investor Information: 800.826.2333.
Shareholder inquiries may be directed to the Fund in writing to 666 Third Avenue, 9th Floor, New York, New York 10017 or by calling 800.826.2333.
The Fund's SAI is available at www.vaneck.com.
(Investment Company Act file no. 811-10325)

33

[THIS PAGE INTENTIONALLY LEFT BLANK]

For more detailed information about the Fund, see the SAI dated September 1, 2022, as may be supplemented from time to time. Additional information about the Fund’s investments is or will be available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
Call VanEck at 800.826.2333 to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Fund or to make shareholder inquiries. You may also obtain the SAI or the Fund’s annual or semi-annual reports by visiting the VanEck website at www.vaneck.com.
Reports and other information about the Fund are available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Transfer Agent: State Street Bank and Trust Company SEC Registration Number: 333-123257 1940 Act Registration Number: 811-10325	800.826.2333 vaneck.com
CBONPRO

VANECK ETF TRUST
This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectuses (each, a “Prospectus” and together, the “Prospectuses”) of each fund (each, a “Fund” and together, the “Funds”) listed below for the VanEck® ETF Trust (the “Trust”), relating to each of the series of the Trust listed below, as it may be revised from time to time.

Fund	Principal U.S. Listing Exchange	Ticker	Fiscal Year End*	Prospectus Date

Statement of Additional Information February 1, 2022, as revised on February 2, 2022, March 1, 2022, March 7, 2022, May 1, 2022, June 10, 2022 and September 1, 2022
Biotech ETF	The NASDAQ Stock Market LLC	BBH	September 30th	February 1st
Digital Transformation ETF	The NASDAQ Stock Market LLC	DAPP	September 30th	February 1st
Energy Income ETF	NYSE Arca, Inc.	EINCTM	September 30th	February 1st
Environmental Services ETF	NYSE Arca, Inc.	EVX	September 30th	February 1st
Gaming ETF	The NASDAQ Stock Market LLC	BJK	September 30th	February 1st
Inflation Allocation ETF	NYSE Arca, Inc.	RAAX®	September 30th	February 1st
Long/Flat Trend ETF	NYSE Arca, Inc.	LFEQ®	September 30th	February 1st
Morningstar Durable Dividend ETF	Cboe BZX Exchange, Inc.	DURA®	September 30th	February 1st
Morningstar ESG Moat ETF	Cboe BZX Exchange, Inc.	MOTE	September 30th	February 1st
Morningstar Global Wide Moat ETF	Cboe BZX Exchange, Inc.	MOTG	September 30th	February 1st
Morningstar International Moat ETF	Cboe BZX Exchange, Inc.	MOTI®	September 30th	February 1st
Morningstar Wide Moat ETF	Cboe BZX Exchange, Inc.	MOAT®	September 30th	February 1st
Pharmaceutical ETF	The NASDAQ Stock Market LLC	PPH®	September 30th	February 1st
Retail ETF	The NASDAQ Stock Market LLC	RTH®	September 30th	February 1st
Semiconductor ETF	The NASDAQ Stock Market LLC	SMH®	September 30th	February 1st
Social Sentiment ETF	NYSE Arca, Inc.	BUZZ	September 30th	February 1st
Video Gaming and eSports ETF	The NASDAQ Stock Market LLC	ESPO®	September 30th	February 1st
Statement of Additional Information May 1, 2022, as revised on June 10, 2022 and September 1, 2022
Africa Index ETF	NYSE Arca, Inc.	AFK®	December 31st	May 1st
Agribusiness ETF	NYSE Arca, Inc.	MOO®	December 31st	May 1st
Bitcoin Strategy ETF	Cboe BZX Exchange, Inc.	XBTF	December 31st	May 1st
Brazil Small-Cap ETF	NYSE Arca, Inc.	BRF	December 31st	May 1st
China Growth Leaders ETF	NYSE Arca, Inc.	GLCN	December 31st	May 1st
ChiNext ETF	NYSE Arca, Inc.	CNXT	December 31st	May 1st
Egypt Index ETF	NYSE Arca, Inc.	EGPT®	December 31st	May 1st
Future of Food ETF	NYSE Arca, Inc.	YUMY	December 31st	May 1st
Gold Miners ETF	NYSE Arca, Inc.	GDX®	December 31st	May 1st

Fund	Principal U.S. Listing Exchange	Ticker	Fiscal Year End*	Prospectus Date
Green Metals ETF	NYSE Arca, Inc.	GMET	December 31st	May 1st
India Growth Leaders ETF	NYSE Arca, Inc.	GLIN	December 31st	May 1st
Indonesia Index ETF	NYSE Arca, Inc.	IDX®	December 31st	May 1st
Israel ETF	NYSE Arca, Inc.	ISRA™	December 31st	May 1st
Junior Gold Miners ETF	NYSE Arca, Inc.	GDXJ®	December 31st	May 1st
Low Carbon Energy ETF	NYSE Arca, Inc.	SMOG™	December 31st	May 1st
Natural Resources ETF	NYSE Arca, Inc.	HAP®	December 31st	May 1st
Oil Refiners ETF	NYSE Arca, Inc.	CRAK®	December 31st	May 1st
Oil Services ETF	NYSE Arca, Inc.	OIH®	December 31st	May 1st
Rare Earth/Strategic Metals ETF	NYSE Arca, Inc.	REMX	December 31st	May 1st
Russia ETF	Cboe BZX Exchange, Inc.	RSX	December 31st	May 1st
Russia Small-Cap ETF	Cboe BZX Exchange, Inc.	RSXJ	December 31st	May 1st
Steel ETF	NYSE Arca, Inc.	SLX	December 31st	May 1st
Uranium+Nuclear Energy ETF	NYSE Arca, Inc.	NLR	December 31st	May 1st
Vietnam ETF	Cboe BZX Exchange, Inc.	VNM®	December 31st	May 1st
Statement of Additional Information September 1, 2022
BDC Income ETF	NYSE Arca, Inc.	BIZD™	April 30th	September 1st
CEF Muni Income ETF	Cboe BZX Exchange, Inc.	XMPT®	April 30th	September 1st
China Bond ETF	NYSE Arca, Inc.	CBON	April 30th	September 1st
Commodity Strategy ETF[1]	Cboe BZX Exchange, Inc.[1]	PIT	December 31st	September 1st
Dynamic High Income ETF[2]	NYSE Arca, Inc.[2]	INC	April 30th	September 1st
Emerging Markets High Yield Bond ETF	NYSE Arca, Inc.	HYEM®	April 30th	September 1st
Fallen Angel High Yield Bond ETF	The NASDAQ Stock Market LLC	ANGL®	April 30th	September 1st
Green Bond ETF	NYSE Arca, Inc.	GRNB®	April 30th	September 1st
High Yield Muni ETF	Cboe BZX Exchange, Inc.	HYD®	April 30th	September 1st
HIP Sustainable Muni ETF	Cboe BZX Exchange, Inc.	SMI	April 30th	September 1st
IG Floating Rate ETF	NYSE Arca, Inc.	FLTR	April 30th	September 1st
Intermediate Muni ETF	Cboe BZX Exchange, Inc.	ITM®	April 30th	September 1st
International High Yield Bond ETF	NYSE Arca, Inc.	IHY®	April 30th	September 1st
J.P. Morgan EM Local Currency Bond ETF	NYSE Arca, Inc.	EMLC®	April 30th	September 1st
Long Muni ETF	Cboe BZX Exchange, Inc.	MLN®	April 30th	September 1st
Moody's Analytics BBB Corporate Bond ETF	Cboe BZX Exchange, Inc.	MBBB	April 30th	September 1st
Moody's Analytics IG Corporate Bond ETF	Cboe BZX Exchange, Inc.	MIG	April 30th	September 1st
Mortgage REIT Income ETF	NYSE Arca, Inc.	MORT®	April 30th	September 1st
Muni Allocation ETF	Cboe BZX Exchange, Inc.	MAAX™	April 30th	September 1st
Preferred Securities ex Financials ETF	NYSE Arca, Inc.	PFXF®	April 30th	September 1st
Short High Yield Muni ETF	Cboe BZX Exchange, Inc.	SHYD®	April 30th	September 1st

Fund	Principal U.S. Listing Exchange	Ticker	Fiscal Year End*	Prospectus Date
Short Muni ETF	Cboe BZX Exchange, Inc.	SMB®	April 30th	September 1st
Statement of Additional Information February 2, 2022, as revised on March 1, 2022, March 7, 2022, May 1, 2022, June 10, 2022 and September 1, 2022
Digital India ETF	NYSE Arca, Inc.	DGIN	December 31st	February 2nd
Statement of Additional Information March 7, 2022, as revised on May 1, 2022, May 17, 2022, June 10, 2022 and September 1, 2022
Digital Assets Mining ETF	The NASDAQ Stock Market LLC	DAM	September 30th	March 7th
Statement of Additional Information June 10, 2022, as revised on September 1, 2022
CLO ETF	NYSE Arca, Inc.	CLOI	December 31st	June 10th
* Certain information provided in this SAI is indicated to be as of the end of a Fund’s last fiscal year or during a Fund’s last fiscal year. The term “last fiscal year” means the most recently completed fiscal year for each Fund.
1 VanEck Commodity Strategy ETF has not commenced operations as of the date of this SAI. The Shares of VanEck Commodity Strategy ETF are expected to be approved for listing, subject to notice of issuance, on the Cboe BZX Exchange, Inc.
2 VanEck Dynamic High Income ETF has not commenced operations as of the date of this SAI. The Shares of VanEck Dynamic High Income ETF are expected to be approved for listing, subject to notice of issuance, on the NYSE Arca, Inc.
A copy of each Prospectus may be obtained without charge by writing to the Trust or the Distributor (defined herein). The Trust’s address is 666 Third Avenue, 9th Floor, New York, New York 10017. Capitalized terms used herein that are not defined have the same meaning as in the Prospectuses, unless otherwise noted. The audited and unaudited financial statements, including the financial highlights, appearing in the Trust’s most recent Annual Report and Semi-Annual Report, as applicable, to shareholders for each Fund’s corresponding fiscal year end and filed electronically with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into the section of this SAI entitled “Financial Statements.” No other portions of any of the Trust’s Annual Reports or Semi-Annual Reports are incorporated by reference or made part of this SAI.

TABLE OF CONTENTS

Page
GENERAL DESCRIPTION OF THE TRUST	1
Creation and Redemption Features	4
INVESTMENT POLICIES AND RESTRICTIONS	6
General	6
Municipal Securities	7
Repurchase Agreements	7
Reverse Repurchase Agreements	8
Futures Contracts and Options	8
Swaps	10
SEC Regulatory Matters	11
Warrants and Subscription Rights	11
Currency Forwards	12
Convertible Securities	12
Initial Public Offerings	12
Special Purpose Acquisition Companies	12
Market Risk	13
Floating Rate LIBOR Risk	13
Structured Notes	15
Participation Notes	15
SEBI Takeover Regulations	17
Collateralized Loan Obligations	17
Future Developments	18
Investment Restrictions	18
Indian Investment Restrictions	24
SPECIAL CONSIDERATIONS AND RISKS	24
General	24
Specific Risks Applicable to the Municipal Funds, VanEck CEF Muni Income ETF and VanEck Muni Allocation ETF	26
Specific Risks Applicable to VanEck Russia ETF and VanEck Russia Small-Cap ETF	30
Tax Risks	30
U.S. Federal Tax Treatment of Certain Futures Contracts and Option Contracts	30
Concentration Considerations	31
Cyber Security	31
Securities Lending	31
Inability to Pass Through Deduction from MLPs (VanEck Energy Income ETF only)	32
Risks Relating to VanEck Digital India ETF and VanEck India Growth Leaders ETF	32
Special Risk Considerations of Investing in China (the China Funds only)	33
Special Risk Considerations of Investing in A-shares (the China Funds only)	36
RQFII Program Risk (the China Funds only)	40
PRC Custodian Risks	41
Stock Connect Program Risks (VanEck China Growth Leaders ETF, VanEck ChiNext ETF, VanEck Green Metals ETF and VanEck Rare Earth/Strategic Metals ETF only)	41
Risk of Investing through the CIBM Direct Access Program (VanEck China Bond ETF only)	42
Bond Connect Risks (VanEck China Bond ETF only)	43
Chinese Variable Interest Entities Risks	44
Specific Risks Applicable to VanEck Bitcoin Strategy ETF	45
Specific Risks Applicable to VanEck Commodity Strategy ETF and VanEck Inflation Allocation ETF	45
i

ii

iii

GENERAL DESCRIPTION OF THE TRUST
The Trust is an open-end management investment company. The Trust currently consists of 66 investment portfolios. This SAI relates to all Funds of the Trust as set forth on the cover page. The Trust was organized as a Delaware statutory trust on March 15, 2001. The shares of each Fund are referred to herein as “Shares.”
Each Fund that is classified as a “diversified” fund under the Investment Company Act of 1940, as amended (the “1940 Act”) is required to meet certain diversification requirements under the 1940 Act. Each Fund that is classified as a “non-diversified” fund under the 1940 Act may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. The following chart indicates the diversification classification for each Fund:

Fund	Classification as Diversified or Non-Diversified

Municipal ETFs
CEF Muni Income ETF*	Diversified
High Yield Muni ETF	Diversified
HIP Sustainable Muni ETF	Non-Diversified
Intermediate Muni ETF	Diversified
Long Muni ETF	Diversified
Muni Allocation ETF	Diversified
Short High Yield Muni ETF	Diversified
Short Muni ETF	Diversified
CLO/Equity/Fixed Income ETFs
BDC Income ETF	Diversified
China Bond ETF	Non-Diversified
CLO ETF	Non-Diversified
Dynamic High Income ETF	Non-Diversified
Emerging Markets High Yield Bond ETF	Diversified
Fallen Angel High Yield Bond ETF*	Diversified
Green Bond ETF	Diversified
International High Yield Bond ETF	Diversified
IG Floating Rate ETF	Non-Diversified
J.P. Morgan EM Local Currency Bond ETF	Non-Diversified
Moody's Analytics BBB Corporate Bond ETF	Non-Diversified
Moody's Analytics IG Corporate Bond ETF	Non-Diversified
Morningstar Durable Dividend ETF*	Diversified
Mortgage REIT Income ETF	Non-Diversified
Preferred Securities ex Financials ETF	Non-Diversified
Energy Income/Thematic/Strategic Equity/Guided Allocation ETFs
Biotech ETF	Non-Diversified
Digital Assets Mining ETF	Non-Diversified
Digital Transformation ETF	Non-Diversified
Energy Income ETF	Non-Diversified
Environmental Services ETF	Non-Diversified
Gaming ETF	Non-Diversified
Inflation Allocation ETF	Non-Diversified
Long/Flat Trend ETF*	Diversified

Fund	Classification as Diversified or Non-Diversified
Morningstar ESG Moat ETF	Non-Diversified
Morningstar Global Wide Moat ETF*	Diversified
Morningstar International Moat ETF*	Diversified
Morningstar Wide Moat ETF*	Diversified
Pharmaceutical ETF	Non-Diversified
Retail ETF	Non-Diversified
Semiconductor ETF	Non-Diversified
Social Sentiment ETF	Non-Diversified
Video Gaming and eSports ETF	Non-Diversified
Bitcoin Strategy/Commodity Strategy/Natural Resources ETFs
Agribusiness ETF	Non-Diversified
Bitcoin Strategy ETF	Non-Diversified
Commodity Strategy ETF	Non-Diversified
Gold Miners ETF	Non-Diversified
Green Metals ETF	Non-Diversified
Future of Food ETF	Non-Diversified
Junior Gold Miners ETF	Non-Diversified
Low Carbon Energy ETF	Non-Diversified
Natural Resources ETF	Diversified
Oil Refiners ETF	Non-Diversified
Oil Services ETF	Non-Diversified
Rare Earth/Strategic Metals ETF	Non-Diversified
Steel ETF	Non-Diversified
Uranium+Nuclear Energy ETF	Non-Diversified
Country/Regional ETFs
Africa Index ETF	Diversified
Brazil Small-Cap ETF	Diversified
ChiNext ETF*	Diversified
China Growth Leaders ETF*	Diversified
Digital India ETF	Non-Diversified
Egypt Index ETF	Non-Diversified
India Growth Leaders ETF*	Diversified
Indonesia Index ETF	Non-Diversified
Israel ETF	Non-Diversified
Russia ETF	Non-Diversified
Russia Small-Cap ETF	Non-Diversified
Vietnam ETF	Non-Diversified
*Each of VanEck CEF Muni Income ETF, VanEck China Growth Leaders ETF, VanEck ChiNext ETF, VanEck Fallen Angel High Yield Bond ETF, VanEck India Growth Leaders ETF, VanEck Long/Flat Trend ETF, VanEck Morningstar Durable Dividend ETF, VanEck Morningstar Global Wide Moat ETF, VanEck Morningstar International Moat ETF and VanEck Morningstar Wide Moat ETF intends to be diversified in approximately the same proportion as its underlying index is diversified. Each of VanEck CEF Muni Income ETF, VanEck China Growth Leaders ETF, VanEck ChiNext ETF, VanEck Fallen Angel High Yield Bond ETF, VanEck India Growth Leaders ETF, VanEck Long/Flat Trend ETF, VanEck Morningstar Durable Dividend ETF, VanEck Morningstar Global Wide Moat ETF, VanEck Morningstar International Moat ETF and VanEck Morningstar Wide Moat ETF may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its underlying index.
The Funds offer and issue Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). Similarly, Shares are redeemable by the Funds only in Creation Units, as further described in the chart below. The Shares of the Funds are listed on either NYSE Arca, Inc. (“NYSE Arca”), The NASDAQ Stock Market LLC (“NASDAQ”) or the Cboe BZX Exchange, Inc. (“Cboe”) as set forth on the cover page of this SAI, and Shares of each Fund trade in the secondary market at market prices that may differ from the Shares’ NAV. NYSE Arca, NASDAQ and Cboe are each referred to as an “Exchange” and collectively, the “Exchanges.” The Trust reserves the right to permit or require a “cash” option for creations and redemptions of Shares (subject to applicable legal requirements) to the extent Shares are not created or redeemed wholly in cash.

Creation and Redemption Features
    The chart below sets forth certain relevant information regarding the creation and redemption features pertaining to each Fund.

Fund Name	In Kind	In Cash	Partially In Cash/Partially In Kind	Primarily in Cash/Partially In Kind	Primarily In Kind/Partially in Cash	Standard Transaction Fee*

Municipal ETFs
CEF Muni Income ETF	X					$250
High Yield Muni ETF	X					$250
HIP Sustainable Muni ETF	X					$250
Intermediate Muni ETF	X					$250
Long Muni ETF	X					$250
Muni Allocation ETF	X					$250
Short High Yield Muni ETF	X					$250
Short Muni ETF	X					$250
CLO/Equity/Fixed Income ETFs
BDC Income ETF	X					$250
China Bond ETF		X				$100
CLO ETF				X		$250
Dynamic High Income ETF	X					$100
Emerging Markets High Yield Bond ETF	X					$800
Fallen Angel High Yield Bond ETF	X					$450
Green Bond ETF	X					$500
International High Yield Bond ETF	X					$800
IG Floating Rate ETF	X					$200
J.P. Morgan EM Local Currency Bond ETF					X	$1,000
Moody's Analytics BBB Corporate Bond ETF	X					$250
Moody's Analytics IG Corporate Bond ETF	X					$250
Morningstar Durable Dividend ETF	X					$250
Mortgage REIT Income ETF	X					$250
Preferred Securities ex Financials ETF	X					$250
Energy Income/Thematic/Strategic Equity/Guided Allocation ETFs
Biotech ETF	X					$250
Digital Assets Mining ETF	X					$250
Digital Transformation ETF	X					$400
Energy Income ETF	X					$250
Environmental Services ETF	X					$250
Gaming ETF					X	$500
Inflation Allocation ETF					X	$250
Long/Flat Trend ETF	X					$250
Morningstar ESG Moat ETF	X					$250

Fund Name	In Kind	In Cash	Partially In Cash/Partially In Kind	Primarily in Cash/Partially In Kind	Primarily In Kind/Partially in Cash	Standard Transaction Fee*
Morningstar Global Wide Moat ETF					X	$500
Morningstar International Moat ETF					X	$750
Morningstar Wide Moat ETF	X					$250
Pharmaceutical ETF	X					$250
Retail ETF	X					$250
Semiconductor ETF	X					$300
Social Sentiment ETF	X					$250
Video Gaming and eSports ETF					X	$500
Bitcoin Strategy/Commodity Strategy/Natural Resources ETFs
Agribusiness ETF					X	$500
Bitcoin Strategy ETF		X				$100
Commodity Strategy ETF		X				$100
Gold Miners ETF	X					$500
Green Metals ETF					X	$400
Future of Food ETF	X					$500
Junior Gold Miners ETF	X					$750
Low Carbon Energy ETF					X	$500
Natural Resources ETF					X	$1,000
Oil Refiners ETF					X	$500
Oil Services ETF	X					$300
Rare Earth/Strategic Metals ETF					X	$500
Steel ETF	X					$250
Uranium+Nuclear Energy ETF					X	$500
Country/Regional ETFs
Africa Index ETF					X	$750
Brazil Small-Cap ETF				X		$500
ChiNext ETF		X				$250
China Growth Leaders ETF				X		$250
Digital India ETF				X		$250
Egypt Index ETF				X		$1,000
India Growth Leaders ETF				X		$250
Indonesia Index ETF	X					$750
Israel ETF	X					$800
Russia ETF	X					$500
Russia Small-Cap ETF	X					$750
Vietnam ETF				X		$250
*Standard (fixed) Transaction Fee is payable to the Custodian (as defined herein); however, the Custodian may increase the standard (fixed) transaction fee for administration and settlement of non-standard orders requiring additional administrative processing by the Custodian. The Trust may also impose variable fees in connection with certain creation and redemption transactions. See the “Creation and Redemption of Creation Units” section below for additional information.

INVESTMENT POLICIES AND RESTRICTIONS
General
Each of VanEck Long/Flat Trend ETF (to the extent the Fund is holding shares of one or more exchange-traded funds (“ETFs”) rather than investing directly in the shares of the companies comprising the S&P 500 Index), VanEck CEF Muni Income ETF, VanEck Inflation Allocation ETF and VanEck Muni Allocation ETF is a “fund of funds.” Each of VanEck CEF Muni Income ETF, VanEck Inflation Allocation ETF, VanEck Long/Flat Trend ETF and VanEck Muni Allocation ETF invests all or a portion of its assets in other funds it invests in (the “Underlying Funds”). The performance of VanEck CEF Muni Income ETF is dependent on the performance of the Underlying Funds. VanEck CEF Muni Income ETF will be subject to the risks of the Underlying Funds’ investments. Because the investment characteristics of VanEck CEF Muni Income ETF will correspond directly to those of the Underlying Funds, the following applies to both VanEck CEF Muni Income ETF and the Underlying Funds, as applicable, and except where otherwise indicated, this SAI uses the term “Fund,” when referring to VanEck CEF Muni Income ETF to mean VanEck CEF Muni Income ETF and the Underlying Funds, as applicable. Each of VanEck Muni Allocation ETF and VanEck Inflation Allocation ETF invests all or a portion of its assets in exchange traded products that are registered under the federal securities laws (“Exchange Traded Products”), including ETFs and exchange-traded notes (“ETNs”). The performance of each of VanEck Muni Allocation ETF and VanEck Inflation Allocation ETF is dependent on the performance of the Exchange Traded Products. Each of VanEck Muni Allocation ETF and VanEck Inflation Allocation ETF will be subject to the risks of the Exchange Traded Products’ investments. The performance of VanEck Long/Flat Trend ETF (to the extent the Fund is holding shares of one or more ETFs rather than investing directly in the shares of the companies comprising the S&P 500 Index) is dependent on the performance of the ETFs it invests in. VanEck Long/Flat Trend ETF will be subject to the risks of the ETFs' investments.
VanEck CEF Muni Income ETF, VanEck China Bond ETF, VanEck Emerging Markets High Yield Bond ETF, VanEck Fallen Angel High Yield Bond ETF, VanEck Green Bond ETF, VanEck High Yield Muni ETF, VanEck Intermediate Muni ETF, VanEck International High Yield Bond ETF, VanEck IG Floating Rate ETF, VanEck J.P. Morgan EM Local Currency Bond ETF, VanEck Long Muni ETF, VanEck Moody's Analytics BBB Corporate Bond ETF, VanEck Moody's Analytics IG Corporate Bond ETF, VanEck Muni Allocation ETF, VanEck Short High Yield Muni ETF and VanEck Short Muni ETF are each defined as a “Fixed Income Fund” and collectively as the “Fixed Income Funds.”
VanEck India Growth Leaders ETF seeks to achieve its investment objective by investing substantially all of its assets in a wholly-owned subsidiary in Mauritius, MV SCIF Mauritius, a private company limited by shares incorporated in Mauritius (the “Mauritius Subsidiary”), that has the same investment objective as VanEck India Growth Leaders ETF. Because the investment characteristics of VanEck India Growth Leaders ETF will correspond directly to those of the Mauritius Subsidiary (which is managed by and its decisions are taken by its independent Board of Directors), the following applies to both VanEck India Growth Leaders ETF and the Mauritius Subsidiary, as applicable, and except where otherwise indicated, this SAI uses the term “Fund” when referring to VanEck India Growth Leaders ETF to mean VanEck India Growth Leaders ETF and/or the Mauritius Subsidiary, as applicable.
VanEck Bitcoin Strategy ETF pursues its investment strategy primarily by investing in standardized, cash-settled bitcoin futures contracts (“Bitcoin Futures”) traded on commodity exchanges registered with the Commodity Futures Trading Commission (“CFTC”). Currently, the only commodity exchange registered with the CFTC on which Bitcoin Futures are traded is the Chicago Mercantile Exchange (the “CME”). The Fund seeks to invest in Bitcoin Futures so that the total value of the bitcoin to which the Fund has economic exposure is approximately 100% of the total assets of the Fund (the “Target Exposure”). In addition, the Fund expects to have significant holdings of U.S. Treasuries, other U.S. government obligations, money market funds and funds that invest in short-term bonds, cash and cash-like equivalents (e.g., high quality commercial paper and similar instruments that are rated investment grade or, if unrated, of comparable quality, as the Adviser determines), mortgage-backed securities issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises of the U.S. government (whether or not the securities are U.S. government securities), municipal debt securities, Treasury inflation-protected securities, sovereign debt obligations of non-U.S. countries, and repurchase agreements. If the Fund is unable to achieve the Target Exposure because it is approaching or has exceeded position limits or because of liquidity or other constraints, the Fund may invest in equity securities of “bitcoin-related companies.” For these purposes, bitcoin-related companies are companies listed on a U.S. stock exchange that the Adviser believes provide returns that generally correspond, or are closely related, to the performance of bitcoin or Bitcoin Futures. For example, the Fund may invest in U.S. listed companies engaged in digital asset mining or offering digital asset trading platforms. The Fund currently only intends to invest in the securities and instruments discussed above. Any discussion in this SAI regarding any other type of investment not included in this paragraph does not apply to the Fund.
VanEck CLO ETF seeks to achieve its investment objective by investing, under normal circumstances, primarily in investment grade-rated debt tranches of collateralized loan obligations (“CLOs”) of any maturity. Investment grade CLOs are rated inclusive and above BBB- by S&P Global Ratings or Baa3 Moody’s Investors Service, Inc. (or equivalent rating issued by a nationally recognized statistical rating organization (“NRSRO”)), or if unrated, determined to be of comparable credit quality by the Adviser (as defined below) and/or PineBridge Investments, LLC, the Fund’s sub-adviser (the “CLO Sub-Adviser”).
VanEck Commodity Strategy ETF seeks to achieve its investment objective by investing, under normal circumstances, in exchange-traded commodity futures contracts, exchange-traded and over-the-counter (“OTC”) commodity-linked instruments, and pooled investment vehicles, including exchange-traded products that provide exposure to commodities (“Commodities Instruments”) and cash and certain fixed income investments.

VanEck Dynamic High Income ETF is an actively managed ETF that seeks to achieve its investment objective by investing, under normal circumstances, primarily in VanEck ETFs that are registered under the applicable federal securities laws and that invest in publicly traded securities that generate income, as well as in unaffiliated exchange-traded products, which could include ETFs and closed-end funds that invest in income generating asset classes. The performance of the Fund is dependent on the performance of, and the Fund will be subject to the risks of, such other funds that the Fund invests in.

Municipal Securities
Certain Funds may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal securities share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities that each Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor). In addition, certain Funds may invest in lease obligations. Lease obligations may take the form of a lease or an installment purchase contract issued by public authorities to acquire a wide variety of equipment and facilities. The securities of state and municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made, including property tax collections, sales tax revenue, income tax revenue and local, state and federal government funding, or the assets collateralizing such obligations. Municipal securities and their issuers may be more susceptible to downgrade, default, and bankruptcy as a result of recent periods of economic stress. During and following the economic downturn beginning in 2008, several municipalities have filed for bankruptcy protection or have indicated that they may seek bankruptcy protection in the future. In addition, many states and municipalities have been adversely impacted by the ongoing COVID-19 pandemic as a result of declines in revenues and increased expenditures required to manage and mitigate the outbreak. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

Repurchase Agreements
The Funds may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from their excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed-upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument.
In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement and are held by the Trust’s custodian bank until repurchased. In addition, the Trust’s Board of Trustees (“Board” or “Trustees”) has established guidelines and standards for review of the creditworthiness of any bank, broker or dealer counterparty to a repurchase agreement with each Fund. No more than an aggregate of 15% of each Fund’s net assets will be invested in repurchase agreements having maturities longer than seven days.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Funds may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral not within the control of a Fund and, therefore, the Fund may incur delays in disposing of the security and/or may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Reverse Repurchase Agreements
The Funds may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. The use by a Fund of reverse repurchase agreements involves the risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities a Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.
If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, a Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies (the “derivatives rule”). Under the derivatives rule, when a fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., bank borrowings, if applicable) when calculating a fund’s asset coverage ratio or treat all such transactions as derivatives transactions. See “SEC Regulatory Matters” below.

Futures Contracts and Options
Futures contracts generally provide for the future purchase or sale of a specified instrument, index or commodity at a specified future time and at a specified price. Stock or bond index futures contracts and other types of futures contracts are settled daily with a payment by the Fund (or exchange) to an exchange (or Fund) of a cash amount based on the difference between the level of the stock or bond index or underlying instrument specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges. The Funds may use futures contracts and options on futures contracts which (i) in the case of all Funds other than VanEck Bitcoin Strategy ETF, VanEck CLO ETF, VanEck Commodity Strategy ETF, VanEck Dynamic High Income ETF, VanEck Future of Food ETF, VanEck HIP Sustainable Muni ETF, VanEck Inflation Allocation ETF and VanEck Muni Allocation ETF, Van Eck Associates Corporation (“VEAC” or the “Adviser” with respect to all Funds other than VanEck Bitcoin Strategy ETF, VanEck Commodity Strategy ETF and VanEck Inflation Allocation ETF) believes to be representative of each Fund’s respective benchmark index (each, an “Index”), (ii) in the case of VanEck CLO ETF, VanEck Dynamic High Income ETF, VanEck Future of Food ETF, VanEck HIP Sustainable Muni ETF and VanEck Muni Allocation ETF, VEAC believes to be appropriate and (iii) in the case of VanEck Bitcoin Strategy ETF, VanEck Commodity Strategy ETF and VanEck Inflation Allocation ETF, Van Eck Absolute Return Advisers Corporation (“VEARA” or the “Adviser” with respect to VanEck Bitcoin Strategy ETF, VanEck Commodity Strategy ETF and VanEck Inflation Allocation ETF and, together with VEAC, the “Advisers”) believes to be appropriate based on other indices or combinations of indices.
An option is a contract that provides the holder of the option the right to buy or sell shares or other assets at a fixed price, within a specified period of time. An American call option gives the option holder the right to buy the underlying security from the option writer at the option exercise price at any time prior to the expiration of the option. A European call option gives the option holder the right to buy the underlying security from the option writer only on the option expiration date. An American put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price at any time prior to the expiration of the option. A European put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price only on the option expiration date.

Although futures contracts (other than cash settled futures contracts, including most stock or bond index futures contracts) by their terms call for actual delivery or acceptance of the underlying instrument or commodity, in most cases the contracts are closed out before the maturity date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying the same contract which was previously sold or selling the same contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.
Futures traders are required to make a margin deposit (typically in cash or government securities) with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying instrument or commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements that are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits that may vary.
After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required.
Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits in the form of cash.
The Funds may use futures contracts and options thereon, together with positions in cash and money market instruments, to simulate full investment in each Fund’s respective Index. Under such circumstances, the Adviser and/or China Asset Management (Hong Kong) Limited (the “China Sub-Adviser”, “and together with the CLO Sub-Adviser, the “Sub-Advisers”) as applicable (as defined below) (with respect to VanEck China Bond ETF, VanEck China Growth Leaders ETF and VanEck ChiNext ETF (together, the “China Funds”)) may seek to utilize other instruments that it believes to be correlated to each Fund’s respective Index components or a subset of the components. Liquid futures contracts may not be currently available for the Index of each Fund.
Positions in futures contracts and options may be closed out only on an exchange that provides a secondary market therefor. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, the Funds would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Funds may be required to make delivery of the instruments underlying futures contracts they have sold.
The Funds may seek to minimize the risk that they will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit.

Utilization of futures transactions by certain Funds involves the risk of imperfect or even negative correlation to each Fund’s respective Index if the index underlying the futures contracts differs from the Index. There is also the risk of loss by the Funds of margin deposits in the event of the bankruptcy or other similar insolvency with respect to a broker with whom a Fund has an open position in the futures contract or option.
Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.
Except as otherwise specified in the Funds’ Prospectuses or this SAI, there are no limitations on the extent to which the Funds may engage in transactions involving futures and options thereon. With respect to certain Funds, under applicable

Indian securities regulations, there are position limits on foreign portfolio investor (“FPI”) investments in index futures and index futures contracts on a particular underlying index under the Foreign Portfolio Investors Regulations, 2019 (“FPI Regulations”) of the Securities and Exchange Board of India (“SEBI”). The Funds also are required to comply with the derivatives rule when they engage in transactions involving futures and options thereon. See "SEC Regulatory Matters" below.

Swaps
OTC swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset, usually an interest rate. Although OTC swap agreements entail the risk that a party will default on its payment obligations thereunder, each Fund seeks to reduce this risk generally by receiving (or paying) collateral daily and entering into agreements that involve payments no less frequently than quarterly. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.
In addition, certain Funds may enter into interest rate swaps and credit default swaps. Interest rate swaps are typically exchange-traded contracts in which a party agrees to make periodic payments on certain referenced interest rates (e.g., a fixed rate or a floating rate) applied to a specified notional amount. A credit default swap on a security is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. Credit default swaps referencing fixed income indices are generally traded on exchanges. Certain Funds may enter into credit default swap agreements either as a buyer or a seller. A Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in one or more of its individual holdings or in a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. A Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments. As the protection seller in a credit default swap, a Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.
The use of such swap agreements involves certain risks. For example, if the counterparty under an OTC swap agreement defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, the Funds may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delays.
The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments require the clearing and exchange-trading of certain standardized OTC derivative instruments that the CFTC and the SEC defined as “swaps” and “security-based swaps,” respectively. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing and exchange trading. In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a swap dealer, bank or other financial institution. A Fund enters into cleared swaps through an executing broker. Such transactions are then submitted for clearing and, if cleared, will be held at regulated futures commission merchants (“FCMs”) that are members of the clearinghouse that serves as the central counterparty. When a Fund enters into a cleared swap, it must deliver to the central counterparty (via an FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by a Fund or may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference asset subject to the swap agreement. At the conclusion of the term of the swap agreement, if a Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If a Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.
Central clearing is designed to reduce counterparty credit risk compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers or central counterparty’s clearing members. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Certain swaps have begun trading on exchanges called swap execution facilities. Exchange-trading is expected to, but may not necessarily, increase the liquidity of swaps trading.
In addition, with respect to cleared swaps, a Fund may not be able to obtain as favorable terms as it would be able to negotiate for an uncleared swap. In addition, an FCM may unilaterally impose position limits or additional margin requirements for certain types of swaps in which a Fund may invest. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Margin requirements for cleared swaps vary on a number of factors, and the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap. However, regulators recently adopted rules imposing certain margin requirements, including minimums and required daily margin transfers on uncleared swaps.
The Funds are also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the central counterparty would void the trade. Before a Fund can enter into a new trade, market conditions may become less favorable to the Fund.
The Adviser will continue to monitor developments regarding trading and execution of cleared swaps on exchanges, particularly to the extent regulatory changes affect a Fund’s ability to enter into swap agreements and the costs and risks associated with such investments.
SEBI has prohibited FPIs (in their capacity as issuers of offshore derivative instruments (“ODIs”)) from issuing ODIs that have derivatives as their underlying instruments, unless such exposure is for hedging purposes. ODIs are defined under the FPI Regulations as any instrument issued overseas by an FPI against securities held by it that are listed or proposed to be listed on any recognized stock exchange in India or unlisted debt securities or securitized debt instruments as its underlying instrument.

SEC Regulatory Matters
Subject to certain exceptions, the derivatives rule requires a Fund to trade derivatives and other transactions that create future payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit and certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless a fund satisfies a “limited derivatives users” exception that is included in the derivatives rule. Under the derivatives rule, when a fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., bank borrowings, if applicable) when calculating a Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a fund satisfies the limited derivatives users exception, but for funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. In addition, under the derivatives rule, a Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security under the 1940 Act, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the derivatives rule. Furthermore, under the derivatives rule, a Fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. The Advisers cannot predict the effects of these regulations on the Funds. The Advisers intend to monitor developments and seek to manage each Fund in a manner consistent with achieving the Fund’s investment objective.
In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in another investment company. These changes include, among other things, amendments to Rule 12d1-1, the rescission of Rule 12d1-2, the adoption of Rule 12d1-4, and the rescission of certain exemptive relief issued by the SEC permitting such investments in excess of statutory limits. Compliance with these new requirements commenced in January 2022.

Warrants and Subscription Rights
Warrants are equity securities in the form of options issued by a corporation which give the holder the right, but not the obligation, to purchase stock, usually at a price that is higher than the market price at the time the warrant is issued. A purchaser takes the risk that the warrant may expire worthless because the market price of the common stock fails to rise above the price set by the warrant.

Currency Forwards
A currency forward transaction is a contract to buy or sell a specified quantity of currency at a specified date in the future at a specified price which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Currency forward contracts may be used to increase or reduce exposure to currency price movements.
The use of currency forward transactions involves certain risks. For example, if the counterparty under the contract defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, a Fund may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delays.
In early 2018, SEBI and the Reserve Bank of India (the “RBI”) introduced new regulation that permits FPIs to take long or short positions without having to establish underlying exposure up to a single limit of $100 million or its equivalent, across all currency pairs involving Indian rupees combined across all stock exchanges in India. FPIs are required to ensure that their short positions on all stock exchanges across all contracts in foreign currency-Indian rupee (“FCY-INR”) pairs do not exceed $100 million. In the event an FPI breaches the short position limit, a stock exchange shall restrict the FPI from increasing its existing short positions or creating new short positions in the currency pair until such time the FPI is in compliance with the existing requirements. To take long positions in excess of $100 million in all contracts in FCY-INR pairs, FPIs are required to have an underlying exposure in Indian debt or equity securities, including units of equity or debt funds.
The Funds also are required to comply with the derivatives rule when they engage in currency forward transactions that create future Fund payment or delivery obligations. See "SEC Regulatory Matters" below.

Convertible Securities
A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Initial Public Offerings
A Fund may invest in initial public offerings (“IPOs”) of common stock or other primary or secondary syndicated offerings of equity or debt securities issued by a corporate issuer. A purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities already traded on exchanges or markets. IPO securities are subject to market risk and liquidity risk. The market value of recently issued IPO securities may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the issuer, and other factors. A Fund may hold IPO securities for a period of time, or may sell them soon after the purchase. Investments in IPOs could have a magnified impact – either positive or negative – on a Fund’s performance while a Fund’s assets are relatively small. The impact of an IPO on a Fund’s performance may tend to diminish as a Fund’s assets grow. In circumstances when investments in IPOs make a significant contribution to the Fund’s performance, there can be no assurance that similar contributions from IPOs will continue in the future.

Special Purpose Acquisition Companies
A Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities. A SPAC is typically a publicly traded company that raises investment capital via an IPO for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. A Fund may acquire an interest in a SPAC in an IPO or a secondary market transaction.
Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may negatively affect a Fund’s performance. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which a Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.
Other risks of investing in SPACs include that a significant portion of the monies raised by the SPAC may be expended during the search for a target transaction; an attractive transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may dissolve and be required to return any remaining monies to shareholders, causing a Fund to incur the opportunity cost of missed investment opportunities a Fund otherwise could have benefited from; a transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by a Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC. In addition, a SPAC target company may have limited operating experience, a smaller size, limited product lines, markets, distribution channels and financial and managerial resources. Investing in the securities of smaller companies involves greater risk, and portfolio price volatility.

Market Risk
    A Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The prices of the securities in a Fund are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. Market risk arises mainly from uncertainty about future values of financial instruments and may be influenced by price, currency and interest rate movements. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. As global systems, economies and financial markets are increasingly interconnected, events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. During a general market downturn, multiple asset classes may be negatively affected.  Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.
Economies and financial markets throughout the world have experienced periods of increased volatility, uncertainty and distress as a result of conditions associated with the COVID-19 pandemic. To the extent these conditions continue, the risks associated with an investment in the Fund, including those described below, could be heightened and the Fund’s investments (and thus a shareholder’s investment in the Fund) may be particularly susceptible to sudden and substantial losses, reduced yield or income or other adverse developments.

Floating Rate LIBOR Risk
Certain financial instruments in which a Fund invests may pay interest based on, or otherwise have payments tied to, the London Inter-bank Offered Rate ("LIBOR"), Euro Interbank Offered Rate and other similar types of reference rates (each, a "Reference Rate"). Due to the uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, the potential effect of a transition away from LIBOR on a Fund or the financial instruments in which a Fund invests cannot yet be fully determined.
On July 27, 2017, the Chief Executive of the U.K. Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. In March 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration Limited (“IBA”) announced that all Sterling, Japanese Yen, Swiss Franc and Euro and certain U.S. dollar LIBOR settings will no longer be published after the end of 2021 and the remaining (being the majority of the) U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Until at least June 30, 2023, a Fund may continue to invest in instruments that reference or otherwise use such Reference Rates due to favorable liquidity or pricing. It is possible that the FCA, using new statutory powers to be granted to it, will compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis. These announcements and any additional regulatory or market changes may have an adverse impact on a Fund or its investments.
Public and private sector industry initiatives, regulators and market participants have worked and will continue working on identifying successor Reference Rates (“Alternative Reference Rates”). The Federal Reserve Bank of New York began publishing the Secured Overnight Financing Rate ("SOFR") in 2018, and it has been used increasingly on a voluntary basis in new instruments and transactions. SOFR is likely to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). At times, SOFR has proven to be more volatile than the 3-month USD LIBOR. Working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (“SONIA”) in England. In many cases, in the event that an instrument falls back to a so-called risk free Alternative Reference Rate, including the SOFR, the risk free Alternative Reference Rate will not perform the same as LIBOR because the risk free Alternative Reference Rate does not include a credit sensitive component in the calculation of the rate. SOFR, for example, generally reflects the performance of the market for overnight repurchase transactions secured by U.S. treasury securities and not the performance of inter-bank lending markets. In the event of a credit crisis, floating rate instruments using certain risk free Alternative Reference Rates could therefore perform differently than those instruments using a rate indexed to the inter-bank lending market. There is no assurance that the composition or characteristics of any such Alternative Reference Rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain Fund investments and result in costs incurred in connection with closing out positions and entering into new trades.
Additionally, it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to a Fund. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of Alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by a Fund or on its overall financial condition or results of operations.
The transition process might lead to increased volatility and illiquidity in markets that currently rely on Reference Rates to determine interest rates. It could also lead to a reduction in the value of some Reference Rate-based investments held by a Fund and reduce the effectiveness of new hedges placed against existing Reference Rate-based instruments. While market participants are endeavoring to minimize the economic impact of the transition from Reference Rates to Alternative Reference Rates, the transition away from LIBOR and certain other Reference Rates could, among other negative consequences:

■ Adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any Reference Rate-linked securities, loans and derivatives in which a Fund may invest;

■ Require extensive negotiations of and/or amendments to agreements and other documentation governing Reference Rate-linked investments products;

■ Lead to disputes, litigation or other actions with counterparties or portfolio companies regarding the interpretation and enforceability of “fallback” provisions that provide for an Alternative Reference Rate in the event of Reference Rate unavailability; or

■ Cause a Fund to incur additional costs in relation to any of the above factors.

The risks associated with the above factors, including decreased liquidity, are heightened with respect to investments in Reference Rate-based products that do not include a fallback provision that addresses how interest rates will be determined if LIBOR and certain other Reference Rates stop being published. Even with some Reference Rate-based instruments with fallback provisions or that may contemplate a scenario where Reference Rates are no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain Reference Rate-related instruments or financing transactions, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies (e.g., not adequately compensating the instrument holder for the different characteristics of an Alternative Reference Rate), resulting in prolonged adverse market conditions for a Fund and a value transfer from one party to the instrument to the counterparty. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. In addition, when a Reference Rate is discontinued, the Alternative Reference Rate may be lower than market expectations, which could have an adverse impact on the value of preferred and debt securities with floating or fixed-to-floating rate coupons. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or counterparties or otherwise may adversely affect a Fund’s performance or NAV.
Federal laws and laws in some states, such as New York, may affect the transition of LIBOR-based instruments as well by permitting trustees and calculation agents to transition instruments with no LIBOR transition language to a risk free Alternative Reference Rate selected by relevant regulators or committees designated by those regulators. The New York law includes safe harbors shielding such trustees and calculation agents from liability, including in the event that a Fund suffers losses as a result of the transition of an instrument from LIBOR to the applicable designated risk free Alternative Reference Rate. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This federal law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions. It is anticipated that regulations will be adopted to implement the law. No assurances can be given as to which investments of a Fund would be subject to any existing, pending or future law related to the LIBOR transition.
Alteration of the terms of a debt instrument or a modification of the terms of other types of contracts to replace LIBOR or another interbank offered rate (“IBOR”) with a new reference rate could result in a taxable exchange and the realization of income and gain/loss for U.S. federal income tax purposes. The Internal Revenue Service ("IRS") has issued final regulations regarding the tax consequences of the transition from IBOR to a new reference rate in debt instruments and non-debt contracts. Under the final regulations, alteration or modification of the terms of a debt instrument to replace an operative rate that uses a discontinued IBOR with a qualified rate (as defined in the final regulations) including true up payments equalizing the fair market value of contracts before and after such IBOR transition, to add a qualified rate as a fallback rate to a contract whose operative rate uses a discontinued IBOR or to replace a fallback rate that uses a discontinued IBOR with a qualified rate would not be taxable. The IRS may provide additional guidance, with potential retroactive effect.

Structured Notes
A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Depending on the factor(s) used and the use of multipliers or deflators, changes in interest rates and movement of such factor(s) may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note.

Participation Notes
Participation notes (“P-Notes”) are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes can have the characteristics or take the form of various instruments, including, but not limited to, certificates or warrants. The holder of a P-Note that is linked to a particular underlying security may, among other things, be entitled to receive any dividends paid in connection with the underlying security. However, the holder of a P-Note generally does not receive voting rights as it would if it directly owned the underlying security. P-Notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, which therefore subject the subscriber to counterparty risk, as discussed below. Investments in P-Notes involve certain risks in addition to those associated with a direct investment in the underlying foreign securities or foreign securities markets whose return they seek to replicate. For instance, there can be no assurance that the trading price of a P-Note will equal the value of the underlying foreign security or foreign securities market that it seeks to replicate. As the purchaser of a P-Note, a Fund is relying on the creditworthiness of the counterparty issuing the P-Note and has no rights under a P-Note against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent, a Fund would lose its investment. The risk that a Fund may lose its investments due to the insolvency of a single counterparty may be amplified to the extent the Fund purchases P-Notes issued by one issuer or a small number of issuers. P-Notes also include transaction costs in addition to those applicable to a direct investment in securities. In addition, a Fund’s use of P-Notes may cause the Fund’s performance to deviate from the performance of the portion of the Index to which the Fund is gaining exposure through subscription to P-Notes.
Due to liquidity and transfer restrictions, the secondary markets on which P-Notes are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for securities in a Fund’s portfolio and may cause the value of the P-Notes to decline. The ability of a Fund to value its securities becomes more difficult and the Adviser’s and/or Sub-Advisers’ judgment in the application of fair value procedures may play a greater role in the valuation of a Fund’s securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult for a Fund to accurately assign a daily value to such securities.
P-Notes in India eligible for subscription by certain Funds must be issued by banks or broker-dealers that are registered with the SEBI as a Category I FPI as defined under the SEBI FPI Regulations to issue offshore derivative instruments (“ODIs”). The FPI Regulations were introduced on September 23, 2019, replacing the SEBI (Foreign Portfolio Investors) Regulations, 2014 (“Previous FPI Regulations”). Under the FPI Regulations, all ODIs which were issued under the Previous FPI Regulations are now deemed to be issued under the corresponding provisions of the FPI Regulations.
    Under the FPI Regulations, subject to certain other conditions being met, ODIs, including P-Notes, against securities held by the issuer in India as the underlying issuer, can be issued only to persons who satisfy the conditions of eligibility for registration as Category I FPIs under the FPI Regulations, subject to compliance with the specified ‘know-your-client’ (“KYC”) norms and such other conditions as may be specified by SEBI from time to time. Under the FPI Regulations, FPIs can transfer ODIs issued by or on its behalf upon fulfillment of certain conditions, which provide that such ODIs can be transferred to persons who fulfill sub-regulation 1 of Regulation 21 of the FPI Regulations (as summarized above for eligibility to be a subscriber) and prior consent of such FPI is obtained for such transfer, except when the persons to whom ODIs are to be transferred are pre-approved by the FPI. Further, as per the FPI Regulations, such issuer FPIs shall collect a regulatory fee, as specified in Part C of the Second Schedule of the FPI Regulations, from every subscriber of the ODI issued by it and deposit the same with SEBI. FPIs must fully disclose to SEBI any information concerning the terms of and parties to ODIs entered into by such FPI relating to any securities listed or proposed to be listed on any stock exchange in India as and when and in such form as SEBI may specify.
As per the SEBI (Regulatory Sandbox) (Amendment) Regulations, 2020, SEBI may exempt any person or class of persons from the operation of all or any of the provisions of the FPI Regulations for a period as may be specified but not exceeding 12 (twelve) months, for furthering innovation in technological aspects relating to testing new products, processes, services, business models, etc. in live environment of regulatory sandbox in the securities markets. Such exemptions shall be subject to the applicant satisfying such conditions as may be specified by SEBI including conditions to be complied with on a continuous basis. For the purposes of the foregoing, “regulatory sandbox” shall mean a live testing environment where new products, processes, services, business models, etc. may be deployed on a limited set of eligible customers for a specified period of time, for furthering innovation in the securities market, subject to such conditions as may be specified by SEBI.
    SEBI also issued its Operating Guidelines for FPIs, designated depository participants (“DDPs”) and eligible foreign investors in November 2019 (the “Operating Guidelines”). As per the Operating Guidelines, in determining whether a derivative instrument issued is an ODI or not, the threshold for trades with non-proprietary indices as the underlying index shall be taken as 20% (i.e. those trades for which the materiality of Indian underlying index is less than 20% of the index would not be regarded as ODIs), even if such exposure is hedged onshore in India. However, trades with custom baskets as the underlying index if hedged onshore would always be regarded as ODIs, regardless of percentage of Indian component that is hedged onshore in India.
    The Operating Guidelines prohibit synthetic short activities where ODIs are issued, which has the effect of short sales in the Indian securities.
    Further, the Operating Guidelines provide for the KYC norms to be applicable to ODI subscribers. ODI issuing FPIs are required to identify the beneficial owners of the ODI subscribers, as applicable to FPIs, even though the ODI subscribers are not required to be registered FPIs (but only eligible to be registered as Category I FPIs). The KYC review shall be completed on the basis of the risk criteria as determined by the ODI issuers: in case of high risk ODI subscribers, on an annual basis and in case of all other ODI subscribers, once every three years.
    Further, under the Operating Guidelines, SEBI has prohibited FPIs from issuing ODIs and/or P-Notes that have derivatives as their underlying instrument unless such exposure is for hedging purposes subject to a position limit of 5% of market wide position limits for single stock derivatives. The permissible position limit for stock index derivatives is the higher of 1 billion Indian Rupees or 5% of open interest. SEBI has given further details regarding the permissible positions and exceptions for ODI hedging by FPIs depending on the nature of the underlying instrument. For more information, please see “Investment Policies and Restrictions - Swaps.”
    The Operating Guidelines also require that an ODI issuing FPI, which hedges its ODI position only by investing in securities (other than derivatives) held in India, cannot undertake proprietary derivative positions through the same FPI registration. Such FPI must segregate its ODI and proprietary derivative investments through separate FPI registrations. Such separate registrations should be in the name of FPI with “ODI” as suffix under same permanent account number (“PAN”), which is the equivalent of a tax identification number in India. An ODI issuing FPI cannot co-mingle its non-

derivative proprietary investments and ODI hedge investments with its proprietary derivative investment or vice versa in the same FPI registration.

SEBI Takeover Regulations
Under the provisions of the SEBI (Substantial Acquisition of Shares and Takeovers) Regulations, 2011 (“Takeover Code”), any acquirer who acquires, together with persons acting in concert with him, 5% or more of the shares or voting rights of a listed public Indian company, is required to notify the company and the stock exchanges on which the shares of such company are listed about its holding within the prescribed time period. Furthermore, any acquirer who holds, together with persons acting in concert with him, 5% or more of shares or voting rights is required to inform the company and the stock exchange about any change in its holding by more than 2% or more of the shares or voting rights in the target company.
Upon the acquisition of 25% or more of shares or voting rights or an acquisition of control of the company, whether directly or indirectly, the acquirer is required to make an open offer to the other shareholders offering to purchase at least 26% of all the outstanding shares of the company at an offer price as determined pursuant to the provisions of the Takeover Code. Further, under the provisions of the Takeover Code, any existing shareholder of a listed public Indian company, holding 25% or more but less than 75% of the shares of the company, is entitled to acquire up to 5% voting rights of the company, in any financial year ending March 31 without making an open offer for such an acquisition.
There are certain exemptions under the Takeover Code from the open offer provisions in certain specific instances such as an inter se transfer of shares amongst the persons named as promoters in the shareholding pattern filed by the target company in terms of the listing agreement or the Takeover Code for not less than three years prior to the proposed acquisition and transfer of shares pursuant to an arrangement involving the target company as a transferor company or as a transferee company, or reconstruction of the target company, including amalgamation, merger or demerger, pursuant to an order of a court or a competent authority under any law or regulation, Indian or foreign. Certain Funds and/or their subsidiaries, as applicable, may invest through subscription of shares under the preferential issuance route or purchase shares from existing promoters or shareholders, in which case they would be required to comply with the public offer provisions of the Takeover Code if the post-acquisition holding of the Fund and/or subsidiary is in excess of the prescribed thresholds. Further, any acquisition of shares or voting rights or control of the target company by way of preferential issue in compliance with Regulation 164A of SEBI (Issue of Capital and Disclosure Requirements) Regulations, 2018 shall be exempt from the obligation to make an open offer under sub-regulation (1) of regulation 3 and regulation 4 of the Takeover Code.
Insider Trading
Pursuant to the SEBI (Prohibition of Insider Trading) Regulations, 2015 (“Insider Trading Regulations”), disclosure filing is required only for promoters, members of a promoter group, key managerial personnel and directors of a company whose securities are listed or proposed to be listed on stock exchanges. The prohibition on insider trading consists of the following key components: (i) prohibition on communicating unpublished price sensitive information (“UPSI”) by an insider; (ii) prohibition on other persons on procurement of UPSI; and (iii) prohibition on trading by an insider while in possession of UPSI. Under the Insider Trading Regulations, an ‘insider’ has been defined to mean any person who is (i) a connected person or (ii) in possession of or having access to UPSI. An outsider (i.e. a person who is not a ‘connected person’) would qualify as an ‘insider’ if such person was ‘in possession of’ or ‘having access to’ UPSI.
As per the recent amendment in the Insider Trading Regulations, the board of directors or head(s) of the organization of every person required to handle UPSI shall ensure that a structured digital database is maintained containing the nature of UPSI and the names of such persons who have shared the information and also the names of such persons with whom information is shared under this regulation along with the Permanent Account Number (“PAN”) or any other identifier authorized by law where PAN is not available. Such database shall not be outsourced and shall be maintained internally with adequate internal controls and checks such as time stamping and audit trails to ensure non-tampering of the database. The database shall be preserved for a period of not less than 8 years after completion of the relevant transactions and in the event of receipt of any information from SEBI regarding any investigation or     enforcement proceedings, the relevant information in the structured digital database shall be preserved till the completion of such proceedings.

Collateralized Loan Obligations
A CLO is a type of structured credit typically organized as a trust or other special purpose vehicle. The CLO issues debt and equity interests and uses the proceeds from this issuance to acquire a portfolio of bank loans. The underlying loans are generally senior-secured/first-priority loans; however, the CLO may also include an allowance for second-lien and/or unsecured debt. Additionally, the underlying loans may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, some of which may individually be below investment grade or the equivalent if unrated. The portfolio of underlying loans is actively managed by the CLO manager for a fixed period of time (“reinvestment period”). During the reinvestment period, the CLO manager may buy and sell individual loans to create trading gains or mitigate losses. The CLO portfolio will generally be required to adhere to certain diversification rules established by the CLO issuer to mitigate against the risk of concentrated defaults within a given industry or sector. After a specified period of time, the majority owner of equity interests in the CLO may seek to call the CLO’s outstanding debt or refinance its position. If not called or refinanced, when the reinvestment period ends, the CLO uses cash flows from the underlying loans to pay down the outstanding debt tranches and wind up the CLO’s operations.

Interests in the CLOs are divided into two or more separate debt and equity tranches, each with a different credit rating and risk/return profile based upon its priority of claim on the cashflows produced by the underlying loan pool. Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of credit risk. If there are defaults or the CLO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. The riskiest portion is the “Equity” tranche, which bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A/A to AAA/Aaa and the latter receiving ratings of B/B2 to BBB/Baa2. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it. Normally, CLOs are privately offered and sold, and thus are not registered under the securities laws. CLOs themselves, and the loan obligations underlying the CLOs, are typically subject to certain restrictions on transfer and sale, potentially making them less liquid than other types of securities. Additionally, when VanEck CLO ETF purchases a newly issued CLO directly from the issuer (rather than from the secondary market), there will be a delayed settlement period, during which time the liquidity of the CLO may be further reduced. During periods of limited liquidity and higher price volatility, VanEck CLO ETF’s ability to acquire or dispose of CLOs at a price and time VanEck CLO ETF deems advantageous may be severely impaired. CLOs are generally considered to be long-term investments and there is no guarantee that an active secondary market will exist or be maintained for any given CLO. CLOs are typically structured such that, after a specified period of time, the majority investor in the equity tranche can call (i.e., redeem) the security in full. VanEck CLO ETF may not be able to accurately predict when or which of VanEck CLO ETF’s CLO investments will be called, resulting in VanEck CLO ETF having to reinvest the proceeds in unfavorable circumstances, resulting in a decline in VanEck CLO ETF’s income. As interest rates decrease, issuers of the underlying loan obligations may refinance any floating rate loans, which will result in a reduction in the principal value of the CLO’s portfolio and require VanEck CLO ETF to reinvest cash at inopportune times. Conversely, as interest rates rise, borrowers with floating rate loans may experience difficulty in making payments, resulting and delinquencies and defaults, which will result in a reduction in cash flow to the CLO and the CLO’s investors.

Future Developments
The Funds may take advantage of opportunities in the area of options, futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use or which are not currently available, but which may be developed, to the extent such investments are considered suitable for a Fund by the Advisers or Sub-Advisers.

Investment Restrictions
The Trust and the Board of Directors of the Mauritius Subsidiary (to the extent that such restrictions are applicable to the VanEck India Growth Leaders ETF) have adopted the following investment restrictions as fundamental policies with respect to each Fund (and the Mauritius Subsidiary), unless otherwise noted. These restrictions cannot be changed with respect to a Fund (or the Mauritius Subsidiary) without the approval of the holders of a majority of such Fund’s (or Mauritius Subsidiary’s) outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Similar voting requirements apply with respect to a change in the fundamental investment policies of the Mauritius Subsidiary. If VanEck India Growth Leaders ETF, as an investor in the Mauritius Subsidiary, is requested to vote on a change in the fundamental investment policies of the Mauritius Subsidiary, the Fund will either call a meeting of its shareholders and will vote its shares in the Mauritius Subsidiary in accordance with instructions it receives from its shareholders or otherwise vote as required under the 1940 Act.
The following investment restrictions are applicable to each Fund (unless otherwise noted) except the VanEck Energy Income ETF:

1.Each Fund may not make loans, except that a Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan or participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies;
2.Each Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;
3.Each Fund may not issue senior securities except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;
4.Each of VanEck Africa Index ETF, VanEck BDC Income ETF, VanEck Brazil Small-Cap ETF, VanEck CEF Muni Income ETF, VanEck China Growth Leaders ETF, VanEck ChiNext ETF, VanEck Emerging Markets High Yield Bond ETF, VanEck Fallen Angel High Yield Bond ETF, VanEck High Yield Muni ETF, VanEck India Growth Leaders ETF, VanEck Intermediate Muni ETF, VanEck International High Yield Bond ETF, VanEck Long/Flat Trend ETF, VanEck Long Muni ETF, VanEck Morningstar Durable Dividend ETF, VanEck Morningstar Global Wide Moat ETF, VanEck Morningstar International Moat ETF, VanEck Morningstar Wide Moat ETF, VanEck Natural Resources ETF, VanEck Short High Yield Muni ETF and VanEck Short Muni ETF may not invest in a manner inconsistent with its classification as a “diversified company” as provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time;
5.VanEck Africa Index ETF, VanEck Agribusiness ETF, VanEck Brazil Small-Cap ETF, VanEck China Growth Leaders ETF, VanEck Environmental Services ETF, VanEck Gaming ETF, VanEck Gold Miners ETF, VanEck High Yield Muni ETF, VanEck Indonesia ETF, VanEck Intermediate Muni ETF, VanEck Long Muni ETF, VanEck Low Carbon Energy ETF, VanEck Natural Resources ETF, VanEck Russia ETF, VanEck Short Muni ETF, VanEck Steel ETF, VanEck Uranium+Nuclear Energy ETF and VanEck Vietnam ETF may not purchase a security (other than obligations of the U.S. Government, its agencies or instrumentalities) if, as a result, 25% or more of its total assets would be invested in a single issuer;
6.Each Fund may not purchase or sell real estate, except that a Fund may (i) invest in securities of issuers that invest in real estate or interests therein; (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities;
7.Each Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities or in connection with its investments in other investment companies;
8.Each Fund may not purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities. In addition, VanEck Gold Miners ETF may invest up to 25% of its total assets in gold and silver coins, which are legal tender in the country of issue and gold and silver bullion, and palladium and platinum group metals bullion; and
9.Each Fund (except VanEck BDC Income ETF, VanEck Biotech ETF, VanEck Bitcoin Strategy ETF, VanEck CLO ETF, VanEck Commodity Strategy ETF, VanEck Digital Assets Mining ETF, VanEck Digital India ETF, VanEck Digital Transformation ETF, VanEck Future of Food ETF, VanEck Gold Miners ETF, VanEck Green Metals ETF, VanEck HIP Sustainable Muni ETF, VanEck Low Carbon Energy ETF, VanEck Moody's Analytics BBB Corporate Bond ETF, VanEck Moody's Analytics IG Corporate Bond ETF, VanEck Morningstar ESG Moat ETF, VanEck Mortgage REIT Income ETF, VanEck Muni Allocation ETF, VanEck Oil Services ETF, VanEck Pharmaceutical ETF, VanEck Inflation Allocation ETF, VanEck Retail ETF, VanEck Semiconductor ETF and VanEck Social Sentiment ETF) may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that the Fund may invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries if the index that the Fund replicates concentrates in an industry or group of industries. Each of VanEck HIP Sustainable Muni ETF,

VanEck Inflation Allocation ETF and VanEck Muni Allocation ETF may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry. VanEck Bitcoin Strategy ETF may not concentrate (i.e., hold more than 25% of its assets in the stocks of a single industry or group of industries) its investments in issuers of one or more particular industries, except that the Fund may invest more than 25% of its total assets in investments that provide exposure to bitcoin and/or Bitcoin Futures. VanEck Gold Miners ETF may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry except that the Fund will invest 25% or more of its total assets in the gold-mining industry. VanEck Low Carbon Energy ETF may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry except that the Fund will invest 25% or more of its total assets in the alternative energy industry. Each of VanEck BDC Income ETF, VanEck Biotech ETF, VanEck Mortgage REIT Income ETF, VanEck Oil Services ETF, VanEck Pharmaceutical ETF, VanEck Retail ETF and VanEck Semiconductor ETF may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that the Fund will invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries if the index that the Fund replicates concentrates in an industry or group of industries. Each of VanEck Digital Assets Mining ETF, VanEck Digital India ETF, VanEck Digital Transformation ETF, VanEck Green Metals ETF, VanEck Moody's Analytics BBB Corporate Bond ETF, VanEck Moody's Analytics IG Corporate Bond ETF, VanEck Morningstar ESG Moat ETF and VanEck Social Sentiment ETF may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that the Fund may invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries if the index that the Fund tracks concentrates in an industry or group of industries. VanEck Future of Food ETF may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry or group of industries, except that the Fund will invest 25% or more of its total assets in the food technology, precision agriculture, and agricultural sustainability group of industries. VanEck CLO ETF and VanEck Dynamic High Income ETF may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry or group of industries. VanEck Commodity Strategy ETF may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry or group of industries, except that the Fund may invest 25% or more of its total assets in investments that provide exposure to commodities. These limits do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

In addition, each of VanEck High Yield Muni ETF, VanEck Intermediate Muni ETF, VanEck Long Muni ETF, VanEck Short High Yield Muni ETF and VanEck Short Muni ETF (collectively, the “Municipal Funds”) has adopted a fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes. Accordingly, each Municipal Fund will invest at least 80% of its assets in municipal securities. Each of VanEck CEF Muni Income ETF, VanEck HIP Sustainable Muni ETF and VanEck Muni Allocation ETF has adopted a fundamental investment policy to invest at least 80% of its total assets in investments the income from which is exempt from U.S. federal income tax (other than the Alternative Minimum Tax ("AMT")). Each of VanEck CEF Muni Income ETF, VanEck HIP Sustainable Muni ETF and VanEck Muni Allocation ETF may count securities that generate income subject to the AMT toward the 80% investment requirement.
In addition to the investment restrictions (and with respect to the Municipal Funds, VanEck CEF Muni Income ETF, VanEck HIP Sustainable Muni ETF and VanEck Muni Allocation ETF, the applicable policy) adopted as fundamental policies as set forth above, each Fund (except the VanEck Energy Income ETF) observes the following non-fundamental investment restrictions, which may be changed by the Board without a shareholder vote. Under these restrictions:
1.Each Fund will not invest in securities which are “illiquid” securities if the result is that more than 15% of the Fund’s net assets would be invested in such securities.
2.Each Fund will not make short sales of securities.

3.Each Fund (except for VanEck HIP Sustainable Muni ETF, VanEck Inflation Allocation ETF and VanEck Muni Allocation ETF) will not purchase any security on margin, except for such short-term loans as are necessary for clearance of securities transactions. The deposit or payment by a Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin. Each of VanEck HIP Sustainable Muni ETF, VanEck Inflation Allocation ETF and VanEck Muni Allocation ETF will not purchase any security on margin, except for such short-term loans as are necessary for clearance of securities transactions. The deposit or payment by each of VanEck HIP Sustainable Muni ETF, VanEck Inflation Allocation ETF and VanEck Muni Allocation ETF of initial or variation margin in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute the purchase of a security on margin.
4.Each Fund will not participate in a joint or joint-and-several basis in any trading account in securities, although transactions for the Funds and any other account under common or affiliated management may be combined or allocated between a Fund and such account.
5.VanEck BDC Income ETF, VanEck CEF Muni Income ETF, VanEck CLO ETF, VanEck Dynamic High Income ETF, VanEck Inflation Allocation ETF, VanEck Long/Flat Trend ETF and VanEck Muni Allocation ETF will not purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.
In addition to the fundamental and non-fundamental investment restrictions set forth above, each of VanEck Agribusiness ETF, VanEck Biotech ETF, VanEck Brazil Small-Cap ETF, VanEck Emerging Markets High Yield Bond ETF, VanEck Gold Miners ETF, VanEck Green Bond ETF, VanEck Indonesia Index ETF, VanEck International High Yield Bond ETF, VanEck J.P. Morgan EM Local Currency Bond ETF, VanEck Junior Gold Miners ETF, VanEck Moody's Analytics BBB Corporate Bond ETF, VanEck Moody's Analytics IG Corporate Bond ETF, VanEck Morningstar Wide Moat ETF, VanEck Natural Resources ETF, VanEck Oil Services ETF, VanEck Pharmaceutical ETF, VanEck Preferred Securities ex Financials ETF, VanEck Rare Earth/Strategic Metals ETF, VanEck Russia ETF, VanEck Steel ETF and VanEck Semiconductor ETF observes the following additional restrictions, which may be changed by the Board without a shareholder vote: under normal market conditions (i) any borrowings by the Fund will be on a temporary basis and will not exceed 10% of the Fund’s net assets; and (ii) the Fund’s investments in the securities of other pooled investment vehicles will not exceed 10% of the Fund’s net assets. For purposes of restriction (ii), real estate investment trusts are not considered to be pooled investment vehicles. In addition, each of VanEck Gold Miners ETF, VanEck India Growth Leaders ETF, VanEck Junior Gold Miners ETF, VanEck Low Carbon Energy ETF and VanEck Semiconductor ETF will invest at least 51% of its net assets in equity securities. This may be changed by the Board without a shareholder vote.
If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitation with respect to the borrowing of money described above in fundamental restriction 2 will be continuously complied with.
With respect to fundamental restriction 2, the 1940 Act permits each Fund to borrow money from banks in an amount up to one-third of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). Each Fund may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.
With respect to fundamental restriction 3, the 1940 Act prohibits each Fund from issuing senior securities, except that the Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. Each Fund may also borrow money or engage in economically similar transactions if those transactions do not constitute “senior securities” under the 1940 Act. The policy above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
With respect to fundamental restriction 4, each of VanEck CEF Muni Income ETF, VanEck China Growth Leaders ETF, VanEck ChiNext ETF, VanEck Fallen Angel High Yield Bond ETF, VanEck India Growth Leaders ETF, VanEck Long/Flat Trend ETF, VanEck Morningstar Durable Dividend ETF, VanEck Morningstar Global Wide Moat ETF, VanEck Morningstar International Moat ETF and VanEck Morningstar Wide Moat ETF intends to be diversified in approximately the same proportion as its underlying index is diversified. Each of VanEck CEF Muni Income ETF, VanEck China Growth Leaders ETF, VanEck ChiNext ETF, VanEck Fallen Angel High Yield Bond ETF, VanEck India Growth Leaders ETF, VanEck Long/Flat Trend ETF, VanEck Morningstar Durable Dividend ETF, VanEck Morningstar Global Wide Moat ETF, VanEck Morningstar International Moat ETF and VanEck Morningstar Wide Moat ETF may become non-diversified, as defined in the

1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its underlying index.
With respect to fundamental restriction 9, investment companies are not considered to be part of an industry. Additionally, the securities of state and municipal governments and their political subdivisions are not considered to be issued by members of any industry. In accordance with each of VanEck CLO ETF’s, VanEck Dynamic High Income ETF’s, VanEck Inflation Allocation ETF’s, VanEck Long/Flat Trend ETF’s and VanEck Muni Allocation ETF’s principal investment strategies as set forth in its Prospectus, each of VanEck CLO ETF, VanEck Dynamic High Income ETF, VanEck Inflation Allocation ETF, VanEck Long/Flat Trend ETF and VanEck Muni Allocation ETF may invest its assets in underlying investment companies. Although each of VanEck CLO ETF, VanEck Dynamic High Income ETF, VanEck Inflation Allocation ETF, VanEck Long/Flat Trend ETF and VanEck Muni Allocation ETF does not have a policy to concentrate its investments in a particular industry, 25% or more of VanEck CLO ETF’s, VanEck Dynamic High Income ETF’s, VanEck Inflation Allocation ETF’s, VanEck Long/Flat Trend ETF’s and VanEck Muni Allocation ETF’s total assets may be indirectly exposed to a particular industry or group of related industries through its investment in one or more underlying investment companies.
VanEck Future of Food ETF may also invest up to 20% of its net assets in special purpose vehicles such as SPACs, IPOs, and securities issued by other investment companies, including ETFs and foreign investment companies. The Fund may also invest in money market funds, but these investments are not subject to this limitation. The Fund may invest in SPACs, IPOs, and ETFs to participate in, or gain exposure to, certain market industries, or when direct investments in certain countries are not permitted or available.
Each of VanEck CLO ETF, VanEck Dynamic High Income ETF, VanEck Future of Food ETF, VanEck Inflation Allocation ETF and VanEck Muni Allocation ETF may invest its remaining assets in securities, which may include but may not be limited to, money market instruments or funds which reinvest exclusively in money market instruments, stocks that are in the relevant market and/or in combinations of certain stock index futures contracts, options on such futures contracts, stock options, stock index options, options on the Shares, and stock index swaps and swaptions. These investments may be made to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions of Creation Units. Each of VanEck CLO ETF, VanEck Dynamic High Income ETF, VanEck Future of Food ETF, VanEck Inflation Allocation ETF and VanEck Muni Allocation ETF may also invest in money market instruments for cash management purposes or as part of a temporary defensive strategy to protect against potential stock market declines.
VanEck Bitcoin Strategy ETF expects to invest its remaining assets in any one or more of the following to provide liquidity, serve as margin or collateralize the Fund’s investments in Bitcoin Futures: U.S. Treasuries, other U.S. government obligations, money market funds and funds that invest in short-term bonds, cash and cash-like equivalents (e.g., high quality commercial paper and similar instruments that are rated investment grade or, if unrated, of comparable quality, as the Adviser determines), mortgage-backed securities issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises of the U.S. government (whether or not the securities are U.S. government securities), municipal debt securities, Treasury inflation-protected securities, sovereign debt obligations of non-U.S. countries, and repurchase agreements.
VanEck Commodity Strategy expects to invest its assets in any one or more of the following to provide liquidity, serve as margin or collateralize the Fund’s investments in certain Commodities Instruments: U.S. Treasuries, other U.S. government obligations, money market funds and funds that invest in short-term bonds, cash and cash-like equivalents (e.g., high quality commercial paper and similar instruments that are rated investment grade or, if unrated, of comparable quality, as the Adviser determines), mortgage-backed securities issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises of the U.S. government (whether or not the securities are U.S. government securities), municipal debt securities, Treasury inflation-protected securities, sovereign debt obligations of non-U.S. countries, and repurchase agreements.

Each Fixed Income Fund may invest its remaining assets in securities not included in its respective Index, municipal bonds (with respect to VanEck CEF Muni Income ETF), money market instruments, repurchase agreements or funds which reinvest exclusively in money market instruments, convertible securities (with respect to VanEck Green Bond ETF), structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) (with respect to VanEck Green Bond ETF), certain derivatives (with respect to VanEck Green Bond ETF), in bonds that are in the relevant market but not the Fund’s respective Index and/or in combinations of certain bond index futures contracts, options on such futures contracts, bond options, bond index options, options on the Shares, and bond index swaps and swaptions, each with a view towards providing each Fund with exposure to the securities in its respective Index.
Each Fund (other than the Fixed Income Funds, VanEck Bitcoin Strategy ETF, VanEck CLO ETF, VanEck Commodity Strategy ETF, VanEck Dynamic High Income ETF, VanEck Future of Food ETF, VanEck HIP Sustainable Muni ETF, VanEck Inflation Allocation ETF and VanEck Muni Allocation ETF) may invest its remaining assets in securities not included in its respective Index, which may include but is not limited to money market instruments or funds which reinvest exclusively in money market instruments, in stocks that are in the relevant market but not its Index, and/or in combinations of certain stock index futures contracts, options on such futures contracts, stock options, stock index options, options on the Shares, and stock index swaps and swaptions, each with a view towards providing each Fund with exposure to the securities in its respective Index.
These investments may be made to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions of Creation Units. Each Fund (except VanEck Bitcoin Strategy ETF, VanEck CLO ETF, VanEck Commodity Strategy ETF, VanEck Dynamic High Income ETF, VanEck Future of Food ETF, VanEck HIP Sustainable Muni ETF, VanEck Inflation Allocation ETF and VanEck Muni Allocation ETF) does not take temporary defensive positions that are inconsistent with its investment objective of seeking to replicate/track (as applicable) its Index.
The following fundamental investment restrictions are applicable to only the VanEck Energy Income ETF. The VanEck Energy Income ETF may not:
1.Concentrate its investments in an industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that its Index concentrates in the stocks of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
2.Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
3.Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
4.Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
5.Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.
In addition to the investment restrictions adopted as fundamental policies as set forth above, the VanEck Energy Income ETF observes the following non-fundamental investment restrictions, which may be changed by the Board without a shareholder vote. Under these restrictions:
1.The Fund will not invest in securities which are “illiquid” securities if the result is that more than 15% of a Fund’s net assets would be invested in such securities.
If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitation with respect to the borrowing of money described above in fundamental restriction 2 will be continuously complied with.
With respect to fundamental restriction 2, the 1940 Act permits the Fund to borrow money from banks in an amount up to one-third of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). The Fund may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.
With respect to fundamental restriction 2, the 1940 Act prohibits the Fund from issuing senior securities, except that a Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. The Fund may also borrow money or engage in economically similar transactions if those transactions do not constitute “senior securities” under the 1940 Act. The policy above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
The VanEck Energy Income ETF may invest its remaining assets in securities not included in its Index, which may include but is not limited to money market instruments or funds which reinvest exclusively in money market instruments, in stocks that are in the relevant market but not the Fund’s Index, and/or in combinations of certain stock index futures contracts, options on such futures contracts, stock options, stock index options, options on the Shares, and stock index swaps and swaptions, each with a view towards providing the Fund with exposure to the securities in its Index. These investments may be made to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions of Creation Units. The Fund does not take temporary defensive positions that are inconsistent with its investment objective of seeking to replicate its Index.

Indian Investment Restrictions
The investment restrictions described below only apply to investments in Indian issuers made by VanEck India Growth Leaders ETF (or the Mauritius Subsidiary) and VanEck Digital India ETF.
Each of the Mauritius Subsidiary and VanEck Digital India ETF is registered as a Category I FPI with the SEBI. Investments under the FPI Regulations, Foreign Exchange Management (Non-Debt Instruments) Rules, 2019 and Foreign Exchange Management (Debt Instruments) Regulations, 2019, are permitted only in the following: (i) equity instruments of companies listed or to be listed on a recognized stock exchange in India through primary and secondary markets; (ii) units of domestic mutual funds under Chapter V, VI-A and VI-B of the SEBI (Mutual Funds) Regulations, 1996; (iii) units of Category III Alternative Investment Funds registered under the SEBI (Alternative Investment Funds) Regulations, 2012; (iv) units of offshore fund for which a no objection certificate has been issued by SEBI under the SEBI (Mutual Funds) Regulations, 1996, in case of each of (ii), (iii) and (iv), which in turn invest more than 50% in equity instruments on repatriation basis subject to the terms and conditions specified by the Reserve Bank of India (“RBI”) and SEBI; (v) units of infrastructure investment trusts registered under the SEBI (Infrastructure Investment Trusts) Regulations, 2014 and of real estate investment trusts registered under the SEBI (Real Estate Investment Trusts) Regulations, 2014 on repatriation basis subject to the terms and conditions specified by SEBI; (vii) dated government securities/treasury bills; (viii) non-convertible debentures/bonds issued by an Indian company; (ix) commercial papers issued by an Indian company; (x) units of domestic mutual funds or exchange-traded funds which invest less than or equal to 50% in equity; (x) security receipts issued by asset reconstruction companies; (xi) debt instruments issued by banks, eligible for inclusion in regulatory capital; (xii) credit enhanced bonds; (xiii) listed non-convertible/redeemable preference shares or debentures issued in terms of Regulation 6 of the Foreign Exchange Management (Debt Instruments) Regulations, 2019; (xiv) securitized debt instruments, including any certificate or instrument issued by a special purpose vehicle set up for securitization of assets with banks, financial institutions or non-banking financial companies as originators; (xv) rupee denominated bonds/units issued by infrastructure debt funds; and (xvi) municipal bonds.
FPIs are not allowed to short sell in the Indian market except as allowed under Securities Lending & Borrowing (SLB) or any other framework specified by the SEBI. Further, sales against open purchases are not permitted for FPIs and FPIs can sell such securities only after their settlement.
The extent to which percentage positions may be taken in index options and index futures by the Mauritius Subsidiary and VanEck Digital India ETF would be restricted to the limits prescribed by applicable regulators from time to time. Separately, the following are certain regulatory positions that the Mauritius Subsidiary and VanEck Digital India ETF would have to observe under the applicable provisions of the securities laws of India.
Various ownership restrictions are applicable to FPIs.
    Further, FPIs are allowed to participate in the exchange traded currency derivative segment to the extent of their Indian rupee exposure in India, subject to conditions and restrictions under applicable law. FPIs shall ensure that their short positions at all stock exchanges across all contracts in exchange traded currency pairs do not exceed $100 million. In the event an FPI breaches the short position limit, stock exchanges shall restrict the FPI from increasing its existing short positions or creating new short positions in the currency pair until such time the FPI complies with the said requirement. To take long positions in excess of $100 million in all contracts in FCY-INR pairs, FPIs shall be required to have an underlying exposure in Indian debt or equity securities, including units of equity/debt mutual funds.

SPECIAL CONSIDERATIONS AND RISKS
A discussion of the risks associated with an investment in each Fund is contained in each Fund’s Prospectus under the headings “Summary Information—Principal Risks of Investing in the Fund” with respect to the applicable Fund and “Additional Information About the Funds’ Investment Strategies and Risks—Risks of Investing in the Funds.” The discussion below supplements, and should be read in conjunction with, such sections of each Fund’s Prospectus.

General
An investment in each Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.
(All Funds except VanEck Bitcoin Strategy ETF, VanEck CLO ETF, VanEck Commodity Strategy ETF, VanEck Dynamic High Income ETF, VanEck Future of Food ETF, VanEck HIP Sustainable Muni ETF, VanEck Inflation Allocation ETF and VanEck Muni Allocation ETF)
An investment in each Fixed Income Fund should be made with an understanding of the risks inherent in an investment in fixed income securities. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the values of “floating-rate” or “variable-rate” bonds generally fluctuate less in response to market interest rate movements than the value of similar fixed rate bonds. The Fixed Income Funds may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).
An investment in each Fund (other than the Fixed Income Funds) should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises. Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding. In the event that the securities in a Fund’s Index (except with respect to the Fixed Income Funds) are not listed on a national securities exchange, the principal trading market for some may be in the over the counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s Shares (except with respect to the Fixed Income Funds) will be adversely affected if trading markets for a Fund’s portfolio securities (except with respect to the Fixed Income Funds) are limited or absent or if bid/ask spreads are wide.
With the exception of VanEck Bitcoin Strategy ETF, VanEck CLO ETF, VanEck Commodity Strategy ETF, VanEck Dynamic High Income ETF, VanEck Future of Food ETF, VanEck HIP Sustainable Muni ETF, VanEck Inflation Allocation ETF and VanEck Muni Allocation ETF, the Funds are not actively managed by traditional methods, and therefore the adverse financial condition of any one issuer may not result in the elimination of its securities from the securities held by a Fund unless the securities of such issuer are removed from its respective Index.
An investment in each Fund should be made with an understanding that the Fund will not be able to replicate/track (as applicable) exactly the performance of its respective Index because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its respective Index. In addition, certain Funds’ use of a representative sampling approach may cause each such Fund to not be as well correlated with the return of its respective Index as would be the case if the Fund purchased all of the securities in its respective Index in the proportions represented in such Index. The risk of non-correlation may be higher than other ETFs which utilize a sampling approach to the extent that a Fund invests a portion of its assets in securities that have economic characteristics that are substantially identical to the securities comprising its respective Index, but which are not included in such Index. It is also possible that for periods of time, a Fund may not fully replicate the performance of its respective Index due to the temporary unavailability of certain Index securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because the Fund is required to correct such imbalances by means of adjusting the composition of the securities. It is also possible that the composition of a Fund may not exactly replicate the composition of its respective Index if the Fund has to adjust its portfolio holdings in order to continue to qualify as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), or, in the case of VanEck BDC Income ETF, to comply with the provisions of the 1940 Act that limit the amount the Fund and its affiliates, in the aggregate, can invest in any one business development company.
Each Fund (other than the Fixed Income Funds) is subject to the risks of an investment in an economic sector or industry in which the Fund’s Index is highly concentrated. In addition, because it is the policy of each Fund (other than the Fixed Income Funds) to generally invest in the securities that comprise the Fund’s respective Index, the portfolio of securities (“Fund Securities”) held by such Fund (other than the Fixed Income Funds) also will be concentrated in that economic sector or industry.
The use of OTC derivatives with respect to VanEck China Growth Leaders ETF is managed to ensure that the aggregate exposure of the Fund to OTC derivative counterparties does not exceed 10% of the NAV of the Fund. The exposure to OTC derivative counterparties is monitored each trading day and if exposure for VanEck China Growth Leaders ETF exceeds 10%, steps are taken to reduce exposure below 10% within 2 trading days. The aggregate OTC derivatives holdings and the exposure to OTC derivative counterparties for VanEck China Growth Leaders ETF is disclosed at www.vaneck.com.
Regulatory developments affecting the exchange-traded and OTC derivatives markets may impair a Fund’s ability to manage or hedge its investment portfolio through the use of derivatives. The Dodd-Frank Act and the rules promulgated thereunder may limit the ability of a Fund to enter into one or more exchange-traded or OTC derivatives transactions.
(All Funds except VanEck BDC Income ETF, VanEck Bitcoin Strategy ETF, VanEck CEF Muni Income ETF, VanEck Commodity Strategy ETF, VanEck Inflation Allocation ETF and VanEck Mortgage REIT Income ETF)
VEAC, on behalf of the Funds, has filed a notice of eligibility with the National Futures Association claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) pursuant to CFTC Regulation 4.5, as promulgated under the Commodity Exchange Act (“CEA”), with respect to the Funds’ operations. Therefore, neither the Funds nor VEAC (with respect to the Funds) is subject to registration or regulation as a commodity pool or CPO under the CEA. If a Fund becomes subject to these requirements, a Fund may incur additional compliance and other expenses.
Each Fund’s use of derivatives may also be limited by the requirements of the Internal Revenue Code for qualification as a RIC for U.S. federal income tax purposes.
With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that an Adviser is required to register as a CPO, the disclosure and operations of the Funds would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase operational expenses. Other potentially adverse regulatory initiatives could also develop.
(VanEck BDC Income ETF, VanEck CEF Muni Income ETF and VanEck Mortgage REIT Income ETF only)
Each of VanEck BDC Income ETF, VanEck CEF Muni Income ETF and VanEck Mortgage REIT Income ETF has claimed a temporary exemption from the definition of the term CPO under the CEA, and therefore, is not currently subject to registration or regulation as commodity pools under the CEA. When the temporary exemption expires, to the extent VanEck BDC Income ETF, VanEck CEF Muni Income ETF or VanEck Mortgage REIT Income ETF are not otherwise eligible to claim an exclusion from CFTC regulation, VanEck BDC Income ETF, VanEck CEF Muni Income ETF or VanEck Mortgage REIT Income ETF, as applicable, may determine to operate subject to CFTC regulation and may incur additional expenses.

Specific Risks Applicable to the Municipal Funds, VanEck CEF Muni Income ETF, VanEck HIP Sustainable Muni ETF and VanEck Muni Allocation ETF
Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades or the bankruptcy, of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. In addition, there is a risk that, as a result of the recent economic crisis, the ability of any issuer to pay, when due, the principal or interest on its municipal bonds may be materially affected. Certain municipalities may have difficulty meeting their obligations due to, among other reasons, changes in underlying demographics.
Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to government regulation, taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, utilities and water and sewer, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market. Municipal instruments may be susceptible to periods of economic stress, which could affect the market values and marketability of many or all municipal obligations of issuers in a state, U.S. territory, or possession. For example, the COVID-19 pandemic has significantly stressed the financial resources of many municipal issuers, which may impair a municipal issuer’s ability to meet its financial obligations when due and could adversely impact the value of its bonds, which could negatively impact the performance of the Funds. A number of municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. This could potentially decrease the Fund’s income or hurt its ability to preserve capital and liquidity. Municipal securities may include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets due to factors such as lower property tax collections as a result of lower home values, lower sales tax revenues as a result of consumers cutting back spending and lower income tax revenue as a result of a higher unemployment rate. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization.

If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.
The market for municipal bonds may be less liquid than for taxable bonds. There may also be less publicly available information on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for a Fund (and the Underlying Funds in which each of VanEck CEF Muni Income ETF and VanEck Muni Allocation ETF invests) to value accurately than securities of public corporations. Since the Funds (and the Underlying Funds in which each of VanEck CEF Muni Income ETF and VanEck Muni Allocation ETF invests) invest a significant portion of their portfolio in municipal securities, each Fund’s (and each Underlying Fund’s) portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities. In addition, the value and liquidity of many municipal securities have decreased as a result of the recent financial crisis, which has also adversely affected many municipal securities issuers and may continue to do so. The markets for many credit instruments, including municipal securities, have experienced periods of illiquidity and extreme volatility since the latter half of 2007. In response to the global economic downturn, governmental cost burdens may be reallocated among federal, state and local governments. In addition, issuers of municipal securities may seek protection under the bankruptcy or similar laws. For example, Chapter 9 of the Bankruptcy Code provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. “Municipality” is defined broadly by the Bankruptcy Code as a “political subdivision or public agency or instrumentality of a state” and may include various issues of securities in which the Fund invests. The reorganization of a municipality’s debts may include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures, which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a Fund’s investments.
Many state and local governments that issue municipal securities are currently under significant economic and financial stress and may not be able to satisfy their obligations. The taxing power of any governmental entity may be limited and an entity’s credit may depend on factors which are beyond the entity’s control.

Education Bond Risk. In general, there are two types of education-related bonds: those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students’ ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or sub-state) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.
Electric Utilities Bond Risk. The electric utilities industry has been experiencing, and may continue to experience, increased competitive pressures. Federal legislation may open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel; (b) the availability and cost of capital; (c) the effects of conservation on energy demand; (d) the effects of rapidly changing environmental, safety and licensing requirements, and other federal, state and local regulations, (e) timely and sufficient rate increases and governmental limitations on rates charged to customers; (f) the effects of opposition to nuclear power; (g) increases in operating costs; and (h) obsolescence of existing equipment, facilities and products.
General Obligation Bond Risk. General obligation bonds are not backed by revenues from a specific project or source. Instead, general obligation bonds are backed by the “full faith and credit” of the issuer, which has the power to tax residents to pay bondholders. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
Health Care Bond Risk. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state and local governmental agencies. A major source of revenues for the health care industry is payments from Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may also affect the industry and the value and credit quality of health care bonds, such as general and local economic conditions, demand for services, expenses (including malpractice insurance premiums) and competition among health care providers. The following elements may adversely affect health care facility operations: the implementation of national and/or state-specific health insurance exchanges; other national, state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services; and increases and decreases in the cost and availability of medical products.
Housing Bond Risk. Housing revenue bonds are generally issued by a state, county, city, local housing authority or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions and changes to current laws and regulations.
Industrial Development Bond Risk. Industrial development bonds are revenue bonds issued by or on behalf of public authorities to obtain funds to finance various public and/or privately operated facilities, including those for business and manufacturing, housing, sports, pollution control, airport, mass transit, port and parking facilities. These bonds are normally secured only by the revenues from the project and not by state or local government tax payments. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. Payment of interest on and repayment of principal of such bonds are the responsibility of the user and/or any guarantor. These bonds are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, the value and credit quality of these bonds are sensitive to the risks related to an economic slowdown.
There is no guarantee that a Fund’s income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after a Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by a Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.
Lease Obligations Risk. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing “non-appropriation” clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property. In such circumstances, a Fund might not recover the full principal amount of the obligation.
Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund’s distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund’s holdings would be affected. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Funds’ municipal securities in the same manner. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a Fund.
Resource Recovery Bond Risk. Resource recovery bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation is involved, at least during the construction phase, and the revenue stream is secured by fees or rents paid by municipalities for use of the facilities. These bonds are normally secured only by the revenues from the project and not by state or local government tax receipts. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.
Special Tax Bond Risk. Special tax bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities, which may adversely affect the value of a Fund’s portfolio.
Tobacco Bond Risk. Tobacco settlement revenue bonds are generally neither general nor legal obligations of a state or any of its political subdivisions and neither the full faith and credit nor the taxing power nor any other assets or revenues of a state or of any political subdivision will be pledged to the payment of any such bonds. In addition, tobacco companies’ profits from the sale of tobacco products are inherently variable and difficult to estimate. There can be no guarantee that tobacco companies will earn enough revenues to cover the payments due under tobacco bonds. The revenues of tobacco companies may be adversely affected by the adoption of new legislation and/or by litigation.
Transportation Bond Risk. Transportation debt may be issued to finance the construction of airports, toll roads, highways or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

Municipal securities that are issued to finance a particular transportation project often depend solely on revenues from that project to make principal and interest payments. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities.
Water and Sewer Bond Risk. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer’s importance, monopoly status and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and federal environmental mandates are challenges faced by issuers of water and sewer bonds.

Specific Risks Applicable to the VanEck Russia ETF and VanEck Russia Small-Cap ETF
Risks Related to Russian Invasion of Ukraine. In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The sanctions consist of the prohibition of trading in certain Russian securities and engaging in certain private transactions, the prohibition of doing business with certain Russian corporate entities, large financial institutions, officials and oligarchs, and the freezing of Russian assets. The sanctions include a commitment by certain countries and the European Union to remove selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications, commonly called “SWIFT,” the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses.
The imposition of these current sanctions (and potential further sanctions in response to continued Russian military activity) and other actions undertaken by countries and businesses may adversely impact various sectors of the Russian economy, including but not limited to, the financials, energy, metals and mining, engineering, and defense and defense-related materials sectors. Such actions also may result in a weakening of the ruble, a downgrade of Russia’s credit rating, and the decline of the value and liquidity of Russian securities, and could impair the ability of a Fund to buy, sell, receive, or deliver those securities. Moreover, the measures could adversely affect global financial and energy markets and thereby negatively affect the value of a Fund's investments beyond any direct exposure to Russian issuers or those of adjoining geographic regions. In response to sanctions, the Russian Central Bank raised its interest rates and banned sales of local securities by foreigners, which may include a Fund. Russia may take additional counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities and Fund investments. Such actions could, for example, include restricting gas exports to other countries, seizure of U.S. and European residents' assets, conducting cyberattacks on other governments, corporations or individuals, or undertaking or provoking other military conflict elsewhere in Europe, any of which could exacerbate negative consequences on global financial markets and the economy. The actions discussed above could have a negative effect on the performance of Funds that have exposure to Russia. While diplomatic efforts have been ongoing, the conflict between Russia and Ukraine is currently unpredictable and has the potential to result in broadened military actions. The duration of ongoing hostilities and corresponding sanctions and related events cannot be predicted and may result in a negative impact on performance and the value of Fund investments, particularly as it relates to Russia exposure.
Due to difficulties transacting in impacted securities, a Fund may experience challenges liquidating the applicable positions to continue to seek a Fund’s investment objective. Additionally, due to current and potential future sanctions or potential market closure impacting the ability to trade Russian securities, a Fund may experience higher transaction costs. Furthermore, any exposure that a Fund may have to Russian counterparties or counterparties that are otherwise impacted by sanctions also could negatively impact the Fund’s portfolio.

Tax Risks
As with any investment, you should consider how your investment in Shares of a Fund will be taxed. The tax information in the Prospectus and SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of a Fund.

U.S. Federal Tax Treatment of Certain Futures Contracts and Option Contracts
Each Fund may be required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain regulated futures contracts and option contracts (“Section 1256 Contracts”) as of the end of the year as well as those actually realized during the year. Gain or loss from Section 1256 Contracts will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. Each Fund may be required to defer the recognition of losses on futures contracts or certain option contracts to the extent of any unrecognized gains on related positions held by the Fund.
In order for a Fund to continue to qualify for U.S. federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, income derived from interests in qualified publicly traded partnerships (which generally are partnerships that are traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof), other than partnerships that derive 90% of their income from interest, dividends and other permitted RIC income), gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund’s business of investing in securities. It is anticipated that any net gain realized from the closing out of futures contracts or certain option contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement.
Each Fund (except for VanEck Bitcoin Strategy ETF), distributes to shareholders annually any net capital gains which have been recognized for U.S. federal income tax purposes (including unrealized gains at the end of the Fund’s fiscal year on certain futures transactions and certain option contracts). Such distributions are combined with distributions of capital gains realized on each Fund’s other investments and shareholders are advised on the nature of the distributions.
For VanEck Bitcoin Strategy ETF, the Fund may be required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts and option contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures contracts required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss, although all of the Fund's income and gains will be taxed at the same rate. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on Bitcoin Futures to the extent of any unrecognized gains on related positions held by the Fund.

Concentration Considerations
To the extent that a Fund’s investments are concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector or industry will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries. The securities of state and municipal governments and their political subdivisions are not considered to be issued by members of any industry.

Cyber Security
The Funds, their service providers, each Exchange and Authorized Participants (defined below) are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers. Cyber attacks against or security breakdowns of the Funds, their service providers, an Exchange or Authorized Participants may adversely impact the Funds and their shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which a Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that the Funds, their service providers, an Exchange or Authorized Participants will not suffer losses relating to cyber attacks or other information security breaches in the future.

Securities Lending
The Funds, except VanEck Bitcoin Strategy ETF, may lend securities to approved borrowers, including affiliates of the Funds’ securities lending agent, State Street Bank and Trust Company (“State Street”). VanEck Bitcoin Strategy ETF may only lend its investments in bitcoin-related companies, U.S. Treasuries and other U.S. government obligations. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides cash or non-cash collateral equal to at least 102% (105% for foreign securities) of the value of the securities loaned. Collateral is maintained by State Street on behalf of the Funds. Cash received as collateral through loan transactions is generally invested in shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation. Non-cash collateral consists of securities issued or guaranteed by the United States government or one of its agencies and cannot be re-hypothecated by the Funds. The SEC provided guidance in connection with the derivatives rule discussed above regarding the use of securities lending collateral that may limit the Funds from engaging in certain uses of cash and non-cash collateral. The Funds maintain the ability to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a Fund is not able to recover the securities loaned, the collateral may be sold and a replacement investment may be purchased in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased.

Inability to Pass Through Deduction from MLPs (VanEck Energy Income ETF only)
Individuals and certain other non-corporate entities are generally eligible for a 20% deduction with respect to certain taxable income from master limited partnerships (“MLPs”) through 2025. The VanEck Energy Income ETF does not have the regulatory authority to pass through MLP net income, if any, or the 20% deduction to Fund shareholders. As a result, in comparison, investors investing directly in MLPs would be eligible for the 20% deduction for MLP net income from these investments while investors investing in MLPs held indirectly through the Fund would not be eligible for the 20% deduction for their share of such taxable income.

Risks Relating to VanEck Digital India ETF and VanEck India Growth Leaders ETF
Tax Risks. The taxation of income and capital gains of the VanEck Digital India ETF and VanEck India Growth Leaders ETF is subject to the fiscal laws and practices of different jurisdictions. Any of those jurisdictions may change their fiscal laws and practices (or interpretation thereof) and enforcement policies, possibly with retroactive effect. The VanEck India Growth Leaders ETF’s investment in the Mauritius Subsidiary involves certain tax risks. Changes to the Double Taxation Avoidance Treaty (the “Treaty”) between Mauritius and India (or its interpretation) may adversely affect the ability of the Mauritius Subsidiary to realize efficiently income or capital gains. Consequently, it is possible that Mauritius Subsidiary may face unfavorable tax treatment, which may materially adversely affect the value of its investments or the feasibility of making investments in India.
The Mauritius Subsidiary is a wholly-owned subsidiary of the Trust in Mauritius. The following tax risks are relevant to the Mauritius Subsidiary and, where indicated, to VanEck Digital India ETF.
a.Indirect Transfer Risk: Indian capital gains tax can be imposed on income arising from the transfer of shares in a company registered outside India which derives, directly or indirectly, its value substantially from the assets located in India. For more information about this issue, please see “Taxation of Indirect Transfer of Indian Assets” in the “Taxes” section of this SAI. Being a Category I FPI, the Mauritius Subsidiary and VanEck Digital India ETF are currently exempt from the application of these rules. In case of loss of the Mauritius Subsidiary's and/or VanEck Digital India ETF's registration as a Category I FPI or changes in Indian rules, the Mauritius Subsidiary, VanEck India Growth Leaders ETF, VanEck Digital India ETF and their investors could be subject to the indirect transfer tax provisions in the future.
b.Exposure to Permanent Establishment (“PE”): While the Fund believes that the activities of the Mauritius Subsidiary or VanEck Digital India ETF should not create a PE of the Mauritius Subsidiary or VanEck Digital India ETF in India, the Indian tax authorities may claim that these activities have resulted in a PE of the Mauritius Subsidiary or VanEck Digital India ETF in India. Under such circumstances, the profits of the Mauritius Subsidiary or VanEck Digital India ETF to the extent attributable to the PE would be subject to taxation in India.
c.General Anti-Avoidance Rules (“GAAR”): GAAR, as contained in the Indian Income Tax Act, 1961 (“ITA 1961”), became effective April 1, 2017. GAAR empowers the tax authorities to investigate and declare an arrangement as an “impermissible avoidance arrangement” and, consequently, the authorities can disregard entities in a structure, reallocate income and expenditure between parties to the arrangement, alter the tax residence of such entities and the legal situs of assets involved, treat debt as equity and vice versa. An “impermissible avoidance arrangement” is an arrangement entered into with the main purpose of obtaining a tax benefit and satisfying one or more of the following: (a) non-arm’s length dealings; (b) misuse or abuse of the provisions of the domestic income tax provisions; (c) lack of commercial substance; or (d) arrangement similar to that employed for non-bona fide purposes.
If the Indian Tax authorities deem the Mauritius Subsidiary’s structure to be an “impermissible avoidance     arrangement,” then the Mauritius Subsidiary may not be able to claim benefits under the Treaty. Inability of the Mauritius Subsidiary to claim the tax benefits under the Treaty could have an adverse impact on the tax liabilities of the Mauritius Subsidiary, and would likely have an adverse impact on the returns to the Fund.
The Central Board of Direct Taxes (“CBDT”) has clarified that GAAR will not interplay with the right of the taxpayer to select or choose method of implementing a transaction. GAAR shall not be invoked merely on the ground that the entity is located in a tax efficient jurisdiction.
d.Renegotiation of the India-Mauritius Double Taxation Avoidance Treaty: India and Mauritius signed a protocol (“2016 Protocol”) on May 10, 2016 amending the Treaty. The 2016 Protocol gives India a source-based right to tax capital gains which arise from alienation of shares of an Indian resident company acquired by a Mauritian tax resident (as opposed to the previous residence-based tax regime under the Treaty). However, the 2016 Protocol provides for grandfathering of investments and stipulates that the revised position shall only be applicable to investments made on or after April 1, 2017. There can be no assurance that the terms of the Treaty will not be further amended in the future or be subject to a different interpretation or that the Mauritius Subsidiary will continue to be deemed a tax resident by Mauritius, allowing it favorable tax treatment. Any further changes in the provisions of the Treaty or in its applicability to the Mauritius Subsidiary could result in the imposition of withholding and other taxes on the Mauritius Subsidiary by India, which would reduce the return to the Fund on its investments.
e.Exposure to Place of Effective Management (“POEM”) risk: As per Section 6(3) of the ITA 1961, a company established outside India is said to be a tax resident of India in a particular financial year (April 1 to March 31) if its POEM in that financial year is in India.
The term POEM is defined as the place where key management and commercial decisions that are necessary for the conduct of the business of an entity as a whole are, in substance, made. POEM requirements have been effective since the financial year 2016-2017. The CBDT has recently clarified that POEM shall not apply to a company with turnover or gross receipts of 50 crore rupees or less in a financial year. The CBDT released the Guiding Principles for determination of POEM of a Company on January 24, 2017 (available at http://www.incometaxindia.gov.in/communications/circular/circular06_2017.pdf).
While the VanEck Digital India ETF and Mauritius Subsidiary believe that their activities or the activities of the Adviser described in the Prospectus or this SAI should not lead to a situation where the POEM of the VanEck Digital India ETF, Mauritius Subsidiary or the Adviser is considered to be in India, there may be a risk that the Indian tax authorities will claim that these activities have resulted in a POEM of the VanEck Digital India ETF, Mauritius Subsidiary and/or the Adviser in India. If for any reason the activities are held to be a POEM of the VanEck Digital India ETF, Mauritius Subsidiary and/or the Adviser in India, then the worldwide profits of the VanEck Digital India ETF or Mauritius Subsidiary would be subject to taxation in India as per the ITA 1961.
f.Limitations on the Mauritius Subsidiary’s Ability to Make Distributions or Pay Redemption Proceeds to the Fund. Certain limitations under the Mauritius Companies Act 2001 may adversely affect the ability of the Mauritius Subsidiary and the VanEck India Growth Leaders ETF to make distributions or pay the redemption proceeds to the investors. If VanEck India Growth Leaders ETF’s ability to make distributions is adversely affected, VanEck India Growth Leaders ETF may be unable to satisfy distribution requirements applicable to RICs under the Internal Revenue Code, and be subject to income and/or excise tax at the Fund level. See “Taxes.”
g.Mauritius Subsidiary Risks. The Fund may cease utilizing the Mauritius Subsidiary in the future or the use of the Subsidiary as intended may not be possible. Ceasing to utilize the Mauritius Subsidiary could result in realized gains for the Fund, in capital gains tax liability and other tax liability in India and Mauritius and in other associated liabilities.

Special Risk Considerations of Investing in China (the China Funds only)

Investments in securities of Chinese issuers involve risks and special considerations not typically associated with investments in the U.S. securities markets, including the following:

Political and Economic Risk. The economy of China, which has been in a state of transition from a planned economy to a more market oriented economy, differs from the economies of most developed countries in many respects, including the level of government involvement, its state of development, its growth rate, control of foreign exchange, and allocation of resources. Although the majority of productive assets in China are still owned by the PRC government at various levels, in recent years, the PRC government has implemented economic reform measures emphasizing utilization of market forces in the development of the economy of China and a high level of management autonomy. The economy of China has experienced significant growth in the past 30 years, but growth has been uneven both geographically and among various sectors of the economy. Economic growth has also been accompanied by periods of high inflation. The PRC government has implemented various measures from time to time to control inflation and restrain the rate of economic growth.
For more than 30 years, the PRC government has carried out economic reforms to achieve decentralization and utilization of market forces to develop the economy of the PRC. These reforms have resulted in significant economic growth and social progress. There can, however, be no assurance that the PRC government will continue to pursue such economic policies or, if it does, that those policies will continue to be successful. Any such adjustment and modification of those economic policies may have an adverse impact on the securities market in the PRC as well as the underlying securities of a Fund’s Index. Further, the PRC government may from time to time adopt corrective measures to control the growth of the PRC economy which may also have an adverse impact on the capital growth and performance of a Fund.
Political changes, social instability and adverse diplomatic developments in the PRC could result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by the issuers of a Fund’s A-share investments or contained in a Fund’s Index.
Market volatility caused by potential regional or territorial conflicts, including military conflicts, either in response to internal social unrest or conflicts with other countries, popular unrest associated with demands for improved political, economic and social conditions, the impact of regional conflict on the economy and hostile relations with neighboring countries, or natural or other disasters, may have an adverse impact on the performance of the Fund.
The laws, regulations, including the investment regulations allowing RQFIIs (and QFIIs) to invest in A-shares, government policies and political and economic climate in China may change with little or no advance notice. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of the A-shares in a Fund’s portfolio.
Since 1949, the PRC has been a socialist state controlled by the Communist party. China has only recently opened up to foreign investment and has only begun to permit private economic activity. There is no guarantee that the Chinese government will not revert from its current open-market economy to the economic policy of central planning that it implemented prior to 1978.
Under the economic reforms implemented by the Chinese government, the Chinese economy has experienced tremendous growth, developing into one of the largest economies in the world. There is no assurance, however, that such growth will be sustained in the future.
The Chinese government continues to be an active participant in many economic sectors through ownership positions and regulation. The allocation of resources in China is subject to a high level of government control. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. Through its policies, the government may provide preferential treatment to particular industries or companies. The policies set by the government could have a substantial adverse effect on the Chinese economy and a Fund’s investments.
The Chinese economy is export-driven and highly reliant on trade, and much of China’s growth in recent years has been the result of focused investments in economic sectors intended to produce goods and services for export purposes. The performance of the Chinese economy may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency revaluation, capital reinvestment, resource self-sufficiency and balance of payments position. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and a Fund’s investments. International trade tensions involving China and its trading counterparties may arise from time to time which can result in trade tariffs, embargoes, sanctions, investment restrictions, trade limitations, trade wars and other negative consequences. Such actions and consequences may ultimately result in a significant reduction in international trade, an oversupply of certain manufactured goods, devaluations of existing inventories and potentially the failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to a Fund.
Moreover, the current slowdown or any future recessions in other significant economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact a Fund’s investments.
Inflation. Economic growth in China has also historically been accompanied by periods of high inflation. Beginning in 2004, the Chinese government commenced the implementation of various measures to control inflation, which included the tightening of the money supply, the raising of interest rates and more stringent control over certain industries. Rising inflation may, in the future, adversely affect the performance of the Chinese economy and a Fund’s investments.
Tax Changes. The Chinese system of taxation is not as well settled as that of the United States. China has implemented a number of tax reforms in recent years and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law, such as the cessation of tax exemptions in respect of investments in A-shares via RQFII and/or the Stock Connect, could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which a Fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund. Should legislation limit U.S. investors’ ability to invest in specific Chinese companies through A-shares or other share class listings that are part of the underlying holdings, these shares may be excluded from Fund holdings. In addition, changes in the Chinese tax system may have retroactive effects.
Nationalization and Expropriation. After the formation of the Chinese socialist state in 1949, the Chinese government renounced various debt obligations and nationalized private assets without providing any form of compensation. There can be no assurance that the Chinese government will not take similar actions in the future. Accordingly, an investment in a Fund involves a risk of a total loss.
Hong Kong Policy. As part of Hong Kong’s transition from British to Chinese sovereignty in 1997, China agreed to allow Hong Kong to maintain a high degree of autonomy with regard to its political, legal and economic systems for a period of at least 50 years. China controls matters that relate to defense and foreign affairs. Under the agreement, China does not tax Hong Kong, does not limit the exchange of the Hong Kong dollar for foreign currencies and does not place restrictions on free trade in Hong Kong. However, there is no guarantee that China will continue to honor the agreement, and China may change its policies regarding Hong Kong at any time. As of July 2020, the Chinese Standing Committee of the National People's Congress enacted the Law of the People's Republic of China on Safeguarding National Security in the Hong Kong Special Administrative Region. As of the same month, Hong Kong is no longer afforded preferential economic treatment by the United States under US law, and there is uncertainty as to how the economy of Hong Kong will be affected. Any further changes in PRC’s policies could adversely affect market conditions and the performance of the Hong Kong economy and, thus, the value of securities in the Fund’s portfolio.
Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in the Fund’s portfolio. Furthermore, as demonstrated by Hong Kong protests in recent years over political, economic, and legal freedoms, and the Chinese government's response to them, there continues to exist political uncertainty within Hong Kong.
Chinese Securities Markets. The securities markets in China have a limited operating history and are not as developed as those in the United States. These markets tend to have had greater volatility than markets in the United States and some other countries. In addition, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the United States. Accordingly, issuers of securities in China are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely disclosure of information. During periods of significant market volatility, the Chinese government has, from time to time, intervened in its domestic securities markets to a greater degree than would be typical in more developed markets. Stock markets in China are in the process of change and further development. This may lead to trading volatility, unpredictable trading suspensions, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulations. These risks may be more pronounced for the A-share market than for Chinese securities markets generally because the A-share market is subject to greater government restrictions and control, including trading suspensions, as described in greater detail above.
Available Disclosure About Chinese Companies. Disclosure and regulatory standards in emerging market countries, such as China, are in many respects less stringent than U.S. standards. There is substantially less publicly available information about Chinese issuers than there is about U.S. issuers. The Chinese government has taken positions that prevent the United States Public Company Accounting Oversight Board (“PCAOB”) from inspecting the audit work and practices of accounting firms in mainland China and Hong Kong for compliance with U.S. law and professional standards. Audits performed by PCAOB-registered accounting firms in mainland China and Hong Kong may be less reliable than those performed by firms subject to PCAOB inspection. Therefore, disclosure of certain material information may not be made, and less information may be available to a Fund and other investors than would be the case if a Fund’s investments were restricted to securities of U.S. issuers. Chinese issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a Chinese issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. Generally Accepted Accounting Principles. As a result, there is substantially greater risk that disclosures will be incomplete or misleading and, in the event of investor harm, that there will be substantially less access to recourse, in comparison to U.S. domestic companies. Furthermore, under amendments to the Sarbanes-Oxley Act enacted in December 2020, which requires that the PCAOB be permitted to inspect the accounting firm of a U.S.-listed Chinese issuer, Chinese companies with securities listed on U.S. exchanges may be delisted if the PCAOB is unable to inspect the accounting firm.
Chinese Corporate and Securities Law. The regulations on investments and repatriation of capital by QFIIs and RQFIIs are relatively new. As a result, the application and interpretation of such investment regulations are relatively untested. In addition, PRC authorities have broad discretion in this regard. A Fund’s rights with respect to its investments in A-shares through Stock Connect or the China Sub-Adviser’s RQFII license will not be governed by U.S. law, and instead will be governed by Chinese law. China operates under a civil law system, in which court precedent is not binding. Because there is no binding precedent to interpret existing statutes, there is uncertainty regarding the implementation of existing law.
Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and stockholders’ rights often differ from those that may apply in the United States and other countries. Chinese laws providing protection to investors, such as laws regarding the fiduciary duties of officers and directors, are undeveloped and will not provide investors, such as a Fund, with protection in all situations where protection would be provided by comparable law in the United States. China lacks a national set of laws that address all issues that may arise with regard to a foreign investor such as a Fund.
It may therefore be difficult for a Fund to enforce its rights as an investor under Chinese corporate and securities laws, and it may be difficult or impossible for a Fund to obtain a judgment in court. Moreover, as Chinese corporate and securities laws continue to develop, these developments may adversely affect foreign investors, such as a Fund.

Special Risk Considerations of Investing in A-shares (the China Funds only)

Each Fund’s investments in A-shares via the Stock Connect are limited by the market-wide quotas imposed by Stock Connect. In addition, there may be significant restrictions on the repatriation of gains and income related to the China Sub-Adviser’s RQFII license that may affect a Fund’s ability to satisfy redemption requests. Currently, there are two stock exchanges in mainland China, the Shanghai and Shenzhen Stock Exchanges, and there is one stock exchange in Hong Kong. The Shanghai and Shenzhen Stock Exchanges are supervised by the China Securities Regulatory Commission (“CSRC”) and are highly automated with trading and settlement executed electronically. The Shanghai and Shenzhen Stock Exchanges are more volatile than the major securities markets in the United States. In comparison to the mainland Chinese securities markets, the securities markets in Hong Kong are relatively well developed and active.
The Shanghai Stock Exchange commenced trading on December 19, 1990, the Shenzhen Stock Exchange commenced trading on July 3, 1991 and the Hong Kong Stock Exchange commenced trading on April 2, 1986. The Shanghai and Shenzhen Stock Exchanges divide listed shares into two classes: A-shares and B-shares. Companies whose shares are traded on the Shanghai and Shenzhen Stock Exchanges that are incorporated in mainland China may issue both A-shares and B-shares. In China, the A-shares and B-shares of an issuer may only trade on one exchange. A-shares and B-shares may both be listed on either the Shanghai or Shenzhen Stock Exchanges. Both classes represent an ownership interest comparable to a share of common stock and all shares are entitled to substantially the same rights and benefits associated with ownership. A-shares are traded on the Shanghai and Shenzhen Stock Exchanges in RMB.
Stock Connect provides a daily market-wide quota of approximately $8 billion. Because restrictions continue to exist and capital therefore cannot flow freely into the A-share market, it is possible that in the event of a market disruption, the liquidity of the A-share market and trading prices of A-shares could be more severely affected than the liquidity and trading prices of markets where securities are freely tradable and capital therefore flows more freely. A Fund cannot predict the nature or duration of such a market disruption or the impact that it may have on the A-share market and the short-term and long-term prospects of its investments in the A-share market.
The A-share market may be considered volatile with a risk of suspension of trading in a particular security or government intervention. Securities on the A-share market, including one or more securities in an Index, may be suspended from trading without an indication of how long the suspension will last, which may impair the liquidity of such securities.
The Chinese government has in the past taken actions that benefited holders of A-shares. As A-shares become more available to foreign investors, such as a Fund, the Chinese government may be less likely to take action that would benefit holders of A-shares. In addition, there is no guarantee that the China Sub-Adviser will continue to maintain its RQFII if the RQFII license is eliminated by SAFE at some point in the future. A Fund cannot predict what would occur if an RQFII license of the China Sub-Adviser were eliminated, although such an occurrence would likely have a material adverse effect on a Fund.
From time to time, certain of the companies in which a Fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As an investor in such companies, a Fund will be indirectly subject to those risks.
Investment Restrictions. The Chinese government limits foreign investment in the securities of certain Chinese issuers entirely if foreign investment is banned in respect of the industry in which the relevant Chinese issuers are conducting their business. These restrictions or limitations may have adverse effects on the liquidity and performance of the Fund holdings as compared to the performance of its Index. This may increase the risk of tracking error and may adversely affect a Fund’s ability to achieve its investment objective.
Tax Risk. For a discussion regarding the tax risks applicable to the Fund’s investments in A-shares, please see “PRC Taxation” below.
The sale or transfer by the China Sub-Adviser of A-shares or B-shares will be subject to PRC Stamp Duty at a rate of 0.1% on the transacted value. However, the China Sub-Adviser will not be subject to PRC Stamp Duty when it acquires A-shares and B-shares.
It is unclear how China’s business tax may apply to activities of an RQFII and how such application may be affected by tax treaty provisions. A Fund’s shareholder’s ability to claim a credit for certain Chinese taxes may be limited under general U.S. tax principles. There is no guarantee that the temporary tax exemption or non-taxable treatment with respect to assets traded via QFIIs and RQFIIs described below will continue to apply. Such uncertainties may operate to the advantage or disadvantage of investors and may result in an increase or decrease in NAV of the Fund.
Risk of Loss of Favorable U.S. Tax Treatment. Each Fund intends to distribute annually all or substantially all of its investment company taxable income and net capital gain. However, if a Fund does not repatriate funds associated with direct investment in A-shares on a timely basis, it may be unable to satisfy the distribution requirements required to qualify for the favorable tax treatment otherwise generally afforded to RICs under the Internal Revenue Code. If a Fund fails to qualify for any taxable year as a RIC, the Fund would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level currently at a 21% U.S. federal tax rate and, when such income is distributed, to a further tax at the shareholder level to the extent of the Fund’s current or accumulated earnings and profits. In addition, the Fund would not be eligible for a deduction for dividends paid to shareholders. Furthermore, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (any of which could be subject to interest charges) before re-qualifying for taxation as a RIC. See below under “Shareholder Information—Tax Information—Taxes on Distributions” for more information.
Tax on Retained Income and Gains. To the extent a Fund does not distribute to shareholders all of its investment company taxable income and net capital gain in a given year, it will be required to pay U.S. federal income and excise tax on the retained income and gains, thereby reducing the Fund’s return. A Fund may elect to treat its net capital gain as having been distributed to shareholders. In that case, shareholders of record on the last day of the Fund’s taxable year will be required to include their attributable share of the retained gain in income for the year as a long-term capital gain despite not actually receiving the dividend, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Fund as well as an increase in the basis of their shares to reflect the difference between their attributable share of the gain and the related credit or refund.
Foreign Exchange Control. The Chinese government heavily regulates the domestic exchange of foreign currencies within China. Chinese law requires that all domestic transactions must be settled in RMB, places significant restrictions on the remittance of foreign currency and strictly regulates currency exchange from RMB. Under SAFE regulations, Chinese corporations may only purchase foreign currencies through government approved banks. In general, Chinese companies must receive approval from or register with the Chinese government before investing in certain capital account items, including direct investments and loans, and must thereafter maintain separate foreign exchange accounts for the capital items. Foreign investors may only exchange foreign currencies at specially authorized banks after complying with documentation requirements. These restrictions may adversely affect a Fund and its investments. There may not be sufficient amounts of RMB for a Fund to be fully invested because the Fund has to convert U.S. dollars received from the purchase of Creation Units into RMB to purchase RMB denominated investments. It should also be noted that that the PRC government’s policies on exchange control and repatriation restrictions are subject to change, and any such change may adversely impact a Fund. There can be no assurance that the RMB exchange rate will not fluctuate widely against the US dollar or any other foreign currency in the future. Under exceptional circumstances, payment of redemptions and/or dividend payment in RMB may be delayed due to the exchange controls and restrictions applicable to RMB.
Custody Risks of Investing in A-shares. Industrial and Commercial Bank of China Limited (“ICBC” or the “PRC sub- custodian”), which is approved by CSRC and SAFE as a qualified RQFII custodian, has been appointed to provide custody services to the Funds’ assets invested in A-shares and investments in the PRC. The PRC sub-custodian maintains the

Funds’ RMB deposit accounts and oversees the Funds’ investments in A-shares to ensure compliance with the rules and regulations of the CSRC and the People’s Bank of China. A-shares that are traded on the Shanghai or Shenzhen Stock Exchange are dealt and held in book-entry form through the CSDCC. The securities purchased by the China Sub-Adviser, in its capacity as a RQFII, on behalf of a Fund, will be received by the CSDCC as credited to a securities trading account maintained by the PRC sub-custodian in the joint names of the Fund and the China Sub-Adviser, and the Fund will pay the cost of the account. The China Sub-Adviser may not use the account for any other purpose than for maintaining the Fund’s assets. However, given that the securities trading account will be maintained in the joint names of the China Sub-Adviser and the Fund, the Fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. In particular, there is a risk that creditors of the China Sub-Adviser may assert that the securities are owned by the China Sub-Adviser and not the Fund, and that a court would uphold such an assertion, in which case creditors of the China Sub-Adviser could seize assets of the Fund.
Investment via Stock Connect is subject to similar custody risks. Securities purchased by the Fund through Stock Connect will be held via a book entry in an omnibus account in the name of HKSCC, Hong Kong’s clearing entity, at CSDCC. The Fund’s ownership interest in Stock Connect securities will not be reflected directly in the book entry with CSDCC and will instead only be reflected on the books of its Hong Kong sub-custodian.
Investors should also note that cash deposits in a Fund’s account with the PRC sub-custodian will not be segregated from the proprietary assets of the PRC sub-custodian or the assets of its other clients. Therefore, to the extent a Fund’s assets are commingled, the cash deposits will be vulnerable in the event of a liquidation or bankruptcy by the PRC sub-custodian. Under such circumstances, a Fund will not have any proprietary rights to the cash deposited in the account, and the Fund will become an unsecured creditor, and would have no priority over the claims of any other unsecured creditors to the assets of the PRC sub-custodian. A Fund may encounter difficulties or delays in recovering such debt, or may not be able to recover it in full or at all, in which case the Fund will suffer losses.
Use of Brokers. CSRC and SAFE regulations specify that all securities traded by the China Sub-Adviser, as a licensed RQFII, on behalf of a Fund must be executed through one of the specified brokers per exchange. As a result, the China Sub-Adviser will have less flexibility to choose among brokers on behalf of a Fund than is typically the case for investment managers.
Foreign Currency Considerations. Emerging markets such as China can experience high rates of inflation, deflation and currency devaluation. The value of the RMB may be subject to a high degree of fluctuation due to, among other things, changes in interest rates, the effects of monetary policies issued by the PRC, the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Each Fund invests a significant portion of its assets in investments denominated in RMB and the income received by each Fund will principally be in RMB. A Fund’s exposure to the RMB and changes in value of the RMB versus the U.S. dollar may result in reduced returns for the Fund. Moreover, a Fund may incur costs in connection with conversions between U.S. dollars and RMB. The RMB is currently not a freely convertible currency. The value of the RMB is based on a managed floating exchange rate based on market supply and demand with reference to a basket of foreign currencies. The daily trading price of the RMB is allowed to float within a narrow band around the central parity published by the People’s Bank of China. The Chinese government’s imposition of restrictions on the repatriation of RMB out of mainland China may limit the depth of the offshore RMB market and reduce the liquidity of a Fund’s investments. These restrictions as well as any accelerated appreciation or depreciation of RMB may adversely affect a Fund and its investments. Under exceptional circumstances, payment of redemptions and/or dividend payment in RMB may be delayed due to the exchange controls and restrictions applicable to RMB.
Each Fund’s assets are expected to be primarily invested in the A-shares of Chinese issuers and the income received by each Fund will be principally in RMB. Meanwhile, each Fund will compute and expects to distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the RMB falls relative to the U.S. dollar between the earning of the income and the time at which a Fund converts the RMB to U.S. dollars, the Fund may be required to liquidate certain positions in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements under the Internal Revenue Code. The liquidation of investments, if required, may also have an adverse impact on a Fund’s performance.
Furthermore, a Fund may incur costs in connection with conversions between U.S. dollars and RMB. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

RMB can be further categorized into onshore RMB (“CNY”), which can be traded only in the PRC, and offshore RMB (“CNH”), which can be traded outside the PRC. CNY and CNH are traded at different exchange rates and their exchange rates may not move in the same direction. Although there has been a growing amount of RMB held offshore, CNH cannot be freely remitted into the PRC and is subject to certain restrictions, and vice versa. A Fund may also be adversely affected by the exchange rates between CNY and CNH. In addition, there may not be sufficient amounts of RMB for a Fund to be fully invested because the Fund has to convert U.S. dollars received from the purchase of Creation Units into RMB to purchase A-shares, and this may result in settlement delays and increased tracking error. A Fund will be required to remit CNH to settle the purchase of A-shares by the Fund from time to time. In the event such remittance is disrupted, a Fund will not be able to fully replicate its Index by investing in the relevant A-shares, which may lead to increased tracking error. Moreover, the trading and settlement of RMB-denominated securities are recent developments in Hong Kong and there is no assurance that problems will not be encountered with the systems or that other logistical problems will not arise.
Currently, there is no market in China in which the Funds may engage in hedging transactions to minimize RMB foreign exchange risk, and there can be no guarantee that instruments suitable for hedging currency will be available to the Funds in China at any time in the future. In the event that in the future it becomes possible to hedge RMB currency risk in China, a Fund may seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in hedging transactions. In that case, such Fund may enter into forward currency exchange contracts and currency futures contracts and options on such futures contracts, as well as purchase put or call options on currencies, in China. Currency hedging would involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s and/or the China Sub-Adviser’s view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. The use of currency transactions could result in a Fund’s incurring losses as a result of the imposition of exchange controls, exchange rate regulation, suspension of settlements or the inability to deliver or receive a specified currency.
Disclosure of Interests and Short Swing Profit Rule. A Fund may be subject to shareholder disclosure of interest regulations promulgated by the CSRC. These regulations currently require a Fund to make certain public disclosures when the Fund and parties acting in concert with the Fund acquire 5% or more of the issued securities of a listed company (which include A-shares and B-shares of the listed company). If the reporting requirement is triggered, a Fund will be required to report information which includes, but is not limited to: (a) information about the Fund and the type and extent of its holdings in the company; (b) a statement of the Fund’s purposes for the investment and whether the Fund intends to increase its holdings over the following 12-month period; (c) a statement of the Fund’s historical investments in the company over the previous six months; (d) the time of, and other information relating to, the transaction that triggered the Fund’s holding in the listed company reaching the 5% reporting threshold; and (e) other information that may be required by the CSRC or the stock exchange. Additional information may be required if a Fund and its concerted parties constitute the largest shareholder or actual controlling shareholder of the listed company. The report must be made to the CSRC, the stock exchange, the invested company, and the CSRC local representative office where the listed company is located. A Fund would also be required to make a public announcement through a media outlet designated by the CSRC. The public announcement must contain the same content as the official report.
The relevant PRC regulations presumptively treat all affiliated investors and investors under common control as parties acting in concert. As such, under a conservative interpretation of these regulations, a Fund may be deemed as a “concerted party” of other funds managed by the Adviser and its affiliates and/or the China Sub-Adviser and its affiliates and therefore may be subject to the risk that the Fund’s holdings may be required to be reported in the aggregate with the holdings of such other funds should the aggregate holdings trigger the reporting threshold under the PRC law.
If the 5% shareholding threshold is triggered by a Fund and parties acting in concert with the Fund, the Fund would be required to file its report within three days of the date the threshold is reached. During the time limit for filing the report, a trading freeze applies and the Fund would not be permitted to make subsequent trades in the invested company’s securities. Any such trading freeze may negatively impact a Fund’s performance, if the Fund would otherwise make trades during that period but is prevented from doing so by the regulation.
Once a Fund and parties acting in concert reach the 5% trading threshold as to any listed company, any subsequent incremental increase or decrease of 5% or more will trigger a further reporting requirement and an additional three-day trading freeze, and also an additional freeze on trading within two days of the Fund’s report and announcement of the incremental change. These trading freezes may undermine a Fund’s performance as described above. Also, Shanghai Stock Exchange requirements currently require a Fund and parties acting in concert, once they have reached the 5% threshold, to disclose whenever their shareholding drops below this threshold (even as a result of trading which is less than the 5% incremental change that would trigger a reporting requirement under the relevant CSRC regulation).
CSRC regulations also contain additional disclosure (and tender offer) requirements that apply when an investor and parties acting in concert reach thresholds of 20% and greater than 30% shareholding in a company. Because no single underlying foreign investor investing through a RQFII or QFII (e.g., a Fund) may currently hold more than 10% of the total outstanding shares in one listed company, it is currently unlikely that a Fund’s trading would trigger the more detailed reporting or tender offer requirements at the higher thresholds.
Subject to the interpretation of PRC courts and PRC regulators, the operation of the PRC short swing profit rule may be applicable to the trading of a Fund with the result that where the holdings of the Fund (possibly with the holdings of other accounts managed by the Adviser or China Sub-Adviser) exceed 5% of the total issued shares of a listed company, the Fund may not reduce its holdings in the company within six months of the last purchase of shares of the company. If a Fund violates the rule, it may be required by the listed company to return any profits realized from such trading to the listed company. In addition, the rule limits the ability of a Fund to repurchase securities of the listed company within six months of such sale. Moreover, under PRC civil procedures, a Fund’s assets may be frozen to the extent of the claims made by the company in question. If the operation of the PRC short swing profit rule is triggered as described above, it may greatly impair the performance of a Fund.

RQFII Program Risk (the China Funds only)
The Adviser allocates a portion of VanEck China Growth Leaders ETF’s and VanEck ChiNext ETF’s assets to an unaffiliated sub-adviser with a Renminbi Qualified Foreign Institutional Investor (“RQFII”) license for purposes of investing in China A-shares (“A-shares”). The Adviser allocates a portion of VanEck China Bond ETF’s assets to an unaffiliated sub-adviser with an RQFII license for purposes of investing in Renminbi (“RMB”) denominated debt obligations issued within the People’s Republic of China (“PRC”). The China Sub-Adviser currently acts as the sub-adviser for the China Funds for these purposes.
Pursuant to PRC and RQFII regulations, SAFE is vested with the power to impose regulatory sanctions if the China Sub-Adviser, in its capacity as RQFII, or the PRC sub-custodian violates any provision of the RQFII regulations. Any such violations could result in the revocation of the China Sub-Adviser’s RQFII license or other regulatory sanctions and may adversely impact the China Funds’ ability to invest in A-shares. Such restriction may result in a rejection of applications or a suspension of dealings in the China Funds.
If SAFE revokes the China Sub-Adviser’s RQFII license, it may affect the ability of the China Funds to effectively pursue their respective investment strategy.
The China Sub-Adviser’s RQFII status could be suspended or revoked. There can be no assurance that the China Sub-Adviser will continue to maintain its RQFII. In the event the China Sub-Adviser is unable to maintain its RQFII status, and the Adviser is not able to retain another or an additional sub-adviser with an RQFII license (or, in the case of VanEck China Bond ETF, to identify other methods to invest in RMB Bonds), the China Funds may be unable to gain exposure to A-shares or RMB Bonds through the RQFII program. In such event it is possible that the trading price of the China Funds’ Shares on the Exchange will be at a significant premium or discount to the NAV (which may also increase tracking error of the Fund) and could experience significant redemptions. Also there is no assurance that redemption requests of the China Funds will be processed in a timely manner due to changes in RQFII regulations.
Further, the Adviser will rely on the arrangements entered into between the RQFII with its respective PRC sub-custodian with respect to the custody of its, and therefore a China Fund’s, assets in Chinese securities, and their PRC brokers in relation to the execution of transactions in A-shares, in the PRC markets. The China Funds may, therefore, incur losses due to the acts or omissions of the PRC brokers or the PRC sub-custodians in the execution or settlement of any transaction, or in the transfer of any funds or securities.
The current regulations on RQFII and the A-share market include rules on investment restrictions and limitation on foreign ownership or holdings applicable to the China Funds. Transaction sizes for RQFIIs are relatively large, with the corresponding heightened risk of exposure to decreased market liquidity and significant price volatility leading to possible adverse effects on the timing and pricing of acquisition or disposal of securities.
Although the regulations on RQFII have recently been revised to relax regulatory restrictions on offshore capital management by RQFIIs (including removal of RQFII quota limits and simplifying the repatriation of investment proceeds), it is a very new development that is subject to uncertainties in the implementation in practice, especially at early stages. The application and interpretation of such investment regulations are therefore relatively untested and there is no certainty as to how they will be applied as the PRC authorities and regulators have been given wide discretion in such investment regulations and there is no precedent or certainty as to how such discretion may be exercised now or in the future. The future application and/or interpretation of such regulations may create difficulties with respect to the manner in which the China Funds seek to invest in A-shares and/or RMB Bonds in furtherance of its investment objective.
The China Sub-Adviser, as a licensed RQFII, is currently permitted to repatriate RMB daily and is not subject to RMB repatriation restrictions, though it will need to prepare a tax payment commitment letter in respect of each repatriation of profit and capital. For avoidance of doubt, a repatriation of profit and capital at winding up is still subject to a tax audit. There is no assurance that RQFIIs may not be subject to restrictions or prior approval requirements in the future. Any additional restrictions imposed on the China Sub-Adviser or RQFIIs generally may have an adverse effect on the Fund’s ability to invest directly in RMB Bonds and its ability to meet redemption requests. There are also risks associated with the taxation of RQFIIs. Please refer to the section titled “PRC Taxation” below for more details.

PRC Custodian Risks
Where a China Fund invests in fixed income securities and/or eligible securities through the RQFII, such securities will be maintained by a local custodian pursuant to PRC regulations through appropriate securities accounts and such other relevant depositories in such name as may be permitted or required in accordance with PRC law.

The PRC custodian should have procedures to safe-keep the assets of the relevant China Fund. The securities accounts should generally be maintained and recorded in the joint name of the RQFII and the China Fund and segregated from the other assets of the PRC custodian. However, the RQFII regulations are subject to the interpretation of the relevant authorities in the PRC.
Any securities acquired by the China Funds held by the RQFII will be maintained by the PRC custodian and should be registered in the joint names of the RQFII and the relevant China Fund and for the sole benefit and use of such China Fund. Although the RQFII should be the party entitled to the securities, the related security may still be vulnerable to a claim by a liquidator of the RQFII and may not be as well protected as if they were registered solely in the name of the respective China Fund.
In addition, investors should note that cash deposited in the cash account of the relevant China Fund with the relevant PRC custodian will not be segregated but will be a debt owing from the PRC custodian to the relevant China Fund as a depositor. Such cash will be co-mingled with cash belonging to other clients of that local custodian. In the event of bankruptcy or liquidation of the local custodian, the relevant China Fund will not have any proprietary rights to the cash deposited in such cash account, and the relevant China Fund will become an unsecured creditor, ranking equal with all other unsecured creditors, of the PRC custodian. The relevant China Fund may face difficulty and/or encounter delays in recovering such debt, or may not be able to recover it in full or at all, in which case the relevant China Fund will suffer losses.

Stock Connect Program Risks (VanEck China Growth Leaders ETF, VanEck ChiNext ETF, VanEck Green Metals ETF and VanEck Rare Earth/Strategic Metals ETF only)
VanEck China Growth Leaders ETF, VanEck ChiNext ETF, VanEck Green Metals ETF and VanEck Rare Earth/Strategic Metals ETF may invest in A-shares listed and traded on the Shanghai Stock Exchange and the Shenzhen Stock Exchange through the Shanghai-Hong Kong Stock Connect Program and the Shenzhen-Hong Kong Stock Connect Program (together, “Stock Connect”), or on such other stock exchanges in China which participate in Stock Connect from time to time or in the future. Trading through Stock Connect is subject to a number of restrictions that may affect a Fund’s investments and returns. For example, purchases of A-shares through Stock Connect are subject to a daily quota which does not belong to the Fund and can only be utilised on a first-come-first-serve basis. Once the daily quota is exceeded, buy orders may be rejected. The Fund's ability to invest in A-shares may therefore be limited. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to a Fund. Furthermore, securities purchased via Stock Connect will be held via a book entry omnibus account in the name of Hong Kong Securities Clearing Company Limited (“HKSCC”), Hong Kong’s clearing entity, at the China Securities Depository and Clearing Corporation Limited (“CSDCC”). A Fund’s ownership interest in Stock Connect securities will not be reflected directly in book entry with CSDCC and will instead only be reflected on the books of its Hong Kong sub-custodian. A Fund may therefore depend on HKSCC’s ability or willingness as record-holder of Stock Connect securities to enforce the Fund’s shareholder rights. PRC law did not historically recognize the concept of beneficial ownership; while PRC regulations and the Hong Kong Stock Exchange have issued clarifications and guidance supporting the concept of beneficial ownership via Stock Connect, the interpretation of beneficial ownership in the PRC by regulators and courts may continue to evolve. Moreover, Stock Connect A-shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules.
A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-shares. Therefore, a Fund’s investments in Stock Connect A-shares are generally subject to PRC securities regulations and listing rules, among other restrictions. The Stock Exchange of Hong Kong, Shenzhen Stock Exchange (“SZSE”) and Shanghai Stock Exchange (“SSE”) reserve the right to suspend trading if necessary for ensuring an orderly and fair market and managing risks prudently, which could adversely affect a Fund’s ability to access the mainland China market. A stock may be recalled from the scope of eligible SSE securities or SZSE securities for trading via the Stock Connects for various reasons, and in such event, the stock can only be sold but is restricted from being bought. Stock Connect is only available on days when markets in both the PRC and Hong Kong are open, which may limit the Fund’s ability to trade when it would be otherwise attractive to do so.
Uncertainties in permanent PRC tax rules governing the taxation of income and gains from investments in Stock Connect A-shares could result in unexpected tax liabilities for the Fund. Please refer to the section titled “PRC taxation” below.
A Fund may, through the Stock Connect, access securities listed on the ChiNext Market and STAR Board of the SZSE. Listed companies on the ChiNext Market and STAR Board are usually of an emerging nature with smaller operating scale. Listed companies on the ChiNext Market and STAR Board are subject to wider price fluctuation limits and due to higher entry thresholds for investors, may have limited liquidity, compared to other boards. They are subject to higher fluctuation in stock prices and liquidity and have higher risks and turnover ratios than companies listed on the main board of the SZSE. Securities listed on the ChiNext Market may be overvalued and such exceptionally high valuation may not be sustainable. Stock prices may be more susceptible to manipulation due to fewer circulating shares. It may be more common and faster for companies listed on the ChiNext Market to delist. This may have an adverse impact on a Fund if the companies that they invest in are delisted. Also, the rules and regulations regarding companies listed on the ChiNext Market and STAR Board are less stringent in terms of profitability and share capital than those on the main board. Investments in the ChiNext Market and STAR Board may result in significant losses for a Fund and its investors. STAR Board is a newly established board and may have a limited number of listed companies during the initial stage. Investments in STAR board may be concentrated in a small number of stocks and subject the Fund to higher concentration risk.
The Stock Connect only operates on days when both the PRC and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. So it is possible that there are occasions when it is a normal trading day for the PRC market but the Fund cannot carry out any China A-shares trading via the Stock Connect. The Fund may be subject to a risk of price fluctuations in China A-shares during the time when any of the Stock Connect is not trading as a result.
PRC regulations require that before an investor sells any share, there should be sufficient shares in the account; otherwise the SSE or SZSE will reject the sell order concerned. SEHK will carry out pre-trade checking on China A-shares sell orders of its participants (i.e. the stock brokers) to ensure there is no over-selling. If the Fund intends to sell certain China A-shares it holds, it must transfer those China A-shares to the respective accounts of its broker(s) before the market opens on the day of selling (“trading day”). If it fails to meet this deadline, it will not be able to sell those shares on the trading day. Because of this requirement, the Fund may not be able to dispose of its holdings of China A-shares in a timely manner.
The Stock Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect a Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on a Fund’s investments and returns. Moreover, the rules and regulations may have potential retrospective effect. There can be no assurance that the Stock Connects will not be abolished. Investments in mainland China markets through the Stock Connects may adversely affect the Fund as a result of such changes.

Risk of Investing through the CIBM Direct Access Program (VanEck China Bond ETF only)
The China interbank bond market (“CIBM”) is an OTC market established in 1997, and accounts for a substantial portion of outstanding bond values of the total trading volume in the PRC. On CIBM, domestic institutional investors and certain foreign institutional investors can trade, on a one-to-one quote-driven basis, sovereign bonds, government bonds, corporate bonds, bond repo, bond lending, bills issued by the People’s Bank of China (“PBOC”) and other financial debt instruments.
CIBM is regulated and supervised by the PBOC. The PBOC is responsible for, among others, promulgating the applicable CIBM listing, trading and operating rules, and supervising the market operators of CIBM.
Beginning in 2016, eligible foreign institutional investors can conduct trading on the CIBM under a program established by the PBOC (“CIBM Direct Access Program”) subject to other rules and regulations as promulgated by the PRC authorities. There is no trading quota limitation.
The Fund’s investments in bonds through the CIBM Direct Access Program will be subject to a number of additional risks and restrictions that may affect the Fund’s investments and returns.
The CIBM Direct Access Program is relatively new. Laws, rules, regulations, policies, notices, circulars or guidelines relating to the CIBM Direct Access Program as published or applied by the PBOC and other PRC authorities are untested and are subject to change from time to time. There can be no assurance that the CIBM Direct Access Program will not be restricted, suspended or abolished. If such event occurs, the Fund’s ability to invest in the CIBM through the CIBM Direct Access Program will be adversely affected, and if the Fund is unable to adequately access the CIBM through other means, the Fund’s ability to achieve its investment objective will be adversely affected.
Under the prevailing PRC regulations, eligible foreign institutional investors who wish to invest directly in CIBM through the CIBM Direct Access Program may do so through an onshore settlement agent, who would be responsible for making the relevant filings and account opening with the relevant authorities. The Fund is therefore subject to the risk of default or errors on the part of such agent. Cash deposited in the cash account of the Fund with the relevant onshore settlement agent will not be segregated. In the event of the bankruptcy or liquidation of the onshore settlement agent, the Fund will not have any proprietary rights to the cash deposited in such cash account and may face difficulty and/or encounter delays in recovering such assets, or may not be able to recover it in full or at all, in which case the Fund will suffer losses.
Market volatility and potential lack of liquidity due to low trading volume of certain debt securities in the China interbank bond market may result in prices of certain debt securities traded on such market fluctuating significantly. The Fund is therefore subject to liquidity and volatility risks. The bid and offer spreads of the prices of such securities may be large, and the Fund may therefore incur significant trading and realization costs and may even suffer losses when selling such investments.
The Fund is also exposed to risks associated with settlement procedures and default of counterparties. The counterparty which has entered into a transaction with the Fund may default in its obligation to settle the transaction by delivery of the relevant security or by payment for value. Although there is no quota limitation regarding investment via the CIBM Direct Access Program, the Fund is required to make further filings with the PBOC if it wishes to increase its anticipated investment size. There is no guarantee the PBOC will accept such further filings. In the event any further filings for an increase in the anticipated investment size are not accepted by the PBOC, the Fund’s ability to invest in the CIBM will be limited and the performance of the relevant Sub-Fund may be unfavorably affected as a result.
Investing in the CIBM is also subject to certain restrictions imposed by the PRC authorities on fund remittance and repatriation which may potentially affect the Fund’s performance and liquidity. Any non-compliance with or failure to meet the fund remittance and repatriation requirements may result in regulatory sanctions which in turn may have an adverse impact on the portion of the Fund’s investment via the CIBM Direct Access Program. Further, there is no assurance that the fund remittance and repatriation requirements in relation to investment in CIBM will not be changed as a result of change in government policies or foreign exchange control policies. The Fund may incur loss in the event such change in the fund remittance and repatriation requirements in relation to investment in CIBM occurs.

Bond Connect Risks (VanEck China Bond ETF only)
The “Mutual Bond Market Access between Mainland China and Hong Kong” (“Bond Connect”) program is an initiative established to facilitate investors from Mainland China and Hong Kong to trade in each other’s bond markets through connection between the Mainland China and Hong Kong financial institutions.
Under the prevailing PRC regulations, eligible foreign investors will be allowed to invest in the bonds available on the CIBM through the northbound trading of the Bond Connect (“Northbound Trading Link”). There will be no investment quota for the Northbound Trading Link.
Under the Northbound Trading Link, eligible foreign investors are required to appoint the China Foreign Exchange Trade System & National Interbank Funding Centre (“CFETS”) or other institutions recognized by the PBOC as registration agents to apply for registration with the PBOC.
Eligible foreign investors may submit trade requests for bonds circulated in the CIBM through the Northbound Trading Link provided by offshore electronic bond trading platforms, which will in turn transmit their requests for quotation to CFETS. CFETS will send the requests for quotation to a number of approved onshore dealers (including market makers and others engaged in the market-making business) in Mainland China. The approved onshore dealers will respond to the requests for quotation via CFETS, and CFETS will send their responses to those eligible foreign investors through the same offshore electronic bond trading platforms. Once the eligible foreign investor accepts the quotation, the trade is concluded on CFETS.
On the other hand, the settlement and custody of bond securities traded in the CIBM under the Bond Connect will be done through the settlement and custody link between an offshore custody agent and onshore custodian and clearing institutions in Mainland China. In August 2018, the Bond Connect enhanced its settlement system to fully implement real-time delivery-versus-payment settlement of trades, which has resulted in increased adoption of the Bond Connect by investors. However, there is a risk that Chinese regulators may alter all or part of the structure and terms of, as well as a

China Fund’s access to, the Bond Connect in the future or eliminate it altogether, which may limit or prevent the Fund from investing directly in or selling its bond securities. Pursuant to the prevailing regulations in Mainland China, all bonds traded by eligible foreign investors will be registered in the name of the Central Moneymarkets Unit of the Hong Kong Monetary Authority (“CMU”), which will hold such bonds as a nominee owner.
The Bond Connect is relatively new. Laws, rules, regulations, policies, notices, circulars or guidelines relating to the Bond Connect as published or applied by any of the Bond Connect Authorities (as defined below) are untested and are subject to change from time to time. There can be no assurance that the Bond Connect will not be restricted, suspended or abolished. If such event occurs, the Fund’s ability to invest in the CIBM through the Bond Connect will be adversely affected, and if the Fund is unable to adequately access the CIBM through other means, the Fund’s ability to achieve its investment objective will be adversely affected.
Under the prevailing regulations, eligible foreign investors who wish to participate in the Bond Connect may do so through an offshore custody agent, registration agent or other third parties (as the case may be), who would be responsible for making the relevant filings and account opening with the relevant authorities. The Fund is therefore subject to the risk of default or errors on the part of such agents.
Trading through the Bond Connect is performed through newly developed trading platforms and operational systems. There is no assurance that such systems will function properly (in particular, under extreme market conditions) or will continue to be adapted to changes and developments in the market. In the event that the relevant systems fails to function properly, trading through the Bond Connect may be disrupted. The Fund’s ability to trade through the Bond Connect (and hence to pursue its investment strategy) may therefore be adversely affected. In addition, where the Fund invests in the CIBM through the Bond Connect, it may be subject to risks of delays inherent in the order placing and/or settlement.
The CMU (i.e. the HKMA) is the “nominee holder” of the bonds acquired by the Fund through the Bond Connect. Whilst the Bond Connect Authorities have expressly stated that investors will enjoy the rights and interests of the bonds acquired through the Bond Connect in accordance with applicable laws, the exercise and the enforcement of beneficial ownership rights over such bonds in the courts in China is yet to be tested. In addition, in the event that the nominee holder becomes insolvent, such bonds may form part of the pool of assets of the nominee holder available for distribution to its creditors and the Fund, as a beneficial owner, may have no rights whatsoever in respect thereof.

Chinese Variable Interest Entities Risks
Chinese operating companies sometimes rely on variable interest entity (“VIE”) structures to raise capital from non-Chinese investors. In a VIE structure, a China-based operating company establishes an entity (typically offshore) that enters into service and other contracts with the Chinese company designed to provide economic exposure to the company. The offshore entity then issues exchange-traded shares that are sold to the public, including non-Chinese investors (such as a Fund). Shares of the offshore entity are not equity ownership interests in the Chinese operating company and therefore the ability of the offshore entity to control the activities of the Chinese company are limited and the Chinese company may engage in activities that negatively impact investment value. The VIE structure is designed to provide the offshore entity (and in turn, investors in the entity) with economic exposure to the Chinese company that replicates equity ownership, without actual equity ownership. VIE structures are used due to Chinese government prohibitions on foreign ownership of companies in certain industries and it is not clear that the contracts are enforceable or that the structures will otherwise work as intended.
Intervention by the Chinese government with respect to VIE structures could adversely affect the Chinese operating company’s performance, the enforceability of the offshore entity’s contractual arrangements with the Chinese company and the value of the offshore entity’s shares. Further, if the Chinese government determines that the agreements establishing the VIE structure do not comply with Chinese law and regulations, including those related to prohibitions on foreign ownership, the Chinese government could subject the Chinese company to penalties, revocation of business and operating licenses or forfeiture of ownership interests. The offshore entity’s control over the Chinese company may also be jeopardized if certain legal formalities are not observed in connection with the agreements, if the agreements are breached or if the agreements are otherwise determined not to be enforceable. If any of the foregoing were to occur, the market value of a Fund’s associated portfolio holdings would likely fall, causing substantial investment losses for the Fund.
In addition, Chinese companies listed on U.S. exchanges, including ADRs and companies that rely on VIE structures, may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements. Delisting could significantly decrease the liquidity and value of the securities of these companies, decrease the ability of a Fund to invest in such securities and increase the cost of the Fund if it is required to seek alternative markets in which to invest in such securities.

Specific Risks Applicable to VanEck Bitcoin Strategy ETF
Under normal circumstances, the Fund will invest in Bitcoin Futures traded on commodity exchanges registered with the CFTC. Currently, the only commodity exchange registered with the CFTC on which Bitcoin Futures are traded is the CME.
The Fund is an actively managed ETF that does not seek to replicate the performance of a specified index.
Bitcoin Futures. Futures contracts are financial contracts the value of which depends on, or is derived from, the underlying reference asset. In the case of Bitcoin Futures, the underlying reference asset is bitcoin. Futures contracts may be physically-settled or cash-settled. The only futures contracts in which the Fund invests are cash-settled Bitcoin Futures. “Cash-settled” means that when the relevant futures contract expires, if the value of the underlying asset exceeds the futures contract price, the seller pays to the purchaser cash in the amount of that excess, and if the futures contract price exceeds the value of the underlying asset, the purchaser pays to the seller cash in the amount of that excess. In a cash-settled futures contract on bitcoin, the amount of cash to be paid is equal to the difference between the value of the bitcoin underlying the futures contract at the close of the last trading day of the contract and the futures contract price specified in the agreement. The CME has specified that the value of bitcoin underlying Bitcoin Futures traded on the CME will be determined by reference to a volume-weighted average of bitcoin trading prices on multiple bitcoin trading venues. Margin requirements for Bitcoin Futures traded on the CME or other futures exchanges may be substantially higher than margin requirements for many other types of futures contracts. If the Fund is unable to meet its investment objective, the Fund’s returns may be lower than expected. Additionally, these collateral requirements may require the Fund to liquidate its position when it otherwise would not do so.
Futures contracts exhibit “futures basis,” which refers to the difference between the current market value of the underlying bitcoin (the “spot” price) and the price of the cash-settled futures contracts. A negative futures basis exists when cash-settled bitcoin futures contracts generally trade at a premium to the current market value of bitcoin. If a negative futures basis exists, the Fund’s investments in bitcoin futures contracts will generally underperform a direct investment in bitcoin, and, therefore, it may be more difficult for the Fund to maintain the Target Exposure.
Bitcoin Reference Rate. The CME CF Bitcoin Reference Rate (“BRR”) is a daily reference rate of the U.S. Dollar price of one bitcoin, and serves as the underlying rate used to determine the final settlement of CME-traded Bitcoin Futures contracts. The BRR was introduced on November 14, 2016 to provide market participants with a reliable credible source for the price of bitcoin and intended to facilitate the creation of financial products based on bitcoin.
The BRR is calculated by the aggregation of executed trade flow of major bitcoin spot exchanges during a specific one-hour calculation window. All relevant transactions are added to a joint list, recording the trade price and size for each transaction. This one-hour window is then partitioned into twelve, five-minute intervals. For each partition, the volume-weighted median trade price is calculated from the trade prices and sizes of all relevant transactions, i.e. across all constituent exchanges. The BRR is then given by the equally-weighted average of the volume-weighted medians of all partitions. Calculation rules are geared toward a maximum of transparency and replicability in the underlying spot markets.
Regulatory Aspects of Investments in Futures. VEARA has registered as a CPO with the CFTC. VEARA’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse to the Fund.
Derivatives Rule. The Fund is required to comply with the derivatives rule when it engages in transactions involving futures and other derivatives involving future Fund payment or delivery obligations. VEARA cannot predict the effects of these requirements on the Fund. VEARA intends to monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective. See "SEC Regulatory Matters" above.

Specific Risks Applicable to VanEck Commodity Strategy ETF and VanEck Inflation Allocation ETF
Under normal circumstances, VanEck Inflation Allocation ETF, through a wholly-owned subsidiary of the Fund, invests in Exchange Traded Products that invest in commodities and Commodities Instruments. Under normal circumstances, VanEck Commodity Strategy ETF invests in certain Commodities Instruments through a wholly-owned subsidiary. The Funds’ wholly-owned subsidiaries are collectively referred to as the “Cayman Subsidiaries.”
Cayman Subsidiaries. Each Fund’s investment in its Cayman Subsidiary will generally not exceed 25% of the value of the Fund’s total assets at each quarter-end of the Fund's fiscal year. Each Cayman Subsidiary may invest in Commodities Instruments, as described under “Commodities Instruments” below. Because each Fund may invest a substantial portion of its assets in its Cayman Subsidiary, which may hold certain of the investments described in the Fund’s Prospectus and this SAI, each Fund may be considered to be investing indirectly in those investments through its Cayman Subsidiary. Therefore, except as otherwise noted, for purposes of this disclosure, references to a Fund’s investments strategies and risks include those of its Cayman Subsidiary.
The Cayman Subsidiaries are not registered under the 1940 Act and are not directly subject to its investor protections, except as noted in each Fund’s Prospectus or this SAI. However, each Cayman Subsidiary is wholly-owned and controlled by its Fund and is advised by VEARA. The Trust’s Board of Trustees has oversight responsibility for the investment activities of the Funds, including its investment in the Cayman Subsidiaries, and each Fund’s role as the sole shareholder of its Cayman Subsidiary. The Cayman Subsidiaries will also enter into separate contracts for the provision of custody, transfer agency, and accounting agent services with the same service providers or with affiliates of the same service providers that provide those services to its Fund.
Changes in the laws of the United States (where the Funds are organized) and/or the Cayman Islands (where the Cayman Subsidiaries are incorporated) could prevent a Fund and/or its Cayman Subsidiary from operating as described in its Prospectus and this SAI and could negatively affect the Fund and its shareholders. For example, the Cayman Islands currently does not impose certain taxes on the Cayman Subsidiaries, including income and capital gains tax, among others. If Cayman Islands laws were changed to require the Cayman Subsidiaries to pay Cayman Islands taxes, the investment returns of the Funds would likely decrease.
The financial statements of each Cayman Subsidiary will be consolidated with its Fund’s financial statements in the Fund’s annual and semi-annual reports.
Commodities Instruments. Each Fund gains exposure to Commodities Instruments primarily through its Cayman Subsidiary. Additional information on the Cayman Subsidiaries is set forth under “Cayman Subsidiaries” above. Additional information regarding specific Commodities Instruments is set forth below. The Funds, either directly or through the Cayman Subsidiaries, may also gain exposure to Commodities Instruments through investment in certain investment companies, including ETFs, and in ETNs.
Each Fund may invest up to 25% of its total assets in its Cayman Subsidiary, portions of which will be committed as “initial” and “variation” margin to secure the Cayman Subsidiary’s positions in Commodities Instruments. These assets are placed in accounts maintained by the Fund’s Cayman Subsidiary at the Cayman Subsidiary’s clearing broker or FCM, and are held in cash or invested in U.S. Treasury bills and other direct or guaranteed debt obligations of the U.S. government maturing within less than one year at the time of investment.
In the event that the securities are not listed on a national securities exchange, the principal trading market for some may be in the OTC market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Funds’ Shares will be adversely affected if trading markets for the Funds’ portfolio securities are limited or absent or if bid/ask spreads are wide.
Each Fund may also invest in securities issued by other investment companies, equity securities, fixed income securities and money market instruments, including repurchase agreements. For temporary defensive purposes, each Fund may invest without limit in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments.
Each Fund is an actively managed ETF that does not seek to replicate the performance of a specified index.
Regulatory developments affecting the exchange-traded and OTC derivatives markets may impair a Fund’s ability to manage or hedge its investment portfolio through the use of derivatives. The Dodd-Frank Act and the rules promulgated thereunder may limit the ability of a Fund to enter into one or more exchange-traded or OTC derivatives transactions.
Changes in the laws or regulations of the United States or the Cayman Islands, including any changes to applicable tax laws and regulations, could impair the ability of a Fund to achieve its investment objective and could increase the operating expenses of the Fund or its Cayman Subsidiary. CFTC regulations require an investment adviser of a registered investment company to register with the CFTC as a CPO if the investment company either markets itself as a vehicle for trading commodity interests or conducts more than a de minimis amount of speculative trading in commodity interests. Based on each Fund’s and its Cayman Subsidiary’s current investment strategies, each Fund and its Cayman Subsidiary are each a “commodity pool” and VEARA, which is currently registered with the CFTC as a CPO and commodity trading adviser under the CEA, is considered a CPO with respect to each Fund and its Cayman Subsidiary. Accordingly, each Fund and VEARA are subject to dual regulation by the CFTC and the SEC. Pursuant to certain CFTC regulations, each Fund and VEARA have elected to meet the requirements of certain CFTC regulations by complying with specific SEC rules and regulations relating to disclosure and reporting requirements. The CFTC could deem a Fund or VEARA in violation of an applicable CFTC regulation if the Fund or VEARA failed to comply with a related SEC regulatory requirement. In addition, the Funds and VEARA will remain subject to certain CFTC-mandated disclosure, reporting and recordkeeping regulations with respect to the Funds and the

Cayman Subsidiaries. Compliance with the CFTC regulations could increase a Fund’s expenses, adversely affecting the Fund’s total return.
In addition, the CFTC or the SEC could at any time alter the regulatory requirements governing the use of commodity index-linked notes, commodity futures, options on commodity futures or swap transactions by investment companies, which could result in the inability of a Fund to achieve its investment objective through its current strategies. For instance, in October 2020, the CFTC adopted amendments to its position limits rules that establish certain new and amended position limits for 25 specified physical commodity futures and related options contracts traded on exchanges, other futures contracts and related options directly or indirectly linked to such 25 specified contracts, and any OTC transactions that are economically equivalent to the 25 specified contracts. VEARA will need to consider whether the exposure created under these contracts (if applicable) might exceed the new and amended limits in anticipation of the applicable compliance dates, and the limits may constrain the ability of the Fund to use such contracts. The amendments also modify the bona fide hedging exemption for which certain swap dealers are currently eligible, which could limit the amount of speculative OTC transaction capacity each such swap dealer would have available for a Fund prior to the applicable compliance date.
Each Fund and its Cayman Subsidiary may utilize futures contracts. The use of futures is subject to applicable regulations of the SEC, the several exchanges upon which they are traded, the CFTC and various state regulatory authorities.
Futures Contracts. Each Fund may purchase and sell futures contracts. Each Fund (directly or through its Cayman Subsidiary) may invest in commodity futures contracts. Commodity futures contracts are generally based upon commodities within the six principal commodity groups: energy, industrial metals, agriculture, precious metals, foods and fibers, and livestock. The price of a commodity futures contract will reflect the storage costs of purchasing the commodity. These storage costs include the time value of money invested in the commodity plus the actual costs of storing the commodity less any benefits from ownership of the commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the “convenience yield”). To the extent that these storage costs change for an underlying commodity while the Fund is in a long position on that commodity, the value of the futures contract may change proportionately.
Commodity futures contracts are traded on futures exchanges. These futures exchanges offer a central marketplace in which to transact futures contracts, a clearing corporation to process trades, a standardization of expiration dates and contract sizes, and the availability of a secondary market. Futures markets also specify the terms and conditions of delivery as well as the maximum permissible price movement during a trading session. Additionally, the commodity futures exchanges may have position limit rules that limit the amount of futures contracts that any one party may hold in a particular commodity at any point in time. These position limit rules are designed to prevent any one participant from controlling a significant portion of the market. In the commodity futures markets, the exchange clearing corporation takes the other side in all transactions, either buying or selling directly to the market participants. The clearinghouse acts as the counterparty to all exchange-traded futures contracts, that is, a Fund’s or its Cayman Subsidiary’s obligation is to the clearinghouse, and the Fund or its Cayman Subsidiary will look to the clearinghouse to satisfy the Fund’s or its Cayman Subsidiary’s rights under a commodity futures contract.
Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund or its Cayman Subsidiary will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund or its Cayman Subsidiary is not able to enter into an offsetting transaction, the Fund or its Cayman Subsidiary will continue to be required to maintain the margin deposits on the futures contract.
Margin is the amount of funds that must be deposited by a Fund or its Cayman Subsidiary with its custodian or FCM in a segregated account in the name of the FCM in order to initiate futures trading and to maintain the Fund’s or its Cayman Subsidiary’s open positions in futures contracts. A margin deposit is intended to ensure a Fund’s or its Cayman Subsidiary’s performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract. Futures contracts are customarily purchased and sold on margins that may vary.
If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to a Fund or its Cayman Subsidiary. In computing daily net asset value, a Fund or its Cayman Subsidiary will mark to market the current value of its open futures contracts. A Fund and its Cayman Subsidiary expect to earn interest income on their margin deposits.
Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, a Fund or its Cayman Subsidiary would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline.
Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. Despite the daily price limits on various futures exchanges, the price volatility of commodity futures contracts has been historically greater than that for traditional securities such as stocks and bonds. To the extent that a Fund or its Cayman Subsidiary invests in commodity futures contracts, the assets of the Fund and the Cayman Subsidiary, and therefore the prices of Fund shares, may be subject to greater volatility.
There can be no assurance that a liquid market will exist at a time when a Fund or its Cayman Subsidiary seeks to close out a futures contract. A Fund or its Cayman Subsidiary would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s net asset value. There can be no assurance that an active secondary market will develop or continue to exist.
Regulatory Aspects of Investments in Futures. VEARA has registered as a CPO with the CFTC. VEARA’s investment decisions may need to be modified, and commodity contract positions held by a Fund and/or its Cayman Subsidiary may have to be liquidated at disadvantageous times or prices, to avoid exceeding position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change on a Fund is impossible to predict, but could be substantial and adverse to the Fund.
Derivatives Rule. The Fund is required to comply with the derivatives rule when it engages in transactions involving futures and oher derivatives involving future Fund payment or delivery obligations. VEARA cannot predict the effects of these requirements on the Fund. VEARA intends to monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective. See "SEC Regulatory Matters" above.
Federal Income Tax Treatment of Investments in the Cayman Subsidiaries. Each Fund must derive at least 90% of its gross income from certain qualifying sources of income in order to qualify as a RIC under the Internal Revenue Code. The IRS issued a revenue ruling in December 2005 which concluded that income and gains from certain commodity-linked derivatives are not qualifying income under subchapter M of the Internal Revenue Code. As a result, a Fund’s ability to invest directly in commodity-linked futures contracts or swaps or in certain exchange-traded trusts that hold commodities as part of its investment strategy is limited by the requirement that it receive no more than ten percent (10%) of its gross income from such investments. The IRS has issued private letter rulings to other taxpayers in which the IRS specifically concluded that income derived from a fund’s investment in a controlled foreign corporation (“CFC”) also will constitute qualifying income to the fund, even if the CFC itself owns commodity-linked futures contracts or swaps. A private letter ruling cannot be used or cited as precedent and is binding on the IRS only for the taxpayer that receives it. The Funds have not obtained a ruling from the IRS with respect to their investments or their structure. The IRS has currently suspended the issuance of private letter rulings relating to the tax treatment of income generated by investments in a subsidiary. The IRS has issued regulations that generally treat a fund’s income inclusion with respect to an investment in a non-U.S. company generating investment income as qualifying income if there is a current-year distribution out of the earnings and profits of the non-U.S. company that are attributable to such income inclusion, or if the income inclusion is derived with respect to the fund’s business of investing in stocks and securities. Each Fund intends to treat its income from its Cayman Subsidiary as qualifying income without any such ruling from the IRS. There can be no assurance that the IRS will not change its position with respect to some or all of these issues or if the IRS did so, that a court would not sustain the IRS’s position. Furthermore, the tax treatment of each Fund’s investments in its Cayman Subsidiary may be adversely affected by future legislation, court decisions, future IRS guidance or

Treasury regulations. If the IRS were to change its position or otherwise determine that income derived from a Fund’s investment in its Cayman Subsidiary does not constitute qualifying income and if such positions were upheld, or if future legislation, court decisions, future IRS guidance or Treasury regulations were to adversely affect the tax treatment of such investments, the Fund might cease to qualify as a RIC and would be required to reduce its exposure to such investments which could result in difficulty in implementing its investment strategy. If a Fund did not qualify as a RIC for any taxable year, the Fund’s taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.
Cayman Subsidiaries. Investments in the Cayman Subsidiaries are expected to provide the Funds with exposure to the commodity markets within the limitations of subchapter M of the Internal Revenue Code and recent IRS revenue rulings and regulations, as discussed above under “Federal Income Tax Treatment of Investments in the Cayman Subsidiaries” and below under “Taxes.” Each Cayman Subsidiary is a company organized under the laws of the Cayman Islands and is overseen by its own board of directors. Each Fund is the sole shareholder of its Cayman Subsidiary, and it is not currently expected that shares of the Cayman Subsidiaries will be sold or offered to other investors. It is expected that the Cayman Subsidiaries will primarily invest in Commodities Instruments. To the extent that a Fund invests in its Cayman Subsidiary, the Fund may be subject to the risks associated with such Commodities Instruments.
While the Cayman Subsidiaries may be considered similar to investment companies, they are not registered under the 1940 Act and, unless otherwise noted in each Fund’s Prospectus and this SAI, are not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of a Fund and/or its Cayman Subsidiary to operate as described in the Fund’s Prospectus and this SAI and could eliminate or severely limit the Fund’s ability to invest in its Cayman Subsidiary which may adversely affect the Fund and its shareholders.

EXCHANGE LISTING AND TRADING
A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in each Fund’s Prospectus under the headings “Summary Information—Principal Risks of Investing in the Fund” with respect to the applicable Fund, “Additional Information About the Funds’ Investment Strategies and Risks—Risks of Investing in the Funds,” “Shareholder Information—Determination of NAV” and “Shareholder Information—Buying and Selling Exchange-Traded Shares.” The discussion below supplements, and should be read in conjunction with, such sections of each Fund’s Prospectus.
The Shares of each Fund are listed on NYSE Arca, NASDAQ or Cboe and trade in the secondary market at prices that may differ to some degree from their NAV. An Exchange may but is not required to remove the Shares of the Funds from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the Funds, there are fewer than 50 beneficial holders of the Shares, (2) the Exchange becomes aware that the Funds are no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act, (3) the Funds no longer comply with certain listing exchange rules, or (4) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares from listing and trading upon termination of the Trust. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Funds will continue to be met.
As in the case of other securities traded on an Exchange, brokers’ commissions on secondary market transactions in Shares of each of the Funds will be based on negotiated commission rates at customary levels.
In order to provide investors with a basis to gauge whether the market price of the Shares on the Exchange is approximately consistent with the current value of the assets of a Fund on a per Share basis, an “intra-day indicative value” (“IIV” and also known as the Indicative Optimized Portfolio Value) for a Fund may be disseminated through the facilities of the Consolidated Tape Association’s Network B. IIVs are disseminated during regular Exchange trading hours. The Funds are not involved in or responsible for the calculation or dissemination of the IIVs and make no warranty as to the accuracy of the IIVs.
The IIV has a securities component and a cash component reflecting cash and other assets that may be held by the Funds. The securities values included in the IIV are the values of the Deposit Securities (as defined below under the heading “Creation and Redemption of Creation Units—Fund Deposit”) for the Funds. While the IIV reflects the approximate current value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Funds at a particular point in time because the current portfolio of each Fund may include securities that are not a part of the current Deposit Securities.

Therefore, while each Fund’s IIV may be disseminated during the Exchange trading hours, it should not be viewed as a real-time update of the Fund’s NAV, which is calculated only once a day.
The cash component included in the IIV could consist of estimated accrued interest, dividends and other income, less expenses. If applicable, the IIV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.

BOARD OF TRUSTEES OF THE TRUST

Trustees and Officers of the Trust
The Board of the Trust consists of six Trustees, five of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). Mr. Peter J. Sidebottom, an Independent Trustee, serves as Chairman of the Board. The Board is responsible for overseeing the management and operations of the Trust, including general supervision of the duties performed by the Advisers and other service providers to the Trust. The Advisers are responsible for the day-to-day administration and business affairs of the Trust.
The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: such person’s character and integrity; length of service as a board member of the Trust; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and, as to each Trustee other than Mr. van Eck, his status as not being an “interested person” (as defined in the 1940 Act) of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Chow, significant business and financial experience, particularly in the investment management industry, experience with trading and markets through his involvement with the Pacific Stock Exchange, and service as a chief executive officer, board member, partner or executive officer of various businesses and non-profit organizations; Ms. Hesslein, business and financial experience, particularly in the investment management industry, and service as a president, board member and/or executive officer of various businesses; Mr. Short, business and financial experience, particularly in the investment management industry, and service as a president, board member or executive officer of various businesses; Mr. Sidebottom, business and financial experience, particularly in the investment management industry, and service as partner and/or executive officer of various businesses; Mr. Stamberger, extensive business and financial experience, and previously served as the Senior Vice President of B2B, Future Plc, a global media company; and Mr. van Eck, business and financial experience, particularly in the investment management industry, and service as a president, executive officer and/or board member of various businesses, including VEAC, Van Eck Securities Corporation (“VESC”), and VEARA. References to the experience, qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
The Trustees of the Trust, their addresses, positions with the Trust, year of birth, term of office and length of time served, principal occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other directorships, if any, held by the Trustees, are set forth below.

Independent Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held Outside the Fund Complex[3] During Past Five Years
David H. Chow, 1957*†	Trustee	Since 2006	Founder and CEO, DanCourt Management LLC (financial/strategy consulting firm and Registered Investment Adviser), March 1999 to present.	66
Trustee, Berea College of Kentucky, May 2009 to present and currently Chairman of the Investment Committee; Trustee, MainStay Fund
Complex[4], January 2016 to present and currently Chairman of the Risk and Compliance Committee. Formerly, Member of the Governing Council of the Independent Directors Council, October 2012 to September 2020.

Laurie A. Hesslein, 1959*†	Trustee	Since 2019	Citigroup, Managing Director and Business Head, Local Consumer Lending North America, and CEO and President, CitiFinancial Servicing LLC (2013 - 2017).	66	Formerly, Trustee, First Eagle Senior Loan Fund, March 2017 to December 2021; and Trustee, Eagle Growth and Income Opportunities Fund, March 2017 to December 2020.
R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle).	78	Chairman and Independent Director, EULAV Asset Management; Lead Independent Director, Total Fund Solution; Independent Director, Contingency Capital, LLC; Trustee, Kenyon Review; Trustee, Children's Village. Formerly, Independent Director, Tremont offshore funds.
Peter J. Sidebottom, 1962*†	Chairman Trustee	Since 2022 Since 2012	Lead Partner, North America Banking and Capital Markets Strategy, Accenture, May 2017 to present; Partner, PWC/ Strategy & Financial Services Advisory, February 2015 to March 2017; Founder and Board Member, AspenWoods Risk Solutions, September 2013 to February 2016; Independent consultant, June 2013 to February 2015; Partner, Bain & Company (management consulting firm), April 2012 to December 2013; Executive Vice President and Senior Operating Committee Member, TD Ameritrade (on-line brokerage firm), February 2009 to January 2012.	66	Formerly, Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to 2009; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ- CAN, July 2014 to 2016.
Richard D. Stamberger, 1959*†	Trustee	Since 2006	Senior Vice President, B2B, Future Plc (a global media company), July 2020 to August 2022; President, CEO and co-founder, SmartBrief, Inc., 1999 to 2020.	78	Director, Food and Friends, Inc., 2013 to present.
________________________
1The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
2Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
4The MainStay Fund Complex consists of MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund.
*    Member of the Audit Committee.
†    Member of the Nominating and Corporate Governance Committee.

Interested Trustee

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held Outside the Fund Complex[3] During Past Five Years
Jan F. van Eck, 1963[4]	Trustee, Chief Executive Officer and President	Trustee (Since 2006); Chief Executive Officer and President (Since 2009)	Director, President and Chief Executive Officer of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.	78	Director, National Committee on US-China Relations.
____________________

1The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
2Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
4“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of VEAC, VEARA and VESC.

Officer Information
The Officers of the Trust, their addresses, positions with the Trust, year of birth and principal occupations during the past five years are set forth below.

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years
Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA.
Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.
Charles T. Cameron, 1960	Vice President	Since 2006	Portfolio Manager of VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.
John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.
Susan Curry, 1966	Assistant Vice President	Since 2022	Assistant Vice President of VEAC, VEARA and VESC; Formerly, Managing Director, Legg Mason, Inc.
Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of VEAC.
F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.
Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.
Nicholas Jackson, 1974	Assistant Vice President	Since 2018	Director, Business Development of VanEck Australia Pty Ltd. Formerly, Vice President, Business Development of VanEck Australia Pty Ltd.
Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016); Assistant Secretary (Since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.
Matthew McKinnon, 1970	Assistant Vice President	Since 2018	Head of Asia - Business Development of VanEck Australia Pty Ltd. Formerly, Director, Intermediaries and Institutions of VanEck Australia Pty Ltd.
Lisa Moss, 1965	Assistant Vice President and Assistant Secretary	Since 2022	Corporate Counsel of VEAC; Fomerly Senior Counsel, Perkins Coie LLP; Assistant General Counsel, Fred Alger Management, Inc.

Arian Neiron, 1979	Vice President	Since 2018	CEO (since 2021) & Managing Director and Head of Asia Pacific of VanEck Australia Pty Ltd.; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.
James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC and VEARA; Manager, Portfolio Administration of VEAC and VEARA. Officer of other investment companies advised by VEAC and VEARA.
Adam Phillips, 1970	Vice President	Since 2018	ETF Chief Operating Officer of VEAC; Director of other companies affiliated with VEAC.
Philipp Schlegel, 1974	Vice President	Since 2016	Managing Director of Van Eck Switzerland AG.
Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016); Secretary and Chief Legal Officer (Since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.
Andrew Tilzer, 1972	Assistant Vice President	Since 2021	Vice President of VEAC and VEARA; Vice President of Portfolio Administration of VEAC. Formerly, Assistant Vice President, Portfolio Operations of VEAC.
________________________

1The address for each Officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
2Officers are elected yearly by the Trustees.

The Board has an Audit Committee consisting of five Trustees who are Independent Trustees. Ms. Hesslein and Messrs. Chow, Short, Sidebottom and Stamberger currently serve as members of the Audit Committee and each of Ms. Hesslein and Messrs. Chow, Short, Sidebottom and Stamberger has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Mr. Short is the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board.
The Board also has a Nominating and Corporate Governance Committee consisting of five Independent Trustees. Ms. Hesslein and Messrs. Chow, Short, Sidebottom and Stamberger currently serve as members of the Nominating and Corporate Governance Committee. Mr. Stamberger is the Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the responsibility, among other things, to: (i) evaluate, as necessary, the composition of the Board, its committees and sub-committees and make such recommendations to the Board as deemed appropriate by the Committee; (ii) review and define Independent Trustee qualifications; (iii) review the qualifications of individuals serving as Trustees on the Board and its committees; (iv) evaluate, recommend and nominate qualified individuals for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board committee and subcommittee; and (v) review and assess, from time to time, the performance of the committees and subcommittees of the Board and report the results to the Board.

Board of Trustees and Committee Meetings
The Board, as well as its Audit and Nominating and Corporate Governance Committees held meetings as set forth below:

Fiscal Year	Number of Regular Meetings of the Board of Trustees	Number of Audit Committee Meetings	Number of Nominating and Corporate Governance Committee Meetings
October 1, 2020 - September 30, 2021	5	4	4
January 1, 2021 - December 31, 2021	5	4	4
May 1, 2021 - April 30, 2022	5	4	4

The Board has determined that its leadership structure is appropriate given the business and nature of the Trust. In connection with its determination, the Board considered that the Chairman of the Board is an Independent Trustee. The Chairman of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chairman’s independence facilitates meaningful dialogue between the Advisers and the Independent Trustees. The Board also considered that the Chairman of each Board committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Advisers. The Board reviews its structure on an annual basis.
As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.
The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself. The Trust faces a number of risks, such as investment-related and compliance risks. The Advisers’ personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall supervision of the Board or the applicable Committee of the Board, the Trust, the Advisers and the affiliates of the Advisers employ a variety of processes, procedures and controls to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer, as well as various personnel of the Advisers and other service providers such as the Trust’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.
The officers and Trustees of the Trust, in the aggregate, owned less than 1% of the Shares of VanEck Dynamic High Income ETF as of the date of this SAI.

The officers and Trustees of the Trust, in the aggregate, owned less than 1% of the Shares of VanEck Commodity Strategy ETF as of the date of this SAI.

The officers and Trustees of the Trust, in the aggregate, owned less than 1% of the Shares of VanEck CLO ETF as of June 10, 2022.

The officers and Trustees of the Trust, in the aggregate, owned less than 1% of the Shares of VanEck Digital Assets Mining ETF as of March 7, 2022.
The officers and Trustees of the Trust, in the aggregate, owned less than 1% of the Shares of VanEck Digital India ETF as of February 2, 2022.
For each Fund with a fiscal year end of April 30, 2022, the officers and Trustees of the Trust, in the aggregate, owned less than 1% of the Shares of each Fund as of July 31, 2022.
For each Fund with a fiscal year end of September 30, 2021, except as follows, the officers and Trustees of the Trust, in the aggregate, owned less than 1% of the Shares of each Fund as of December 31, 2021. The officers and Trustees of the Trust, in the aggregate, owned 4.39% of the Shares of VanEck Morningstar ESG Moat ETF.
For each Fund with a fiscal year end of December 31, 2021, except as follows, the officers and Trustees of the Trust, in the aggregate, owned less than 1% of the Shares of each Fund as of March 31, 2022. The officers and Trustees of the Trust, in the aggregate, owned 8.57% of the Shares of VanEck Bitcoin Strategy ETF and 1.16% of the Shares of VanEck Green Metals ETF, respectively.
The general management of the Mauritius Subsidiary is the responsibility of its Board of Directors, a majority of which are also Trustees of the Trust.

For each Trustee, the dollar range of equity securities beneficially owned (including ownership through the Trust’s Deferred Compensation Plan) by the Trustee in the Trust and in all registered investment companies advised by the Advisers (“Family of Investment Companies”) that are overseen by the Trustee is shown below. The information is provided as of December 31, 2021, unless otherwise noted.

Funds with Fiscal Year Ending 9/30/2021
	Independent Trustees					Interested Trustee
	David H. Chow	Laurie A. Hesslein	R. Alastair Short	Peter J. Sidebottom	Richard D. Stamberger	Jan F. van Eck
VanEck Biotech ETF	None	None	None	None	None	None
VanEck Digital Assets Mining ETF**	None	None	None	None	None	None
VanEck Digital Transformation ETF	None	None	None	None	None	Over $100,000
VanEck Energy Income ETF	None	None	None	None	None	None
VanEck Environmental Services ETF	None	None	None	None	None	None
VanEck Gaming ETF	None	None	None	None	$50,001-$100,000	$1-$10,000
VanEck Inflation Allocation ETF	None	None	None	None	None	$50,001-$100,000
VanEck Long/Flat Trend ETF	None	None	None	None	None	$50,001-$100,000
VanEck Morningstar Durable Dividend ETF	None	None	None	None	None	None
VanEck Morningstar ESG Moat ETF	None	None	None	None	None	$50,001-$100,000
VanEck Morningstar Global Wide Moat ETF	None	None	None	None	None	$10,001-$50,000
VanEck Morningstar International Moat ETF	None	None	None	None	$50,001-$100,000	Over $100,000
VanEck Morningstar Wide Moat ETF	Over $100,000	$10,001-$50,000	None	Over $100,000	Over $100,000	Over $100,000
VanEck Pharmaceutical ETF	None	None	None	None	None	None
VanEck Retail ETF	None	None	None	None	None	None
VanEck Semiconductor ETF	None	None	None	None	None	None
VanEck Social Sentiment ETF	None	None	None	None	None	$50,001-$100,000
VanEck Video Gaming and eSports ETF	None	None	None	None	None	None
Funds with Fiscal Year Ending 12/31/2021
	Independent Trustees					Interested Trustee
	David H. Chow	Laurie A. Hesslein	R. Alastair Short	Peter J. Sidebottom	Richard D. Stamberger	Jan F. van Eck
VanEck Africa Index ETF	None	None	None	None	None	$1-$10,000

VanEck Agribusiness ETF	None	None	None	None	None	None
VanEck Bitcoin Strategy ETF	None	None	None	None	None	Over $100,000
VanEck Brazil Small-Cap ETF	None	None	None	None	$10,001-$50,000	Over $100,000
VanEck China Growth Leaders ETF	None	None	$1-$10,000	None	None	$50,001-$100,000
VanEck ChiNext ETF	None	None	None	None	None	Over $100,000
VanEck CLO ETF*	None	None	None	None	None	None
VanEck Commodity Strategy ETF**	None	None	None	None	None	None
VanEck Digital India ETF**	None	None	None	None	None	None
VanEck Egypt Index ETF	None	None	None	None	None	$1-$10,000
VanEck Future of Food ETF	None	None	None	None	None	None
VanEck Gold Miners ETF	None	None	None	$50,001-$100,000	None	None
VanEck Green Metals ETF	None	None	None	None	None	Over $100,000
VanEck India Growth Leaders Index ETF	None	None	None	$1-$10,000	None	None
VanEck Indonesia Index ETF	None	None	None	$1-$10,000	None	$10,001-$50,000
VanEck Israel ETF	None	None	None	None	None	None
VanEck Junior Gold Miners ETF	None	None	None	None	None	None
VanEck Low Carbon Energy ETF	None	None	None	None	None	None
VanEck Natural Resources ETF	None	None	None	None	$50,001-$100,000	None
VanEck Oil Refiners ETF	None	None	None	None	None	$10,001-$50,000
VanEck Oil Services ETF	None	None	None	None	None	None
VanEck Rare Earth/Strategic Metals ETF	None	None	None	None	None	None
VanEck Russia ETF	None	None	None	$1-$10,000	None	None
VanEck Russia Small-Cap ETF	None	None	None	None	None	$1-$10,000
VanEck Steel ETF	None	None	None	None	None	None
VanEck Uranium+Nuclear Energy ETF	None	None	None	None	None	None
VanEck Vietnam ETF	None	None	None	$10,001-$50,000	None	None

Funds with Fiscal Year Ending 4/30/2022
	Independent Trustees					Interested Trustee
	David H. Chow	Laurie A. Hesslein	R. Alastair Short	Peter J. Sidebottom	Richard D. Stamberger	Jan F. van Eck
VanEck BDC Income ETF	None	None	None	None	None	$50,001-$100,000
VanEck CEF Muni Income ETF	None	None	None	None	None	Over $100,000
VanEck China Bond ETF	None	None	None	None	None	$10,001-$50,000
VanEck Dynamic High Income ETF***	None	None	None	None	None	None
VanEck Emerging Markets High Yield Bond ETF	None	None	None	None	None	Over $100,000
VanEck Fallen Angel High Yield Bond ETF	None	$50,001-$100,000	None	None	$50,001-$100,000	$10,001-$50,000
VanEck Green Bond ETF	None	None	None	None	None	$1-$10,000
VanEck High Yield Muni ETF	None	None	None	None	Over $100,000	None
VanEck HIP Sustainable Muni ETF	None	None	None	None	None	None
VanEck IG Floating Rate ETF	None	None	None	None	Over $100,000	Over $100,000
VanEck Intermediate Muni ETF	None	None	None	None	None	$10,001-$50,000
VanEck International High Yield Bond ETF	None	None	None	None	None	None
VanEck J.P. Morgan EM Local Currency Bond ETF	None	None	None	None	None	None
VanEck Moody's Analytics BBB Corporate Bond ETF	None	None	None	None	None	$1-$10,000
VanEck Moody's Analytics IG Corporate Bond ETF	None	None	None	None	None	$10,001-$50,000
VanEck Long Muni ETF	None	None	None	None	None	$10,001-$50,000
VanEck Mortgage REIT Income ETF	None	None	None	None	None	$50,001-$100,000
VanEck Muni Allocation ETF	None	None	None	None	None	None
VanEck Preferred Securities ex Financials ETF	None	None	None	None	None	None
VanEck Short High Yield Muni ETF	None	None	None	None	None	Over $100,000

VanEck Short Muni ETF	None	None	None	None	None	$10,001-$50,000
Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (as of December 31, 2021)	Over $100,000	$50,001-$100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
________________________
*VanEck CLO ETF, VanEck Digital Assets Mining ETF and VanEck Digital India ETF commenced operations after December 31, 2021.
**VanEck Commodity Strategy ETF has not commenced operations as of the date of this SAI.
***VanEck Dynamic High Income ETF has not commenced operations as of the date of this SAI.
As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment manager or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the investment manager or principal underwriter of the Funds.

Remuneration of Trustees
The Trust pays each Independent Trustee an annual retainer of $107,500 and a per meeting fee of $25,000 for scheduled meetings of the Board. Additionally, the Trust pays the Chairman of the Board an annual retainer of $62,000, the Chairman of the Audit Committee an annual retainer of $26,000 and the Chairman of the Governance Committee an annual retainer of $26,000. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred in attending such meetings. No pension or retirement benefits are accrued as part of Trustee compensation.
The table below shows the compensation paid to the Trustees by the Trust for the fiscal years ended as set forth in the charts below. Annual Trustee fees may be reviewed periodically and changed by the Trust’s Board.

Fiscal Year Ended	Name of Trustee	Aggregate Compensation From the Trust	Deferred Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and the Fund Complex(1) Paid to Trustee

September 30, 2021	David H. Chow	$279,917	$0	N/A	N/A	$279,917
	Laurie A. Hesslein	$200,000	$0	N/A	N/A	$200,000
	R. Alastair Short	$226,000	$0	N/A	N/A	$339,750
	Peter J. Sidebottom	$200,000	$0	N/A	N/A	$200,000
	Richard D. Stamberger	$179,382	$43,600	N/A	N/A	$333,432
	Jan F. van Eck(2)	$0	$0	N/A	N/A	$0

Fiscal Year Ended	Name of Trustee	Aggregate Compensation From the Trust	Deferred Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and the Fund Complex(1) Paid to Trustee

December 31, 2021	David H. Chow	$282,000	$0	N/A	N/A	$282,000
	Laurie A. Hesslein	$220,000	$0	N/A	N/A	$220,000
	R. Alastair Short	$246,000	$0	N/A	N/A	$356,000
	Peter J. Sidebottom	$220,000	$0	N/A	N/A	$220,000
	Richard D. Stamberger	$238,000	$47,600	N/A	N/A	$348,000
	Jan F. van Eck(2)	$0	$0	N/A	N/A	$0

Fiscal Year Ended	Name of Trustee	Aggregate Compensation From the Trust	Deferred Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and the Fund Complex(1) Paid to Trustee

April 30, 2022	David H. Chow	$286,375	$0	N/A	N/A	$286,375
	Laurie A. Hesslein	$224,375	$0	N/A	N/A	$224,375
	R. Alastair Short	$250,375	$0	N/A	N/A	$370,375
	Peter J. Sidebottom	$224,375	$0	N/A	N/A	$224,375
	Richard D. Stamberger	$195,500	$48,875	N/A	N/A	$368,125
	Jan F. van Eck(2)	$0	$0	N/A	N/A	$0
(1)The “Fund Complex” consists of VanEck Funds, VanEck VIP Trust and the Trust.
(2)“Interested person” under the 1940 Act.

PORTFOLIO HOLDINGS DISCLOSURE
Each Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites, such as www.vaneck.com. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Creation Units, together with estimates and actual cash components is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (the “NSCC”), a clearing agency that is registered with the SEC. The basket represents one Creation Unit of each Fund. The Trust, Advisers, Custodian (defined below) and Distributor (defined below) will not disseminate non-public information concerning the Trust.

QUARTERLY PORTFOLIO SCHEDULE
The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Funds’ portfolio holdings with the SEC on Form N-PORT. The Trust's Form N-PORT filings are available on the SEC’s website at http://www.sec.gov. You can write or email the SEC's Public Reference section and ask them to mail you information about the Funds. They will charge you a fee for this service. Each Fund’s complete schedule of portfolio holdings is also available through the Funds’ website, at www.vaneck.com or by calling 800.826.2333.

POTENTIAL CONFLICTS OF INTEREST
The Advisers (and their principals, affiliates or employees) may serve as investment adviser to other client accounts and conduct investment activities for their own accounts. Such “Other Clients” may have investment objectives or may implement investment strategies similar to those of the Funds. When an Adviser implements investment strategies for Other Clients that are similar or directly contrary to the positions taken by a Fund, the prices of the Fund’s securities may be negatively affected. For example, when purchase or sales orders for a Fund are aggregated with those of other funds and/or Other Clients and allocated among them, the price that the Fund pays or receives may be more in the case of a purchase or less in a sale than if the Advisers served as adviser to only the Fund. When Other Clients are selling a security that a Fund owns, the price of that security may decline as a result of the sales. The compensation that each Adviser receives from Other Clients may be higher than the compensation paid by a Fund to the Adviser. The Advisers have implemented procedures to monitor trading across the Funds and their Other Clients. Furthermore, an Adviser may recommend a Fund purchase securities of issuers to which it, or its affiliate, acts as adviser, manager, sponsor, distributor, marketing agent, or in another capacity and for which it receives advisory or other fees. While this practice may create conflicts of interest, the Adviser has adopted procedures to minimize such conflicts.

VanEck CLO ETF only
The portfolio manager at the CLO Sub-Adviser manages other funds and mandates that purchase investment grade and below-investment grade CLO securities, which creates conflicts of interest with respect to portfolio management decisions and execution. The CLO Sub-Adviser recognizes that it may be subject to a conflict of interest with respect to allocations of investment opportunities and transactions among its clients. To mitigate these conflicts, the CLO Sub-Adviser’s policies and procedures seek to provide that investment decisions are made in accordance with the fiduciary duties owed to such accounts and without consideration of the CLO Sub-Adviser’s economic, investment or other financial interests.

CODE OF ETHICS
The Funds, the Advisers, the Sub-Advisers (with respect to the China Funds and VanEck CLO ETF) and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (“Rule 17j-1”). Such Codes of Ethics require, among other things, that “access persons” (as defined in Rule 17j-1) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility. The Codes of Ethics allow such access persons to invest in securities or instruments that may be purchased and held by a Fund, provided such investments are done consistently with the provisions of the Codes of Ethics.

PROXY VOTING POLICIES AND PROCEDURES
The Funds’ proxy voting record is available upon request, by calling 800.826.2333, and on the SEC’s website at http://www.sec.gov. Proxies for each Fund’s portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth in Appendix A to this SAI.
The Trust is required to disclose annually each Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds is available by calling 800.826.2333 or by writing to 666 Third Avenue, 9th Floor, New York, New York 10017. The Funds’ Form N-PX is also available on the SEC’s website at www.sec.gov.

MANAGEMENT
The following information supplements and should be read in conjunction with the “Management of the Funds” section of each Prospectus.

Investment Advisers and Sub-Advisers
Van Eck Associates Corporation (All Funds except VanEck Bitcoin Strategy ETF, VanEck CLO ETF, VanEck Commodity Strategy ETF, VanEck Inflation Allocation ETF and the China Funds).
VEAC acts as investment adviser to the Trust and, subject to the general supervision of the Board, is responsible for the day-to-day investment management of the Funds. VEAC is a private company with headquarters in New York and manages numerous pooled investment vehicles and separate accounts. VEAC has been wholly owned by members of the van Eck family since its founding in 1955 and its shares are held by VEAC’s Chief Executive Officer, Jan van Eck, and his family. Mr. van Eck’s positions with the Trust and each Adviser are discussed above.
VEAC serves as investment adviser to VanEck Gold Miners ETF pursuant to an investment management agreement between VanEck Gold Miners ETF and VEAC (the “Gold Miners Investment Management Agreement”) and also serves as investment adviser to each of the other Funds except VanEck Bitcoin Strategy ETF, VanEck Commodity Strategy ETF and VanEck Inflation Allocation ETF, pursuant to various investment management agreements between the Trust and VEAC (each a “Trust Investment Management Agreement” and, together with the Gold Miners Investment Management Agreement, the “VEAC Investment Management Agreement”). Under the VEAC Investment Management Agreement, VEAC, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages the investment of the Funds’ assets. VEAC is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Funds. All investment decisions relating to the VanEck India Growth Leaders ETF will be made outside of India.
Investments in the securities of other investment companies (“underlying funds”) may involve duplication of advisory fees and certain other expenses. By investing in an underlying fund, the VanEck Dynamic High Income ETF or VanEck Muni Allocation ETF becomes a shareholder of that underlying fund. As a result, the VanEck Dynamic High Income ETF’s or VanEck Muni Allocation ETF’s shareholders will indirectly bear the VanEck Dynamic High Income ETF’s or VanEck Muni Allocation ETF’s proportionate share of the fees and expenses paid by shareholders of the underlying fund, in addition to the fees and expenses the VanEck Dynamic High Income ETF’s or VanEck Muni Allocation ETF’s shareholders directly bear in connection with the VanEck Dynamic High Income ETF’s or VanEck Muni Allocation ETF’s own operations.
The China Funds. VEAC acts as investment adviser to the China Funds and, subject to the general supervision of the Board, is responsible for overseeing the activities of the China Sub-Adviser and for the day-to-day investment management of the China Funds’ assets allocated to it. The China Sub-Adviser acts as investment sub-adviser to the China Funds and, subject to the oversight of VEAC, is responsible for the day-to-day investment management of the China Funds’ assets allocated to it.

VEAC serves as investment adviser to each of the China Funds pursuant to the VEAC Investment Management Agreement. Under the VEAC Investment Management Agreement, VEAC, subject to the supervision of the Board and in conformity with the stated investment policies of the China Funds, manages and administers the Trust and oversees the China Sub-Adviser with respect to the duties it has delegated to the China Sub-Adviser regarding the investment and reinvestment of the China Funds’ assets, respectively. The China Sub-Adviser serves as investment sub-adviser to the China Funds pursuant to investment sub-advisory agreements between the Adviser and the China Sub-Adviser (the “China Investment Sub-Advisory Agreements”). The China Sub-Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the China Funds’ assets allocated to it.
In rendering investment sub-advisory services to the Funds, a Sub-Adviser may use portfolio management, research and other services of an affiliate of the Sub-Adviser subject to supervision by the Sub-Adviser. Such affiliate may not be registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. In such instances, the affiliate is considered a “participating affiliate” of the Sub-Adviser as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the supervision of a registered adviser.
VanEck CLO ETF. VEAC acts as investment adviser to VanEck CLO ETF and, subject to the general supervision of the Board, is responsible for overseeing the activities of the CLO Sub-Adviser and for the day-to-day investment management of VanEck CLO ETF’s assets allocated to it. The CLO Sub-Adviser acts as investment sub-adviser to VanEck CLO ETF and, subject to the oversight of VEAC, is responsible for the day-to-day investment management of VanEck CLO ETF’s assets allocated to it.
VEAC serves as investment adviser to VanEck CLO ETF pursuant to the VEAC investment management agreement between the Trust and the Adviser. Under the VEAC Investment Management Agreement, VEAC, subject to the supervision of the Board and in conformity with the stated investment policies of VanEck CLO ETF, manages and administers the Trust and oversees the CLO Sub-Adviser with respect to the duties it has delegated to the CLO Sub-Adviser regarding the investment and reinvestment of VanEck CLO ETF’s assets. The CLO Sub-Adviser serves as investment sub-adviser to VanEck CLO ETF pursuant to investment sub-advisory agreement between the Adviser and the CLO Sub-Adviser (the “CLO Investment Sub-Advisory Agreement,” together with the China Investment Sub-Advisory Agreements, the “Investment Sub-Advisory Agreements”). The CLO Sub-Adviser is responsible for placing purchase and sale orders and providing continuous supervision of VanEck CLO ETF’s assets allocated to it.
In rendering investment sub-advisory services to the Funds, a Sub-Adviser may use portfolio management, research and other services of an affiliate of the Sub-Adviser subject to supervision by the Sub-Adviser. Such affiliate may not be registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. In such instances, the affiliate is considered a “participating affiliate” of the Sub-Adviser as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the supervision of a registered adviser.
Van Eck Absolute Return Advisers Corporation (VanEck Bitcoin Strategy ETF, VanEck Commodity Strategy ETF and VanEck Inflation Allocation ETF only.)
VEARA acts as investment adviser to the VanEck Bitcoin Strategy ETF, VanEck Commodity Strategy ETF, VanEck Inflation Allocation ETF and the Cayman Subsidiaries and, subject to the general supervision of the Board, is responsible for the day-to-day investment management of the VanEck Bitcoin Strategy ETF, VanEck Commodity Strategy ETF, VanEck Inflation Allocation ETF and the Cayman Subsidiaries. VEARA is a private company with headquarters in New York and manages numerous pooled investment vehicles and separate accounts. VEARA is a wholly owned subsidiary of VEAC and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended, and with the CFTC as a CPO and commodity trading advisor under the CEA. VEARA serves as investment adviser to the Funds pursuant to investment management agreements between the Trust and VEARA (each a “VEARA Investment Management Agreement” and together with the VEAC Investment Management Agreement, the “Investment Management Agreements”). Under each VEARA Investment Management Agreement, VEARA, subject to the supervision of the Board and in conformity with the stated investment policies of the VanEck Bitcoin Strategy ETF, VanEck Commodity Strategy ETF and VanEck Inflation Allocation ETF, manages the investment of the VanEck Bitcoin Strategy ETF's, VanEck Commodity Strategy ETF's and VanEck Inflation Allocation ETF’s assets. VEARA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the VanEck Bitcoin Strategy ETF, VanEck Commodity Strategy ETF and VanEck Inflation Allocation ETF. Investments in underlying funds may involve duplication of advisory fees and certain other expenses. By investing in an underlying fund, the VanEck Inflation Allocation ETF becomes a shareholder of that underlying fund. As a result, the VanEck Inflation Allocation ETF’s shareholders will indirectly bear the VanEck Inflation Allocation ETF’s proportionate share of the fees and expenses paid by shareholders of the underlying fund, in addition to the fees and expenses the VanEck Inflation Allocation ETF’s shareholders directly bear in connection with the

VanEck Inflation Allocation ETF’s own operations. To minimize the duplication of fees, VEARA has agreed to waive the management fee it charges to the VanEck Inflation Allocation ETF by any amount it collects as a management fee from an underlying fund managed by the VEARA or VEAC, as a result of an investment of the VanEck Inflation Allocation ETF’s assets in such underlying fund.
All Funds
Indemnification. Pursuant to the Investment Management Agreements, the Trust has agreed to indemnify VEAC and VEARA for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties. With respect to the China Funds and VanEck CLO ETF, pursuant to each Investment Sub-Advisory Agreement, the Adviser has agreed to indemnify each Sub-Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.
Compensation. As compensation for its services under each Investment Management Agreement, each Adviser is paid a monthly fee based on a percentage of each applicable Fund's average daily net assets at the annual rate set forth below.
From time to time, the applicable Adviser may waive all or a portion of its fees for certain Funds. Until at least each date set forth below, the applicable Adviser has agreed to waive fees and/or pay certain Fund expenses to the extent necessary to prevent the operating expenses of each Fund except for VanEck ChiNext ETF, VanEck China Growth Leaders ETF, VanEck Inflation Allocation ETF and VanEck India Growth Leaders ETF (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding the percentage set forth below of such Fund’s average daily net assets per year. Until at least the date set forth below, VEAC has agreed to waive fees and/or pay Fund and Mauritius Subsidiary expenses to the extent necessary to prevent the operating expenses of VanEck India Growth Leaders ETF (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses of the Fund and the Mauritius Subsidiary) from exceeding the percentage set forth below of its average daily net assets per year. Until at least the date set forth below, VEARA has agreed to waive fees and/or pay Fund and Cayman Subsidiary expenses in an amount equal to the fees paid to VEARA by the Cayman Subsidiaries and to the extent necessary to prevent the operating expenses of VanEck Commodity Strategy ETF and VanEck Inflation Allocation ETF (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses of the Funds and the Cayman Subsidiaries) from exceeding the percentages set forth below of their average daily net assets per year. Until at least the date set forth below, VEAC has agreed to waive fees and/or pay certain Fund expenses to the extent necessary to prevent the operating expenses of VanEck ChiNext ETF and VanEck China Growth Leaders ETF (excluding acquired fund fees and expenses, trading expenses, taxes and extraordinary expenses) from exceeding the percentage set forth below of its average daily net assets per year.
Under the VEAC Investment Management Agreement for the Municipal Funds, VanEck CEF Muni Income ETF and VanEck Muni Allocation ETF, VEAC is responsible for all expenses of the Municipal Funds, VanEck CEF Muni Income ETF and VanEck Muni Allocation ETF, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the VEAC Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. For its services to each applicable Municipal Fund, VanEck CEF Muni Income ETF and VanEck Muni Allocation ETF, each applicable Fund has agreed to pay VEAC an annual unitary management fee equal to the percentage of each Fund’s average daily net assets as set forth below. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to a Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of a Fund to be listed on an exchange. Notwithstanding the foregoing, VEAC has agreed to pay all such offering costs until at least September 1, 2023.
Under the VEAC Investment Management Agreement for the VanEck Energy Income ETF, VEAC is responsible for all expenses of the VanEck Energy Income ETF, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the VEAC Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes (including accrued deferred tax liability) and extraordinary expenses. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to the Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of the Fund to be listed on an exchange. Notwithstanding the foregoing, the Adviser has agreed to pay such offering costs until at least February 1, 2022.
Under the VEAC Investment Management Agreement for the VanEck BDC Income ETF, VanEck Emerging Markets High Yield Bond ETF, VanEck Fallen Angel High Yield Bond ETF, VanEck Green Bond ETF, VanEck International High Yield Bond ETF, VanEck IG Floating Rate ETF, VanEck Moody's Analytics BBB Corporate Bond ETF, VanEck Moody's Analytics IG Corporate Bond ETF, VanEck Mortgage REIT Income ETF and VanEck Preferred Securities ex Financials ETF, VEAC is responsible for all expenses of each Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the VEAC Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to the Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of the Fund to be listed on an exchange. Notwithstanding the foregoing, the Adviser has agreed to pay such offering costs until at least September 1, 2023.

Under the VEAC Investment Management Agreement for the VanEck CLO ETF, VEAC is responsible for all expenses of VanEck CLO ETF, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the VEAC Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to the Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of the Fund to be listed on an exchange. Notwithstanding the foregoing, the Adviser has agreed to pay such offering costs until at least May 1, 2024.

Under the VEAC Investment Management Agreement for the VanEck Biotech ETF, VanEck Digital Transformation ETF, VanEck Dynamic High Income ETF, VanEck Morningstar Durable Dividend ETF, VanEck Pharmaceutical ETF, VanEck Retail ETF, VanEck Semiconductor ETF and VanEck Social Sentiment ETF, VEAC is responsible for all expenses of the VanEck Biotech ETF, VanEck Digital Transformation ETF, VanEck Morningstar Durable Dividend ETF, VanEck Pharmaceutical ETF, VanEck Retail ETF, VanEck Semiconductor ETF and VanEck Social Sentiment ETF, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the VEAC Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes (including accrued deferred tax liability) and extraordinary expenses. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to the Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of the Fund to be listed on an exchange. Notwithstanding the foregoing, VEAC has agreed to pay such offering costs with respect to VanEck Digital Transformation ETF until at least February 1, 2023.
VEARA is responsible for all expenses of the VanEck Bitcoin Strategy ETF, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the VEARA Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses (except that VEARA will pay any net account or similar fees charged by FCMs), taxes and extraordinary expenses. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to the Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of the Fund to be listed on an exchange. Notwithstanding the foregoing, the Adviser has agreed to pay such offering costs and trading expenses that are net account or similar fees charged by FCMs until at least May 1, 2023.

Under the VEAC Investment Management Agreement for the VanEck Digital India ETF, VanEck Green Metals ETF, VanEck Future of Food ETF, VanEck Natural Resources ETF and VanEck Oil Services ETF, VEAC is responsible for all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the VEAC Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to the Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of the Fund to be listed on an exchange. Notwithstanding the foregoing, the Adviser has agreed to pay such offering costs until at least May 1, 2023.

Under the VEAC Investment Management Agreement for the VanEck Digital Assets Mining ETF, VEAC is responsible for all expenses of the VanEck Digital Assets Mining ETF, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the VEAC Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to the Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of the Fund to be listed on an exchange. Notwithstanding the foregoing, the Adviser has agreed to pay such offering costs until at least February 1, 2024.

Under the VEARA Investment Management Agreement for VanEck Commodity Strategy ETF, VEARA is responsible for all expenses of VanEck Commodity Strategy ETF (inclusive of any Cayman Subsidiary expense), including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the VEARA Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to the Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of the Fund to be listed on an exchange. Notwithstanding the foregoing, the Adviser has agreed to pay such offering costs until at least May 1, 2024.

Under the VEAC Investment Management Agreement for the VanEck Dynamic High Income ETF, VEAC is responsible for all expenses of the VanEck Dynamic High Income ETF, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the VEAC Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to the Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of the Fund to be listed on an exchange. Notwithstanding the foregoing, the Adviser has agreed to pay such offering costs until at least September 1, 2023.

Fund	Management Fee	Expense Cap	Fee Arrangement Duration Date
BDC Income ETF	0.40%	N/A	September 1, 2023
CEF Muni Income ETF	0.40%	N/A	September 1, 2023
China Bond ETF	0.40%	0.50%	September 1, 2023
Dynamic High Income ETF	0.10%	N/A	September 1, 2023
Emerging Markets High Yield Bond ETF	0.40%	N/A	September 1, 2023
Fallen Angel High Yield Bond ETF	0.35%	N/A	September 1, 2023
Green Bond ETF	0.20%	N/A	September 1, 2023
High Yield Muni ETF	0.35%	N/A	September 1, 2023
HIP Sustainable Muni ETF	0.24%	N/A	September 1, 2023
IG Floating Rate ETF	0.14%	N/A	September 1, 2023
Intermediate Muni ETF	0.24%	N/A	September 1, 2023
International High Yield Bond ETF	0.40%	N/A	September 1, 2023
J.P. Morgan EM Local Currency Bond ETF	0.27%	0.30%	September 1, 2023
Long Muni ETF	0.24%	N/A	September 1, 2023
Moody's Analytics BBB Corporate Bond ETF	0.25%	N/A	September 1, 2023
Moody's Analytics IG Corporate Bond ETF	0.20%	N/A	September 1, 2023
Mortgage REIT Income ETF	0.40%	N/A	September 1, 2023
Muni Allocation ETF	0.08%	N/A	September 1, 2023
Preferred Securities ex Financials ETF	0.40%	N/A	September 1, 2023
Short High Yield Muni ETF	0.35%	N/A	September 1, 2023
Short Muni ETF	0.20%	N/A	September 1, 2023

Biotech ETF	0.35%	N/A	February 1, 2023
Digital Assets Mining ETF	0.50%	N/A	February 1, 2024
Digital Transformation ETF	0.50%	N/A	February 1, 2023
Energy Income ETF	0.45%	N/A	February 1, 2023
Environmental Services ETF	0.50%	0.55%	February 1, 2023
Gaming ETF	0.50%	0.65%	February 1, 2023
Inflation Allocation ETF*	0.50%	0.55%	February 1, 2023
Long/Flat Trend ETF	0.50%	0.55%	February 1, 2023
Morningstar Durable Dividend ETF	0.29%	N/A	February 1, 2023
Morningstar ESG Moat ETF	0.45%	0.49%	February 1, 2023
Morningstar Global Wide Moat ETF	0.45%	0.52%	February 1, 2023
Morningstar International Moat ETF	0.50%	0.56%	February 1, 2023
Morningstar Wide Moat ETF	0.45%	0.49%	February 1, 2023
Pharmaceutical ETF	0.35%	N/A	February 1, 2023

Fund	Management Fee	Expense Cap	Fee Arrangement Duration Date
Retail ETF	0.35%	N/A	February 1, 2023
Semiconductor ETF	0.35%	N/A	February 1, 2023
Social Sentiment ETF	0.75%	N/A	February 1, 2023
Video Gaming and eSports ETF	0.50%	0.55%	February 1, 2023

Africa Index ETF	0.50%	0.78%	May 1, 2023
Agribusiness ETF	0.50%	0.56%	May 1, 2023
Bitcoin Strategy ETF	0.65%	N/A	May 1, 2023
Brazil Small-Cap ETF	0.50%	0.59%	May 1, 2023
ChiNext ETF	0.50%	0.65%	May 1, 2023
China Growth Leaders ETF	0.50%	0.60%	May 1, 2023
CLO ETF	0.40%	N/A	May 1, 2024
Commodity Strategy ETF*	0.55%	N/A	May 1, 2024
Digital India ETF	0.75%	N/A	May 1, 2023
Egypt Index ETF	0.50%	0.94%	May 1, 2023
Future of Food ETF	0.69%	N/A	May 1, 2023
Gold Miners ETF	0.50%	0.53%	May 1, 2023
Green Metals ETF	0.59%	N/A	May 1, 2023
India Growth Leaders ETF	0.50%	0.75%	May 1, 2023
Indonesia Index ETF	0.50%	0.57%	May 1, 2023
Israel ETF	0.50%	0.59%	May 1, 2023
Junior Gold Miners ETF	0.50%	0.56%	May 1, 2023
Low Carbon Energy ETF	0.50%	0.62%	May 1, 2023
Natural Resources ETF	0.49%	N/A	May 1, 2023
Oil Refiners ETF	0.50%	0.59%	May 1, 2023
Oil Services ETF	0.35%	N/A	May 1, 2023
Rare Earth/Strategic Metals ETF	0.50%	0.57%	May 1, 2023
Russia ETF**	0.50%	0.62%	May 1, 2023
Russia Small-Cap ETF**	0.50%	0.67%	May 1, 2023
Steel ETF	0.50%	0.55%	May 1, 2023
Uranium+Nuclear Energy ETF	0.50%	0.60%	May 1, 2023
Vietnam ETF	0.50%	0.76%	May 1, 2023
*For purposes of calculating the fees for the VanEck Commodity Strategy ETF and VanEck Inflation Allocation ETF, the net assets of VanEck Commodity Strategy ETF and VanEck Inflation Allocation ETF include the value of VanEck Commodity Strategy ETF’s and VanEck Inflation Allocation ETF’s interest in the Cayman Subsidiary.

**Expense Cap excludes depositary receipt fees up to 0.10% and 0.08% of the average daily net assets for VanEck Russia ETF and VanEck Russia Small-Cap ETF, respectively.

The management fees paid by each Fund and the expenses waived or assumed by the applicable Adviser during the Funds’ last three fiscal years, or, if the Fund has not been in existence for a full fiscal year, since the commencement of operations of that Fund, are set forth in the chart below.

Fund	Fiscal Year End	Management Fees Paid During the Fiscal Year			Expenses Waived or Assumed by the Adviser During the Fiscal Year
		2020	2021	2022	2020	2021	2022

VanEck BDC Income ETF††	April 30th	$866,413	$1,035,972	$2,070,800	$165,099	$138,962	$0

Fund	Fiscal Year End	Management Fees Paid During the Fiscal Year			Expenses Waived or Assumed by the Adviser During the Fiscal Year
VanEck CEF Muni Income ETF**	April 30th	$638,959	$633,357	$811,918	$67,473	$0	$0
VanEck China Bond ETF	April 30th	$17,787	$160,811	$520,949	$134,871	$71,206	$13,281
VanEck Dynamic High Income ETF(1)	April 30th	N/A	N/A	N/A	N/A	N/A	N/A
VanEck Emerging Markets High Yield Bond ETF††	April 30th	$1,268,560	$1,965,965	$4,778,794	$226,035	$227,753	0
VanEck Fallen Angel High Yield Bond ETF††	April 30th	$5,297,274	$13,474,169	$17,079,449	$1,063,209	$2,573,466	0
VanEck Green Bond ETF††	April 30th	$97,108	$176,324	$195,123	$166,308	$225,350	0
VanEck High Yield Muni ETF*	April 30th	$11,111,433	$10,439,300	$12,684,417	$0	$0	$0
VanEck HIP Sustainable Muni ETF(2)	April 30th	N/A	N/A	$20,951	N/A	N/A	$0
VanEck IG Floating Rate ETF††	April 30th	$1,770,125	$1,648,059	$1,082,404	$1,313,517	$1,167,598	$0
VanEck Intermediate Muni ETF*	April 30th	$4,309,785	$4,087,387	$4,495,019	$0	$0	$0
VanEck International High Yield Bond ETF††	April 30th	$439,036	$400,413	$407,619	$240,655	$156,488	$0
VanEck J.P. Morgan EM Local Currency Bond ETF	April 30th	$12,637,396	$8,952,123	$9,396,110	$2,773,632	$340,005	$599,324
VanEck Long Muni ETF*	April 30th	$458,216	$529,294	$576,431	$0	$0	$0
VanEck Moody's Analytics BBB Corporate Bond ETF(3)	April 30th	N/A	$10,228	$24,438	N/A	$0	$0
VanEck Moody's Analytics IG Corporate Bond ETF(3)	April 30th	N/A	$12,227	$29,210	N/A	$0	$0
VanEck Mortgage REIT Income ETF††	April 30th	$738,169	$840,540	$1,213,758	$160,577	$172,617	$0
VanEck Muni Allocation ETF(4)**	April 30th	$3,095	$3,920	$3,285	$46,557	$0	$0
VanEck Preferred Securities ex Financials ETF††	April 30th	$2,779,281	$3,142,918	$4,123,634	$256,042	$237,827	$0
VanEck Short High Yield Muni ETF*	April 30th	$876,690	$860,132	$1,420,161	$0	$0	$0
VanEck Short Muni ETF*	April 30th	$402,287	$465,944	$643,677	$0	$0	$0

		2019	2020	2021	2019	2020	2021
VanEck Biotech ETF†††	September 30th	$1,364,903	$1,411,239	$1,851,610	$197,996	$160,681	$154,118
VanEck Digital Assets Mining ETF(5)	September 30th	N/A	N/A	N/A	N/A	N/A	N/A
VanEck Digital Transformation ETF(6)	September 30th	N/A	N/A	$92,680	N/A	N/A	N/A
VanEck Environmental Services ETF	September 30th	$147,606	$169,331	$251,107	$74,358	$101,413	$78,229
VanEck Gaming ETF	September 30th	$131,776	$165,791	$584,280	$75,639	$88,120	N/A
VanEck Inflation Allocation ETF(7)	September 30th	$111,688	$108,692	$54,195	$83,936	$123,057	$113,306
VanEck Long/Flat Trend ETF(8)	September 30th	$295,086	$259,201	$162,038	$70,183	$109,661	$86,726
VanEck Morningstar Durable Dividend ETF(9)†††	September 30th	$24,336	$79,598	129,126	$71,507	$120,921	106,447

Fund	Fiscal Year End	Management Fees Paid During the Fiscal Year			Expenses Waived or Assumed by the Adviser During the Fiscal Year
VanEck Morningstar ESG Moat ETF(10)	September 30th	N/A	N/A	N/A	N/A	N/A	N/A
VanEck Morningstar Global Wide Moat ETF(11)	September 30th	$17,090	$35,682	70,997	$73,915	$120,765	106,704
VanEck Morningstar International Moat ETF	September 30th	$417,289	$320,356	$324,991	$98,409	$118,906	$123,821
VanEck Morningstar Wide Moat ETF	September 30th	$9,154,293	$14,106,785	$23,313,143	$0	$0	$0
VanEck Pharmaceutical ETF†††	September 30th	$707,676	$705,625	$891,904	$150,850	$138,347	$131,784
VanEck Retail ETF†††	September 30th	$314,687	$375,184	$754,573	$113,648	$131,054	$140,149
VanEck Semiconductor ETF†††	September 30th	$3,694,199	$6,658,157	$16,978,049	$386,331	$345,202	$629,776
VanEck Social Sentiment ETF(12)	September 30th	N/A	N/A	$1,166,411	N/A	N/A	N/A

Fund	Fiscal Year End	Management Fees Paid During the Fiscal Year			Expenses Waived or Assumed by the Adviser During the Fiscal Year
VanEck Video Gaming and eSports ETF(13)	September 30th	$85,821	$935,048	$3,743,207	$74,286	$59,209	N/A
		November 30, 2019	September 30, 2020	September 30, 2021	November 30, 2019	September 30, 2020	September 30, 2021
VanEck Energy Income ETF*†	September 30th	$327,476	$100,109	$110,883	$0	$0	$0

		2019	2020	2021	2019	2020	2021
VanEck Africa Index ETF	December 31st	$279,894	$211,779	$301,959	$65,774	$57,606	$0
VanEck Agribusiness ETF	December 31st	$3,615,501	$3,045,901	$5,628,329	$0	$0	$0
VanEck Bitcoin Strategy ETF(14)	December 31st	N/A	N/A	$11,779	N/A	N/A	$0
VanEck Brazil Small-Cap ETF	December 31st	$447,572	$282,104	$222,441	$89,704	$131,494	$107,578
VanEck China Growth Leaders ETF	December 31st	$356,650	$227,466	$182,421	$333,269	$302,827	$292,512
VanEck ChiNext ETF	December 31st	$136,485	$184,554	$237,417	$118,619	$183,092	$113,686
VanEck CLO ETF(15)	December 31st	N/A	N/A	N/A	N/A	N/A	N/A
VanEck Commodity Strategy ETF(16)	December 31st	N/A	N/A	N/A	N/A	N/A	N/A
VanEck Digital India ETF(17)	December 31st	N/A	N/A	N/A	N/A	N/A	N/A
VanEck Egypt Index ETF	December 31st	$196,464	$115,230	$107,861	$39,809	$28,822	$18,199
VanEck Future of Food ETF(18)	December 31st	N/A	N/A	$1,437	N/A	N/A	N/A
VanEck Gold Miners ETF	December 31st	$53,842,504	$74,909,513	$71,948,299	$0	$0	$0
VanEck Green Metals ETF(19)	December 31st	N/A	N/A	$7,463	N/A	N/A	$0
VanEck India Growth Leaders ETF	December 31st	$760,484	$401,208	$368,180	$0	$155,333	$72,692
VanEck Indonesia Index ETF	December 31st	$215,052	$166,361	$188,448	$98,777	$132,060	$94,463
VanEck Israel ETF	December 31st	$268,083	$298,647	$405,775	$166,870	$116,929	$95,203
VanEck Junior Gold Miners ETF	December 31st	$21,262,348	$26,972,600	$25,816,105	$0	$0	$0
VanEck Low Carbon Energy ETF	December 31st	$453,986	$685,772	$1,520,022	$25,109	$29,968	$0
VanEck Natural Resources ETF††††	December 31st	$353,318	$248,945	$385,384	$206,461	$203,578	$223,899
VanEck Oil Refiners ETF	December 31st	$119,831	$90,743	$102,017	$102,490	$125,778	$87,835
VanEck Oil Services ETF††††	December 31st	$2,719,707	$1,781,434	$6,974,591	$305,084	$254,131	$200,786
VanEck Rare Earth/Strategic Metals ETF	December 31st	$847,063	$831,684	$4,059,556	$60,775	$71,288	$0
VanEck Russia ETF	December 31st	$6,614,532	$5,412,011	$8,429,436	$0	$0	$0
VanEck Russia Small-Cap ETF	December 31st	$176,212	$152,411	$157,417	$150,684	$169,231	$103,861
VanEck Steel ETF	December 31st	$292,623	$234,556	$796,411	$89,706	$183,792	$7,626
VanEck Uranium+Nuclear Energy ETF	December 31st	$121,444	$95,610	$129,291	$78,447	$123,504	$74,174

Fund	Fiscal Year End	Management Fees Paid During the Fiscal Year			Expenses Waived or Assumed by the Adviser During the Fiscal Year
VanEck Vietnam ETF	December 31st	$2,142,303	$1,852,953	$2,658,482	$0	$0	$0
s noted above, each Municipal Fund and the VanEck Energy Income ETF has adopted a unitary management fee.
**Effective November 1, 2019, each of VanEck CEF Muni Income ETF and VanEck Muni Allocation ETF has adopted a unitary management fee.
† Effective September 9, 2020, VanEck Energy Income ETF changed its fiscal year-end from November 30th to September 30th.
†† Effective May 1, 2021, each of VanEck BDC Income ETF, VanEck Emerging Markets High Yield Bond ETF, VanEck Fallen Angel High Yield Bond ETF, VanEck Green Bond ETF, VanEck International High Yield Bond ETF, VanEck IG Floating Rate ETF, VanEck Mortgage REIT Income ETF and VanEck Preferred Securities ex Financials ETF has adopted a unitary management fee.
††† Effective October 1, 2021, each of VanEck Biotech ETF, VanEck Morningstar Durable Dividend ETF, VanEck Pharmaceutical ETF, VanEck Retail ETF and VanEck Semiconductor ETF has adopted a unitary management fee.
†††† Effective January 1, 2022, each of VanEck Natural Resources ETF and VanEck Oil Services ETF has adopted a unitary management fee.

(1) VanEck Dynamic High Income ETF has not commenced operations as of the date of this SAI.
(2) VanEck HIP Sustainable Muni ETF did not commence operations until September 8, 2021.
(3)    Each of VanEck Moody's Analytics BBB Corporate Bond ETF and VanEck Moody's Analytics IG Corporate Bond ETF did not commence operations until December 1, 2020.
(4) VanEck Muni Allocation ETF did not commence operations until May 15, 2019.
(5) VanEck Digital Assets Mining ETF did not commence operations until March 7, 2022.
(6) VanEck Digital Transformation ETF did not commence operations until April 12, 2021.
(7) VanEck Inflation Allocation ETF did not commence operations until April 9, 2018.
(8) VanEck Long/Flat Trend ETF did not commence operations until October 4, 2017.
(9) VanEck Morningstar Durable Dividend ETF did not commence operations until October 30, 2018.
(10) VanEck Morningstar ESG Moat ETF did not commence operations until October 5, 2021.
(11) VanEck Morningstar Global Wide Moat ETF did not commence operations until October 30, 2018.
(12) VanEck Social Sentiment ETF did not commence operations until March 2, 2021.
(13) VanEck Video Gaming and eSports ETF did not commence operations until October 16, 2018.
(14) VanEck Bitcoin Strategy ETF did not commence operations until November 15, 2021.
(15) VanEck CLO ETF did not commence operations until June 21, 2022.
(16) VanEck Commodity Strategy ETF has not commenced operations as of the date of this SAI.
(17) VanEck Digital India ETF did not commence operations until February 15, 2022.
(18) VanEck Future of Food ETF did not commence operations until November 30, 2021.
(19) VanEck Green Metals ETF did not commence operations until November 9, 2021.

With respect to the China Funds, for the services provided and the expenses assumed by the China Sub-Adviser pursuant to the China Investment Sub-Advisory Agreements, VEAC (not the China Funds) will pay a monthly fee to the China Sub-Adviser based on a percentage of the management fee paid to the Adviser after taking into account the Index license fee and expenses paid by the Adviser.
With respect to VanEck CLO ETF, for the services provided and the expenses assumed by the CLO Sub-Adviser pursuant to the CLO Investment Sub-Advisory Agreement, VEAC (not VanEck CLO ETF) will pay a monthly fee to the CLO Sub-Adviser based on a percentage of the management fee paid to the Adviser after taking into account certain expenses paid by the Adviser.

The following table sets forth the aggregate investment sub-advisory fees paid by VEAC to each China Fund’s Sub-Adviser and the percentage of the Fund’s average daily net assets represented by such fees, in each case during the Funds’ last three fiscal years, as applicable. Since VanEck CLO ETF has not commenced operations as of the date of this SAI, no sub-advisory fees have been paid by VEAC to the CLO Sub-Adviser.

	Fees Paid During the Fiscal Year Ended April 30,			Percentage of the Fund's Average Daily Net Assets for Fiscal Year Ended April 30,
Fund	2020	2021	2022	2020	2021	2022
VanEck China Bond ETF	$0	$0	$0	N/A	N/A	N/A

	Fees Paid During the Fiscal Year Ended December 31,			Percentage of the Fund's Average Daily Net Assets for Fiscal Year Ended December 31,
Fund	2019	2020	2021	2019	2020	2021
VanEck China Growth Leaders ETF	$0	$0	$0	0.00%	0.00%	0.00%
VanEck ChiNext ETF	$0	$0	$0	0.00%	0.00%	0.00%
Term. Each Investment Management Agreement is subject to annual approval by (1) the Board or (2) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of a Fund’s outstanding voting securities. Each Investment Management Agreement is also terminable upon 60 days’ notice by the applicable Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act). The CLO Investment Sub-Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to VanEck CLO ETF by the Board, or by vote of the holders of a majority of VanEck CLO ETF’s outstanding voting securities on 60 days’ written notice to the CLO Sub-Adviser, by VEAC on sixty days’ written notice to the CLO Sub-Adviser or by the CLO Sub-Adviser on 120 days’ written notice to VEAC and the Trust. The China Investment Sub-Advisory Agreements terminate automatically upon assignment and are terminable at any time without penalty as to the China Funds by the Board, or by vote of the holders of a majority of each China Fund’s outstanding voting securities on 60 days’ written notice to the China Sub-Adviser, by VEAC on six (6) months’ written notice to the China Sub-Adviser or by the China Sub-Adviser on six (6) months’ written notice to VEAC and the Trust.
Mauritius Subsidiary Investment Management Agreement. VEAC provides an investment program for the Mauritius Subsidiary and manages the investment of the Mauritius Subsidiary’s assets under the overall supervision of the Board of Directors of the Mauritius Subsidiary. Pursuant to a management agreement between VEAC and the Mauritius Subsidiary (the “Mauritius Subsidiary Investment Management Agreement”), VEAC does not receive any fees from the Mauritius Subsidiary.
The Mauritius Subsidiary Investment Management Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Mauritius Subsidiary by the Board of Directors of the Mauritius Subsidiary, the Trust’s Independent Trustees or by vote of the holders of a majority of the Mauritius Subsidiary’s outstanding voting securities on 60 days’ written notice to VEAC, or by VEAC on 60 days’ written notice to the Mauritius Subsidiary. Pursuant to the Mauritius Subsidiary Investment Management Agreement, VEAC will not be liable for any error of judgment or mistake of law or for any loss suffered by the Mauritius Subsidiary in connection with the performance of the Mauritius Subsidiary Investment Agreement, except a loss resulting from willful misfeasance, bad faith, fraud or gross negligence on the part of VEAC in the performance of its duties or from reckless disregard of its duties and obligations thereunder.
Cayman Subsidiary Investment Management Agreements. VEARA provides investment programs for the Cayman Subsidiaries and manages the investment of the Cayman Subsidiaries’ assets under the overall supervision of the Boards of Directors of the Cayman Subsidiaries. Pursuant to a management agreement between VEARA and the Cayman Subsidiary for VanEck Inflation Allocation ETF, VEARA may receive certain fees for managing the Cayman Subsidiary’s assets and will waive or credit such amounts, if applicable, against the fees payable to VEARA by VanEck Inflation Allocation ETF.
Each of the management agreements between VEARA and the Cayman Subsidiaries (the “Cayman Subsidiary Investment Management Agreements”) terminates automatically upon assignment and is terminable at any time without penalty as to the respective Cayman Subsidiary by the Board of Directors of such Cayman Subsidiary, the Trust’s Independent Trustees or by vote of the holders of a majority of such Cayman Subsidiary’s outstanding voting securities on 60 days’ written notice to VEARA, or by VEARA on 60 days’ written notice to such Cayman Subsidiary. Pursuant to the Cayman Subsidiary Investment Management Agreements, VEARA will not be liable for any error of judgment or mistake of law or for any loss suffered by a Cayman Subsidiary in connection with the performance of its Cayman Subsidiary Investment Management Agreement, except a loss resulting from willful misfeasance, bad faith, fraud or gross negligence on the part of VEARA in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Administrators
VEAC and VEARA, as applicable, also serve as administrators (in such capacity, each, an “Administrator”) for the Trust pursuant to each respective Investment Management Agreement. Under each Investment Management Agreement, each Adviser is obligated on a continuous basis to provide such administrative services as the Board of the Trust reasonably deems necessary for the proper administration of the Trust and the Funds. Each Adviser will generally assist in all aspects of the Trust’s and the Funds’ operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting (only with respect to VanEck Gold Miners ETF), bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; calculate NAVs, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. VEAC owns 100% of the common stock of Van Eck Securities Corporation (the “Distributor”).

Mauritius Administrator
IQ EQ Fund Services (Mauritius) Ltd. (“IQ-EQ”), located at 33, Edith Cavell Street, Port-Louis, Mauritius, serves as the Mauritius Subsidiary’s Mauritius administrator. The Mauritius Subsidiary pays IQ-EQ a fee for its services and for preparing management accounts; acting as registrar in relation to the shares of the Mauritius Subsidiary; organizing board and shareholder meetings and keeping minutes and the statutory books and records of the Mauritius Subsidiary in order to comply with requirements of the Mauritian Companies Act 2001, the Financial Services Act 2007 and applicable law; preparing and filing certain regulatory filings; and providing taxation and regulatory advisory services. The Mauritius Subsidiary also reimburses IQ-EQ for all reasonable out-of-pocket expenses reasonably incurred by it in the performance of its duties.

Custodian and Transfer Agent
State Street, located at One Lincoln Street, Boston, MA 02111, serves as custodian (in such capacity, the “Custodian”) for the Funds, the Mauritius Subsidiary and the Cayman Subsidiaries pursuant to a custodian agreement. As Custodian, State Street holds the Funds’, the Mauritius Subsidiary’s and the Cayman Subsidiaries’ assets. As compensation for these custodial services, State Street receives, among other items, transaction fees, asset-based safe keeping fees and overdraft charges and may be reimbursed by a Fund for its out-of-pocket expenses. State Street serves as the Funds’ transfer agent (in such capacity, the “Transfer Agent”) pursuant to a transfer agency agreement. In addition, State Street provides various accounting services to each of the Funds, except VanEck Gold Miners ETF, pursuant to a fund accounting agreement. VEAC pays a portion of the fee that it receives from VanEck Gold Miners ETF to State Street for providing fund accounting services to VanEck Gold Miners ETF.

The Distributor
Van Eck Securities Corporation is the principal underwriter and distributor of Shares. Its principal address is 666 Third Avenue, New York, New York 10017 and investor information can be obtained by calling 800.826.2333. The Distributor has entered into an agreement with the Trust which will continue from its effective date unless terminated by either party upon 60 days’ prior written notice to the other party by the Trust and the Advisers, or by the Distributor, or until termination of the Trust or each Fund offering its Shares, and which is renewable annually thereafter (the “Distribution Agreement”), pursuant to which it distributes Shares. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described below under “Creation and Redemption of Creation Units—Procedures for Creation of Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver a prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.
The Distributor may also enter into sales and investor services agreements with broker-dealers or other persons that are Participating Parties and DTC Participants (as defined below) to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services but must pay such broker-dealers or other persons, out of its own assets.

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Funds, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days’ notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Affiliated Index Provider
The MVIS® Africa Index (the “Africa Index”), BlueStar Israel Global IndexTM (the “Israel Index”), MVIS® Brazil Small-Cap Index (the “Brazil Small-Cap Index”), MVIS® Digital India Index (the “Digital India Index”), MVIS® Egypt Index (the “Egypt Index”), MVIS® Global Agribusiness Index (the “Agribusiness Index”), MVIS® Global Clean-Tech Metals Index (the “Clean-Tech Metals Index”), MVIS® Global Digital Assets Equity Index (the “Digital Assets Equity Index”), MVIS® Global Digital Assets Mining Index (the “Digital Assets Mining Index”), MVIS® Global Gaming Index (the “Gaming Index”), MVIS® Global Junior Gold Miners Index (the “Junior Gold Miners Index”), MVIS Global Low Energy Index (the “Low Carbon Energy Index”), MVIS® US Mortgage REITs Index (the “Mortgage REITs Index”), MVIS® Global Oil Refiners Index (the “Oil Refiners Index”), MVIS® Global Rare Earth/Strategic Metals Index (the “Rare Earth/Strategic Metals Index”), MVIS® Global Uranium & Nuclear Energy Index (the “Nuclear Energy Index”), MVIS® Global Video Gaming & eSports Index (the “eSports Index”), MVIS® Indonesia Index (the “Indonesia Index”), MVIS® Moody's Analytics® US BBB Corporate Bond Index (the “BBB Index”), MVIS® Moody's Analytics® US Investment Grade Corporate Bond Index (the “US IG Index”), MVIS® North America Energy Infrastructure Index (the “Energy Index”), MVIS® Russia Index (the “Russia Index”), MVIS® Russia Small-Cap Index (the “Russia Small-Cap Index”), MVIS® US Business Development Companies Index (the “BDC Index”), MVIS® US Investment Grade Floating Rate Index (the “Floating Rate Index”), MVIS® US Listed Biotech 25 Index (the “Biotech Index”), MVIS® US Listed Oil Services 25 Index (the “Oil Services Index”), MVIS® US Listed Retail 25 Index (the “Retail Index”), MVIS® US Listed Semiconductor 25 Index (the “Semiconductor Index”) and MVIS® Vietnam Index (the “Vietnam Index”) (each a “MarketVector Index,” and collectively, the “MarketVector Indices”) are published by MarketVector Indexes GmbH (“MarketVector”), which is an indirectly wholly-owned subsidiary of VEAC. In order to minimize any potential for conflicts caused by the fact that VEAC or its affiliates act as the index provider to a Fund that tracks a MarketVector Index, MarketVector has retained Solactive AG (“Solactive”), an unaffiliated third party (the “Calculation Agent”), to calculate the MarketVector Indices. The Calculation Agent, using a rules-based methodology, will calculate, maintain and disseminate each of the MarketVector Indices on a daily basis. MarketVector will monitor the results produced by the Calculation Agent to help ensure that the MarketVector Indices are being calculated in accordance with the applicable rules-based methodology. In addition, VEAC and MarketVector have established policies and procedures designed to prevent non-public information about pending changes to a MarketVector Index from being used or disseminated in an improper manner.

Securities Lending
Pursuant to a securities lending agreement (the “Securities Lending Agreement”) between the Funds and State Street (in such capacity, the “Securities Lending Agent”), certain Funds may lend their securities through the Securities Lending Agent to certain qualified borrowers. The Securities Lending Agent administers the Funds’ securities lending program. These services include arranging the securities loans with approved borrowers and collecting fees and rebates due to the Funds from each borrower. The Securities Lending Agent maintains records of loans made and income derived therefrom and makes available such records that the Funds deem necessary to monitor the securities lending program.
    Each of the Funds listed below earned income and incurred the following costs and expenses, during its respective fiscal year, as a result of its securities lending activities.

Fund	Fiscal Year	Gross Income (1)	Revenue Split(2)	Cash Collateral Management Fees(3)	Administrative Fees(4)	Indemnification Fees(5)	Rebates to Borrowers	Other Fees	Total Costs of the Securities Lending Activities	Net Income from the Securities Lending Activities
VanEck Biotech ETF	9/30/2021	$53,247	$5,344	$0	$0	$0	$0	$0	$5,344	$47,903
VanEck Digital Transformation ETF	9/30/2021	$92,971	$9,793	$0	$0	$0	$6	$0	$9,799	$83,172
VanEck Environmental Services ETF	9/30/2021	$45,354	$4,566	$0	$0	$0	$0	$0	$4,566	$40,788

Fund	Fiscal Year	Gross Income (1)	Revenue Split(2)	Cash Collateral Management Fees(3)	Administrative Fees(4)	Indemnification Fees(5)	Rebates to Borrowers	Other Fees	Total Costs of the Securities Lending Activities	Net Income from the Securities Lending Activities
VanEck Gaming ETF	9/30/2021	$67,024	$6,737	$0	$0	$0	$6	$0	$6,743	$60,281
VanEck Inflation Allocation ETF	9/30/2021	$21,712	$2,168	$0	$0	$0	$0	$0	$2,168	$19,544
VanEck Long/Flat Trend ETF	9/30/2021	$349	$35	$0	$0	$0	$0	$0	$35	$314
VanEck Morningstar Durable Dividend ETF	9/30/2021	$1,504	$150	$0	$0	$0	$0	$0	$150	$1,354
VanEck Morningstar Global Wide Moat ETF	9/30/2021	$940	$93	$0	$0	$0	$1	$0	$94	$846
VanEck Morningstar International Moat ETF	9/30/2021	$25,907	$2,586	$0	$0	$0	$18	$0	$2,604	$23,303
VanEck Morningstar Wide Moat ETF	9/30/2021	$2,607	$261	$0	$0	$0	$0	$0	$261	$2,346
VanEck Pharmaceutical ETF	9/30/2021	$70,326	$7,133	$0	$0	$0	$0	$0	$7,133	$63,193
VanEck Retail ETF	9/30/2021	$2,558	$256	$0	$0	$0	$0	$0	$256	$2,302
VanEck Semiconductor ETF	9/30/2021	$172,363	$17,199	$0	$0	$0	$0	$0	$17,199	$155,164
VanEck Social Sentiment ETF	9/30/2021	$34,475	$3,579	$0	$0	$0	$0	$0	$3,579	$30,896
VanEck Video Gaming and eSports ETF	9/30/2021	$224,236	$22,473	$0	$0	$0	$31	$0	$22,504	$201,732

VanEck Africa Index ETF	12/31/2021	$22,967	$1,681	$0	$0	$0	$0	$0	$1,681	$21,286
VanEck Agribusiness ETF	12/31/2021	$325,937	$32,541	$0	$0	$0	$167	$0	$32,708	$293,229
VanEck Brazil Small-Cap ETF	12/31/2021	$37,990	$3,770	$0	$0	$0	$0	$0	$3,770	$34,220
VanEck China Growth Leaders ETF	12/31/2021	$14,758	$1,468	$0	$0	$0	$3	$0	$1,471	$13,287
VanEck Gold Miners ETF	12/31/2021	$1,558,688	$155,536	$0	$0	$0	$0	$0	$155,536	$1,403,152
VanEck Indonesia Index ETF	12/31/2021	$3,173	$315	$0	$0	$0	$0	$0	$315	$2,858

Fund	Fiscal Year	Gross Income (1)	Revenue Split(2)	Cash Collateral Management Fees(3)	Administrative Fees(4)	Indemnification Fees(5)	Rebates to Borrowers	Other Fees	Total Costs of the Securities Lending Activities	Net Income from the Securities Lending Activities
VanEck Israel ETF	12/31/2021	$133,672	$13,240	$0	$0	$0	$0	$0	$13,240	$120,432
VanEck Junior Gold Miners ETF	12/31/2021	$4,819,023	$480,534	$0	$0	$0	$9	$0	$480,543	$4,338,480
VanEck Low Carbon Energy ETF	12/31/2021	$244,788	$24,382	$0	$0	$0	$24	$0	$24,406	$220,382
VanEck Natural Resources ETF	12/31/2021	$19,632	$1,923	$0	$0	$0	$9	$0	$1,932	$17,700
VanEck Oil Refiners ETF	12/31/2021	$324	$32	$0	$0	$0	$0	$0	$32	$292
VanEck Oil Services ETF	12/31/2021	$92,422	$9,196	$0	$0	$0	$0	$0	$9,196	$83,226
VanEck Rare Earth/Strategic Metals ETF	12/31/2021	$1,625,726	$162,312	$0	$0	$0	$163	$0	$162,475	$1,463,251
VanEck Russia ETF	12/31/2021	$113,674	$11,362	$0	$0	$0	$6	$0	$11,368	$102,306
VanEck Russia Small-Cap ETF	12/31/2021	$29,822	$2,961	$0	$0	$0	$0	$0	$2,961	$26,861
VanEck Steel ETF	12/31/2021	$105,278	$10,514	$0	$0	$0	$0	$0	$10,514	$94,764
VanEck Uranium+ Nuclear Energy ETF	12/31/2021	$16,632	$1,658	$0	$0	$0	$0	$0	$1,658	$14,974
VanEck Vietnam ETF	12/31/2021	$404,498	$40,430	$0	$0	$0	$11	$0	$40,441	$364,057

VanEck BDC Income ETF	4/30/2022	$346,543	$34,904	$0	$0	$0	$656	$0	$35,560	$310,983
VanEck Emerging Markets High Yield Bond ETF	4/30/2022	$221,373	$24,969	$0	$0	$0	-$25,304	$0	-$335	$221,708
VanEck Fallen Angel High Yield Bond ETF	4/30/2022	$1,284,493	$129,528	$0	$0	$0	$400	$0	$129,928	$1,154,565
VanEck Green Bond ETF	4/30/2022	$10,789	$1,091	$0	$0	$0	$14	$0	$1,105	$9,684
VanEck International High Yield Bond ETF	4/30/2022	$13,321	$1,716	$0	$0	$0	-$3,770	$0	-$2,054	$15,375
VanEck IG Floating Rate ETF	4/30/2022	$15,678	$1,599	$0	$0	$0	$0	$0	$1,599	$14,079

Fund	Fiscal Year	Gross Income (1)	Revenue Split(2)	Cash Collateral Management Fees(3)	Administrative Fees(4)	Indemnification Fees(5)	Rebates to Borrowers	Other Fees	Total Costs of the Securities Lending Activities	Net Income from the Securities Lending Activities
VanEck Moody's Analytics BBB Corporate Bond ETF	4/30/2022	$1,693	$172	$0	$0	$0	$0	$0	$172	$1,521
VanEck Moody's Analytics IG Corporate Bond ETF	4/30/2022	$2,451	$246	$0	$0	$0	$0	$0	$246	$2,205
VanEck Mortgage REIT Income ETF	4/30/2022	$88,929	$9,017	$0	$0	$0	$0	$0	$9,017	$79,912
VanEck Preferred Securities ex Financials ETF	4/30/2022	$1,069,738	$108,297	$0	$0	$0	$2	$0	$108,299	$961,439
1Gross income includes income from the reinvestment of cash collateral and rebates paid by the borrower.
2Revenue split represents the share of revenue generated by the securities lending program and paid to the Securities Lending Agent.
3Cash collateral management fees include fees deducted from a pooled cash collateral reinvestment vehicle that are not included in the revenue split.
4These administrative fees are not included in the revenue split.
5These indemnification fees are not included in the revenue split.

Other Accounts Managed by the Portfolio Managers
Van Eck Associates Corporation and Van Eck Absolute Return Advisers Corporation
    The following table lists the number and types of other accounts (excluding the Funds) advised by each Fund’s portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year of the Funds that they manage. If a portfolio manager is a primary portfolio manager for multiple Funds with different fiscal year ends, information is provided as of the most recent fiscal year end of the relevant Funds, except as otherwise indicated.

Portfolio Manager	Other Accounts Managed			Applicable Fiscal Year End
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category
Peter H. Liao	Registered Investment Companies	41	$44,146.62 million	4/30/2022
	Other Pooled Investment Vehicles	0	$0	4/30/2022
	Other Accounts	0	$0	4/30/2022
James T. Colby III	Registered Investment Companies	0	$0	4/30/2022
	Other Pooled Investment Vehicles	0	$0	4/30/2022
	Other Accounts	0	$0	4/30/2022
Stephanie Wang (Deputy Portfolio Manager)	Registered Investment Companies	0	$0	4/30/2022
	Other Pooled Investment Vehicles	0	$0	4/30/2022
	Other Accounts	0	$0	4/30/2022
Francis G. Rodilosso	Registered Investment Companies	0	$0	4/30/2022
	Other Pooled Investment Vehicles	3	$149.90 million	4/30/2022
	Other Accounts	0	$0	4/30/2022
David Schassler*	Registered Investment Companies	1	$155.80 million	4/30/2022
	Other Pooled Investment Vehicles	0	$0	4/30/2022
	Other Accounts	0	$0	4/30/2022
John Lau* (Deputy Portfolio Manager)	Registered Investment Companies	1	$155.80 million	4/30/2022
	Other Pooled Investment Vehicles	0	$0	4/30/2022
	Other Accounts	0	$0	4/30/2022
Gregory F. Krenzer	Registered Investment Companies	2	$675.76 million	12/31/2021
	Other Pooled Investment Vehicles	0	$0	12/31/2021
	Other Accounts	0	$0	12/31/2021
Shawn Reynolds	Registered Investment Companies	3	$1,906.58 million	12/31/2021
	Other Pooled Investment Vehicles	2	$388.02 million	12/31/2021
	Other Accounts	0	$0	12/31/2021
Ammar James (Deputy Portfolio Manager)	Registered Investment Companies	0	$0	12/31/2021
	Other Pooled Investment Vehicles	0	$0	12/31/2021
	Other Accounts	0	$0	12/31/2021

*Information for Messrs. Schassler and Lau is provided as of July 31, 2022.

None of the portfolio managers manage accounts that are subject to performance-based advisory fees.
Although the funds in the Trust that are managed by Ms. Wang and Messrs. Colby, James, Krenzer, Lau, Liao, Reynolds, Rodilosso and Schassler may have different investment strategies, each Fund (except VanEck Bitcoin Strategy ETF, VanEck CLO ETF,VanEck Commodity Strategy ETF, VanEck Dynamic High Income ETF, VanEck Future of Food ETF, VanEck HIP Sustainable Muni ETF, VanEck Inflation Allocation ETF and VanEck Muni Allocation ETF) has an investment objective of seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of its respective underlying index. The Advisers do not believe that management of the various accounts presents a material conflict of interest for Ms. Wang and Messrs. Colby, James, Krenzer, Lau, Liao, Reynolds, Rodilosso and Schassler or the Advisers.
China Asset Management (Hong Kong) Limited (relating to the China Funds only).
The following table lists the number and types of other accounts (excluding the China Funds) advised by the portfolio manager(s) at the China Sub-Adviser and assets under management in those accounts as of the end of the last fiscal year of the funds they manage. If a portfolio manager is a primary portfolio manager for multiple funds with different fiscal year ends, information is provided as of the most recent fiscal year end of the relevant funds, except if otherwise indicated.

Portfolio Manager	Other Accounts Managed			Applicable Fiscal Year End
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category
Cai Jing	Registered Investment Companies	5	$167.73 million	4/30/2022
	Other Pooled Investment Vehicles	5	$1.00 billion	4/30/2022
	Other Accounts	0	$0	4/30/2022
Max Lan	Registered Investment Companies	21	$3.85 billion	12/31/2021
	Other Pooled Investment Vehicles	0	$0	12/31/2021
	Other Accounts	0	$0	12/31/2021
    Ms. Jing and Mr. Lan manage other funds and mandates, including certain ETFs that have similar investment strategies to the China Funds, which creates conflicts of interest with respect to portfolio management decisions and execution. Ms. Jing and Mr. Lan expect to manage the China Funds and the accounts that have similar investment strategies to these Funds in accordance with their duties with respect to portfolio management decisions and execution.

PineBridge Investments LLC (relating to VanEck CLO ETF only).
The following table lists the number and types of other accounts advised by the portfolio manager at the CLO Sub-Adviser and assets under management in those accounts as of the end of the last fiscal year of the funds she manages. If a portfolio manager is a primary portfolio manager for multiple funds with different fiscal year ends, information is provided as of the most recent fiscal year end of the relevant funds, except if otherwise indicated.

Portfolio Manager	Other Accounts Managed			Applicable Fiscal Year End
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category
Laila Kollmorgen	Registered Investment Companies*	2	$138,594,728	3/31/2022
	Other Pooled Investment Vehicles**	3	$607,554,623	3/31/2022
	Other Accounts	17	$1,569,702,313	3/31/2022
*This category represents CLO sleeves of registered investment companies managed by the CLO Sub-Adviser.
** This category represents pooled investment vehicle allocations into the CLO Sub Adviser’s CLO tranche strategies.

Performance-Based Accounts (The number of accounts and the total assets in the accounts managed by the portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Portfolio Manager	Other Accounts Managed			Applicable Fiscal Year End
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category
Laila Kollmorgen	Registered Investment Companies*	1	$19,900,000	3/31/2022
	Other Pooled Investment Vehicles	0	$0	3/31/2022
	Other Accounts	0	$0	3/31/2022
*This category represents CLO sleeves of registered investment companies managed by the CLO Sub-Adviser.

The portfolio manager at the CLO Sub-Adviser manages other funds and mandates that purchase investment grade and below-investment grade CLO securities, which creates conflicts of interest with respect to portfolio management decisions and execution. The CLO Sub-Adviser recognizes that it may be subject to a conflict of interest with respect to allocations of investment opportunities and transactions among its clients. To mitigate these conflicts, the CLO Sub-Adviser’s policies and procedures seek to provide that investment decisions are made in accordance with the fiduciary duties owed to such accounts and without consideration of the CLO Sub-Adviser’s economic, investment or other financial interests.

Portfolio Manager Compensation
Van Eck Associates Corporation and Van Eck Absolute Return Advisers Corporation
The portfolio managers are paid a fixed base salary and a bonus. The bonus is based upon the quality of investment analysis and the management of the funds. The quality of management of the funds includes issues of replication, rebalancing, portfolio monitoring and efficient operation, among other factors. Portfolio managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. At times, the Advisers and their affiliates manage accounts with incentive fees. The portfolio managers may serve as portfolio managers to other clients. Such “Other Clients” may have investment objectives or may implement investment strategies similar to those of the Funds, or, except for VanEck Bitcoin Strategy ETF, VanEck CLO ETF, VanEck Commodity Strategy ETF, VanEck Dynamic High Income ETF, VanEck Future of Food ETF, VanEck HIP Sustainable Muni ETF, VanEck Inflation Allocation ETF or VanEck Muni Allocation ETF, may track the same index a Fund tracks. When the portfolio managers implement investment strategies for Other Clients that are similar or directly contrary to the positions taken by a Fund, the prices of the Fund’s securities may be negatively affected. The compensation that the Funds’ portfolio managers receive for managing other client accounts may be higher than the compensation the portfolio managers receive for managing the Funds. VEAC and VEARA have implemented procedures to monitor trading across funds and its Other Clients.
China Asset Management (Hong Kong) Limited (relating to VanEck China Bond ETF, VanEck China Growth Leaders ETF and VanEck ChiNext ETF only).
The portfolio managers employed by the China Sub-Adviser is paid a base salary and performance-based compensation. The portfolio managers are evaluated from an investment performance perspective, typically over a three year period, and from a peer evaluation that is completed by the China Sub-Adviser’s whole investment team (including other fund managers and analysts).
PineBridge Invetsments, LLC (relating to VanEck CLO ETF only).

Compensation for all the CLO Sub-Adviser portfolio managers consists of both a salary and a bonus component. The salary component is a fixed base salary, and does not vary based on a portfolio manager’s performance. Generally, salary is based upon several factors, including experience and market levels of salary for such position. The bonus component is generally discretionally determined based both on a portfolio manager’s individual performance and the overall performance of the CLO Sub-Adviser. In assessing individual performance of portfolio managers, both qualitative performance measures and also quantitative performance measures assessing the management of a portfolio manager’s funds are considered. A portfolio manager may be offered a long-term incentive/performance unit plan (LTI) to share in the long-term growth of the company. The LTI plan allows for the granting of incentive units representing equity interests in the company with the main objective of attracting and retaining talent, incentivizing employee long-term performance and ensuring employee alignment of interests with the firm’s long-term vision and goals.

Portfolio Manager Share Ownership
The following table lists the dollar range of any Fund Shares beneficially owned by the primary portfolio manager(s) as of the end of each applicable Fund’s last fiscal year, except if otherwise indicated.

Portfolio Manager	Fund	Fiscal Year End	Dollar Range Beneficially Owned
Peter H. Liao	VanEck Biotech ETF	September 30, 2021	None
	VanEck Digital Assets Mining ETF	September 30, 2022	None
	VanEck Digital Transformation ETF	September 30, 2021	None
	VanEck Energy Income ETF	September 30, 2021	None
	VanEck Environmental Services ETF	September 30, 2021	$10,001 to $50,000
	VanEck Gaming ETF	September 30, 2021	None
	VanEck Long/Flat Trend ETF	September 30, 2021	None
	VanEck Morningstar Durable Dividend ETF	September 30, 2021	None
	VanEck Morningstar ESG Moat ETF	September 30, 2021	None
	VanEck Morningstar Global Wide Moat ETF	September 30, 2021	None
	VanEck Morningstar International Moat ETF	September 30, 2021	$50,001 to $100,000
	VanEck Morningstar Wide Moat ETF	September 30, 2021	$1 to $10,000
	VanEck Pharmaceutical ETF	September 30, 2021	None
	VanEck Retail ETF	September 30, 2021	None
	VanEck Semiconductor ETF	September 30, 2021	$10,001 to $50,000
	VanEck Social Sentiment ETF	September 30, 2021	None
	VanEck Video Gaming and eSports ETF	September 30, 2021	None

Portfolio Manager	Fund	Fiscal Year End	Dollar Range Beneficially Owned
	VanEck Africa ETF	December 31, 2021	None
	VanEck Agribusiness ETF	December 31, 2021	$1 to $10,000
	VanEck Brazil Small-Cap ETF	December 31, 2021	None
	VanEck China Growth Leaders ETF	December 31, 2021	None
	VanEck ChiNext ETF	December 31, 2021	None
	VanEck Digital India ETF	December 31, 2021	None
	VanEck Egypt Index ETF	December 31, 2021	None
	VanEck Gold Miners ETF	December 31, 2021	$100,001 to $500,000
	VanEck Green Metals ETF	December 31, 2021	None
	VanEck India Growth Leaders ETF	December 31, 2021	None
	VanEck Indonesia Index ETF	December 31, 2021	None
	VanEck Israel ETF	December 31, 2021	None
	VanEck Junior Gold Miners ETF	December 31, 2021	None
	VanEck Low Carbon Energy ETF	December 31, 2021	None
	VanEck Natural Resources ETF	December 31, 2021	$1 to $10,000
	VanEck Oil Refiners ETF	December 31, 2021	None
	VanEck Oil Services ETF	December 31, 2021	None
	VanEck Rare Earth/Strategic Metals ETF	December 31, 2021	None
	VanEck Russia ETF	December 31, 2021	$50,001 to $100,000
	VanEck Russia Small-Cap ETF	December 31, 2021	None
	VanEck Steel ETF	December 31, 2021	None
	VanEck Uranium+Nuclear Energy ETF	December 31, 2021	None
	VanEck Vietnam ETF	December 31, 2021	None

	VanEck BDC Income ETF	April 30, 2022	None
	VanEck CEF Muni Income ETF	April 30, 2022	$1 to $10,000
	VanEck Mortgage REIT Income ETF	April 30, 2022	$1 to $10,000
	VanEck Preferred Securities ex Financials ETF	April 30, 2022	None

James T. Colby III	VanEck High Yield Muni ETF	April 30, 2022	$1 to $10,000
	VanEck HIP Sustainable Muni ETF	April 30, 2022	None
	VanEck Intermediate Muni ETF	April 30, 2022	$1 to $10,000
	VanEck Long Muni ETF	April 30, 2022	$1 to $10,000
	VanEck Short High Yield Muni ETF	April 30, 2022	None
	VanEck Short Muni ETF	April 30, 2022	$1 to $10,000

Gregory F. Krenzer	VanEck Bitcoin Strategy ETF	December 31, 2021	$1 to $10,000
Stephanie Wang (Deputy Portfolio Manager)	VanEck HIP Sustainable Muni ETF	April 30, 2022	None

Portfolio Manager	Fund	Fiscal Year End	Dollar Range Beneficially Owned
Francis G. Rodilosso	VanEck China Bond ETF	April 30, 2022	None
	VanEck CLO ETF	December 31, 2022	None*
	VanEck Emerging Markets High Yield Bond ETF	April 30, 2022	$1 to $10,000
	VanEck Fallen Angel High Yield Bond ETF	April 30, 2022	$1 to $10,000
	VanEck Green Bond ETF	April 30, 2022	None
	VanEck IG Floating Rate ETF	April 30, 2022	$10,001 to $50,000
	VanEck International High Yield Bond ETF	April 30, 2022	$1 to $10,000
	VanEck J.P. Morgan EM Local Currency Bond ETF	April 30, 2022	$10,001 to $50,000
	VanEck Moody's Analytics BBB Corporate Bond ETF	April 30, 2022	$1 to $10,000
	VanEck Moody's Analytics IG Corporate Bond ETF	April 30, 2022	$1 to $10,000

David Schassler	VanEck Commodity Strategy ETF	December 31, 2022	None**
	VanEck Dynamic High Income ETF	April 30, 2023	None**
	VanEck Inflation Allocation ETF	September 30, 2021	$100,001 to $500,000
	VanEck Muni Allocation ETF	April 30, 2022	$10,001 to $50,000

John Lau (Deputy Portfolio Manager)	VanEck Commodity Strategy ETF	December 31, 2022	None**
	VanEck Dynamic High Income ETF	April 30, 2023	None**
	VanEck Inflation Allocation ETF	September 30, 2021	$1 to $10,000
	VanEck Muni Allocation ETF	April 30, 2022	None

Shawn Reynolds	VanEck Future of Food ETF	December 31, 2021	None

Ammar James (Deputy Portfolio Manager)	VanEck Future of Food ETF	December 31, 2021	$1 to $10,000
* Information for Mr. Rodilosso is provided as of April 30, 2022.
** Information for Messrs. Schassler and Lau is provided as of July 31, 2022.
Ms. Jing and Mr. Lan did not own any Shares of the China Funds, as applicable, as of each of these Funds’ fiscal year ends.
Ms. Kollmorgen did not own any Shares of VanEck CLO ETF as of June 10, 2022.

BROKERAGE TRANSACTIONS
When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Advisers and the Sub-Advisers (with respect to the China Funds and VanEck CLO ETF) look for prompt execution of the order at a favorable price. Generally, the Advisers and the Sub-Advisers (as applicable) work with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. The Advisers and the Sub-Advisers (as applicable) owe a duty to each of their clients to seek best execution on trades effected. The Advisers and the Sub-Advisers (as applicable) do not intend to select brokers and dealers for the purpose of receiving research services in addition to a favorable price and prompt execution either from that broker or an unaffiliated third party.
Each Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by an Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is best execution.
The Sub-Advisers oversee placing orders on behalf of the assets of the China Funds and VanEck CLO ETF, as applicable, allocated to them for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the assets of the China Funds and VanEck CLO ETF, as applicable, allocated to them and one or more other investment companies or clients supervised by the Sub-Advisers are considered at or about the same time, transactions in such securities will be made among the several investment companies and clients in a manner deemed appropriate by the Sub-Advisers consistent with their duty to seek best execution.
Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses, additional taxable income at a Fund level and additional taxable distributions. The overall reasonableness of brokerage commissions is evaluated by the Advisers based upon their knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.
VanEck China Growth Leaders ETF experienced a significant increase in portfolio turnover for the fiscal year ended December 31, 2020 related to changes to the Fund's investment objective and benchmark and changes to the Fund's positioning in connection therewith.

VanEck Low Carbon Energy ETF may experience a significant increase in portfolio turnover for the fiscal year ending December 31, 2021 related to changes to the Fund's investment objective and benchmark and changes to the Fund's positioning in connection therewith.

Because VanEck Morningstar ESG Moat ETF did not commence operations until October 5, 2021, any brokerage commissions paid by the Fund are not reflected in this SAI.

Because VanEck Digital India ETF did not commence operations until February 15, 2022, any brokerage commissions paid by the Fund are not reflected in this SAI.
Because VanEck Digital Assets Mining ETF did not commence operations until March 7, 2022, any brokerage commissions paid by the Fund are not reflected in this SAI.
VanEck ChiNext ETF may experience a significant increase in portfolio turnover for the fiscal years ending December 31, 2021 and December 31, 2022 related to changes to the Fund's investment objective and benchmark and changes to the Fund's positioning in connection therewith.
VanEck Short Muni ETF, VanEck Intermediate Muni ETF, VanEck Long Muni ETF, VanEck Short High Yield Muni ETF and VanEck High Yield Muni ETF may experience a significant increase in portfolio turnover for the fiscal years ending April 30, 2022 and April 30, 2023 related to changes to each Fund's investment objective and benchmark and changes to the Fund's positioning in connection therewith.

Because VanEck CLO ETF did not commence operations until June 21, 2022, any brokerage commissions paid by the Fund are not reflected in this SAI.

Because VanEck Commodity Strategy ETF has not commenced operations as of the date of this SAI, there have been no payments by the Fund for brokerage commissions.

Because VanEck Dynamic High Income ETF has not commenced operations as of the date of this SAI, there have been no payments by the Fund for brokerage commissions.
The aggregate brokerage commissions paid by each Fund during its last three fiscal years as applicable, are set forth in the charts below.

	Brokerage Commissions Paid During the Fiscal Year Ended December 31,

Fund	2019	2020	2021
VanEck Africa Index ETF	$115,956	$56,596	$97,366
VanEck Agribusiness ETF	$225,512	$117,404	$281,642
VanEck Bitcoin Strategy ETF(i)	N/A	N/A	$0
VanEck Brazil Small-Cap ETF	$70,963	$49,196	$54,763
VanEck China Growth Leaders ETF*	$76,461	$357,220	$111,439
VanEck ChiNext ETF*	$24,689	$57,202	$48,053
VanEck CLO ETF(ii)	N/A	N/A	N/A
VanEck Commodity Strategy ETF(iii)	N/A	N/A	N/A
VanEck Digital India ETF(iv)	N/A	N/A	N/A
VanEck Egypt Index ETF	$182,763	$63,024	$116,197
VanEck Future of Food ETF(v)	N/A	N/A	$0
VanEck Gold Miners ETF*	$1,283,236	$2,130,931	$2,938,490
VanEck Green Metals ETF(vi)	N/A	N/A	$16,886
VanEck India Growth Leaders ETF	$176,636	$200,956	$106,532
VanEck Indonesia Index ETF	$8,253	$8,303	$26,036
VanEck Israel ETF*	$9,632	$17,307	$36,765
VanEck Junior Gold Miners ETF*	$1,153,770	$2,176,685	$1,759,305
VanEck Low Carbon Energy ETF*	$51,212	$115,125	$214,002
VanEck Natural Resources ETF*	$24,487	$191,345	$29,406
VanEck Oil Refiners ETF	$13,421	$13,482	$5,653
VanEck Oil Services ETF	$129,778	$123,569	$370,466
VanEck Rare Earth/Strategic Metals ETF	$395,792	$401,328	$1,806,484
VanEck Russia ETF*	$301,554	$394,918	$480,356
VanEck Russia Small-Cap ETF*	$19,994	$27,066	$32,733
VanEck Steel ETF	$16,622	$13,615	$36,460
VanEck Uranium+Nuclear Energy ETF	$5,247	$6,715	$9,185
VanEck Vietnam ETF	$389,195	$252,837	$509,100

*VanEck Africa Index ETF, VanEck Agribusiness ETF, VanEck Egypt Index ETF, VanEck Gold Miners ETF, VanEck Indonesia Index ETF, VanEck Israel ETF, VanEck Low Carbon Energy ETF, VanEck Oil Services ETF, VanEck Rare Earth/ Strategic Metals ETF, VanEck Russia ETF, VanEck Russia Small-Cap ETF, VanEck Steel ETF and VanEck Vietnam ETF experienced increased aggregate brokerage commissions in 2021 due to an increase in the number of portfolio transactions.

	Brokerage Commissions Paid During the Fiscal Year Ended April 30,

Fund	2020	2021	2022
VanEck BDC Income ETF†††	$41,895	$92,314	$181,035
VanEck CEF Muni Income ETF†††	$13,782	$25,177	$37,648
VanEck China Bond ETF	$212	$20,376	$19,323
VanEck Dynamic High Income ETF(vii)	N/A	N/A	N/A
VanEck Emerging Markets High Yield Bond ETF	$5,903	$ –	$ –
VanEck Fallen Angel High Yield Bond ETF	$ –	$ –	$ –
VanEck Green Bond ETF	$ –	$ –	$ –
VanEck High Yield Muni ETF	$ –	$ –	$ –
VanEck HIP Sustainable Muni ETF(viii)	N/A	N/A	$ –
VanEck IG Floating Rate ETF	$ –	$ –	$ –
VanEck Intermediate Muni ETF	$ –	$ –	$ –
VanEck International High Yield Bond ETF	$ –	$ –	$ –
VanEck J.P. Morgan EM Local Currency Bond ETF	$ –	$ –	$ –
VanEck Long Muni ETF	$ –	$ –	$ –
VanEck Mortgage REIT Income ETF	$19,526	$90,919	$50,532
VanEck Moody's Analytics BBB Corporate Bond ETF(ix)	N/A	$ –	$ –
VanEck Moody's Analytics IG Corporate Bond ETF(ix)	N/A	$ –	$ –
VanEck Muni Allocation ETF(x)	$6,111	$6,710	$3,101
VanEck Preferred Securities ex Financials ETF†††	$156,987	$262,101	$362,499
VanEck Short High Yield Muni ETF	$ –	$ –
VanEck Short Muni ETF	$ –	$ –

	Brokerage Commissions Paid During the Fiscal Year Ended September 30,

Fund	2019	2020	2021
VanEck Biotech ETF	$134,338	$134,789	$154,657
VanEck Digital Assets Mining ETF(xi)	N/A	N/A	N/A
VanEck Digital Transformation ETF(xii)	N/A	N/A	$19,784
VanEck Environmental Services ETF	$10,438	$15,645	$10,102
VanEck Gaming ETF†	$7,650	$16,059	$34,952
VanEck Inflation Allocation ETF	$51,977	$32,459	$3,139
VanEck Long/Flat Trend ETF	$26,733	$308	$492
VanEck Morningstar Durable Dividend ETF	$3,455	$7,480	$9,830
VanEck Morningstar ESG Moat ETF(xiii)	N/A	N/A	N/A
VanEck Morningstar Global Wide Moat ETF††	$1,907	$3,329	$7,004
VanEck Morningstar International Moat ETF††	$55,701	$43,199	$63,417
VanEck Morningstar Wide Moat ETF††	$762,147	$752,459	$1,243,588
VanEck Pharmaceutical ETF††	$50,316	$48,096	$69,986
VanEck Retail ETF††	$13,467	$19,774	$38,685
VanEck Semiconductor ETF††	$199,835	$191,129	$953,017
VanEck Social Sentiment ETF(xiv)	N/A	N/A	$169,137
VanEck Video Gaming and eSports ETF†	$11,085	$104,297	$354,411

	Brokerage Commissions Paid During the Fiscal Year Ended

Fund	November 30, 2019	September 30, 2020	September 30, 2021
VanEck Energy Income ETF(xv)	$46,890	$10,527	$8,239

(i) VanEck Bitcoin Strategy ETF did not commence operations until November 15, 2021.

(ii) VanEck CLO ETF did not commence operations until June 21, 2022.

(iii) VanEck Commodity Strategy ETF has not commenced operations as of the date of this SAI.

(iv) VanEck Digital India ETF did not commence operations until February 15, 2022.

(v) VanEck Future of Food ETF did not commence operations until November 30, 2021.

(vi) VanEck Green Metals ETF did not commence operations until November 9, 2021.

(vii) VanEck Dynamic High Income ETF has not commenced operations as of the date of this SAI.

(viii) VanEck HIP Sustainable Muni ETF did not commence operations until September 8, 2021.

(ix) VanEck Moody's Analytics BBB Corporate Bond ETF and VanEck Moody's Analytics IG Corporate Bond ETF did not commence operations until December 1, 2020.

(x) VanEck Muni Allocation ETF did not commence operations until May 15, 2019.

(xi) VanEck Digital Assets Mining ETF did not commence operations until March 7, 2022.

(xii) VanEck Digital Transformation ETF did not commence operations until April 12, 2021.

(xiii) VanEck Morningstar ESG Moat ETF did not commence operations until October 5, 2021.

(xiv) VanEck Social Sentiment ETF did not commence operations until March 2, 2021.

(xv) VanEck Energy Income ETF experienced increased aggregate brokerage commissions in 2019 due to an increase in the number of portfolio transactions. Effective September 9, 2020, VanEck Energy Income ETF changed its fiscal year-end from November 30th to September 30th.

† VanEck Gaming ETF and VanEck Video Gaming & eSports ETF experienced increased aggregate brokerage commissions for the fiscal years ended September 30, 2020 and September 30, 2021 due to an increase in the number of portfolio transactions.
†† VanEck Morningstar Global Wide Moat ETF, VanEck Morningstar International Moat ETF, VanEck Morningstar Wide Moat ETF, VanEck Pharmaceutical ETF, VanEck Retail ETF and VanEck Semiconductor ETF experienced increased aggregate brokerage commissions for the fiscal year ended September 30, 2021 due to an increase in the number of portfolio transactions.
††† VanEck BDC Income ETF, VanEck CEF Muni Income ETF and VanEck Preferred Securities ex Financials ETF experienced increased aggregate brokerage commissions for the fiscal year ended April 30, 2022 due to an increase in the number of portfolio transactions.

BOOK ENTRY ONLY SYSTEM
The following information supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Shareholder Information—Buying and Selling Exchange-Traded Shares.”
The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.
DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the depositary agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to the Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CREATION AND REDEMPTION OF CREATION UNITS
General
The Funds issue and sell Shares only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. An Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.
A “Business Day” with respect to the Funds is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The times described below may change due to certain events such as the early closing of trading on the NYSE.

Fund Deposit
The consideration for a purchase of Creation Units of certain Funds generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) and an amount of cash computed as described below (the "Cash Component"). The Cash Component together with the Deposit Securities, as applicable, are referred to as the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for Shares. Due to various legal and operational constraints in certain countries in which certain Funds invest, Creation Units of these Funds as set forth in the table under the heading “Creation and Redemption Features” are issued partially or principally for cash.
The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities plus applicable transaction fees (as described below).
Each Administrator, through the NSCC, makes available on each Business Day, prior to the opening of business on the NYSE (currently 9:30 a.m., Eastern time), a list of the names and the required amounts of each Deposit Security that each Fund would accept as Fund Deposit that day. Such Fund Deposit is applicable, subject to any adjustments as described below, until such time as the next-announced Fund Deposit composition is made available.
Each Fund reserves the right to permit or require the substitution of an amount of cash—referred to as “cash in lieu” - to replace any Deposit Security. This may occur, for example, if a Deposit Security is not available in sufficient quantity for delivery, not eligible for transfer through the systems of DTC, the Federal Reserve System or the clearing process through the Continuous Net Settlement System of the NSCC, not permitted to be re-registered in the name of the Trust as a result of an in-kind purchase order pursuant to local law or market convention, restricted under the securities laws or not eligible for trading by an Authorized Participant or the investor for which it is acting. In such cases where the Trust makes Market Purchases (as defined below) because a Deposit Security may not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities were purchased by the Trust and the cash in lieu amount (which amount, at the Advisers’ discretion, may be capped), applicable registration fees and taxes. Brokerage commissions incurred in connection with the Trust’s acquisition of Deposit Securities may be at the expense of each Fund and, to the extent such commissions are at the expense of a Fund, will affect the value of all Shares of the Fund, but the Advisers may adjust the transaction fee to protect ongoing shareholders.
Each Administrator, through the NSCC, also makes available on each Business Day the estimated Cash Component effective through and including the previous Business Day, per outstanding Shares of the Fund.

Procedures for Creation of Creation Units
To be eligible to place orders with the Distributor to create Creation Units of the Funds, an entity or person must be an “Authorized Participant” which is a member or participant of a clearing agency registered with the SEC, which has a written agreement with a Fund that allows the Authorized Participant to place orders for the purchase and redemption of Creation Units (as it may be amended from time to time in accordance with its terms) (“Participant Agreement”).
All orders to create Creation Units, whether through the Clearing Process or outside the Clearing Process, must be received by the Distributor no later than the closing time of the regular trading session on the NYSE (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) on the date such order is placed in order for creation of Creation Units to be effected based on the NAV of a Fund as determined on such date. The Business Day on which a creation order (or order to redeem as discussed below) is placed is herein referred to as the “Transmittal Date.” Orders must be transmitted by telephone or other transmission method acceptable to the Distributor, as generally described below (see “—Placement of Creation Orders Using Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.
In connection with all orders to create Creation Units for certain Funds that invest in markets that require prefunding (including, for example, the China Funds), the Authorized Participant will be required to post collateral with the Trust consisting of cash in an amount up to 115% of the net asset value of the Funds’ shares included in the order. The cash collateral will be used to cover creation transaction fees and as collateral for securities which were not available for purchase. The Trust will return any unused portion of the collateral to the Authorized Participant.
Creation Units may be created in advance of the receipt by the Trust of all or a portion of the Fund Deposit. In such cases, the Authorized Participant will remain liable for the full deposit of the missing portion(s) of the Fund Deposit and will be required to post collateral with the Trust consisting of cash at least equal to a percentage of the marked-to-market value of such missing portion(s). The Trust may use such collateral to buy the missing portion(s) of the Fund Deposit at any time and will subject such Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of such collateral. The Trust will have no liability for any such shortfall. The Trust will return any unused portion of the collateral to the Authorized Participant once the entire Fund Deposit has been properly received by the Distributor and deposited into the Trust.
Orders to create Creation Units of a Fund shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of the Funds may have to be placed by the investor’s broker through an Authorized Participant who has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders to create Creation Units of a Fund through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.
Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the Authorized Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.
Orders to create Creation Units of certain Funds may be placed through the Clearing Process utilizing procedures applicable to funds holding domestic securities (“Domestic Funds”) (see “—Placement of Creation Orders Using Clearing Process”) or outside the Clearing Process utilizing the procedures applicable to either Domestic Funds or funds holding foreign securities (“Foreign Funds”) (see “—Placement of Creation Orders Outside Clearing Process—Domestic Funds” and “—Placement of Creation Orders Outside Clearing Process—Foreign Funds”). In the event that a Fund includes both domestic and foreign securities, the time for submitting orders is as stated in the “Placement of Creation Orders Outside Clearing Process—Foreign Funds” and “Placement of Redemption Orders Outside Clearing Process—Foreign Funds” sections below shall operate.

Placement of Creation Orders Using Clearing Process
Fund Deposits created through the Clearing Process, if available, must be delivered through an Authorized Participant that has executed a Participant Agreement.
The Participant Agreement authorizes the Distributor to transmit to NSCC on behalf of the Authorized Participant such trade instructions as are necessary to effect the Authorized Participant’s creation order. Pursuant to such trade instructions from the Distributor to NSCC, the Authorized Participant agrees to transfer the requisite Deposit Securities (or contracts to purchase such Deposit Securities that are expected to be delivered in a “regular way” manner) and the Cash Component to the Trust by the second (2nd) Business Day, together with such additional information as may be required by the Distributor. An order to create Creation Units of a Fund through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed. The delivery of Creation Units so created will occur no later than the second (2nd) Business Day following the day on which the creation order is deemed received by the Distributor (“T+2”).

Placement of Creation Orders Outside Clearing Process—Domestic Funds
Fund Deposits created outside the Clearing Process must be delivered through an Authorized Participant that has executed a Participant Agreement. An Authorized Participant who wishes to place an order creating Creation Units of the

Funds to be effected outside the Clearing Process must state in such order that the Authorized Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite amounts of Deposit Securities through DTC to the account of the Trust by no later than 5:00 p.m., Eastern time, of the next Business Day immediately following the Transmittal Date.
All questions as to the amounts of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Distributor through the Federal Reserve wire system in a timely manner so as to be received by the Distributor no later than 5:00 p.m., Eastern time, on the next Business Day immediately following the Transmittal Date. An order to create Creation Units of a Fund outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Distributor does not receive both the requisite Deposit Securities and the Cash Component in a timely fashion on the next Business Day immediately following the Transmittal Date, such order may be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the current NAV of the applicable Fund. The delivery of Creation Units so created will occur no later than the second (2nd) Business Day following the day on which the creation order is deemed received by the Distributor.
Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through an Authorized Participant) and in circumstances in which any cash can be used in lieu of Deposit Securities to create     Creation Units. (See “Creation Transaction Fee” section below.)

Placement of Creation Orders Outside Clearing Process—Foreign Funds
The following section does not apply to VanEck Bitcoin Strategy ETF. For a discussion regarding the Fund’s investments, see the “Investment Policies and Restrictions—General” section above.
The Distributor will inform the Transfer Agent, the Advisers and the Custodian upon receipt of a Creation Order. The Custodian will then provide such information to the appropriate sub-custodian. The Custodian will cause the sub-custodian of such Fund to maintain an account into which the Deposit Securities (or the cash value of all or part of such securities or “cash in lieu” amount) will be delivered. Deposit Securities must be delivered to an account maintained at the applicable local custodian. The Trust must also receive, on or before the contractual settlement date, immediately available or same day funds estimated by the Custodian to be sufficient to pay the Cash Component next determined after receipt in proper form of the purchase order, together with the creation transaction fee described below.
Once the Transfer Agent has accepted a creation order, the Transfer Agent will confirm the issuance of a Creation Unit of a Fund against receipt of payment, at such NAV as will have been calculated after receipt in proper form of such order. The Transfer Agent will then transmit a confirmation of acceptance of such order.
Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian, the Distributor and the applicable Adviser will be notified of such delivery and the Transfer Agent will issue and cause the delivery of the Creation Units.

Acceptance of Creation Orders
The Trust reserves the right to reject a creation order transmitted to it by the Distributor for any reason, including but not limited to the following: (a) the order is not in proper form; (b) the creator or creators, upon obtaining the Shares, would own 80% or more of the currently outstanding Shares of a Fund; (c) the Deposit Securities delivered are not as specified by the Administrators, as described above; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (e) in the event that circumstances outside the control of the Trust, the Distributor and the Advisers make it for all practical purposes impossible to process creation orders. Examples of such circumstances include, without limitation, acts of God or public service or utility problems such as earthquakes, fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; wars; civil or military disturbances, including acts of civil or military authority or governmental actions; terrorism; sabotage; epidemics; riots; labor disputes; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Advisers, the Distributor, DTC, the NSCC or any other participant in the creation process, and similar extraordinary events. The Transfer Agent will notify an Authorized Participant if an order is rejected. The Trust, the Custodian, any sub-custodian, the Distributor and the Transfer

Agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits to Authorized Participants nor shall any of them incur any liability to Authorized Participants for the failure to give any such notification.

All questions as to the amounts of the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee
A standard (fixed) creation transaction fee for each Fund payable to the Custodian, in the amount set forth in the table found under the “General Description of the Trust - Creation and Redemption Features” section of this SAI, is imposed on each creation transaction regardless of the number of Creation Units purchased in the transaction. However, the Custodian may increase the standard (fixed) creation transaction fee for administration and settlement of non-standard orders requiring additional administrative processing by the Custodian.
    In addition, a variable charge for cash creations or for creations outside the Clearing Process may be imposed. In the case of cash creations or where the Trust permits or requires a creator to substitute cash in lieu of depositing a portion of Deposit Securities, the creator may be assessed an additional variable charge to compensate the Funds for the costs associated with purchasing the applicable securities. (See “Fund Deposit” section above.) As a result, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Market Purchases”). In such cases where the Trust makes Market Purchases, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), the costs associated with certain derivative transactions, applicable registration fees, brokerage commissions and certain taxes. An Adviser may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. Each Fund may adjust or waive all or a portion of its creation transaction fee (including both the fixed and variable components) from time to time.

Redemption of Creation Units
Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor, only on a Business Day and only through an Authorized Participant who has executed a Participant Agreement. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial Owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit. See, with respect to each Fund, the section entitled “Summary Information—Principal Risks of Investing in the Fund” and “Additional Information About the Funds’ Investment Strategies and Risks—Risks of Investing in the Funds” in the Prospectus.
The Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) are made available by each Administrator, through NSCC, prior to the opening of business on the NYSE (currently 9:30 a.m., Eastern Time) on each day that the NYSE is open for business. An Authorized Participant submitting a redemption request is deemed to make certain representations to the Trust. The Trust reserves the right to verify these representations at its discretion, and will typically require verification with respect to a redemption request from the Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form, and may be rejected by the Trust.
The redemption proceeds for a Creation Unit generally consist of Fund Securities as announced by the relevant Administrator on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee and variable fees described below. Should the Fund Securities have a value greater than the NAV of the Shares being redeemed, a compensating cash payment to the Trust equal to the differential plus the applicable redemption transaction fee will be required to be arranged for by or on behalf of the redeeming shareholder. Each Fund reserves the right to honor a redemption request by delivering a basket of securities or cash that differs from the Fund Securities.

Redemption Transaction Fee
The standard (fixed) redemption transaction fee for each Fund payable to the Custodian, in the amount set forth in the chart found under the “General Description of the Trust - Creation and Redemption Features” section of this SAI, is imposed on each redemption transaction regardless of the number of Creation Units redeemed in the transaction. However, the Custodian may increase the standard (fixed) redemption transaction fee for administration and settlement of non-standard orders requiring additional administrative processing by the Custodian.
In addition, a variable charge for cash redemptions or redemptions outside the Clearing Process may be imposed. In the case of cash redemptions or partial cash redemptions (when cash redemptions are permitted or required for a Fund), an additional variable charge may also be imposed to compensate each applicable Fund for the costs associated with selling the applicable securities. As a result, in order to seek to replicate the in-kind redemption order process, the Trust expects to sell, in the secondary market, the portfolio securities or settle any financial instruments that may not be permitted to be re-registered in the name of the Authorized Participant as a result of an in-kind redemption order pursuant to local law or market convention, or for other reasons (“Market Sales”). In such cases where the Trust makes Market Sales, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were sold or settled by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), the costs associated with certain derivatives transactions, applicable registration fees, brokerage commissions and certain taxes (“Transaction Costs”). An Adviser may adjust the transaction fee to the extent the composition of the redemption securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. In no event will the variable fees charged by a Fund in connection with a redemption exceed 2% of the value of each Creation Unit. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. To the extent a Fund cannot recoup the amount of Transaction Costs incurred in connection with a redemption from the redeeming shareholder because of the 2% cap or otherwise, those Transaction Costs will be borne by the Fund’s remaining shareholders and negatively affect the Fund’s performance. Each Fund may adjust or waive all or a portion of its redemption transaction fee (including both the fixed and variable components) from time to time.

Portfolio Trading by Authorized Participants
When creation or redemption transactions consist of cash, the transactions may require a Fund to contemporaneously transact with broker-dealers for purchases or sales of portfolio securities, as applicable. Depending on the timing of the transactions and certain other factors, such transactions may be placed with the purchasing or redeeming Authorized Participant in its capacity as a broker-dealer or with its affiliated broker-dealer and conditioned upon an agreement with the Authorized Participant or its affiliated broker-dealer to transact at guaranteed prices in order to reduce transaction costs incurred as a consequence of settling creations or redemptions in cash rather than in-kind.
Specifically, following a Fund’s receipt of a creation or redemption order, to the extent such purchases or redemptions consist of a cash portion, the Fund may enter an order with the Authorized Participant or its affiliated broker-dealer to purchase or sell the portfolio securities, as applicable. Such Authorized Participant or its affiliated broker-dealer will be required to guarantee that the Fund will achieve execution of its order at a price at least as favorable to the Fund as the Fund’s valuation of the portfolio securities used for purposes of calculating the NAV applied to the creation or redemption transaction giving rise to the order. Whether the execution of the order is at a price at least as favorable to the Fund will depend on the results achieved by the executing firm and will vary depending on market activity, timing and a variety of other factors.
An Authorized Participant is required to deposit an amount with the Fund in order to ensure that the execution of the order on the terms noted above will be honored on orders arising from creation transactions executed by an Authorized Participant or its affiliate as broker-dealer. If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than a Fund’s valuation of the portfolio securities, the Fund receives the benefit of the favorable executions and the deposit is returned to the Authorized Participant. If, however, the broker-dealer executing the order is unable to achieve a price at least equal to a Fund’s valuation of the securities, the Fund retains the portion of the deposit equal to the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs) and may require the Authorized Participant to deposit any additional amount required to cover the full amount of the actual execution transaction.
An Authorized Participant agrees to pay the shortfall amount in order to ensure that a guarantee on execution will be honored for brokerage orders arising from redemption transactions executed by an Authorized Participant or its affiliate as broker-dealer. If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than the Fund’s valuation of the portfolio securities, the Fund receives the benefit of the favorable executions. If, however, the broker-dealer is unable to achieve executions in market transactions at a price at least equal to the Fund’s valuation of the securities, the Fund will be entitled to the portion of the offset equal to the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs).

Placement of Redemption Orders Using Clearing Process
Orders to redeem Creation Units of a Fund through the Clearing Process, if available, must be delivered through an Authorized Participant that has executed a Participant Agreement. An order to redeem Creation Units of a Fund using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the applicable Fund as next determined. An order to redeem Creation Units of a Fund using the Clearing Process made in proper form but received by the Fund after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date. The requisite Fund Securities (or contracts to purchase such Fund Securities which are expected to be delivered in a “regular way” manner) and the applicable cash payment will be transferred by the second (2nd) Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process—Domestic Funds
Orders to redeem Creation Units of a Fund outside the Clearing Process must be delivered through an Authorized Participant that has executed a Participant Agreement. An Authorized Participant who wishes to place an order for redemption of Creation Units of a Fund to be effected outside the Clearing Process must state in such order that the Authorized Participant is not using the Clearing Process and that redemption of Creation Units of the Fund will instead be effected through transfer of Creation Units of the Fund directly through DTC. An order to redeem Creation Units of a Fund outside the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m. Eastern time on such Transmittal Date; (ii) such order is preceded or accompanied by the requisite number of Shares of Creation Units specified in such order, which delivery must be made through DTC to the Transfer Agent, on such Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed.
After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities (or contracts to purchase such Fund Securities) which are expected to be delivered within two Business Days and the cash redemption payment to the redeeming Beneficial Owner by the second (2nd) Business Day following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent (T+2). An additional variable redemption transaction fee may also be imposed.

Placement of Redemption Orders Outside Clearing Process—Foreign Funds
The following section does not apply to VanEck Bitcoin Strategy ETF. For a discussion regarding the Fund’s investments, see the “Investment Policies and Restrictions—General” section above.
Arrangements satisfactory to the Trust must be in place for the Authorized Participant to transfer the Creation Units through DTC on or before the settlement date. Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and a Fund reserves the right to redeem Creation Units for cash to the extent that the Funds could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.
In connection with taking delivery of Shares for Fund Securities upon redemption of Creation Units, a redeeming shareholder or entity acting on behalf of a redeeming shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. If neither the redeeming shareholder nor the entity acting on behalf of a redeeming shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdictions, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.
Deliveries of redemption proceeds generally will be made within two Business Days following the date on which such request for redemption is deemed received (T+2). Due to the schedule of holidays in certain countries or for other reasons, however, the delivery of redemption proceeds may take longer than two business days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. Each of VanEck India Growth Leaders ETF and VanEck China Bond ETF generally intends to settle redemption transactions on the third (3rd) Business Day following the date on which such request for redemption is deemed received date (“T+3”).

The Funds may effect deliveries of Creation Units and redemption proceeds on a basis other than as described above in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. If in-kind creations are permitted or required by the Fund, the ability of the Trust to effect in-kind creations and redemptions as described above, of receipt of an order in good form is subject to, among other things, the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market.
For every occurrence of one or more intervening holidays in the applicable non-U.S. market that are not holidays observed in the U.S. equity market, the redemption settlement cycle may be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market due to emergencies may also prevent the Foreign Funds from delivering securities within the normal settlement period.
The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with non-U.S. market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. The timing of settlement may also be affected by the proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices.

DETERMINATION OF NET ASSET VALUE
The following information supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Shareholder Information—Determination of NAV.”
The NAV per Share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m., Eastern time) on the New York Stock Exchange.
The values of each Fund’s portfolio securities are based on the securities’ closing prices on the markets on which the securities trade, when available. Due to the time differences between the United States and certain countries in which certain Funds invest, securities on these exchanges may not trade at times when Shares of the Fund will trade. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Debt instruments with remaining maturities of more than 60 days are valued at the evaluated mean price provided by an outside independent pricing service. If an outside independent pricing service is unable to provide a valuation, the instrument is valued at the mean of the highest bid and the lowest asked quotes obtained from one or more brokers or dealers selected by the Advisers. Prices obtained by an outside independent pricing service may use information provided by market makers or estimates of market values obtained from yield data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources. If a market quotation for a security or other asset is not readily available or the Advisers believe it does not otherwise accurately reflect the market value of the security or asset at the time a Fund calculates its NAV, the security or asset will be fair valued by each Adviser in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. Each Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. In addition, each Fund that holds foreign equity securities currently expects that it will fair value certain of the foreign equity securities held by the Fund each day the Fund calculates its NAV, except those securities principally traded on exchanges that close at the same time the Fund calculates its NAV.
Accordingly, a Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices at the time the exchanges on which they principally trade close. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security or other asset is materially different than the value that could be realized upon the sale of such security or asset. In addition, for certain Funds, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s Index. This may adversely affect certain Fund’s ability to track its Index. With respect to securities that are principally traded on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.
For VanEck Bitcoin Strategy ETF, the Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund is subject to U.S. federal income tax on its taxable income at the corporate tax rate as well as state and local income taxes. In calculating the Fund’s daily NAV, the Fund will, among other things, account for its current taxes and deferred tax liability and/or asset balances. The Fund may accrue a deferred income tax liability balance at the corporate tax rate, plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s NAV. The Fund may also accrue a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Fund’s NAV. To the extent the Fund has a deferred tax asset balance, consideration is given as to whether or not a valuation allowance, which would offset the value of some or all of the deferred tax asset balance, is required. The daily estimate of the Fund’s current taxes and deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary dramatically from the Fund’s actual tax liability or benefit, and, as a result, the determination of the Fund’s actual tax liability or benefit may have a material impact on the Fund’s NAV. From time to time, the Fund may modify its estimates or assumptions regarding its current taxes and deferred tax liability and/or asset balances as new information becomes available, which modifications in estimates or assumptions may have a material impact on the Fund’s NAV.

DIVIDENDS AND DISTRIBUTIONS
The following information supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Shareholder Information—Distributions.”

General Policies
Each Fund (except VanEck Bitcoin Strategy ETF)
Dividends from net investment income, if any, are declared and paid monthly for VanEck CLO ETF, VanEck Preferred Securities ex Financials ETF and each Fixed Income Fund, quarterly for each of VanEck BDC Income ETF, VanEck Energy Income ETF, VanEck Morningstar Durable Dividend ETF, VanEck Mortgage REIT Income ETF and VanEck Pharmaceutical ETF, and at least annually by each other Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for each Fund to improve its Index tracking (for each Fund except VanEck CLO ETF, VanEck Commodity Strategy ETF, VanEck Dynamic High Income ETF, VanEck Future of Food ETF, VanEck HIP Sustainable Muni ETF, VanEck Inflation Allocation ETF or VanEck Muni Allocation ETF) or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act. It is currently expected that virtually all net income (interest less expenses) will be distributed annually for VanEck Morningstar Global Wide Moat ETF and VanEck Video Gaming and eSports ETF, monthly for VanEck Preferred Securities ex Financials ETF and each Fixed Income Fund and quarterly for VanEck BDC Income ETF, VanEck Morningstar Durable Dividend ETF, VanEck Energy Income ETF and VanEck Mortgage REIT Income ETF, while capital gains distributions will generally occur annually in December. In addition, in situations where the Fund acquired investment securities after the beginning of the dividend period, the Fund may elect to distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of the Funds, net of expenses of the Funds, as if each Fund owned such underlying portfolio securities for the entire dividend period. If the Fund so elects, some portion of each distribution may result in a return of capital, which, for tax purposes, is treated as a return of your investment in Shares.
VanEck Bitcoin Strategy ETF
Distributions (if any) by the Fund of cash or property in respect of the Shares, whether taken in cash or reinvested in Shares, will be treated as dividends for U.S. federal income tax purposes to the extent paid from the Fund's current or accumulated earnings and profits (as determined under U.S. federal income tax principles) and will be includible in gross income by a U.S. Shareholder upon receipt.
All Funds
Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. With respect to all Funds (except VanEck Bitcoin Strategy ETF), the Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income and, with respect to the Equity Income Funds and Fixed Income Funds, net tax-exempt interest income, of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue

Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund (except VanEck Bitcoin Strategy ETF) as a RIC or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT SERVICE
No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Funds. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. Distributions reinvested in additional Shares of the Funds will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
As of the date of this SAI, no entity beneficially or of record owned any voting securities of VanEck Commodity Strategy ETF or VanEck Dynamic High Income ETF.
As of the date of this SAI, no information concerning the beneficial ownership of shares for VanEck CLO ETF, VanEck Digital Assets Mining ETF and VanEck Digital India ETF has been obtained since these Funds commenced operations on June 21, 2022, March 7, 2022 and February 15, 2022, respectively.
Although the Trust does not have information concerning the beneficial ownership of shares held in the names of DTC Participants, the name and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding Shares of a Fund, as of the dates indicated, were as follows:

Date	Fund	Fiscal Year End	Name and Address of Owner of Record	Percentage of Class of Fund Owned
December 31, 2021	VanEck Biotech ETF	September 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	14.43%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	14.27%
			Merrill Lynch, Pierce, Fenner & Smith Inc, 101 Hudson Street, 9th Floor, Jersey City, NJ 07302-3997	9.68%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	6.36%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	6.24%
			UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086-6790	5.31%
December 31, 2021	VanEck Digital Transformation ETF	September 30	National Financial Services LLC - 200 Liberty Street, New York, NY 10281	21.34%
			BNP Paribas Prime Brokerage, Inc. - 525 Washington Blvd, 9th Floor, Jersey City, NJ 07310	13.90%
			Charles Schwab & Co., Inc. - 101 Montgomery Street, San Francisco, CA 94104	13.40%
			TD Ameritrade Clearing, Inc – 4211 South 102nd Street, Omaha, NE 68127-1031	7.76%
			Wells Fargo Institutional Trust Services - Building 68 550 South 4th St MAC : N9310-090 Minneapolis, MN 55415	7.24%

December 31, 2021	VanEck Energy Income ETF	September 30	National Financial Services, LLC 200 Liberty Street New York, NY 10281	17.39%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	13.77%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	12.73%
			Raymond James & Associates Inc. 880 Carilion Parkway Saint Petersburg, FL 33716	9.86%
			State Street Bank & Trust/ State Street TOTAL ETF- P.O. BOX 1631 Boston, MA, 02105-1631	6.95%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	5.09%
December 31, 2021	VanEck Environmental Services ETF	September 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	13.08%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	11.02%
			American Enterprise Investment Service 901 3rd Ave South Minneapolis, MN 55474	7.55%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	7.44%
			State Street Bank & Trust/ State Street TOTALETF- P.O. BOX 1631, Boston, MA, 02105-1631	7.41%
			Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	7.35%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	7.02%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	6.23%
			LPL Financial Corp. 9785 Towne Center Drive San Diego, CA 92121-1968	6.22%
			Merrill Lynch, Pierce, Fenner & Smith Inc, 101 Hudson Street, 9th Floor, Jersey City, NJ 07302-3997	5.65%

December 31, 2021	VanEck Gaming ETF	September 30	National Financial Services, LLC 200 Liberty Street New York, NY 10281	17.35%
			Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	16.45%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	11.35%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	7.60%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	7.29%
			UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086-6790	6.45%
			LPL Financial Corp. - 9785 Towne CTR Drive, San Diego CA 92121-1968	5.27%
December 31, 2021	VanEck Inflation Allocation ETF	September 30	Charles Schwab & Co., Inc. - 101 Montgomery Street, San Francisco, CA 94104	49.70%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	17.90%
			TD Ameritrade Clearing, Inc – 4211 South 102nd Street, Omaha, NE 68127-1031	9.16%
			Pershing LLC - One Pershing Plaza, Jersey City, NJ 07399	8.49%
			Raymond James & Associates Inc., 880 Carilion Parkway, Sait Petersburg, FL 33716	7.02%
December 31, 2021	VanEck Long/Flat Trend ETF	September 30	National Financial Services, LLC 200 Liberty Street New York, NY 10281	31.08%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	26.07%
			LPL Financial Corp. 9785 Towne Center Drive San Diego, CA 92121-1968	16.37%
			Merrill Lynch, Pierce, Fenner & Smith Inc, 101 Hudson Street, 9th Floor, Jersey City, NJ 07302-3997	6.44%
			Raymond James & Associates Inc., 880 Carilion Parkway, Sait Petersburg, FL 33716	5.61%

December 31, 2021	VanEck Morningstar Durable Dividend ETF	September 30	National Financial Services LLC 200 Liberty Street New York, NY 10281	26.05%
			Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	17.63%
			Raymond James & Associates Inc. 880 Carilion Parkway Saint Petersburg, FL 33716	14.12%
			Merrill Lynch, Pierce, Fenner & Smith Inc 101 Hudson Street, 9th Floor Jersey City, NJ 07302-3997	13.95%
			BNP Paribas Prime Brokerage, Inc. 525 Washington Blvd, 9th Floor Jersey City, NJ 07310	9.25%
December 31, 2021	VanEck Morningstar ESG Moat ETF	September 30	BOFA Securities Inc. One Bryant Park New York, NY 10036	79.29%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	7.12%
December 31, 2021	VanEck Morningstar Global Wide Moat ETF	September 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	37.56%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	11.32%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127	10.45%
			Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	9.71%
			J.P. Morgan Clearing Corp. - 3 Chase Metrotech Center, Proxy Dept./NY1-H034, Brooklyn NY 11245-0001	8.10%
			Merrill Lynch, Pierce, Fenner & Smith Inc, 101 Hudson Street, 9th Floor, Jersey City, NJ 07302-3997	5.28%
December 31, 2021	VanEck Morningstar International Moat ETF	September 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	30.71%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	28.17%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	14.80%

December 31, 2021	VanEck Morningstar Wide Moat ETF	September 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	15.54%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	13.83%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	8.76%
			Merrill Lynch, Pierce, Fenner & Smith Inc, 101 Hudson Street, 9th Floor, Jersey City, NJ 07302-3997	8.50%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	6.71%
			Raymond James & Associates Inc. 880 Carilion Parkway Saint Petersburg, FL 33716	5.95%
December 31, 2021	VanEck Pharmaceutical ETF	September 30	The Bank of New York Mellon - One Wall Street, 5th Floor, New York, NY 10286-0001	29.37%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	9.32%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	9.30%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	7.86%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	5.12%
December 31, 2021	VanEck Retail ETF	September 30	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	15.19%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	14.50%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	14.37%
			Pershing LLC - One Pershing Plaza, Jersey City, NJ 07399	9.35%
			LPL Financial Corp. - 9785 Towne CTR Drive, San Diego CA 92121-1968	6.20%

December 31, 2021	VanEck Semiconductor ETF	September 30	National Financial Services, LLC 200 Liberty Street New York, NY 10281	14.66%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	11.11%
			JPMorgan Chase Bank, N.A. 14201 Dallas Pkwy, Floor 12 Dallas, TX 75254	7.06%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	6.98%
			Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	6.44%
			Citibank - 3801 Citibank Center B/3RD Floor/Zone 12, Tampa, FL 33610	5.82%
December 31, 2021	VanEck Social Sentiment ETF	September 30	National Financial Services LLC - 200 Liberty Street, New York, NY 10281	20.15%
			TD Ameritrade Clearing, Inc – 4211 South 102nd Street, Omaha, NE 68127-1031	17.05%
			Charles Schwab & Co., Inc. - 101 Montgomery Street, San Francisco, CA 94104	12.81%
			E*Trade Clearing LLC - 34 Exchange Place Plaza II Jersey City, NJ 07311	8.50%
			Robinhood Securities LLC - 85 Willow Road Menlo Park, CA 94025 United States	8.37%
December 31, 2021	VanEck Video Gaming and eSports ETF	September 30	Citibank - 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	10.86%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	9.35%
			Euroclear Bank SA - Boulevard du Rio Alvert II, Brussels, Bruxelles-Capitale, 1210	7.52%
			Interactive Brokers Retail Equity CL - 8 Greenwich Office Part, Greenwich CT 06831	7.06%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	6.69%
			Merrill Lynch, Pierce, Fenner & Smith Inc. 4 World Financial Center North Tower New York, NY 10080	5.01%

March 31, 2022	VanEck Africa Index ETF	December 31	Interactive Brokers Retail Equity CL 8 Greenwich Office Part Greenwich, CT 06831	16.59%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	13.58%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	13.30%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	10.38%
			E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	5.37%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	5.06%
March 31, 2022	VanEck Agribusiness ETF	December 31	National Financial Services, LLC 200 Liberty Street New York, NY 10281	12.12%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	10.25%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	8.26%
			State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110	7.99%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	5.72%
March 31, 2022	VanEck Bitcoin Strategy ETF	December 31	National Financial Services, LLC 200 Liberty Street New York, NY 10281	27.73%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	24.11%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	10.54%
			BNP Paribas Prime Brokerage, Inc. 525 Washington Blvd, 9th Floor Jersey City, NJ 07310	7.73%
			Vanguard Marketing Corp. 100 Vanguard Blvd Malvern, PA 19355	6.95%
			E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	5.66%

March 31, 2022	VanEck Brazil Small-Cap ETF	December 31	National Financial Services, LLC 200 Liberty Street New York, NY 10281	11.92%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	11.58%
			Vanguard Marketing Corp. 100 Vanguard Blvd Malvern, PA 19355	10.12%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	8.98%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	8.23%
			Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street, 9th Floor Jersey City, NJ 07302-3997	6.42%
			Brown Brothers Harriman & Co. 50 Milk Street Boston, MA 02109	5.30%
March 31, 2022	VanEck China Growth Leaders ETF	December 31	Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	27.22%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	18.34%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	17.26%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	5.74%
March 31, 2022	VanEck ChiNext ETF	December 31	Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	22.14%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	11.91%
			J.P. Morgan Clearing Corp. 3 Chase Metrotech Center, Proxy Dept./NY1-H034 Brooklyn NY 11245-0001	10.63%
			Interactive Brokers Retail Equity CL 8 Greenwich Office Part Greenwich, CT 06831	6.68%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	5.99%
			Brown Brothers Harriman & Co. 50 Milk Street Boston, MA 02109	5.85%
			BOFA Securities Inc. One Bryant Park New York, NY 10036	5.30%

March 31, 2022	VanEck Egypt Index ETF	December 31	National Financial Services, LLC 200 Liberty Street New York, NY 10281	15.11%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	15.07%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	11.51%
			Brown Brothers Harriman & Co. 50 Milk Street Boston, MA 02109	10.44%
			BOFA Securities Inc. One Bryant Park New York, NY 10036	7.63%
			J.P. Morgan Clearing Corp. 3 Chase Metrotech Center, Proxy Dept./NY1-H034 Brooklyn, NY 11245-0001	5.77%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	5.00%
March 31, 2022	VanEck Future of Food ETF	December 31	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	15.20%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	15.06%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	14.05%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	9.99%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	8.33%
			J.P. Morgan Clearing Corp. 3 Chase Metrotech Center, Proxy Dept./NY1-H034 Brooklyn, NY 11245-0001	7.30%
			E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	6.22%
March 31, 2022	VanEck Gold Miners ETF	December 31	National Financial Services, LLC 200 Liberty Street New York, NY 10281	8.81%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	8.71%
			The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286-0001	7.60%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	6.65%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	5.35%

March 31, 2022	VanEck Green Metals ETF	December 31	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	22.84%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	20.12%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	13.14%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	6.68%
			Vanguard Marketing Corp. 100 Vanguard Blvd Malvern, PA 19355	6.59%
			Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.20%
			E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	5.01%
March 31, 2022	VanEck India Growth Leaders ETF	December 31	Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	12.93%
			Interactive Brokers Retail Equity CL 8 Greenwich Office Part Greenwich, CT 06831	10.91%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	9.77%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	7.55%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	7.26%
			The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286-0001	6.00%
March 31, 2022	VanEck Indonesia Index ETF	December 31	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	23.55%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	12.42%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	10.52%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	8.32%

March 31, 2022	VanEck Israel ETF	December 31	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	20.06%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	14.95%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	9.35%
			RBC Capital Markets Corporation 1 Liberty Street New York, NY 10006	6.67%
			Fifth Third Bank 5001 Kingsley Drive Cincinnati, OH 45263	5.88%
			Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	5.51%
March 31, 2022	VanEck Junior Gold Miners ETF	December 31	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	9.81%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	9.06%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	8.19%
			Brown Brothers Harriman & Co. 50 Milk Street Boston, MA 02109	5.78%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	5.37%
March 31, 2022	VanEck Low Carbon Energy ETF	December 31	National Financial Services LLC 200 Liberty Street New York, NY 10281	14.29%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	8.69%
			Edward D. Jones & Co., 12555 Manchester Road, St. Louis, MO 63131	7.31%
			State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110	6.90%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	5.84%

March 31, 2022	VanEck Natural Resources ETF	December 31	National Financial Services, LLC 200 Liberty Street New York, NY 10281	23.83%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	17.90%
			LPL Financial Corp. 9785 Towne CTR Drive San Diego CA 92121-1968	10.47%
			American Enterprise Investment Service 901 3rd Ave South Minneapolis, MN 55474	8.80%
			Raymond James & Associates Inc. 880 Carilion Parkway Saint Petersburg, FL 33716	6.91%
			Wells Fargo Clearing Servies, LLC 2801 Market Street, H0006-09B St Louis, MO Missouri 63103	5.38%
March 31, 2022	VanEck Oil Refiners ETF	December 31	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	18.65%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	14.93%
			Scotia Capital Inc/CDS** 40 King St West, Scotia Plaza 33rd Fl, Toronto A6 M5W 2X6	14.44%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	12.45%
			Merrill Lynch, Pierce, Fenner & Smith Inc, 101 Hudson Street, 9th Floor, Jersey City, NJ 07302-3997	5.01%
March 31, 2022	VanEck Oil Services ETF	December 31	J.P. Morgan Clearing Corp. 3 Chase Metrotech Center, Proxy Dept./NY1-H034, Brooklyn NY 11245-0001	11.28%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12, Tampa, FL 33610	10.74%
			The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286-0001	8.26%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	7.84%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	7.41%
			Brown Brothers Harriman & Co. 50 Milk Street Boston, MA 02109	6.06%

March 31, 2022	VanEck Rare Earth/Strategic Metals ETF	December 31	National Financial Services, LLC 200 Liberty Street New York, NY 10281	16.06%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	11.42%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	10.70%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	8.98%
			Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.76%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	5.10%
March 31, 2022	VanEck Russia ETF	December 31	National Financial Services, LLC 200 Liberty Street New York, NY 10281	12.05%
			State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110	10.54%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	8.03%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	7.85%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	7.67%
			Brown Brothers Harriman & Co. 50 Milk Street Boston, MA 02109	5.52%
			Interactive Brokers Retail Equity CL 8 Greenwich Office Part Greenwich, CT 06831	5.17%
March 31, 2022	VanEck Russia Small-Cap ETF	December 31	E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	14.59%
			Vanguard Marketing Corp. 100 Vanguard Blvd Malvern, PA 19355	12.74%
			Interactive Brokers Retail Equity CL 8 Greenwich Office Part Greenwich, CT 06831	12.13%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	10.54%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	10.19%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	9.57%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12, Tampa, FL 33610	7.54%

March 31, 2022	VanEck Steel ETF	December 31	National Financial Services, LLC 200 Liberty Street New York, NY 10281	13.75%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	13.36%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	7.95%
			Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	7.85%
			Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street, 9th Floor Jersey City, NJ 07302-3997	7.78%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	7.78%
			UBS Financial Services Inc. 1000 Harbor Boulevard, Weehawken, NJ 07086-6790	7.28%
March 31, 2022	VanEck Uranium+Nuclear Energy ETF	December 31	Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	17.60%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	11.41%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	10.59%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	7.19%
			Brown Brothers Harriman & Co. 50 Milk Street Boston, MA 02109	6.30%
March 31, 2022	VanEck Vietnam ETF	December 31	Citibank 3801 Citibank Center B/3RD Floor/Zone 12 Tampa, FL 33610	20.45%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	10.11%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	9.50%
			The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286-0001	7.69%
			Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.05%

July 31, 2022	VanEck BDC Income ETF	April 30	National Financial Services, LLC 200 Liberty Street New York, NY 10281	15.67%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	13.70%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	12.87%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	10.12%
			LPL Financial Corp. 9785 Towne Center Drive San Diego, CA 92121-1968	6.36%
			Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	6.18%
			Merrill Lynch, Pierce, Fenner & Smith Inc. World Financial Center, North Tower New York, NY 10080	5.22%
July 31, 2022	VanEck CEF Muni Income ETF	April 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	21.59%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	16.76%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	10.92%
			LPL Financial Corp. 9785 Towne Center Drive San Diego, CA 92121-1968	9.19%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II Jersey City, NJ 07311	8.65%
			Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	7.22%
			Merrill Lynch, Pierce, Fenner & Smith Inc. World Financial Center, North Tower New York, NY 10080	6.30%
July 31, 2022	VanEck China Bond ETF	April 30	National Financial Services, LLC 200 Liberty Street New York, NY 10281	23.35%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	21.05%
			Interactive Brokers Retail Equity CL 8 Greenwich Office Part Greenwich, CT 06831	12.99%

July 31, 2022	VanEck Emerging Markets High Yield Bond ETF	April 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	13.30%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	10.04%
			Euroclear Bank SA Boulevard du Rio Alvert II Brussels Bruxelles-Capitale, 1210	9.49%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	8.92%
			Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	7.88%
			Wells Fargo Clearing Services, LLC 2801 Market Street H0006-09B St. Louis, Missouri 63103	7.61%
			CIBC World Markets Corp. 425 Lexington Ave Bsmt C2 New York, NY 10017-3903	5.10%
July 31, 2022	VanEck Fallen Angel High Yield Bond ETF	April 30	Merrill Lynch, Pierce, Fenner & Smith Inc. World Financial Center, North Tower New York, NY 10080	19.30%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	15.36%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	10.26%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	10.05%
July 31, 2022	VanEck Green Bond ETF	April 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	28.61%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	18.99%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	10.25%
			J.P. Morgan Clearing Corp. 3 Chase Metrotech Center, Proxy Dept./NY1-H034 Brooklyn NY 11245-0001	6.79%
			The Bank of New York Mellon/Mellon T 525 William Penn Place Suite 153-0400 Pittsburgh, PA 15259	5.02%

July 31, 2022	VanEck High Yield Muni ETF	April 30	Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street, 9th Floor Jersey City, NJ 07302-3997	17.31%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	11.67%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	11.15%
			SEI Private Trust Company Co. 1 Freedom Valley Drive Oaks, PA 19456	8.88%
			Wells Fargo Clearing Services, LLC 2801 Market Street, H0006-09B St Louis, MO 63103	5.99%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	5.98%
July 31, 2022	VanEck HIP Sustainable Muni ETF	April 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	36.66%
			J.P. Morgan Clearing Corp. 3 Chase Metrotech Center Proxy Dept./NY1-H034 Brooklyn, NY 11245-0001	15.94%
			BNP Paribas Prime Brokerage, Inc. 525 Washington Blvd, 9th Floor Jersey City, NJ 07310	14.29%
			Stonex Financial Inc. - 155 East 44th Street, Suite 900, New York City, New York, 10017	12.03%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	11.52%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	6.26%
July 31, 2022	VanEck Intermediate Muni ETF	April 30	Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street, 9th Floor Jersey City, NJ 07302-3997	39.63%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	10.89%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	7.39%
			Pershing LLC One Pershing Plaza Jersey City, NJ 07399	7.33%

July 31, 2022	VanEck International High Yield Bond ETF	April 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	19.21%
			The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286-0001	13.74%
			Pershing LLC One Pershing Plaza Jersey City, NJ 07399	11.03%
			Wells Fargo Clearing Services, LLC 2801 Market Street, H0006-09B St Louis, MO 63103	10.88%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	9.62%
			J.P. Morgan Clearing Corp. 3 Chase Metrotech Center Proxy Dept./NY1-H034 Brooklyn, NY 11245-0001	6.82%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	6.81%
July 31, 2022	VanEck IG Floating Rate ETF	April 30	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	21.72%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	20.60%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	11.75%
			Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.60%
July 31, 2022	VanEck J.P. Morgan EM Local Currency Bond ETF	April 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	15.97%
			Pershing LLC One Pershing Plaza Jersey City, NJ 07399	11.75%
			UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086-6790	10.42%
			The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286-0001	9.64%
			SEI PrivateTrust Company C/O GWP 1 Freedom Valley Drive Oaks, PA 19456	8.92%

July 31, 2022	VanEck Long Muni ETF	April 30	National Financial Services, LLC 200 Liberty Street New York, NY 10281	16.06%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	15.32%
			The Bank of New York Mellon One Wall Street, 5th Floor New York, NY 10286-0001	8.46%
			Raymond James & Associates Inc. 880 Carilion Parkway St. Petersburg, FL 33716	8.21%
			J.P. Morgan Clearing Corp 3 Chase Metrotech Center, Proxy Dept./NY1-H034, Brooklyn NY 11245-0001	6.94%
			Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street, 9th Floor Jersey City, NJ 07302-3997	6.25%
			UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086-6790	6.13%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	5.72%
July 31, 2022	VanEck Moody's Analytics BBB Corporate Bond ETF	April 30	BNP Paribas Prime Brokerage, Inc. 525 Washington Blvd, 9th Floor Jersey City, NJ 07310	81.75%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	7.21%
July 31, 2022	VanEck Moody's Analytics IG Corporate Bond ETF	April 30	BNP Paribas Prime Brokerage, Inc. 525 Washington Blvd, 9th Floor Jersey City, NJ 07310	59.00%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	31.91%
			J.P. Morgan Clearing Corp 3 Chase Metrotech Center, Proxy Dept./NY1-H034, Brooklyn NY 11245-0001	6.10%
July 31, 2022	VanEck Mortgage REIT Income ETF	April 30	National Financial Services, LLC 200 Liberty Street New York, NY 10281	19.58%
			Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	14.33%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	12.96%
			Merrill Lynch, Pierce, Fenner & Smith Inc. World Financial Center North Tower New York, NY 10080	6.87%
			Morgan Stanley Smith Barney LLC Harborside Financial Center Plaza II Jersey City, NJ 07311	6.44%
			Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.11%

July 31, 2022	VanEck Muni Allocation ETF	April 30	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	22.60%
			National Financial Services LLC 200 Liberty Street New York, NY 10281	21.78%
			J.P. Morgan Clearing Corp. 3 Chase Metrotech Center, Proxy Dept./NY1-H034 Brooklyn, NY 11245-0001	18.65%
			Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	7.59%
			Vanguard Marketing Corp. 100 Vanguard Blvd Malvern, PA 19355	6.73%
			BOFA Securities Inc. One Bryant Park, New York, NY 10036	6.04%
			Raymond James & Associates Inc. 880 Carilion Parkway, Sait Petersburg, FL 33716	5.22%
July 31, 2022	VanEck Preferred Securities ex Financals ETF	April 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	30.58%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	16.92%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	9.18%
			Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	6.28%

July 31, 2022	VanEck Short High Yield Muni ETF	April 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	14.05%
			Wells Fargo Clearing Services, LLC 2801 Market Street, H0006-09B St Louis, MO 63103	11.55%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	11.53%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	10.13%
			Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street, 9th Floor Jersey City, NJ 07302-3997	7.94%
			Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	7.04%
			Morgan Stanley Smith Barney LLC 1 Harborside Financial Center Plaza II Jersey City, NJ 07311	5.88%
July 31, 2022	VanEck Short Muni ETF	April 30	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	15.41%
			American Enterprise Investment Service 901 3rd Ave South Minneapolis, MN 55474	15.40%
			National Financial Services, LLC 200 Liberty Street New York, NY 10281	10.46%
			Merrill Lynch, Pierce, Fenner & Smith Inc. 101 Hudson Street, 9th Floor Jersey City, NJ 07302-3997	10.20%
			Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	7.13%
			LPL Financial Corp. 9785 Towne CTR Drive San Diego, CA 92121-1968	6.41%
			TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	6.30%
			Wells Fargo Clearing Services, LLC 2801 Market Street, H0006-09B St Louis, MO 63103	5.11%

TAXES
The following information also supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Shareholder Information—Tax Information” and the section in this Statement of Additional Information entitled “Special Considerations and Risks.” The following summary of certain relevant tax provisions is subject to change, and does not constitute legal or tax advice.
The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to foreign, federal, state, or local taxes.

For purposes of this summary, the term “U.S. Shareholder” means a beneficial owner of Shares that, for U.S. federal income tax purposes, is one of the following:
•an individual who is a citizen or resident of the United States;
•a corporation or other entity taxable as a corporation created in or organized under the laws of the United States, any state thereof or the District of Columbia;
•an estate the income of which is subject to U.S. federal income taxation regardless of its source; or
•a trust (i) if a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (ii) that has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.
A “Non-U.S. Shareholder” is a beneficial owner of Shares that is neither a U.S. Shareholder nor a partnership for U.S. federal income tax purposes. If a partnership (including any other entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. Partners of partnerships that hold Shares should consult their tax advisors.

Tax Status of the Funds (Each Fund except VanEck Bitcoin Strategy ETF)
Each Fund intends to qualify for and to elect treatment as a RIC under Subchapter M of the Internal Revenue Code. As a RIC, each Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest, net short-term capital gains and net ordinary income from certain MLPs) and at least 90% of its tax-exempt interest income, for each tax year, if any, to its shareholders and meet several other requirements relating to the nature of its income and the diversification of its assets, among others. If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.
To the extent VanEck China Growth Leaders ETF or VanEck ChiNext ETF invests directly in the A-share market via a QFII or RQFII license, or to the extent that VanEck China Bond ETF invests directly in RMB Bonds, there is a delay in the preparation of the tax commitment letter by the RQFII. The Funds will not be able to repatriate funds associated with such direct investment on a timely basis and may be unable to meet the distribution requirements required to qualify for the favorable tax treatment otherwise generally afforded to RICs under the Internal Revenue Code.
Each of VanEck BDC Income ETF, VanEck CEF Muni Income ETF, VanEck Dynamic High Income ETF, VanEck Muni Allocation ETF, VanEck Long/Flat Trend ETF (to the extent the Fund is holding shares of one or more exchange-traded funds rather than investing directly in the shares of the companies comprising the S&P 500 Index) and VanEck Inflation Allocation ETF is treated as a separate corporation for U.S. federal income tax purposes from the Underlying Funds. Each of VanEck BDC Income ETF, VanEck CEF Muni Income ETF, VanEck Dynamic High Income ETF, VanEck Muni Allocation ETF, VanEck Long/Flat Trend ETF (to the extent the Fund is holding shares of one or more exchange-traded funds rather than investing directly in the shares of the companies comprising the S&P 500 Index) and VanEck Inflation Allocation ETF, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in an Underlying Fund do not generally offset gains or distributions of another Underlying Fund. Redemptions of shares in an Underlying Fund could also result in a gain and/or income. The Fund’s use of the fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders. Redemptions of shares in an Underlying Fund could also cause additional distributable gains to shareholders.
Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to the sum of 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, 98.2% of its capital gain net income for the twelve months ended October 31 of such year, and 100% of any undistributed amounts on which the Fund paid no corporate-level U.S. federal income tax from the prior years. Although each Fund generally intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax, the Fund may elect to retain a portion of its income and gains, and in such a case, the Fund may be subject to excise tax.

Tax Status of VanEck Bitcoin Strategy ETF
VanEck Bitcoin Strategy ETF is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at the rates applicable to corporations (currently 21%). In addition, as a regular corporation, the Fund is subject to state and local income tax. The extent to which the Fund is required to pay U.S. corporate income tax could materially reduce the Fund’s cash available to make distributions on the Shares. The Fund will recognize gain or loss on the sale, exchange or other taxable disposition of its assets equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund’s adjusted tax basis in such asset. Any such gain will be subject to U.S. federal income tax at regular corporate rates, regardless of how long the Fund has held such asset. The Fund will also recognize gain on in-kind redemptions of appreciated positions held by the Fund. To the extent that the Fund has a net capital loss in any tax year, the net capital loss can be carried back three years and forward five years to reduce the Fund’s current taxes payable, subject to certain limitations. The use of ordinary net operating loss carryforwards is subject to limitation under the Internal Revenue Code. In the event a capital loss carryover or net operating loss carryforward cannot be utilized in the carryover periods, the Fund’s federal income tax liability may be higher than expected which will result in less cash available to distribute to shareholders. The Fund’s transactions in Bitcoin Futures and certain other investments, to the extent permitted, will be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character of gains and losses recognized by the Fund (i.e., may affect whether gains or losses are ordinary versus capital or short-term versus long-term), accelerate recognition of income to the Fund and defer Fund losses. These provisions also (i) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) including Bitcoin Futures purchased on U.S. exchanges and (ii) may cause the Fund to recognize income without receiving the corresponding amount of cash.

Tax Consequences of Commodity-Linked Investments (VanEck Commodity Strategy ETF and VanEck Inflation Allocation ETF only)
The IRS issued a revenue ruling in December 2005 which concluded that income and gains from certain commodity-linked derivatives are not qualifying income under subchapter M of the Internal Revenue Code. As a result, the ability for each Fund to invest directly in commodity-linked futures contracts or swaps and in certain exchange traded trusts that hold commodities as part of its investment strategy is limited by the requirement that it receive no more than ten percent (10%) of its gross income from such investments.
The IRS has issued private letter rulings to other taxpayers in which the IRS specifically concluded that income derived from a fund’s investment in a CFC also will constitute qualifying income to the fund, even if the CFC itself owns commodity-linked futures contracts or swaps. A private letter ruling cannot be used or cited as precedent and is binding on the IRS only for the taxpayer that receives it. Each Fund has not obtained a ruling from the IRS with respect to its investments or its structure. The IRS has currently suspended the issuance of private letter rulings relating to the tax treatment of income generated by investments in a subsidiary. The IRS has issued regulations that generally treat a fund’s income inclusion with respect to an investment in a non-U.S. company generating investment income as qualifying income if there is a current-year distribution out of the earnings and profits of the non-U.S. company that are attributable to such income inclusion, or if the fund’s income inclusion is derived with respect to the fund’s business of investing in stocks or securities. Each Fund intends to treat its income from its Cayman Subsidiary as qualifying income without any such ruling from the IRS. There can be no assurance that the IRS will not change its position with respect to some or all of these issues or if the IRS did so, that a court would not sustain the IRS’s position. Furthermore, the tax treatment of a Fund’s investments in its Cayman Subsidiary may be adversely affected by future legislation, court decisions, future IRS guidance or Treasury regulations. If the IRS were to change its position or otherwise determine that income derived from a Fund’s investment in its Cayman Subsidiary does not constitute qualifying income and if such positions were upheld, or if future legislation, court decisions, future IRS guidance or Treasury regulations were to adversely affect the tax treatment of such investments, the Fund might cease to qualify as a RIC and would be required to reduce its exposure to such investments which could result in difficulty in implementing its investment strategy. If a Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, a Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.
A foreign corporation, such as a Fund’s Cayman Subsidiary, generally is not subject to U.S. federal income taxation on its business income unless it is engaged in, or deemed to be engaged in, a U.S. trade or business. It is expected that each subsidiary will conduct its activities so as to satisfy the requirements of a safe harbor set forth in the Internal Revenue Code, under which each subsidiary may engage in certain commodity-related investments without being treated as engaged in a U.S. trade or business. However, if a subsidiary’s activities were determined not to be of the type described in the safe harbor, its activities may be subject to U.S. federal income taxation.

A foreign corporation, such as a Fund’s Cayman Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to a U.S. withholding tax at a flat 30% rate (or lower treaty rate, if applicable) on certain U.S. source gross income. No tax treaty is in force between the United States and the Cayman Islands that would reduce the 30% rate of withholding tax. However, it is not expected that the Cayman Subsidiary of either Fund will derive income subject to U.S. withholding taxes.
Each Cayman Subsidiary will be treated as a CFC for U.S. federal income tax purposes. As a result, a Fund must include in gross income for such purposes all of its Cayman Subsidiary’s “subpart F” income when its Cayman Subsidiary recognizes that income, whether or not its Cayman Subsidiary distributes such income to the Fund. It is expected that all of each Fund’s Cayman Subsidiary’s income will be subpart F income. A Fund’s tax basis in its Cayman Subsidiary will be increased as a result of the Fund’s recognition of its Cayman Subsidiary’s subpart F income. Each Fund will not be taxed on distributions received from its Cayman Subsidiary to the extent of its Cayman Subsidiary’s previously-undistributed subpart F income although its tax basis in its Cayman Subsidiary will be decreased by such amount. All subpart F income will be taxed as ordinary income, regardless of the nature of the transactions that generate it. Subpart F income does not qualify for treatment as qualified dividend income. If a Fund’s Cayman Subsidiary recognizes a net loss, the net loss will not be available to offset income recognized by the Fund and such loss cannot be carried forward to offset taxable income of the Fund or its Cayman Subsidiary in future periods.
With respect to VanEck Inflation Allocation ETF only, the Fund may also gain commodity exposure through investment in ETFs that are treated as “qualified publicly traded partnerships” or grantor trusts for U.S. federal income tax purposes. The Fund may also invest in certain MLPs that are treated as “qualified publicly traded partnerships.” Investments by the Fund in “qualified publicly traded partnerships” and grantor trusts that engage in commodity trading must be monitored and limited so as to enable the Fund to satisfy certain asset diversification and qualifying income tests for qualification as a RIC. Failure to satisfy either test would jeopardize the Fund’s status as a RIC. Loss of such status could materially adversely affect the Fund.

Tax Status of Underlying Funds
(VanEck BDC Income ETF, VanEck CEF Muni Income ETF, VanEck Dynamic High Income ETF, VanEck Inflation Allocation ETF, VanEck Long/Flat Trend ETF and VanEck Muni Allocation ETF only)
Certain ETFs and other investment companies in which VanEck BDC Income ETF, VanEck CEF Muni Income ETF, VanEck Dynamic High Income ETF, VanEck Inflation Allocation ETF, VanEck Long/Flat Trend ETF and VanEck Muni Allocation ETF may invest seek to qualify as RICs for tax purposes (“Underlying RICs”). To qualify and remain eligible for the special tax treatment accorded to RICs, such funds must meet certain source-of-income, asset diversification and annual distribution requirements. If a fund in which VanEck BDC Income ETF, VanEck CEF Muni Income ETF, VanEck Dynamic High Income ETF, VanEck Inflation Allocation ETF, VanEck Long/Flat Trend ETF or VanEck Muni Allocation ETF, invests fails to qualify as a RIC, such fund would be liable for federal, and possibly state, corporate taxes on its taxable income and gains. Such failure by a fund could substantially reduce the net assets of the Fund and the amount of income available for distribution to the Fund, which would in turn decrease the total return of the Fund in respect of such investment. The Fund will not be able to offset gains distributed by one Underlying RIC in which it invests against losses in another Underlying RIC in which the Fund invests. Redemptions of shares in an Underlying RIC, including those resulting from changes in the allocation among Underlying RICs, could also cause additional distributable gains to shareholders of the Fund. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Fund. Further, a portion of losses on redemptions of shares in the Underlying RICs may be deferred indefinitely under the wash sale rules. As a result of these factors, the use of the fund of funds structure by the Fund could therefore affect the amount, timing and character of distributions to shareholders.

Tax Consequences of Investment in MLPs (VanEck Energy Income ETF only)
The VanEck Energy Income ETF invests in MLPs, which generally are treated as partnerships for federal income tax purposes. MLPs are publicly traded partnerships under the Internal Revenue Code. The Fund, as a RIC, must limit its total investment in certain types of MLPs to less than 25% of total assets, on a quarterly basis. The Internal Revenue Code generally requires publicly traded partnerships to be treated as corporations for U.S. federal income tax purposes. If, however, a publicly traded partnership satisfies certain requirements, it will be treated as a partnership for U.S. federal income tax purposes. Specifically, if a publicly traded partnership receives 90% or more of its income from qualifying sources, such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from certain mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of such income, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities, then the publicly traded partnership will be treated as a partnership for federal income tax purposes. Mineral or natural resources activities include exploration, development, production, mining, processing, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizers, timber or industrial source carbon dioxide.

Any distribution by an MLP treated as a partnership to the VanEck Energy Income ETF in excess of the Fund’s allocable share of such MLP’s net taxable income will decrease the Fund’s tax basis in its MLP investment and will therefore increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by the Fund. A portion of any gain or loss recognized by the Fund on a disposition of an MLP equity security (or by an MLP on a disposition of an underlying asset) may be separately computed and treated as ordinary income or loss under the Internal Revenue Code to the extent attributable to assets of the MLP that give rise to depreciation recapture, intangible drilling and development cost recapture, or other “unrealized receivables” or “inventory items” under the Internal Revenue Code. Any such gain may exceed net taxable gain realized on the disposition and will be recognized even if there is a net taxable loss on the disposition. The Fund’s net capital losses may only be used to offset capital gains and therefore cannot be used to offset gains that are treated as ordinary income. Thus, the Fund could recognize both gain that is treated as ordinary income and a capital loss on a disposition of an MLP equity security (or on an MLP’s disposition of an underlying asset) and would not be able to use the capital loss to offset that gain. The Fund will recognize gain or loss on the sale, exchange or other taxable disposition of its portfolio assets, including equity securities of MLPs, equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund’s adjusted tax basis in such assets. The amount realized by the Fund in any case generally will be the amount paid by the purchaser of the asset plus, in the case of MLP equity securities, the Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. The Fund’s tax basis in its equity securities in an MLP treated as a partnership is generally equal to the amount the Fund paid for the equity securities, (x) increased by the Fund’s allocable share of the MLP’s net taxable income and certain MLP debt, if any, and (y) decreased by the Fund’s allocable share of the MLP’s net losses and any distributions received by the Fund from the MLP. Each MLP will be treated as a separate passive activity so that losses of one MLP may not be netted against profits from elsewhere in the portfolio. Any such losses will be suspended until the MLP is sold.
Any capital losses that the VanEck Energy Income ETF recognizes on a disposition of an equity security of an MLP can only be used to offset capital gains that the Fund recognizes. Any capital losses that the Fund is unable to use may be carried forward to reduce the Fund’s capital gains in later years.

Tax Considerations with respect to Investments and Dividends (Each Fund except VanEck Bitcoin Strategy ETF)
As a result of U.S. federal income tax requirements, the Trust, on behalf of the Funds, has the right to reject an order for a creation of Shares if the creator (or group of creators) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a Fund and if, pursuant to Section 351 of the Internal Revenue Code, the Funds would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See “Creation and Redemption of Creation Units—Procedures for Creation of Creation Units.”
Dividends, interest and gains received by a Fund from a non-U.S. investment may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Fund’s total assets at the end of its taxable year consist of foreign stock or securities or if at least 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year is represented by interests in RICs, the Fund may elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain holding period and other limitations, the investor’s pro rata share of the Fund’s foreign income taxes. Even if VanEck China Growth Leaders ETF or VanEck ChiNext ETF is qualified to make that election and does so, however, this treatment will not apply with respect to amounts the Fund reserves in anticipation of the imposition of withholding taxes not currently in effect (if any). If these amounts are used to pay any tax liability of VanEck China Growth Leaders ETF or VanEck ChiNext ETF in a later year, they will be treated as paid by the stockholders in such later year, even if they are imposed with respect to income of an earlier year.
With respect to VanEck Africa Index ETF, VanEck Brazil Small-Cap ETF, VanEck China Growth Leaders ETF, VanEck ChiNext ETF, VanEck Digital India ETF, VanEck Egypt Index ETF, VanEck Gaming ETF, VanEck Gold Miners ETF, VanEck India Growth Leaders ETF, VanEck Indonesia Index ETF, VanEck Israel ETF, VanEck Junior Gold Miners ETF, VanEck Morningstar International Moat ETF, VanEck Natural Resources ETF, VanEck Oil Refiners ETF, VanEck Rare Earth/Strategic Metals ETF, VanEck Russia ETF, VanEck Russia Small-Cap ETF, VanEck Steel ETF, VanEck Video Gaming and eSports ETF and VanEck Vietnam ETF, it is expected that more than 50% of each Fund’s assets will consist of foreign securities that are foreign-listed companies and/or foreign-domiciled companies, but that expectation is subject to change depending on where the Fund invests. It is expected that more than 50% of each of VanEck China Bond ETF’s, VanEck Emerging Markets High Yield Bond ETF’s, VanEck Green Bond ETF, VanEck International High Yield Bond ETF’s and VanEck J.P. Morgan EM Local Currency Bond ETF’s assets will consist of foreign securities that are sovereign debt, foreign-listed companies and/or foreign-domiciled companies. Additionally, it is expected that more than 50% of VanEck Inflation Allocation ETF's assets will be represented by interests in RICs.
Under Section 988 of the Internal Revenue Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not “regulated futures contracts,” and from unlisted options will be treated as ordinary income or loss under Section 988 of the Internal Revenue Code. Also, certain foreign exchange gains or losses derived with respect to foreign fixed income securities are also subject to Section 988 treatment. In general, therefore, Section 988 gains or losses will increase or decrease the amount of each Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of each Fund’s net capital gain.
With respect to VanEck Inflation Allocation ETF, if a portion of the Fund’s investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders. When the Fund has distributed income, subsequent foreign currency losses may result in the Fund having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.
Special tax rules may change the normal treatment of gains and losses recognized by a Fund if the Fund makes certain investments such as investments in structured notes, swaps, options, futures transactions, and non-U.S. corporations classified as passive foreign investment companies (“PFICs”). Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss and may accelerate when a Fund has to take these items into account for U.S. federal income tax purposes. VanEck China Growth Leaders ETF’s and VanEck ChiNext ETF’s investments may invest in swaps and other derivative instruments that may generally be less tax-efficient than a direct investment in A-shares. Furthermore, VanEck China Growth Leaders ETF and VanEck ChiNext ETF may be required to periodically adjust its positions in these swaps or derivatives to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in A-shares. The application of these special rules would therefore also affect the timing and character of distributions made by a Fund. See “U.S. Federal Tax Treatment of Futures Contracts and Certain Option Contracts” for certain federal income tax rules regarding futures contracts.
VanEck China Bond ETF’s investments may invest in swaps and other derivative instruments that may generally be less tax-efficient than a direct investment in RMB Bonds. Furthermore, VanEck China Bond ETF may be required to periodically adjust its positions in these swaps or derivatives to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in RMB Bonds.
There may be uncertainty as to the appropriate treatment of certain of a Fund’s investments for U.S. federal income tax purposes. In particular, a Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for such Fund. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by a Fund, to the extent necessary, in order to seek to ensure that it distributes sufficient income to ensure that it does not become subject to U.S. federal income or excise tax.
Certain Funds may make investments, both directly and/or through swaps or other derivative positions, in PFICs. Investments in PFICs are subject to special tax rules which may result in adverse tax consequences to a Fund and its shareholders. To the extent a Fund invests in PFICs, it generally intends to elect to “mark to market” these investments at the end of each taxable year. By making this election, the Fund will recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over their adjusted basis and as ordinary loss any decrease in such investment (but only to the extent of prior income from such investment under the mark to market rules). Gains realized with respect to a disposition of a PFIC that a Fund has elected to mark to market will be ordinary income. By making the mark to market election, a Fund may recognize income in excess of the distributions that it receives from its investments. Accordingly, a Fund may need to borrow money or dispose of some of its investments in order to meet its distribution requirements. If a Fund does not make the mark to market election with respect to an investment in a PFIC, the Fund could become subject to U.S. federal income tax with respect to certain distributions from, and gain on the dispositions of, the PFIC which cannot be avoided by distributing such amounts to the Fund’s shareholders.
Certain Funds or some of the REITs in which a Fund may invest may be permitted to hold residual interests in real estate mortgage investment conduits (“REMICs”). Under Treasury regulations not yet issued, but that may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Internal Revenue Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are expected to provide that excess inclusion income of a RIC, such as a Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by shareholders, with the same consequences as if shareholders held the related REMIC residual interest directly.
Under current law, certain Funds serve to block unrelated business taxable income (“UBTI”) from being realized by their tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if Shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Internal Revenue Code. Certain types of income received by a Fund from REITs, REMICs, taxable mortgage pools or other investments may cause the Fund to report some or all of its distributions as “excess inclusion income.”
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute UBTI to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a Non-U.S. Shareholder, will not qualify for any reduction in U.S. federal withholding tax.
If at any time during any taxable year a “disqualified organization” (as defined in the Internal Revenue Code) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. It is not expected that a substantial portion of a Fund’s assets will be residual interests in REMICs. Additionally, the Funds do not intend to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.
Each Fund may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, a Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that a Fund makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Fund level.
Each Fund will report to shareholders annually the amounts of dividends received from ordinary income and the amount of distributions received from capital gains and the portion of dividends, if any, which may qualify for the dividends received deduction. Certain ordinary dividends paid to non-corporate shareholders may constitute qualified dividend income eligible for taxation at a lower tax rate applicable to long-term capital gains provided holding period and other requirements are met at both the shareholder and Fund levels. In the event that Funds receive such a dividend and report the distribution of such dividend as a qualified dividend, the dividend may be taxed at maximum capital gains rates of 15% or 20%, provided holding period and other requirements are met at both the shareholder and each Fund level.
A portion of the dividend income received by a Fund may constitute qualified dividend income eligible to be taxed at a maximum capital gains rates of 15% or 20% to individuals, trusts and estates. If the aggregate amount of qualified dividend income received by a Fund during any taxable year is less than 95% of the Fund’s gross income (as specifically defined for that purpose), qualified dividend treatment applies only if and to the extent reported by the Fund as qualified dividend income. A Fund may report such dividends as qualified dividend income only to the extent the Fund itself has qualified dividend income for the taxable year with respect to which such dividends are made. Qualified dividend income is generally dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with comprehensive tax treaties with the United States, or whose stock is readily tradable on an established securities market in the United States), provided the Fund has held the stock in such corporations for more than 60 days during the 121-day period beginning on the date which is 60 days before the date on which such stock becomes ex-dividend with respect to such dividend (the “holding period requirement”). In order to be eligible for the 20% maximum rate on dividends from the Fund attributable to qualified dividends, shareholders must separately satisfy the holding period requirement with respect to their Fund shares.
VanEck CEF Muni Income ETF, VanEck CLO ETF, VanEck China Bond ETF, VanEck Emerging Markets High Yield Bond ETF, VanEck Fallen Angel High Yield Bond ETF, VanEck Green Bond ETF, VanEck High Yield Muni ETF, VanEck HIP Sustainable Muni ETF, VanEck Intermediate Muni ETF, VanEck International High Yield Bond ETF, VanEck IG Floating Rate ETF, VanEck J.P. Morgan EM Local Currency Bond ETF, VanEck Long Muni ETF, VanEck Moody's Analytics BBB Corporate Bond ETF, VanEck Moody's Analytics IG Corporate Bond ETF, VanEck Muni Allocation ETF, VanEck Short High Yield Muni ETF and VanEck Short Muni ETF do not expect that any of their distributions will be qualified dividends eligible for lower tax rates or for the corporate dividends received deduction. In the event that VanEck

BDC Income ETF, VanEck Dynamic High Income ETF, VanEck Energy Income ETF, VanEck Mortgage REIT Income ETF and VanEck Preferred Securities ex Financials ETF receive such a dividend and report the distribution of such dividend as a qualified dividend, the dividend may be taxed at maximum capital gains rates of 15% or 20%, provided holding period and other requirements are met at both the shareholder and the Fund level. It is not expected that any significant portion of the VanEck BDC Income ETF’s, VanEck Brazil Small-Cap ETF or VanEck Mortgage REIT Income ETF’s distributions will be eligible for qualified dividend treatment.
Section 199A of the Internal Revenue Code allows a deduction through 2025 of up to 20% on taxable ordinary dividends from REITs and certain other types of business income for non-corporate taxpayers. Treasury regulations enable a RIC to flow-through to its shareholders such income if received by the Fund. VanEck Mortgage REIT Income ETF and VanEck Preferred Securities ex Financials ETF expect that some portion of their distributions may be taxable ordinary dividends from REITs.
Certain distributions reported by a Fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Internal Revenue Code Section 163(j). Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that a Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.
In general, a sale of Shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the Shares were held. A redemption of a shareholder’s Fund Shares is normally treated as a sale for tax purposes. Fund Shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses. The maximum tax rate on long-term capital gains available to a non-corporate shareholder generally is 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts (but the 25% capital gain tax rate will remain applicable to 25% rate gain distributions received by VanEck Mortgage REIT Income ETF).
If at the end of each quarter of the taxable year of a RIC, 50% or more of the assets, by value, of the RIC are either (i) state, municipal and other bonds that pay interest that is exempt from federal income tax, or (ii) interests in other RICs, the RIC may report a portion of its dividends as exempt-interest dividends. As VanEck Muni Allocation ETF invests in underlying funds, in order to report exempt-interest dividends, at the end of each quarter of its taxable year, 50% of more of its assets would need to be represented by interests in other RICs. The Municipal Funds, VanEck CEF Muni Income ETF and VanEck Muni Allocation ETF expect to be eligible to make such reports with respect to a substantial amount of the income each receives. The portion of the dividends that are reported as being exempt-interest dividends generally will be exempt from federal income tax and may be exempt from state and local taxation. Depending on a shareholder’s state of residence, exempt-interest dividends paid by the Funds from interest earned on municipal securities of that state, or its political subdivision, may be exempt in the hands of such shareholder from income tax in that state and its localities. However, income from municipal securities of states other than the shareholder’s state of residence generally will not qualify for this treatment.
Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Funds will not be deductible for U.S. federal income tax purposes. In addition, the IRS may require a shareholder in a Fund that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. In addition, the receipt of dividends and distributions from the Funds may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisers as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Internal Revenue Code or (ii) subject to the federal “branch profits” tax, or the deferral “excess net passive income” tax.
Shares of the Municipal Funds, VanEck CEF Muni Income ETF and VanEck Muni Allocation ETF generally would not be suitable for tax-exempt institutions or tax-deferred retirement plans (e.g., plans qualified under Section 401 of the Internal Revenue Code, and individual retirement accounts). Such retirement plans would not gain any benefit from the tax-exempt nature of a Municipal Fund’s and VanEck CEF Muni Income ETF’s dividends because such dividends would be ultimately taxable to beneficiaries when distributed to them.
Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Funds to include the market discount in income as it accrues, gain on the Funds’

disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.
Tax reform legislation commonly known as the Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017 which contained certain provisions that may affect the Municipal Funds. Under prior law, the tax exemption for interest from state and local bonds generally applied to refunded bonds with certain limitations on advance refunding bonds. Advance refunding bonds are bonds that are issued more than 90 days before the redemption of the refunded bond. Under the Act, interest income from advance refunding bonds will now be considered to be taxable interest income for any advance refundings that occur after December 31, 2017. This provision may affect the supply of municipal bonds available for purchase in the market.
Certain Treasury regulations and government guidance indicate that the Act’s provisions that required that certain undistributed earnings of foreign corporations be recognized as income by U.S. owners with significant interests in foreign corporations with historical undistributed earnings may affect calculations in prior years of distributable investment income for VanEck Junior Gold Miners ETF which owned relevant percentages of certain foreign corporations in its portfolio during certain periods affected by the Act’s provisions potentially resulting in additional dividends by and excise tax and other tax penalties and charges on VanEck Junior Gold Miners ETF’s undistributed investment income.
Gain or loss on the sale or redemption of Fund Shares is measured by the difference between the amount of cash received (or the fair market value of any property received) and the adjusted tax basis of the Shares. Shareholders should keep records of investments made (including Shares acquired through reinvestment of dividends and distributions) so they can compute their tax basis in their Fund Shares. Legislation passed by Congress requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the IRS and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.
A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other Fund Shares or substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders.
Distribution of ordinary income and capital gains may also be subject to foreign, state and local taxes.
Certain Funds may invest a portion of their assets in certain “private activity bonds.” As a result, a portion of the exempt-interest dividends paid by such Funds will be an item of tax preference to non-corporate shareholders subject to the alternative minimum tax. However, the alternative minimum tax consequences discussed in this paragraph do not apply with respect to interest paid on bonds issued after December 31, 2008 and before January 1, 2011 (including refunding bonds issued during that period to refund bonds originally issued after December 31, 2003 and before January 1, 2009).
Distributions reinvested in additional Fund Shares through the means of a dividend reinvestment service (see “Dividend Reinvestment Service”) will nevertheless be taxable dividends to Beneficial Owners acquiring such additional Shares to the same extent as if such dividends had been received in cash.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units (“backup withholding”). The backup withholding rate for individuals is currently 24%. Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a credit against shareholders’ U.S. federal income tax liabilities, and may entitle them to a refund, provided that the required information is timely furnished to the IRS.
Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities will generally be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Prospective investors are urged to consult their tax advisors regarding such withholding.

Tax Considerations with respect to Investments (VanEck Bitcoin Strategy ETF only)
With respect to VanEck Bitcoin Strategy ETF, special tax rules can, among other things, affect the treatment of capital gain or loss as long‑term or short‑term and may result in ordinary income or loss rather than capital gain or loss and may accelerate when the Fund has to take these items into account for U.S. federal income tax purposes. The application of these special rules would therefore also affect the timing and character of distributions made by the Fund. See “U.S. Federal Tax Treatment of Futures Contracts and Certain Option Contracts” for certain U.S. federal income tax rules regarding futures contracts.
Under current law, the Fund may serve to block unrelated business taxable income (“UBTI”) from being realized by their tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Internal Revenue Code.
The Fund may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year.

U.S. Shareholders
Distributions by a Fund of cash or property in respect of the Shares, whether taken in cash or reinvested in Shares, will be treated as dividends for U.S. federal income tax purposes to the extent paid from the Fund’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles) and will be includible in gross income by a U.S. Shareholder upon receipt. Any such dividend will be eligible for the dividends received deduction if received by an otherwise qualifying corporate U.S. Shareholder that meets the holding period and other requirements for the dividends received deduction. Dividends paid by the Fund to certain non-corporate U.S. Shareholders (including individuals) are eligible for U.S. federal income taxation at the rates generally applicable to long-term capital gains for individuals, provided that the U.S. Shareholder receiving the dividend satisfies applicable holding period and other requirements.
If the amount of a Fund distribution exceeds the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the U.S. Shareholder’s tax basis in the Shares (reducing that basis accordingly), and thereafter as capital gain. Any such capital gain will be long-term capital gain if such U.S. Shareholder has held the applicable Shares for more than one year. A distribution will be wholly or partially taxable to a shareholder if the Fund has current earnings and profits (as determined for U.S. federal income tax purposes) in the taxable year of the distribution, even if the Fund has an overall deficit in the Fund’s accumulated earnings and profits and/or net operating loss or capital loss carryforwards that reduce or eliminate corporate income taxes in that taxable year.
In general, a sale of Shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the Shares were held. A redemption of a shareholder’s Fund Shares is normally treated as a sale for tax purposes. Fund Shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short‑term capital gains or losses, and those held for more than one year will generally result in long‑term capital gains or losses. The maximum tax rate on long‑term capital gains available to a non‑corporate shareholder generally is 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts.
Gain or loss on the sale or redemption of Fund Shares is measured by the difference between the amount of cash received (or the fair market value of any property received) and the adjusted tax basis of the Shares. Shareholders should keep records of investments made (including Shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their Fund Shares. Legislation passed by Congress requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the IRS and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.
A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other Fund Shares or substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distribution of ordinary income and capital gains may also be subject to foreign, state and local taxes.

Distributions reinvested in additional Fund Shares through the means of a dividend reinvestment service (see “Dividend Reinvestment Service”) will nevertheless be taxable dividends to Beneficial Owners acquiring such additional Shares to the same extent as if such dividends had been received in cash.
    An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units (“backup withholding”). The backup withholding rate for individuals is currently 24%. Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a credit against shareholders’ U.S. federal income tax liabilities, and may entitle them to a refund, provided that the required information is timely furnished to the IRS.

Non-U.S. Shareholders
If you are not a citizen or resident alien of the United States or if you are a non-U.S. entity (a “Non-U.S. Shareholder”), a Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business.
A Non-U.S. Shareholder who wishes to claim the benefits of an applicable income tax treaty for dividends will be required (a) to complete Form W-8BEN or Form W-8BEN-E (or other applicable form) and certify under penalty of perjury that such holder is not a United States person as defined under the Internal Revenue Code and is eligible for treaty benefits or (b) if Shares are held through certain foreign intermediaries, to satisfy the relevant certification requirements of applicable United States Treasury regulations. A Non-U.S. Shareholder eligible for a reduced rate of United States withholding tax pursuant to an income tax treaty may obtain a refund of any excess amounts withheld by filing an appropriate claim for refund with the IRS.
If the amount of a distribution to a Non-U.S. Shareholder exceeds the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the Non-U.S. Shareholder’s tax basis in the Shares, and then as capital gain. Capital gain recognized by a Non-U.S. Shareholder as a consequence of a distribution by the Fund in excess of its current and accumulated earnings and profits will generally not be subject to United States federal income tax, except as described below.
Any capital gain realized by a Non-U.S. Shareholder upon a sale of shares of a Fund will generally not be subject to U.S. federal income or withholding tax unless (i) the gain is effectively connected with the shareholder’s trade or business in the United States, or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met or (ii) a Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the Fund’s Shares or, if shorter, within the period during which the Non-U.S. Shareholder has held the Shares. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests, as defined in the Internal Revenue Code and applicable regulations issued thereunder, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. A Fund may be, or may prior to a Non-U.S. Shareholder’s disposition of Shares become, a U.S. real property holding corporation. If a Fund is or becomes a U.S. real property holding corporation, so long as the Fund’s Shares are regularly traded on an established securities market, only a Non-U.S. Shareholder who holds or held (at any time during the shorter of the five-year period preceding the date of disposition or the holder’s holding period) more than 5% (directly or indirectly as determined under applicable attribution rules of the Internal Revenue Code) of the Fund’s Shares will be subject to U.S. federal income tax on the disposition of Shares. Any Non-U.S. Shareholder who is described in one of the foregoing cases is urged to consult his, her or its own tax advisor regarding the U.S. federal income tax consequences of the redemption, sale, exchange or other disposition of Shares of a Fund.
Properly reported dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (ii) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, the Fund may report all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g., interest from non-U.S. sources, subpart F income with respect to VanEck Commodity Strategy ETF and VanEck Inflation Allocation ETF’s investment in the Cayman Subsidiaries and any foreign currency gains) would be ineligible for this potential exemption from withholding. With respect to VanEck Commodity Strategy ETF and VanEck Inflation Allocation ETF, a financial intermediary may in fact withhold even if the Funds do so report.
As part of the Foreign Account Tax Compliance Act (“FATCA”), the Funds may be required to withhold 30% on certain types of U.S.-sourced income (e.g., dividends, interest, and other types of passive income), paid to (i) foreign financial institutions (“FFIs”), including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain nonfinancial foreign entities (“NFFEs”), unless they certify certain information regarding their direct and indirect U.S. owners. To avoid possible withholding, FFIs will need to enter into agreements with the IRS which state that they will provide the IRS information, including the names, account numbers and balances, addresses and taxpayer identification numbers of U.S. account holders and comply with due diligence procedures with respect to the identification of direct and indirect U.S. accounts as well as agree to withhold tax on certain types of withholdable payments made to non-compliant FFIs or to applicable foreign account holders who fail to provide the required information to the IRS, or similar account information and required documentation to a local revenue authority, should an applicable intergovernmental agreement be implemented. NFFEs will need to provide certain information regarding each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to the IRS.
The Funds may be subject to the FATCA withholding obligation, and also will be required to perform extensive due diligence reviews to classify foreign entity investors for FATCA purposes. Investors are required to agree to provide information necessary to allow the Funds to comply with the FATCA rules. If the Funds are required to withhold amounts from payments pursuant to FATCA, investors will receive distributions that are reduced by such withholding amounts.
Non-U.S. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the possible applicability of the U.S. estate tax.
The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares of the Trust should consult their own tax advisers as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above and could adversely affect the Funds, and such changes often occur.

Reportable Transactions
Under promulgated Treasury regulations, if a shareholder recognizes a loss on a disposition of a Fund’s Shares of $2 million or more in any one taxable year (or $4 million or more over a period of six taxable years) for an individual shareholder or $10 million or more in any taxable year (or $20 million or more over a period of six taxable years) for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC that engaged in a reportable transaction are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. In addition, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Mauritius and India Tax Matters
(VanEck Digial India ETF and VanEck India Growth Leaders ETF only)
Please note that the tax implications in this section are based on the current provisions of the tax laws, and the regulations thereunder, and the judicial and administrative interpretations thereof, which are subject to change or modification by subsequent legislative, regulatory, administrative or judicial decisions. Any such changes could have different tax implications. The VanEck Digital India ETF and VanEck India Growth Leaders ETF and its wholly-owned subsidiary located in the Republic of Mauritius (the “Mauritius Subsidiary”), as the case may be, and the Adviser accept no responsibility for any loss suffered by a holder of Shares as a result of current, or changes in, taxation law and practice. The

VanEck India Growth Leaders ETF has made an election to cause the Mauritius Subsidiary to be treated as a disregarded entity or otherwise as a “pass-through” entity for U.S. federal tax purposes.
(VanEck India Growth Leaders ETF only)

Mauritius. The Mauritius Subsidiary is regulated by the Financial Services Commission in Mauritius (“FSC”), which has issued a Category 1 Global Business License (which has been renamed the “Global Business License” effective January 1, 2019) to the Mauritius Subsidiary to conduct the business of “investment holding” under the Financial Services Act 2007 (“FSA 07”). The Mauritius Subsidiary will apply for a tax residence certificate (“TRC”) from the Mauritius Revenue Authority (the “MRA”) through the FSC to benefit from the network of tax treaties in Mauritius. The TRC is issued by the MRA subject to the Mauritius Subsidiary meeting certain tests and conditions and is renewable on an annual basis.
The Mauritius Subsidiary will be taxed in Mauritius on income derived from its investments in the portfolio companies at the rate of 15%. Prior to certain changes made by the Finance (Miscellaneous Provisions) Act 2018 (“FA 18”) to the Mauritius Income Tax Act 1995 (“ITA 95”), effective January 1, 2019, a company holding a Category 1 Global Business License was entitled to claim a deemed tax credit on foreign source income at a rate which was the higher of:
(a)    the actual foreign tax paid (including if the Mauritius company holds more than 5% of the issued capital of a company effecting a dividend distribution, a proportionate share of the foreign tax paid by such company) on such income; or
(b)    a deemed foreign tax representing 80% of the Mauritius tax on such income.
The ITA 95 defines ‘foreign source income’ as income which is not derived from Mauritius. This includes, in the case of a corporation holding a Category 1 Global Business License, income derived from transactions with ‘non-residents.’ For a person other than an individual, the term ‘non-resident’ has been defined based upon criteria such as economic interests and place of incorporation.
Effective January 1, 2019, the regime of deemed tax credit on foreign source income available to corporations holding a Category 1 Global Business License has been abolished and a partial exemption regime has been introduced. Under the partial exemption regime, a corporation holding a Global Business License will be granted an exemption of 80% on specified income, subject to meeting certain additional substance requirements (as further discussed below).
The exemption will apply on the following: (a) foreign source dividend, provided the dividend has not been allowed as a deduction in the source country; (b) foreign source interest income; (c) profit attributable to a permanent establishment of a resident company in a foreign company; (d) foreign source income derived by a collective investment scheme, closed end funds, CIS manager, administrator, investment adviser or asset manager licensed or approved by the FSC; and (e) income derived by companies engaged in ship and aircraft leasing.
No actual foreign tax credit will be allowed on foreign source income where the 80% exemption has been claimed.
As the holder of a Category 1 Global Business License, which was issued on or before October 16, 2017, the Subsidiary was grandfathered until June 30, 2021. Accordingly, the regime of deemed tax credit on foreign source income continued to apply to the Subsidiary until June 30, 2021.
Under the ITA 95, dividends paid to shareholders that do not otherwise derive income from Mauritius are not subject to Mauritius income tax. Moreover, there are no withholding taxes on dividends paid by a Mauritian resident company to its non-resident and resident shareholders. Distributions paid to shareholders following a redemption of shares are not subject to Mauritius income tax provided that the shareholder does not hold its shares in the course of trading activities.
There is no Mauritius capital gains tax on the disposal of shares. However, following the changes to the India-Mauritius tax treaty in 2016, the rights to tax capital gains on the alienation of shares in an Indian Company has shifted to India. Any gain arising from the alienation of shares acquired before April 1, 2017 will be grandfathered. However, capital gains arising from the alienation of shares acquired between April 1, 2017 and March 31, 2019 will be limited to 50% of the domestic tax rate in India subject to limitation of benefit clause. Gains arising on the shares acquired after March 31, 2017 and disposed of after April 1, 2019 will be taxed at the full domestic rate in India.
Profits made from the disposal of securities in the course of trading activities may be liable to income tax at the applicable rate. Under ITA 95, interests paid by a corporation holding a Global Business License out of its foreign source income to non-residents that do not conduct any business in Mauritius are not subject to Mauritius income tax.
Substance Requirements. In determining whether a corporation holding a Global Business License is managed and controlled from Mauritius, the FSC shall have regard to such matters as it deems necessary in the circumstances and in particular but without limitation to whether that corporation –

(a)has at least 2 directors, resident in Mauritius, of sufficient caliber to exercise independence of mind and judgment;
(b)maintains, at all times, its principal bank account in Mauritius;
(c)keeps and maintains, at all times, its accounting records at its registered office in Mauritius;
(d)prepares its statutory financial statements and causes such financial statements to be audited in Mauritius; and
(e)provides for meetings of directors to include at least 2 directors from Mauritius.
In addition to the requirements mentioned above, when determining whether a corporation holding a Global Business License is managed and controlled from Mauritius, the FSC will also consider whether a corporation meets at least one of the following criteria:
(a)the corporation has or shall have office premises in Mauritius;
(b)the corporation employs or shall employ on a full-time basis, at the administrative/technical level, at least one person who shall be resident in Mauritius;
(c)the corporation’s constitution contains a clause whereby all disputes arising out of the constitution shall be resolved by way of arbitration in Mauritius;
(d)the corporation holds, or is expected to hold, within the next 12 months, assets (excluding cash held in a bank account or shares/interests in another corporation holding a Global Business License) that are worth at least 100,000 United States dollars (USD) in Mauritius;
(e)the corporation’s shares are listed on a securities exchange licensed by the Commission;
(f)the corporation has, or is expected to have, a yearly expenditure in Mauritius that can be reasonably expected from any similar corporation that is controlled and managed from Mauritius.
Moreover, section 71 of FSA 07 has been amended by FA 18 such that a corporation holding a Global Business License must at all times:
(a)carry out the core income generating activities in or from Mauritius by:
•    employing either directly or indirectly a reasonable number of suitably qualified persons to carry out the core activities; and
•    having a minimum level of expenditure, which is proportionate to its level of activities;
(b)be managed and controlled from Mauritius; and
(c)be administered by a management company.
The Subsidiary may not continue to meet the substance requirements of Mauritius and may face adverse tax consequences as a result.
Compliance with FATCA under Mauritius law. On September 27, 2013, the Government of Mauritius and the Government of the United States signed an Agreement for the Exchange of Information Relating to Taxes (the “Agreement”) to set the legal framework to enable the exchange of tax information between the two countries. That was followed by the signing of another agreement known as the Inter-Governmental Agreement (the “Model 1 IGA”) to improve international tax compliance and to implement FATCA. The Agreement provides for the exchange of tax information (upon request, spontaneous and automatic) between Mauritius and the United States. The Model 1 IGA provides for the automatic reporting and exchange of information in relation to financial accounts held with Mauritius Financial Institutions by U.S. account holders and the reciprocal exchange of information regarding U.S. accounts held by Mauritius residents. According to the Model 1 IGA, Mauritius Financial Institutions are not subject to 30% withholding tax on US source income provided they comply with the requirements of FATCA. The Agreement for the Exchange of Information Relating to Taxes (United States of America—FATCA Implementation) Regulations 2014 (the “FATCA Regulations”) which gives effect to both the Agreement and the Model 1 IGA, became operational on August 29, 2014.
Compliance with the Convention on Mutual Administrative Assistance in Tax Matters. On June 23, 2015, the Government of Mauritius signed the Convention on Mutual Administrative Assistance in Tax Matters (the “Convention”), which was developed jointly by the Organization for Economic Cooperation and Development and the Council of Europe, and amended Section 76 of the ITA 95 to enable the implementation of the common reporting standard (“CRS”). Under CRS, financial institutions in Mauritius have to report annually to the MRA on the financial accounts held by non-residents for eventual exchange with relevant treaty partners. Amendments may be brought to Mauritius laws to introduce the obligations adopted by Mauritius pursuant to the Convention. Different and potentially obligatory disclosure requirements may be imposed in respect of investors as a result of CRS, local legislation implementing CRS and/or other legislation similar to CRS.
Additional Disclosure Obligations. As a result of FATCA, CRS or any other legislation under which disclosure may be necessary or desirable which may apply to the Mauritius Subsidiary, investors may be required to provide the Board of Directors of the Mauritius Subsidiary (the “Mauritius Subsidiary Board”) with all information and documents as the Mauritius Subsidiary Board may require. The Mauritius Subsidiary may disclose such information regarding the investors as may be required by the Government of Mauritius pursuant to FATCA, CRS or applicable laws or regulations in connection therewith (including, without limitation, the disclosure of certain non-public personal information regarding the investors to the extent required).
India. The taxation of the Mauritius Subsidiary in India is governed by the provisions of the ITA 1961, read with the provisions of the Treaty and the 2016 Protocol. As per Section 90(2) of the ITA 1961, the provisions of the ITA 1961 are subject to applicable tax treaty relief.
In order to claim the beneficial provisions of the Treaty (discussed below), the Mauritius Subsidiary must be a tax resident of Mauritius and should obtain a TRC pertaining to the relevant period from the FSC.
Further, the Mauritius Subsidiary should be eligible for the benefits under the Treaty if it is incorporated in Mauritius and has been issued a TRC by the MRA. Additionally, under the amendments to the ITA 1961 brought in through the Finance Act, 2013, the Mauritius Subsidiary may have to provide to the tax authorities such other documents and information, as may be prescribed.
Under amendments to the Income Tax Rules, 1962 dated May 1, 2013, persons seeking to avail of Treaty benefits are required to furnish their return of income (irrespective of whether such income is liable to tax in India or not) from assessment years 2013-2014 onwards in the manner prescribed under the ITA 1961. For purposes of filing tax returns, a permanent account number or PAN (i.e., a taxpayer identification number) is required.
India-Mauritius Double Tax Avoidance Treaty. On May 10, 2016, India and Mauritius entered into the 2016 Protocol amending the double-tax Treaty between the two countries. The 2016 Protocol went into effect on July 19, 2016. The 2016 Protocol allows India to tax capital gains which arise from alienation of shares of an Indian resident company acquired by a Mauritian tax resident.
Phasing out capital gains tax exemption. The 2016 Protocol introduces a Limitation of Benefits provision, which gives India the ability to tax capital gains earned in India by a Mauritius resident from the sale of shares of an Indian company. With the exception of gains made on shares of an Indian company acquired by the Mauritius Subsidiary before April 1, 2017 (“Grandfathered Investments”) which continue to be exempt from Indian capital gains tax irrespective of the date on which such shares are sold, capital gains earned by the Mauritius Subsidiary from the sale of shares of an Indian company are taxable in India at the prevailing Indian capital gains tax rate.
Interest income derived by a Mauritius resident entity. Interest income derived by a Mauritius resident entity from debt claims and loans made to an Indian resident entity after March 31, 2017 will be subject to a 7.5% withholding tax in India.
Taxation of capital gains arising to the Mauritius Subsidiary from Grandfathered Investments. If the Mauritius Subsidiary qualifies as a Mauritius resident entity under Mauritius income tax laws, has a valid TRC and is eligible for benefits under the Treaty, the Mauritius Subsidiary will not be subject to Indian tax on capital gains derived from Grandfathered Investments. Even if the gains earned by the Mauritius Subsidiary are considered business profits, such capital gains are not taxable in India if the Mauritius Subsidiary does not have a PE in India.
Taxation of Dividends. Dividends paid by Indian companies on or after April 1, 2020 are no longer subject to dividend distribution tax in the hands of the Indian company, but instead are subject to tax in the hands of the shareholder. The dividend income paid to non-Indian shareholders is taxable under Indian law at 20%. Under the Treaty, the rate of withholding on dividends applicable to the Subsidiary as a resident of Mauritius can be reduced to:
    (a) 5% if the Subsidiary holds directly at least 10% of the capital of the company paying the dividends
    (b) 15% in all other cases; and
(c) The Mauritius Subsidiary is currently subject to 20% withholding on dividends.

Taxation of capital gains arising to the Mauritius Subsidiary from alienation of shares of an Indian resident company (other than Grandfathered Investments). The taxation of capital gains arising to the Mauritius Subsidiary from alienation of shares of an Indian resident company, which are not Grandfathered Investments, should be as follows:

(a)Capital gains from the sale of listed equity shares or units of equity oriented mutual fund made off the floor of the stock exchange or zero coupon bonds, held for twelve months or less are taxable as short-term capital gains at the rate of 30% (excluding the applicable surcharge and health and education cess) and those held for more than twelve months shall be taxed at the rate of 10% (excluding the applicable surcharge and health and education cess);
(b)Capital gains from the sale of unlisted securities (other than those covered above) held for thirty-six months (for securities other than shares) or twenty-four months (for shares) or less are taxable at the rate of 30% (excluding the applicable surcharge and health and education cess) and those held for more than thirty-six months (for securities other than shares) or twenty-four months (for shares) shall be taxed at the rate of 10% (excluding the applicable surcharge and health and education cess);
(c)Capital gains from the sale of listed Indian equity shares or units of equity oriented mutual fund made on the floor of the stock exchange and subject to Securities Transaction Tax and held for twelve months or less are taxable at the rate of 15% (excluding the applicable surcharge and health and education cess) and those held for more than twelve months shall be taxed at the rate of 10% (excluding the applicable surcharge and health and education cess) for gains exceeding 100,000 Indian rupees; and
(d)Capital gains arising from the transfer of foreign currency convertible bonds, depositary receipts outside India between non-resident investors, should not be subject to tax in India.
Taxation of Interest. Interest income from loans provided or debt securities held in India will be taxed at the rate of 7.5% under the Treaty (from the financial year which begins after the Protocol comes into force) provided the Subsidiary qualifies as the beneficial owner of the interest income unless the ITA 1961 provides a more beneficial tax rate, in which case such beneficial rate of withholding will be applicable. For instance, interest income with respect to investment in certain rupee denominated bonds payable to an FPI on or after June 1, 2013 and before July 1, 2023 should be taxable at the rate of 5% (exclusive of applicable surcharge and cess). The Finance Act, 2020 also provides a lower withholding tax rate of 5% on the interest payable to an FPI in respect of the investment made in municipal debt security, during the period beginning from April 1, 2020 and ending on July 1, 2023.
    In the event that the benefits of the Treaty are not available to the Subsidiary, or the Subsidiary is held to have a permanent establishment in India, its income from India will be taxed in accordance with the rules under ITA 1961.
    In view of the particularized nature of tax consequences, each prospective investor is advised to consult its own tax adviser with respect to the specific tax consequences of purchasing interests in the Fund.

(VanEck Digital India ETF only)
Taxation of Dividends and Capital Gains

Taxation of Dividends. Dividends paid by Indian companies on or after April 1, 2020 are no longer subject to dividend distribution tax in the hands of the Indian company, but instead be subject to tax in the hands of the shareholder. The dividend income paid to non-Indian shareholders is taxable under Indian law at 20% (plus the applicable surcharge and health and education cess).

Taxation of Capital Gains. Capital gains on the sale of shares of Indian securities are subject to tax in India as follows:

(a) Capital gains from the sale of listed equity shares or units of equity oriented funds made off the floor of the stock exchange or zero coupon bonds, held for 12 months or less are taxable as short-term capital gains at the rate of 30% (plus the applicable surcharge and health and education cess). For those securities held for more than 12 months, capital gains shall be taxed at the rate of 10% (plus the applicable surcharge and health and education cess);

(b) Capital gains from the sale of unlisted securities held for 36 months (for securities other than shares) and 24 months (for shares) or less are taxable at the rate of 30% (plus the applicable surcharge and health and education cess), and those held for more than 36 months (for securities other than shares) and 24 months (for shares) shall be taxed at the rate of 10% (plus the applicable surcharge and health and education cess);

(c) Capital gains from the sale of listed Indian equity shares or units of equity oriented funds made on the floor of the stock exchange and subject to Securities Transaction Tax (“STT”) and held for 12 months or less are taxable at the rate of 15% (plus the applicable surcharge and health and education cess) and those held for more than 12 months shall be taxed at the rate of 10% (plus the applicable surcharge and health and education cess) for gains exceeding 100,000 Indian rupees; and

(d) Capital gains arising from the transfer of foreign currency convertible bonds and depositary receipts outside India between non-resident investors should not be subject to tax in India.

(VanEck Digital India ETF and VanEck India Growth Leaders ETF only)

Securities Transaction Tax

    The reduced rate of short-term capital gains is applicable only if the sale or transfer of the equity shares takes place on a recognized stock exchange in India and the STT, is collected by the respective stock exchanges, at the applicable rates on the transaction value.

    The VanEck Digital India ETF and Mauritius Subsidiary will be liable to pay STT in respect of dealings in Indian securities purchased or sold on the Indian stock exchanges. The applicable rates of STT are set out below:

Transactions/ Particulars	Payable by Purchaser	Payable by Seller
Purchase/sale of an equity share in a company or unit of an equity oriented fund - delivery based transaction in recognised stock exchange	0.1%	0.1%
Sale of equity share in a company or unit of an equity oriented fund - transaction in a recognised stock exchange, settled otherwise than by actual delivery	N.A.	0.025%
Sale of unlisted shares under an offer for sale to the public	N.A.	0.2%
Sale of an option in securities	N.A.	0.05%
Sale of an option in securities, where option is exercised	0.125%	N.A.
Sale of futures in securities	N.A.	0.01%
Sale of unit of an equity oriented fund to a fund	N.A.	0.001%

General Anti-Avoidance Rules

    The Finance Act, 2012 had introduced the GAAR into the ITA 1961, which, subsequent to the amendments introduced by the Finance Act, 2015, has come into effect on April 1, 2017. Further, it has been announced that GAAR would be applicable only to income earned or received from transfer of investments made after April 1, 2017.

As per the provisions of ITA 1961, the Indian tax authorities have been granted wide powers to tax “impermissible avoidance arrangements” including the power to disregard entities in a structure, reallocate income and expenditure between parties to the arrangement, alter the tax residence of such entities and the legal situs of assets involved, treat debt as equity and vice versa. The GAAR provisions are potentially applicable to any transaction or any part thereof.
The term “impermissible avoidance arrangement” has been defined to mean an arrangement where the main purpose is to obtain a tax benefit, and which:

(i)creates rights, or obligations, which are not ordinarily created between persons dealing at arm’s length;
(ii)results, directly or indirectly, in the misuse, or abuse, of the provisions of ITA 1961;
(iii)lacks commercial substance or is deemed to lack commercial substance, in whole or in part; or
(iv)is entered into, or carried out, by means, or in a manner, which are not ordinarily employed for bona fide purposes.

Further, an arrangement shall be presumed, unless it is proved to the contrary by the taxpayer, to have been entered into, or carried out, for the main purpose of obtaining a tax benefit, if the main purpose of a step in, or a part of, the arrangement is to obtain a tax benefit, notwithstanding the fact that the main purpose of the whole arrangement is not to obtain a tax benefit.

The CBDT on January 27, 2017, clarified that if the jurisdiction of an FPI is finalized based on non-tax commercial considerations and the main purpose is not to obtain tax benefit, GAAR would not apply.
In case GAAR is applied to any transaction pertaining to the VanEck Digital India ETF and Mauritius Subsidiary, it could have an adverse impact on the taxation of the VanEck Digital India ETF and Mauritius Subsidiary and accordingly the returns to the investors in the VanEck Digital India ETF or Mauritius Subsidiary may also be adversely affected.

Taxation of Indirect Transfer of Indian Assets

    Under ITA 1961, Indian capital gains tax can be imposed on income arising from the transfer of shares in a company registered outside India which derives, directly or indirectly, its value substantially from the assets located in India. Being a Category I FPI, the VanEck Digital India ETF and Mauritius Subsidiary are currently exempt from the application of these rules. In case of loss of the VanEck Digital India ETF's and Mauritius Subsidiary's registration as Category I FPIs or changes in Indian rules, the Mauritius Subsidiary, VanEck Digital India ETF, VanEck India Growth Leaders ETF and the investors could be subject to the indirect transfer tax provisions in the future.

Taxation under indirect transfer provisions (if and as applicable) should also be subject to relief under an applicable tax treaty, subject to compliance with the applicable requirements under the treaty and the furnishing of requisite documents to the Indian income tax authorities, including a TRC.

The levels and bases of taxation and any relevant reliefs from taxation referred to in this document may change, any reliefs referred to are the ones which currently apply and their value may differ from investor to investor.

Taxation of the Investors

For investors in the VanEck Digital India ETF or VanEck India Growth Leaders ETF who are tax residents outside India and who do not carry on any business activities in India, there should be no Indian income tax implications on distributions received from the Fund.
Please note that the above description is based on current provisions of Mauritius and Indian law, and any change or modification made by subsequent legislation, regulation, or administrative or judicial decision could increase the Indian tax liability of the VanEck Digital India ETF and Mauritius Subsidiary and thus reduce the return to Fund shareholders.

PRC Taxation
(VanEck China Growth Leaders ETF and VanEck ChiNext ETF only)
The Funds’ investments in A-shares will be subject to a number of PRC tax rules and the application of many of those rules is at present uncertain. PRC taxes that may apply to the Funds’ investments include withholding taxes on dividends earned by a Fund, withholding taxes on capital gains, value-added tax (previously, business tax) and stamp tax. Permanent rules governing taxes on capital gains derived by RQFIIs and QFIIs from the trading of PRC securities have yet to be announced. In the absence of specific rules, the tax treatment of the Funds’ investments in A-shares through the China Sub-Adviser’s RQFII license should be governed by the general PRC tax provisions and provisions applicable to RQFIIs. Under these provisions, non-tax resident enterprises without permanent establishment in the PRC, such as the Funds, are generally subject to a withholding income tax of 10% on any PRC-sourced income (including dividends, distributions and capital gains) they derive from their investment in PRC securities unless exempt or reduced under PRC law or a relevant tax treaty. The application of such treaties for an RQFII acting on behalf of a foreign investor (i.e., the China Sub-Adviser acting on behalf of the Funds) is also uncertain and would depend on the approval of PRC tax authorities. The PRC’s Ministry of Finance announced that, effective November 17, 2014, the corporate income tax for QFIIs and RQFIIs (without an establishment or place of business in the PRC or having an establishment or place of business in the PRC but the income so derived in the PRC is not effectively connected with such establishment or place), with respect to PRC-sourced gains on disposal of shares and other equity investments (including A-shares), will be temporarily lifted. With respect to Stock Connect, foreign investors (including the Funds) investing through Stock Connect would be temporarily exempt from the corporate income tax and value-added tax on the gains on disposal of such A-shares until further notice. Dividends would be subject to corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with PRC upon application to and obtaining approval from the competent tax authority. The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, including with respect to the possible liability of the Funds for obligations of the China Sub-Adviser. Any revision or amendment in tax laws and regulations may adversely affect the Fund. Each Fund, prior to December 22, 2014, reserved 10% of its realized and unrealized gains from its A-share investments to apply towards withholding tax liability with respect to realized and unrealized gains from the Fund’s investments in A-shares of “land-rich” enterprises, which are companies that have greater than 50% of their assets in land or real properties in the PRC. Each Fund could be subject to tax liability for any tax payments for which reserves have not been made or that were not previously withheld. The impact of any such tax liability on the Funds’ return could be substantial. The Funds may also potentially be subject to PRC value-added tax at the rate of 6% on capital gains derived from trading of A-shares. However, Caishui [2016] No. 36 (“Notice 36”) and Caishui [2016] No. 70 (“Notice 70”) provides a value-added tax exemption for QFIIs as well as RQFIIs in respect of their gains derived from the trading of PRC securities. In addition, urban maintenance and construction tax (currently at rates ranging from 1% to 7%), educational surcharge (currently at the rate of 3%) and local educational surcharge (currently at the rate of 2%) (collectively the “Surtaxes”) are imposed based on value-added tax liabilities. Since QFIIs and RQFIIs are exempt from value-added tax, they are also exempt from the applicable Surtaxes. The Funds may also be liable to the China Sub-Adviser for any tax that is imposed on the China Sub-Adviser by the PRC with respect to the Funds’ investment. If the Funds’ direct investments in A-shares through the China Sub-Adviser’s RQFII become subject to repatriation restrictions, the Funds may be unable to satisfy distribution requirements applicable to RICs under the Internal Revenue Code, and be subject to tax at the Fund level.
(VanEck Rare Earth/Strategic Metals ETF only)
The Funds’ investments in A-shares will be subject to a number of PRC tax rules and the application of many of those rules is at present uncertain. PRC taxes that may apply to the Funds’ investments include withholding taxes on dividends earned by a Fund, withholding taxes on capital gains, value-added tax (previously, business tax) and stamp tax.
With respect to Stock Connect, foreign investors (including the Funds) investing through Stock Connect would be temporarily exempt from the capital gains tax and value-added tax on the gains on disposal of such A-shares until further notice. Dividends would be subject to corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with PRC upon application to and obtaining approval from the competent tax authority.
The current PRC tax laws and regulations and interpretations thereof may be revised or amended in the future, including with respect to the possible liability of the Funds for obligations of the China Sub-Adviser. Any revision or amendment in tax laws and regulations may adversely affect the Fund.
(VanEck China Bond ETF and VanEck J.P. Morgan EM Local Currency Bond ETF only)
There are still some uncertainties in the PRC tax rules governing taxation of income and gains from investments in the PRC due to the lack of formal guidance from the PRC’s tax authorities that could result in unexpected tax liabilities for VanEck China Bond ETF and VanEck J.P. Morgan EM Local Currency Bond ETF. On the basis that nonresidents enterprises (i) do not have places of business, establishments or permanent establishments in the PRC; and (ii) are not PRC tax resident enterprises, China generally may impose Withholding Income Tax (“WHT”) at a rate of 10% (which may be reduced by the double taxation agreement/arrangement) on interest derived by nonresidents, including QFIIs and RQFIIs, from issuers resident in the PRC. However, on November 7, 2018, the PRC Ministry of Finance (MOF) and PRC State Administration of Taxation (SAT) jointly issued Caishui [2018] 108 (Circular 108) to clarify the temporary three-year tax exemption on bond interest derived by foreign institutional investors (FIIs). Pursuant to Circular 108, FIIs are temporarily exempt from withholding income tax and value added tax with respect to bond interest income derived in the domestic bond market (via QFII, RQFII, CIBM and Hong Kong Bond Connect) from November 7, 2018 to November 6, 2021. On November 7, 2018, the PRC issued guidance (Circular 108) clarifying that nonresidents (including QFIIs, and RQFIIs) are exempted from withholding income tax and value added tax with respect to bond interest income derived in the Chinese domestic bond market from November 7, 2018 to November 6, 2021. On November 26, 2021, the PRC Ministry of Finance and PRC State Taxation Administration jointly issued Caishui [2021] No. 34 (“Circular 34”) to formally extend the tax exemption period provided in Circular 108 to December 31, 2025. Additionally, prior to November 7, 2018, interest received by nonresidents from PRC government bonds issued by the PRC Ministry of Finance (“MOF”) or local government bonds was exempt from WHT. The term “local government bonds” refers to bonds which are approved by the PRC State Council to be issued by governments of provinces, autonomous regions, municipalities directly under the PRC government or municipalities separately listed on the state plan.

Under the PRC Corporate Income Tax regime, PRC also imposes WHT at a rate of 10% (subject to treaty relief) on PRC-sourced capital gains derived by nonresident enterprises, provided that the nonresident enterprises (i) do not have places of business, establishments or permanent establishments in the PRC; and (ii) are not PRC tax resident enterprises. VanEck China Bond ETF and VanEck J.P. Morgan EM Local Currency Bond ETF currently consider capital gains derived from bonds issued by PRC entities to be non PRC-sourced income, and thus nonresident enterprises should not be subject to WHT on such gains. Gains derived by nonresidents from the trading of bonds issued by PRC entities should be exempt from value-added tax.
PRC rules for taxation of RQFIIs (and QFIIs), as well as nonresidents trading bonds via Bond Connect are evolving, and the PRC tax regulations to be issued by the PRC State Administration of Taxation and/or PRC MOF to clarify the subject matter may apply retrospectively, even if such rules are adverse to the nonresident investors. If the PRC tax authorities were to issue differing formal guidance or tax rules regarding the taxation of interest and capital gains derived by QFIIs, RQFIIs and other nonresident investors from PRC bonds, and/or begin collecting WHT on gains from such investments, VanEck China Bond ETF and VanEck J.P. Morgan EM Local Currency Bond ETF could be subject to additional tax liabilities. The impact of any such tax liability, as well as the potential late payment interest and penalties associated with the underpaid PRC taxes, on a Fund’s return could be substantial. VanEck China Bond ETF may also be liable to the China Sub-Adviser for any tax (including late payment interest and penalties) that is imposed on the China Sub-Adviser by the PRC with respect to the Fund’s investments.

Other Issues
(VanEck Energy Income ETF only)
The Fund may be subject to tax or taxes in certain states where MLPs do business. Furthermore, in those states which have income tax laws, the tax treatment of the Fund and its Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.

CAPITAL STOCK AND SHAREHOLDER REPORTS
The Trust currently is comprised of 66 investment portfolios. The Trust issues Shares of beneficial interest with no par value. The Board may designate additional funds of the Trust.
Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Fund. Shares have no pre-emptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation. A Fund may liquidate and terminate at any time and for any reason, including as a result of the termination of the license agreement between the Fund’s Adviser and the Fund’s Index Provider, without shareholder approval.
Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and each fractional Share has a proportional fractional vote. Shares of all funds vote together as a single class except that if the matter being voted on affects only a particular fund it will be voted on only by that fund, and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust have noncumulative voting rights for the election of Trustees. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.
Under Delaware law, the shareholders of a Fund are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a Fund will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting statutory trust shareholder liability may exist in other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust’s shareholders to liability for the debts or obligations of the Trust. The Trust’s Amended and Restated Declaration of Trust (the “Declaration of Trust”) provides for indemnification by the relevant Fund for all loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that a Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon.
The Trust will issue through DTC Participants to its shareholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by an independent auditor approved by the Trust’s Trustees and by the shareholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also receive annually notification as to the Trust’s distributions.
Shareholder inquiries may be made by writing to the Trust, c/o Van Eck Associates Corporation, 666 Third Avenue, 9th Floor, New York, New York 10017.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036, is counsel to the Trust and has passed upon the validity of each Fund’s Shares.
Another independent public accounting firm was the Trust's independent registered public accounting firm for the fiscal years ended September 30, 2021, December 31, 2021 and April 30, 2022. PricewaterhouseCoopers LLP, 300 Madison Ave, New York, NY 10017, has been appointed as the Trust's independent registered public accounting firm for the fiscal years ending September 30, 2022, December 31, 2022 and April 30, 2023 and will audit the Funds' financial statements and perform other related audit services.

FINANCIAL STATEMENTS
Pursuant to an agreement and plan of reorganization between the Trust, on behalf of the VanEck Energy Income ETF, and Exchange Traded Concepts Trust, on behalf of Yorkville High Income MLP ETF (the “Predecessor Fund”), on February 22, 2016 the VanEck Energy Income ETF acquired all of the assets and liabilities of the Predecessor Fund in exchange for shares of beneficial interest of the VanEck Energy Income ETF (the “Reorganization”). As a result of the Reorganization, the VanEck Energy Income ETF adopted the financial and performance history of the Predecessor Fund.
    The audited and unaudited financial statements, including the financial highlights, the report of the Predecessor Fund's independent registered public accounting firm (with respect to the VanEck Energy Income ETF), and the report of Ernst & Young, appearing in the Trust’s most recent Annual Report and Semi-Annual Report, as applicable, to shareholders for each Fund’s corresponding fiscal year end and filed electronically with the SEC, are incorporated by reference in and made part of this SAI. No other portions of any of the Trust’s Annual Reports or Semi-Annual Reports are incorporated by reference or made part of this SAI. You may request a copy of the Trust’s Annual Reports and Semi-Annual Reports for the Funds at no charge by calling 800.826.2333 during normal business hours.

For each Fund with a fiscal year end of April 30, 2022, the Trust's most recent Annual Reports to shareholders are accessible HERE and the Trust's most recent Semi-Annual Reports to shareholders are accessible HERE.
For each Fund with a fiscal year end of September 30, 2021, the Trust's most recent Annual Reports to shareholders are accessible HERE and the Trust's most recent Semi-Annual Reports to shareholders are accessible HERE.
For each Fund with a fiscal year end of December 31, 2021, the Trust's most recent Annual Reports to shareholders are accessible HERE and the Trust's most recent Semi-Annual Reports to shareholders are accessible HERE.

LICENSE AGREEMENTS AND DISCLAIMERS
The information contained herein regarding the NYSE® Arca Environmental Services Index (the “Environmental Services Index”), NYSE Arca Gold Miners Index (the “Gold Miners Index”) and NYSE Arca Steel Index (the “Steel Index”) was obtained from Archipelago Holdings Inc., an indirect wholly owned subsidiary of ICE Data Indices, LLC (“ICE Data”).
The information contained herein regarding ICE US Fallen Angel High Yield 10% Constrained Index (the “Fallen Angel Index”), ICE BofA Diversified High Yield US Emerging Markets Corporate Plus Index (the “Emerging Markets High Yield”), and ICE BofA Global Ex-US Issuers High Yield Constrained Index (the “International High Yield Index”) was provided by ICE Data.
    Source ICE Data, is used with permission.

“ICE” is a registered trademark of ICE Data or its affiliates. “NYSE”, “NYSE Arca Gold Miners Index” and “NYSE Arca” are registered trademarks of NYSE Group, Inc., and are used by ICE Data with permission and under a license. These trademarks have been licensed, along with the NYSE Arca Environmental Services Index and the NYSE Arca Steel Index (the “Indices”) for use by the Adviser in connection with the VanEck Environmental Services ETF, the VanEck Gold Miners ETF and the VanEck Steel ETF (the “Products”). Neither the Adviser, the Trust nor the Products, as applicable, are sponsored, endorsed, sold or promoted by ICE Data, its affiliates or its and their third party suppliers (“ICE Data and its Suppliers”). ICE Data and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in the Products particularly, the Trust or the ability of the Indices to track general market performance. Past performance of an Index is not an indicator of or a guarantee of future results.
ICE Data’s only relationship to the Adviser is the licensing of certain trademarks and trade names and the Indices or components thereof. The Indices are determined, composed and calculated by ICE Data without regard to the Adviser or the Products or their holders. ICE Data has no obligation to take the needs of the Adviser or the holders of the Products into consideration in determining, composing or calculating the Indices. ICE Data is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Products to be issued or in the determination or calculation of the equation by which the Products are to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by ICE Data is general in nature and not tailored to the needs of the Adviser or any other person, entity or group of persons. ICE Data has no obligation or liability in connection with the administration, marketing, or trading of the Products. ICE Data is not an investment advisor. Inclusion of a security within an Index is not a recommendation by ICE Data to buy, sell, or hold such security, nor is it considered to be investment advice.
ICE DATA AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). ICE DATA AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.
In addition, and although ICE Data shall obtain information for inclusion in or for use in the calculation of each of the Indices from sources which it considers reliable, ICE Data and its Suppliers do not guarantee the accuracy and/or the completeness of the component data of each of the Indices obtained from independent sources. Without limiting any of the foregoing, in no event shall ICE Data and its Suppliers have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of an Index’s possibility of such damages.
VanEck Emerging Markets High Yield Bond ETF, VanEck Fallen Angel High Yield Bond ETF and VanEck International High Yield Bond ETF (each an “ICE Data ETF,” and collectively, the “ICE Data ETFs”) are not sponsored, endorsed, sold or promoted by ICE Data. ICE Data has not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the ICE Data ETFs nor makes any representation or warranty, express or implied, to the owners of the ICE Data ETFs or any member of the public regarding the ICE Data ETFs or the advisability of investing in the ICE Data ETFs, particularly the ability of the Emerging Markets High Yield Index, Fallen Angel Index and International High Yield Index (each an “ICE Data Index,” and collectively, the “ICE Data Indices”) to track performance of any market or strategy. ICE Data’s only relationship to the Adviser is the licensing of certain trademarks and trade names and indices or components thereof. The ICE Data Indices are determined, composed and calculated by ICE Data without regard to the Adviser or the ICE Data ETFs or their shareholders. ICE Data has no obligation to take the needs of the Adviser or the shareholders of the ICE Data ETFs into consideration in determining or composing the ICE Data Indices. ICE Data is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Shares of the ICE Data ETFs to be issued or in the determination or calculation of the equation by which the Shares of the ICE Data ETFs are to be priced, sold, purchased, or redeemed. ICE Data has no obligation or liability in connection with the administration, marketing, or trading of the ICE Data ETFs.
ICE DATA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE ICE DATA INDICES OR ANY DATA INCLUDED THEREIN AND ICE DATA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, UNAVAILABILITY, OR INTERRUPTIONS THEREIN. ICE DATA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, SHAREHOLDERS OF THE ICE DATA ETFS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ICE DATA INDICES OR ANY DATA INCLUDED THEREIN. ICE DATA MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE ICE DATA INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ICE DATA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, INCIDENTAL, CONSEQUENTIAL DAMAGES, OR LOST PROFITS, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
ICE BofA Diversified High Yield US Emerging Markets Corporate Plus Index, ICE US Fallen Angel High Yield 10% Constrained Index, ICE BofA Global Ex-US Issuers High Yield Constrained Index and ICE BofA are trademarks of ICE Data or its third party licensors and have been licensed for use by the Adviser.
The information contained herein regarding the Morningstar® Global ex-US Moat Focus IndexSM (the “ex-US Moat Focus Index”), the Morningstar® Global Wide Moat Focus Index (“Global Wide Moat Focus Index”), the Morningstar® Wide Moat Focus IndexSM (the “Wide Moat Index”), the Morningstar® US Dividend Valuation Index (the “US Dividend Valuation Index”) and the Morningstar® US Sustainability Moat Focus Index (the “US Sustainability Moat Focus Index”) was provided by Morningstar, Inc. (“Morningstar”).
The Adviser has entered into a licensing agreement with Morningstar to use the ex-US Moat Focus Index, the Global Wide Moat Focus Index, the Wide Moat Index, the US Dividend Valuation Index and the US Sustainability Moat Focus Index. VanEck Morningstar Durable Dividend ETF, VanEck Morningstar ESG Moat ETF, VanEck Morningstar Global Wide Moat ETF, VanEck Morningstar International Moat ETF and VanEck Morningstar Wide Moat ETF, (each a “Morningstar Index ETF,” and collectively, the “Morningstar Index ETFs”) are entitled to use the ex-US Moat Focus Index, the Global Wide Moat Focus Index, the Wide Moat Index and the US Dividend Valuation Index and the US Sustainability Moat Focus Index (each a “Morningstar Index,” and collectively, the “Morningstar Indices”) pursuant to a sub-licensing arrangement with the Adviser.
The Morningstar Index ETFs are not sponsored, endorsed, sold or promoted by Morningstar. Morningstar makes no representation or warranty, express or implied, to the shareholders of the Morningstar Index ETFs or any member of the public regarding the advisability of investing in securities generally or in the Morningstar Index ETFs in particular or the ability of the Morningstar Index ETFs to track general stock market performance. Morningstar’s only relationship to the Adviser is the licensing of certain service marks and service names of Morningstar and of the Morningstar Indices, which are determined, composed and calculated by Morningstar without regard to the Adviser or the Morningstar Index ETFs. Morningstar has no obligation to take the needs of the Adviser or the shareholders of the Morningstar Index ETFs into consideration in determining, composing or calculating the Morningstar Indices. Morningstar is not responsible for and has not participated in the determination of the prices and amount of the Morningstar Index ETFs or the timing of the issuance or sale of the Morningstar Index ETFs or in the determination or calculation of the equation by which the Morningstar Index ETFs are converted into cash. Morningstar has no obligation or liability in connection with the administration, marketing or trading of the Morningstar Index ETFs.
MORNINGSTAR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR INDICES OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. MORNINGSTAR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, SHAREHOLDERS OF THE MORNINGSTAR INDEX ETFS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MORNINGSTAR INDICES OR ANY DATA INCLUDED THEREIN. MORNINGSTAR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MORNINGSTAR INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORNINGSTAR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
The information contained herein regarding VanEck® Natural Resources Index (the “Natural Resources Index”) was provided by S-Network.

S-NetworkSM is a service mark of S-Network and has been licensed for use by the Adviser in connection with VanEck Natural Resources ETF. The Shares of VanEck Natural Resources ETF is not sponsored, endorsed, sold or promoted by S-Network, which makes no representation regarding the advisability of investing in the Shares of VanEck Natural Resources ETF.
The Shares of VanEck Natural Resources ETF are not sponsored, endorsed, sold or promoted by S-Network. S-Network makes no representation or warranty, express or implied, to the owners of Shares of VanEck Natural Resources ETF or any member of the public regarding the advisability of investing in securities generally or in the Shares of VanEck Natural Resources ETF particularly or the ability of the Natural Resources Index to track the performance of the physical commodities market. S-Network’s only relationship to the Adviser is the licensing of certain service marks and trade names and of the Natural Resources Index that is determined, composed and calculated by S-Network without regard to the Adviser or the Shares of VanEck Natural Resources ETF. S-Network has no obligation to take the needs of the Adviser or the owners of Shares of VanEck Natural Resources ETF into consideration in determining, composing or calculating the Natural Resources Index. S-Network is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of VanEck Natural Resources ETF to be issued or in the determination or calculation of the equation by which the Shares of VanEck Natural Resources ETF are to be converted into cash. S-Network has no obligation or liability in connection with the administration, marketing or trading of the Shares of VanEck Natural Resources ETF.
S-NETWORK DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE NATURAL RESOURCES INDEX OR ANY DATA INCLUDED THEREIN AND S-NETWORK SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S-NETWORK MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF VANECK NATURAL RESOURCES ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NATURAL RESOURCES INDEX OR ANY DATA INCLUDED THEREIN. S-NETWORK MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NATURAL RESOURCES INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S-NETWORK HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
The Shares of VanEck Natural Resources ETF are not sponsored, endorsed, sold or promoted by Thomson Reuters or its third party licensors. Neither Thomson Reuters nor its third party licensors make any representation or warranty, express or implied, to the owners of Shares of VanEck Natural Resources ETF or any member of the public regarding the advisability of investing in securities generally or in the Shares of VanEck Natural Resources ETF particularly or the ability of the Natural Resources Index to track general stock market performance. Thomson Reuters’ and its third party licensor’s only relationship to S-Network is the licensing of certain trademarks, service marks and trade names of Thomson Reuters and/or its third party licensors and for the providing of calculation and maintenance services related to VanEckTM Natural Resources Index. Neither Thomson Reuters nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of the Shares of VanEck Natural Resources ETF or the timing of the issuance or sale of the Shares of VanEck Natural Resources ETF or in the determination or calculation of the equation by which the Shares of VanEck Natural Resources ETF is to be converted into cash. Thomson Reuters has no obligation or liability in connection with the administration, marketing or trading of the Shares of VanEck Natural Resources ETF.
S-NETWORK DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE NATURAL RESOURCES INDEX OR ANY DATA INCLUDED THEREIN AND S-NETWORK SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S-NETWORK MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF SHARES OF VANECK NATURAL RESOURCES ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NATURAL RESOURCES INDEX OR ANY DATA INCLUDED THEREIN. S-NETWORK MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NATURAL RESOURCES INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S-NETWORK HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
VANECK AND ITS AFFILIATES SHALL NOT HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS, AND MAKES NO WARRANTY, EXPRESS OR IMPLIED AS TO RESULTS TO BE OBTAINED BY OWNERS OF SHARES OF VANECK NATURAL RESOURCES ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NATURAL RESOURCES INDEX. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL VANECK INTERESTS OR ANY OF ITS AFFILIATES HAVE ANY LIABILITY

FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
The information contained herein regarding the S-Network Municipal Bond Closed-End Fund IndexSM (the “CEF Index”) was provided by S-Network.
VanEck CEF Muni Income ETF is not sponsored, endorsed, sold or promoted by S-Network. S-Network makes no representation or warranty, express or implied, to the owners of the Shares of the Fund, or any member of the public regarding the advisability of investing in securities generally or in the Shares of the Fund particularly or the ability of the Index to track the performance of the federally tax-exempt annual yield sector of the closed-end fund market. S-Network’s only relationship to the Adviser is the licensing of certain service marks and trade names of S-Network and of the CEF Index that is determined, composed and calculated by S-Network without regard to the Adviser or the Shares of the Fund. S-Network has no obligation to take the needs of the Adviser or the owners of the Shares of the Fund, into consideration in determining or composing the Index. S-Network is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of the Fund to be issued or in the determination or calculation of the equation by which the Shares of the Fund are to be converted into cash. S-Network has no obligation or liability in connection with the administration, marketing or trading of the Shares of the Fund.
S-NETWORK DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE CEF INDEX OR ANY DATA INCLUDED THEREIN AND S-NETWORK SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S-NETWORK MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE CEF INDEX OR ANY DATA INCLUDED THEREIN. THE LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE CEF INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S-NETWORK HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
The information contained herein regarding the MarketVector Indices was provided by MarketVector, which is a wholly owned subsidiary of VEAC.
    The Adviser has entered into a licensing agreement with MarketVector to use each of the Africa Index, Agribusiness Index, BBB Index, BDC Index, Biotech Index, Brazil Small-Cap Index, Clean-Tech Metals Index, Digital Assets Equity Index, Digital Assets Mining Index, Digital India Index, Egypt Index, Energy Index, eSports Index, Floating Rate Index, Gaming Index, Indonesia Index, Israel Index, Junior Gold Miners Index, Low Carbon Energy Index, Mortgage REITs Index, Nuclear Energy Index, Oil Refiners Index, Oil Services Index, Pharmaceutical Index, Rare Earth/Strategic Metals Index, Retail Index, Russia Index, Russia Small-Cap Index, Semiconductor Index, US IG Index, and Vietnam Index. Each of VanEck Africa Index ETF, VanEck Agribusiness ETF, VanEck BDC Income ETF, Biotech ETF, VanEck Brazil Small-Cap ETF, VanEck Digital Assets Mining ETF, VanEck Digital India ETF, VanEck Digital Transformation ETF, VanEck Green Metals ETF, VanEck Egypt Index ETF, VanEck Energy Income ETF, VanEck Gaming ETF, VanEck Indonesia Index ETF, VanEck IG Floating Rate ETF, VanEck Israel ETF, VanEck Junior Gold Miners ETF, VanEck Low Carbon Energy ETF, VanEck Moody's Analytics BBB Corporate Bond ETF, VanEck Moody's Analytics IG Corporate Bond ETF, VanEck Mortgage REIT Income ETF, VanEck Oil Refiners ETF, VanEck Oil Services ETF, VanEck Pharmaceutical ETF, VanEck Rare Earth/Strategic Metals ETF, VanEck Retail ETF, VanEck Russia ETF, VanEck Russia Small-Cap ETF, VanEck Semiconductor ETF, VanEck Uranium+Nuclear Energy ETF, VanEck Video Gaming and eSports ETF and VanEck Vietnam ETF (each a “MarketVector Index ETF,” and collectively, the “MarketVector Index ETFs”) is entitled to use its Index pursuant to a sub-licensing arrangement with the Adviser.
Shares of the MarketVector Index ETFs are not sponsored, endorsed, sold or promoted by MarketVector. MarketVector makes no representation or warranty, express or implied, to the owners of the Shares of the MarketVector Index ETFs or any member of the public regarding the advisability of investing in securities generally or in the Shares of the MarketVector Index ETFs particularly or the ability of the MarketVector Indices to track the performance of its respective securities markets. Each of the MarketVector Indices is determined and composed by MarketVector without regard to the Adviser or the Shares of the MarketVector Index ETFs. MarketVector has no obligation to take the needs of the Adviser or the owners of the Shares of the MarketVector Index ETFs into consideration in determining or composing the respective Index. MarketVector is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of the MarketVector Index ETFs to be issued or in the determination or calculation of the equation by which the Shares of the MarketVector Index ETFs are to be converted into cash. MarketVector has no obligation or liability in connection with the administration, marketing or trading of the Shares of the MarketVector Index ETFs.

MARKETVECTOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MARKETVECTOR INDICES OR ANY DATA INCLUDED THEREIN AND MARKETVECTOR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. MARKETVECTOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF THE MARKETVECTOR INDEX ETFS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MARKETVECTOR INDICIES, OR MARKETVECTOR INDEX ETFS OR ANY DATA INCLUDED THEREIN. MARKETVECTOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MARKETVECTOR INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MARKETVECTOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
The Shares of the MarketVector Index ETFs are not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the MarketVector Indices and/or its trade mark or its price at any time or in any other respect. The MarketVector Indices are calculated and maintained by Solactive. Solactive uses its best efforts to ensure that the MarketVector Indices are calculated correctly. Irrespective of its obligations towards MarketVector, Solactive AG has no obligation to point out errors in the MarketVector Indices to third parties including but not limited to investors and/or financial intermediaries of the MarketVector Index ETFs. Neither publication of the MarketVector Indices by Solactive AG nor the licensing of the MarketVector Indexes or its trade mark for the purpose of use in connection with the MarketVector Index ETFs constitutes a recommendation by Solactive AG to invest capital in the MarketVector Index ETFs nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in the MarketVector Index ETFs. Solactive AG is not responsible for fulfilling the legal requirements concerning the accuracy and completeness of the prospectus of the MarketVector Index ETFs.
VanEck IG Floating Rate ETF is not sponsored, issued or advised by Wells Fargo & Company, Wells Fargo Securities, LLC or any of their affiliates. The MVIS® US Investment Grade Floating Rate Index is the exclusive property of MarketVector Indexes GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Wells Fargo to create and maintain and with Interactive Data Pricing and Reference Data, LLC to calculate the Floating Rate Index. Neither Wells Fargo nor Interactive Data Pricing and Reference Data, LLC guarantees the accuracy and/or completeness of the Floating Rate Index or of any data supplied by it or its agents or makes any warranty as to the results to be obtained from investing in the Fund or tracking the Floating Rate Index. The Floating Rate Index is calculated by Interactive Data Pricing and Reference, LLC, which is not an adviser for or fiduciary to VanEck IG Floating Rate ETF and, like Wells Fargo, is not responsible for any direct, indirect or consequential damages associated with indicative optimized portfolio values and/or indicative intraday values. VanEck IG Floating Rate ETF is not sponsored, endorsed, sold or promoted by MarketVector Indexes GmbH and MarketVector Indexes GmbH makes no representation regarding the advisability of investing in the Fund.

VanEck China Growth Leaders ETF and VanEck India Growth Leaders ETF (each an “MarketGrader Index ETF,” and collectively, the “MarketGrader Index ETFs”) are not sponsored, endorsed, sold or promoted by MarketGrader.com Corp. (“MarketGrader”). MarketGrader's only relationship to Van Eck Associates Corporation (“Licensee”) is the licensing of the MarketGrader China All-Cap Growth Leaders Index and the MarketGrader India All-Cap Growth Leaders Index (each an “MarketGrader Index,” and collectively, the “MarketGrader Indices”) which are determined, composed and calculated by MarketGrader and Solactive AG, as Index Calculation Agent, without regard to Licensee. MarketGrader has no obligation to take the needs of Licensee or the owners of the MarketGrader Index ETFs into consideration in determining, composing or calculating the MarketGrader Indices.
MARKETGRADER SHALL NOT BE A PARTY TO THE TRANSACTION CONTEMPLATED HEREBY, AND IS NOT PROVIDING ANY ADVICE, RECOMMENDATION, REPRESENTATION OR WARRANTY REGARDING THE ADVISABILITY OF THIS TRANSACTION OR THE MARKETGRADER INDEX ETFs OR THE ABILITY OF THE MARKETGRADER INDICES TO TRACK INVESTMENT PERFORMANCE. MARKETGRADER HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESS, STATUTORY OR IMPLIED, REGARDING THIS TRANSACTION AND ANY USE OF THE MARKETGRADER INDICES, INCLUDING BUT NOT LIMITED TO ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR USE, AND NON-INFRINGEMENT AND ALL WARRANTIES ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING AND USAGE OF TRADE OR THEIR EQUIVALENTS UNDER THE LAWS OF ANY JURISDICTION. UNDER NO CIRCUMSTANCES AND UNDER NO THEORY OF LAW, TORT, CONTRACT, STRICT LIABILITY OR OTHERWISE, SHALL MARKETGRADER OR ANY OF ITS AFFILIATES BE LIABLE TO ANY PERSON FOR ANY DAMAGES, REGARDLESS OF WHETHER THEY ARE DIRECT, INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF ANY CHARACTER, INCLUDING DAMAGES FOR TRADING LOSSES OR LOST PROFITS, OR FOR ANY CLAIM OR DEMAND BY ANY

THIRD PARTY, EVEN IF MARKETGRADER KNEW OR HAD REASON TO KNOW OF THE POSSIBILITY OF SUCH DAMAGES, CLAIM OR DEMAND.
The MarketGrader Indices are not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the MarketGrader Index ETFs and/or the Index Price at any time or in any other respect. The MarketGrader Indices are calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the MarketGrader Indices are calculated correctly. Irrespective of its obligations towards MarketGrader, Solactive AG has no obligation to point out errors in the MarketGrader Indices to third parties including but not limited to investors and/or financial intermediaries of the financial instrument. Neither publication of the MarketGrader Indices by Solactive AG nor the licensing of the MarketGrader Indices or for the purpose of use in connection with the financial instrument constitutes a recommendation by Solactive AG to invest capital in said financial instrument nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this financial instrument.
The VanEck India Growth Leaders ETF invests substantially all of its assets in the Mauritius Subsidiary, MV SCIF Mauritius, a private company limited by shares incorporated in Mauritius. The Mauritius Subsidiary is regulated by the Mauritius Financial Services Commission which has issued a GBL 1 License to the Mauritius Subsidiary to conduct the business of “investment holding.” Neither investors in the Mauritius Subsidiary nor investors in the Fund are protected by any statutory compensation arrangements in Mauritius in the event of the Mauritius Subsidiary’s or the Fund’s failure.
The Mauritius Financial Services Commission does not vouch for the financial soundness of the Mauritius Subsidiary or the Fund or for the correctness of any statements made or opinions expressed with regard to it in any offering document or other similar document of the Mauritius Subsidiary or the Fund.
The information contained herein regarding the BlueStar Israel Global Index™ (the “Israel Index”) was obtained from MarketVector Indexes GmbH (“MarketVector”). The Adviser has entered into a licensing agreement with MarketVector to use the Israel Index. VanEck Israel ETF is entitled to use the Israel Index pursuant to a sub-licensing arrangement with the Adviser.

VanEck Israel ETF is not sponsored, endorsed, sold or promoted by MarketVector. MarketVector makes no representation or warranty, express or implied, to the shareholders of VanEck Israel ETF or any member of the public regarding the advisability of acquiring, bidding, investing or trading in VanEck Israel ETF. MarketVector has licensed to the Adviser certain trademarks and trade names of MarketVector and of the Israel Index which is determined, composed and calculated by MarketVector without regard to Adviser or VanEck Israel ETF and MarketVector has no obligation to take the needs of Adviser or the owners of VanEck Israel ETF into consideration in determining, composing or calculating the Israel Index. MarketVector is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of VanEck Israel ETF. MarketVector has no obligation or liability in connection with the administration, marketing or trading of VanEck Israel ETF.
MARKETVECTOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE ISRAEL INDEX OR ANY DATA INCLUDED THEREIN AND MARKETVECTOR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. MARKETVECTOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF VANECK ISRAEL ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ISRAEL INDEX OR ANY DATA INCLUDED THEREIN OR FOR ANY OTHER USE. MARKETVECTOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE ISRAEL INDEX OR ANY DATA INCLUDED THEREIN, WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MARKETVECTOR HAVE ANY LIABILITY FOR ANY LOST PROFITS OR DIRECT, INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN MARKETVECTOR AND THE ADVISER.
The Adviser has entered into a licensing agreement with Moody’s Analytics, Inc. to use certain Moody’s Analytics credit risk models, data and trademarks. Moody’s Analytics is a registered trademark of Moody’s Analytics, Inc. and/or its affiliates and is used under license.

Moody's Analytics IG Corporate Bond ETF and VanEck Moody's Analytics BBB Corporate Bond ETF are not sponsored, promoted, sold or supported in any manner by Moody’s Analytics nor does Moody’s Analytics offer any express or implicit guarantee or assurance either with regard to the results of using the US IG Index or BBB Index, as applicable, and/or the Moody’s Analytics trademark or data at any time or in any other respect. Certain quantitative financial data used in calculating and publishing the US IG Index or BBB Index is licensed to the Adviser by Moody’s Analytics. Moody’s

Analytics has no obligation to point out errors in the data to third parties including but not limited to investors and/or financial intermediaries of the Fund. The licensing of data or the Moody’s Analytics trademark for the purpose of use in connection with the US IG Index or BBB Index, as applicable, and Fund does not constitutes a recommendation by Moody’s Analytics to invest capital in the Fund nor does it in any way represent an assurance or opinion of Moody’s Analytics with regard to any investment in this financial instrument. Moody’s Analytics bears no liability with respect to the Fund or any security.
ICE DATA AND ITS THIRD PARTY SUPPLIERS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE US IG INDEX, INDEX VALUES OR ANY DATA INCLUDED THEREIN AS WELL AS WITH RESPECT TO THE CALCULATION AND DISEMMINATION OF THE US IG INDEX. IN NO EVENT SHALL ICE DATA AND ITS THIRD PARTY SUPPLIERS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The VanEck Moody’s Analytics IG Corporate Bond ETF and the VanEck Moody's Analytics BBB Corporate Bond ETF, which are based on the US IG Index and the BBB Index, respectively, are not issued, sponsored, endorsed, sold or marketed by ICE Data, and ICE Data makes no representation regarding the advisability of investing in such product.
The information contained herein regarding the ChiNext Index was provided by Shenzhen Securities Information Co., Ltd (“Shenzhen Securities”).
Shares of the VanEck ChiNext ETF are not sponsored, endorsed, sold or promoted by the Shenzhen Securities. Shenzhen Securities makes no representation or warranty, express or implied, to the owners of the Shares of VanEck ChiNext ETF or any member of the public regarding the advisability of investing in securities generally or in the Shares of VanEck ChiNext ETF particularly or the ability of the ChiNext Index to track the performance of the securities markets. The ChiNext Index is determined and composed by Shenzhen Securities without regard to the Adviser or the Shares of VanEck ChiNext ETF. Shenzhen Securities has no obligation to take the needs of the Adviser or the owners of the Shares of VanEck ChiNext ETF into consideration in determining or composing the ChiNext Index. Shenzhen Securities is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of VanEck ChiNext ETF to be issued or in the determination or calculation of the equation by which the Shares of VanEck ChiNext ETF are to be converted into cash. Shenzhen Securities has no obligation or liability in connection with the administration, marketing or trading of the Shares of VanEck ChiNext ETF.
SHENZHEN SECURITIES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE CHINEXT INDEX OR ANY DATA INCLUDED THEREIN AND SHENZHEN SECURITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. SHENZHEN SECURITIES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE SHARES OF VANECK CHINEXT ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE CHINEXT INDEX OR ANY DATA INCLUDED THEREIN. SHENZHEN SECURITIES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE CHINEXT INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL SHENZHEN SECURITIES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
J.P. Morgan is the marketing name for JPMorgan Chase & Co., and its subsidiaries and affiliates worldwide. J.P. Morgan Securities Inc. is a member of NYSE and SIPC. JPMorgan Chase Bank, National Association is a member of FDIC. J.P. Morgan Futures Inc. is a member of the NFA. J.P. Morgan Securities Ltd. and J.P. Morgan plc are authorized by the FSA and members of the LSE. J.P. Morgan Europe Limited is authorized by the FSA. J.P. Morgan Equities Limited is a member of the Johannesburg Securities Exchange and is regulated by the FSB. J.P. Morgan Securities (Asia Pacific) Limited is registered as an investment adviser with the Securities & Futures Commission in Hong Kong and its CE number is AAJ321. J.P. Morgan Securities Singapore Private Limited is a member of Singapore Exchange Securities Trading Limited and is regulated by the Monetary Authority of Singapore (“MAS”). J.P. Morgan Securities Asia Private Limited is regulated by the MAS and the Financial Services Agency in Japan. J.P. Morgan Australia Limited (ABN 52 002 888 011) is a licensed securities dealer.
The Shares of VanEck J.P. Morgan EM Local Currency Bond ETF are not sponsored, endorsed, sold or promoted by J.P. Morgan. J.P. Morgan makes no representation or warranty, express or implied, to the owners of the Shares of VanEck J.P. Morgan EM Local Currency Bond ETF or any member of the public regarding the advisability of investing in securities generally, or in the Shares of VanEck J.P. Morgan EM Local Currency Bond ETF particularly or the Emerging Markets Global Core Index to track general bond market performance. J.P. Morgan’s only relationship to the Adviser is the licensing of the

Emerging Markets Global Core Index which is determined, composed and calculated by J.P. Morgan without regard to the Adviser or the Shares of VanEck J.P. Morgan EM Local Currency Bond ETF. J.P. Morgan has no obligation to take the needs of the Adviser or the owners of the Shares of VanEck J.P. Morgan EM Local Currency Bond ETF into consideration in determining, composing or calculating the Emerging Markets Global Core Index. J.P. Morgan is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of VanEck J.P. Morgan EM Local Currency Bond ETF to be issued or in the determination or calculation of the equation by which the Shares of VanEck J.P. Morgan EM Local Currency Bond ETF are to be converted into cash. J.P. Morgan has no obligation or liability in connection with the administration, marketing or trading of the Shares of VanEck J.P. Morgan EM Local Currency Bond ETF.
THE EMERGING MARKETS GLOBAL CORE INDEX AND/OR SHARES OF THE VANECK J.P. MORGAN EM LOCAL CURRENCY BOND ETF, IS PROVIDED “AS IS” WITH ANY AND ALL FAULTS. J.P. MORGAN DOES NOT GUARANTEE THE AVAILABILITY, SEQUENCE, TIMELINESS, QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE EMERGING MARKETS GLOBAL CORE INDEX AND/OR SHARES OF THE VANECK J.P. MORGAN EM LOCAL CURRENCY BOND ETF AND/OR ANY DATA INCLUDED THEREIN, OR OTHERWISE OBTAINED BY THE ADVISER, OWNERS OF THE VANECK J.P. MORGAN EM LOCAL CURRENCY BOND ETF OR BY ANY OTHER PERSON OR ENTITY, FROM ANY USE OF THE EMERGING MARKETS GLOBAL CORE INDEX AND/OR THE SHARES OF THE VANECK J.P. MORGAN EM LOCAL CURRENCY BOND ETF. J.P. MORGAN MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OF FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE EMERGING MARKETS GLOBAL CORE INDEX OR ANY DATA INCLUDED THEREIN, OR OTHERWISE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF THE VANECK J.P. MORGAN EM LOCAL CURRENCY BOND ETF OR BY ANY OTHER PERSON OR ENTITY, FROM ANY USE OF THE EMERGING MARKETS GLOBAL CORE INDEX AND/OR SHARES OF THE VANECK J.P. MORGAN EM LOCAL CURRENCY BOND ETF. THERE ARE NO REPRESENTATIONS OR WARRANTIES WHICH EXTEND BEYOND THE DESCRIPTION ON THE FACE OF THIS DOCUMENT, IF ANY. ALL WARRANTIES AND REPRESENTATIONS OF ANY KIND WITH REGARD TO THE EMERGING MARKETS GLOBAL CORE INDEX AND/OR SHARES OF THE VANECK J.P. MORGAN LOCAL CURRENCY BOND ETF, ARE DISCLAIMED INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, QUALITY, ACCURACY, FITNESS FOR A PARTICULAR PURPOSE AND/OR AGAINST INFRINGEMENT AND/OR WARRANTIES AS TO ANY RESULTS TO BE OBTAINED BY AND/OR FROM THE USE OF THE EMERGING MARKETS GLOBAL CORE INDEX.
The indexes may not be copied, used, or distributed without J.P. Morgan’s prior written approval. J.P. Morgan and the J.P. Morgan index names are service mark(s) of J.P. Morgan or its affiliates and have been licensed for use for certain purposes by VanEck. No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any J.P. Morgan trade name, trademark or service mark to sponsor, endorse, market or promote this Financial Product or any other financial product without first contacting J.P. Morgan to determine whether J.P. Morgan’s permission is required. Under no circumstances may any person or entity claim any affiliation with J.P. Morgan without the prior written permission of J.P. Morgan. Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. Copyright© 2022, J.P. Morgan Chase & Co. All rights reserved.
The information contained herein regarding the ICE Broad High Yield Crossover Municipal Index (the “High Yield Index”), ICE Intermediate AMT-Free Broad National Municipal Index (the “Intermediate Index”), ICE Long AMT-Free Broad National Municipal Index (the “Long Index”), ICE 1-12 Year Broad High Yield Crossover Municipal Index (the “Short High Yield Index”) and ICE Short AMT-Free Broad National Municipal Index (the “Short Index”) (collectively, the “ICE Indices”) was provided by ICE Data and its affiliates.
The Adviser has entered into a licensing agreement with ICE Data to use the ICE Indices. Each of VanEck High Yield Muni ETF, VanEck Intermediate Muni ETF, VanEck Long Muni ETF, VanEck Short High Yield Muni ETF and VanEck Short Muni ETF (collectively, the “Products”) is entitled to use its respective Index pursuant to a sub-licensing arrangement with the Adviser.
Source ICE Data is used with permission. ICE and NYSE are service/trademarks of ICE Data or its affiliates. Such trademarks have been licensed, along with the ICE Indices for use by the Adviser in connection with the Products. Neither Van Eck Associates Corporation (the “Licensee”) nor the Products, as applicable, are sponsored, endorsed, sold or promoted by ICE Data, its affiliates or its Third Party Suppliers (“ICE Data and its Suppliers”). ICE Data and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in the Products particularly, the Licensee or the ability of the ICE Indices to track general bond market performance.
ICE Data’s only relationship to the Adviser is the licensing of certain trademarks and trade names and the ICE Indices or components thereof. The ICE Indices are determined, composed and calculated by ICE Data without regard to the Adviser or the Products or their holders. ICE Data has no obligation to take the needs of the Adviser or the holders of the Products into consideration in determining, composing or calculating the ICE Indices. ICE Data is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Products to be issued or in the determination or calculation of the equation by which the Products are to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by ICE Data is general in nature and not tailored to the needs of the Adviser or any other person, entity or group of persons. ICE Data has no obligation or liability in connection with the administration, marketing, or trading of the Products. ICE Data is not an investment advisor. Inclusion of a security within an index is not a recommendation by ICE Data to buy, sell, or hold such security, nor is it considered to be investment advice.
ICE DATA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE ICE INDICES OR ANY DATA INCLUDED THEREIN AND ICE DATA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, UNAVAILABILITY, OR INTERRUPTIONS THEREIN. ICE DATA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, SHAREHOLDERS OF THE PRODUCTS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ICE INDICES OR ANY DATA INCLUDED THEREIN. ICE DATA MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE ICE INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ICE DATA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, INCIDENTAL, CONSEQUENTIAL DAMAGES, OR LOST PROFITS, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
The Adviser has entered into a licensing agreement with ICE Data to use the ICE Exchange-Listed Fixed & Adjustable Rate Non-Financial Preferred Securities Index (the “Preferred Securities Index”). VanEck Preferred Securities ex Financials ETF is entitled to use the Preferred Securities Index pursuant to a sub-licensing arrangement with the Adviser.
Source ICE Data, is used with permission. ICE and NYSE are service/trademarks of ICE Data or its affiliates. Such trademarks have been licensed, along with the Preferred Securities Index for use by Van Eck Associates Corporation in connection with VanEck Preferred Securities ex Financials ETF (the “Product”). Neither Van Eck Associates Corporation (the “Licensee”) nor the Product, as applicable, are sponsored, endorsed, sold or promoted by ICE Data, its affiliates or its third party suppliers (“ICE Data and its Suppliers”). ICE Data and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in the Product particularly, the Licensee or the ability of the Preferred Securities Index to track general stock market performance. ICE Data’s only relationship to the Licensee is the licensing of certain trademarks and trade names and the Preferred Securities Index or components thereof. The Preferred Securities Index is determined, composed and calculated by ICE Data without regard to the Licensee or the Product or its holders. ICE Data has no obligation to take the needs of the Licensee or the holders of the Product into consideration in determining, composing or calculating the Preferred Securities Index. ICE Data is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Product to be issued or in the determination or calculation of the equation by which the Product is to be priced, sold, purchased, or redeemed. Except for certain custom index calculation services, all information provided by ICE Data is general in nature and not tailored to the needs of the Licensee or any other person, entity or group of persons. ICE Data has no obligation or liability in connection with the administration, marketing, or trading of the Product. ICE Data is not an investment advisor. Inclusion of a security within an index is not a recommendation by ICE Data to buy, sell, or hold such security, nor is it considered to be investment advice.
ICE DATA AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM (“INDEX DATA”). ICE DATA AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES AND THE INDEX DATA, WHICH ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK.
The Adviser has entered into a licensing agreement with China Central Depository & Clearing Co., Ltd. (“CCDC”) to use the ChinaBond China High Quality Bond Index (the “CBON Index”). VanEck China Bond ETF is entitled to use the CBON Index pursuant to a sub-licensing arrangement with the Adviser.
The CBON Index is compiled and calculated constructed and maintained by CCDC. All copyright in the CBON Index values and constituent list vests in CCDC, to which all index indicator data and all index constituent data shall belong.
The information contained herein regarding the S&P Green Bond US Dollar Select Index was provided by S&P Dow Jones Indices LLC (the “Green Bond Index”). The information contained herein regarding the securities markets and DTC was obtained from publicly available sources.
The Adviser has entered into a licensing agreement with S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) to use the Green Bond Index. VanEck Green Bond ETF is entitled to use the Green Bond Index pursuant to a sub-licensing arrangement with the Adviser.

The Green Bond Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by the Adviser. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by the Adviser. VanEck Green Bond ETF is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of VanEck Green Bond ETF or any member of the public regarding the advisability of investing in securities generally or in VanEck Green Bond ETF particularly or the ability of the Green Bond Index to track general market performance. S&P Dow Jones Indices’ only relationship to the Adviser with respect to the Green Bond Index is the licensing of the Green Bond Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Green Bond Index is determined, composed and calculated by S&P Dow Jones Indices without regard to the Adviser or VanEck Green Bond ETF. S&P Dow Jones Indices has no obligation to take the needs of the Adviser or the owners of VanEck Green Bond ETF into consideration in determining, composing or calculating the Green Bond Index. S&P Dow Jones Indices is not responsible for and have not participated in the determination of the prices, and amount of VanEck Green Bond ETF or the timing of the issuance or sale of VanEck Green Bond ETF or in the determination or calculation of the equation by which VanEck Green Bond ETF is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of VanEck Green Bond ETF. There is no assurance that investment products based on the Green Bond Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
The information contained herein regarding the Ned Davis Research CMG US Large Cap Long/Flat Index was provided by Ned Davis Research, Inc. (“NDR”).
“Ned Davis Research CMG US Large Cap Long/Flat Index,” “Ned Davis Research,” “Ned Davis,” and “NDR” are trademarks of NDR, and “CMG” and “CMG Capital Management Group” are trademarks of CMG Capital Management Group, Inc. (“CMG”). These trademarks have been licensed for use for certain purposes by Van Eck Associates Corporation. VanEck Long/Flat Trend ETF is based on Ned Davis Research CMG US Large Cap Long/Flat Index (the “NDR CMG Index”) and is not issued, sponsored, endorsed, sold, promoted or advised by Ned Davis Research, Inc., CMG Capital Management Group, or their affiliates. Ned Davis Research, Inc. and CMG Capital Management Group make no representation or warranty, expressed or implied, regarding whether VanEck Long/Flat Trend ETF is suitable for investors generally or the advisability of trading in such product. Ned Davis Research, Inc. and CMG Capital Management Group do not guarantee that the NDR CMG Index referenced by the VanEck Long/Flat Trend ETF has been accurately calculated or that the NDR CMG Index appropriately represents a particular investment strategy. The NDR CMG Index is heavily dependent on quantitative models and data from one or more third parties, and there is no guarantee that these models will perform as expected. While the NDR CMG Index is designed to reduce risk from adverse market conditions, there is a risk that actual performance could be worse than a buy-and-hold strategy. Ned Davis Research, Inc., CMG Capital Management Group, and their affiliates shall not have any liability for any error in the NDR CMG Index calculation or for any infirmity in the VanEck Long/Flat Trend ETF.
NEITHER NDR NOR CMG GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE NDR CMG INDEX OR ANY DATA INCLUDED THEREIN AND NEITHER NDR NOR CMG SHALL HAVE ANY LIABILITY WHATSOEVER FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. NDR AND CMG MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE VANECK LONG/FLAT TREND ETF OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NDR CMG INDEX OR ANY DATA INCLUDED THEREIN. NDR AND CMG MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NDR CMG INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NDR OR CMG HAVE ANY LIABILITY, JOINTLY OR SEVERALLY, FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Ned Davis Research CMG US Large Cap Long/Flat Index (the “NDR CMG Index”) is the property of Ned Davis Research, Inc.(“NDR”), which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the NDR CMG Index. The NDR CMG Index is not sponsored by S&P Dow Jones Indices LLC or its affiliates or its third party licensors, including Standard & Poor’s Financial Services LLC and Dow Jones Trademark Holdings LLC (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices will not be liable for any errors or omissions in calculating the Index. “Calculated by S&P Dow Jones Indices” and the related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by Ned Davis Research, Inc. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC, and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.
The VanEck Long/Flat Trend ETF based on the NDR CMG Index is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices. S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the VanEck Long/Flat Trend ETF or any member of the public regarding the advisability of investing in securities generally or in the NDR CMG Index or the VanEck Long/Flat Trend ETF particularly or the ability of the NDR CMG Index or the VanEck Long/Flat Trend ETF to track general market performance. S&P Dow Jones Indices’ only relationship to Ned Davis Research, Inc. with respect to the NDR CMG Index is the licensing of the S&P 500 Index, certain trademarks, service marks and trade names of S&P Dow Jones Indices, and the provision of the calculation services on behalf of Ned Davis Research, Inc. related to the NDR CMG Index without regard to Ned Davis Research, Inc. or the VanEck Long/Flat Trend ETF. S&P Dow Jones Indices is not responsible for and has not participated in the creation of the VanEck Long/Flat Trend ETF, the determination of the prices and amount of the VanEck Long/Flat Trend ETF or the timing of the issuance or sale of the VanEck Long/Flat Trend ETF or in the determination or calculation of the equation by which the VanEck Long/Flat Trend ETF may be converted into cash or other redemption mechanics. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the VanEck Long/Flat Trend ETF. There is no assurance that investment products based on the NDR CMG Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion or exclusion of a security within the NDR CMG Index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it investment advice. S&P Dow Jones Indices does not act nor shall be deemed to be acting as a fiduciary in providing the S&P 500 Index.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE GREEN BOND INDEX OR THE NDR CMG INDEX, OR ANY DATA RELATED THERETO, OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY NDR, OWNERS OF THE VANECK GREEN BOND ETF OR VANECK LONG/FLAT TREND ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. S&P DJI HAS NOT PREPARED, REVIEWED AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P HAVE ANY CONTROL OVER, THE VANECK GREEN BOND ETF REGISTRATION STATEMENT, PROSPECTUS OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND NDR OR VEAC, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
The Adviser has entered into a licensing agreement with BUZZ Holdings ULC (“BUZZ Holdings”) to use the BUZZ NextGen AI US Sentiment Leaders Index (the “Sentiment Leaders Index”). VanEck Social Sentiment ETF is entitled to use the Sentiment Leaders Index pursuant to a sub-licensing arrangement with the Adviser.

The Sentiment Leaders Index is a product of BUZZ Holdings, and has been licensed to the Adviser for use in connection with VanEck Social Sentiment ETF. “BUZZ” is a trademark of BUZZ Holdings, which have been licensed by the Adviser for use in connection with the Sentiment Leaders Index.

VanEck Social Sentiment ETF is not sponsored, endorsed, sold or promoted by BUZZ Holdings, or its shareholders, or the licensor of the Sentiment Leaders Index and/or its affiliates and third party licensors. BUZZ Holdings makes no representation or warranty, express or implied, to the owners of VanEck Social Sentiment ETF or any member of the public regarding the advisability of investing in securities generally or in VanEck Social Sentiment ETF particularly, or the ability of the Sentiment Leaders Index to track general market performance. BUZZ Holdings’ only relationship to the Adviser with respect to the Sentiment Leaders Index is the licensing of the Sentiment Leaders Index and certain trademarks of BUZZ Holdings. The BUZZ indices are determined and composed by BUZZ Holdings without regard to the Adviser or VanEck Social Sentiment ETF. BUZZ Holdings has no obligation to take the needs of the Adviser or the owners of VanEck Social Sentiment ETF into consideration in determining and composing the Sentiment Leaders Index.

BUZZ Holdings are not responsible for and have not participated in the determination of the prices of VanEck Social Sentiment ETF or the timing of the issuance or sale of securities of VanEck Social Sentiment ETF or in the determination or calculation of the equation by which VanEck Social Sentiment ETF securities may be converted into cash, surrendered, or redeemed, as the case may be. BUZZ Holdings have no obligation or liability in connection with the administration, marketing or trading of VanEck Social Sentiment ETF. There is no assurance that investment products based on the Sentiment Leaders Index will accurately track index performance or provide positive investment returns. BUZZ Holdings is not an investment advisor and the inclusion of a security in the Sentiment Leaders Index is not a recommendation by BUZZ Holdings to buy, sell, or hold such security, nor should it be considered investment advice.

BUZZ HOLDINGS DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE SENTIMENT LEADERS INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION WITH RESPECT THERETO, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS). BUZZ HOLDINGS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. BUZZ HOLDINGS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VAN ECK ASSOCIATES CORPORATION, OWNERS OF VANECK SOCIAL SENTIMENT ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SENTIMENT LEADERS INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL BUZZ HOLDINGS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN BUZZ HOLDINGS AND VAN ECK ASSOCIATES CORPORATION, OTHER THAN THE LICENSORS OF BUZZ HOLDINGS.

VanEck Social Sentiment ETF is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Sentiment Leaders Index and/or its trade mark or its price at any time or in any other respect. The Sentiment Leaders Index is calculated and maintained by Solactive AG. Solactive AG uses its best efforts to ensure that the Sentiment Leaders Index is calculated correctly. Irrespective of its obligations towards BUZZ Holdings, Solactive AG has no obligation to point out errors in the Sentiment Leaders Index to third parties including but not limited to investors and/or financial intermediaries of VanEck Social Sentiment ETF. Neither the publication of the Sentiment Leaders Index by Solactive AG nor the licensing of the Sentiment Leaders Index or its trade marks for the purpose of use in connection with VanEck Social Sentiment ETF constitutes a recommendation by Solactive AG to invest capital in VanEck Social Sentiment ETF nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in VanEck Social Sentiment ETF. Solactive AG is not responsible for fulfilling the legal requirements concerning the accuracy and completeness of VanEck Social Sentiment ETF’s Prospectus.

“HIP Investor Inc.,” “HIP Investor,” “HIP,” “HIP Ratings,” “HIP SDG Ratings,” “HIP Climate Threat Resilience Ratings,” “Be More HIP,” and “HIP = Human Impact + Profit” are service marks of HIP Investor Inc. (“HIP”). These marks have been licensed for use for certain purposes by Van Eck Associates Corporation. VanEck HIP Sustainable Muni ETF may make determinations based on HIP Investor’s data, metrics, pillars, and ratings of ESG, SDGs, climate, and opportunity zones; and the ETF is not issued, sponsored, endorsed, promoted or advised by HIP Investor Inc. or their affiliates. HIP Investor Inc. makes no representation or warranty, expressed or implied, regarding whether VanEck HIP Sustainable Muni ETF is suitable for investors generally or the advisability of trading in such product.

HIP INVESTOR INC. DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE RATINGS, PILLARS, METRICS, OR ANY DATA INCLUDED IN THE ETF, AND HIP INVESTOR INC. SHALL NOT HAVE ANY LIABILITY WHATSOEVER FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. HIP INVESTOR INC. MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE VANECK HIP SUSTAINABLE MUNI ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE HIP INVESTOR RATINGS OR ANY DATA INCLUDED THEREIN. HIP INVESTOR INC. MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE RATINGS OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL HIP INVESTOR INC. HAVE ANY LIABILITY, JOINTLY OR SEVERALLY, FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

APPENDIX A
VANECK PROXY VOTING POLICIES
VanEck (the “Adviser”) has adopted the following policies and procedures which are reasonably designed to ensure that proxies are voted in a manner that is consistent with the best interests of its clients in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940. When an adviser has been granted proxy voting authority by a client, the adviser owes its clients the duties of care and loyalty in performing this service on their behalf. The duty of care requires the adviser to monitor corporate actions and vote client proxies. The duty of loyalty requires the adviser to cast the proxy votes in a manner that is consistent with the best interests of the client.
Rule 206(4)-6 also requires the Adviser to disclose information about the proxy voting procedures to its clients and to inform clients how to obtain information about how their proxies were voted. Additionally, Rule 204-2 under the Advisers Act requires the Adviser to maintain certain proxy voting records.
An adviser that exercises voting authority without complying with Rule 206(4)-6 will be deemed to have engaged in a “fraudulent, deceptive, or manipulative” act, practice or course of business within the meaning of Section 206(4) of the Advisers Act.
The Adviser intends to vote all proxies in accordance with applicable rules and regulations, and in the best interests of clients without influence by real or apparent conflicts of interest. To assist in its responsibility for voting proxies and the overall voting process, the Adviser has engaged an independent third party proxy voting specialist, Glass Lewis & Co., LLC. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and recordkeeping.
Resolving Material Conflicts of Interest
When a material conflict of interest exists, proxies will be voted in the following manner:
1.Strict adherence to the Glass Lewis guidelines, or
2.The potential conflict will be disclosed to the client:
a.    with a request that the client vote the proxy,
b.    with a recommendation that the client engage another party to determine how the proxy should be voted or
c.    if the foregoing are not acceptable to the client, disclosure of how VanEck intends to vote and a written consent to that vote by the client.
Any deviations from the foregoing voting mechanisms must be approved by the Chief Compliance Officer with a written explanation of the reason for the deviation.
A material conflict of interest means the existence of a business relationship between a portfolio company or an affiliate and the Adviser, any affiliate or subsidiary, or an “affiliated person” of a VanEck mutual fund. Examples of when a material conflict of interest exists include a situation where the adviser provides significant investment advisory, brokerage or other services to a company whose management is soliciting proxies; an officer of the Adviser serves on the board of a charitable organization that receives charitable contributions from the portfolio company and the charitable organization is a client of the Adviser; a portfolio company that is a significant selling agent of the Adviser’s products and services solicits proxies; a broker-dealer or insurance company that controls 5% or more of the Adviser’s assets solicits proxies; the Adviser serves as an investment adviser to the pension or other investment account of the portfolio company; the Adviser and the portfolio company have a lending relationship. In each of these situations voting against management may cause the Adviser a loss of revenue or other benefit.
Client Inquiries
All inquiries by clients as to how the Adviser has voted proxies must immediately be forwarded to Portfolio Administration.
Disclosure to Clients
1.Notification of Availability of Information
a.    Client Brochure - The Client Brochure or Part II of Form ADV will inform clients that they can obtain information from the Adviser on how their proxies were voted. The Client Brochure or Part II of Form ADV will be mailed to each client annually. The Legal Department will be responsible for coordinating the mailing with Sales/Marketing Departments.
2.Availability of Proxy Voting Information
a.    At the client’s request or if the information is not available on the Adviser’s website, a hard copy of the account’s proxy votes will be mailed to each client.
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Recordkeeping Requirements
1.VanEck will retain the following documentation and information for each matter relating to a portfolio security with respect to which a client was entitled to vote:
a.    proxy statements received;
b.    identifying number for the portfolio security;
c.    shareholder meeting date;
d.    brief identification of the matter voted on;
e.    whether the vote was cast on the matter;
f.    how the vote was cast (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);
g.    records of written client requests for information on how the Adviser voted proxies on behalf of the client;
h.    a copy of written responses from the Adviser to any written or oral client request for information on how the Adviser voted proxies on behalf of the client; and any documents prepared by the Adviser that were material to the decision on how to vote or that memorialized the basis for the decision, if such documents were prepared.
2.Copies of proxy statements filed on EDGAR, and proxy statements and records of proxy votes maintained with a third party (i.e., proxy voting service) need not be maintained. The third party must agree in writing to provide a copy of the documents promptly upon request.
3.If applicable, any document memorializing that the costs of voting a proxy exceed the benefit to the client or any other decision to refrain from voting, and that such abstention was in the client’s best interest.
4.Proxy voting records will be maintained in an easily accessible place for five years, the first two at the office of the Adviser. Proxy statements on file with EDGAR or maintained by a third party and proxy votes maintained by a third party are not subject to these particular retention requirements.
Voting Foreign Proxies
At times the Adviser may determine that, in the best interests of its clients, a particular proxy should not be voted. This may occur, for example, when the cost of voting a foreign proxy (translation, transportation, etc.) would exceed the benefit of voting the proxy or voting the foreign proxy may cause an unacceptable limitation on the sale of the security. Any such instances will be documented by the Portfolio Manager and reviewed by the Chief Compliance Officer.
Securities Lending
Certain portfolios managed by the Adviser participate in securities lending programs to generate additional revenue. Proxy voting rights generally pass to the borrower when a security is on loan. The Adviser will use its best efforts to recall a security on loan and vote such securities if the Portfolio Manager determines that the proxy involves a material event.
Proxy Voting Policy
The Adviser has reviewed the Glass Lewis Proxy Guidelines (“Guidelines”) and has determined that the Guidelines are consistent with the Adviser’s proxy voting responsibilities and its fiduciary duty with respect to its clients. The Adviser will review any material amendments to the Guidelines.
While it is the Adviser’s policy to generally follow the Guidelines, the Adviser retains the right, on any specific proxy, to vote differently from the Guidelines, if the Adviser believes it is in the best interests of its clients. Any such exceptions will be documented by the Adviser and reviewed by the Chief Compliance Officer.
The portfolio manager or analyst covering the security is responsible for making proxy voting decisions. Portfolio Administration, in conjunction with the portfolio manager and the custodian, is responsible for monitoring corporate actions and ensuring that corporate actions are timely voted.
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United States

GLASS LEWIS

2022 Policy Guidelines

www.glasslewis.com

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About Glass Lewis
Glass Lewis is the world’s choice for governance solutions. We enable institutional investors and publicly listed companies to make sustainable decisions based on research and data. We cover 30,000+ meetings each year, across approximately 100 global markets. Our team has been providing in-depth analysis of companies since 2003, relying solely on publicly available information to inform its policies, research, and voting recommendations.
Our customers include the majority of the world’s largest pension plans, mutual funds, and asset managers, collectively managing over $40 trillion in assets. We have teams located across the United States, Europe, and Asia-Pacific giving us global reach with a local perspective on the important governance issues.
Investors around the world depend on Glass Lewis’ Viewpoint platform to manage their proxy voting, policy implementation, recordkeeping, and reporting. Our industry leading Proxy Paper product provides comprehensive environmental, social, and governance research and voting recommendations weeks ahead of voting deadlines. Public companies can also use our innovative Report Feedback Statement to deliver their opinion on our proxy research directly to the voting decision makers at every investor client in time for voting decisions to be made or changed.
The research team engages extensively with public companies, investors, regulators, and other industry stakeholders to gain relevant context into the realities surrounding companies, sectors, and the market in general. This enables us to provide the most comprehensive and pragmatic insights to our customers.

Join the Conversation Glass Lewis is committed to ongoing engagement with all market participants. info@glasslewis.com | www.glasslewis.com
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Guidelines Introduction
Summary of Changes for 2022
Glass Lewis evaluates these guidelines on an ongoing basis and formally updates them on an annual basis. This year we’ve made noteworthy revisions in the following areas, which are summarized below but discussed in greater detail in the relevant section of this document:
Board Gender Diversity
We have expanded our policy on board gender diversity. Beginning in 2022, we will generally recommend voting against the chair of the nominating committee of a board with fewer than two gender diverse directors, or the entire nominating committee of a board with no gender diverse directors, at companies within the Russell 3000 index. For companies outside of the Russell 3000 index, and all boards with six or fewer total directors, our existing policy requiring a minimum of one gender diverse director will remain in place.
Our voting recommendations in 2022 will be based on the above requirements for the number of gender diverse board members. However, beginning with shareholder meetings held after January 1, 2023, we will transition from a fixed numerical approach to a percentage-based approach and will generally recommend voting against the nominating committee chair of a board that is not at least 30 percent gender diverse at companies within the Russell 3000 index.
Additionally, when making these voting recommendations, we will carefully review a company’s disclosure of its diversity considerations and may refrain from recommending that shareholders vote against directors of companies when boards have provided a sufficient rationale or plan to address the lack of diversity on the board.
We have also replaced references in our guidelines to female directors with “gender diverse directors,” defined as women and directors that identify with a gender other than male or female.
State Laws on Gender Diversity
We have revised our discussion regarding state laws on diversity to include two sections regarding state laws on gender diversity and state laws on underrepresented community diversity. In addition to our standard policy on board diversity, we will recommend in accordance with mandated board composition requirements set forth in applicable state laws when they come into effect. We have removed references to any state’s individual laws.
We will generally refrain from recommending against directors when applicable state laws do not mandate board composition requirements, are non-binding, or solely impose disclosure or reporting requirements in filings made with each respective state annually.
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State Laws on Underrepresented Community Diversity
We have included a new section discussing state laws on underrepresented community diversity. In addition to board gender diversity, several states have also begun to encourage board diversity beyond gender through legislation. We will generally recommend in line with applicable state laws mandating board composition requirements for underrepresented community diversity or other diversity measures beyond gender when they come into effect.
Stock Exchange Diversity Disclosure Requirements
We have included a new section regarding our approach to a recent disclosure rule adopted by the Nasdaq stock exchange. On August 6, 2021, the U.S. Securities and Exchange Commission (SEC) approved new listing rules regarding board diversity and disclosure for Nasdaq-listed companies. Beginning in 2022, companies listed on the Nasdaq stock exchange will be required to disclose certain board diversity statistics annually in a standardized format in the proxy statement or on the company's website. Nasdaq-listed companies are required to provide this disclosure by the later of (i) August 8, 2022, or (ii) the date the company files its proxy statement for its 2022 annual meeting. Accordingly, for annual meetings held after August 8, 2022, of applicable Nasdaq-listed companies, we will recommend voting against the chair of the governance committee when the required disclosure has not been provided.
Disclosure of Director Diversity and Skills
We have revised our discussion on disclosure of director diversity and skills in company proxy statements. Beginning in 2022, for companies in the S&P 500 index with particularly poor disclosure (i.e., those failing to provide any disclosure in each of the tracked categories), we may recommend voting against the chair of the nominating and/or governance committee. Beginning in 2023, when companies in the S&P 500 index have not provided any disclosure of individual or aggregate racial/ethnic minority demographic information, we will generally recommend voting against the chair of the governance committee.
Environmental and Social Risk Oversight
We have updated our guidelines with respect to board-level oversight of environmental and social (E&S) issues. Beginning in 2022, Glass Lewis will note as a concern when boards of companies in the Russell 1000 index do not provide clear disclosure concerning the board-level oversight afforded to environmental and/or social issues. For shareholder meetings held after January 1, 2022, we will generally recommend voting against the governance committee chair of a company in the S&P 500 index who fails to provide explicit disclosure concerning the board’s role in overseeing these issues. While we believe that it is important that these issues are overseen at the board level and that shareholders are afforded meaningful disclosure of these oversight responsibilities, we believe that companies should determine the best structure for this oversight. In our view, this oversight can be effectively conducted by specific directors, the entire board, a separate committee, or combined with the responsibilities of a key committee.
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The Role of a Committee Chair
We have revised our approach to the role of a committee chair in cases where there is a designated committee chair and the recommendation is to vote against the committee chair, but the chair is not up for election because the board is staggered. Beginning in 2022, in cases where the committee chair is not up for election due to a staggered board, and where we have identified multiple concerns, we will generally recommend voting against other members of the committee who are up for election, on a case-by-case basis.
Multi-Class Share Structures with Unequal Voting Rights
We have updated our approach to companies that have multi-class share structures with unequal voting rights. Beginning in 2022, we will recommend voting against the chair of the governance committee at companies with a multi-class share structure and unequal voting rights when the company does not provide for a reasonable sunset of the multi-class share structure (generally seven years or less).
Governance Following a Business Combination with a Special Purpose Acquisition Company
We have included a new section to address governance concerns at companies following a business combination with a special purpose acquisition company (SPAC). We believe that the business combination of a private company with a publicly traded special purpose acquisition company facilitates the private entity becoming a publicly traded corporation. Thus, the business combination represents the private company’s de-facto IPO. We believe that some cases warrant shareholder action against the board of a company that has completed a business combination with a SPAC within the past year.
In cases where Glass Lewis determines that the company has adopted overly restrictive governing documents, where, preceding the company becoming publicly traded, the board adopts a multi-class share structure where voting rights are not aligned with economic interest, or an anti-takeover provision, such as a poison pill or classified board, we will generally recommend voting against all members of the board who served at the time of the company becoming publicly traded if the board: (i) did not also submit these provisions to a shareholder vote on an advisory basis at the prior meeting where shareholders voted on the business combination; (ii) did not also commit to submitting these provisions to a shareholder vote at the company’s first shareholder meeting following the company becoming publicly traded; or (iii) did not provide for a reasonable sunset of these provisions (generally three to five years in the case of a classified board or poison pill; or seven years or less in the case of a multi-class share structure).
Director Commitments of SPAC Executives
We have included a new discussion of our approach to director commitments for directors when their only executive role is at a special purpose acquisition company. We believe the primary role of executive officers at SPACs is identifying acquisition targets for the SPAC and consummating a business combination. Given the nature of these executive roles and the limited business operations of SPACs, when a directors’ only executive role is at a SPAC, we will generally apply our higher limit for
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company directorships. As a result, we generally recommend that shareholders vote against a director who serves in an executive role only at a SPAC while serving on more than five public company boards.
Waiver of Age and Tenure Policies
We have revised our approach to boards waiving self-imposed age and/or tenure policies. Beginning in 2022, in cases where the board has waived its term/age limits for two or more consecutive years, Glass Lewis will generally recommend shareholders vote against the nominating and or governance committee chair, unless a compelling rationale is provided for why the board is proposing to waive this rule, such as consummation of a corporate transaction.
Clarifying Amendments
The following clarifications of our existing policies are included this year:
Overall Approach to Environmental, Social and Governance (ESG)
We have expanded our discussion of environmental, social & governance initiatives in a new section titled Glass Lewis’ Overall Approach to ESG. Here we provide additional details of our considerations when evaluating these topics. To summarize, Glass Lewis evaluates all environmental and social issues through the lens of long-term shareholder value. We believe that companies should be considering material environmental and social factors in all aspects of their operations and that companies should provide shareholders with disclosures that allow them to understand how these factors are being considered and how attendant risks are being mitigated.
For a detailed review of our policies concerning compensation, environmental, social, and governance shareholder proposals, please refer to our comprehensive Proxy Paper Guidelines for Environmental, Social & Governance Initiatives, available at www.glasslewis.com/voting-policies-current/.
Shareholder Proposals
In the section titled Governance Structure and the Shareholder Franchise, we have added a sub-section titled Shareholder Proposals, summarizing our existing approach to analyzing these proposals. Specifically, we evaluate all shareholder proposals on a case-by-case basis with a view to promoting long-term shareholder value. While we are generally supportive of those that promote board accountability, shareholder rights, and transparency, we consider all proposals in the context of a company’s unique operations and risk profile.
Please refer to our comprehensive Proxy Paper Guidelines for Environmental, Social & Governance Initiatives for additional detail.
Linking Executive Pay to Environmental and Social Criteria
We have outlined our current approach to the use of E&S metrics in the variable incentive programs for named executive officers. Glass Lewis highlights the use of E&S metrics in our analysis of the advisory vote on executive compensation. However, Glass Lewis does not maintain a policy on the inclusion of such metrics or whether these metrics should be used in either a company's short- or long-term
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incentive program. As with other types of metrics, where E&S metrics are included, as determined by the company, we expect robust disclosure on the metrics selected, the rigor of performance targets, and the determination of corresponding payout opportunities. For qualitative E&S metrics, the company should provide shareholders with a thorough understanding of how these metrics will be or were assessed.
Short- and Long-Term Incentives
Our guidance related to Glass Lewis' analysis of the short-term incentive awards has been clarified to note that Glass Lewis will consider adjustments to GAAP financial results in its assessment of the incentive’s effectiveness at tying executive pay to performance. As with the short-term incentive awards, our analysis of long-term incentive grants also considers the basis for any adjustments to metrics or results. Thus, clear disclosure from companies is equally important for long-term incentive awards.
Grants of Front-Loaded Awards
We have clarified our guidance related to Glass Lewis' analysis of so-called front-loaded incentive awards. Specifically, while we continue to examine the quantum of award on an annualized basis for the full vesting period of the awards, Glass Lewis also considers the impact of the overall size of awards on dilution of shareholder wealth.
Authorizations/Increases in Authorized Preferred Stock
With regard to authorizations of requested increases in authorized preferred stock, we have clarified that we will generally recommend voting against preferred stock authorizations or increases, unless the company discloses a commitment to not use such shares as an anti-takeover defense or in a shareholder rights plan, or discloses a commitment to submit any shareholder rights plan to a shareholder vote prior to its adoption.
Federal Forum Provisions
We have clarified our approach to companies that have adopted federal exclusive forum provisions designating federal courts as the sole jurisdiction for matters arising under the Securities Act of 1933. When boards have adopted federal exclusive forum provisions without seeking shareholder approval, we will generally take the same approach as when boards have adopted exclusive forum provisions designating state courts as exclusive jurisdiction for certain matters and will generally recommend voting against chairs of governance committees.
Governance Following an IPO, Spin-off or Direct Listing
We have clarified our approach to director recommendations on the basis of post-IPO corporate governance concerns to include references to companies that have gone public by way of direct listing. When evaluating governance following a direct listing, we will apply the same approach as our existing policy on IPOs and spin-offs.
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Director Independence
In the section outlining our approach to director independence, we have added a sentence clarifying that for material financial transactions, we apply a three-year look back, and for former employment relationships, we apply a five-year look back.
Related-Party Transaction Materiality Thresholds
In the section defining “material” transactions, we added a sentence clarifying that the $50,000 threshold for individual transactions also applies to directors who are the majority or principal owner of a firm that receives such payments.
Lastly, we have made several minor edits of a housekeeping nature, including the removal of several redundant and/or outdated footnotes.
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A Board of Directors that Serves Shareholder Interest
Election of Directors
The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. We believe that a board can best protect and enhance the interests of shareholders if it is sufficiently independent, has a record of positive performance, and consists of individuals with diverse backgrounds and a breadth and depth of relevant experience.
Independence
The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, we will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when assessing the independence of directors we will also examine when a director’s track record on multiple boards indicates a lack of objective decision-making. Ultimately, we believe the determination of whether a director is independent or not must take into consideration both compliance with the applicable independence listing requirements as well as judgments made by the director.
We look at each director nominee to examine the director’s relationships with the company, the company’s executives, and other directors. We do this to evaluate whether personal, familial, or financial relationships (not including director compensation) may impact the director’s decisions. We believe that such relationships make it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board, and therefore believe such a director’s independence may be hampered, in particular when serving on the audit committee.
Thus, we put directors into three categories based on an examination of the type of relationship they have with the company:
Independent Director — An independent director has no material financial, familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years1 before the inquiry are usually considered “current” for purposes of this test. For material financial relationships with the company, we apply a three-year look back, and for former employment relationships with the company, we apply a five-year look back.
1 NASDAQ originally proposed a five-year look-back period but both it and the NYSE ultimately settled on a three-year look-back prior to finalizing their rules. A five-year standard for former employment relationships is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five-year look-back period to directors who have previously served as executives of the company on an interim basis for less than one year.
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Affiliated Director — An affiliated director has, (or within the past three years, had) a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.2 This includes directors whose employers have a material financial relationship with the company.3 In addition, we view a director who either owns or controls 20% or more of the company’s voting stock, or is an employee or affiliate of an entity that controls such amount, as an affiliate.4
We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, 20% holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc.
Glass Lewis applies a three-year look back period to all directors who have an affiliation with the company other than former employment, for which we apply a five-year look back.
Definition of “Material”: A material relationship is one in which the dollar value exceeds:
•$50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services. This threshold also applies to directors who are the majority or principal owner of a firm that receives such payments; or
•$120,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank, or consulting firm and the company pays the firm, not the individual, for services.5 This dollar limit would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the board or is an executive;6 and any aircraft and real estate dealings between the company and the director’s firm; or
2 If a company does not consider a non-employee director to be independent, Glass Lewis will classify that director as an affiliate.
3 We allow a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically recommend voting against directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, we apply the materiality thresholds outlined in the definition of “material.”
4 This includes a director who serves on a board as a representative (as part of his or her basic responsibilities) of an investment firm with greater than 20% ownership. However, while we will generally consider him/her to be affiliated, we will not recommend voting against unless (i) the investment firm has disproportionate board representation or (ii) the director serves on the audit committee.
5 We may deem such a transaction to be immaterial where the amount represents less than 1% of the firm’s annual revenues and the board provides a compelling rationale as to why the director’s independence is not affected by the relationship.
6 We will generally take into consideration the size and nature of such charitable entities in relation to the company’s size and industry along with any other relevant factors such as the director’s role at the charity. However, unlike for other types of related party transactions, Glass Lewis generally does not apply a look-back period to affiliated relationships involving charitable contributions; if the relationship between the director and the school or charity ceases, or if the company discontinues its donations to the entity, we will consider the director to be independent.
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•1% of either company’s consolidated gross revenue for other business relationships (e.g., where the director is an executive officer of a company that provides services or products to or receives services or products from the company).7
Definition of “Familial” — Familial relationships include a person’s spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees) who shares such person’s home. A director is an affiliate if: i) he or she has a family member who is employed by the company and receives more than $120,000 in annual compensation; or, ii) he or she has a family member who is employed by the company and the company does not disclose this individual’s compensation.
Definition of “Company” — A company includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.
Inside Director — An inside director simultaneously serves as a director and as an employee of the company. This category may include a board chair who acts as an employee of the company or is paid as an employee of the company. In our view, an inside director who derives a greater amount of income as a result of affiliated transactions with the company rather than through compensation paid by the company (i.e., salary, bonus, etc. as a company employee) faces a conflict between making decisions that are in the best interests of the company versus those in the director’s own best interests. Therefore, we will recommend voting against such a director.
Additionally, we believe a director who is currently serving in an interim management position should be considered an insider, while a director who previously served in an interim management position for less than one year and is no longer serving in such capacity is considered independent. Moreover, a director who previously served in an interim management position for over one year and is no longer serving in such capacity is considered an affiliate for five years following the date of the director’s resignation or departure from the interim management position.
Voting Recommendations on the Basis of Board Independence
Glass Lewis believes a board will be most effective in protecting shareholders’ interests if it is at least two-thirds independent. We note that each of the Business Roundtable, the Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent. Where more than one-third of the members are affiliated or inside directors, we typically8 recommend voting against some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold.
In the case of a less than two-thirds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the meeting agendas and to lead sessions outside the insider chair’s presence.
In addition, we scrutinize avowedly “independent” chairs and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.
7 This includes cases where a director is employed by, or closely affiliated with, a private equity firm that profits from an acquisition made by the company. Unless disclosure suggests otherwise, we presume the director is affiliated.
8 With a staggered board, if the affiliates or insiders that we believe should not be on the board are not up for election, we will express our concern regarding those directors, but we will not recommend voting against the other affiliates or insiders who are up for election just to achieve two-thirds independence. However, we will consider recommending voting against the directors subject to our concern at their next election if the issue giving rise to the concern is not resolved.
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Committee Independence
We believe that only independent directors should serve on a company’s audit, compensation, nominating, and governance committees.9 We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year.
Pursuant to Section 952 of the Dodd-Frank Act, as of January 11, 2013, the U.S. Securities and Exchange Commission (SEC) approved new listing requirements for both the NYSE and NASDAQ which require that boards apply enhanced standards of independence when making an affirmative determination of the independence of compensation committee members. Specifically, when making this determination, in addition to the factors considered when assessing general director independence, the board’s considerations must include: (i) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by the listed company to the director (the “Fees Factor”); and (ii) whether the director is affiliated with the listing company, its subsidiaries, or affiliates of its subsidiaries (the “Affiliation Factor”).
Glass Lewis believes it is important for boards to consider these enhanced independence factors when assessing compensation committee members. However, as discussed above in the section titled Independence, we apply our own standards when assessing the independence of directors, and these standards also take into account consulting and advisory fees paid to the director, as well as the director’s affiliations with the company and its subsidiaries and affiliates. We may recommend voting against compensation committee members who are not independent based on our standards.
Independent Chair
Glass Lewis believes that separating the roles of CEO (or, more rarely, another executive position) and chair creates a better governance structure than a combined CEO/chair position. An executive manages the business according to a course the board charts. Executives should report to the board regarding their performance in achieving goals set by the board. This is needlessly complicated when a CEO chairs the board, since a CEO/chair presumably will have a significant influence over the board.
While many companies have an independent lead or presiding director who performs many of the same functions of an independent chair (e.g., setting the board meeting agenda), we do not believe this alternate form of independent board leadership provides as robust protection for shareholders as an independent chair.
It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/chair controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.
A CEO should set the strategic course for the company, with the board’s approval, and the board should enable the CEO to carry out the CEO’s vision for accomplishing the board’s objectives. Failure
9 We will recommend voting against an audit committee member who owns 20% or more of the company’s stock, and we believe that there should be a maximum of one director (or no directors if the committee is composed of less than three directors) who owns 20% or more of the company’s stock on the compensation, nominating, and governance committees.
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to achieve the board’s objectives should lead the board to replace that CEO with someone in whom the board has confidence.
Likewise, an independent chair can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.
Further, it is the board’s responsibility to select a chief executive who can best serve a company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.
Glass Lewis believes that the installation of an independent chair is almost always a positive step from a corporate governance perspective and promotes the best interests of shareholders. Further, the presence of an independent chair fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management. Encouragingly, many companies appear to be moving in this direction — one study indicates that only 10 percent of incoming CEOs in 2014 were awarded the chair title, versus 48 percent in 2002.10 Another study finds that 53 percent of S&P 500 boards now separate the CEO and chair roles, up from 37 percent in 2009, although the same study found that only 34 percent of S&P 500 boards have truly independent chairs.11
We do not recommend that shareholders vote against CEOs who chair the board. However, we typically recommend that our clients support separating the roles of chair and CEO whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that it is in the long-term best interests of the company and its shareholders.
Further, where the company has neither an independent chair nor independent lead director, we will recommend voting against the chair of the governance committee.

10 Ken Favaro, Per-Ola Karlsson and Gary L. Nelson. “The $112 Billion CEO Succession Problem.” (Strategy+Business, Issue 79, Summer 2015).
11 Spencer Stuart Board Index, 2019, p. 6.
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Performance
The most crucial test of a board’s commitment to the company and its shareholders lies in the actions of the board and its members. We look at the performance of these individuals as directors and executives of the company and of other companies where they have served.
We find that a director’s past conduct is often indicative of future conduct and performance. We often find directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred serving on the boards of companies with similar problems. Glass Lewis has a proprietary database of directors serving at over 8,000 of the most widely held U.S. companies. We use this database to track the performance of directors across companies.
Voting Recommendations on the Basis of Performance
We typically recommend that shareholders vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, excessive compensation, audit- or accounting-related issues, and/or other indicators of mismanagement or actions against the interests of shareholders. We will reevaluate such directors based on, among other factors, the length of time passed since the incident giving rise to the concern, shareholder support for the director, the severity of the issue, the director’s role (e.g., committee membership), director tenure at the subject company, whether ethical lapses accompanied the oversight lapse, and evidence of strong oversight at other companies.
Likewise, we examine the backgrounds of those who serve on key board committees to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.
We believe shareholders should avoid electing directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend voting against:
1.A director who fails to attend a minimum of 75% of board and applicable committee meetings, calculated in the aggregate.12
2.A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director’s fault (we look at these late filing situations on a case-by-case basis).
3.A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.
4.A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).
Furthermore, with consideration given to the company’s overall corporate governance, pay-for-performance alignment and board responsiveness to shareholders, we may recommend voting against directors who served throughout a period in which the company performed significantly worse than peers and the directors have not taken reasonable steps to address the poor performance.
12 However, where a director has served for less than one full year, we will typically not recommend voting against for failure to attend 75% of meetings. Rather, we will note the poor attendance with a recommendation to track this issue going forward. We will also refrain from recommending to vote against directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances.
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Board Responsiveness
Glass Lewis believes that any time 20% or more of shareholders vote contrary to the recommendation of management, the board should, depending on the issue, demonstrate some level of responsiveness to address the concerns of shareholders. These include instances when 20% or more of shareholders: (i) withhold votes from (or vote against) a director nominee; (ii) vote against a management-sponsored proposal; or (iii) vote for a shareholder proposal. In our view, a 20% threshold is significant enough to warrant a close examination of the underlying issues and an evaluation of whether or not a board response was warranted and, if so, whether the board responded appropriately following the vote, particularly in the case of a compensation or director election proposal. While the 20% threshold alone will not automatically generate a negative vote recommendation from Glass Lewis on a future proposal (e.g., to recommend against a director nominee, against a say-on-pay proposal, etc.), it may be a contributing factor to our recommendation to vote against management’s recommendation in the event we determine that the board did not respond appropriately. While Glass Lewis may note instances of significant support for shareholder proposals, we believe clear action is warranted when such proposals receive support from a majority of votes cast (excluding abstentions and broker non-votes).
With regard to companies where voting control is held through a multi-class share structure with disproportionate voting and economic rights, we will carefully examine the level of approval or disapproval attributed to unaffiliated shareholders when determining whether board responsiveness is warranted. Where vote results indicate that a majority of unaffiliated shareholders supported a shareholder proposal or opposed a management proposal, we believe the board should demonstrate an appropriate level of responsiveness.
As a general framework, our evaluation of board responsiveness involves a review of publicly available disclosures (e.g., the proxy statement, annual report, 8-Ks, company website, etc.) released following the date of the company’s last annual meeting up through the publication date of our most current Proxy Paper. Depending on the specific issue, our focus typically includes, but is not limited to, the following:
•At the board level, any changes in directorships, committee memberships, disclosure of related party transactions, meeting attendance, or other responsibilities;
•Any revisions made to the company’s articles of incorporation, bylaws or other governance documents;
•Any press or news releases indicating changes in, or the adoption of, new company policies, business practices or special reports; and
•Any modifications made to the design and structure of the company’s compensation program, as well as an assessment of the company’s engagement with shareholders on compensation issues as discussed in the Compensation Discussion & Analysis (CD&A), particularly following a material vote against a company’s say-on-pay.
Our Proxy Paper analysis will include a case-by-case assessment of the specific elements of board responsiveness that we examined along with an explanation of how that assessment impacts our current voting recommendations.

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The Role of a Committee Chair
Glass Lewis believes that a designated committee chair maintains primary responsibility for the actions of his or her respective committee. As such, many of our committee-specific voting recommendations are against the applicable committee chair rather than the entire committee (depending on the seriousness of the issue). In cases where the committee chair is not up for election due to a staggered board, and where we have identified multiple concerns, we will generally recommend voting against other members of the committee who are up for election, on a case-by-case basis.
In cases where we would ordinarily recommend voting against a committee chair but the chair is not specified, we apply the following general rules, which apply throughout our guidelines:
•If there is no committee chair, we recommend voting against the longest-serving committee member or, if the longest-serving committee member cannot be determined, the longest-serving board member serving on the committee (i.e., in either case, the “senior director”); and
•If there is no committee chair, but multiple senior directors serving on the committee, we recommend voting against both (or all) such senior directors.
In our view, companies should provide clear disclosure of which director is charged with overseeing each committee. In cases where that simple framework is ignored and a reasonable analysis cannot determine which committee member is the designated leader, we believe shareholder action against the longest serving committee member(s) is warranted. Again, this only applies if we would ordinarily recommend voting against the committee chair but there is either no such position or no designated director in such role.
Audit Committees and Performance
Audit committees play an integral role in overseeing the financial reporting process because stable capital markets depend on reliable, transparent, and objective financial information to support an efficient and effective capital market process. Audit committees play a vital role in providing this disclosure to shareholders.
When assessing an audit committee’s performance, we are aware that an audit committee does not prepare financial statements, is not responsible for making the key judgments and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit committee member monitors and oversees the process and procedures that management and auditors perform. The 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:
A proper and well-functioning system exists, therefore, when the three main groups responsible for financial reporting — the full board including the audit committee, financial management including the internal auditors, and the outside auditors — form a ‘three legged stool’ that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit committee must be ‘first among equals’ in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process.
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Standards for Assessing the Audit Committee
For an audit committee to function effectively on investors’ behalf, it must include members with sufficient knowledge to diligently carry out their responsibilities. In its audit and accounting recommendations, the Conference Board Commission on Public Trust and Private Enterprise said “members of the audit committee must be independent and have both knowledge and experience in auditing financial matters.”13
We are skeptical of audit committees where there are members that lack expertise as a Certified Public Accountant (CPA), Chief Financial Officer (CFO) or corporate controller, or similar experience. While we will not necessarily recommend voting against members of an audit committee when such expertise is lacking, we are more likely to recommend voting against committee members when a problem such as a restatement occurs and such expertise is lacking.
Glass Lewis generally assesses audit committees against the decisions they make with respect to their oversight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the financial statements are materially free from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.
When assessing the decisions and actions of the audit committee, we typically defer to its judgment and generally recommend voting in favor of its members. However, we will consider recommending that shareholders vote against the following:
1.All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.
2.The audit committee chair, if the audit committee does not have a financial expert or the committee’s financial expert does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.
3.The audit committee chair, if the audit committee did not meet at least four times during the year.
4.The audit committee chair, if the committee has less than three members.
5.Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and availability into consideration including a review of the audit committee member’s attendance at all board and committee meetings.14
6.All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.
13 Commission on Public Trust and Private Enterprise. The Conference Board. 2003.
14 Glass Lewis may exempt certain audit committee members from the above threshold if, upon further analysis of relevant factors such as the director’s experience, the size, industry-mix and location of the companies involved and the director’s attendance at all the companies, we can reasonably determine that the audit committee member is likely not hindered by multiple audit committee commitments.
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7.The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (in which case we also recommend against ratification of the auditor).
8.The audit committee chair when fees paid to the auditor are not disclosed.
9.All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are prohibited by the Public Company Accounting Oversight Board (PCAOB).
10.All members of an audit committee that reappointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.
11.All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.
12.The audit committee chair if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then Glass Lewis will recommend voting against the entire audit committee.
13.All members of an audit committee where the auditor has resigned and reported that a section 10A15 letter has been issued.
14.All members of an audit committee at a time when material accounting fraud occurred at the company.16
15.All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated, and any of the following factors apply:17
a.The restatement involves fraud or manipulation by insiders;
b.The restatement is accompanied by an SEC inquiry or investigation;
c.The restatement involves revenue recognition;
d.The restatement results in a greater than 5% adjustment to costs of goods sold, operating expense, or operating cash flows; or
e.The restatement results in a greater than 5% adjustment to net income, 10% adjustment to assets or shareholders equity, or cash flows from financing or investing activities.
16.All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion. For example, the company has filed two or more quarterly or annual financial statements late within the last five quarters.
17.All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices
Act (FCPA).
18.All members of an audit committee when the company has aggressive accounting policies and/or poor disclosure or lack of sufficient transparency in its financial statements.
15 Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and therefore we believe should be taken seriously.
16 Research indicates that revenue fraud now accounts for over 60% of SEC fraud cases, and that companies that engage in fraud experience significant negative abnormal stock price declines—facing bankruptcy, delisting, and material asset sales at much higher rates than do non-fraud firms (Committee of Sponsoring Organizations of the Treadway Commission. “Fraudulent Financial Reporting: 1998-2007.” May 2010).
17 The SEC issued guidance in March 2021 related to classification of warrants as liabilities at special purpose acquisition companies (SPACs). We will generally refrain from recommending against audit committee members when the restatement in question is solely as a result of the aforementioned SEC guidance.
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19.All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed (e.g., the company receives an adverse opinion on its financial statements from the auditor).
20.All members of the audit committee if the contract with the auditor specifically limits the auditor’s liability to the company for damages.18
21.All members of the audit committee who served since the date of the company’s last annual meeting, and when, since the last annual meeting, the company has reported a material weakness that has not yet been corrected, or, when the company has an ongoing material weakness from a prior year that has not yet been corrected.
We also take a dim view of audit committee reports that are boilerplate, and which provide little or no information or transparency to investors. When a problem such as a material weakness, restatement or late filings occurs, we take into consideration, in forming our judgment with respect to the audit committee, the transparency of the audit committee report.
Compensation Committee Performance
Compensation committees have a critical role in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance arrangements. It is important in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of, the business’s long-term shareholders returns.
Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the board’s compensation consultant, we believe the compensation committee should only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to investors that they have clear and complete disclosure of all the significant terms of compensation arrangements in order to make informed decisions with respect to the oversight and decisions of the compensation committee.
Finally, compensation committees are responsible for oversight of internal controls over the executive compensation process. This includes controls over gathering information used to determine compensation, establishment of equity award plans, and granting of equity awards. For example, the use of a compensation consultant who maintains a business relationship with company management may cause the committee to make decisions based on information that is compromised by the consultant’s conflict of interests. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring-loaded options, or granting of bonuses when triggers for bonus payments have not been met.
Central to understanding the actions of compensation committee is a careful review of the CD&A report included in each company’s proxy. We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. The CD&A is also integral to the evaluation of compensation proposals at companies, such as advisory votes on executive
18 The Council of Institutional Investors. “Corporate Governance Policies,” p. 4, April 5, 2006; and “Letter from Council of Institutional Investors to the AICPA,” November 8, 2006.
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compensation, which allow shareholders to vote on the compensation paid to a company’s top executives.
When assessing the performance of compensation committees, we will consider recommending that shareholders vote against the following:
1.All members of a compensation committee during whose tenure the committee failed to address shareholder concerns following majority shareholder rejection of the say-on-pay proposal in the previous year. Where the proposal was approved but there was a significant shareholder vote (i.e., greater than 20% of votes cast) against the say-on-pay proposal in the prior year, if the board did not respond sufficiently to the vote including actively engaging shareholders on this issue, we will also consider recommending voting against the chair of the compensation committee or all members of the compensation committee, depending on the severity and history of the compensation problems and the level of shareholder opposition.
2.All members of the compensation committee who are up for election and served when the company failed to align pay with performance if shareholders are not provided with an advisory vote on executive compensation at the annual meeting.19
3.Any member of the compensation committee who has served on the compensation committee of at least two other public companies that have consistently failed to align pay with performance and whose oversight of compensation at the company in question is suspect.
4.All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.
5.All members of the compensation committee when performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained.
6.All members of the compensation committee if excessive employee perquisites and benefits were allowed.
7.The compensation committee chair if the compensation committee did not meet during the year.
8.All members of the compensation committee when the company repriced options or completed a “self tender offer” without shareholder approval within the past two years.
9.All members of the compensation committee when vesting of in-the-money options is accelerated.
10.All members of the compensation committee when option exercise prices were backdated. Glass Lewis will recommend voting against an executive director who played a role in and participated in option backdating.
11.All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information.
12.All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud.
13.The chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive
19 If a company provides shareholders with a say-on-pay proposal, we will initially only recommend voting against the company's say-on-pay proposal and will not recommend voting against the members of the compensation committee unless there is a pattern of failing to align pay and performance and/or the company exhibits egregious compensation practices. For cases in which the disconnect between pay and performance is marginal and the company has outperformed its peers, we will consider not recommending against compensation committee members.
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discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.
14.All members of the compensation committee during whose tenure the committee failed to implement a shareholder proposal regarding a compensation-related issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder meeting, and when a reasonable analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the request.20
15.All members of the compensation committee when the board has materially decreased proxy statement disclosure regarding executive compensation policies and procedures in a manner which substantially impacts shareholders’ ability to make an informed assessment of the company’s executive pay practices.
16.All members of the compensation committee when new excise tax gross-up provisions are adopted in employment agreements with executives, particularly in cases where the company previously committed not to provide any such entitlements in the future.
17.All members of the compensation committee when the board adopts a frequency for future advisory votes on executive compensation that differs from the frequency approved by shareholders.
Nominating and Governance Committee Performance
The nominating and governance committee is responsible for the governance by the board of the company and its executives. In performing this role, the committee is responsible and accountable for selection of objective and competent board members. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote. At most companies, a single committee is charged with these oversight functions; at others, the governance and nominating responsibilities are apportioned among two separate committees.
Consistent with Glass Lewis’ philosophy that boards should have diverse backgrounds and members with a breadth and depth of relevant experience, we believe that nominating and governance committees should consider diversity when making director nominations within the context of each specific company and its industry. In our view, shareholders are best served when boards make an effort to ensure a constituency that is not only reasonably diverse on the basis of age, race, gender and ethnicity, but also on the basis of geographic knowledge, industry experience, board tenure and culture.
Regarding the committee responsible for governance, we will consider recommending that shareholders vote against the following:
1.All members of the governance committee21 during whose tenure a shareholder proposal relating to important shareholder rights received support from a majority of the votes cast (excluding abstentions and broker non-votes) and the board has not begun to implement or
20 In all other instances (i.e., a non-compensation-related shareholder proposal should have been implemented) we recommend that shareholders vote against the members of the governance committee.
21 If the board does not have a committee responsible for governance oversight and the board did not implement a shareholder proposal that received the requisite support, we will recommend voting against the entire board. If the shareholder proposal at issue requested that the board adopt a declassified structure, we will recommend voting against all director nominees up for election.
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enact the proposal’s subject matter.22 Examples of such shareholder proposals include those seeking a declassified board structure, a majority vote standard for director elections, or a right to call a special meeting. In determining whether a board has sufficiently implemented such a proposal, we will examine the quality of the right enacted or proffered by the board for any conditions that may unreasonably interfere with the shareholders’ ability to exercise the right (e.g., overly restrictive procedural requirements for calling a special meeting).
2.All members of the governance committee when a shareholder resolution is excluded from the meeting agenda but the SEC has declined to state a view on whether such resolution should be excluded, or when the SEC has verbally permitted a company to exclude a shareholder proposal but there is no written record provided by the SEC about such determination and the company has not provided any disclosure concerning this no-action relief.
3.The governance committee chair when the chair is not independent and an independent lead or presiding director has not been appointed.23
4.The governance committee chair at companies with a multi-class share structure and unequal voting rights when the company does not provide for a reasonable sunset of the multi-class share structure (generally seven years or less).
5.In the absence of a nominating committee, the governance committee chair when there are fewer than five, or the whole governance committee when there are more than 20 members on the board.
6.The governance committee chair when the committee fails to meet at all during the year.
7.The governance committee chair, when for two consecutive years the company provides what we consider to be “inadequate” related party transaction disclosure (i.e., the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing a share-
holder from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock exchange listing requirements).
8.The governance committee chair, when during the past year the board adopted a forum selection clause (i.e., an exclusive forum provision)24 designating either a state's courts for intra-corporate disputes, and/or federal courts for matters arising under the Securities Act of 1933 without shareholder approval,25 or if the board is currently seeking shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal.
22 Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, we recommend that shareholders only vote against members of the compensation committee.
23 We believe that one independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among directors from meeting to meeting, we will recommend voting against the governance committee chair as we believe the lack of fixed lead or presiding director means that, effectively, the board does not have an independent board leader.
24 A forum selection clause is a bylaw provision stipulating that a certain state or federal jurisdiction is the exclusive forum for specified legal matters. Such a clause effectively limits a shareholder's legal remedy regarding appropriate choice of venue and related relief.
25 Glass Lewis will evaluate the circumstances surrounding the adoption of any forum selection clause as well as the general provisions contained therein. Where it can be reasonably determined that a forum selection clause is narrowly crafted to suit the particular circumstances facing the company and/or a reasonable sunset provision is included, we may make an exception to this policy.
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9.All members of the governance committee during whose tenure the board adopted, without shareholder approval, provisions in its charter or bylaws that, through rules on director compensation, may inhibit the ability of shareholders to nominate directors.
10.The governance committee chair when the board takes actions to limit shareholders’ ability to vote on matters material to shareholder rights (e.g., through the practice of excluding a shareholder proposal by means of ratifying a management proposal that is materially different from the shareholder proposal).
11.The governance committee chair when directors’ records for board and committee meeting attendance are not disclosed, or when it is indicated that a director attended less than 75% of board and committee meetings but disclosure is sufficiently vague that it is not possible to determine which specific director’s attendance was lacking.
12.The governance committee chair when a detailed record of proxy voting results from the prior annual meeting has not been disclosed.
In addition, we may recommend that shareholders vote against the chair of the governance committee, or the entire committee, where the board has amended the company’s governing documents to reduce or remove important shareholder rights, or to otherwise impede the ability of shareholders to exercise such right, and has done so without seeking shareholder approval. Examples of board actions that may cause such a recommendation include: the elimination of the ability of shareholders to call a special meeting or to act by written consent; an increase to the ownership threshold required for shareholders to call a special meeting; an increase to vote requirements for charter or bylaw amendments; the adoption of provisions that limit the ability of shareholders to pursue full legal recourse — such as bylaws that require arbitration of shareholder claims or that require shareholder plaintiffs to pay the company’s legal expenses in the absence of a court victory (i.e., “fee-shifting” or “loser pays” bylaws); the adoption of a classified board structure; and the elimination of the ability of shareholders to remove a director without cause.
Regarding the nominating committee, we will consider recommending that shareholders vote against the following:
1.All members of the nominating committee, when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.
2.The nominating committee chair, if the nominating committee did not meet during the year.
3.In the absence of a governance committee, the nominating committee chair when the chair is not independent, and an independent lead or presiding director has not been appointed.
4.The nominating committee chair, when there are fewer than five, or the whole nominating committee when there are more than 20 members on the board.
5.The nominating committee chair, when a director received a greater than 50% against vote the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.26
26 Considering that shareholder disapproval clearly relates to the director who received a greater than 50% against vote rather than the nominating chair, we review the severity of the issue(s) that initially raised shareholder concern as well as company responsiveness to such matters, and will only recommend voting against the nominating chair if a reasonable analysis suggests that it would be most appropriate. In rare cases, we will consider recommending against the nominating chair when a director receives a substantial (i.e., 20% or more) vote against based on the same analysis.
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6.The chair of the nominating committee of a board with fewer than two gender diverse directors,27 or all members of the nominating committee of a board with no gender diverse directors, at companies within the Russell 3000 index. For companies outside of the Russell 3000 index, and all boards with six or fewer total directors, we will recommend voting against the chair of the nominating committee if there are no gender diverse directors.
7.The nominating committee chair when, alongside other governance or board performance concerns, the average tenure of non-executive directors is 10 years or more and no new independent directors have joined the board in the past five years. We will not be making voting recommendations solely on this basis; rather, insufficient board refreshment may be a contributing factor in our recommendations when additional board-related concerns have been identified.
In addition, we may consider recommending shareholders vote against the chair of the nominating committee where the board’s failure to ensure the board has directors with relevant experience, either through periodic director assessment or board refreshment, has contributed to a company’s poor performance. Where these issues warrant an against vote in the absence of both a governance and a nominating committee, we will recommend voting against the board chair, unless the chair also serves as the CEO, in which case we will recommend voting against the longest-serving director.
Board-level Risk Management Oversight
Glass Lewis evaluates the risk management function of a public company board on a strictly case-by-case basis. Sound risk management, while necessary at all companies, is particularly important at financial firms which inherently maintain significant exposure to financial risk. We believe such financial firms should have a chief risk officer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover, many non-financial firms maintain strategies which involve a high level of exposure to financial risk. Similarly, since many non-financial firms have complex hedging or trading strategies, those firms should also have a chief risk officer and a risk committee.
Our views on risk oversight are consistent with those expressed by various regulatory bodies. In its December 2009 Final Rule release on Proxy Disclosure Enhancements, the SEC noted that risk oversight is a key competence of the board and that additional disclosures would improve investor and shareholder understanding of the role of the board in the organization’s risk management practices. The final rules, which became effective on February 28, 2010, now explicitly require companies and mutual funds to describe (while allowing for some degree of flexibility) the board’s role in the oversight of risk.
When analyzing the risk management practices of public companies, we take note of any significant losses or writedowns on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or writedown, and where we find that the company’s board-level risk committee’s poor oversight contributed to the loss, we will recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight
27 Women and directors that identify with a gender other than male or female.
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(committee or otherwise),28 we will consider recommending to vote against the board chair on that basis. However, we generally would not recommend voting against a combined chair/CEO, except in egregious cases.
Board Oversight of Environmental and Social Issues
Glass Lewis recognizes the importance of ensuring the sustainability of companies’ operations. We believe that insufficient oversight of material environmental and social issues can present direct legal, financial, regulatory and reputational risks that could serve to harm shareholder interests. Therefore, we believe that these issues should be carefully monitored and managed by companies, and that all companies should have an appropriate oversight structure in place to ensure that they are mitigating attendant risks and capitalizing on related opportunities to the best extent possible.
To that end, Glass Lewis believes that companies should ensure that boards maintain clear oversight of material risks to their operations, including those that are environmental and social in nature. These risks could include, but are not limited to, matters related to climate change, human capital management, diversity, stakeholder relations, and health, safety & environment.
For companies in the Russell 1000 index and in instances where we identify material oversight concerns, Glass Lewis will review a company’s overall governance practices and identify which directors or board-level committees have been charged with oversight of environmental and/or social issues. Furthermore, given the importance of the board’s role in overseeing environmental and social risks, Glass Lewis will generally recommend voting against the governance committee chair of a company in the S&P 500 index that fails to provide explicit disclosure concerning the board’s role in overseeing these issues.
While we believe that it is important that these issues are overseen at the board level and that shareholders are afforded meaningful disclosure of these oversight responsibilities, we believe that companies should determine the best structure for this oversight. In our view, this oversight can be effectively conducted by specific directors, the entire board, a separate committee, or combined with the responsibilities of a key committee.
When evaluating the board’s role in overseeing environmental and/or social issues, we will examine a company’s proxy statement and governing documents (such as committee charters) to determine if directors maintain a meaningful level of oversight of and accountability for a company’s material environmental and social impacts.

28 A committee responsible for risk management could be a dedicated risk committee, the audit committee, or the finance committee, depending on a given company’s board structure and method of disclosure. At some companies, the entire board is charged with risk management.
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Board Accountability for Environmental and Social Performance
Glass Lewis carefully monitors companies’ performance with respect to environmental and social issues, including those related to climate and human capital management. In situations where we believe that a company has not properly managed or mitigated material environmental or social risks to the detriment of shareholder value, or when such mismanagement has threatened shareholder value, Glass Lewis may recommend that shareholders vote against the members of the board who are responsible for oversight of environmental and social risks. In the absence of explicit board oversight of environmental and social issues, Glass Lewis may recommend that shareholders vote against members of the audit committee. In making these determinations, Glass Lewis will carefully review the situation, its effect on shareholder value, as well as any corrective action or other response made by the company.
For more information on how Glass Lewis evaluates environmental and social issues, please see Glass Lewis’ Overall Approach to ESG as well as our comprehensive Proxy Paper Guidelines for Environmental, Social & Governance Initiatives available at www.glasslewis.com/voting-policies-current/.
Director Commitments
We believe that directors should have the necessary time to fulfill their duties to shareholders. In our view, an overcommitted director can pose a material risk to a company’s shareholders, particularly during periods of crisis. In addition, recent research indicates that the time commitment associated with being a director has been on a significant upward trend in the past decade.29 As a result, we generally recommend that shareholders vote against a director who serves as an executive officer of any public company30 while serving on more than two public company boards and any other director who serves on more than five public company boards.
Because we believe that executives will primarily devote their attention to executive duties, we generally will not recommend that shareholders vote against overcommitted directors at the companies where they serve as an executive.
When determining whether a director’s service on an excessive number of boards may limit the ability of the director to devote sufficient time to board duties, we may consider relevant factors such as the size and location of the other companies where the director serves on the board, the director’s board roles at the companies in question, whether the director serves on the board of any large privately-held companies, the director’s tenure on the boards in question, and the director’s attendance record at all companies. In the case of directors who serve in executive roles other than CEO (e.g., executive chair), we will evaluate the specific duties and responsibilities of that role in determining whether an exception is warranted.
29 For example, the 2015-2016 NACD Public Company Governance Survey states that, on average, directors spent a total of 248.2 hours annual on board-related matters during the past year, which it describes as a “historically high level” that is significantly above the average hours recorded in 2006. Additionally, the 2020 Spencer Stuart Board Index indicates that, while 39% of S&P 500 CEOs serve on one additional public board, just 2% of S&P 500 CEOs serve on two additional public boards and only one CEO serves on three.
30 When the executive officer in question serves only as an executive at a special purpose acquisition company (SPAC) we will generally apply the higher threshold of five public company directorships.
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We may also refrain from recommending against certain directors if the company provides sufficient rationale for their continued board service. The rationale should allow shareholders to evaluate the scope of the directors’ other commitments, as well as their contributions to the board including specialized knowledge of the company’s industry, strategy or key markets, the diversity of skills, perspective and background they provide, and other relevant factors. We will also generally refrain from recommending to vote against a director who serves on an excessive number of boards within a consolidated group of companies or a director that represents a firm whose sole purpose is to manage a portfolio of investments which include the company.
Other Considerations
In addition to the three key characteristics — independence, performance, experience — that we use to evaluate board members, we consider conflict-of-interest issues as well as the size of the board of directors when making voting recommendations.
Conflicts of Interest
We believe board members should be wholly free of identifiable and substantial conflicts of interest, regardless of the overall level of independent directors on the board. Accordingly, we recommend that shareholders vote against the following types of directors:
1.A CFO who is on the board: In our view, the CFO holds a unique position relative to financial reporting and disclosure to shareholders. Due to the critical importance of financial disclosure and reporting, we believe the CFO should report to the board and not be a member of it.
2.A director who provides — or a director who has an immediate family member who provides — material consulting or other material professional services to the company. These services may include legal, consulting,31 or financial services. We question the need for the company to have consulting relationships with its directors. We view such relationships as creating conflicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company’s decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company’s directors.
3.A director, or a director who has an immediate family member, engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting to more than $50,000. Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against shareholder interests.
4.Interlocking directorships: CEOs or other top executives who serve on each other’s boards create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.32
31 We will generally refrain from recommending against a director who provides consulting services for the company if the director is excluded from membership on the board’s key committees and we have not identified significant governance concerns with the board.
32 We do not apply a look-back period for this situation. The interlock policy applies to both public and private companies. We will also evaluate multiple board interlocks among non-insiders (i.e., multiple directors serving on the same boards at other companies), for evidence of a pattern of poor oversight.
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5.All board members who served at a time when a poison pill with a term of longer than one year was adopted without shareholder approval within the prior twelve months.33 In the event a board is classified and shareholders are therefore unable to vote against all directors, we will recommend voting against the remaining directors the next year they are up for a shareholder vote. If a poison pill with a term of one year or less was adopted without shareholder approval, and without adequate justification, we will consider recommending that shareholders vote against all members of the governance committee. If the board has, without seeking shareholder approval, and without adequate justification, extended the term of a poison pill by one year or less in two consecutive years, we will consider recommending that shareholders vote against the entire board.
Size of the Board of Directors
While we do not believe there is a universally applicable optimal board size, we do believe boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, we believe that boards with more than 20 members will typically suffer under the weight of “too many cooks in the kitchen” and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.
To that end, we typically recommend voting against the chair of the nominating committee (or the governance committee, in the absence of a nominating committee) at a board with fewer than five directors or more than 20 directors.
Controlled Companies
We believe controlled companies warrant certain exceptions to our independence standards. The board’s function is to protect shareholder interests; however, when an individual, entity (or group of shareholders party to a formal agreement) owns more than 50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not apply our usual two-thirds board independence rule and therefore we will not recommend voting against boards whose composition reflects the makeup of the shareholder population.
Independence Exceptions
The independence exceptions that we make for controlled companies are as follows:
1.We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence of non-independent board members.
2.The compensation committee and nominating and governance committees do not need to consist solely of independent directors.
a.We believe that standing nominating and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be beneficial, the
33 Refer to the “Governance Structure and the Shareholder Franchise” section for further discussion of our policies regarding anti-takeover measures, including poison pills.
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unique composition of a controlled company’s shareholder base makes such committees weak and irrelevant.
b.Likewise, we believe that independent compensation committees at controlled companies are unnecessary. Although independent directors are the best choice for approving and monitoring senior executives’ pay, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests. As such, we believe that having affiliated directors on a controlled company’s compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders we feel that an insider should not serve on the compensation committee. Therefore, Glass Lewis will recommend voting against any insider (the CEO or otherwise) serving on the compensation committee.
3.Controlled companies do not need an independent chair or an independent lead or presiding director. Although an independent director in a position of authority on the board — such as chair or presiding director — can best carry out the board’s duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.
Size of the Board of Directors
We have no board size requirements for controlled companies.
Audit Committee Independence
Despite a controlled company’s status, unlike for the other key committees, we nevertheless believe that audit committees should consist solely of independent directors. Regardless of a company’s controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company’s financial statements. Allowing affiliated directors to oversee the preparation of financial reports could create an insurmountable conflict of interest.
Board Responsiveness at Multi-Class Companies
With regard to companies where voting control is held through a multi-class share structure with disproportionate voting and economic rights, we will carefully examine the level of approval or disapproval attributed to unaffiliated shareholders when determining whether board responsiveness is warranted. Where vote results indicate that a majority of unaffiliated shareholders supported a shareholder proposal or opposed a management proposal, we believe the board should demonstrate an appropriate level of responsiveness.

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Significant Shareholders
Where an individual or entity holds between 20-50% of a company’s voting power, we believe it is reasonable to allow proportional representation on the board and committees (excluding the audit committee) based on the individual or entity’s percentage of ownership.
Governance Following an IPO, Spin-off, or Direct Listing
We believe companies that have recently completed an initial public offering (IPO), spin-off, or direct listing should be allowed adequate time to fully comply with marketplace listing requirements and meet basic corporate governance standards. Generally speaking, Glass Lewis refrains from making recommendations on the basis of governance standards (e.g., board independence, committee membership and structure, meeting attendance, etc.) during the one-year period following an IPO.
However, some cases warrant shareholder action against the board of a company that have completed an IPO, spin-off, or direct listing within the past year. When evaluating companies that have recently gone public, Glass Lewis will review the terms of the applicable governing documents in order to determine whether shareholder rights are being severely restricted indefinitely. We believe boards that approve highly restrictive governing documents have demonstrated that they may subvert shareholder interests following the IPO. In conducting this evaluation, Glass Lewis will consider:
1.The adoption of anti-takeover provisions such as a poison pill or classified board
2.Supermajority vote requirements to amend governing documents
3.The presence of exclusive forum or fee-shifting provisions
4.Whether shareholders can call special meetings or act by written consent
5.The voting standard provided for the election of directors
6.The ability of shareholders to remove directors without cause
7.The presence of evergreen provisions in the company’s equity compensation arrangements
8.The presence of a multi-class share structure which does not afford common shareholders voting power that is aligned with their economic interest
In cases where Glass Lewis determines that the board has approved overly restrictive governing documents, we will generally recommend voting against members of the governance committee. If there is no governance committee, or if a portion of such committee members are not standing for election due to a classified board structure, we will expand our recommendations to additional director nominees, based on who is standing for election.
In cases where, preceding an IPO, the board adopts a multi-class share structure where voting rights are not aligned with economic interest, or an anti-takeover provision, such as a poison pill or classified board, we will generally recommend voting against all members of the board who served at the time of the IPO if the board: (i) did not also commit to submitting these provisions to a shareholder vote at the company’s first shareholder meeting following the IPO; or (ii) did not provide for a reasonable sunset of these provisions (generally three to five years in the case of a classified board or poison pill; or seven years or less in the case of a multi-class share structure). In the case of a multi-class share structure, if these provisions are put to a shareholder vote, we will examine the level of approval or disapproval attributed to unaffiliated shareholders when determining the vote outcome.
In our view, adopting an anti-takeover device unfairly penalizes future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on a matter that could potentially negatively
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impact their ownership interest. This notion is strengthened when a board adopts a classified board with an infinite duration or a poison pill with a five- to ten-year term immediately prior to going public, thereby insulating management for a substantial amount of time.
In addition, shareholders should also be wary of companies that adopt supermajority voting requirements before their IPO. Absent explicit provisions in the articles or bylaws stipulating that certain policies will be phased out over a certain period of time, long-term shareholders could find themselves in the predicament of having to attain a supermajority vote to approve future proposals seeking to eliminate such policies.
Governance Following a Business Combination with a Special Purpose Acquisition Company
The business combination of a private company with a publicly traded special purpose acquisition company (SPAC) facilitates the private entity becoming a publicly traded corporation. Thus, the business combination represents the private company’s de-facto IPO. We believe that some cases warrant shareholder action against the board of a company that have completed a business combination with a SPAC within the past year.
At meetings where shareholders vote on the business combination of a SPAC with a private company, shareholders are generally voting on a new corporate charter for the post-combination company as a condition to approval of the business combination. In many cases, shareholders are faced with the dilemma of having to approve corporate charters that severely restrict shareholder rights to facilitate the business combination. Therefore, when shareholders are required to approve binding charters as a condition to approval of a business combination with a SPAC, we believe shareholders should also be provided with advisory votes on material charter amendments as a means to voice their opinions on such restrictive governance provisions.
When evaluating companies that have recently gone public via business combination with a SPAC, Glass Lewis will review the terms of the applicable governing documents to determine whether shareholder rights are being severely restricted indefinitely and whether these restrictive provisions were put forth for a shareholder vote on an advisory basis at the prior meeting where shareholders voted on the business combination.
In cases where, prior to the combined company becoming publicly traded, the board adopts a multi-class share structure where voting rights are not aligned with economic interest, or an anti-takeover provision, such as a poison pill or classified board, we will generally recommend voting against all members of the board who served at the time of the combined company becoming publicly traded if the board: (i) did not also submit these provisions to a shareholder vote on an advisory basis at the prior meeting where shareholders voted on the business combination; (ii) did not also commit to submitting these provisions to a shareholder vote at the company’s first shareholder meeting following the company becoming publicly traded; or (iii) did not provide for a reasonable sunset of these provisions (generally three to five years in the case of a classified board or poison pill; or seven years or less in the case of a multi-class share structure).
Consistent with our view on IPOs, adopting an anti-takeover device unfairly penalizes future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on a matter that could potentially negatively impact their ownership interest.
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Dual-Listed or Foreign-Incorporated Companies
For companies that trade on multiple exchanges or are incorporated in foreign jurisdictions but trade only in the U.S., we will apply the governance standard most relevant in each situation. We will consider a number of factors in determining which Glass Lewis country-specific policy to apply, including but not limited to: (i) the corporate governance structure and features of the company including whether the board structure is unique to a particular market; (ii) the nature of the proposals; (iii) the location of the company’s primary listing, if one can be determined; (iv) the regulatory/governance regime that the board is reporting against; and (v) the availability and completeness of the company’s SEC filings.
OTC-listed Companies
Companies trading on the OTC Bulletin Board are not considered “listed companies” under SEC rules and therefore not subject to the same governance standards as listed companies. However, we believe that more stringent corporate governance standards should be applied to these companies given that their shares are still publicly traded.
When reviewing OTC companies, Glass Lewis will review the available disclosure relating to the shareholder meeting to determine whether shareholders are able to evaluate several key pieces of information, including: (i) the composition of the board’s key committees, if any; (ii) the level of share ownership of company insiders or directors; (iii) the board meeting attendance record of directors; (iv) executive and non-employee director compensation; (v) related-party transactions conducted during the past year; and (vi) the board’s leadership structure and determinations regarding director independence.
We are particularly concerned when company disclosure lacks any information regarding the board’s key committees. We believe that committees of the board are an essential tool for clarifying how the responsibilities of the board are being delegated, and specifically for indicating which directors are accountable for ensuring: (i) the independence and quality of directors, and the transparency and integrity of the nominating process; (ii) compensation programs that are fair and appropriate; (iii) proper oversight of the company’s accounting, financial reporting, and internal and external audits; and (iv) general adherence to principles of good corporate governance.
In cases where shareholders are unable to identify which board members are responsible for ensuring oversight of the above-mentioned responsibilities, we may consider recommending against certain members of the board. Ordinarily, we believe it is the responsibility of the corporate governance committee to provide thorough disclosure of the board’s governance practices. In the absence of such a committee, we believe it is appropriate to hold the board’s chair or, if such individual is an executive of the company, the longest-serving non-executive board member accountable.

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Mutual Fund Boards
Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of a fund’s advisor are on the board and management takes on a different role from that of regular public companies. Thus, we focus on a short list of requirements, although many of our guidelines remain the same.
The following mutual fund policies are similar to the policies for regular public companies:
1.Size of the board of directors — The board should be made up of between five and twenty directors.
2.The CFO on the board — Neither the CFO of the fund nor the CFO of the fund’s registered investment advisor should serve on the board.
3.Independence of the audit committee — The audit committee should consist solely of independent directors.
4.Audit committee financial expert — At least one member of the audit committee should be designated as the audit committee financial expert.
The following differences from regular public companies apply at mutual funds:
1.Independence of the board — We believe that three-fourths of an investment company’s board should be made up of independent directors. This is consistent with a proposed SEC rule on investment company boards. The Investment Company Act requires 40% of the board to be independent, but in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%. In 2006, a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into “proposed rule” status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.
2.When the auditor is not up for ratification — We do not recommend voting against the audit committee if the auditor is not up for ratification. Due to the different legal structure of an investment company compared to an operating company, the auditor for the investment company (i.e., mutual fund)
does not conduct the same level of financial review for each investment company as for an operating company.
3.Non-independent chair — The SEC has proposed that the chair of the fund board be independent. We agree that the roles of a mutual fund’s chair and CEO should be separate. Although we believe this would be best at all companies, we recommend voting against the chair of an investment company’s nominating committee as well as the board chair if the chair and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director. Seven former SEC commissioners support the appointment of an independent chair and we agree with them that “an independent board chair would be better able to create conditions favoring the long-term interests of fund shareholders than would a chair who is an executive of the advisor.” (See the comment letter sent to the SEC in support of the proposed rule at http://www.sec.gov/news/studies/indchair.pdf.)
4.Multiple funds overseen by the same director — Unlike service on a public company board, mutual fund boards require much less of a time commitment. Mutual fund directors typically serve on dozens of other mutual fund boards, often within the same fund complex. The Investment Company Institute’s (ICI) Overview of Fund Governance Practices, 1994-2012,
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indicates that the average number of funds served by an independent director in 2012 was 53. Absent evidence that a specific director is hindered from being an effective board member at a fund due to service on other funds’ boards, we refrain from maintaining a cap on the number of outside mutual fund boards that we believe a director can serve on.
Declassified Boards
Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on shareholder interests.
Empirical studies have shown: (i) staggered boards are associated with a reduction in a firm’s valuation; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.
In our view, there is no evidence to demonstrate that staggered boards improve shareholder returns in a takeover context. Some research has indicated that shareholders are worse off when a staggered board blocks a transaction; further, when a staggered board negotiates a friendly transaction, no statistically significant difference in premium occurs.34 Additional research found that charter-based staggered boards “reduce the market value of a firm by 4% to 6% of its market capitalization” and that “staggered boards bring about and not merely reflect this reduction in market value.”35 A subsequent study reaffirmed that classified boards reduce shareholder value, finding “that the ongoing process of dismantling staggered boards, encouraged by institutional investors, could well contribute to increasing shareholder wealth.”36
Shareholders have increasingly come to agree with this view. In 2019, 90% of S&P 500 companies had declassified boards, up from 68% in 2009.37 Management proposals to declassify boards are approved with near unanimity and shareholder proposals on the topic also receive strong shareholder support; in 2014, shareholder proposals requesting that companies declassify their boards received average support of 84% (excluding abstentions and broker non-votes), whereas in 1987, only 16.4% of votes cast favored board declassification.38 Further, a growing number of companies, nearly half of all those targeted by shareholder proposals requesting that all directors stand for election annually, either recommended shareholders support the proposal or made no recommendation, a departure from the more traditional management recommendation to vote against shareholder proposals.
Given our belief that declassified boards promote director accountability, the empirical evidence suggesting staggered boards reduce a company’s value and the established shareholder opposition to
34 Lucian Bebchuk, John Coates IV, Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants,” 55 Stanford Law Review 885-917 (2002).
35 Lucian Bebchuk, Alma Cohen, “The Costs of Entrenched Boards” (2004).
36 Lucian Bebchuk, Alma Cohen and Charles C.Y. Wang, “Staggered Boards and the Wealth of Shareholders: Evidence from a Natural Experiment,”
SSRN: http://ssrn.com/abstract=1706806 (2010), p. 26.
37 Spencer Stuart Board Index, 2019, p. 15.
38 Lucian Bebchuk, John Coates IV and Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Theory, Evidence, and Policy”.
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such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.
Board Composition and Refreshment
Glass Lewis strongly supports routine director evaluation, including independent external reviews, and periodic board refreshment to foster the sharing of diverse perspectives in the boardroom and the generation of new ideas and business strategies. Further, we believe the board should evaluate the need for changes to board composition based on an analysis of skills and experience necessary for the company, as well as the results of the director evaluations, as opposed to relying solely on age or tenure limits. When necessary, shareholders can address concerns regarding proper board composition through director elections.
In our view, a director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. This said, we recognize that in rare circumstances, a lack of refreshment can contribute to a lack of board responsiveness to poor company performance.
We will note as a potential concern instances where the average tenure of non-executive directors is 10 years or more and no new directors have joined the board in the past five years. While we will be highlighting this as a potential area of concern, we will not be making voting recommendations strictly on this basis, unless we have identified other governance or board performance concerns.
On occasion, age or term limits can be used as a means to remove a director for boards that are unwilling to police their membership and enforce turnover. Some shareholders support term limits as a way to force change in such circumstances.
While we understand that age limits can aid board succession planning, the long-term impact of age limits restricts experienced and potentially valuable board members from service through an arbitrary means. We believe that shareholders are better off monitoring the board’s overall composition, including the diversity of its members, the alignment of the board’s areas of expertise with a company’s strategy, the board’s approach to corporate governance, and its stewardship of company performance, rather than imposing inflexible rules that don’t necessarily correlate with returns or benefits for shareholders.
However, if a board adopts term/age limits, it should follow through and not waive such limits. In cases where the board waives its term/age limits for two or more consecutive years, Glass Lewis will generally recommend that shareholders vote against the nominating and/or governance committee chair, unless a compelling rationale is provided for why the board is proposing to waive this rule, such as consummation of a corporate transaction.

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Board Diversity
Glass Lewis recognizes the importance of ensuring that the board is composed of directors who have a diversity of skills, thought and experience, as such diversity benefits companies by providing a broad range of perspectives and insights. Glass Lewis closely reviews the composition of the board for representation of diverse director candidates. Beginning in 2022, we will generally recommend voting against the nominating committee chair of a board that has fewer than two gender diverse directors, or the entire nominating committee of a board with no gender diverse directors, at companies within the Russell 3000 index. For companies outside the Russell 3000 index, and all boards with six or fewer total directors, our existing policy requiring a minimum of one gender diverse director will remain in place.
Beginning with shareholder meetings held after January 1, 2023, we will transition from a fixed numerical approach to a percentage-based approach and will generally recommend against the chair of the nominating committee of a board that is not at least 30 percent gender diverse at companies within the Russell 3000 index.
We may extend our gender diversity recommendations to additional members of the nominating committee in cases where the committee chair is not standing for election due to a classified board, or based on other factors, including the company’s size and industry, applicable laws in its state of headquarters, and its overall governance profile. Additionally, when making these voting recommendations, we will carefully review a company’s disclosure of its diversity considerations and may refrain from recommending that shareholders vote against directors when boards have provided a sufficient rationale or plan to address the lack of diversity on the board.
State Laws on Gender Diversity
Several states have begun to encourage board diversity through legislation. For example, companies headquartered in California are now subject to mandatory board composition requirements. Other states have enacted or are considering legislation that encourages companies to diversify their boards but does not mandate board composition requirements. Furthermore, several states have enacted or are considering legislation that mandates certain disclosure or reporting requirements in filings made with each respective state annually.
Glass Lewis will recommend in accordance with mandatory board composition requirements set forth in applicable state laws when they come into effect. We will generally refrain from recommending against directors when applicable state laws do not mandate board composition requirements, are non-binding, or solely impose disclosure or reporting requirements.
State Laws on Underrepresented Community Diversity
Several states have also begun to encourage board diversity beyond gender through legislation. For example, companies headquartered in California are required to have one director from an “underrepresented community” on their board by the end of 2021 (defined as an individual who self-identifies as Black, African American, Hispanic, Latino, Asian, Pacific Islander, Native American, Native Hawaiian, or Alaska Native, or who self-identifies as gay, lesbian, bisexual, or transgender). And, by the end of 2022, California companies must have at least two such individuals on boards of five to eight members, and three such individuals on boards of nine or more members.
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Accordingly, for meetings held after December 31, 2021, if a company headquartered in California does not have at least one director from an underrepresented community on its board or does not provide adequate disclosure to make this determination, we will generally recommend voting against the chair of the nominating committee.
Disclosure of Director Diversity and Skills
Because company disclosure is critical when measuring the mix of diverse attributes and skills of directors, Glass Lewis assesses the quality of such disclosure in companies’ proxy statements. Accordingly, we reflect how a company’s proxy statement presents: (i) the board’s current percentage of racial/ethnic diversity; (ii) whether the board’s definition of diversity explicitly includes gender and/or race/ethnicity; (iii) whether the board has adopted a policy requiring women and minorities to be included in the initial pool of candidates when selecting new director nominees (aka “Rooney Rule”); and (iv) board skills disclosure. Such ratings will help inform our assessment of a company’s overall governance and may be a contributing factor in our recommendations when additional board-related concerns have been identified.
Beginning in 2022, for companies in the S&P 500 index with particularly poor disclosure (i.e., those failing to provide any disclosure in each of the above categories), we may recommend voting against the chair of the nominating and/or governance committee. Beginning in 2023, when companies in the S&P 500 index have not provided any disclosure of individual or aggregate racial/ethnic minority board demographic information, we will generally recommend voting against the chair of the nominating and/or governance committee.
Stock Exchange Diversity Disclosure Requirements
On August 6, 2021, the U.S. Securities and Exchange Commission (SEC) approved new listing rules regarding board diversity and disclosure for Nasdaq-listed companies. Beginning in 2022, companies listed on the Nasdaq stock exchange will be required to disclose certain board diversity statistics annually in a standardized format in the proxy statement or on the company's website. Nasdaq-listed companies are required to provide this disclosure by the later of (i) August 8, 2022, or (ii) the date the company files its proxy statement for its 2022 annual meeting. Accordingly, for annual meetings held after August 8, 2022, of applicable Nasdaq-listed companies, we will recommend voting against the chair of the governance committee when the required disclosure has not been provided.
Proxy Access
In lieu of running their own contested election, proxy access would not only allow certain shareholders to nominate directors to company boards but the shareholder nominees would be included on the company’s ballot, significantly enhancing the ability of shareholders to play a meaningful role in selecting their representatives. Glass Lewis generally supports affording shareholders the right to nominate director candidates to management’s proxy as a means to ensure that significant, long-term shareholders have an ability to nominate candidates to the board.
Companies generally seek shareholder approval to amend company bylaws to adopt proxy access in response to shareholder engagement or pressure, usually in the form of a shareholder proposal requesting proxy access, although some companies may adopt some elements of proxy access without
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prompting. Glass Lewis considers several factors when evaluating whether to support proposals for companies to adopt proxy access including the specified minimum ownership and holding requirement for shareholders to nominate one or more directors, as well as company size, performance and responsiveness to shareholders.
For a discussion of recent regulatory events in this area, along with a detailed overview of the Glass Lewis approach to shareholder proposals regarding Proxy Access, refer to Glass Lewis’ Proxy Paper Guidelines for Environmental, Social & Governance Initiatives, available at www.glasslewis.com.
Majority Vote for Election of Directors
Majority voting for the election of directors is fast becoming the de facto standard in corporate board elections. In our view, the majority voting proposals are an effort to make the case for shareholder impact on director elections on a company-specific basis.
While this proposal would not give shareholders the opportunity to nominate directors or lead to elections where shareholders have a choice among director candidates, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a favorable outcome for shareholders.
The number of shareholder proposals requesting that companies adopt a majority voting standard has declined significantly during the past decade, largely as a result of widespread adoption of majority voting or director resignation policies at U.S. companies. In 2019, 89% of the S&P 500 Index had implemented a resignation policy for directors failing to receive majority shareholder support, compared to 65% in 2009.39
The Plurality Vote Standard
Today, most U.S. companies still elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of a nominee (including that director, if the director is a shareholder), that nominee “wins” the election and assumes a seat on the board. The common concern among companies with a plurality voting standard is the possibility that one or more directors would not receive a majority of votes, resulting in “failed elections.”
Advantages of a Majority Vote Standard
If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to be elected. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. Given that so few directors (less than 100 a year) do not receive majority support from shareholders, we think that a majority vote standard is reasonable since it will neither result in many failed director elections nor reduce the willingness of qualified, shareholder-focused directors to serve in the future. Further, most directors who fail to receive a majority shareholder vote in favor of their election do not step down, underscoring the need for true majority voting.
39 Spencer Stuart Board Index, 2019, p. 15.
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We believe that a majority vote standard will likely lead to more attentive directors. Although shareholders only rarely fail to support directors, the occasional majority vote against a director’s election will likely deter the election of directors with a record of ignoring shareholder interests. Glass Lewis will therefore generally support proposals calling for the election of directors by a majority vote, excepting contested director elections.
In response to the high level of support majority voting has garnered, many companies have voluntarily taken steps to implement majority voting or modified approaches to majority voting. These steps range from a modified approach requiring directors that receive a majority of withheld votes to resign (i.e., a resignation policy) to actually requiring a majority vote of outstanding shares to elect directors.
We feel that the modified approach does not go far enough because requiring a director to resign is not the same as requiring a majority vote to elect a director and does not allow shareholders a definitive voice in the election process. Further, under the modified approach, the corporate governance committee could reject a resignation and, even if it accepts the resignation, the corporate governance committee decides on the director’s replacement. And since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.
Conflicting and Excluded Proposals
SEC Rule 14a-8(i)(9) allows companies to exclude shareholder proposals “if the proposal directly conflicts with one of the company’s own proposals to be submitted to shareholders at the same meeting.” On October 22, 2015, the SEC issued Staff Legal Bulletin No. 14H (SLB 14H) clarifying its rule concerning the exclusion of certain shareholder proposals when similar items are also on the ballot. SLB 14H increased the burden on companies to prove to SEC staff that a conflict exists; therefore, many companies still chose to place management proposals alongside similar shareholder proposals in many cases.
During the 2018 proxy season, a new trend in the SEC’s interpretation of this rule emerged. Upon submission of shareholder proposals requesting that companies adopt a lower special meeting threshold, several companies petitioned the SEC for no-action relief under the premise that the shareholder proposals conflicted with management’s own special meeting proposals, even though the management proposals set a higher threshold than those requested by the proponent. No-action relief was granted to these companies; however, the SEC stipulated that the companies must state in the rationale for the management proposals that a vote in favor of management’s proposal was tantamount to a vote against the adoption of a lower special meeting threshold. In certain instances, shareholder proposals to lower an existing special meeting right threshold were excluded on the basis that they conflicted with management proposals seeking to ratify the existing special meeting rights. We find the exclusion of these shareholder proposals to be especially problematic as, in these instances, shareholders are not offered any enhanced shareholder right, nor would the approval (or rejection) of the ratification proposal initiate any type of meaningful change to shareholders’ rights.
In instances where companies have excluded shareholder proposals, such as those instances where special meeting shareholder proposals are excluded as a result of “conflicting” management proposals, Glass Lewis will take a case-by-case approach, taking into account the following issues:
•The threshold proposed by the shareholder resolution;
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•The threshold proposed or established by management and the attendant rationale for the threshold;
•Whether management’s proposal is seeking to ratify an existing special meeting right or adopt a bylaw that would establish a special meeting right; and
•The company’s overall governance profile, including its overall responsiveness to and engagement with shareholders.
Glass Lewis generally favors a 10-15% special meeting right. Accordingly, Glass Lewis will generally recommend voting for management or shareholder proposals that fall within this range. When faced with conflicting proposals, Glass Lewis will generally recommend in favor of the lower special meeting right and will recommend voting against the proposal with the higher threshold. However, in instances where there are conflicting management and shareholder proposals and a company has not established a special meeting right, Glass Lewis may recommend that shareholders vote in favor of the shareholder proposal and that they abstain from a management-proposed bylaw amendment seeking to establish a special meeting right. We believe that an abstention is appropriate in this instance in order to ensure that shareholders are sending a clear signal regarding their preference for the appropriate threshold for a special meeting right, while not directly opposing the establishment of such a right.
In cases where the company excludes a shareholder proposal seeking a reduced special meeting right by means of ratifying a management proposal that is materially different from the shareholder proposal, we will generally recommend voting against the chair or members of the governance committee.
In other instances of conflicting management and shareholder proposals, Glass Lewis will consider the following:
•The nature of the underlying issue;
•The benefit to shareholders of implementing the proposal;
•The materiality of the differences between the terms of the shareholder proposal and management proposal;
•The context of a company’s shareholder base, corporate structure and other relevant circumstances; and
•A company’s overall governance profile and, specifically, its responsiveness to shareholders as evidenced by a company’s response to previous shareholder proposals and its adoption of progressive shareholder rights provisions.
In recent years, we have seen the dynamic nature of the considerations given by the SEC when determining whether companies may exclude certain shareholder proposals. We understand that not all shareholder proposals serve the long-term interests of shareholders, and value and respect the limitations placed on shareholder proponents, as certain shareholder proposals can unduly burden companies. However, Glass Lewis believes that shareholders should be able to vote on issues of material importance.
We view the shareholder proposal process as an important part of advancing shareholder rights and encouraging responsible and financially sustainable business practices. While recognizing that certain proposals cross the line between the purview of shareholders and that of the board, we generally believe that companies should not limit investors’ ability to vote on shareholder proposals that advance certain rights or promote beneficial disclosure. Accordingly, Glass Lewis will make note of instances where a company has successfully petitioned the SEC to exclude shareholder proposals. If after review
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we believe that the exclusion of a shareholder proposal is detrimental to shareholders, we may, in certain very limited circumstances, recommend against members of the governance committee.

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Transparency and Integrity in Financial Reporting
Auditor Ratification
The auditor’s role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company’s books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company’s financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about a company’s fiscal health. As stated in the October 6, 2008 Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury:
“The auditor is expected to offer critical and objective judgment on the financial matters under consideration, and actual and perceived absence of conflicts is critical to that expectation. The Committee believes that auditors, investors, public companies, and other market participants must understand the independence requirements and their objectives, and that auditors must adopt a mindset of skepticism when facing situations that may compromise their independence.”
As such, shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor’s interests and the public’s interests. Almost without exception, shareholders should be able to annually review an auditor’s performance and to annually ratify a board’s auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing Profession went even further, and recommended that “to further enhance audit committee oversight and auditor accountability ... disclosure in the company proxy statement regarding shareholder ratification [should] include the name(s) of the senior auditing partner(s) staffed on the engagement.”40
On August 16, 2011, the PCAOB issued a Concept Release seeking public comment on ways that auditor independence, objectivity and professional skepticism could be enhanced, with a specific emphasis on mandatory audit firm rotation. The PCAOB convened several public roundtable meetings during 2012 to further discuss such matters. Glass Lewis believes auditor rotation can ensure both the independence of the auditor and the integrity of the audit; we will typically recommend supporting proposals to require auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years), particularly at companies with a history of accounting problems.
On June 1, 2017, the PCAOB adopted new standards to enhance auditor reports by providing additional important information to investors. For companies with fiscal year end dates on or after December 15, 2017, reports were required to include the year in which the auditor began serving consecutively as the company’s auditor. For large accelerated filers with fiscal year ends of June 30, 2019 or later, and for all other companies with fiscal year ends of December 15, 2020 or later,
40 “Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury.” p. VIII:20, October 6, 2008.
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communication of critical audit matters (CAMs) will also be required. CAMs are matters that have been communicated to the audit committee, are related to accounts or disclosures that are material to the financial statements, and involve especially challenging, subjective, or complex auditor judgment.
Glass Lewis believes the additional reporting requirements are beneficial for investors. The additional disclosures can provide investors with information that is critical to making an informed judgment about an auditor’s independence and performance. Furthermore, we believe the additional requirements are an important step toward enhancing the relevance and usefulness of auditor reports, which too often are seen as boilerplate compliance documents that lack the relevant details to provide meaningful insight into a particular audit.
Voting Recommendations on Auditor Ratification
We generally support management’s choice of auditor except when we believe the auditor’s independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, we typically recommend voting against the audit committee chair. When there have been material restatements of annual financial statements or material weaknesses in internal controls, we usually recommend voting against the entire audit committee.
Reasons why we may not recommend ratification of an auditor include:
1.When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.
2.Recent material restatements of annual financial statements, including those resulting in the reporting of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.41
3.When the auditor performs prohibited services such as tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company.
4.When audit fees are excessively low, especially when compared with other companies in the same industry.
5.When the company has aggressive accounting policies.
6.When the company has poor disclosure or lack of transparency in its financial statements.
7.Where the auditor limited its liability through its contract with the company or the audit contract requires the corporation to use alternative dispute resolution procedures without adequate justification.
8.We also look for other relationships or concerns with the auditor that might suggest a conflict between the auditor’s interests and shareholder interests.
9.In determining whether shareholders would benefit from rotating the company’s auditor, where relevant we will consider factors that may call into question an auditor’s effectiveness, including auditor tenure, a pattern of inaccurate audits, and any ongoing litigation or significant controversies. When Glass Lewis considers ongoing litigation and significant controversies, it is mindful that such matters may involve unadjudicated allegations. Glass Lewis does not assume the truth of such allegations or that the law has been violated. Instead, Glass Lewis focuses more broadly on whether, under the particular facts and circumstances presented, the nature
41 An auditor does not audit interim financial statements. Thus, we generally do not believe that an auditor should be opposed due to a restatement of interim financial statements unless the nature of the misstatement is clear from a reading of the incorrect financial statements.
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and number of such lawsuits or other significant controversies reflects on the risk profile of the company or suggests that appropriate risk mitigation measures may be warranted.”
Pension Accounting Issues
A pension accounting question occasionally raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company’s net income. This issue often arises in the executive-compensation context in a discussion of the extent to which pension accounting should be reflected in business performance for purposes of calculating payments to executives.
Glass Lewis believes that pension credits should not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company’s discretion, management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company’s performance.

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The Link Between Compensation and Performance
Glass Lewis carefully reviews the compensation awarded to senior executives, as we believe that this is an important area in which the board’s priorities are revealed. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. We believe the most effective compensation arrangements provide for an appropriate mix of performance-based short- and long-term incentives in addition to fixed pay elements while promoting a prudent and sustainable level of risk-taking.
Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which pay is aligned with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. We recognize performance metrics must necessarily vary depending on the company and industry, among other factors, and may include a wide variety of financial measures as well as industry-specific performance indicators. However, we believe companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.
Moreover, it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While we favor full disclosure for senior executives and we view pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, we do not believe shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.
Advisory Vote on Executive Compensation
(Say-on-Pay)
The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) required companies to hold an advisory vote on executive compensation at the first shareholder meeting that occurs six months after enactment of the bill (January 21, 2011).
This practice of allowing shareholders a non-binding vote on a company’s compensation report is standard practice in many non-U.S. countries, and has been a requirement for most companies in the United Kingdom since 2003 and in Australia since 2005. Although say-on-pay proposals are non-binding, a high level of
“against” or “abstain” votes indicates substantial shareholder concern about a company’s compensation policies and procedures.
Given the complexity of most companies’ compensation programs, Glass Lewis applies a highly nuanced approach when analyzing advisory votes on executive compensation. We review each company’s compensation on a case-by-case basis, recognizing that each company must be examined
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in the context of industry, size, maturity, performance, financial condition, its historic pay for performance practices, and any other relevant internal or external factors.
We believe that each company should design and apply specific compensation policies and practices that are appropriate to the circumstances of the company and, in particular, will attract and retain competent executives and other staff, while motivating them to grow the company’s long-term shareholder value.
Where we find those specific policies and practices serve to reasonably align compensation with performance, and such practices are adequately disclosed, Glass Lewis will recommend supporting the company’s approach. If, however, those specific policies and practices fail to demonstrably link compensation with performance, Glass Lewis will generally recommend voting against the say-on-pay proposal.
Glass Lewis reviews say-on-pay proposals on both a qualitative basis and a quantitative basis, with a focus on several main areas:
•The overall design and structure of the company’s executive compensation programs including selection and challenging nature of performance metrics;
•The implementation and effectiveness of the company’s executive compensation programs including pay mix and use of performance metrics in determining pay levels;
•The quality and content of the company’s disclosure;
•The quantum paid to executives; and
•The link between compensation and performance as indicated by the company’s current and past pay-for-performance grades.
We also review any significant changes or modifications, including post fiscal year-end changes and one-time awards, particularly where the changes touch upon issues that are material to Glass Lewis recommendations.
Say-on-Pay Voting Recommendations
In cases where we find deficiencies in a company’s compensation program’s design, implementation or management, we will recommend that shareholders vote against the say-on-pay proposal. Generally such instances include evidence of a pattern of poor pay-for-performance practices (i.e., deficient or failing pay-for-performance grades), unclear or questionable disclosure regarding the overall compensation structure (e.g., limited information regarding benchmarking processes, limited rationale for bonus performance metrics and targets, etc.), questionable adjustments to certain aspects of the overall compensation structure (e.g., limited rationale for significant changes to performance targets or metrics, the payout of guaranteed bonuses or sizable retention grants, etc.), and/or other egregious compensation practices.
Although not an exhaustive list, the following issues when weighed together may cause Glass Lewis to recommend voting against a say-on-pay vote:
•Inappropriate or outsized self-selected peer groups and/or benchmarking issues such as compensation targets set well above the median without adequate justification;
•Egregious or excessive bonuses, equity awards or severance payments, including golden handshakes and golden parachutes;
•Insufficient response to low shareholder support;
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•Problematic contractual payments, such as guaranteed bonuses;
•Insufficiently challenging performance targets and/or high potential payout opportunities;
•Performance targets lowered without justification;
•Discretionary bonuses paid when short- or long-term incentive plan targets were not met;
•Executive pay high relative to peers not justified by outstanding company performance; and
•The terms of the long-term incentive plans are inappropriate (please see “Long-Term Incentives”).
The aforementioned issues may also influence Glass Lewis’ assessment of the structure of a company’s compensation program. We evaluate structure on a “Good, Fair, Poor” rating scale whereby a “Good” rating represents a compensation program with little to no concerns, a “Fair” rating represents a compensation program with some concerns and a “Poor” rating represents a compensation program that deviates significantly from best practice or contains one or more egregious compensation practices.
We believe that it is important for companies to provide investors with clear and complete disclosure of all the significant terms of compensation arrangements. Similar to structure, we evaluate disclosure on a “Good, Fair, Poor” rating scale whereby a “Good” rating represents a thorough discussion of all elements of compensation, a “Fair” rating represents an adequate discussion of all or most elements of compensation and a “Poor” rating represents an incomplete or absent discussion of compensation. In instances where a company has simply failed to provide sufficient disclosure of its policies, we may recommend shareholders vote against this proposal solely on this basis, regardless of the appropriateness of compensation levels.
In general, most companies will fall within the “Fair” range for both structure and disclosure, and Glass Lewis largely uses the “Good” and “Poor” ratings to highlight outliers.
Where we identify egregious compensation practices, we may also recommend voting against the compensation committee based on the practices or actions of its members during the year. Such practices may include: approving large one-off payments, the inappropriate, unjustified use of discretion, or sustained poor pay for performance practices. (Refer to the section on "Compensation Committee Performance" for more information.)
Company Responsiveness
For companies that receive a significant level of shareholder opposition (20% or greater) to the say-on-pay proposal at the previous annual meeting, we believe the board should demonstrate some level of engagement and responsiveness to the shareholder concerns behind the disapproval, particularly in response to shareholder feedback.
While we recognize that sweeping changes cannot be made to a compensation program without due consideration, and that often a majority of shareholders may have voted in favor of the proposal, given that the average approval rate for say-on-pay proposals is about 90%, we believe the compensation committee should provide some level of response to a significant vote against. In general, our expectations regarding the minimum appropriate levels of responsiveness will correspond with the level of shareholder opposition, as expressed both through the magnitude of opposition in a single year, and through the persistence of shareholder disapproval over time.
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Responses we consider appropriate include engaging with large shareholders to identify their concerns, and, where reasonable, implementing changes that directly address those concerns within the company’s compensation program. In the absence of any evidence that the board is actively engaging shareholders on these issues and responding accordingly, we may recommend holding compensation committee members accountable for failing to adequately respond to shareholder opposition. Regarding such recommendations, careful consideration will be given to the level of shareholder protest and the severity and history of compensation.
Pay for Performance
Glass Lewis believes an integral part of a well-structured compensation package is a successful link between pay and performance. Our proprietary pay-for-performance model was developed to better evaluate the link between pay and performance. Generally, compensation and performance are measured against a peer group of appropriate companies that may overlap, to a certain extent, with a company’s self-disclosed peers. This quantitative analysis provides a consistent framework and historical context for our clients to determine how well companies link executive compensation to relative performance. Companies that demonstrate a weaker link are more likely to receive a negative recommendation; however, other qualitative factors such as overall incentive structure, significant forthcoming changes to the compensation program or reasonable long-term payout levels may mitigate our concerns to a certain extent.
While we assign companies a letter grade of A, B, C, D or F based on the alignment between pay and performance, the grades derived from the Glass Lewis pay-for-performance analysis do not follow the traditional U.S. school letter grade system. Rather, the grades are generally interpreted as follows:
Grade of A: The company’s percentile rank for pay is significantly less than its percentile rank for performance
Grade of B: The company’s percentile rank for pay is moderately less than its percentile rank for performance
Grade of C: The company’s percentile rank for pay is approximately aligned with its percentile rank for          performance
Grade of D: The company’s percentile rank for pay is higher than its percentile rank for performance
Grade of F: The company’s percentile rank for pay is significantly higher than its percentile rank for performance
For the avoidance of confusion, the above grades encompass the relationship between a company’s percentile rank for pay and its percentile rank in performance. Separately, a specific comparison between the company’s executive pay and its peers’ executive pay levels is discussed in the analysis for additional insight into the grade. Likewise, a specific comparison between the company’s performance and its peers’ performance is reflected in the analysis for further context.
We also use this analysis to inform our voting decisions on say-on-pay proposals. As such, if a company receives a “D” or “F” from our proprietary model, we are more likely to recommend that shareholders vote against the say-on-pay proposal. However, other qualitative factors such as an effective overall incentive structure, the relevance of selected performance metrics, significant forthcoming enhancements or reasonable long-term payout levels may give us cause to recommend in favor of a proposal even when we have identified a disconnect between pay and performance.
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In determining the peer groups used in our A-F pay-for-performance letter grades, Glass Lewis utilizes a proprietary methodology that considers both country-based and sector-based peers, along with each company’s network of self-disclosed peers. Each component is considered on a weighted basis and is subject to size-based ranking and screening. The peer groups used are provided to Glass Lewis by Diligent Intel based on Glass Lewis’ methodology and using Diligent Intel’s data.
Selecting an appropriate peer group to analyze a company’s compensation program is a subjective determination, requiring significant judgment and on which there is not a “correct” answer. Since the peer group used is based on an independent, proprietary technique, it will often differ from the one used by the company which, in turn, will affect the resulting analyses. While Glass Lewis believes that the independent, rigorous methodology it uses provides a valuable perspective on the company’s compensation program, the company’s self-selected peer group is also presented in the Proxy Paper for comparative purposes.
Short-Term Incentives
A short-term bonus or incentive (STI) should be demonstrably tied to performance. Whenever possible, we believe a mix of corporate and individual performance measures is appropriate. We would normally expect performance measures for STIs to be based on company-wide or divisional financial measures as well as non-financial factors such as those related to safety, environmental issues, and customer satisfaction. While we recognize that companies operating in different sectors or markets may seek to utilize a wide range of metrics, we expect such measures to be appropriately tied to a company’s business drivers.
Further, the threshold, target and maximum performance goals and corresponding payout levels that can be achieved under STI plans should be disclosed. Shareholders should expect stretching performance targets for the maximum award to be achieved. Any increase in the potential target and maximum award should be clearly justified to shareholders, as should any decrease in target and maximum performance levels from the previous year.
Glass Lewis recognizes that disclosure of some measures or performance targets may include commercially confidential information. Therefore, we believe it may be reasonable to exclude such information in some cases as long as the company provides sufficient justification for non-disclosure. However, where a short-term bonus has been paid, companies should disclose the extent to which performance has been achieved against relevant targets, including disclosure of the actual target achieved.
Where management has received significant short-term incentive payments but overall performance and/or the shareholder experience over the measurement year prima facie appears to be poor or negative, we believe the company should provide a clear explanation of why these significant short-term payments were made. We also believe any significant changes to the program structure should be accompanied by rationalizing disclosure. Further, where a company has applied upward discretion, which includes lowering goals mid-year, increasing calculated payouts or retroactively pro-rating performance periods, we expect a robust discussion of why the decision was necessary. In addition, we believe that where companies use non-GAAP or bespoke metrics, clear reconciliations between these figures and GAAP figures in audited financial statement should be provided. Adjustments to GAAP figures may be considered in Glass Lewis’ assessment of the effectiveness of the incentive at tying executive pay with performance.
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Given the pervasiveness of non-formulaic plans in this market, we do not generally recommend against a pay program on this basis alone. If a company has chosen to rely primarily on a subjective assessment or the board’s discretion in determining short-term bonuses, we believe that the proxy statement should provide a meaningful discussion of the board’s rationale in determining the bonuses paid as well as a rationale for the use of a non-formulaic mechanism. Particularly where the aforementioned disclosures are substantial and satisfactory, such a structure will not provoke serious concern in our analysis on its own. However, in conjunction with other significant issues in a program’s design or operation, such as a disconnect between pay and performance, the absence of a cap on payouts, or a lack of performance-based long-term awards, the use of a non-formulaic bonus may help drive a negative recommendation.
Long-Term Incentives
Glass Lewis recognizes the value of equity-based incentive programs, which are often the primary long-term incentive for executives. When used appropriately, they can provide a vehicle for linking an executive’s pay to company performance, thereby aligning their interests with those of shareholders. In addition, equity-based compensation can be an effective way to attract, retain and motivate key employees.
There are certain elements that Glass Lewis believes are common to most well-structured long-term incentive (LTI) plans. These include:
•No re-testing or lowering of performance conditions;
•Performance metrics that cannot be easily manipulated by management;
•Two or more performance metrics;
•At least one relative performance metric that compares the company’s performance to a relevant peer group or index;
•Performance periods of at least three years;
•Stretching metrics that incentivize executives to strive for outstanding performance while not encouraging excessive risk-taking;
•Individual award limits expressed as a percentage of base salary; and
•Equity granting practices that are clearly disclosed.
In evaluating long-term incentive grants, Glass Lewis generally believes that a significant portion of the grant should consist of performance-based awards, putting a portion of executive compensation at-risk and demonstrably linked to the performance of the company. While we will consistently raise concern with programs that do not meet this criterion, we may refrain from a negative recommendation in the absence of other significant issues with the program’s design or operation. However, in cases where performance-based awards are significantly rolled back or eliminated from a company’s long-term incentive plan, such decisions will generally be viewed negatively outside of exceptional circumstances, and may lead to a recommendation against the proposal.
Performance measures should be carefully selected and should relate to the specific business/industry in which the company operates and, especially, to the key value drivers of the company’s business. As with short-term incentive plans, the basis for any adjustments to metrics or results should be clearly explained, as should the company’s judgment on the use of discretion and any significant changes to the performance program structure.
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While cognizant of the inherent complexity of certain performance metrics, Glass Lewis generally believes that measuring a company’s performance with multiple metrics serves to provide a more complete picture of the company’s performance than a single metric. Further, reliance on just one metric may focus too much management attention on a single target and is therefore more susceptible to manipulation. When utilized for relative measurements, external benchmarks such as a sector index or peer group should be disclosed and transparent. The rationale behind the selection of a specific index or peer group should also be disclosed. Internal performance benchmarks should also be disclosed and transparent, unless a cogent case for confidentiality is made and fully explained. Similarly, actual performance and vesting levels for previous grants earned during the fiscal year should be disclosed.
We also believe shareholders should evaluate the relative success of a company’s compensation programs, particularly with regard to existing equity-based incentive plans, in linking pay and performance when evaluating potential changes to LTI plans and determining the impact of additional stock awards. We will therefore review the company’s pay-for-performance grade (see below for more information) and specifically the proportion of total compensation that is stock-based.
Grants of Front-Loaded Awards
Many U.S. companies have chosen to provide large grants, usually in the form of equity awards, that are intended to serve as compensation for multiple years. This practice, often called front-loading, is taken up either in the regular course of business or as a response to specific business conditions and with a predetermined objective. We believe shareholders should generally be wary of this approach, and we accordingly weigh these grants with particular scrutiny.
While the use of front-loaded awards is intended to lock-in executive service and incentives, the same rigidity also raises the risk of effectively tying the hands of the compensation committee. As compared with a more responsive annual granting schedule program, front-loaded awards may preclude improvements or changes to reflect evolving business strategies. The considerable emphasis on a single grant can place intense pressures on every facet of its design, amplifying any potential perverse incentives and creating greater room for unintended consequences. In particular, provisions around changes of control or separations of service must ensure that executives do not receive excessive payouts that do not reflect shareholder experience or company performance.
We consider a company’s rationale for granting awards under this structure and also expect any front-loaded awards to include a firm commitment not to grant additional awards for a defined period, as is commonly associated with this practice. Even when such a commitment is provided, unexpected circumstances may lead the board to make additional payments or awards for retention purposes, or to incentivize management towards more realistic goals or a revised strategy. If a company breaks its commitment not to grant further awards, we may recommend against the pay program unless a convincing rationale is provided.
The multiyear nature of these awards generally lends itself to significantly higher compensation figures in the year of grant than might otherwise be expected. In our qualitative analysis of the grants of front-loaded awards to executives, Glass Lewis considers the quantum of the award on an annualized basis and may compare this result to the prior practice and peer data, among other benchmarks. Additionally, for awards that are granted in the form of equity, Glass Lewis may consider the total potential dilutive effect of such award on shareholders.
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Linking Executive Pay to Environmental and Social Criteria
Glass Lewis believes that explicit environmental and/or social (E&S) criteria in executive incentive plans, when used appropriately, can serve to provide both executives and shareholders a clear line of sight into a company’s ESG strategy, ambitions, and targets. Although we are strongly supportive of companies’ incorporation of material E&S risks and opportunities in their long-term strategic planning, we believe that the inclusion of E&S metrics in compensation programs should be predicated on each company’s unique circumstances. In order to establish a meaningful link between pay and performance, companies must consider factors including their industry, size, risk profile, maturity, performance, financial condition, and any other relevant internal or external factors.
When a company is introducing E&S criteria into executive incentive plans, we believe it is important that companies provide shareholders with sufficient disclosure to allow them to understand how these criteria align with its strategy. Additionally, Glass Lewis recognizes that there may be situations where certain E&S performance criteria are reasonably viewed as prerequisites for executive performance, as opposed to behaviors and conditions that need to be incentivized. For example, we believe that shareholders should interrogate the use of metrics that award executives for ethical behavior or compliance with policies and regulations. It is our view that companies should provide shareholders with disclosures that clearly lay out the rationale for selecting specific E&S metrics, the target-setting process, and corresponding payout opportunities. Further, particularly in the case of qualitative metrics, we believe that shareholders should be provided with a clear understanding of the basis on which the criteria will be assessed. Where quantitative targets have been set, we believe that shareholders are best served when these are disclosed on an ex-ante basis, or the board should outline why it believes it is unable to do so.
While we believe that companies should generally set long-term targets for their environmental and social ambitions, we are mindful that not all compensation schemes lend themselves to the inclusion of E&S metrics. We also are of the view that companies should retain flexibility in not only choosing to incorporate E&S metrics in their compensation plans, but also in the placement of these metrics. For example, some companies may resolve that including E&S criteria in the annual bonus may help to incentivize the achievement of short-term milestones and allow for more maneuverability in strategic adjustments to long-term goals. Other companies may determine that their long-term sustainability targets are best achieved by incentivizing executives through metrics included in their long-term incentive plans.
One-Time Awards
Glass Lewis believes shareholders should generally be wary of awards granted outside of the standard incentive schemes, as such awards have the potential to undermine the integrity of a company’s regular incentive plans or the link between pay and performance, or both. We generally believe that if the existing incentive programs fail to provide adequate incentives to executives, companies should redesign their compensation programs rather than make additional grants.
However, we recognize that in certain circumstances, additional incentives may be appropriate. In these cases, companies should provide a thorough description of the awards, including a cogent and convincing explanation of their necessity and why existing awards do not provide sufficient motivation. Further, such awards should be tied to future service and performance whenever possible.
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Additionally, we believe companies making supplemental or one-time awards should also describe if and how the regular compensation arrangements will be affected by these additional grants. In reviewing a company’s use of supplemental awards, Glass Lewis will evaluate the terms and size of the grants in the context of the company’s overall incentive strategy and granting practices, as well as the current operating environment.
Contractual Payments and Arrangements
Beyond the quantum of contractual payments, Glass Lewis will also consider the design of any entitlements. Certain executive employment terms may help to drive a negative recommendation, including, but not limited to:
•Excessively broad change in control triggers;
•Inappropriate severance entitlements;
•Inadequately explained or excessive sign-on arrangements;
•Guaranteed bonuses (especially as a multiyear occurrence); and
•Failure to address any concerning practices in amended employment agreements.
In general, we are wary of terms that are excessively restrictive in favor of the executive, or that could potentially incentivize behaviors that are not in a company’s best interest.
Sign-on Awards and Severance Benefits
We acknowledge that there may be certain costs associated with transitions at the executive level. In evaluating the size of severance and sign-on arrangements, we may consider the executive’s regular target compensation level, or the sums paid to other executives (including the recipient’s predecessor, where applicable) in evaluating the appropriateness of such an arrangement.
We believe sign-on arrangements should be clearly disclosed and accompanied by a meaningful explanation of the payments and the process by which the amounts were reached. Further, the details of and basis for any “make-whole” payments (paid as compensation for awards forfeited from a previous employer) should be provided.
With respect to severance, we believe companies should abide by predetermined payouts in most circumstances. While in limited circumstances some deviations may not be inappropriate, we believe shareholders should be provided with a meaningful explanation of any additional or increased benefits agreed upon outside of regular arrangements. However, where Glass Lewis determines that such predetermined payouts are particularly problematic or unfavorable to shareholders, we may consider the execution of such payments in a negative recommendation for the advisory vote on executive compensation.
In the U.S. market, most companies maintain severance entitlements based on a multiple of salary and, in many cases, bonus. In almost all instances we see, the relevant multiple is three or less, even in the case of a change in control. We believe the basis and total value of severance should be reasonable and should not exceed the upper limit of general market practice. We consider the inclusion of long-term incentives in cash severance calculations to be inappropriate, particularly given the commonality of accelerated vesting and the proportional weight of long-term incentives as a component of total pay. Additional considerations, however, will be accounted for when reviewing atypically structured compensation approaches.
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Change in Control
Glass Lewis considers double-trigger change in control arrangements, which require both a change in control and termination or constructive termination, to be best practice. Any arrangement that is not explicitly double-trigger may be considered a single-trigger or modified single-trigger arrangement.
Further, we believe that excessively broad definitions of change in control are potentially problematic as they may lead to situations where executives receive additional compensation where no meaningful change in status or duties has occurred.
Excise Tax Gross-ups
Among other entitlements, Glass Lewis is strongly opposed to excise tax gross-ups related to IRC § 4999 and their expansion, especially where no consideration is given to the safe harbor limit. We believe that under no normal circumstance is the inclusion of excise tax gross-up provisions in new agreements or the addition of such provisions to amended agreements acceptable. In consideration of the fact that minor increases in change-in-control payments can lead to disproportionately large excise taxes, the potential negative impact of tax gross-ups far outweighs any retentive benefit.
Depending on the circumstances, the addition of new gross-ups around this excise tax may lead to negative recommendations for a company’s say-on-pay proposal, the chair of the compensation committee, or the entire committee, particularly in cases where a company had committed not to provide any such entitlements in the future. For situations in which the addition of new excise tax gross ups will be provided in connection with a specific change-in-control transaction, this policy may be applied to the say-on-pay proposal, the golden parachute proposal and recommendations related to the compensation committee for all involved corporate parties, as appropriate.
Amended Employment Agreements
Any contractual arrangements providing for problematic pay practices which are not addressed in materially amended employment agreements will potentially be viewed by Glass Lewis as a missed opportunity on the part of the company to align its policies with current best practices. Such problematic pay practices include, but are not limited to, excessive change in control entitlements, modified single-trigger change in control entitlements, excise tax gross-ups, and multi-year guaranteed awards.
Recoupment Provisions (Clawbacks)
Section 954 of the Dodd-Frank Act requires the SEC to create a rule requiring listed companies to adopt policies for recouping certain compensation during a three-year look-back period. The rule is more stringent than Section 304 of the Sarbanes-Oxley Act and applies to incentive-based compensation paid to current or former executives in the case of a financial restatement — specifically, the recoupment provision applies in cases where the company is required to prepare an accounting restatement due to erroneous data resulting from material non-compliance with any financial reporting requirements under the securities laws. Although the SEC has yet to finalize the relevant rules, we believe it is prudent for boards to adopt detailed bonus recoupment policies that go beyond Section 304 of the Sarbanes-Oxley Act to prevent executives from retaining performance-based awards that were not truly earned.
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We are increasingly focusing attention on the specific terms of recoupment policies beyond whether a company maintains a clawback that simply satisfies the minimum legal requirements. We believe that clawbacks should be triggered, at a minimum, in the event of a restatement of financial results or similar revision of performance indicators upon which bonuses were based. Such policies allow the board to review all performance-related bonuses and awards made to senior executives during a specified lookback period and, to the extent feasible, allow the company to recoup such bonuses where appropriate. Notwithstanding the foregoing, in cases where a company maintains only a bare-minimum clawback, the absence of more expansive recoupment tools may inform our overall view of the compensation program.
Hedging of Stock
Glass Lewis believes that the hedging of shares by executives in the shares of the companies where they are employed severs the alignment of interests of the executive with shareholders. We believe companies should adopt strict policies to prohibit executives from hedging the economic risk associated with their share ownership in the company.
Pledging of Stock
Glass Lewis believes that shareholders should examine the facts and circumstances of each company rather than apply a one-size-fits-all policy regarding employee stock pledging. Glass Lewis believes that shareholders benefit when employees, particularly senior executives, have meaningful financial interest in the success of the company under their management, and therefore we recognize the benefits of measures designed to encourage employees to both buy shares out of their own pocket and to retain shares they have been granted; blanket policies prohibiting stock pledging may discourage executives and employees from doing either.
However, we also recognize that the pledging of shares can present a risk that, depending on a host of factors, an executive with significant pledged shares and limited other assets may have an incentive to take steps to avoid a forced sale of shares in the face of a rapid stock price decline. Therefore, to avoid substantial losses from a forced sale to meet the terms of the loan, the executive may have an incentive to boost the stock price in the short term in a manner that is unsustainable, thus hurting shareholders in the long-term. We also recognize concerns regarding pledging may not apply to less senior employees, given the latter group’s significantly more limited influence over a company’s stock price. Therefore, we believe that the issue of pledging shares should be reviewed in that context, as should policies that distinguish between the two groups.
Glass Lewis believes that the benefits of stock ownership by executives and employees may outweigh the risks of stock pledging, depending on many factors. As such, Glass Lewis reviews all relevant factors in evaluating proposed policies, limitations and prohibitions on pledging stock, including:
•The number of shares pledged;
•The percentage executives’ pledged shares are of outstanding shares;
•The percentage executives’ pledged shares are of each executive’s shares and total assets;
•Whether the pledged shares were purchased by the employee or granted by the company;
•Whether there are different policies for purchased and granted shares;
•Whether the granted shares were time-based or performance-based;
•The overall governance profile of the company;
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•The volatility of the company’s stock (in order to determine the likelihood of a sudden stock price drop);
•The nature and cyclicality, if applicable, of the company’s industry;
•The participation and eligibility of executives and employees in pledging;
•The company’s current policies regarding pledging and any waiver from these policies for employees and executives; and
•Disclosure of the extent of any pledging, particularly among senior executives.
Compensation Consultant Independence
As mandated by Section 952 of the Dodd-Frank Act, as of January 11, 2013, the SEC approved new listing requirements for both the NYSE and NASDAQ which require compensation committees to consider six factors (https://www.sec.gov/rules/final/2012/33-9330.pdf, p.31-32) in assessing compensation advisor independence. According to the SEC, “no one factor should be viewed as a determinative factor.” Glass Lewis believes this six-factor assessment is an important process for every compensation committee to undertake but believes companies employing a consultant for board compensation, consulting and other corporate services should provide clear disclosure beyond just a reference to examining the six points, in order to allow shareholders to review the specific aspects of the various consultant relationships.
We believe compensation consultants are engaged to provide objective, disinterested, expert advice to the compensation committee. When the consultant or its affiliates receive substantial income from providing other services to the company, we believe the potential for a conflict of interest arises and the independence of the consultant may be jeopardized. Therefore, Glass Lewis will, when relevant, note the potential for a conflict of interest when the fees paid to the advisor or its affiliates for other services exceeds those paid for compensation consulting.
CEO Pay Ratio
As mandated by Section 953(b) of the Dodd-Frank Wall Street Consumer and Protection Act, beginning in 2018, issuers will be required to disclose the median annual total compensation of all employees except the CEO, the total annual compensation of the CEO or equivalent position, and the ratio between the two amounts. Glass Lewis will display the pay ratio as a data point in our Proxy Papers, as available. While we recognize that the pay ratio has the potential to provide additional insight when assessing a company’s pay practices, at this time it will not be a determinative factor in our voting recommendations.
Frequency of Say-on-Pay
The Dodd-Frank Act also requires companies to allow shareholders a non-binding vote on the frequency of say-on-pay votes (i.e., every one, two or three years). Additionally, Dodd-Frank requires companies to hold such votes on the frequency of say-on-pay votes at least once every six years.
We believe companies should submit say-on-pay votes to shareholders every year. We believe that the time and financial burdens to a company with regard to an annual vote are relatively small and incremental and are outweighed by the benefits to shareholders through more frequent accountability. Implementing biannual or triennial votes on executive compensation limits shareholders’ ability to hold
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the board accountable for its compensation practices through means other than voting against the compensation committee. Unless a company provides a compelling rationale or unique circumstances for say-on-pay votes less frequent than annually, we will generally recommend that shareholders support annual votes on compensation.
Vote on Golden Parachute Arrangements
The Dodd-Frank Act also requires companies to provide shareholders with a separate non-binding vote on approval of golden parachute compensation arrangements in connection with certain change-in-control transactions. However, if the golden parachute arrangements have previously been subject to a say-on-pay vote which shareholders approved, then this required vote is waived.
Glass Lewis believes the narrative and tabular disclosure of golden parachute arrangements benefits all shareholders. Glass Lewis analyzes each golden parachute arrangement on a case-by-case basis, taking into account, among other items: the nature of the change-in-control transaction, the ultimate value of the payments particularly compared to the value of the transaction, any excise tax gross-up obligations, the tenure and position of the executives in question before and after the transaction, any new or amended employment agreements entered into in connection with the transaction, and the type of triggers involved (i.e., single vs. double). In cases where new problematic features, such as excise tax gross-up obligations, are introduced in a golden parachute proposal, such features may contribute to a negative recommendation not only for the golden parachute proposal under review, but for the next say-on-pay proposal of any involved corporate parties, as well as recommendations against their compensation committee as appropriate.
Equity-Based Compensation Plan Proposals
We believe that equity compensation awards, when not abused, are useful for retaining employees and providing an incentive for them to act in a way that will improve company performance. Glass Lewis recognizes that equity-based compensation plans are critical components of a company’s overall compensation program, and we analyze such plans accordingly based on both quantitative and qualitative factors.
Our quantitative analysis assesses the plan’s cost and the company’s pace of granting utilizing a number of different analyses, comparing the program with absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.
We compare the program’s expected annual expense with the business’s operating metrics to help determine whether the plan is excessive in light of company performance. We also compare the plan’s expected annual cost to the enterprise value of the firm rather than to market capitalization because the employees, managers and directors of the firm contribute to the creation of enterprise value but not necessarily market capitalization (the biggest difference is seen where cash represents the vast majority of market capitalization). Finally, we do not rely exclusively on relative comparisons with
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averages because, in addition to creeping averages serving to inflate compensation, we believe that some absolute limits are warranted.
We then consider qualitative aspects of the plan such as plan administration, the method and terms of exercise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions. We also closely review the choice and use of, and difficulty in meeting, the awards’ performance metrics and targets, if any. We believe significant changes to the terms of a plan should be explained for shareholders and clearly indicated. Other factors such as a company’s size and operating environment may also be relevant in assessing the severity of concerns or the benefits of certain changes. Finally, we may consider a company’s executive compensation practices in certain situations, as applicable.
We evaluate equity plans based on certain overarching principles:
•Companies should seek more shares only when needed;
•Requested share amounts should be small enough that companies seek shareholder approval every three to four years (or more frequently);
•If a plan is relatively expensive, it should not grant options solely to senior executives and board members;
•Dilution of annual net share count or voting power, along with the “overhang” of incentive plans, should be limited;
•Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group;
•The expected annual cost of the plan should be proportional to the business’s value;
•The intrinsic value that option grantees received in the past should be reasonable compared with the business’s financial results;
•Plans should not permit re-pricing of stock options;
•Plans should not contain excessively liberal administrative or payment terms;
•Plans should not count shares in ways that understate the potential dilution, or cost, to common shareholders. This refers to “inverse” full-value award multipliers;
•Selected performance metrics should be challenging and appropriate, and should be subject to relative performance measurements; and
•Stock grants should be subject to minimum vesting and/or holding periods sufficient to ensure sustainable performance and promote retention.
Option Exchanges and Repricing
Glass Lewis is generally opposed to the repricing of employee and director options regardless of how it is accomplished. Employees should have some downside risk in their equity-based compensation program and repricing eliminates any such risk. As shareholders have substantial risk in owning stock, we believe that the equity compensation of employees and directors should be similarly situated to align their interests with those of shareholders. We believe this will facilitate appropriate risk- and opportunity-taking for the company by employees.
We are concerned that option grantees who believe they will be “rescued” from underwater options will be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters a stock option’s value because options that will practically never expire deeply out of the money are worth far more than options that carry a risk of expiration.
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In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck.
There is one circumstance in which a repricing or option exchange program may be acceptable: if macroeconomic or industry trends, rather than specific company issues, cause a stock’s value to decline dramatically and the repricing is necessary to motivate and retain employees. In viewing the company’s stock decline as part of a larger trend, we would expect the impact to approximately reflect the market or industry price decline in terms of timing and magnitude. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original “bargain” was struck. In such a scenario, we may opt to support a repricing or option exchange program only if sufficient conditions are met. We are largely concerned with the inclusion of the following features:
•Officers and board members cannot participate in the program; and
•The exchange is value-neutral or value-creative to shareholders using very conservative assumptions.
•In our evaluation of the appropriateness of the program design, we also consider the inclusion of the following features:
•The vesting requirements on exchanged or repriced options are extended beyond one year;
•Shares reserved for options that are reacquired in an option exchange will permanently retire (i.e., will not be available for future grants) so as to prevent additional shareholder dilution in the future; and
•Management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.
Option Backdating, Spring-Loading and Bullet-Dodging
Glass Lewis views option backdating, and the related practices of spring-loading and bullet-dodging, as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to repricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return.
Backdating an option is the act of changing an option’s grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option. In past studies, Glass Lewis identified over 270 companies that have disclosed internal or government investigations into their past stock-option grants.
Spring-loading is granting stock options while in possession of material, positive information that has not been disclosed publicly. Bullet-dodging is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following the release of negative news, assuming the stock’s price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.
The exercise price for an option is determined on the day of grant, providing the recipient with the same market risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.
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A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option backdating can be an indication of poor internal controls. The study found that option backdating was more likely to occur at companies without a majority independent board and with a long-serving CEO; both factors, the study concluded, were associated with greater CEO influence on the company’s compensation and governance practices.42
Where a company granted backdated options to an executive who is also a director, Glass Lewis will recommend voting against that executive/director, regardless of who decided to make the award. In addition, Glass Lewis will recommend voting against those directors who either approved or allowed the backdating. Glass Lewis feels that executives and directors who either benefited from backdated options or authorized the practice have failed to act in the best interests of shareholders.
Given the severe tax and legal liabilities to the company from backdating, Glass Lewis will consider recommending voting against members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company’s financial reports.
When a company has engaged in spring-loading or bullet-dodging, Glass Lewis will consider recommending voting against the compensation committee members where there has been a pattern of granting options at or near historic lows. Glass Lewis will also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging.
Director Compensation Plans
Glass Lewis believes that non-employee directors should receive reasonable and appropriate compensation for the time and effort they spend serving on the board and its committees. However, a balance is required. Fees should be competitive in order to retain and attract qualified individuals, but excessive fees represent a financial cost to the company and potentially compromise the objectivity and independence of non-employee directors. We will consider recommending support for compensation plans that include option grants or other equity-based awards that help to align the interests of outside directors with those of shareholders. However, to ensure directors are not incentivized in the same manner as executives but rather serve as a check on imprudent risk-taking in executive compensation plan design, equity grants to directors should not be performance-based. Where an equity plan exclusively or primarily covers non-employee directors as participants, we do not believe that the plan should provide for performance-based awards in any capacity.
When non-employee director equity grants are covered by the same equity plan that applies to a company’s broader employee base, we will use our proprietary model and analyst review of this model to guide our voting recommendations. If such a plan broadly allows for performance-based awards to directors or explicitly provides for such grants, we may recommend against the overall plan on this basis, particularly if the company has granted performance-based awards to directors in past.
42 Lucian Bebchuk, Yaniv Grinstein and Urs Peyer. “LUCKY CEOs.” November, 2006.

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Employee Stock Purchase Plans
Glass Lewis believes that employee stock purchase plans (ESPPs) can provide employees with a sense of ownership in their company and help strengthen the alignment between the interests of employees and shareholders. We evaluate ESPPs by assessing the expected discount, purchase period, expected purchase activity (if previous activity has been disclosed) and whether the plan has a “lookback” feature. Except for the most extreme cases, Glass Lewis will generally support these plans given the regulatory purchase limit of $25,000 per employee per year, which we believe is reasonable. We also look at the number of shares requested to see if a ESPP will significantly contribute to overall shareholder dilution or if shareholders will not have a chance to approve the program for an excessive period of time. As such, we will generally recommend against ESPPs that contain “evergreen” provisions that automatically increase the number of shares available under the ESPP each year.
Executive Compensation Tax Deductibility — Amendment to IRC 162(M)
The “Tax Cut and Jobs Act” had significant implications on Section 162(m) of the Internal Revenue Code, a provision that allowed companies to deduct compensation in excess of $1 million for the CEO and the next three most highly compensated executive officers, excluding the CFO, if the compensation is performance-based and is paid under shareholder-approved plans. Glass Lewis does not generally view amendments to equity plans and changes to compensation programs in response to the elimination of tax deductions under 162(m) as problematic. This specifically holds true if such modifications contribute to the maintenance of a sound performance-based compensation program.
As grandfathered contracts may continue to be eligible for tax deductions under the transition rule for Section 162(m), companies may therefore submit incentive plans for shareholder approval to take of advantage of the tax deductibility afforded under 162(m) for certain types of compensation.
We believe the best practice for companies is to provide robust disclosure to shareholders so that they can make fully informed judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, we prefer that disclosure should include specific performance metrics, a maximum award pool, and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers.
We typically recommend voting against a 162(m) proposal where: (i) a company fails to provide at least a list of performance targets; (ii) a company fails to provide one of either a total maximum or an individual maximum; or (iii) the proposed plan or individual maximum award limit is excessive when compared with the plans of the company’s peers.
The company’s record of aligning pay with performance (as evaluated using our proprietary pay-for-performance model) also plays a role in our recommendation. Where a company has a record of setting reasonable pay relative to business performance, we generally recommend voting in favor of a plan even if the plan caps seem large relative to peers because we recognize the value in special pay arrangements for continued
exceptional performance.
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As with all other issues we review, our goal is to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders’ best interests to vote against such a plan and forgo the potential tax benefit since shareholder rejection of such plans will not curtail the awards; it will only prevent the tax deduction associated with them.

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Governance Structure and the Shareholder Franchise
Anti-Takeover Measures
Poison Pills (Shareholder Rights Plans)
Glass Lewis believes that poison pill plans are not generally in shareholders’ best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.
We believe boards should be given wide latitude in directing company activities and in charting the company’s course. However, on an issue such as this, where the link between the shareholders’ financial interests and their right to consider and accept buyout offers is substantial, we believe that shareholders should be allowed to vote on whether they support such a plan’s implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice is the only way to safeguard their interests.
In certain circumstances, we will support a poison pill that is limited in scope to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable qualifying offer clause. We will consider supporting a poison pill plan if the qualifying offer clause includes each of the following attributes:
•The form of offer is not required to be an all-cash transaction;
•The offer is not required to remain open for more than 90 business days;
•The offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms;
•There is no fairness opinion requirement; and
•There is a low to no premium requirement.
Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.
NOL Poison Pills
Similarly, Glass Lewis may consider supporting a limited poison pill in the event that a company seeks shareholder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income, Section 382 of the Internal Revenue Code limits companies’ ability to use NOLs in the event of a “change of ownership.”43 In this case, a company may adopt or amend a poison pill (NOL pill) in order
43 Section 382 of the Internal Revenue Code refers to a “change of ownership” of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the “trafficking” of net operating losses.
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to prevent an inadvertent change of ownership by multiple investors purchasing small chunks of stock at the same time, and thereby preserve the ability to carry the NOLs forward. Often such NOL pills have trigger thresholds much lower than the common 15% or 20% thresholds, with some NOL pill triggers as low as 5%.
Glass Lewis evaluates NOL pills on a strictly case-by-case basis taking into consideration, among other factors, the value of the NOLs to the company, the likelihood of a change of ownership based on the size of the holding and the nature of the larger shareholders, the trigger threshold and whether the term of the plan is limited in duration (i.e., whether it contains a reasonable “sunset” provision) or is subject to periodic board review and/or shareholder ratification. In many cases, companies will propose the adoption of bylaw amendments specifically restricting certain share transfers, in addition to proposing the adoption of a NOL pill. In general, if we support the terms of a particular NOL pill, we will generally support the additional protective amendment in the absence of significant concerns with the specific terms of that proposal.
Furthermore, we believe that shareholders should be offered the opportunity to vote on any adoption or renewal of a NOL pill regardless of any potential tax benefit that it offers a company. As such, we will consider recommending voting against those members of the board who served at the time when an NOL pill was adopted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratification.
Fair Price Provisions
Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a specified percentage of a corporation’s common stock. The provision is intended to protect minority shareholder value when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the interests of the minority shareholders. The provision is generally applied against the acquirer unless the takeover is approved by a majority of ”continuing directors” and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.
The effect of a fair price provision is to require approval of any merger or business combination with an “interested shareholder” by 51% of the voting stock of the company, excluding the shares held by the interested shareholder. An interested shareholder is generally considered to be a holder of 10% or more of the company’s outstanding stock, but the trigger can vary.
Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested shareholder would be able to pay a lower price for the remaining shares of the company than he or she paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the potential costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time.
Glass Lewis believes that fair price provisions, while sometimes protecting shareholders from abuse in a takeover situation, more often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could significantly increase share price. In some cases,
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even the independent directors of the board cannot make exceptions when such exceptions may be in the best interests of shareholders. Given the existence of state law protections for minority shareholders such as Section 203 of the Delaware Corporations Code, we believe it is in the best interests of shareholders to remove fair price provisions.
Quorum Requirements
Glass Lewis believes that a company’s quorum requirement should be set at a level high enough to ensure that a broad range of shareholders are represented in person or by proxy, but low enough that the company can transact necessary business. Companies in the U.S. are generally subject to quorum requirements under the laws of their specific state of incorporation. Additionally, those companies listed on the NASDAQ Stock Market are required to specify a quorum in their bylaws, provided however that such quorum may not be less than one-third of outstanding shares. Prior to 2013, the New York Stock Exchange required a quorum of 50% for listed companies, although this requirement was dropped in recognition of individual state requirements and potential confusion for issuers. Delaware, for example, required companies to provide for a quorum of no less than one-third of outstanding shares; otherwise such quorum shall default to a majority.
We generally believe a majority of outstanding shares entitled to vote is an appropriate quorum for the transaction of business at shareholder meetings. However, should a company seek shareholder approval of a lower quorum requirement we will generally support a reduced quorum of at least one-third of shares entitled to vote, either in person or by proxy. When evaluating such proposals, we also consider the specific facts and circumstances of the company, such as size and shareholder base.
Director and Officer Indemnification
While Glass Lewis strongly believes that directors and officers should be held to the highest standard when carrying out their duties to shareholders, some protection from liability is reasonable to protect them against certain suits so that these officers feel comfortable taking measured risks that may benefit shareholders. As such, we find it appropriate for a company to provide indemnification and/or enroll in liability insurance to cover its directors and officers so long as the terms of such agreements are reasonable.
Reincorporation
In general, Glass Lewis believes that the board is in the best position to determine the appropriate jurisdiction of incorporation for the company. When examining a management proposal to reincorporate to a different state or country, we review the relevant financial benefits, generally related to improved corporate tax treatment, as well as changes in corporate governance provisions, especially those relating to shareholder rights, resulting from the change in domicile. Where the financial benefits are de minimis and there is a decrease in shareholder rights, we will recommend voting against the transaction.
However, costly, shareholder-initiated reincorporations are typically not the best route to achieve the furtherance of shareholder rights. We believe shareholders are generally better served by proposing specific shareholder resolutions addressing pertinent issues which may be implemented at a lower cost,
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and perhaps even with board approval. However, when shareholders propose a shift into a jurisdiction with enhanced shareholder rights, Glass Lewis examines the significant ways would the company benefit from shifting jurisdictions including the following:
•Is the board sufficiently independent?
•Does the company have anti-takeover protections such as a poison pill or classified board in place?
•Has the board been previously unresponsive to shareholders (such as failing to implement a shareholder proposal that received majority shareholder support)?
•Do shareholders have the right to call special meetings of shareholders?
•Are there other material governance issues of concern at the company?
•Has the company’s performance matched or exceeded its peers in the past one and three years?
•How has the company ranked in Glass Lewis’ pay-for-performance analysis during the last three years?
•Does the company have an independent chair?
We note, however, that we will only support shareholder proposals to change a company’s place of incorporation in exceptional circumstances.
Exclusive Forum and Fee-Shifting Bylaw Provisions
Glass Lewis recognizes that companies may be subject to frivolous and opportunistic lawsuits, particularly in conjunction with a merger or acquisition, that are expensive and distracting. In response, companies have sought ways to prevent or limit the risk of such suits by adopting bylaws regarding where the suits must be brought or shifting the burden of the legal expenses to the plaintiff, if unsuccessful at trial.
Glass Lewis believes that charter or bylaw provisions limiting a shareholder’s choice of legal venue are not in the best interests of shareholders. Such clauses may effectively discourage the use of shareholder claims by increasing their associated costs and making them more difficult to pursue. As such, shareholders should be wary about approving any limitation on their legal recourse including limiting themselves to a single jurisdiction (e.g., Delaware or federal courts for matters arising under the Securities Act of 1933) without compelling evidence that it will benefit shareholders.
For this reason, we recommend that shareholders vote against any bylaw or charter amendment seeking to adopt an exclusive forum provision unless the company: (i) provides a compelling argument on why the provision would directly benefit shareholders; (ii) provides evidence of abuse of legal process in other, non-favored jurisdictions; (iii) narrowly tailors such provision to the risks involved; and (iv) maintains a strong record of good corporate governance practices.
Moreover, in the event a board seeks shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal, we will weigh the importance of the other bundled provisions when determining the vote recommendation on the proposal. We will nonetheless recommend voting against the chair of the governance committee for bundling disparate proposals into a single proposal (refer to our discussion of nominating and governance committee performance in Section I of the guidelines).
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Similarly, some companies have adopted bylaws requiring plaintiffs who sue the company and fail to receive a judgment in their favor pay the legal expenses of the company. These bylaws, also known as “fee-shifting” or “loser pays” bylaws, will likely have a chilling effect on even meritorious shareholder lawsuits as shareholders would face an strong financial disincentive not to sue a company. Glass Lewis therefore strongly opposes the adoption of such fee-shifting bylaws and, if adopted without shareholder approval, will recommend voting against the governance committee. While we note that in June of 2015 the State of Delaware banned the adoption of fee-shifting bylaws, such provisions could still be adopted by companies incorporated in other states.
Authorized Shares
Glass Lewis believes that adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock:
1.Stock Split — We typically consider three metrics when evaluating whether we think a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the company’s most common trading price over the past 52 weeks; and some absolute limits on stock price that, in our view, either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.
2.Shareholder Defenses — Additional authorized shares could be used to bolster takeover defenses such as a poison pill. Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.
3.Financing for Acquisitions — We look at whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.
4.Financing for Operations — We review the company’s cash position and its ability to secure financing through borrowing or other means. We look at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.
Issuing additional shares generally dilutes existing holders in most circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend against the authorization of additional shares. Similar concerns may also lead us to recommend against a proposal to conduct a reverse stock split if the board does not state that it will reduce the number of authorized common shares in a ratio proportionate to the split.
With regard to authorizations and/or increases in preferred shares, Glass Lewis is generally against such authorizations, which allow the board to determine the preferences, limitations and rights of the preferred shares (known as “blank-check preferred stock”). We believe that granting such broad discretion should be of concern to common shareholders, since blank-check preferred stock could be used as an anti-takeover device or in some other fashion that adversely affects the voting power or
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financial interests of common shareholders. Therefore, we will generally recommend voting against such requests, unless the company discloses a commitment to not use such shares as an anti-takeover defense or in a shareholder rights plan, or discloses a commitment to submit any shareholder rights plan to a shareholder vote prior to its adoption.
While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.
Advance Notice Requirements
We typically recommend that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.
These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. Advance notice requirements typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.
We believe shareholders should be able to review and vote on all proposals and director nominees. Shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business, are capable of identifying issues on which they have sufficient information and ignoring issues on which they have insufficient information. Setting arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes.
Virtual Shareholder Meetings
A growing contingent of companies have elected to hold shareholder meetings by virtual means only. Glass Lewis believes that virtual meeting technology can be a useful complement to a traditional, in-person shareholder meeting by expanding participation of shareholders who are unable to attend a shareholder meeting in person (i.e. a “hybrid meeting”). However, we also believe that virtual-only meetings have the potential to curb the ability of a company’s shareholders to meaningfully communicate with the company’s management.
Prominent shareholder rights advocates, including the Council of Institutional Investors, have expressed concerns that such virtual-only meetings do not approximate an in-person experience and may serve to reduce the board’s accountability to shareholders. When analyzing the governance profile of companies that choose to hold virtual-only meetings, we look for robust disclosure in a company’s proxy statement which assures shareholders that they will be afforded the same rights and opportunities to participate as they would at an in-person meeting.
Examples of effective disclosure include: (i) addressing the ability of shareholders to ask questions during the meeting, including time guidelines for shareholder questions, rules around what types of questions are allowed, and rules for how questions and comments will be recognized and disclosed to meeting participants; (ii) procedures, if any, for posting appropriate questions received during the meeting and the company’s answers, on the investor page of their website as soon as is practical after
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the meeting; (iii) addressing technical and logistical issues related to accessing the virtual meeting platform; and (iv) procedures for accessing technical support to assist in the event of any difficulties accessing the virtual meeting.
We will generally recommend voting against members of the governance committee where the board is planning to hold a virtual-only shareholder meeting and the company does not provide such disclosure.
Voting Structure
Multi-Class Share Structures
Glass Lewis believes multi-class voting structures are typically not in the best interests of common shareholders. Allowing one vote per share generally operates as a safeguard for common shareholders by ensuring that those who hold a significant minority of shares are able to weigh in on issues set forth by the board.
Furthermore, we believe that the economic stake of each shareholder should match their voting power and that no small group of shareholders, family or otherwise, should have voting rights different from those of other shareholders. On matters of governance and shareholder rights, we believe shareholders should have the power to speak and the opportunity to effect change. That power should not be concentrated in the hands of a few for reasons other than economic stake.
We generally consider a multi-class share structure to reflect negatively on a company’s overall corporate governance. Because we believe that companies should have share capital structures that protect the interests of non-controlling shareholders as well as any controlling entity, we typically recommend that shareholders vote in favor of recapitalization proposals to eliminate dual-class share structures. Similarly, we will generally recommend against proposals to adopt a new class of common stock. Beginning in 2022, we will recommend voting against the chair of the governance committee at companies with a multi-class share structure and unequal voting rights when the company does not provide for a reasonable sunset of the multi-class share structure (generally seven years or less).
In the case of a board that adopts a multi-class share structure in connection with an IPO, spin-off, or direct listing within the past year, we will generally recommend voting against all members of the board who served at the time of the IPO if the board: (i) did not also commit to submitting the multi-class structure to a shareholder vote at the company’s first shareholder meeting following the IPO; or (ii) did not provide for a reasonable sunset of the multi-class structure (generally seven years or less). If the multi-class share structure is put to a shareholder vote, we will examine the level of approval or disapproval attributed to unaffiliated shareholders when determining the vote outcome.
When analyzing voting results from meetings of shareholders at companies controlled through multi-class structures, we will carefully examine the level of approval or disapproval attributed to unaffiliated shareholders when determining whether board responsiveness is warranted. Where vote results indicate that a majority of unaffiliated shareholders supported a shareholder proposal or opposed a management proposal, we believe the board should demonstrate an appropriate level of responsiveness.
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Cumulative Voting
Cumulative voting increases the ability of minority shareholders to elect a director by allowing shareholders to cast as many shares of the stock they own multiplied by the number of directors to be elected. As companies generally have multiple nominees up for election, cumulative voting allows shareholders to cast all of their votes for a single nominee, or a smaller number of nominees than up for election, thereby raising the likelihood of electing one or more of their preferred nominees to the board. It can be important when a board is controlled by insiders or affiliates and where the company’s ownership structure includes one or more shareholders who control a majority-voting block of company stock.
Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.
We review cumulative voting proposals on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. But we typically find these proposals on ballots at companies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.
Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), Glass Lewis will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods. For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted anti-takeover protections and has been responsive to shareholders.
Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, Glass Lewis will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.
Supermajority Vote Requirements
Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. An example is in the takeover context, where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business. This in turn degrades share value and can limit the possibility of buyout premiums to shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority shareholders. We believe that a simple majority is appropriate to approve all matters presented to shareholders.
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Transaction of Other Business
We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before an annual or special meeting. In our opinion, granting unfettered discretion is unwise.
Anti-Greenmail Proposals
Glass Lewis will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision would generally require that a majority of shareholders other than the majority shareholder approve the buyback.
Mutual Funds: Investment Policies and Advisory Agreements
Glass Lewis believes that decisions about a fund’s structure and/or a fund’s relationship with its investment advisor or sub-advisors are generally best left to management and the members of the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. As such, we focus our analyses of such proposals on the following main areas:
•The terms of any amended advisory or sub-advisory agreement;
•Any changes in the fee structure paid to the investment advisor; and
•Any material changes to the fund’s investment objective or strategy.
We generally support amendments to a fund’s investment advisory agreement absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an investment advisor would be reason for us to consider recommending voting against a proposed amendment to an investment advisory agreement or fund reorganization. However, in certain cases, we are more inclined to support an increase in advisory fees if such increases result from being performance-based rather than asset-based. Furthermore, we generally support sub-advisory agreements between a fund’s advisor and sub-advisor, primarily because the fees received by the sub-advisor are paid by the advisor, and not by the fund.
In matters pertaining to a fund’s investment objective or strategy, we believe shareholders are best served when a fund’s objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, we generally recommend voting against amendments to a fund’s investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that is noticeably different than when originally purchased, and which could therefore potentially negatively impact some investors’ diversification strategies.
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Real Estate Investment Trusts
The complex organizational, operational, tax and compliance requirements of Real Estate Investment Trusts (REITs) provide for a unique shareholder evaluation. In simple terms, a REIT must have a minimum of 100 shareholders (the 100 Shareholder Test) and no more than 50% of the value of its shares can be held by five or fewer individuals (the “5/50 Test”). At least 75% of a REITs’ assets must be in real estate, it must derive 75% of its gross income from rents or mortgage interest, and it must pay out 90% of its taxable earnings as dividends. In addition, as a publicly traded security listed on a stock exchange, a REIT must comply with the same general listing requirements as a publicly traded equity.
In order to comply with such requirements, REITs typically include percentage ownership limitations in their organizational documents, usually in the range of 5% to 10% of the REITs outstanding shares. Given the complexities of REITs as an asset class, Glass Lewis applies a highly nuanced approach in our evaluation of REIT proposals, especially regarding changes in authorized share capital, including preferred stock.
Preferred Stock Issuances at REITs
Glass Lewis is generally against the authorization of "blank-check preferred stock." However, given the requirement that a REIT must distribute 90% of its net income annually, it is inhibited from retaining capital to make investments in its business. As such, we recognize that equity financing likely plays a key role in a REIT’s growth and creation of shareholder value. Moreover, shareholder concern regarding the use of preferred stock as an anti-takeover mechanism may be allayed by the fact that most REITs maintain ownership limitations in their certificates of incorporation. For these reasons, along with the fact that REITs typically do not engage in private placements of preferred stock (which result in the rights of common shareholders being adversely impacted), we may support requests to authorize shares of blank-check preferred stock at REITs.
Business Development Companies
Business Development Companies (BDCs) were created by the U.S. Congress in 1980; they are regulated under the Investment Company Act of 1940 and are taxed as regulated investment companies (RICs) under the Internal Revenue Code. BDCs typically operate as publicly traded private equity firms that invest in early stage to mature private companies as well as small public companies. BDCs realize operating income when their investments are sold off, and therefore maintain complex organizational, operational, tax and compliance requirements that are similar to those of REITs—the most evident of which is that BDCs must distribute at least 90% of their taxable earnings as dividends.

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Authorization to Sell Shares at a Price Below Net Asset Value
Considering that BDCs are required to distribute nearly all their earnings to shareholders, they sometimes need to offer additional shares of common stock in the public markets to finance operations and acquisitions. However, shareholder approval is required in order for a BDC to sell shares of common stock at a price below Net Asset Value (NAV). Glass Lewis evaluates these proposals using a case-by-case approach, but will recommend supporting such requests if the following conditions are met:
•The authorization to allow share issuances below NAV has an expiration date of one year or less from the date that shareholders approve the underlying proposal (i.e. the meeting date);
•The proposed discount below NAV is minimal (ideally no greater than 20%);
•The board specifies that the issuance will have a minimal or modest dilutive effect (ideally no greater than 25% of the company’s then-outstanding common stock prior to the issuance); and
•A majority of the company’s independent directors who do not have a financial interest in the issuance approve the sale.
In short, we believe BDCs should demonstrate a responsible approach to issuing shares below NAV, by proactively addressing shareholder concerns regarding the potential dilution of the requested share issuance, and explaining if and how the company’s past below-NAV share issuances have benefitted the company.
Auditor Ratification and Below-NAV Issuances
When a BDC submits a below-NAV issuance for shareholder approval, we will refrain from recommending against the audit committee chair for not including auditor ratification on the same ballot. Because of the unique way these proposals interact, votes may be tabulated in a manner that is not in shareholders’ interests. In cases where these proposals appear on the same ballot, auditor ratification is generally the only “routine proposal,” the presence of which triggers a scenario where broker non-votes may be counted toward shareholder quorum, with unintended consequences.
Under the 1940 Act, below-NAV issuance proposals require relatively high shareholder approval. Specifically, these proposals must be approved by the lesser of: (i) 67% of votes cast if a majority of shares are represented at the meeting; or (ii) a majority of outstanding shares. Meanwhile, any broker non-votes counted toward quorum will automatically be registered as “against” votes for purposes of this proposal. The unintended result can be a case where the issuance proposal is not approved, despite sufficient voting shares being cast in favor. Because broker non-votes result from a lack of voting instruction by the shareholder, we do not believe shareholders’ ability to weigh in on the selection of auditor outweighs the consequences of failing to approve an issuance proposal due to such technicality.
Special Purpose Acquisition Companies
Special Purpose Acquisition Companies (SPACs), also known as “blank check companies,” are publicly traded entities with no commercial operations and are formed specifically to pool funds in order to complete a merger or acquisition within a set time frame. In general, the acquisition target of a SPAC is either not yet identified or otherwise not explicitly disclosed to the public even when the founders of the
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SPAC may have at least one target in mind. Consequently, IPO investors often do not know what company they will ultimately be investing in.
SPACs are therefore very different from typical operating companies. Shareholders do not have the same expectations associated with an ordinary publicly traded company and executive officers of a SPAC typically do not continue in employment roles with an acquired company.
Extension of Business Combination Deadline
Governing documents of SPACs typically provide for the return of IPO proceeds to common shareholders if no qualifying business combination is consummated before a certain date. Because the time frames for the consummation of such transactions are relatively short, SPACs will sometimes hold special shareholder meetings at which shareholders are asked to extend the business combination deadline. In such cases, an acquisition target will typically have been identified, but additional time is required to allow management of the SPAC to finalize the terms of the deal.
Glass Lewis believes management and the board are generally in the best position to determine when the extension of a business combination deadline is needed. We therefore generally defer to the recommendation of management and support reasonable extension requests.
SPAC Board Independence
The board of directors of a SPAC’s acquisition target is in many cases already established prior to the business combination. In some cases, however, the board’s composition may change in connection with the business combination, including the potential addition of individuals who served in management roles with the SPAC. The role of a SPAC executive is unlike that of a typical operating company executive. Because the SPAC’s only business is identifying and executing an acquisition deal, the interests of a former SPAC executive are also different. Glass Lewis does not automatically consider a former SPAC executive to be affiliated with the acquired operating entity when their only position on the board of the combined entity is that of an otherwise independent director. Absent any evidence of an employment relationship or continuing material financial interest in the combined entity, we will therefore consider such directors to be independent.
Director Commitments of SPAC Executives
We believe the primary role of executive officers at SPACs is identifying acquisition targets for the SPAC and consummating a business combination. Given the nature of these executive roles and the limited business operations of SPACs, when a directors’ only executive role is at a SPAC, we will generally apply our higher limit for company directorships. As a result, we generally recommend that shareholders vote against a director who serves in an executive role only at a SPAC while serving on more than five public company boards.
Shareholder Proposals
Glass Lewis believes that shareholders should seek to promote governance structures that protect shareholders, support effective ESG oversight and reporting, and encourage director accountability. Accordingly, Glass Lewis places a significant emphasis on promoting transparency, robust governance
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structures and companies’ responsiveness to and engagement with shareholders. We also believe that companies should be transparent on how they are mitigating material ESG risks, including those related to climate change, human capital management, and stakeholder relations.
To that end, we evaluate all shareholder proposals on a case-by-case basis with a view to promoting long-term shareholder value. While we are generally supportive of those that promote board accountability, shareholder rights, and transparency, we consider all proposals in the context of a company’s unique operations and risk profile.
For a detailed review of our policies concerning compensation, environmental, social, and governance shareholder proposals, please refer to our comprehensive Proxy Paper Guidelines for Environmental, Social & Governance Initiatives, available at www.glasslewis.com/voting-policies-current/.
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Overall Approach to
Environmental, Social & Governance
Glass Lewis evaluates all environmental and social issues through the lens of long-term shareholder value. We believe that companies should be considering material environmental and social factors in all aspects of their operations and that companies should provide shareholders with disclosures that allow them to understand how these factors are being considered and how attendant risks are being mitigated. We also are of the view that governance is a critical factor in how companies manage environmental and social risks and opportunities and that a well-governed company will be generally managing these issues better than one without a governance structure that promotes board independence and accountability.
We believe part of the board’s role is to ensure that management conducts a complete risk analysis of company operations, including those that have material environmental and social implications. We believe that directors should monitor management’s performance in both capitalizing on environmental and social opportunities and mitigating environmental and social risks related to operations in order to best serve the interests of shareholders. Companies face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight thereof. Therefore, in cases where the board or management has neglected to take action on a pressing issue that could negatively impact shareholder value, we believe that shareholders should take necessary action in order to effect changes that will safeguard their financial interests.
Given the importance of the role of the board in executing a sustainable business strategy that allows for the realization of environmental and social opportunities and the mitigation of related risks, relating to environmental risks and opportunities, we believe shareholders should seek to promote governance structures that protect shareholders and promote director accountability. When management and the board have displayed disregard for environmental or social risks, have engaged in egregious or illegal conduct, or have failed to adequately respond to current or imminent environmental and social risks that threaten shareholder value, we believe shareholders should consider holding directors accountable. In such instances, we will generally recommend against responsible members of the board that are specifically charged with oversight of the issue in question.
When evaluating environmental and social factors that may be relevant to a given company, Glass Lewis does so in the context of the financial materiality of the issue to the company’s operations. We believe that all companies face risks associated with environmental and social issues. However, we recognize that these risks manifest themselves differently at each company as a result of a company’s operations, workforce, structure, and geography, among other factors. Accordingly, we place a significant emphasis on the financial implications of a company’s actions with regard to impacts on its stakeholders and the environment.
When evaluating environmental and social issues, Glass Lewis examines companies’:
Direct environmental and social risk — Companies should evaluate financial exposure to direct environmental risks associated with their operations. Examples of direct environmental risks include those associated with oil or gas spills, contamination, hazardous leakages, explosions, or reduced water or air quality, among others. Social risks may include non-inclusive employment policies, inadequate human rights policies, or issues that adversely affect the company’s stakeholders. Further,
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we believe that firms should consider their exposure to risks emanating from a broad range of issues, over which they may have no or only limited control, such as insurance companies being affected by increased storm severity and frequency resulting from climate change or membership in trade associations with controversial political ties.
Risk due to legislation and regulation — Companies should evaluate their exposure to changes or potential changes in regulation that affect current and planned operations. Regulation should be carefully monitored in all jurisdictions in which the company operates. We look closely at relevant and proposed legislation and evaluate whether the company has responded proactively.
Legal and reputational risk — Failure to take action on important environmental or social issues may carry the risk of inciting negative publicity and potentially costly litigation. While the effect of high-profile campaigns on shareholder value may not be directly measurable, we believe it is prudent for companies to carefully evaluate the potential impacts of the public perception of their impacts on stakeholders and the environment. When considering investigations and lawsuits, Glass Lewis is mindful that such matters may involve unadjudicated allegations or other charges that have not been resolved. Glass Lewis does not assume the truth of such allegations or charges or that the law has been violated. Instead, Glass Lewis focuses more broadly on whether, under the particular facts and circumstances presented, the nature and number of such concerns, lawsuits or investigations reflects on the risk profile of the company or suggests that appropriate risk mitigation measures may be warranted.
Governance risk — Inadequate oversight of environmental and social issues carries significant risks to companies. When leadership is ineffective or fails to thoroughly consider potential risks, such risks are likely unmitigated and could thus present substantial risks to the company, ultimately leading to loss of shareholder value.
Glass Lewis believes that one of the most crucial factors in analyzing the risks presented to companies in the form of environmental and social issues is the level and quality of oversight over such issues. When management and the board have displayed disregard for environmental risks, have engaged in egregious or illegal conduct, or have failed to adequately respond to current or imminent environmental risks that threaten shareholder value, we believe shareholders should consider holding directors accountable. When companies have not provided for explicit, board-level oversight of environmental and social matters and/or when a substantial environmental or social risk has been ignored or inadequately addressed, we may recommend voting against members of the board. In addition, or alternatively, depending on the proposals presented, we may also consider recommending voting in favor of relevant shareholder proposals or against other relevant management-proposed items, such as the ratification of auditor, a company’s accounts and reports, or ratification of management and board acts.

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DISCLAIMER
© 2021 Glass, Lewis & Co., and/or its affiliates. All Rights Reserved.
This document is intended to provide an overview of Glass Lewis’ proxy voting guidelines. It is not intended to be exhaustive and does not address all potential voting issues. Glass Lewis’ proxy voting guidelines, as they apply to certain issues or types of proposals, are further explained in supplemental guidelines and reports that are made available on Glass Lewis’ website – http://www.glasslewis.com. These guidelines have not been set or approved by the U.S. Securities and Exchange Commission or any other regulatory body. Additionally, none of the information contained herein is or should be relied upon as investment advice. The content of this document has been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues, engagement with clients and issuers, and review of relevant studies and surveys, and has not been tailored to any specific person or entity.
Glass Lewis’ proxy voting guidelines are grounded in corporate governance best practices, which often exceed minimum legal requirements. Accordingly, unless specifically noted otherwise, a failure to meet these guidelines should not be understood to mean that the company or individual involved has failed to meet applicable legal requirements.
No representations or warranties express or implied, are made as to the accuracy or completeness of any information included herein. In addition, Glass Lewis shall not be liable for any losses or damages arising from or in connection with the information contained herein or the use, reliance on, or inability to use any such information. Glass Lewis expects its subscribers possess sufficient experience and knowledge to make their own decisions entirely independent of any information contained in this document.
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International

GLASS LEWIS

Proxy Paper Policy Guidelines

www.glasslewis.com

2022 International Proxy Paper Policy Guidelines    2

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About Glass Lewis
Glass Lewis is the world’s choice for governance solutions. We enable institutional investors and publicly listed companies to make sustainable decisions based on research and data. We cover 30,000+ meetings each year, across approximately 100 global markets. Our team has been providing in-depth analysis of companies since 2003, relying solely on publicly available information to inform its policies, research, and voting recommendations.
Our customers include the majority of the world’s largest pension plans, mutual funds, and asset managers, collectively managing over $40 trillion in assets. We have teams located across the United States, Europe, and Asia-Pacific giving us global reach with a local perspective on the important governance issues.
Investors around the world depend on Glass Lewis’ Viewpoint platform to manage their proxy voting, policy implementation, recordkeeping, and reporting. Our industry leading Proxy Paper product provides comprehensive environmental, social, and governance research and voting recommendations weeks ahead of voting deadlines. Public companies can also use our innovative Report Feedback Statement to deliver their opinion on our proxy research directly to the voting decision makers at every investor client in time for voting decisions to be made or changed.
The research team engages extensively with public companies, investors, regulators, and other industry stakeholders to gain relevant context into the realities surrounding companies, sectors, and the market in general. This enables us to provide the most comprehensive and pragmatic insights to our customers.

Join the Conversation Glass Lewis is committed to ongoing engagement with all market participants. info@glasslewis.com | www.glasslewis.com
2022 International Proxy Paper Policy Guidelines    4

Introduction
These guidelines provide a general overview of the Glass Lewis approach to proxy advice globally. Glass Lewis publishes separate, detailed policy guidelines for all major global markets, which are publicly available on the Glass Lewis website. Glass Lewis policies are largely based on the regulations, listing rules, codes of best practice and other relevant standards set in each country. While these guidelines provide a high-level overview of our general policy approach, implementation varies in accordance with relevant requirements or best practices in each market. For detailed information on the implementation of the policy approach described below, refer to the Glass Lewis policy guidelines for the relevant country.
Summary of Changes for 2022
Board Composition
In this section we have clarified that, in our assessment of the independence of directors, we apply a three-year look back for material financial transactions, and a five-year look back for former employment relationships. We have also highlighted that we will generally recommend that shareholders oppose board elections when there are substantial concerns regarding the performance and/or skills and experience of a director.
Furthermore, we have clarified that we generally believe that a board will be more effective in protecting shareholders’ interests when a majority of shareholder representatives on the board are independent, although we set higher and lower thresholds in some markets on the basis of local best practice recommendations and prevailing market practice. We typically accept the presence of representatives of a company's major shareholder(s) on the board in line with their stake in a company's issued share capital or voting rights, so long as there is a sufficient number of independent directors to represent free-float shareholders and allow for the formation of sufficiently independent board committees.
Board Committee Composition
We have clarified that we generally recommend that shareholders oppose the presence of executive directors on the audit and compensation committee given the risks for conflicts of interest. Further, we have clarified that we generally believe that the majority of shareholder representatives on key board committees should be independent, although we set higher and lower thresholds in some markets on the basis of local best practice recommendations and prevailing market practice.
Slate Elections
We have clarified that we do not generally recommend that shareholders vote against an election of directors that is proposed as a slate solely on the basis of this election method in countries where this is common market practice. We will generally recommend that shareholders support a director slate, unless we have identified independence or performance concerns. When the proposed slate raises concerns regarding board or committee independence, we will generally recommend that shareholders vote against the slate. In egregious cases where we have identified concerns regarding the
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performance and/or experience of the board, its committees, and/or individual directors, we will similarly recommend that shareholders vote against the director slate.
Board Diversity
We have amended the language in these guidelines to clarify that the Glass Lewis assessment of board-level gender diversity is based on the self-identification of directors and that we consider directors that self-identify as non-binary to contribute to the gender diversity of a board. Further, we have clarified that we expect large companies to provide clear disclosure on the board’s performance against local legal requirements and best practice recommendations on board-level ethnic diversity.
Compensation
We have updated these guidelines to highlight that we will generally recommend that shareholders oppose backward-looking remuneration report proposals where there is a gross disconnect between remuneration outcomes and the experience of shareholders and other key stakeholders (in particular company employees) in the year under review.
Further, we have clarified that, in particularly egregious cases where we conclude that the compensation committee has substantially failed to fulfill its duty to shareholders, we may also recommend that shareholders vote against the chair, senior members, or all members of the committee, depending on the seriousness and persistence of the issues identified.
Repurchase of Shares
We have clarified that we may recommend that shareholders support share repurchase programs that are larger than the typical 10%-15% limits when the terms of the program stipulate that repurchased shares must be cancelled.
Overall Approach to Environmental, Social, & Governance (ESG)
We have expanded our discussion of environmental, social & governance initiatives in a new section titled Glass Lewis’ Overall Approach to ESG. Here we provide additional details of our considerations when evaluating these topics. To summarize, Glass Lewis evaluates all environmental and social issues through the lens of long-term shareholder value. We believe that companies should be considering material environmental and social factors in all aspects of their operations and that companies should provide shareholders with disclosures that allow them to understand how these factors are being considered and how attendant risks are being mitigated.
Shareholder Proposals
In the section titled Governance Structure and the Shareholder Franchise, we have added a sub-section titled Shareholder Proposals, summarizing our existing approach to analyzing these proposals. Specifically, we evaluate all shareholder proposals on a case-by-case basis with a view to promoting long-term shareholder value. While we are generally supportive of those that promote board accountability, shareholder rights, and transparency, we consider all proposals in the context of a company’s unique operations and risk profile.
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Please refer to our comprehensive Proxy Paper Guidelines for Environmental, Social & Governance Initiatives for additional detail.

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Election of Directors
Board of Directors
Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. In our view, boards working to protect and enhance the best interests of shareholders typically include some independent directors (the percentage will vary by local market practice and regulations), boast a record of positive performance, have directors with diverse backgrounds, and appoint directors with a breadth and depth of experience.
Board Composition
We look at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member.
Where the company does not disclose the names or backgrounds of director nominees with sufficient time in advance of the shareholder meeting to evaluate their independence, performance or skills we will consider recommending voting against or abstaining from voting on the directors’ election.
We recommend voting in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation. We generally believe that a board will be most effective in protecting shareholders' interests when a majority of shareholder representatives on the board are independent, although we set higher and lower thresholds in some markets on the basis of local best practice recommendations and prevailing market practice. We typically accept the presence of representatives of a company's major shareholder(s) on the board in line with their stake in a company's issued share capital or voting rights, so long as there is a sufficient number of independent directors to represent free-float shareholders and allow for the formation of sufficiently independent board committees.
We believe a director is independent if they have no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the three to five years, dependent on the nature of the relationship, prior to the inquiry are usually considered to be “current” for purposes of this test.
In our view, a director is affiliated if they have a material financial, familial or other relationship with the company or its executives, but are not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls, directly or indirectly, 10% or more of the company’s voting stock (except where local regulations or best practice set a different threshold).
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We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a board chair who acts as an employee of the company or is paid as an employee of the company.
Although we typically recommend that shareholders support the election of independent directors, we will recommend voting against directors for the following reasons:
•A director who attends less than 75% of the board and applicable committee meetings.
•A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.
•An affiliated director where the board is not sufficiently independent in accordance with market best practice standards.
•There are substantial concerns regarding the performance and/or skills and experience of a director.
We also feel that the following conflicts of interest may hinder a director’s performance and will therefore recommend voting against a:
•Director who presently sits on an excessive number of boards.
•Director who, or a director whose immediate family member, provides material professional services to the company at any time during the past three years.
•Director who, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.
•Director with an interlocking directorship.
Slate Elections
In some countries, companies elect their board members as a slate, whereby shareholders are unable to vote on the election of each individual director, but rather are limited to voting for or against the board as a whole. In countries where slate elections are common market practice, we will not recommend that shareholders oppose an election on the basis of this election method alone.
We will generally recommend that shareholders support a director slate, unless we have identified independence or performance concerns. When the proposed slate raises concerns regarding board or committee independence, we will generally recommend that shareholders vote against the slate. In egregious cases where we have identified concerns regarding the performance and/or experience of the board, its committees, and/or individual directors, we will similarly recommend that shareholders vote against the director slate.
Board Committee Composition
We believe that independent directors should serve on a company’s audit, compensation, nominating and governance committees. We will support boards with such a structure and encourage change where this is not the case. We generally recommend that shareholders oppose the presence of executive directors on the audit and compensation committee given the risks for conflicts of interest. We generally believe that the majority of shareholder representatives on key board committees should be independent, although we set higher and lower thresholds in some markets on the basis of local best practice recommendations and prevailing market practice.
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Review of Risk Management Controls
We believe companies, particularly financial firms, should have a dedicated risk committee, or a committee of the board charged with risk oversight, as well as a chief risk officer who reports directly to that committee, not to the CEO or another executive. In cases where a company has disclosed a sizable loss or writedown, and where a reasonable analysis indicates that the company’s board-level risk committee should be held accountable for poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise), we will consider recommending to vote against the chairman of the board on that basis.
Classified Boards
Glass Lewis favors the repeal of staggered boards in favor of the annual election of directors. We believe that staggered boards are less accountable to shareholders than annually elected boards. Furthermore, we feel that the annual election of directors encourages board members to focus on protecting the interests of shareholders.
Board Tenure and Refreshment
Glass Lewis strongly supports routine director evaluation, including independent external reviews, and periodic board refreshment to foster the sharing of diverse perspectives in the boardroom and the generation of new ideas and business strategies. In our view, a director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. This said, we recognize a lack of refreshment can contribute to a lack of board responsiveness to poor company performance. We may consider recommending voting against directors with a lengthy tenure (e.g. over 12 years) when we identify significant performance or governance concerns indicating that a fresh perspective would be beneficial and we find no evidence of board refreshment.
Where a board has established an age or term limit, we believe these should generally be applied equally for all members of the board. If a board waives its age/term limits, Glass Lewis will consider recommending shareholders vote against the chair of the nominating committee or equivalent, unless compelling rationale is provided for why the board is proposing to waive this rule through an election/re-election.
Board Diversity
Glass Lewis values the importance of board diversity, believing there are a number of benefits from having individuals with a variety of backgrounds serving on boards. We consider the diversity of gender, backgrounds, skills and experience of directors when evaluating board diversity. If a board has failed to address material concerns regarding the mix of skills and experience of the non-executive directors or when it fails to meet legal requirements or the best practice standard prevalent in the market for gender quotas and has not disclosed any cogent explanation or plan regarding its approach to board diversity, we will consider recommending voting against the chair of the nominating committee. We expect boards of companies listed on blue chip indices in major global markets (Australia, Canada, Europe, Japan, United Kingdom and United States), to comprise at least one gender diverse director (women, or directors that identify with a gender other than male or female). We apply a higher standard where
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best practice recommendations or listing regulations set a higher target. We also monitor company disclosure on ethnic diversity at board level. We expect large companies in markets with legal requirements or best practice recommendations in this area (e.g. United States; United Kingdom) to provide clear disclosure on the board's performance or transition plans.
Environmental and Social Risk Oversight
Glass Lewis recognises the importance of ensuring the sustainability of companies’ operations. We believe that insufficient oversight of material environmental and social issues can present direct legal, financial, regulatory and reputational risks that could serve to harm shareholder interests. Therefore, we believe that these issues should be carefully monitored and managed by companies, and that companies should have an appropriate oversight structure in place to ensure that they are mitigating attendant risks and capitalizing on related opportunities to the best extent possible. From 2022, Glass Lewis will generally recommend that shareholders vote against the chair of the governance committee (or equivalent) of companies listed on a major blue-chip index in key global markets that do not provide clear disclosure concerning the board-level oversight afforded to material environmental and/or social issues.
Board Responsiveness
Glass Lewis believes that any time 20% or more of shareholders vote contrary to the recommendation of management, the board should, depending on the issue, demonstrate some level of responsiveness to address the concerns of shareholders, particularly in the case of a compensation or director election proposal. While the 20% threshold alone will not automatically generate a negative vote recommendation from Glass Lewis on a future proposal (e.g., to recommend against a director nominee, against a remuneration proposal, etc.), it will be a contributing factor to recommend a vote against management's recommendation in the event we determine that the board did not respond appropriately.
As a general framework, our evaluation of board responsiveness involves a review of the publicly available disclosures released following the date of the company's last annual meeting up through the publication date of our most current Proxy Paper.
Separation of the Roles of Chair and CEO
Glass Lewis believes that separating the roles of corporate officers and the chair of the board is a better governance structure than a combined executive/chair position. The role of executives is to manage the business on the basis of the course charted by the board. Executives should be in the position of reporting and answering to the board for their performance in achieving the goals set out by such board. This becomes much more complicated when management actually sits on, or chairs, the board.
We view an independent chair as better able to oversee the executives of the company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. This, in turn, leads to a more proactive and effective board of directors that is looking out for the interests of shareholders above all else.
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In the absence of an independent chair, we support the appointment of a presiding or lead director with authority to set the agenda for the meetings and to lead sessions outside the presence of the insider chair.
We may recommend voting against the chair of the nominating committee when the chair and CEO roles are combined and the board has not appointed an independent presiding or lead director.
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Financial Reporting
Accounts and Reports
Many countries require companies to submit the annual financial statements, director reports and independent auditors’ reports to shareholders at a general meeting. We will usually recommend voting in favor of these proposals except when there are concerns about the integrity of the statements/reports. However, should the audited financial statements, auditor’s report and/or annual report not be published at the writing of our report, we will recommend that shareholders abstain from voting on this proposal.
Income Allocation (Distribution of Dividends)
In many countries, companies must submit the allocation of income for shareholder approval. We will generally recommend voting for such a proposal. However, we will give particular scrutiny to cases where the company’s dividend payout ratio is exceptionally low or excessively high relative to its peers, or the proposed distribution represents a substantial departure from a company's disclosed dividend policy, and the company has not provided a satisfactory explanation.
Appointment of Auditors and Authority to Set Fees
We believe that role of the auditor is crucial in protecting shareholder value. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders. We generally support management’s recommendation regarding the selection of an auditor and support granting the board the authority to fix auditor fees except in cases where we believe the independence of an incumbent auditor or the integrity of the audit has been compromised. However, we generally recommend voting against ratification of the auditor and/or authorizing the board to set auditor fees for the following reasons:
•When audit fees added to audit-related fees total less than one-half of total fees.
•When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).
•When the company has aggressive accounting policies.
•When the company has poor disclosure or lack of transparency in financial statements.
•When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.
•When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.
•Where the auditor’s tenure is lengthy (e.g. over 10 years) and when we identify any ongoing litigation or significant controversies which call into question an auditor's effectiveness
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Compensation
Compensation Report/Compensation Policy
We closely review companies’ remuneration practices and disclosure as outlined in company filings to evaluate management-submitted advisory compensation report and policy vote proposals. In evaluating these proposals, which can be binding or non-binding depending on the country, we examine how well the company has disclosed information pertinent to its compensation programs, the extent to which overall compensation is tied to performance, the performance metrics selected by the company and the levels of remuneration in comparison to company performance and that of its peers.
We will usually recommend voting against approval of the compensation report or policy when the following occur:
•Gross disconnect between pay and performance;
•Gross disconnect between remuneration outcomes and the experience of shareholders and other key stakeholders (in particular company employees) in the year under review;
•Performance goals and metrics are inappropriate or insufficiently challenging;
•Lack of disclosure regarding performance metrics and goals as well as the extent to which the performance metrics, targets and goals are implemented to enhance company performance and encourage prudent risk-taking;
•Excessive weighting of short-term (e.g., generally less than three year) performance measurement in incentive plans;
•Excessive discretion afforded to or exercised by management or the compensation committee to deviate from defined performance metrics and goals in making awards;
•Ex gratia or other non-contractual payments have been made and the reasons for making the payments have not been fully explained or the explanation is unconvincing;
•Guaranteed bonuses are established;
•Egregious or excessive bonuses, equity awards or severance payments;
•Excessive increases (e.g. over 10%) in fixed payments such as salary or pension entitlements that are not adequately justified
In addition, we look for the presence of other structural safeguards, such as clawback and malus policies for incentive plans. The absence of such safeguards may contribute to a negative recommendation. In particularly egregious cases where we conclude that the compensation committee has substantially failed to fulfill its duty to shareholders, we may also recommend that shareholders vote against the chair, senior members, or all members of the committee, depending on the seriousness and persistence of the issues identified.
Long-Term Incentive Plans
Glass Lewis recognizes the value of equity-based incentive programs. When used appropriately, they can provide a vehicle for linking an employee’s pay to a company’s performance, thereby aligning their interests with those of shareholders. Tying a portion of an employee’s compensation to the performance of the Company provides an incentive to maximize share value. In addition, equity-based compensation is an effective way to attract, retain and motivate key employees. In order to allow for meaningful
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shareholder review, we believe that incentive programs should generally include: (i) specific and appropriate performance goals; (ii) a maximum award pool; and (iii) a maximum award amount per employee. In addition, the payments made should be reasonable relative to the performance of the business and total compensation to those covered by the plan should be in line with compensation paid by the Company’s peers.
Performance-Based Equity Compensation
Glass Lewis believes in performance-based equity compensation plans for senior executives. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. While we do not believe that equity-based compensation plans for all employees need to be based on overall company performance, we do support such limitations for grants to senior executives (although even some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment). Boards often argue that such a proposal would hinder them in attracting talent. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would still attract executives who believe in their ability to guide the company to achieve its targets.
We generally recommend that shareholders vote in favor of performance-based option requirements. There should be no retesting of performance conditions for all share- and option- based incentive schemes. We will generally recommend that shareholders vote against performance-based equity compensation plans that allow for re-testing. We pay particular attention to awards to major shareholders that serve as senior executives, mindful of the natural alignment between shareholders' and the executive's interests and the potential for such grants to further consolidate the executive's ownership level.
Director Compensation
Glass Lewis believes that non-employee directors should receive appropriate types and levels of compensation for the time and effort they spend serving on the board and its committees. Director fees should be reasonable in order to retain and attract qualified individuals. We support compensation plans that include non performance-based equity awards. Glass Lewis compares the costs of these plans to the plans of peer companies with similar market capitalizations in the same country to help inform its judgment on this issue.
Retirement Benefits for Directors
We will typically recommend voting against proposals to grant retirement benefits to non-executive directors. Such extended payments can impair the objectivity and independence of these board members. Directors should receive adequate compensation for their board service through initial and annual fees.
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Limits on Executive Compensation
As a general rule, Glass Lewis believes that shareholders should not seek to micromanage executive compensation programs. Such matters should be left to the board’s compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as an appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue. Further, we believe that companies whose pay-for-performance is in line with their peers should be granted the flexibility to compensate their executives in a manner that drives sustainable growth. However, Glass Lewis favors performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. Performance-based compensation may be limited if a chief executive’s pay is capped at a low level rather than flexibly tied to the performance of the company.
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Governance Structure
Amendments to the Articles of Association
We will evaluate proposed amendments to a company’s articles of association on a case-by-case basis. We are opposed to the practice of bundling several amendments under a single proposal because it prevents shareholders from evaluating each amendment on its own merits. In such cases, we will analyze each change individually and will recommend voting for the proposal only when we believe that the amendments on balance are in the best interests of shareholders.
Virtual Meetings
Glass Lewis unequivocally supports companies facilitating the virtual participation of shareholders in general meetings. We believe that virtual meeting technology can be a useful complement to a traditional, in-person shareholder meeting by expanding participation of shareholders who are unable to attend a shareholder meeting in person (i.e. a "hybrid meeting"). However, we also believe that virtual-only shareholder meetings can curb the ability of a company's shareholders to participate in the meeting and meaningfully communicate with company management and directors.
Where companies are convening a meeting at which in-person attendance of shareholders is limited, we expect companies to set and disclose clear procedures at the time of convocation regarding:
i)When, where, and how shareholders will have an opportunity to ask questions related to the subjects normally discussed at the annual meeting, including a timeline for submitting questions, types of appropriate questions, and rules for how questions and comments will be recognized and disclosed to shareholders;
ii)In particular where there are restrictions on the ability of shareholders to question the board during the meeting - the manner in which appropriate questions received during the meeting will be addressed by the board; this should include a commitment that questions which meet the board’s guidelines are answered in a format that is accessible by all shareholders, such as on the company’s AGM or investor relations website;
iii)The procedure and requirements to participate in the meeting and access the meeting platform; and
iv)Technical support that is available to shareholders prior to and during the meeting. In egregious cases where inadequate disclosure of the aforementioned has been provided to shareholders at the time of convocation, we will generally recommend that shareholders hold the board or relevant directors accountable.
Depending on a company’s governance structure, country of incorporation, and the agenda of the meeting, this may lead to recommendations that shareholders vote against members of the governance committee (or equivalent; if up for re-election); the chair of the board (if up for re-election); and/or other agenda items concerning board composition and performance as applicable (e.g. ratification of board acts). We will always take into account emerging local laws, best practices, and disclosure standards when assessing a company’s performance on this issue.
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Anti-Takeover Measures
Multi-Class Share Structures
Glass Lewis believes multi-class voting structures are typically not in the best interests of common shareholders. We believe the economic stake of each shareholder should match their voting power and that no small group of shareholders, family or otherwise, should have voting rights different from those of other shareholders.
We generally consider a multi-class share structure to reflect negatively on a company's overall corporate governance. Because we believe that allowing one vote per share best protects the interests of shareholders, we typically recommend that shareholders vote in favor of recapitalization proposals to eliminate multi-class share structures. Similarly, we will generally recommend voting against proposals to adopt a new class of common stock.
Poison Pills (Shareholder Rights Plans)
Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. We believe that boards should be given wide latitude in directing the activities of the company and charting the company’s course. However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan’s implementation. In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable ‘qualifying offer’ clause.
Supermajority Vote Requirements
Glass Lewis favors a simple majority voting structure except where a supermajority voting requirement is explicitly intended to protect the rights of minority shareholders in a controlled company. In the case of noncontrolled companies, supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to their interests. One key example is in the takeover context where supermajority vote requirements can strongly limit shareholders’ input in making decisions on such crucial matters as selling the business.
Increase in Authorized Shares
Glass Lewis believes that having adequate capital stock available for issuance is important to the operation of a company. We will generally support proposals when a company could reasonably use the requested shares for financing, stock splits and stock dividends. While we believe that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of large pools of unallocated shares available for any purpose.
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In general, we will support proposals to increase authorized shares up to 100% of the number of shares currently authorized unless, after the increase the company would be left with less than 30% of its authorized shares outstanding. In markets where such authorities typically also authorize the board to issue new shares without separate shareholder approval, we apply the policy described below on the issuance of shares.
Issuance of Shares
Issuing additional shares can dilute existing holders in some circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares requested are excessive, we typically recommend against the issuance. In the case of a private placement, we will also consider whether the company is offering a discount to its share price.
In general, we will support proposals to authorize the board to issue shares (with pre-emption rights) when the requested increase is equal to or less than the current issued share capital. This authority should generally not exceed five years. In accordance with differing market best practice, in some countries, if a proposal seeks to issue shares exceeding 33% of issued share capital, the company should explain the specific rationale, which we analyze on a case-by-case basis.
We will also generally support proposals to suspend pre-emption rights for a maximum of 5-20% of the issued ordinary share capital of the company, depending on best practice in the country in which the company is located. This authority should not exceed five years, or less for some countries.
Repurchase of Shares
We will recommend voting in favor of a proposal to repurchase shares when the plan includes the following provisions: (i) a maximum number of shares which may be purchased (typically not more than 10-20% of the issued share capital); and (ii) a maximum price which may be paid for each share (as a percentage of the market price). We may support a larger proposed repurchase program where the terms of the program stipulate that repurchased shares must be cancelled.
Shareholder Proposals
Glass Lewis believes that shareholders should seek to promote governance structures that protect shareholders, support effective ESG oversight and reporting, and encourage director accountability. Accordingly, Glass Lewis places a significant emphasis on promoting transparency, robust governance structures and companies’ responsiveness to and engagement with shareholders. We also believe that companies should be transparent on how they are mitigating material ESG risks, including those related to climate change, human capital management, and stakeholder relations.
To that end, we evaluate all shareholder proposals on a case-by-case basis with a view to promoting long-term shareholder value. While we are generally supportive of those that promote board accountability, shareholder rights, and transparency, we consider all proposals in the context of a company’s unique operations and risk profile.
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For a detailed review of our policies concerning compensation, environmental, social, and governance shareholder proposals, please refer to our comprehensive Proxy Paper Guidelines for Environmental, Social & Governance Initiatives, available at www.glasslewis.com/voting-policies-current/.
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Overall Approach to
Environmental, Social & Governance
Glass Lewis evaluates all environmental and social issues through the lens of long-term shareholder value. We believe that companies should be considering material environmental and social factors in all aspects of their operations and that companies should provide shareholders with disclosures that allow them to understand how these factors are being considered and how attendant risks are being mitigated. We also are of the view that governance is a critical factor in how companies manage environmental and social risks and opportunities and that a well-governed company will be generally managing these issues better than one without a governance structure that promotes board independence and accountability.
We believe part of the board’s role is to ensure that management conducts a complete risk analysis of company operations, including those that have material environmental and social implications. We believe that directors should monitor management’s performance in both capitalizing on environmental and social opportunities and mitigating environmental and social risks related to operations in order to best serve the interests of shareholders. Companies face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight thereof. Therefore, in cases where the board or management has neglected to take action on a pressing issue that could negatively impact shareholder value, we believe that shareholders should take necessary action in order to effect changes that will safeguard their financial interests.
Given the importance of the role of the board in executing a sustainable business strategy that allows for the realization of environmental and social opportunities and the mitigation of related risks, relating to environmental risks and opportunities, we believe shareholders should seek to promote governance structures that protect shareholders and promote director accountability. When management and the board have displayed disregard for environmental or social risks, have engaged in egregious or illegal conduct, or have failed to adequately respond to current or imminent environmental and social risks that threaten shareholder value, we believe shareholders should consider holding directors accountable. In such instances, we will generally recommend against responsible members of the board that are specifically charged with oversight of the issue in question.
When evaluating environmental and social factors that may be relevant to a given company, Glass Lewis does so in the context of the financial materiality of the issue to the company’s operations. We believe that all companies face risks associated with environmental and social issues. However, we recognize that these risks manifest themselves differently at each company as a result of a company’s operations, workforce, structure, and geography, among other factors. Accordingly, we place a significant emphasis on the financial implications of a company’s actions with regard to impacts on its stakeholders and the environment.
When evaluating environmental and social issues, Glass Lewis examines companies’:
Direct environmental and social risk — Companies should evaluate financial exposure to direct environmental risks associated with their operations. Examples of direct environmental risks include those associated with oil or gas spills, contamination, hazardous leakages, explosions, or reduced water or air quality, among others. Social risks may include non-inclusive employment policies, inadequate human rights policies, or issues that adversely affect the company’s stakeholders. Further,
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we believe that firms should consider their exposure to risks emanating from a broad range of issues, over which they may have no or only limited control, such as insurance companies being affected by increased storm severity and frequency resulting from climate change or membership in trade associations with controversial political ties.
Risk due to legislation and regulation — Companies should evaluate their exposure to changes or potential changes in regulation that affect current and planned operations. Regulation should be carefully monitored in all jurisdictions in which the company operates. We look closely at relevant and proposed legislation and evaluate whether the company has responded proactively.
Legal and reputational risk — Failure to take action on important environmental or social issues may carry the risk of inciting negative publicity and potentially costly litigation. While the effect of high-profile campaigns on shareholder value may not be directly measurable, we believe it is prudent for companies to carefully evaluate the potential impacts of the public perception of their impacts on stakeholders and the environment. When considering investigations and lawsuits, Glass Lewis is mindful that such matters may involve unadjudicated allegations or other charges that have not been resolved. Glass Lewis does not assume the truth of such allegations or charges or that the law has been violated. Instead, Glass Lewis focuses more broadly on whether, under the particular facts and circumstances presented, the nature and number of such concerns, lawsuits or investigations reflects on the risk profile of the company or suggests that appropriate risk mitigation measures may be warranted.
Governance risk — Inadequate oversight of environmental and social issues carries significant risks to companies. When leadership is ineffective or fails to thoroughly consider potential risks, such risks are likely unmitigated and could thus present substantial risks to the company, ultimately leading to loss of shareholder value.
Glass Lewis believes that one of the most crucial factors in analyzing the risks presented to companies in the form of environmental and social issues is the level and quality of oversight over such issues. When management and the board have displayed disregard for environmental risks, have engaged in egregious or illegal conduct, or have failed to adequately respond to current or imminent environmental risks that threaten shareholder value, we believe shareholders should consider holding directors accountable. When companies have not provided for explicit, board-level oversight of environmental and social matters and/or when a substantial environmental or social risk has been ignored or inadequately addressed, we may recommend voting against members of the board. In addition, or alternatively, depending on the proposals presented, we may also consider recommending voting in favor of relevant shareholder proposals or against other relevant management-proposed items, such as the ratification of auditor, a company’s accounts and reports, or ratification of management and board acts.
2022 International Proxy Paper Policy Guidelines    22

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2022 International Proxy Paper Policy Guidelines    23

DISCLAIMER
© 2021 Glass, Lewis & Co., and/or its affiliates. All Rights Reserved.
This document is intended to provide an overview of Glass Lewis’ proxy voting guidelines. It is not intended to be exhaustive and does not address all potential voting issues. Glass Lewis’ proxy voting guidelines, as they apply to certain issues or types of proposals, are further explained in supplemental guidelines and reports that are made available on Glass Lewis’ website – http://www.glasslewis.com. These guidelines have not been set or approved by the U.S. Securities and Exchange Commission or any other regulatory body. Additionally, none of the information contained herein is or should be relied upon as investment advice. The content of this document has been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues, engagement with clients and issuers, and review of relevant studies and surveys, and has not been tailored to any specific person or entity.
Glass Lewis’ proxy voting guidelines are grounded in corporate governance best practices, which often exceed minimum legal requirements. Accordingly, unless specifically noted otherwise, a failure to meet these guidelines should not be understood to mean that the company or individual involved has failed to meet applicable legal requirements.
No representations or warranties express or implied, are made as to the accuracy or completeness of any information included herein. In addition, Glass Lewis shall not be liable for any losses or damages arising from or in connection with the information contained herein or the use, reliance on, or inability to use any such information. Glass Lewis expects its subscribers possess sufficient experience and knowledge to make their own decisions entirely independent of any information contained in this document.
All information contained in this report is protected by law, including, but not limited to, copyright law, and none of such information may be copied or otherwise reproduced, repackaged, further transmitted, transferred, disseminated, redistributed or resold, or stored for subsequent use for any such purpose, in whole or in part, in any form or manner, or by any means whatsoever, by any person without Glass Lewis’ prior written consent.
2022 International Proxy Paper Policy Guidelines    24

PART C: OTHER INFORMATION

Item 28.	Exhibits:

(a)	Amended and Restated Declaration of Trust, incorporated by reference to Post-Effective Amendment No. 2,775, filed with the SEC on April 25, 2022.
(b)	Amended and Restated Bylaws of the Trust, incorporated by reference to Post-Effective Amendment No. 2,775, filed with the SEC on April 25, 2022.
(c)	Not applicable.
(d)(1)
Form of Investment Management Agreement between the Trust and Van Eck Associates Corporation (with respect to VanEck Vectors—Gold Miners ETF), incorporated by reference to Pre-Effective Amendment No. 3, filed with the SEC on April 28, 2006.

(d)(2)
Form of Investment Management Agreement between the Trust and Van Eck Associates Corporation (with respect to all non-unitary fee portfolios except for VanEck Vectors—Gold Miners ETF), incorporated by reference to Post-Effective Amendment No. 2, filed with the SEC on October 6, 2006.

(d)(3)
Form of Investment Management Agreement between the Trust and Van Eck Associates Corporation (with respect to all unitary fee portfolios), incorporated by reference to Post-Effective Amendment No. 174, filed with the SEC on August 27, 2010.

(d)(4)	Not applicable.
(d)(5)
Form of Amended and Restated Sub-Investment Advisory Agreement between China Asset Management (Hong Kong) Limited and Van Eck Associates Corporation, incorporated by reference to Post-Effective Amendment No. 2,457, filed with the SEC on January 26, 2017.

(d)(6)	Not applicable.
(d)(7)	Not applicable.
(d)(8)
Form of Investment Management Agreement between the Trust and Van Eck Absolute Return Advisers Corporation (with respect to VanEck Vectors Dynamic Put Write ETF and VanEck Vectors Long/Flat Commodity ETF), incorporated by reference to Post-Effective Amendment No. 2,457, filed with the SEC on January 26, 2017.

(d)(9)
Form of Investment Management Agreement between the Trust and Van Eck Absolute Return Advisers Corporation (with respect to VanEck Bitcoin Strategy ETF, incorporated by reference to Post-Effective Amendment No. 2,749, filed with the SEC on October 27, 2021.

(d)(10)	Form of Sub-Investment Advisory Agreement between PineBridge Investments LLC and Van Eck Associates Corporation, filed with the SEC on June 10, 2022.
(e)(1)	Form of Distribution Agreement between the Trust and Van Eck Securities Corporation, incorporated by reference to Pre-Effective Amendment No. 4, filed with the SEC on May 11, 2006.
(e)(2)	Form of Participant Agreement, incorporated by reference to Post-Effective Amendment No. 2,652, filed with the SEC on November 22, 2019.
(f)	Not applicable.
(g)	Form of Custody Agreement between the Trust and State Street Bank and Trust Company, incorporated by reference to Post-Effective Amendment No. 2,652, filed with the SEC on November 22, 2019.
(h)(1)	Form of Administration Agreement between the Trust and State Street Bank and Trust Company, incorporated by reference to Post-Effective Amendment No. 2,652, filed with the SEC on November 22, 2019.
(h)(2)
Form of Transfer Agency and Service Agreement between the Trust and State Street Bank and Trust Company, incorporated by reference to Post-Effective Amendment No. 2,652, filed with the SEC on November 22, 2019.

(h)(3)	Form of Sublicense Agreement between the Trust and the Van Eck Associates Corporation, incorporated by reference to Pre-Effective Amendment No. 3, filed with the SEC on April 28, 2006.
(h)(4)	Form of Rule 12d1-4 Fund of Funds Investment Agreement, incorporated by reference to Post-Effective Amendment No. 2,763, filed with the SEC on February 2, 2022.

(i)(1)
Opinion and Consent of Clifford Chance US LLP (with respect to VanEck Vectors Environmental Services ETF (f/k/a Market Vectors—Environmental Services ETF), VanEck Vectors Gold Miners ETF (f/k/a Market Vectors—Gold Miners ETF) and VanEck Vectors Steel ETF (f/k/a Market Vectors—Steel ETF)), incorporated by reference to Post-Effective Amendment No. 2, filed with the SEC on October 6, 2006.

(i)(2)
Opinion of Clifford Chance US LLP (with respect to VanEck Vectors Low Carbon Energy ETF (f/k/a VanEck Vectors Global Alternative Energy ETF and Market Vectors—Global Alternative Energy ETF) and VanEck Vectors Russia ETF (f/k/a Market Vectors—Russia ETF)), incorporated by reference to Post-Effective Amendment No. 5, filed with the SEC on April 9, 2007.

(i)(3)
Opinion of Clifford Chance US LLP (with respect to VanEck Vectors Agribusiness ETF (f/k/a Market Vectors—Agribusiness ETF) and VanEck Vectors Uranium+Nuclear Energy ETF (f/k/a Market Vectors—Nuclear Energy ETF)), incorporated by reference to Post-Effective Amendment No. 9, filed with the SEC on July 30, 2007.

(i)(4)
Opinion of Clifford Chance US LLP (with respect to VanEck Vectors AMT-Free Intermediate Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers AMT-Free Intermediate Municipal ETF), VanEck Vectors AMT-Free Long Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers AMT-Free Long Municipal ETF), VanEck Vectors AMT-Free Short Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers AMT-Free Short Municipal ETF), VanEck Vectors High-Yield Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers High Yield Municipal ETF), VanEck Vectors California Long Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers AMT-Free California Long Municipal ETF) and VanEck Vectors New York Long Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers AMT-Free New York Long Municipal ETF)), incorporated by reference to Post-Effective Amendment No. 14 filed with the SEC on November 2, 2007.

(i)(5)
Opinion of Clifford Chance US LLP (with respect to VanEck Vectors Coal ETF (f/k/a Market Vectors—Coal ETF) and VanEck Vectors Gaming ETF (f/k/a Market Vectors—Gaming ETF)), incorporated by reference to Post-Effective Amendment No. 17, filed with the SEC on December 31, 2007.

(i)(6)
Opinion of Clifford Chance US LLP (with respect to VanEck Vectors Massachusetts Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers AMT-Free Massachussets Municipal Index ETF), VanEck Vectors New Jersey Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers AMT-Free New Jersey Municipal ETF), VanEck Vectors Ohio Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers AMT-Free Ohio Municipal ETF), VanEck Vectors Pennsylvania Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers AMT-Free Pennsylvania Municipal ETF)), incorporated by reference to Post-Effective Amendment No. 21, filed with the SEC on February 15, 2008.

(i)(7)
Opinion of Clifford Chance US LLP (with respect to VanEck Vector Natural Resources ETF (f/k/a Market Vectors—RVE Hard Assets Producers ETF and Market Vectors—Hard Assets Producers ETF) and VanEck Vectors Solar Energy ETF (f/k/a Market Vectors—Solar Energy ETF), incorporated by reference to Post-Effective Amendment No. 23, filed with the SEC on April 21, 2008.

(i)(8)
Opinion and Consent of Clifford Chance US LLP with respect to VanEck Vectors Africa Index ETF (f/k/a Market Vectors—Africa ETF), VanEck Vectors Emerging Europe ex-Russia ETF (f/k/a Market Vectors—Emerging Eurasia Index ETF), VanEck Vectors Global Frontier Index ETF (f/ka/ Market Vectors—Global Frontier ETF Index and VanEck Vectors Gulf States Index ETF (f/k/a Market Vectors—Gulf States Index ETF)), incorporated by reference to Post-Effective Amendment No. 26, filed with SEC on July 8, 2008.

(i)(9)
Consent of Clifford Chance US LLP (with respect to VanEck Vectors High-Yield Municipal Index ETF (f/k/a Market Vectors—Lehman Brothers High Yield Municipal Index ETF)), incorporated by reference to Post-Effective Amendment No. 27, filed with the SEC on August 8, 2008.

(i)(10)
Opinion and Consent of Clifford Chance US LLP (with respect to VanEck Vectors Indonesia Index ETF (f/k/a Market Vectors Indonesia Index ETF)), incorporated by reference to Post-Effective Amendment No. 34, filed with the SEC on November 25, 2008.

(i)(11)
Opinion and Consent of Clifford Chance US LLP (with respect to VanEck Vectors Vietnam ETF (f/k/a Market Vectors Vietnam ETF)), incorporated by reference to Post-Effective Amendment No. 35, filed with the SEC on December 23, 2008.

(i)(12)
Opinion and Consent of Clifford Chance US LLP (with respect to VanEck Vectors Pre-Refunded Municipal Index ETF (f/k/a Market Vectors Pre-Refunded Municipal Index ETF)), incorporated by reference to Post-Effective Amendment No. 36, filed with the SEC on January 28, 2009.

(i)(13)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Egypt Index ETF (f/k/a Market Vectors Egypt Index ETF)), incorporated by reference to Post-Effective Amendment No. 111, filed with the SEC on February 16, 2010.

(i)(14)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors ChinaAMC CSI 300 ETF (f/k/a Market Vectors China ETF)), incorporated by reference to Post-Effective Amendment No. 79, filed with the SEC on September 4, 2009.

(i)(15)
Opinion and Consent of Clifford Chance US LLP (with respect to VanEck Vectors Brazil Small-Cap ETF (f/k/a Market Vectors Brazil Small-Cap ETF)), incorporated by reference to Post-Effective Amendment No. 49, filed with the SEC on May 8, 2009.

(i)(16)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Junior Gold Miners ETF (f/k/a Market Vectors Junior Gold Miners ETF)), incorporated by reference to Post-Effective Amendment No. 93, filed with the SEC on November 9, 2009.

(i)(17)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Poland ETF (f/k/a Market Vectors Poland ETF)), incorporated by reference to Post-Effective Amendment No. 97, filed with the SEC on November 20, 2009.

(i)(18)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors India Small-Cap Index ETF (f/k/a Market Vectors India Small-Cap Index ETF)), incorporated by reference to Post-Effective Amendment No. 129, filed with the SEC on April 5, 2010.

(i)(19)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors J.P. Morgan EM Local Currency Bond ETF (f/k/a Market Vectors Emerging Markets Local Currency Bond ETF)), incorporated by reference to Post-Effective Amendment No. 153, filed with the SEC on June 28, 2010.

(i)(20)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Investment Grade Floating Rate ETF (f/k/a Market Vectors Investment Grade Floating Rate Bond ETF)), incorporated by reference to Post-Effective Amendment No. 154, filed with the SEC on June 28, 2010.

(i)(21)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Rare Earth/Strategic Metals ETF (f/k/a Market Vectors Rare Earth/Strategic Metals ETF)), incorporated by reference to Post-Effective Amendment No. 203, filed with the SEC on October 22, 2010.

(i)(22)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Emerging Markets Aggregate Bond ETF (f/k/a Market Vectors LatAm Aggregate Bond ETF)), incorporated by reference to Post-Effective Amendment No. 358, filed with the SEC on May 10, 2011.

(i)(23)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Russia Small-Cap ETF (f/k/a Market Vectors Russia Small-Cap ETF)), incorporated by reference to Post-Effective Amendment No. 312, filed with the SEC on April 1, 2011.

(i)(24)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors CEF Municipal Income ETF (f/k/a Market Vectors CEF Municipal Income ETF)), incorporated by reference to Post-Effective Amendment No. 395, filed with the SEC on July 7, 2011.

(i)(25)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Mortgage REIT Income ETF (f/k/a Market Vectors Mortgage REIT Income ETF)), incorporated by reference to Post-Effective Amendment No. 431, filed with the SEC on August 15, 2011.

(i)(26)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors International High Yield Bond ETF (f/k/a Market Vectors International High Yield Bond ETF)), incorporated by reference to Post-Effective Amendment No. 646, filed with the SEC on March 29, 2012.

(i)(27)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors BDC Income ETF (f/k/a Market Vectors BDC Income ETF)), incorporated by reference to Post-Effective Amendment No. 995, filed with the SEC on February 7, 2013.

(i)(28)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Biotech ETF (f/k/a Market Vectors Biotech ETF), VanEck Vectors Oil Services ETF (f/k/a Market Vectors Oil Services ETF), VanEck Vectors Pharmaceutical ETF (f/k/a Market Vectors Pharmaceutical ETF), VanEck Vectors Retail ETF (f/k/a Market Vectors Retail ETF) and VanEck Vectors Semiconductor ETF (f/k/a Market Vectors Semiconductor ETF)), incorporated by reference to Post-Effective Amendment No. 505, filed with the SEC on October 31, 2011.

(i)(29)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Indonesia Small-Cap ETF (f/k/a Market Vectors Indonesia Small-Cap ETF)), incorporated by reference to Post-Effective Amendment No. 639, filed with the SEC on March 14, 2012.

(i)(30)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Unconventional Oil & Gas ETF (f/k/a Market Vectors Unconventional Oil & Gas ETF)), incorporated by reference to Post-Effective Amendment No. 598, filed with the SEC on February 8, 2012.

(i)(31)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Morningstar Wide Moat ETF (f/k/a Market Vectors Morningstar Wide Moat Research ETF)), incorporated by reference to Post-Effective Amendment No. 674, filed with the SEC on April 13, 2012.

(i)(32)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Emerging Markets High Yield Bond ETF (f/k/a Market Vectors Emerging Markets High Yield Bond ETF)), incorporated by reference to Post-Effective Amendment No. 654, filed with the SEC on April 3, 2012.

(i)(33)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Fallen Angel High Yield Bond ETF (f/k/a Market Vectors Fallen Angel Bond ETF)), incorporated by reference to Post-Effective Amendment No. 653, filed with the SEC on April 3, 2012.

(i)(34)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Preferred Securities ex Financials ETF (f/k/a Market Vectors Preferred Securities ex Financials ETF)), incorporated by reference to Post-Effective Amendment No. 765, filed with the SEC on July 5, 2012.

(i)(35)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Saudi Arabia ETF (f/k/a Market Vectors Saudi Arabia ETF)), incorporated by reference to Post-Effective Amendment No. 1,938, filed with the SEC on June 22, 2015.

(i)(36)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Short High-Yield Municipal Index ETF (f/k/a Market Vectors Short High-Yield Municipal Index ETF)), incorporated by reference to Post-Effective Amendment No. 1,341, filed with the SEC on December 20, 2013.

(i)(37)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Treasury-Hedged High Yield Bond ETF (f/k/a Market Vectors Treasury-Hedged High Yield Bond ETF)), incorporated by reference to Post-Effective Amendment No. 994, filed with the SEC on February 5, 2013.

(i)(38)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Israel ETF (f/k/a Market Vectors Israel ETF)), incorporated by reference to Post-Effective Amendment No. 1,151, filed with the SEC on June 24, 2013.

(i)(39)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors ChinaAMC SME-ChiNext ETF (f/k/a Market Vectors ChinaAMC SME-ChiNext ETF)), incorporated by reference to Post-Effective Amendment No. 1,502, filed with the SEC on May 16, 2014.

(i)(40)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors ChinaAMC China Bond ETF (f/k/a Market Vectors ChinaAMC China Bond ETF)), incorporated by reference to Post-Effective Amendment No. 1,701, filed with the SEC on November 7, 2014.

(i)(41)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Morningstar International Moat ETF (f/k/a Market Vectors Morningstar International Moat ETF)), incorporated by reference to Post-Effective Amendment No. 1,957, filed with the SEC on July 9, 2015.

(i)(42)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Oil Refiners ETF (f/k/a Market Vectors Oil Refiners ETF)), incorporated by reference to Post-Effective Amendment No. 1,998, filed with the SEC on August 14, 2015.

(i)(43)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Energy Income ETF (f/k/a VanEck Vectors High Income MLP ETF and Market Vectors High Income MLP ETF), incorporated by reference to Post-Effective Amendment No. 2,131, filed with the SEC on December 10, 2015.

(i)(44)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Dynamic Put Write ETF), incorporated by reference to Post-Effective Amendment No. 2,521, filed with the SEC on May 1, 2017.
(i)(45)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Generic Drugs ETF (f/k/a Market Vectors Generic Drugs ETF)), incorporated by reference to Post-Effective Amendment No. 2,115, filed with the SEC on November 23, 2015.

(i)(46)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors AMT-Free 6-8 Year Municipal Index ETF, VanEck Vectors AMT-Free 8-12 Year Municipal Index ETF and VanEck Vectors AMT-Free 12-17 Year Municipal Index ETF), incorporated by reference to Post-Effective Amendment No. 2,370, filed with the SEC on August 5, 2016.

(i)(47)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Long/Flat Commodity ETF), incorporated by reference to Post-Effective Amendment No. 2,322, filed with the SEC on May 31, 2016.
(i)(48)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors NDR CMG Long/Flat Allocation ETF (f/k/a VanEck Vectors Long/Flat US Equity ETF)), incorporated by reference to Post-Effective Amendment No. 2,574, filed with the SEC on September 27, 2017.

(i)(49)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Green Bond ETF), incorporated by reference to Post-Effective Amendment No. 2,479, filed with the SEC on February 28, 2017.
(i)(50)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Real Asset Allocation ETF), incorporated by reference to Post-Effective Amendment No. 2,598, filed with the SEC on March 9, 2018.
(i)(51)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Video Gaming and eSports ETF), incorporated by reference to Post-Effective Amendment No. 2,616, filed with the SEC on August 31, 2018.

(i)(52)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Morningstar Global Wide Moat ETF), incorporated by reference to Post-Effective Amendment No. 2,626, filed with the SEC on October 24, 2018.

(i)(53)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Morningstar Durable Dividend ETF (f/k/a VanEck Vectors Morningstar High Dividend ETF)), incorporated by reference to Post-Effective Amendment No. 2,627, filed with the SEC on October 24, 2018.

(i)(54)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Municipal Allocation ETF), incorporated by reference to Post-Effective Amendment No. 2,644, filed with the SEC on May 14, 2019.

(i)(55)
Opinion and Consent of Dechert LLP (with respect to VanEck HIP Sustainable Muni ETF(f/k/a VanEck Vectors Sustainable Muni ETF)), incorporated by reference to Post-Effective Amendment No. 2,738, filed with the SEC on August 24, 2021.

(i)(56)
Opinion of Dechert LLP (with respect to VanEck Vectors Moody's Analytics IG Corporate Bond ETF (f/k/a VanEck Vectors IG Corporate ETF)), incorporated by reference to Post-Effective Amendment No. 2,704, filed with the SEC on February 25, 2021.

(i)(57)
Consent of Dechert LLP (with respect to VanEck Vectors Moody's Analytics IG Corporate Bond ETF (f/k/a VanEck Vectors IG Corporate ETF)), incorporated by reference to Post-Effective Amendment No. 2,692, filed with the SEC on November 24, 2020.

(i)(58)
Opinion of Dechert LLP (with respect to VanEck Vectors Moody's Analytics BBB Corporate Bond ETF (f/k/a VanEck Vectors BBB Corporate ETF)), incorporated by reference to Post-Effective Amendment No. 2,704, filed with the SEC on February 25, 2021.

(i)(59)
Consent of Dechert LLP (with respect to VanEck Vectors Moody's Analytics BBB Corporate Bond ETF (f/k/a VanEck Vectors BBB Corporate ETF)), incorporated by reference to Post-Effective Amendment No. 2,693, filed with the SEC on November 24, 2020.

(i)(60)	Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Social Sentiment ETF), incorporated by reference to Post-Effective Amendment No. 2,704, filed with the SEC on February 25, 2021.
(i)(61)
Opinion and Consent of Dechert LLP (with respect to VanEck Vectors Digital Transformation ETF (f/k/a VanEck Vectors Digital Assets ETF)), incorporated by reference to Post-Effective Amendment No. 2,712, filed with the SEC on April 9, 2021.

(i)(62)	Opinion and Consent of Dechert LLP (with respect to VanEck Morningstar ESG Moat ETF), incorporated by reference to Post-Effective Amendment No. 2,743, filed with the SEC on October 1, 2021.
(i)(63)	Opinion and Consent of Dechert LLP (with respect to VanEck Green Metals ETF), incorporated by reference to Post-Effective Amendment No. 2,751, filed with the SEC on November 3, 2021.
(i)(64)	Opinion and Consent of Dechert LLP (with respect to VanEck Bitcoin Strategy ETF), incorporated by reference to Post-Effective Amendment No. 2,749, filed with the SEC on October 27, 2021.
(i)(65)	Opinion and Consent of Dechert LLP (with respect to VanEck Future of Food ETF), incorporated by reference to Post-Effective Amendment No. 2,754, filed with the SEC on November 23, 2021.
(i)(66)	Opinion and Consent of Dechert LLP (with respect to VanEck Digital India ETF), incorporated by reference to Post-Effective Amendment No. 2,763, filed with the SEC on February 2, 2022.
(i)(67)
Opinion and Consent of Dechert LLP (with respect to VanEck Digital Assets Mining ETF (f/k/a VanEck Digital Asset Mining ETF)), incorporated by reference to Post-Effective Amendment No. 2,770, filed with the SEC on March 7, 2022.

(i)(68)	Opinion and Consent of Dechert LLP (with respect to VanEck Gold and Bitcoin Strategy ETF), to be filed by amendment.
(i)(69)	Opinion and Consent of Dechert LLP (with respect to VanEck Commodities and Bitcoin Strategy ETF), to be filed by amendment.
(i)(70)	Opinion and Consent of Dechert LLP (with respect to VanEck Dynamic High Income ETF), to be filed by amendment.
(i)(71)	Opinion and Consent of Dechert LLP (with respect to VanEck Gold and Digital Assets Mining ETF), to be filed by amendment.
(i)(72)	Opinion and Consent of Dechert LLP (with respect to VanEck Muni ETF), to be filed by amendment.
(i)(73)	Opinion and Consent of Dechert LLP (with respect to VanEck CLO ETF), incorporated by reference to Post-Effective Amendment 2,787, filed with the SEC on June 10, 2022.
(i)(74)	Opinion and Consent of Dechert LLP (with respect to VanEck Green Infrastructure ETF), to be filed by amendment.
(i)(75)	Opinion and Consent of Dechert LLP (with respect to VanEck Morningstar SMID Moat ETF), to be filed by amendment.
(i)(76)	Consent of Dechert LLP, filed herewith.
(j)	Consent of Ernst & Young LLP, filed herewith.

(k)	Not applicable.
(l)	Not applicable.
(m)	Not applicable.
(n)	Not applicable.
(o)	Not applicable.
(p)(1)	Code of Ethics of VanEck Vectors ETF Trust, incorporated by reference to Post-Effective Amendment No. 2,648, filed with the SEC on September 6, 2019.
(p)(2)
Code of Ethics of Van Eck Associates Corporation, Van Eck Absolute Return Advisers Corporation and Van Eck Securities Corporation, incorporated by reference to Post-Effective Amendment No. 2,756, filed with the SEC on December 10, 2021.

(p)(3)	Code of Ethics of PineBridge Investments LLC, incorporated by reference to Post-Effective Amendment 2,787, filed with the SEC on June 10, 2022.
(q)(1)
Powers of Attorney for Messrs. John J. Crimmins, David H. Chow, R. Alastair Short, Peter J. Sidebottom, Richard D. Stamberger and Jan F. van Eck, incorporated by reference to Post-Effective Amendment No. 2,613, filed with the SEC on August 24, 2018.

(q)(2)	Power of Attorney for Ms. Laurie A. Hesslein, incorporated by reference to Post-Effective Amendment No. 2,650, filed with the SEC on September 20, 2019.

Item 29.    Persons Controlled by or Under Common Control with Registrant
    None.
Item 30.    Indemnification
Pursuant to Section 10.2 of the Amended and Restated Declaration of Trust, every person who is, or has been, a Trustee or officer of the Trust (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (collectively, the “Covered Persons”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, mediation, arbitration or proceeding, whether civil or criminal, in which he or she becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof. No indemnification shall be provided to a Covered Person who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office (i) by the court or other body approving the settlement; (ii) by at least a majority of those Trustees who are neither interested parties of the Trust nor are parties to the matter based upon a review of readily-available facts (as opposed to a full trial-type inquiry); or (iii) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry). For purposes of the determination or opinion referred to in (ii) and (iii) above, the majority of those Trustees who neither are interested persons of the Trust nor are parties to the matter or independent legal counsel, as the case may be, shall be entitled to rely on a rebuttable presumption that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.
The Trust has agreed to indemnify and hold harmless the Trustees against any and all expenses actually and reasonably incurred by the Trustee in any proceeding arising out of or in connection with the Trustee’s service to the Trust, to the fullest extent permitted by the Amended and Restated Agreement and Declaration of Trust of the Fund and Title 12, Part V, Chapter 38 of the Delaware Code, and applicable law.

Item 31.    Business and Other Connections of Investment Manager
See “Management” in the Statement of Additional Information. Information as to the directors and officers of the Adviser is included in its Form ADV filed with the SEC and is incorporated herein by reference thereto.
Item 32.    Principal Underwriters
(a)    Van Eck Securities Corporation is the Trust’s principal underwriter. Van Eck Securities Corporation also acts as a principal underwriter, depositor, or investment manager for the following other investment companies: each series of VanEck Funds and VanEck VIP Trust.
(b)    The following is a list of the officers, directors and partners of Van Eck Securities Corporation:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Trust
Jan F. van Eck 666 Third Avenue New York, NY 10017	Director, President and Chief Executive Officer	President, Chief Executive Officer and Trustee
Bruce J. Smith 666 Third Avenue New York, NY 10017	Director	N/A
Jonathan R. Simon 666 Third Avenue New York, NY 10017	Director, Senior Vice President, General Counsel and Secretary	Senior Vice President, Chief Legal Officer and Secretary
Laura I. Martinez 666 Third Avenue New York, NY 10017	Vice President, Associate General Counsel and Assistant Secretary	Vice President and Assistant Secretary
Matthew A. Babinsky 666 Third Avenue New York, NY 10017	Assistant Vice President, Assistant General Counsel and Assistant Secretary	Assistant Vice President and Assistant Secretary
Lisa Moss 666 Third Avenue New York, NY 10017	Assistant Vice President	Assistant Vice President and Assistant Secretary
Susan Curry 666 Third Avenue New York, NY 10017	Assistant Vice President	Assistant Vice President
Brendan Gundersen 666 Third Avenue New York, NY 10017	Managing Director, Head of Institutional Sales	N/A
Richard Potocki 666 Third Avenue New York, NY 10017	Managing Director, Head of US Distribution	N/A

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Trust
F. Michael Gozzillo 666 Third Avenue New York, NY 10017	Chief Compliance Officer	Chief Compliance Officer
Laura Hamilton 666 Third Avenue New York, NY 10017	Assistant Vice President	Vice President
Lee Rappaport 666 Third Avenue New York, NY 10017	Vice President, Chief Financial Officer, Treasurer and Operations Principal (FINOP)	N/A
Matthew Bartlett 666 Third Avenue New York, NY 10017	Manager, Internal Sales Desk	N/A
Kristen Capuano 666 Third Avenue New York, NY 10017	Managing Director, Head of Marketing and Product Strategy	N/A
Joseph Giordano 666 Third Avenue New York, NY 10017	Controller	N/A

Item 33.    Location of Accounts and Records

    The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder will be maintained as follows: journals, ledgers, securities records and other original records will be maintained principally at the offices of the Registrant’s Custodian and Transfer Agent, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111 and the Registrant’s prior Custodian and Transfer Agent, The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286. All other records so required to be maintained will be maintained at the offices of Van Eck Associates Corporation/Van Eck Absolute Return Advisers Corporation/Van Eck Securities Corporation, 666 Third Avenue, Floor 9, New York, New York 10017.

Item 34.    Management Services
Not applicable.
Item 35.    Undertakings
Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 25th day of August, 2022.

VANECK ETF TRUST

By:	/s/ Jonathan R. Simon
Name: Jonathan R. Simon
Title: Senior Vice President, Secretary and Chief Legal Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacities and on the date indicated.

/s/ David H. Chow*	Trustee	August 25, 2022
David H. Chow

/s/ Laurie A. Hesslein*	Trustee	August 25, 2022
Laurie A. Hesslein

/s/ R. Alastair Short*	Trustee	August 25, 2022
R. Alastair Short

/s/ Peter J. Sidebottom*	Trustee	August 25, 2022
Peter J. Sidebottom

/s/ Richard D. Stamberger*	Trustee	August 25, 2022
Richard D. Stamberger

/s/ Jan F. van Eck*	President, Chief Executive Officer and Trustee	August 25, 2022
Jan F. van Eck

/s/ John J. Crimmins*	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	August 25, 2022
John J. Crimmins

*By:	/s/ Jonathan R. Simon
Jonathan R. Simon
Attorney-in-Fact
August 25, 2022

EXHIBIT INDEX

(i)(76)     Consent of Dechert LLP.
(j)     Consent of Ernst & Young LLP.